Registration Nos. 333-17217 and 811-07953
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 6, 2026

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER The Securities Act of 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 179	☒
and/or
REGISTRATION STATEMENT
UNDER The Investment Company Act of 1940	☐
Amendment No. 181	☒
(Check appropriate box or boxes)

EQ ADVISORS TRUST
(formerly 787 Trust)
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, New York 10105
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (212) 554-1234

Shane Daly
Executive Vice President, General Counsel and Secretary
Equitable Investment Management Group, LLC
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Please send copies of all communications to:
Mark C. Amorosi, Esq.
K&L Gates LLP
1601 K Street N.W.
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment
Title of Securities Being Registered: Class IA, Class IB and Class K Shares of Beneficial Interest
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a) of Rule 485
if appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQ ADVISORS TRUST
CONTENTS OF REGISTRATION STATEMENT
This registration statement is comprised of the following:
Cover Sheet
Contents of Registration Statement
Part A –Master Prospectus for fourteen portfolios of the Trust (the “Portfolios”)
Part B – Combined Statement of Additional Information for the Portfolios
Part C – Other Information
Signature Page
Exhibits

EQ ADVISORS TRUSTSM
Prospectus dated May 1, 2026
This Prospectus describes fourteen (14) Portfolios offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares, as applicable, offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives.* Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios
ATM Large Cap Managed Volatility Portfolio†††
EQ/500 Managed Volatility Portfolio††
EQ/ClearBridge Large Cap Growth ESG Portfolio††
EQ/Fidelity Institutional AM® Large Cap Portfolio††
EQ/International Equity Index Portfolio
EQ/International Value Managed Volatility Portfolio††
EQ/JPMorgan Growth Stock Portfolio††
EQ/Large Cap Growth Managed Volatility Portfolio††
EQ/Loomis Sayles Growth Portfolio††
Multimanager Aggressive Equity Portfolio
Specialty/Sector Portfolios
EQ/JPMorgan Hedged Equity and Premium Income Portfolio**, †
EQ/MFS Utilities Series Portfolio††
EQ/Wellington Energy Portfolio††
Multimanager Technology Portfolio††

*
Not all of these Portfolios may be available as an investment in your variable life or annuity product. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and may not be available directly as an investment under your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
**
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
†
The Trust offers only Class IB shares of this Portfolio.
††
The Trust offers only Class IB and Class K shares of this Portfolio.
†††
The Trust offers only Class K shares of this Portfolio.
The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents 1

1. About the Portfolios
ATM Large Cap Managed Volatility Portfolio  — Class K Shares
Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

ATM Large Cap Managed Volatility Portfolio	Class K Shares
Management Fee	0.44%
Distribution and/or Service Fees (12b-1 fees)	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For this Portfolio, large-capitalization companies are those companies with market capitalizations within the range of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) at the time of purchase. As of December 31, 2025, the market capitalizations of companies in this index ranged from approximately $__ billion to $__
2 ATM Large Cap Managed Volatility Portfolio

trillion. The size of companies in the index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.
The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Portfolio is divided into two portions; one portion utilizes a passive investment index style focused on equity securities of large-capitalization companies, and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.
The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 500 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.
The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques could reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. Accordingly, volatility management techniques could also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.
The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and
ATM Large Cap Managed Volatility Portfolio 3

can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Index Strategy Risk —  The Portfolio employs an index strategy for a portion of the Portfolio and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible
4 ATM Large Cap Managed Volatility Portfolio

to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Volatility Management Risk —  The Adviser from time to time may employ various volatility management techniques or make strategic adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser.
The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all.
The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice.
Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments.
Any one or more of these factors could prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques,
ATM Large Cap Managed Volatility Portfolio 5

when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and could also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
ETFs Risk —  When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Futures Contract Risk —  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.
6 ATM Large Cap Managed Volatility Portfolio

Large Transaction Risk —  A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.
Leveraging Risk —  When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Short Position Risk —  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class K

ATM Large Cap Managed Volatility Portfolio 7

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
ATM Large Cap Managed Volatility Portfolio - Class K	[]	[]	[]
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio's assets among investment styles, and (iii) managing the Portfolio's equity exposure are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2016
Kevin McCarthy	Vice President and Assistant Portfolio Manager of EIM	May 2020
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein are:
Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	January 2022
Geoff Tomlinson, CFA®	Portfolio Manager, Index Strategies of AllianceBernstein	January 2022
8 ATM Large Cap Managed Volatility Portfolio

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:
Name	Title	Date Began Managing the Portfolio
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Matt Waldron, CFA®	Managing Director of BlackRock, Inc.	June 2025
Peter Sietsema, CFA®	Director of BlackRock, Inc.	February 2023
Steven White	Director of BlackRock, Inc.	June 2025
 As of December 31, 2025, approximately ___% of the Portfolio’s assets were allocated to AllianceBernstein and ___% were allocated to BlackRock.
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
ATM Large Cap Managed Volatility Portfolio 9

EQ/500 Managed Volatility Portfolio  — Class IB and Class K Shares
Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/500 Managed Volatility Portfolio	Class IB Shares	Class K Shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Portfolio is divided into two portions; one portion utilizes a passive investment index style focused on equity securities of large-capitalization companies, and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.
The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
10 EQ/500 Managed Volatility Portfolio

The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. As of December 31, 2025, the market capitalizations of companies in this index ranged from approximately $__ billion to $__ trillion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.
The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques could reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. Accordingly, volatility management techniques could also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.
The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value
EQ/500 Managed Volatility Portfolio 11

of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Index Strategy Risk —  The Portfolio employs an index strategy for a portion of the Portfolio and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially
12 EQ/500 Managed Volatility Portfolio

sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Volatility Management Risk —  The Adviser from time to time may employ various volatility management techniques or make strategic adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser.
The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all.
The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice.
Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments.
Any one or more of these factors could prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and could also subject the Portfolio to additional risks, such as increased credit risk with respect to the
EQ/500 Managed Volatility Portfolio 13

custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
ETFs Risk —  When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Futures Contract Risk —  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.
Large Transaction Risk —  A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.
Leveraging Risk —  When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.
14 EQ/500 Managed Volatility Portfolio

Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Short Position Risk —  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/500 Managed Volatility Portfolio - Class IB	[]	[]	[]
EQ/500 Managed Volatility Portfolio - Class K	[]	[]	[]
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
EQ/500 Managed Volatility Portfolio 15

Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio's assets among investment styles, and (iii) managing the Portfolio's equity exposure are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2016
Kevin McCarthy	Vice President and Assistant Portfolio Manager of EIM	May 2020
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein are:
Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	January 2022
Geoff Tomlinson, CFA®	Portfolio Manager, Index Strategies of AllianceBernstein	January 2022
Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:
Name	Title	Date Began Managing the Portfolio
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Matt Waldron, CFA®	Managing Director of BlackRock, Inc.	June 2025
Peter Sietsema, CFA®	Director of BlackRock, Inc.	February 2023
Steven White	Director of BlackRock, Inc.	June 2025
 As of December 31, 2025, __% of the Portfolio’s assets were allocated to BlackRock.
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
16 EQ/500 Managed Volatility Portfolio

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
EQ/500 Managed Volatility Portfolio 17

EQ/ClearBridge Large Cap Growth ESG Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term capital growth.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/ClearBridge Large Cap Growth ESG Portfolio	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement[1]
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
18 EQ/ClearBridge Large Cap Growth ESG Portfolio

Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. For this Portfolio, a “U.S. company” is any company that is domiciled in the United States, and large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2025, the largest market capitalization of a company in the Index was approximately $__ trillion and the median market capitalization of a company in the Index was approximately $__ billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy.
The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Portfolio may invest up to 20% of its assets in equity securities of companies other than those with market capitalizations similar to companies in the Index (i.e., medium or small capitalization companies). The Portfolio also may invest up to 20% of its net assets in foreign securities, either directly or through depositary receipts.
The Portfolio invests in companies that meet its financial and environmental, social and governance (“ESG”) criteria, as determined by the Portfolio’s Sub-Adviser. Determination of whether a company meets the Portfolio’s ESG standards is based on the Sub-Adviser’s proprietary research approach. The Sub-Adviser will exercise judgment to determine ESG best practices based on its long history of managing ESG investment strategies through an established proprietary process. The Sub-Adviser utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. The Sub-Adviser’s proprietary research and analysis generally incorporates information and data obtained from a variety of third-party research providers as supplementary to the Sub-Adviser’s own proprietary research and analysis. The Sub-Adviser may change the third-party service providers that support this process at any time. Companies that are selected for inclusion in the Portfolio meet both the financial and ESG criteria that are part of the Sub-Adviser’s security selection process, with companies being weighted according to the Sub-Adviser’s highest-conviction ideas with adjustments to position sizes in order to manage portfolio risk.
The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency and life-cycle analysis; community involvement, strategic philanthropy and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the Sub-Adviser’s sector analysts on a sector-specific basis, and a proprietary ESG rating is assigned to each company. The Sub-Adviser utilizes an integrated approach that does not segment the investment process into distinct financial and ESG components; rather, financial criteria and ESG factors are considered throughout the investment process.
All companies are assigned a proprietary ESG rating (A, AA, AAA). Companies that score a rating of “B” are excluded from the Sub-Adviser’s investable universe. The Sub-Adviser’s proprietary ESG ratings assess whether a company focuses on ESG factors, integrates ESG factors into its business model, and measures such efforts. Companies that the Sub-Adviser believes have not focused on ESG factors or have a poor ESG record are assigned a rating of “B.” The Sub-Adviser uses a variety of ESG factors, which may change from time to time, as part of its rating process:
•   Supply chain monitoring and standards (ethical sourcing, high degree of transparency on a company’s global workforce)
•   Environmental considerations (greenhouse gas emissions targets and achievements, waste minimization and natural resource scarcity policies, environmental management systems)
•   The regulatory framework to which the company is subject
•   Workplace safety standards
EQ/ClearBridge Large Cap Growth ESG Portfolio 19

•   Labor relations (labor management, employee sentiment, diversity, employee training and retention programs, workplace safety standards)
•   Community impact (does the company serve and have a positive impact on the communities in which it operates through actions such as volunteerism and strategic giving)
•   Green products and services (does the company utilize recyclable materials in production, does the company provide and/or utilize products or services intended to reduce environmental impact)
•   Continuous improvements in energy efficiency in products and operations
•   Executive compensation, independence and diversity of the board
•   Capital allocation policy (does the company allocate capital in ways that are consistent with ESG best practices and the best interests of shareholders)
Further, to the extent that there is a material/substantial issue with any one of the E, S or G components with respect to a company, such company will be assigned a “B” rating. The Sub-Adviser’s ESG ratings are formally reviewed at least annually. In addition, the Sub-Adviser’s research analysts monitor the companies included in the Portfolio on an ongoing basis to assess the continued appropriateness of such ratings.
The Sub-Adviser seeks to invest over the long term in large-capitalization companies that it considers to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. The Sub-Adviser will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability. The Sub-Adviser will utilize fundamental analysis to identify investment candidates with these attributes and high growth potential, and evaluate industry dynamics, the strength of the business model and management skill.
The Sub-Adviser may engage with and encourage company management to improve in certain ESG areas identified by the Sub-Adviser.
The Sub-Adviser will sell a security if the issuer no longer meets the Sub-Adviser’s financial or ESG criteria. In addition, the Sub-Adviser will seek to replace securities if a company’s risk/reward profile is no longer favorable due to price appreciation or if a company’s investment fundamentals have deteriorated meaningfully relative to original expectations. The Sub-Adviser also may sell securities to invest in an issuer considered by the Sub-Adviser to be a more attractive investment.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value
20 EQ/ClearBridge Large Cap Growth ESG Portfolio

of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
EQ/ClearBridge Large Cap Growth ESG Portfolio 21

Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
ESG Considerations Risk —  The consideration of ESG criteria, as determined by the Sub-Adviser, in the investment process may limit the types and number of investment opportunities available to the Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG criteria or funds that use a different ESG methodology. The consideration of ESG criteria also may affect the Portfolio’s exposure to certain sectors or types of investments and may adversely impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by the Portfolio may differ from the ESG criteria used by other funds. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the opinions of any particular investor, and the criteria used by the Sub-Adviser may differ from the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices. The Sub-Adviser’s criteria tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors.
A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance could change over time, which could cause the Portfolio temporarily to hold securities that do not comply with the Sub-Adviser’s ESG investment principles. Although an investment by the Portfolio in a company may satisfy one or more of the Sub-Adviser’s ESG criteria in the view of the Sub-Adviser, there is no guarantee that such company will actually conduct its affairs in a manner that results in more favorable ESG outcomes, and that same company may also fail to satisfy other ESG criteria. In addition, information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance.
Successful application of the Sub-Adviser’s ESG investment principles will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. There is no guarantee that the incorporation of ESG considerations will be additive to the Portfolio’s performance. Further, the regulatory landscape for ESG investing in the United States continues to evolve, and future rules or regulations may require the Portfolio to change its investment process.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country,
22 EQ/ClearBridge Large Cap Growth ESG Portfolio

its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies.  Past performance is not an indication of future performance.
Performance information for periods prior to December 9, 2016, is that of the Portfolio when it had a different Sub-Adviser. Performance information for periods prior to March 21, 2022, is that of the Portfolio when it followed different principal investment strategies.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/ClearBridge Large Cap Growth ESG Portfolio - Class IB	[]	[]	[]
EQ/ClearBridge Large Cap Growth ESG Portfolio - Class K	[]	[]	[]
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
EQ/ClearBridge Large Cap Growth ESG Portfolio 23

Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Margaret Vitrano	Managing Director and Portfolio Manager of ClearBridge	December 2016
Erica Furfaro	Director and Portfolio Manager of ClearBridge	December 2024
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
24 EQ/ClearBridge Large Cap Growth ESG Portfolio

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
EQ/ClearBridge Large Cap Growth ESG Portfolio 25

EQ/Fidelity Institutional AM® Large Cap Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/Fidelity Institutional AM® Large Cap Portfolio	Class IB Shares	Class K Shares
Management Fee	0.52%	0.52%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement[1]
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.87% for Class IB shares and 0.62% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
26 EQ/Fidelity Institutional AM® Large Cap Portfolio

Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, large-cap companies are those companies with public stock market capitalizations within the range of companies constituting the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) at the time of investment. As of December 31, 2025, the market capitalizations of the companies in the S&P 500® Index ranged from approximately $__ billion to $__ trillion. The size of companies in the index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.
The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Sub-Adviser invests the Portfolio’s assets in securities of companies whose value it believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry. The Sub-Adviser normally invests the Portfolio’s assets primarily in common stocks. The Sub-Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.
The Sub-Adviser allocates the Portfolio’s assets across different market sectors, using different portfolio managers to handle investments within each sector. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, communication services, and utilities. The Sub-Adviser expects the Portfolio’s sector allocations will approximate the sector weightings of the S&P 500® Index, a broad measure of the performance of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. While the Sub-Adviser may overweight or underweight one or more sectors from time to time, the Sub-Adviser expects the Portfolio’s returns to be driven primarily by the security selections of the portfolio managers of each sector.
The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, and industry position, and economic and market conditions.
The Sub-Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings
EQ/Fidelity Institutional AM® Large Cap Portfolio 27

of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
28 EQ/Fidelity Institutional AM® Large Cap Portfolio

Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
ETFs Risk —  When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
EQ/Fidelity Institutional AM® Large Cap Portfolio 29

Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable; unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk —  To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolios.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
30 EQ/Fidelity Institutional AM® Large Cap Portfolio

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
EQ/Fidelity Institutional AM® Large Cap Portfolio - Class IB	[]	[]	[]	10/22/2018
EQ/Fidelity Institutional AM® Large Cap Portfolio - Class K	[]	[]	[]	10/22/2018
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	September 2018
EQ/Fidelity Institutional AM® Large Cap Portfolio 31

Sub-Adviser: FIAM LLC (“FIAM” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Chris Lee	Head of FMR’s Stock Selector Large Cap and FIAM Global Sector teams; Co-Manager of FIAM	August 2022
Steven Kaye	Co-Manager (health care sector) of FIAM	September 2018
Ashley Fernandes, CFA®	Co-Manager (energy and materials sectors) of FIAM	December 2019
Chad Colman	Co-Manager (industrials sector) of FIAM	August 2022
Nicola Stafford	Co-Manager (consumer discretionary sector) of FIAM	June 2024
Laurie Mundt	Co-Manager (consumer staples sector) of FIAM	June 2024
Ingrid Chung	Co-Manager (communication services sector) of FIAM	July 2024
Pranay Kirpalani	Co-Manager (utilities sector) of FIAM	December 2024
Christopher Lin	Co-Manager (information technology sector) of FIAM	December 2024
Matthew Reed	Co-Manager (financials sector) of FIAM	November 2025
Samuel Wald, CFA	Co-Manager (real estate sector) of FIAM	November 2025
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
32 EQ/Fidelity Institutional AM® Large Cap Portfolio

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
EQ/Fidelity Institutional AM® Large Cap Portfolio 33

EQ/International Equity Index Portfolio  — Class IA, Class IB and Class K Shares
Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of the MSCI EAFE® Index.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/International Equity Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement1,[2]
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.72% for Class IA and Class IB shares and 0.47% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
2
Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$	$	$	$
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
34 EQ/International Equity Index Portfolio

Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the MSCI EAFE® Index. The MSCI EAFE® Index is an equity index which includes large and mid cap companies across 21 developed markets around the world, excluding the U.S. and Canada.
The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the MSCI EAFE® Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. The Portfolio may not track the performance of the MSCI EAFE® Index perfectly due to expenses and transaction costs, the size and frequency of cash flows into and out of the Portfolio, and differences between how and when the Portfolio and the Index are valued.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
EQ/International Equity Index Portfolio 35

In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable; unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk —  To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolios.
Japan Risk —  Japan's economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In recent years, Japan’s economic growth rate has generally remained low relative to other major developed economies, and it may remain low in the future. The Japanese economy is heavily
36 EQ/International Equity Index Portfolio

dependent on international trade and has been, and may continue to be, adversely affected by, among other factors, trade tariffs, other protectionist measures and changes in government regulations on trade; competition from emerging economies; and downturns in the economies of its trading partners, including the United States. Currency fluctuations also may adversely impact the Japanese economy, including its export market. The Japanese economic growth rate also could be impacted by Bank of Japan monetary policies, low domestic consumption, rising interest rates and global inflation, tax increases, large government deficits, and volatility in the Japanese yen. Other factors, such as the occurrence of natural disasters and economic, political or social instability in or confrontations with neighboring countries, also could significantly disrupt economic activity and negatively impact the Japanese economy and Japanese issuers of securities. Any of these factors could have a material adverse impact on the holdings and performance of the Portfolio.
Index Strategy Risk —  The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk —  Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
Performance for periods prior to ___, 2026, is that of the Portfolio when it tracked a different international index. Prior to __, 2026, the Portfolio tracked the International Proxy Index, a composite index that was a hypothetical combination of unmanaged indexes composed of the DJ EuroSTOXX 50 Index, FTSE 100 Index, TOPIX Index, and S&P/ASX 200 Index at weightings of 40%, 25%, 25%, and 10%, respectively. If the Portfolio had historically been managed using its current investment objective, policies and strategies, the performance of the Portfolio would have been different.
EQ/International Equity Index Portfolio 37

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/International Equity Index Portfolio - Class IA	[]	[]	[]
EQ/International Equity Index Portfolio - Class IB	[]	[]	[]
EQ/International Equity Index Portfolio - Class K	[]	[]	[]
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	January 2022
Geoff Tomlinson, CFA®	Portfolio Manager, Index Strategies of AllianceBernstein	January 2022
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject
38 EQ/International Equity Index Portfolio

to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
EQ/International Equity Index Portfolio 39

EQ/International Value Managed Volatility Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/International Value Managed Volatility Portfolio	Class IB Shares	Class K Shares
Management Fee	0.59%	0.59%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”), and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Up to 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. These percentages are targets established by the Adviser; actual allocations may deviate from these targets. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.
40 EQ/International Value Managed Volatility Portfolio

The Active Allocated Portion seeks to invest in securities of foreign companies including companies in emerging market countries that have a market capitalization in excess of $5.0 billion at the time of purchase. The Active Allocated Portion invests primarily in common stocks, but it also may invest in other equity securities, including depositary receipts. The Active Allocated Portion also may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract. Forward currency transactions may involve currencies of the different countries in which the Active Allocated Portion may invest, and serve as hedges against possible variations in the exchange rate between these currencies.
The Sub-Adviser uses a value investment philosophy to identify companies that it believes have discounted stock prices compared to the companies’ intrinsic value. By “intrinsic value,” the Sub-Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In assessing such companies, the Sub-Adviser looks for the following characteristics, although the companies selected may not have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management ownership.
In making its investment decisions, the Sub-Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Sub-Adviser uses independent, in-house research to analyze each company. The Sub-Adviser usually sells a stock when the price approaches its estimated intrinsic value. Under normal circumstances, the Active Allocated Portion typically holds 45 to 65 issuers and invests in the securities of at least five countries outside of the United States.
The Index Allocated Portion seeks to track the performance (before fees and expenses) of the MSCI EAFE® Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The MSCI EAFE® Index is an equity index which includes large and mid cap companies across 21 developed markets around the world, excluding the U.S. and Canada. The Index Allocated Portion’s portfolio is constructed using a replication technique, although a sampling approach may be used in certain circumstances. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the MSCI EAFE® Index without buying the underlying securities comprising the Index.
The Adviser also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques could reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. Accordingly, volatility management techniques could also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.
It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices and forward foreign currency transactions, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
EQ/International Value Managed Volatility Portfolio 41

Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision
42 EQ/International Value Managed Volatility Portfolio

and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable; unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Volatility Management Risk —  The Adviser from time to time may employ various volatility management techniques or make strategic adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser.
EQ/International Value Managed Volatility Portfolio 43

The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all.
The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice.
Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments.
Any one or more of these factors could prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.
Index Strategy Risk —  The Portfolio employs an index strategy for a portion of the Portfolio and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
44 EQ/International Value Managed Volatility Portfolio

Futures Contract Risk —  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.
Leveraging Risk —  When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.
Short Position Risk —  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and could also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
ETFs Risk —  When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will
EQ/International Value Managed Volatility Portfolio 45

directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk —  Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
Performance information for the periods prior to December 17, 2018, is that of the Portfolio when it followed different principal investment strategies and had a different Sub-Adviser. Performance information for the periods prior to ___, 2026, is that of the Portfolio when the Index Allocated Portion tracked a different international index. Prior to __, 2026, the Index Allocated Portion tracked the International Proxy Index, a composite index that was a hypothetical combination of unmanaged indexes composed of the DJ EuroSTOXX 50 Index, FTSE 100 Index, TOPIX Index, and S&P/ASX 200 Index at weightings of 40%, 25%, 25%, and 10%, respectively. If the Portfolio had historically been managed using its current investment strategies, the performance of the Portfolio would have been different.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/International Value Managed Volatility Portfolio - Class IB	[]	[]	[]
EQ/International Value Managed Volatility Portfolio - Class K	[]	[]	[]
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
46 EQ/International Value Managed Volatility Portfolio

Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio's Allocated Portions, (iii) managing the Portfolio's equity exposure, and (iv) selecting the Underlying ETFs in which the Portfolio invests are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	February 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	February 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2016
Kevin McCarthy	Vice President and Assistant Portfolio Manager of EIM	May 2019
Sub-Adviser: Harris Associates LP (“Harris” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
David G. Herro, CFA®	Partner, Deputy Chairman, Co-Chief Investment Officer – International Equities and Portfolio Manager of Harris	December 2018
Eric Liu, CFA®	Partner, Vice President, Senior International Investment Analyst and Portfolio Manager of Harris	August 2023
Anthony Coniaris, CFA	Partner, Chairman, Co-Chief Investment Officer – International Equities and Portfolio Manager of Harris	July 2025
Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Matt Waldron, CFA®	Managing Director of BlackRock, Inc.	June 2025
Peter Sietsema, CFA®	Director of BlackRock, Inc.	February 2023
Steven White	Director of BlackRock, Inc.	June 2025
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a
EQ/International Value Managed Volatility Portfolio 47

sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
48 EQ/International Value Managed Volatility Portfolio

EQ/JPMorgan Growth Stock Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/JPMorgan Growth Stock Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement[1]
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.96% for Class IB shares and 0.71% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
EQ/JPMorgan Growth Stock Portfolio 49

Investments, Risks, and Performance
Principal Investment Strategy
The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio typically invests in large, well-established companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell 1000® Growth Index ranged from approximately $__ billion to $__ trillion. The size of companies in the index changes with market conditions, which can result in changes to the market capitalization range of companies in the index. Typically, in implementing its strategy, the Portfolio invests in common stocks of companies with a history of above-average growth or companies that the Sub-Adviser expects to enter periods of above-average growth.
The Portfolio is classified as a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a fund that is classified as a “diversified” fund, as defined by the 1940 Act.
In managing the Portfolio, the Sub-Adviser employs a fundamental bottom-up approach (focusing on the characteristics of individual securities) that seeks to identify companies with positive price momentum and attractive fundamentals. The Sub-Adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from demographic/cultural changes, technological advancements and/or regulatory changes.
The Sub-Adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver, and/or due to balance sheet deterioration. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting
50 EQ/JPMorgan Growth Stock Portfolio

market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
EQ/JPMorgan Growth Stock Portfolio 51

Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies.  Past performance is not an indication of future performance.
Performance information for periods prior to July 31, 2023, is that of the Portfolio when it followed different principal investment strategies and had a different Sub-Adviser.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/JPMorgan Growth Stock Portfolio - Class IB	[]	[]	[]
EQ/JPMorgan Growth Stock Portfolio - Class K	[]	[]	[]
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
52 EQ/JPMorgan Growth Stock Portfolio

Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Giri Devulapally	Managing Director of JPMorgan	July 2023
Holly Morris	Managing Director of JPMorgan	July 2023
Larry Lee	Managing Director of JPMorgan	July 2023
Joseph Wilson	Managing Director of JPMorgan	July 2023
Robert Maloney	Executive Director of JPMorgan	July 2023
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
EQ/JPMorgan Growth Stock Portfolio 53

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
54 EQ/JPMorgan Growth Stock Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/Large Cap Growth Managed Volatility Portfolio	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies are those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: the Standard & Poor’s 500 Composite Stock Index (approximately $__ billion - $__ trillion as of December 31, 2025), or Russell 1000® Index (approximately $__ million - $__ trillion as of December 31, 2025). The size of companies in an index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.
EQ/Large Cap Growth Managed Volatility Portfolio 55

The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets, and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.
The Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Advisers, in current market valuations. The Active Allocated Portion may invest up to 25% of its total assets in securities of foreign companies, including companies based in emerging market countries. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.
The Index Allocated Portion seeks to track the performance (before fees and expenses) of the Russell 1000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.
The Adviser also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques could reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. Accordingly, volatility management techniques could also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.
It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.
56 EQ/Large Cap Growth Managed Volatility Portfolio

Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk — The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or
EQ/Large Cap Growth Managed Volatility Portfolio 57

group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Index Strategy Risk —  The Portfolio employs an index strategy for a portion of the Portfolio and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events. The Portfolio may have significant exposure to one or more sectors of the market through its direct investments in securities of operating companies as well as indirectly through its investments in ETFs.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Volatility Management Risk —  The Adviser from time to time may employ various volatility management techniques or make strategic adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser.
The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques
58 EQ/Large Cap Growth Managed Volatility Portfolio

in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all.
The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice.
Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments.
Any one or more of these factors could prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Futures Contract Risk —  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part,
EQ/Large Cap Growth Managed Volatility Portfolio 59

on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and could also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
ETFs Risk —  When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Leveraging Risk —  When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.
60 EQ/Large Cap Growth Managed Volatility Portfolio

Multiple Sub-Adviser Risk —  To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. The Sub-Advisers’ investment convictions may result in the Portfolio investing more significantly in a single issuer, making the Portfolio more susceptible to events affecting that issuer. Because each Sub-Adviser directs the trading for its own portion of the Portfolio and does not aggregate its transactions with those of the other Sub-Adviser(s), the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s or its affiliates’ revenues and profits.
Short Position Risk —  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies.  Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Large Cap Growth Managed Volatility Portfolio - Class IB	[]	[]	[]
EQ/Large Cap Growth Managed Volatility Portfolio - Class K	[]	[]	[]
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
EQ/Large Cap Growth Managed Volatility Portfolio 61

Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio's Allocated Portions, (iii) managing the Portfolio's equity exposure, and (iv) selecting the ETFs in which the Portfolio's ETF Allocated Portion invests are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2016
Kevin McCarthy	Vice President and Assistant Portfolio Manager of EIM	May 2019
Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”)
Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:
Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Chief Investment Officer and Founder of the Growth Equity Strategies Team and Portfolio Manager of Loomis Sayles	January 2016
Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Giri Devulapally	Managing Director of JPMorgan	July 2023
Holly Morris	Managing Director of JPMorgan	July 2023
Larry Lee	Managing Director of JPMorgan	July 2023
Joseph Wilson	Managing Director of JPMorgan	July 2023
Robert Maloney	Executive Director of JPMorgan	July 2023
62 EQ/Large Cap Growth Managed Volatility Portfolio

Sub-Adviser: Polen Capital Management, LLC (“Polen” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Damon Ficklin	Head of Team, Portfolio Manager and Analyst of Polen	January 2024
Dan Davidowitz, CFA®	Portfolio Manager and Analyst of Polen	December 2016
Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Matt Waldron, CFA®	Managing Director of BlackRock, Inc.	June 2025
Peter Sietsema, CFA®	Director of BlackRock, Inc.	February 2023
Steven White	Director of BlackRock, Inc.	June 2025
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance
EQ/Large Cap Growth Managed Volatility Portfolio 63

companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
64 EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Loomis Sayles Growth Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to achieve capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/Loomis Sayles Growth Portfolio	Class IB Shares	Class K Shares
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement1,[2]
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.03% for Class IB shares and 0.78% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
2
Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
EQ/Loomis Sayles Growth Portfolio 65

Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Portfolio will invest primarily in equity securities, including common stocks and depositary receipts. The Portfolio focuses on stocks of large capitalization companies, but the Portfolio may invest in companies of any size. For this Portfolio, large capitalization companies include those companies with market capitalizations in excess of $5 billion at the time of investment. The Portfolio may invest up to 25% of its total assets in foreign securities, including depositary receipts. The Sub-Adviser uses a proprietary definition to determine whether a security is classified as a foreign security and will consider a variety of factors (collectively designed to assess whether an issuer is economically tied to a particular country or region), including but not limited to: the markets in which the issuer’s securities are primarily traded; the location of the issuer’s headquarters, principal offices, or operations; the country where the issuer is organized; the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country; and information provided by third-party data analytics service providers. No single factor will necessarily be determinative, nor must all factors be present for the Sub-Adviser to assess an issuer’s location.
The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Portfolio normally invests across a wide range of sectors and industries. The Sub-Adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Sub-Adviser aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Sub-Adviser will consider selling a portfolio investment when the Sub-Adviser believes an unfavorable structural change occurs within a given business or the markets in which it operates, or a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the Sub-Adviser deems appropriate.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability
66 EQ/Loomis Sayles Growth Portfolio

in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
EQ/Loomis Sayles Growth Portfolio 67

Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies.  Past performance is not an indication of future performance.
68 EQ/Loomis Sayles Growth Portfolio

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years	Since Inception	Inception Date
EQ/Loomis Sayles Growth Portfolio - Class IB	[]	[]	[]
EQ/Loomis Sayles Growth Portfolio - Class K	[]	[]		[]	02/09/2015
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]	[]
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]	[]
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”)
Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for the Portfolio is:
Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Chief Investment Officer and Founder of the Growth Equity Strategies Team and Portfolio Manager of Loomis Sayles	September 2014
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory
EQ/Loomis Sayles Growth Portfolio 69

agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
70 EQ/Loomis Sayles Growth Portfolio

Multimanager Aggressive Equity Portfolio  — Class IA, Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

Multimanager Aggressive Equity Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.56%	0.56%	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$	$	$	$
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio invests primarily in securities of large capitalization growth companies. For purposes of this Portfolio, large capitalization companies are those companies with market capitalizations within the range of the Russell 1000® Growth Index (“Russell 1000 Growth”) at the time of investment (approximately $__ billion to $__ trillion as of December 31, 2025). The size of companies in the Russell 1000 Growth changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but may also invest in other equity securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts.
Multimanager Aggressive Equity Portfolio 71

The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Adviser will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which manages its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will seek to track the performance of a particular index (“Index Allocated Portion”), and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Adviser anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of the Portfolio’s net assets among the Active Allocated Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.
The Index Allocated Portion seeks to track the performance (before fees and expenses) of the Russell 3000® Growth Index (“Russell 3000 Growth”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion utilizes a sampling construction process in which the Index Allocated Portion invests in a sub-set of the companies represented in the Russell 3000 Growth based on the Sub-Adviser’s analysis of key risk factors and characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability and yield. The Index Allocated Portion also may invest in exchange-traded funds (“ETFs”) and in equity index futures on one or more equity indices.
Each Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Adviser, in current market valuations. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.
The Portfolio may invest in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of equity index futures. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
72 Multimanager Aggressive Equity Portfolio

Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their
Multimanager Aggressive Equity Portfolio 73

market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Index Strategy Risk —  The Portfolio employs an index strategy for a portion of the Portfolio and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
ETFs Risk —  When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio
74 Multimanager Aggressive Equity Portfolio

correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
Multiple Sub-Adviser Risk —  To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. The Sub-Advisers’ investment convictions may result in the Portfolio investing more significantly in a single issuer, making the Portfolio more susceptible to events affecting that issuer. Because each Sub-Adviser directs the trading for its own portion of the Portfolio and does not aggregate its transactions with those of the other Sub-Adviser(s), the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s or its affiliates’ revenues and profits.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market
Multimanager Aggressive Equity Portfolio 75

index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies.  Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
Multimanager Aggressive Equity Portfolio - Class IA	[]	[]	[]
Multimanager Aggressive Equity Portfolio - Class IB	[]	[]	[]
Multimanager Aggressive Equity Portfolio - Class K	[]	[]	[]
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio's Allocated Portions are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	February 2010
76 Multimanager Aggressive Equity Portfolio

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	January 2022
Geoff Tomlinson, CFA®	Portfolio Manager, Index Strategies of AllianceBernstein	January 2022
Sub-Adviser: 1832 Asset Management U.S. Inc. (“1832 Asset Management” or the “Sub-Adviser”)
Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:
Name	Title	Date Began Managing the Portfolio
Noah Blackstein	Vice President and Senior Portfolio Manager of 1832 Asset Management	September 2010
Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Taymour R. Tamaddon, CFA®	Vice President and Portfolio Manager of T. Rowe Price	January 2017
Jon Michael Friar	Co-Portfolio Manager of T. Rowe Price	January 2025
Sub-Adviser: Westfield Capital Management Company, L.P. (“Westfield” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer of Westfield	September 2010
Richard D. Lee, CFA®	Managing Partner and Chief Investment Officer of Westfield	May 2018
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
Multimanager Aggressive Equity Portfolio 77

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
78 Multimanager Aggressive Equity Portfolio

EQ/JPMorgan Hedged Equity and Premium Income Portfolio*  — Class IB Shares
“J.P. Morgan” and “JPMorgan” are registered trademarks of J.P. Morgan Chase Bank, NA (“JPMC”) and have been licensed for use by Equitable Investment Management Group, LLC. EQ/JPMorgan Hedged Equity and Premium Income Portfolio is not sponsored, endorsed, or promoted by JPMC and JPMC makes no representation regarding the advisability of investing in EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
Investment Objective: Seeks to provide long term capital appreciation and current income.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

  Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/JPMorgan Hedged Equity and Premium Income Portfolio	Class IB Shares
Management Fee[1]	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	[ ]
Acquired Fund Fees and Expenses[1]	[ ]
Total Annual Portfolio Operating Expenses[1]	[ ]
Fee Waiver and/or Expense Reimbursement[2]	[ ]
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	[ ]
1
Expenses have been restated to reflect current fees in connection with the Portfolio’s change from a fund that invests directly in securities and other instruments to a fund of funds.
2
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Portfolio Turnover
The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of other mutual funds, but it will incur transaction costs when it buys and sells other types of securities (including exchange-traded securities of other

*
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
EQ/JPMorgan Hedged Equity and Premium Income Portfolio 79

investment companies or other investment vehicles) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in other mutual funds and exchange-traded securities of other investment companies or other investment vehicles (collectively, “Underlying Funds”) managed by J.P. Morgan Investment Management Inc. (“JPMorgan”); through its investments in JPMorgan Underlying Funds, the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity investments and investments that generate premium income, including options and other derivative instruments structured to provide income from options and options strategies. Premium income generally refers to the income received on the sale of options.
The Portfolio seeks to provide attractive risk-adjusted returns consisting of a combination of capital appreciation and current income by allocating approximately 50% of its assets to Underlying Funds that employ hedged equity strategies (“Hedged Equity Strategy”) and approximately 50% of its assets to Underlying Funds that employ covered call option strategies (“Covered Call Strategy”). The Hedged Equity Strategy seeks capital appreciation for the Portfolio through participation in the broad U.S. equity markets while hedging overall market exposure to provide downside protection from certain, but not all, market declines. The Covered Call Strategy seeks current income for the Portfolio while maintaining prospects for capital appreciation. The combination of the Hedged Equity Strategy and the Covered Call Strategy is intended to provide both capital appreciation and current income in a single portfolio that also seeks to provide a measure of downside protection from certain, but not all, market declines. The Portfolio is not expected to provide downside protection under all circumstances when markets decline, including during times when the market is down only modestly or is down more than 20%; during such periods, the strategy is expected to perform in line with broad U.S. equity markets. In addition, because the Portfolio seeks lower relative volatility compared to the broad U.S. equity markets, the Portfolio may underperform the broad U.S. equity markets, particularly when the market is rising, and may not achieve the desired level of current income.
The Adviser selects the Underlying Funds in which to invest the Portfolio’s assets and actively manages the allocations among the Underlying Funds to achieve and maintain desired exposures. The Underlying Funds in which the Portfolio currently intends to invest are managed by JPMorgan. JPMorgan is not an affiliate of the Portfolio’s investment adviser, Equitable Investment Management Group, LLC (“EIM” or “Adviser”). JPMorgan is not the investment adviser or an investment sub-adviser of the Portfolio. The Adviser may add new Underlying Funds, including Underlying Funds that are not managed by JPMorgan, or replace or eliminate existing Underlying Funds without notice or shareholder approval. The Underlying Funds have been selected to represent what the Adviser believes is a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Fund that the Adviser believes offers superior investment opportunities. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Fund) as deemed appropriate by the Adviser.
Hedged Equity Strategy
The Hedged Equity Strategy seeks capital appreciation through participation in the broad U.S. equity markets while hedging overall market exposure to provide downside protection from certain, but not all, market declines. The Hedged Equity Strategy uses an enhanced index strategy to invest in equity securities, which consist primarily of common stocks of large capitalization U.S. companies with market capitalizations similar to the market capitalizations of stocks within the universe of the S&P 500 Index. The enhanced index strategy may not invest in all of the stocks in the S&P 500 Index, and a position in an individual stock may be overweighted or underweighted when compared to the index. While sector by sector weightings will be similar to those of the S&P 500 Index, within each sector, equity securities that appear to be undervalued or fairly valued may be modestly overweighted while equity securities that appear to be overvalued may be modestly underweighted. Along with attractive valuation, the enhanced index strategy considers a number of other criteria, including: (i) catalysts that could trigger a rise in a stock’s price; (ii) impact on the overall risk of the portfolio relative to the S&P 500 Index; (iii) high perceived potential reward compared to perceived potential risk; and (iv) possible temporary mispricings caused by apparent market overreactions.
80 EQ/JPMorgan Hedged Equity and Premium Income Portfolio

The Hedged Equity Strategy also employs an options overlay known as a “Put/Spread Collar” strategy designed to provide downside protection under the strategy. The Put/Spread Collar strategy involves the systematic purchase and sale (or “writing”) of exchange-traded put options and the writing of exchange-traded call options. The options will typically be based on the S&P 500 Index or on exchange-traded funds (“ETFs”) that replicate the S&P 500 Index (“S&P 500 Index ETFs”). Purchasing a put option gives the purchaser the right, but not the obligation, to sell shares of the underlying reference asset at an agreed upon price (strike price). These puts generally increase in price as the price of the reference asset falls, offering a measure of protection against falling market prices. Writing a put option obligates the seller to purchase shares of the underlying reference asset at a specified strike price. Simultaneously writing a put option at a lower strike price will partially offset the initial cost of the purchased put option. Writing a call option obligates the seller to sell shares of the underlying reference asset at a specified strike price. Writing a put option or a call option entitles the seller to a premium equal to the value of the option at the time of trade.
The combination of the diversified portfolio of equity securities, the downside protection from index put options, and the premium income received from writing index call options is intended to provide a portion of the returns associated with equity markets investments while hedging overall market exposure to provide downside protection from certain, but not all, market declines. Specifically, the Hedged Equity Strategy seeks to provide a competitive risk-adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility. The Hedged Equity Strategy may not provide the same market participation as other equity instruments, particularly in rising equity markets when the strategy is expected to underperform relative to the S&P 500 Index. In addition, as a result of the structure of the options overlay strategy, the strategy is not expected to provide downside protection under all circumstances when markets decline, including during times when the market is down only modestly or is down more than 20%; during such periods, the strategy is expected to perform in line with broad equity markets. There is no guarantee that the Hedged Equity Strategy will provide downside protection and lower volatility.
The Put/Spread Collar is constructed by purchasing a put option on the S&P 500 Index at a higher strike price while writing a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, and simultaneously writing an S&P 500 Index call option for premium income that substantially offsets the costs associated with the put option spread.
Options are typically held for three-month periods (each, a “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce exposure to a market decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in a market environment in which the reference asset underlying the option appreciates above the strike price.
The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge. The put option spread is generally maintained at a level intended to provide protection for the Hedged Equity Strategy portfolio from a decrease in the market of 5% to 20%, with potential upside generally capped at 3.5-5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide more predictable returns in all market cycles.
The options overlay strategy is intended to provide downside protection, while foregoing some upside potential. A put option spread seeks to protect against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may create benefits in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income that substantially offsets the cost of the put option spread, but writing the options also reduces the ability to profit from increases in the value of the equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Put/Spread Collar is typically constructed utilizing index options, it may also be constructed utilizing options on S&P 500 Index ETFs.
Options positions are marked to market daily. The value of an option is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the option’s expiration, as well as trading conditions in the options market.
EQ/JPMorgan Hedged Equity and Premium Income Portfolio 81

In addition, futures contracts, primarily futures on indexes, may be used to more effectively gain targeted equity exposure from cash positions and to hedge the portfolio when it is not possible to purchase or write the necessary options for the options overlay strategy. Derivatives such as futures, options and swaps may also be used to hedge various investments and for risk management. Under certain market conditions, the use of other derivatives for cash management or other investment management purposes could be significant.
Covered Call Strategy
The Covered Call Strategy seeks current income while maintaining prospects for capital appreciation and involves (1) investing in actively managed portfolios of equity securities comprised significantly of (but not limited to) those included in the S&P 500 Index and the Nasdaq-100 Index® (each, an “Index”), which include both large and mid capitalization companies, and (2) through equity-linked notes (“ELNs”), selling call options with exposure to the Indexes. The Covered Call Strategy is designed to provide performance that captures a majority of the returns associated with each Index with lower volatility than the Index while also providing current income. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. Higher volatility generally indicates higher risk and often results in more frequent and sometimes significant changes in returns. The strategy employs fundamental research and data science techniques to identify equity securities with attractive valuations relative to their associated risks, and considers a number of other criteria including: (i) catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price; (ii) impact of risks such as sensitivity to changes in macroeconomic conditions, competitive risks from other companies, and operational risks related to a company’s business model; (iii) high perceived potential reward compared to perceived potential risk; and (iv) possible temporary mispricings caused by apparent market overreactions.
The Covered Call Strategy seeks to generate income by investing in ELNs. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instrument within the ELN. The ELNs utilized in connection with the Covered Call Strategy are derivative instruments that are specially designed to combine the economic characteristics of an Index and written call options in a single note form and are not traded on an exchange. The options underlying the ELNs will be based on an Index or on ETFs that replicate an Index. Selling a call option entitles the seller to a premium equal to the value of the option at the time of trade. The ELNs are structured to use a covered call strategy and have short call positions embedded within them. Purchasing an ELN from an issuing counterparty entitles the purchaser to the premium generated by the short call position within the ELN. Therefore, the ELNs purchased as part of the Covered Call Strategy provide recurring cash flow based on the premiums received from selling the call options and are an important source of the Covered Call Strategy’s (and thus the Portfolio’s) return. Selling call options within an ELN as part of the Covered Call Strategy generates premium income but limits the opportunity to profit from an increase in the market value of either the applicable Index or ETF to the exercise price (plus the premium received). The maximum potential gain on an underlying instrument within an ELN will be equal to the difference between the exercise price and the purchase price of the applicable Index or ETF at the time the option is written, plus the premium received. Investing in ELNs could also reduce volatility because the income from the ELNs would reduce potential losses incurred by the equity component of the Covered Call Strategy. The ELNs are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist in seeking to provide relatively stable returns.
Depending on market conditions during a particular time in a market cycle, the Portfolio’s volatility at that time may not be lower than that of the Indexes. Because the Covered Call Strategy seeks lower relative volatility, the Portfolio may underperform the Indexes, particularly in rising markets. In addition, there is no guarantee that the Covered Call Strategy will generate distributable income.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The Portfolio is also subject to the risks associated with the investments of the Underlying Funds; please see the “Underlying Funds” section of the Portfolio's Prospectus for additional information about these risks.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Fund, or both.
82 EQ/JPMorgan Hedged Equity and Premium Income Portfolio

Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Hedged Equity Strategy Risk —  The Hedged Equity Strategy may not provide the same market participation as other equity instruments, particularly in rising equity markets when the strategy is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the strategy is not expected to provide downside protection under all circumstances when markets decline, including during times when the market is down only modestly or when it is down more than 20%; during such periods, the strategy is expected to perform in line with broad U.S. equity markets. There is no guarantee that the Hedged Equity Strategy will provide downside protection and lower volatility.
Covered Call Strategy Risk —  The Covered Call Strategy involves writing (selling) covered call options in return for the receipt of premiums and entering into derivatives transactions that provide similar investment exposure (including through the use of ELNs). In general, under the Covered Call Strategy, the seller of the option receives cash (the options premium) but limits or gives up the
EQ/JPMorgan Hedged Equity and Premium Income Portfolio 83

opportunity to profit from price increases in the underlying instrument above the exercise price of the options and also remains subject to the risk of underlying instrument price declines. In a rising market, the option may require an underlying asset to be sold at an exercise price that is lower than the market price. In addition, in a declining market, the premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time when it may be desirable or advantageous to do so. Because the Covered Call Strategy seeks lower relative volatility, the Portfolio may underperform the Indexes, particularly in rising markets. In addition, depending on market conditions during a particular time in a market cycle, the Portfolio’s volatility at that time may not be lower than that of the Indexes. Moreover, there is no guarantee that the Covered Call Strategy will generate income or that any such income will be paid at a relatively stable level.
Options Risk —  The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. There can be no guarantee that the use of options will increase the Portfolio's return or income. When the Portfolio writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that the Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying security. If a call option that the Portfolio has written expires unexercised, the Portfolio will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period. When the Portfolio writes a call option on an index, it gives up the opportunity to profit from an increase in the market value of the index above the exercise price. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. The Portfolio also risks losing all or part of the cash paid for purchasing put options.
Equity-Linked Notes Risk —  When the Portfolio, through an investment in an Underlying Fund, sells call options within an ELN, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument because of the limits relating to the call options written within the particular ELN. Investing in ELNs may be more costly to the Portfolio than if the Portfolio had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Portfolio’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying instruments. The Portfolio’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Portfolio’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Asset Allocation Risk —  The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.
Risks Related to Investments in Underlying Funds —  When the Portfolio invests in Underlying Funds, it will indirectly bear its proportionate share of the fees and expenses incurred by those Underlying Funds. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Funds, as well as the ability of the Underlying Funds to generate favorable performance. The Underlying Funds’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance.
The Portfolio’s net asset value is subject to fluctuations in the net asset values of the mutual funds and the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Funds invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Funds to meet their respective investment objectives. The Portfolio and the Underlying Funds are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, portfolio management risk, and regulatory risk. In addition, to the extent the Portfolio invests in Underlying Funds that invest in equity securities, the Portfolio is subject to the risks associated with investing in such securities. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may
84 EQ/JPMorgan Hedged Equity and Premium Income Portfolio

not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected.  The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Futures Contract Risk —  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraging Risk —  The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.
When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage,
EQ/JPMorgan Hedged Equity and Premium Income Portfolio 85

relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.
Mid-Cap Company Risk —  Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Sector Risk —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Financial Services Sector Risk —  The value of securities issued by companies in the financial services sector may be adversely affected by, among other factors, the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. The financial services sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Short Position Risk —  The Portfolio may engage in short sales and may enter into derivative contracts and other transactions that have the economic effect of taking a short position on an index or another asset. The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index and the composite index show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio's investment strategies. Past performance is not an indication of future performance.
Performance for periods prior to October 27, 2025, is that of the Portfolio when it invested directly in securities and other instruments, had a different investment objective, had different investment policies and strategies, and was managed by a sub-adviser under the name “EQ/Franklin Moderate Allocation Portfolio”. If the Portfolio had historically been managed using its current investment policies and strategies, the performance of the Portfolio would have been different.
Effective October 27, 2025, the Portfolio is managed by the Adviser as a fund-of-funds and pursues its investment objective by investing in unaffiliated mutual funds and exchange-traded funds, which incur their own operating costs and expenses, including management fees payable to their investment adviser. The performance of the Portfolio as a fund-of-funds reflects the impact of these operating costs and expenses.
86 EQ/JPMorgan Hedged Equity and Premium Income Portfolio

Effective October 27, 2025, in connection with the changes to the Portfolio's investment policies and strategies, the EQ/JPMorgan Hedged Equity and Premium Income Index, a composite index, replaced the EQ/Franklin Moderate Allocation Index, also a composite index, and the ICE BofA U.S. 3-Month Treasury Bill Index replaced the Bloomberg U.S. Intermediate Government Bond Index as an additional securities market index.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

  Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
EQ/JPMorgan Hedged Equity and Premium Income Portfolio - Class IB	[]	[]	[]	02/22/2016
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
EQ/JPMorgan Hedged Equity and Premium Income Index[1] (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
EQ/Franklin Moderate Allocation Index[2] (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Bloomberg U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
1
The composite index is a hypothetical combination of unmanaged indexes composed of the S&P 500® Index and ICE BofA U.S. 3-Month Treasury Bill Index at weightings of 60% and 40%, respectively.
2
The composite index is a hypothetical combination of unmanaged indexes composed of the Bloomberg U.S. Treasury Bond 3-7 Year Index, MSCI EAFE® Index, S&P MidCap 400® Index, S&P 500® Index and Russell 2000® Index at weightings of 45%, 26.5%, 7.5%, 17% and 4%, respectively.
EQ/JPMorgan Hedged Equity and Premium Income Portfolio 87

Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of the Underlying Funds in which the Portfolio invests are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	December 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	December 2015
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of EIM	October 2025
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	October 2025
Kevin McCarthy	Vice President and Assistant Portfolio Manager of EIM	October 2025
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an
88 EQ/JPMorgan Hedged Equity and Premium Income Portfolio

underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
EQ/JPMorgan Hedged Equity and Premium Income Portfolio 89

EQ/MFS Utilities Series Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to achieve total return.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/MFS Utilities Series Portfolio	Class IB Shares	Class K Shares
Management Fee	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement[1]
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
90 EQ/MFS Utilities Series Portfolio

Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers in the utilities industry. The Sub-Adviser considers a company to be in the utilities industry if, at the time of investment, it determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio may invest in securities of companies of any size and may invest in U.S. and foreign securities, including emerging market securities. The Portfolio normally invests its assets across different countries and regions, but may invest a significant percentage of its assets in issuers in a single country or region. The Portfolio primarily invests in equity securities, but may also invest in debt instruments, including below investment grade quality debt instruments. Equity securities include common stocks, convertible securities, and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer, including depositary receipts. Debt instruments include corporate bonds and other obligations to repay money borrowed.
The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where the Sub-Adviser believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, it expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, and swaps. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Sub-Adviser may sell a security for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities the Sub-Adviser believes to be more promising, among others.
The Portfolio will concentrate its investments in the utilities industry.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets
EQ/MFS Utilities Series Portfolio 91

also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Utilities Concentration Risk —  The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy
92 EQ/MFS Utilities Series Portfolio

conservation; and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Sector Risk —  To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Depositary Receipts Risk —  Investments in depositary receipts involve many of the same risks associated with investing directly in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Portfolio may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects
EQ/MFS Utilities Series Portfolio 93

on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable; unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk —  To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolio. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in debt securities or other income-producing securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Portfolio.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and could also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
94 EQ/MFS Utilities Series Portfolio

Convertible Securities Risk —  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.
Credit Risk —  The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Portfolio may experience a significant or complete loss on a fixed income security or a transaction.
Derivatives Risk —  The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Focused Portfolio Risk —  The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value and, as a result, the Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraging Risk —  When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality)
EQ/MFS Utilities Series Portfolio 95

are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
EQ/MFS Utilities Series Portfolio - Class IB	[]	[]	[]	10/22/2018
EQ/MFS Utilities Series Portfolio - Class K	[]	[]	[]	10/22/2018
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
MSCI ACWI Utilities (Net) Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	[]	[]	[]
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	September 2018
96 EQ/MFS Utilities Series Portfolio

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Claud Davis*	Investment Officer and Portfolio Manager of MFS	September 2018
J. Scott Walker	Investment Officer and Portfolio Manager of MFS	September 2018
* Effective September 30, 2026, Claud Davis will no longer serve as a Portfolio Manager of the Portfolio.
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
EQ/MFS Utilities Series Portfolio 97

EQ/Wellington Energy Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to provide capital growth and appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/Wellington Energy Portfolio	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses		[1]
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement[2]
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.19% for Class IB shares and 0.94% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
98 EQ/Wellington Energy Portfolio

Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, oil and gas pipeline companies, refining and marketing companies, energy conservation companies, coal transporters, utilities, alternative energy companies and innovative energy technology companies. In addition to the activities outlined above, the Portfolio also may invest in securities of companies that are not within the traditional energy sector that are engaged in the development of products and services to enhance energy efficiency for the users of those products and services which the Sub-Adviser would also consider energy securities.
The Portfolio is “non-diversified,” as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
The Sub-Adviser uses a bottom up approach, in which stocks are chosen based on the Sub-Adviser’s fundamental analysis and assessment of valuation. Although oil and gas price expectations are considered, company-specific factors such as the quality of the companies’ assets, internal reinvestment opportunities, investment plans to capitalize on those opportunities, and quality of management are key inputs in the decision-making process. The Sub-Adviser also considers the supply and demand outlook across the various sub-industries of the energy sector in an effort to identify the most attractive parts of the energy market in which to invest. When assessing valuation, the Sub-Adviser evaluates multiple metrics, including earnings, cash flows, and asset values. The Portfolio invests in a blend of value and growth companies domiciled throughout the world and invests in securities of companies across the capitalization spectrum, which may include companies that are offered in initial public offerings (IPOs). The Portfolio may invest up to 100% of its total assets in foreign securities, including up to 35% in emerging markets.
The Sub-Adviser may sell a security for a variety of reasons, such as when the Sub-Adviser believes that an alternative investment provides more attractive risk/return characteristics or when the Sub-Adviser otherwise determines that a sale is appropriate.
Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, potentially including companies domiciled or traded or doing business in emerging markets, even if the Portfolio is not invested directly in such markets.
The Portfolio will concentrate its investments in the energy industry.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in
EQ/Wellington Energy Portfolio 99

value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Oil and Gas Sector Risk —  The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by, among other factors, natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, development of alternative energy sources and energy conservation efforts, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate or along shipping routes (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, hostilities, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Energy Sector Risk —  The energy markets have experienced significant volatility in recent periods. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and could
100 EQ/Wellington Energy Portfolio

be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, cybersecurity incidents, tax treatment, labor relations, and the economic growth and stability of the key energy-consuming countries. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife, natural disasters or other catastrophes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Natural Resources Sector Risk —  The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also can be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, climate change, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and
EQ/Wellington Energy Portfolio 101

quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable; unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk —  To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolio. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Initial Public Offering (“IPO”) Risk —  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. There can be no assurance that an active trading market will develop or be sustained following an IPO. In addition, the prices of securities sold in IPOs may be highly volatile. At times, the Portfolio may not be able to invest in securities issued in IPOs or invest to the extent desired. To the extent the Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. The impact of IPOs on the Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.
102 EQ/Wellington Energy Portfolio

Sector Risk —  To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies.  Past performance is not an indication of future performance.
Performance information for the periods prior to November 18, 2019, is that of the Portfolio when it followed different principal investment strategies and had a different Sub-Adviser.
Class K shares have not commenced operations as of the date of this Prospectus.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
EQ/Wellington Energy Portfolio - Class IB	[]	[]	[]	10/22/2018
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	[]	[]	[]
MSCI ACWI Energy (Net) Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	[]	[]	[]
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	September 2018
EQ/Wellington Energy Portfolio 103

Sub-Adviser: Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”)
Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for the Portfolio is:
Name	Title	Date Began Managing the Portfolio
G. Thomas Levering	Senior Managing Director, Partner, and Global Industry Analyst of Wellington	May 2020
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
104 EQ/Wellington Energy Portfolio

Multimanager Technology Portfolio  — Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

Multimanager Technology Portfolio	Class IB Shares	Class K Shares
Management Fee	0.92%	0.92%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses
Total Annual Portfolio Operating Expenses
Fee Waiver and/or Expense Reimbursement[1]
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.17% for Class IB shares and 0.92% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$	$	$	$
Class K Shares	$	$	$	$
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was __% of the average value of its portfolio.
Multimanager Technology Portfolio 105

Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in internet products and services, computers, electronics, hardware and components, communications, software, e-commerce, information services, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace, environmental services, nanotechnology, energy equipment and services, electronic manufacturing services, data and payment processing, and outsourced services. In addition, securities of companies in the technology sector may include financial instruments that derive their value from the securities of such companies. The Portfolio may invest in companies of any size and may invest in securities of both U.S. and foreign companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth.
The Portfolio is “non-diversified,’ as defined in the Investment Company Act of 1940, as amended, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.
Equitable Investment Management Group, LLC (the “Adviser”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which manages its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one or more portions of the Portfolio will be actively managed (“Active Allocated Portions”), one portion of the Portfolio will seek to track the performance of a particular index (“Index Allocated Portion”), and another portion of the Portfolio will invest in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Adviser allocates approximately 50% of the Portfolio’s net assets among the Active Allocated Portions, approximately 30% of the Portfolio’s net assets to the Index Allocated Portion, and approximately 20% of the Portfolio’s net assets to the ETF Allocated Portion. These percentages are targets established by the Adviser; actual allocations to the Active Allocated Portions and Index Allocated Portion may deviate from these targets by up to 20% of the Portfolio’s net assets, and the actual allocation to the ETF Allocated Portion may deviate from the target by up to 5% of the Portfolio’s net assets.
The Active Allocated Portions’ Sub-Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.
The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P North American Technology Sector Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.
The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.
The Portfolio will concentrate its investments in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and
106 Multimanager Technology Portfolio

can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Non-Diversified Portfolio Risk —  The Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Technology Sector Risk —  The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Multimanager Technology Portfolio 107

Sector Risk —  To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events. The Portfolio may have significant exposure to one or more sectors of the market through its direct investments in securities of operating companies as well as indirectly through its investments in ETFs.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Investment Style Risk —  The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Index Strategy Risk —  The Portfolio employs an index strategy for a portion of the Portfolio and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
ETFs Risk —  When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will
108 Multimanager Technology Portfolio

directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Portfolio Management Risk —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Multiple Sub-Adviser Risk —  To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. The Sub-Advisers’ investment convictions may result in the Portfolio investing more significantly in a single issuer, making the Portfolio more susceptible to events affecting that issuer. Because each Sub-Adviser directs the trading for its own portion of the Portfolio and does not aggregate its transactions with those of the other Sub-Adviser(s), the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s or its affiliates’ revenues and profits.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Multimanager Technology Portfolio 109

Best quarter (% and time period)
Worst quarter (% and time period)

 Average Annual Total Returns

	One Year	Five Years	Ten Years
Multimanager Technology Portfolio - Class IB	[]	[]	[]
Multimanager Technology Portfolio - Class K	[]	[]	[]
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	[]	[]	[]
Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio's Allocated Portions, and (iii) selecting the ETFs in which the Portfolio's ETF Allocated Portion invests are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	February 2010
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	May 2016
Kevin McCarthy	Vice President and Assistant Portfolio Manager of EIM	May 2019
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	November 2018
Geoff Tomlinson, CFA®	Portfolio Manager, Index Strategies of AllianceBernstein	January 2022
110 Multimanager Technology Portfolio

Sub-Adviser: FIAM LLC (“FIAM” or the “Sub-Adviser”)
Sub-Sub-Adviser: FIL Investment Advisors (“FIA”)
Sub-Sub-Sub-Adviser: FIL Investment Advisors (UK) Limited (“FIA (UK)”)
Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:
Name	Title	Date Began Managing the Portfolio
Hyun Ho Sohn	Portfolio Manager of FIA (UK)	February 2023
Sub-Adviser: Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Bruce L. Glazer	Senior Managing Director, Partner and Global Industry Analyst of Wellington	December 2003
Brian Barbetta	Senior Managing Director, Partner and Global Industry Analyst of Wellington	December 2017
Tom DeLong	Managing Director and Global Industry Analyst of Wellington	December 2023
Jeremy Hartman	Senior Managing Director, Partner and Global Industry Analyst of Wellington	October 2024
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
Multimanager Technology Portfolio 111

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
112 Multimanager Technology Portfolio

2. More information on fees and expenses
Advisory Fees
Each Portfolio pays a fee to the Adviser for advisory services. The table below shows the annual rate of the advisory fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2025 for providing advisory services to each Portfolio included in the table and the rate of the advisory fees waived by the Adviser in 2025 in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any), as described below, between the Adviser and the Trust with respect to certain Portfolios.
Advisory Fees Paid by the Portfolios in 2025
	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IA	Class IB	Class K
ATM Large Cap Managed Volatility Portfolio	%	%	%	%
EQ/500 Managed Volatility Portfolio	%	%	%	%
EQ/ClearBridge Large Cap Growth ESG Portfolio	%	%	%	%
EQ/Fidelity Institutional AM® Large Cap Portfolio	%	%	%	%
EQ/International Equity Index Portfolio	%	%	%	%
EQ/International Value Managed Volatility Portfolio	%	%	%	%
EQ/JPMorgan Growth Stock Portfolio	%	%	%	%
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	%	%	%	%
EQ/Large Cap Growth Managed Volatility Portfolio	%	%	%	%
EQ/Loomis Sayles Growth Portfolio	%	%	%	%
EQ/MFS Utilities Series Portfolio	%	%	%	%
EQ/Wellington Energy Portfolio	%	%	%	%
Multimanager Aggressive Equity Portfolio	%	%	%	%
Multimanager Technology Portfolio	%	%	%	%

Effective October 27, 2025, the contractual rate of the advisory fee (as a percentage of the Portfolio’s average daily net assets) payable by the EQ/JPMorgan Hedged Equity and Premium Income Portfolio changed to the contractual fee rate shown in the following table.
Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	0.700%	0.650%	0.625%	0.600%	0.575%

The Sub-Advisers are paid by the Adviser. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the advisory fee retained by the Adviser, without shareholder approval. However, any amendment to an investment advisory agreement between EIM and the Trust that would result in an increase in the advisory fee rate specified in that agreement (i.e., the aggregate advisory fee) charged to a Portfolio will be submitted to shareholders for approval.
A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory and sub-advisory, as applicable, agreements with respect to the Portfolios is available in the Trust’s Form N-CSR for the fiscal period ended December 31, 2025.
The Administrator
Equitable Investment Management, LLC (“Administrator”), 1345 Avenue of the Americas, New York, New York 10105, serves as the Administrator of the Trust. The Administrator is an affiliate of the Adviser. The administrative services provided to the Trust by the Administrator include, among others, coordination of the Trust’s audit, financial statements and tax returns;
More information on fees and expenses 113

expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program.
Administration Fees
For these administrative services, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee, as described below.
With respect to the EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/International Equity Index Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS Utilities Series Portfolio, and EQ/Wellington Energy Portfolio, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios (as defined in the paragraph immediately below); 0.0975% of the next $10 billion; 0.0900% of the next $5 billion; 0.0775% of the next $10 billion; 0.0750% of the next $30 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Portfolio is subject to a minimum annual fee of $30,000.
For purposes of calculating the asset-based administration fee, the assets of the Portfolios named in the immediately preceding paragraph are aggregated with the assets of the following Portfolios of the Trust, which also are managed by EIM and which are offered in another prospectus: EQ/AB Short Duration Government Bond Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Group Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/lntermediate Government Bond Portfolio, EQ/lnvesco Comstock Portfolio, EQ/Invesco Global Portfolio, EQ/Invesco Global Real Assets Portfolio, EQ/Janus Enterprise Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/Long-Term Bond Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return ESG Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Value Equity Portfolio, 1290 VT Convertible Securities Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity ESG Portfolio, and 1290 VT Socially Responsible Portfolio (collectively, the “Single-Advised Portfolios”).
With respect to the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, Multimanager Aggressive Equity Portfolio, and Multimanager Technology Portfolio (each a “Hybrid Portfolio”), ATM Large Cap Managed Volatility Portfolio and EQ/500 Managed Volatility Portfolio (the “ATM Portfolios”), and EQ/JPMorgan Hedged Equity and Premium Income Portfolio, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the paragraph immediately below); 0.110% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Portfolio is subject to a minimum annual fee of $32,500.
For purposes of calculating the asset-based administration fee, the assets of the Portfolios named in the immediately preceding paragraph are aggregated with the assets of the following Portfolios of the Trust, which also are managed by EIM and which are offered in other prospectuses: EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Core Bond Portfolio, ATM International Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Core Plus Bond Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Moderate Growth Allocation Portfolio, 1290 VT Small Cap Value Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy
114 More information on fees and expenses

Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, EQ/Aggressive Allocation Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio (collectively, the “Aggregated Portfolios”).
Expense Limitation Agreement
In the interest of limiting through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Portfolio to limit the expenses of the Portfolios so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses (unless noted), dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:
Expense Limitation Provisions
Portfolios	Total Annual Operating Expenses Limited to (% of average daily net assets)
	Class IA Shares	Class IB Shares	Class K Shares
ATM Large Cap Managed Volatility Portfolio	N/A	N/A	0.60%
EQ/500 Managed Volatility Portfolio	N/A	0.85%	0.60%
EQ/ClearBridge Large Cap Growth ESG Portfolio	N/A	1.00%	0.75%
EQ/Fidelity Institutional AM® Large Cap Portfolio*	N/A	0.87%	0.62%
EQ/International Equity Index Portfolio*	0.72%	0.72%	0.47%
EQ/International Value Managed Volatility Portfolio	N/A	1.05%	0.80%
EQ/JPMorgan Growth Stock Portfolio	N/A	0.96%	0.71%
EQ/JPMorgan Hedged Equity and Premium Income Portfolio*	N/A	1.15%	N/A
EQ/Large Cap Growth Managed Volatility Portfolio	N/A	0.90%	0.65%
EQ/Loomis Sayles Growth Portfolio**	N/A	1.03%	0.78%
EQ/MFS Utilities Series Portfolio*	N/A	1.05%	0.80%
EQ/Wellington Energy Portfolio*	N/A	1.19%	0.94%
Multimanager Aggressive Equity Portfolio	1.00%	1.00%	0.75%
Multimanager Technology Portfolio	N/A	1.17%	0.92%

*
For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.
**
Effective May 1, 2026.
N/A
This class of shares either is not registered or is registered but not currently offered for sale.
The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Portfolio will be charged such lower expenses.
Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yield.
More information on fees and expenses 115

3. More information on strategies, risks, benchmarks and underlying funds
Strategies
Changes in Investment Objectives and Investment Strategies
As described in this Prospectus, each Portfolio has its own investment objective, policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a reorganization or rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.
80% Policies
Each Portfolio except EQ/500 Managed Volatility Portfolio has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Portfolios. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. As applicable, to the extent a Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy. The 80% investment requirement is applied at the time a Portfolio invests its assets. If, subsequent to an investment by a Portfolio, this requirement is no longer met, the Portfolio’s future investments will be made in a manner consistent with bringing the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the 80% policy. In addition, a Portfolio may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later appreciates or depreciates in value outside the range, which may happen due to market fluctuation, the Portfolio may continue to hold the security. However, this change in market capitalization could affect the Portfolio’s flexibility in making additional investments in securities of the applicable issuer, and the continued investment in securities of the issuer could cause the Portfolio to be subject to additional risks, such as those associated with holding securities of larger or smaller capitalization companies, as the case may be.
Concentration Policies
EQ/Wellington Energy Portfolio will concentrate its investments in the energy industry. EQ/MFS Utilities Series Portfolio will concentrate its investments in the utilities industry as defined in the Portfolio’s prospectus. Multimanager Technology Portfolio will concentrate its investments in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries). Each Portfolio’s concentration policy is a fundamental policy and may not be changed without a shareholder vote.
Indexing Strategies
As described in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. Additional information about these indexes is provided in the section “Benchmarks and Other Indexes.” The following provides additional information regarding the management strategies employed by the Sub-Advisers of these Portfolios (or portions thereof) in pursuing these objectives.
The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio (or portion). Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every security in that index by selecting a representative sample of securities for the Portfolio (or portion thereof) based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.
116 More information on strategies, risks, benchmarks and underlying funds

In addition, during any period when the Adviser or the Sub-Adviser to a Portfolio determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other portfolios, as consistent with the Portfolio’s investment policies and strategies, including portfolios managed by the Adviser to the extent permitted by statute or regulation.
Tactical Strategies
As described in this Prospectus, the Adviser invests a portion of certain Portfolios’ assets in futures and options to manage each such Portfolio’s overall equity exposure. The following provides additional information regarding the Adviser’s implementation of these management strategies.
Each such Portfolio uses proprietary models to implement its tactical investment strategy. The level of the Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. The Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each Portfolio and may be changed from time to time without shareholder approval. The thresholds for each Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by the Adviser that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.
Allocation Strategies
Hybrid Portfolios
As described in this Prospectus, the Adviser allocates the assets of the Hybrid Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies.
Each allocation percentage for the Hybrid Portfolios is an asset allocation target established by EIM intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. EIM rebalances each portion of a Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.
Active Management Strategies
With respect to Portfolios that utilize active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “About the Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.
Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.
More information on strategies, risks, benchmarks and underlying funds 117

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).
Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.
Underlying Funds
As described in this Prospectus, the EQ/JPMorgan Hedged Equity and Premium Income Portfolio pursues its investment objective by investing in mutual funds and exchange-traded funds (together, “Underlying Funds”) managed by J.P. Morgan Investment Management Inc. (“JPMorgan”), rather than in individual securities. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Adviser among the JPMorgan Underlying Funds, as well as the ability of the JPMorgan Underlying Funds to generate favorable performance. For additional information about exchange-traded funds, please see “Additional Information about the Investment Strategies – Exchange-Traded Funds (“ETFs”).”
The EQ/JPMorgan Hedged Equity and Premium Income Portfolio currently may invest in the following JPMorgan Underlying Funds: the JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Equity Premium Income ETF, and JPMorgan Nasdaq Equity Premium Income ETF. This list may change from time to time at the discretion of the Adviser without notice or shareholder approval. The Portfolio will not necessarily invest in each of the Underlying Funds at one time. Additional information regarding the JPMorgan Underlying Funds is included in their current prospectuses.
Additional Information about the Investment Strategies
The following provides additional information regarding the principal investment strategies discussed in the “About the Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and information regarding additional investment strategies that a Portfolio may employ. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).
Cash and Short-Term Investments —  A Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the Adviser or Sub-Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.
A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act, as discussed in “Securities of Other Investment Companies.”
On a day-to-day basis, each of the ATM Portfolios typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio or other money market funds, U.S. government securities, short-term, high-quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio's overall exposure to debt or equity securities.
Generally, these securities offer less potential for gains than other types of securities.
Convertible Securities —  A Portfolio may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
118 More information on strategies, risks, benchmarks and underlying funds

Currency —  A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. A forward foreign currency exchange contract (“forward contract”) is a type of derivative that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Foreign currency transactions may be used to protect a Portfolio’s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. The value of these foreign currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar. If a particular currency is expected to decrease in value relative to another currency, a Portfolio may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold. A Portfolio’s cross hedging transactions may involve currencies in which the Portfolio’s holdings are denominated. However, a Portfolio is not required to own securities in the particular currency being purchased or sold.
Derivatives —  A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
Equity Securities —  A Portfolio, including a Portfolio that invests primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.
Exchange-Traded Funds (“ETFs”) —  A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, a passively managed (or index-based) ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry, sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond with that of the index it seeks to track. ETFs also may be actively managed. An actively managed ETF generally seeks to outperform an index.
When a Portfolio invests in ETFs, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETFs. These fees and expenses are in addition to the advisory fees and other expenses that a Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, a Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. A Portfolio also will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Generally, a Portfolio’s investments in other investment companies (including ETFs) are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio may rely to invest in ETFs in excess of these limits, subject to certain conditions.
Fixed Income Securities —  A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling
More information on strategies, risks, benchmarks and underlying funds 119 debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.
Foreign Securities —  A Portfolio may invest in foreign securities. Generally, foreign securities are issued by companies organized outside the United States or by foreign governments or international organizations, are traded primarily in markets outside the United States, and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.
Futures —  A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which a Portfolio may invest are highly standardized contracts that typically trade on futures exchanges.
The use of futures contracts and similar instruments may be deemed to involve the use of leverage because a Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, a Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.
Illiquid Investments —  A Portfolio may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Initial Public Offerings (“IPOs”) —  A Portfolio may participate in the IPO market. An IPO is the first sale of stock by a company to the public. Companies offering an IPO are sometimes new or young companies or sometimes companies that have been around for many years but are deciding to go public.
Non-Investment Grade Securities —  A Portfolio may invest in securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Ba or lower by Moody’s or deemed to be of comparable quality by the Adviser or a Sub-Adviser), sometimes referred to as “junk bonds”. Junk bonds are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength.
Options —  A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in a Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, a Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.
Portfolio Turnover —  The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. A portfolio turnover rate of 100%, for example, is equivalent to a Portfolio buying and selling all of its portfolio securities once during the course of a given fiscal year. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which
120 More information on strategies, risks, benchmarks and underlying funds may result in higher fund expenses and lower total return, and an increase in taxable capital gains distributions to the Portfolio’s shareholders (although tax implications for investments in Contracts typically are deferred during the accumulation phase).
Securities Lending —  Each Portfolio (except EQ/JPMorgan Growth Stock Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, and EQ/MFS Utilities Series Portfolio) may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons so long as such loans do not represent more than 33-1/3% of the Portfolio’s total assets (including any collateral received from the loans). Loans of portfolio securities permit a Portfolio to earn additional income on its portfolio securities. All loans of portfolio securities by a Portfolio will be made pursuant to agreements that require the loans to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal at all times to the current market value of the securities loaned. The value of the securities on loan may change each business day. A Portfolio with securities on loan generally will be entitled to obtain additional collateral from, or return excess collateral to, a borrower by the end of the next business day following a change in the value of the securities on loan. A Portfolio may reinvest cash collateral received in connection with a securities loan in short-term, highly liquid investments, such as money market funds and repurchase agreements, to earn additional returns.
Securities of Other Investment Companies —  A Portfolio may invest in the securities of other investment companies to the extent permitted by applicable law. Generally, a Portfolio's investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio may rely to invest in other investment companies in excess of these limits, subject to certain conditions. Other investment companies in which a Portfolio may invest include ETFs, as discussed in “Exchange-Traded Funds (“ETFs”)”.
When a Portfolio invests in other investment companies, it will indirectly bear its proportionate share of the fees and expenses incurred by those investment companies. These fees and expenses are in addition to the advisory fees and other expenses that a Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, a Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio.
Short Sales —  A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, a Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, a Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss, which could be unlimited.
Swaps —  A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).
Temporary Defensive Investments —  For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality, short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.
Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective, principal investment strategies and particular risk factors. Each Portfolio follows a distinct set of investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Portfolios — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.
As discussed above, to the extent the EQ/JPMorgan Hedged Equity and Premium Income Portfolio invests in Underlying Funds that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying Funds
More information on strategies, risks, benchmarks and underlying funds 121 have principal investment strategies that come with inherent risks. Some of the risks, including principal risks of investing in the Underlying Funds, are discussed below. An Underlying Fund may be subject to certain additional risks as discussed in its prospectus. More information about the Underlying Funds is available in their respective prospectuses. To the extent the EQ/JPMorgan Hedged Equity and Premium Income Portfolio invests in Underlying Funds, the return on your investment will be based on the risks and rewards of the Underlying Funds’ investments. In this section, the term “Portfolio” may include the EQ/JPMorgan Hedged Equity and Premium Income Portfolio, an Underlying Fund, or both.
Principal Investment Risks
As indicated in “About the Portfolios — Investments, Risks, and Performance — Principal Risks,” a Portfolio may be subject to the following principal risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Portfolio’s performance.
Asset Allocation Risk —  The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives and strategies. For example, weighting equity securities too heavily during a period of stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return. In addition, the allocation and investment decisions made may not be timely relative to market, economic or other developments. Moreover, if a Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio will have less flexibility in its investment strategy than portfolios that are not subject to such limitations.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to honor its obligations, and increased costs, such as any fees imposed for large cash balances.
Convertible Securities Risk —  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.
122 More information on strategies, risks, benchmarks and underlying funds

Covered Call Strategy Risk —  The Covered Call Strategy involves writing (selling) covered call options in return for the receipt of premiums and entering into derivatives transactions that provide similar investment exposure (including through the use of ELNs). In general, the seller of the option receives cash (the options premium) but limits or gives up the opportunity to profit from price increases in the underlying instrument above the exercise price of the options and also remains subject to the risk of underlying instrument price declines. In a rising market, the option may require an underlying asset to be sold at an exercise price that is lower than the market price. In addition, in a declining market, the premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time when it may be desirable or advantageous to do so. Because the Covered Call Strategy seeks lower relative volatility, the Portfolio may underperform the Indexes, particularly in rising markets. In addition, depending on market conditions during a particular time in a market cycle, the Portfolio’s volatility at that time may not be lower than that of the Indexes. Moreover, there is no guarantee that the Covered Call Strategy will generate income or that any such income will be paid at a relatively stable level..
Credit Risk —  A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest and/or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of a security’s credit rating may decrease its value. Lower credit quality (or changes in the market’s perception of an issuer’s creditworthiness) also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. A Portfolio may experience a significant or complete loss on a fixed income security or a transaction. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if the issuer or counterparty faces challenges rolling or refinancing its obligations. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.
Derivatives Risk —  A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, forward contracts, futures contracts, options contracts, options on futures contracts, and swaps.Particular derivative instruments that a Portfolio may use are described under “Investments, Risks, and Performance – Principal Investment Strategy” in this Prospectus.  The following provides a more general discussion of important risk factors (e.g., counterparty and credit risk, leveraging risk, liquidity risk, management risk, market and interest rate risk, valuation risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.
Counterparty and Credit Risk —  A Portfolio may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.
Leveraging Risk —  Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its
More information on strategies, risks, benchmarks and underlying funds 123 investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses, regardless of the size of the initial investment.
Liquidity Risk —  It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately.
Management Risk —  Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Interest Rate Risk —  Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser's ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.
Valuation Risk —  Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index.
Other Risks —  Derivatives also may be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, as well as legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, or the legality or enforceability of a contract.
When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful.
When a Portfolio uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Portfolio from incurring losses on derivatives. The need to provide margin or collateral could limit a Portfolio’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.
The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives,
124 More information on strategies, risks, benchmarks and underlying funds such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.
Legislative and regulatory developments may limit the availability of certain derivatives, may reduce the attractiveness or increase the cost of derivatives, and may otherwise adversely impact the performance and value of derivatives. Legislative and regulatory developments also may change the way in which a Portfolio itself is regulated. Such developments may impact a Portfolio’s ability to invest, or remain invested, in certain derivatives, adversely affect a Portfolio’s ability to achieve its investment objective, and adversely affect a Portfolio’s efficiency in implementing its investment strategies. Complying with new or changing requirements also may increase the cost of a Portfolio's investments and the cost of implementing a Portfolio’s investment program and related operations, which could adversely affect a Portfolio and its investors. For example, the Portfolios have implemented policies and procedures to comply with SEC requirements and restrictions governing registered funds' (including the Portfolios') use of derivatives (“Rule 18f-4”). Unless a Portfolio limits its derivatives exposure to 10% or less of its net assets and qualifies as a ‘‘limited derivatives user’’ under Rule 18f-4, the rule, among other things, requires that the Portfolio establish a derivatives risk management program, comply with certain value-at-risk based leverage limits, appoint a derivatives risk manager, and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Portfolio qualifies as a limited derivatives user, Rule 18f-4 requires the Portfolio to implement policies and procedures reasonably designed to manage its derivatives risk. The requirements of Rule 18f-4 are intended to reduce derivatives risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program.
A discussion of additional risks associated with particular derivative instruments follows:
Forward Contract Risk —  There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).
Futures Contract Risk —  There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.
Options Contract Risk —  There can be no guarantee that the use of options will increase a Portfolio’s return or income. By writing (selling) a put option, a Portfolio takes on the risk of a decline in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of the option it sells, but without the corresponding opportunity to benefit from a potential increase in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing (selling) a call option, a Portfolio assumes the risk that it must sell the underlying instrument at a strike price that may be lower than the market price of the instrument. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If a call option that a Portfolio has written expires unexercised, the Portfolio will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.
Swaps Risk —  Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the
More information on strategies, risks, benchmarks and underlying funds 125 contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
Energy Sector Risk —  The energy markets have experienced significant volatility in recent periods. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, cybersecurity incidents, tax treatment, labor relations, and the economic growth and stability of the key energy-consuming countries. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife, natural disasters or other catastrophes. In addition, pressure to reduce the use of fossil fuels could impact the securities of companies in the fossil fuel industry and the prices of related commodities. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. Equity securities generally have greater price volatility than fixed-income securities. A Portfolio may experience a significant or complete loss on its investment in an equity security. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.
Equity-Linked Notes (“ELNs”) Risk —  When a Portfolio sells call options within an ELN, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument because of the limits relating to the call options written within the particular ELN. Investing in ELNs may be more costly to a Portfolio than if the Portfolio had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Portfolio’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying instruments. ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of a Portfolio’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of an ELN will equal the value of the underlying instrument that it seeks to replicate.
ESG Considerations Risk —  The consideration of environmental, social and governance (“ESG”) criteria, as determined by the Sub-Adviser, in the investment process may limit the types and number of investment opportunities available to a Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG criteria or funds that use a different ESG methodology. The consideration of ESG criteria also may affect a Portfolio’s exposure to certain sectors or types of investments and may adversely impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by a Portfolio may differ from the ESG criteria used by other funds, which may make it difficult to compare a Portfolio’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. In addition, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. ESG investing is qualitative and
126 More information on strategies, risks, benchmarks and underlying funds subjective by nature, and there is no guarantee that the criteria used by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the opinions of any particular investor, and the criteria used by the Sub-Adviser may differ from (or may be considered to be more or less stringent than) the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices. The Sub-Adviser’s criteria tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors.
A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance could change over time, which could cause a Portfolio temporarily to hold securities that do not comply with the Sub-Adviser’s ESG investment principles. Although an investment by a Portfolio in a company may satisfy one or more of the Sub-Adviser’s ESG criteria in the view of the Sub-Adviser, there is no guarantee that such company will actually conduct its affairs in a manner that results in more favorable ESG outcomes, and that same company may also fail to satisfy other ESG criteria. In addition, information or data used in evaluating a company may be based on assumptions and estimates and may not be complete, accurate or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance.
Successful application of the Sub-Adviser’s ESG investment principles will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the considerations or techniques employed will be successful. While the Sub-Adviser views ESG considerations as having the potential to contribute to a Portfolio’s long-term performance, there is no guarantee that such results will be achieved. There is also a risk that a Portfolio could have indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers that do not meet the relevant ESG criteria used by the Portfolio. Further, the regulatory landscape for ESG investing in the United States and abroad is evolving, and future rules or regulations may require a Portfolio to change its investment process and/or the associated disclosures.
Exchange-Traded Funds (“ETFs”) Risk —  When a Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that a Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, a Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.
In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.
More information on strategies, risks, benchmarks and underlying funds 127

Financial Services Sector Risk —  The value of securities issued by companies in the financial services sector may be adversely affected by, among other factors, the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The financial services sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Focused Portfolio Risk —  A Portfolio that invests in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value and, as a result, the Portfolio may experience greater performance volatility than a Portfolio that is more broadly invested.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), the imposition (or threat) of tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. To the extent a Portfolio invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated. Currency rates may fluctuate significantly over short periods of time and can be affected unpredictably by a number of factors, including changes in interest rates; intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities; investor perception of a country’s economy; or the imposition of currency controls or other political developments in the United States or abroad. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency risk may be particularly high to the extent that a Portfolio invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk —  Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) involve many of the same risks associated with investing directly in foreign securities, including the economic and political risks associated with the underlying issuer’s country. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Portfolio may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. In some cases, if a Portfolio, as the holder of a depositary receipt, is compelled to convert the depositary receipt into the underlying foreign security but is unable successfully to complete the conversion, the depositary receipt could be rendered worthless and the Portfolio could lose its entire investment.
128 More information on strategies, risks, benchmarks and underlying funds

Emerging Markets Risk —  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America, and Africa. There are greater risks and uncertainties involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political, economic or social structures or intervene in or manipulate financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, and investment returns. The U.S. government also may impose restrictions on the ability of U.S. investors to hold and/or acquire securities of certain companies in emerging market countries, which may adversely impact a Portfolio.
In addition, companies in emerging market countries may be newly organized, smaller and less seasoned, and the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Emerging market countries often have less uniformity in (or may lack) regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers; less reliable clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; and less reliable registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.
European Economic Risk —  The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
Events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause
More information on strategies, risks, benchmarks and underlying funds 129 additional and significant regional and global market disruption, introduce new legal and regulatory uncertainties, and result in increased volatility and illiquidity and potentially lower economic growth, all of which may negatively impact a Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups. European governments may be subject to change and European countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk —  To the extent that a Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, the Portfolio assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolios. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.
Japan Risk —  Japan's economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In recent years, Japan’s economic growth rate has generally remained low relative to other major developed economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been, and may continue to be, adversely affected by, among other factors, trade tariffs, other protectionist measures and changes in government regulations on trade; competition from emerging economies; and downturns in the economies of its trading partners, including the United States. Currency fluctuations also may adversely impact the Japanese economy, including its export market. Japan’s neighbors, in particular China, have become increasingly important export markets, despite strained political relationships at times in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the entire Asian region. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, and a changing corporate governance structure. These and other issues could cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times, and any increase in its value could cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan has an aging workforce and has experienced a significant population decline in recent years, which could adversely affect Japan’s economic competitiveness. The Japanese economic growth rate also could be impacted by Bank of Japan monetary policies, consumer confidence, rising interest rates and global inflation, tax increases, and large government deficits. Other factors, such as the occurrence of natural disasters and economic, political or social instability in neighboring countries (including China, North Korea, South Korea, and Russia), also could significantly disrupt economic activity and negatively impact the Japanese economy and Japanese issuers of securities. Any of these factors could have a material adverse impact on the holdings and performance of a Portfolio.
International Fair Value Pricing Risk —  A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced using more subjective methods, known as fair value pricing. As such, it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.
Regulatory Risk —  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.
130 More information on strategies, risks, benchmarks and underlying funds

Settlement Risk —  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.
Trade Suspensions Risk —  Securities of issuers traded on foreign exchanges may be suspended, including by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses. Trade suspensions, or other restrictions on trading, and market closures could lead to affected securities being valued at zero.
Hedged Equity Strategy Risk — The Hedged Equity Strategy may not provide the same market participation as other equity instruments, particularly in rising equity markets when the strategy is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the strategy is not expected to provide downside protection under all circumstances when markets decline, including during times when the market is down only modestly or when it is down more than 20%; during such periods, the strategy is expected to perform in line with broad U.S. equity markets. There is no guarantee that the Hedged Equity Strategy will provide downside protection and lower volatility.
Index Strategy Risk —  A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent that the index has a significant weighting in a particular sector, a Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that constitute the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error (that is, the divergence, positive or negative, between the performance of a Portfolio and the relevant index) may cause a Portfolio’s performance to be less than expected. To the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other portfolios that invest more broadly. In addition, errors relating to the index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, and market or other disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or disruptions may result in losses for a Portfolio.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
To the extent that a Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and changes in legislation or government regulations. Any of these factors could result in a material adverse impact
More information on strategies, risks, benchmarks and underlying funds 131 on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Initial Public Offering (“IPO”) Risk —  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Prior to an IPO, there is no public market for an issuer’s securities, and there can be no assurance that an active trading market will develop or be sustained following the IPO. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in debt securities or other income-producing securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if a debt security has a duration of five years and interest rates increase by 1%, the debt security’s price typically would be expected to decline by approximately 5%. Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase the greater the duration of those securities. Greater sensitivity to changes in interest rates may increase the volatility of a debt security’s value and may lead to losses.
Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation rates and/or investor expectations concerning such rates, perceptions of risk, and supply of and demand for bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial and immediate impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.
Due to concerns regarding high inflation in many sectors of the U.S. and global economies, in 2022 the U.S. Federal Reserve (“Fed”) and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed and certain foreign central banks began to lower interest rates in September 2024, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach (including unexpected interest rate hikes) in the future. It also is difficult to predict the impact that further interest rate changes could have on the markets in which a Portfolio invests, and fixed-income and related markets may continue to experience heightened levels of interest rate volatility.
During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, a Portfolio may be subject to a greater risk of principal decline from rising interest rates. A significant or rapid rise in interest rates could result in losses, which could be substantial, to a Portfolio.
Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk by, among other things, reducing or eliminating interest income and causing declines in the value of investments in income producing or debt securities. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.
Investment Style Risk —  A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.
Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing
132 More information on strategies, risks, benchmarks and underlying funds some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced or overvalued at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, the return on investment in securities of large-cap companies may be less than the return on investment in securities of small- and/or mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.
Large Transaction Risk —  A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also could be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. Although large transactions may be more frequent under certain circumstances, a Portfolio is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Portfolio shares at any time.
Leveraging Risk —  When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes
More information on strategies, risks, benchmarks and underlying funds 133 abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress, and contribute to downward pricing pressure. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
The SEC has instituted various requirements for open-end funds, including the Portfolios, to establish, and the Portfolios have established, a program to manage liquidity risks. These requirements are intended to reduce liquidity risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the liquidity risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the requirements may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.
Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
Market Risk —  A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation rates and/or investor expectations concerning such rates, changes in interest rates or currency rates, recessions, global demand for particular products or resources, lack of liquidity in the markets, or adverse investor sentiment generally. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. The value of a security also may decline due to factors that affect a particular sector or industry, such as the imposition (or threat) of tariffs; labor shortages; or increased production costs and competitive conditions within the sector or industry.
Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or asset classes. Changes in value may be temporary or may last for extended periods. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there can be no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. In addition, market speculation focused on profiting from fluctuations in the value of one or more securities or asset classes over a short period of time may result in large-scale and sudden purchases and sales of those securities or asset classes, which can significantly affect the value of those securities and asset classes as well as the market more broadly in unexpected ways, and cause significant share price volatility and losses for a Portfolio.
Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region or events affecting a single or small number of issuers will adversely impact issuers in a different country or region. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental, natural or man-made disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, labor unrest, supply chain disruptions, widespread and prolonged power outages, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. As a result, the value and liquidity of a Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers
134 More information on strategies, risks, benchmarks and underlying funds located in or with significant exposure to the countries or regions directly affected. Securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile or less attractive. In addition, securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Portfolio. Moreover, systemic market dislocations of the kind that occurred during the global financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments.
Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.
Changes in government or central bank policies, changes to regulations involving the securities markets (including lack of adequate regulations for a market or particular type of instrument), and political, diplomatic and other events within the United States and abroad may affect investor and consumer confidence and may increase uncertainty in or impair the operation of the U.S. or other securities markets, perhaps suddenly and to a significant degree.
In addition, markets and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. Furthermore, impacts from the rapidly growing use of artificial intelligence technologies, including by market participants, may include significant risks to global financial markets.
Mid-Cap, Small-Cap and Micro-Cap Company Risk —  A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.
Multiple Sub-Adviser Risk —  The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. The Sub-Advisers’ investment convictions also may result in a Portfolio investing more significantly in a single issuer, making the Portfolio more susceptible to events affecting that issuer. Because each Sub-Adviser directs the trading for its own portion of a Portfolio and does not aggregate its transactions with those of the other Sub-Adviser(s), the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers,
More information on strategies, risks, benchmarks and underlying funds 135 because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s or its affiliates’ revenues and profits.
If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers to a Portfolio, the Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Advisers. A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the changes.
Natural Resources Sector Risk —  The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also can be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, climate change, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Non-Diversified Portfolio Risk —  A non-diversified Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by S&P or Fitch, or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that for higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.
Oil and Gas Sector Risk —  The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, development of alternative energy sources and energy conservation efforts, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate or along shipping routes (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, hostilities, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Portfolio Management Risk —  A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield
136 More information on strategies, risks, benchmarks and underlying funds or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio, even in a favorable market. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected for long periods of time or may never be detected, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance, and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk-reducing actions. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio or enable a Portfolio to achieve its investment objective. Furthermore, artificial intelligence technologies are evolving and may be under development or implemented (or may already have been deployed) for certain processes, including portfolio management, data monitoring and analysis, security selection, trading, and portfolio risk management. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Risks Related to Investments in Underlying Funds —  When a Portfolio invests in Underlying Funds (i.e., operates under a “fund of funds” arrangement), it will indirectly bear its proportionate share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Funds, as well as the ability of the Underlying Funds to generate favorable performance. The Underlying Funds’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance.
In addition, a Portfolio’s net asset value is subject to fluctuations in the net asset values of the mutual funds and the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Funds invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Funds to meet their respective investment objectives. In addition, because each Underlying Fund is managed independently, the same security may be held by different Underlying Funds or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. A Portfolio does not control the investments of the Underlying Funds, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying Funds may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Fund at a time and price that is unfavorable to the Portfolio.
In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.
In addition, regulations relating to “fund of funds” arrangements may impact a Portfolio’s or an Underlying Fund’s ability to achieve its investment objective, impact a Portfolio’s or an Underlying Fund’s investment policies or strategies, adversely affect a Portfolio’s or an Underlying Fund’s efficiency in implementing its investment strategies, increase operating costs, and/or adversely affect a Portfolio’s or an Underlying Fund’s performance.
Sector Risk —  To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry,
More information on strategies, risks, benchmarks and underlying funds 137 or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events. An individual sector, industry, or sub-sector of the market may be affected by a change in financial condition or other event affecting a single issuer. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Short Position Risk —  A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where a Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with short sales. In addition, by investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that short positions increase in value, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market or other factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.
Technology Sector Risk —  The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on a Portfolio's holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Utilities Concentration Risk —  The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; competitive pressures; risks related to the construction and operation of power plants; the effects of energy conservation; and the effects of legislative or regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Volatility Management Risk —  The Adviser (or a Sub-Adviser, as the case may be) from time to time may employ various volatility management techniques or make strategic adjustments to a Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing certain Portfolios. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser (or a Sub-Adviser). Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns.
The result of a Portfolio’s volatility management strategy will be subject to the Adviser’s (or a Sub-Adviser’s) ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser (or a Sub-Adviser) to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to the Adviser’s (or a Sub-Adviser’s) ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes
138 More information on strategies, risks, benchmarks and underlying funds rapidly and unpredictably, and the Adviser (or a Sub-Adviser) may be unable to execute the volatility management strategy in a timely manner or at all.
The Adviser (or a Sub-Adviser) uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser (or a Sub-Adviser) from time to time may make changes to its proprietary modeling tools that do not require shareholder notice.
Moreover, volatility management strategies may expose a Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of a Portfolio’s other equity investments (if any) being hedged could result in losses.
Any one or more of these factors could prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance.
Insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in a Portfolio have a financial interest in preserving the value of the Portfolio and reducing its volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors, including the performance and volatility of the Portfolio). To the extent a Portfolio is successful in managing the volatility of returns and downside risk, the insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the Portfolio will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and could reduce their reserve and capital requirements. These financial benefits to the insurance companies could be significant.
General Investment Risks
Each Portfolio is subject to the following general risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Portfolio’s performance.
Asset Class Risk —  A Portfolio is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.
Cybersecurity and Operational Risk —  A Portfolio and its service providers, and shareholders’ ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, the use of or integration of artificial intelligence technologies, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including the ability to perform critical functions. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information, including by a Portfolio or its service providers). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Technology is continuously changing, and new ways to carry out cybersecurity attacks continue to develop. Artificial intelligence technologies have enhanced the ability of threat actors to amplify the potency,
More information on strategies, risks, benchmarks and underlying funds 139 scale, and speed of deliberate cybersecurity attacks. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.
The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, seeks to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, given the continuously evolving nature of this threat, it is not possible for the Adviser or other Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Among other situations, disruptions (for example, pandemics or health crises) or other developments that cause prolonged periods of remote work or significant employee absences at a Portfolio’s service providers could impact the ability to conduct the Portfolio’s operations. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents. There also is a chance that a cybersecurity incident may not be detected.
Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investments in the securities of such issuers to lose value.
Furthermore, the use of artificial intelligence technologies by any of a Portfolio’s service providers or the issuers in which a Portfolio invests requires the collection and processing of substantial amounts of data, which can include proprietary information that may be a high potential target for cybersecurity attacks. The use of artificial intelligence technologies also relies on a number of different service providers, which increases operational and cybersecurity risks.
Insurance Fund Risk —  The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio could impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios (including the Adviser’s decisions to implement or not to implement certain changes to the Portfolios) could be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed (or changed) in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates could be material. The performance of a Portfolio also could adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract.
Issuer-Specific Risk —  The value of an individual security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; poor succession planning; loss of major customers; changes in technology; investigations or other controversies related to the issuer; strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives; fraudulent disclosures; and the historical and prospective earnings of the issuer and the value of its assets. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities. A change in the financial condition of (or other event affecting) a single issuer may affect securities markets as a whole.
140 More information on strategies, risks, benchmarks and underlying funds

Recent Market Conditions Risk —  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Due to concerns regarding high inflation in many sectors of the U.S. and global economies, in 2022 the U.S. Federal Reserve (“Fed”) and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed and certain foreign central banks began to lower interest rates in September 2024, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach (including unexpected interest rate hikes) in the future. It also is difficult to predict the impact that further interest rate changes could have on the markets in which a Portfolio invests, and fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Portfolio’s investments may not keep pace with inflation, and the value of an investment in a Portfolio may be eroded over time by inflation. Changes in government or central bank policies, including changes in federal tax policy or changes in the implementation of specific policy goals, could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money.
The Fed’s or foreign central banks’ actions may result in an economic slowdown in the United States and abroad. There are concerns that monetary policy may provide less support should economic growth slow. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets.
Slowing global economic growth, the prospect of resurgent inflation, the rise in protectionist trade policies (including the imposition or threat of tariffs and other trade barriers and retaliatory countermeasures), and changes to some major international trade agreements could affect the economies of many countries (including the United States) in ways that cannot necessarily be foreseen at the present time. The current political environment has intensified concerns about a global trade war. The United States has developed increasingly strained relations with a number of foreign countries, including major U.S. trading partners. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The United States also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the United States and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of a Portfolio’s investments may go down. In addition, restrictions on immigration could significantly disrupt labor markets and supply chains, creating risks to growth. Moreover, a combination of resurgent inflation and slow or declining growth can be a challenging economic scenario for policymakers to address because traditional monetary and fiscal policies may not be effective in addressing both issues simultaneously.
Advancements in technology could adversely impact market movements and liquidity and could affect the overall performance of a Portfolio. For example, the advanced development and increased regulation of artificial intelligence could lead to faster and more efficient markets, but also to higher trading volumes and greater volatility in times of market stress.  Because artificial intelligence has the potential to drive significant changes in how businesses and governments provide goods and services, it also could affect economic growth. As artificial intelligence is used more widely, the profitability and growth of a Portfolio’s holdings could be impacted, which could impact the overall performance of a Portfolio.
In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. In addition, widespread loan defaults could have a cascading effect on the broader banking system, straining the financial health of lending institutions and potentially causing more banks to fail. There can be no certainty that actions taken by the U.S. government will mitigate the effects of financial institution failures on the economy and restore public confidence in the U.S. banking system.
High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the values of markets, sectors and companies in which a Portfolio invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, disagreements over budget, spending and deficit reduction plans,
More information on strategies, risks, benchmarks and underlying funds 141 disagreements over government funding, a U.S. government shutdown (or the threat of such a shutdown), disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), and litigation related to these or other events, as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Portfolios’ investments.
Tensions, war, or other open conflicts between nations, such as between Russia and Ukraine, in the Middle East, and in eastern Asia, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities or military actions and the repercussions of such actions are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. The resulting adverse market conditions could be prolonged. These and any related events could significantly impact a Portfolio’s performance and the value of an investment in a Portfolio, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If China were to attempt unification of Taiwan by coercion or force, economies, markets and individual securities may be severely affected both regionally and globally.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Portfolio. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the COVID-19 pandemic caused significant volatility and severe losses in global financial markets. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which a Portfolio invests, and on the overall performance of a Portfolio.
Regulatory Risk —  Each Portfolio is subject to extensive laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and certain Portfolios are also subject to regulation by the Commodity Futures Trading Commission (“CFTC”). Each Portfolio  is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Extensive regulation or a change in existing laws or regulations (including lack of adequate regulations) may have unpredictable and unintended effects and may materially impact a Portfolio, security, business, sector or market. For example, extensive regulation or a change in existing laws or regulations made by the government or a regulatory body may limit or preclude a Portfolio’s ability to achieve its investment objective, impact a Portfolio’s investment policies or strategies, adversely affect a Portfolio’s efficiency in implementing its investment strategies, and/or reduce the attractiveness or increase the cost of an investment, which may, in turn, adversely affect a Portfolio’s performance. A Portfolio also may incur additional costs, which may be substantial, to comply with new requirements as well as to monitor for compliance with new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. Changes in laws or regulations also may impair the operation of the U.S. or other securities markets. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers
142 More information on strategies, risks, benchmarks and underlying funds

Act of 1940, as amended. The Adviser also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, with respect to Portfolios that employ derivatives investments to a greater extent, serves as a CPO. Being subject to dual regulation by the SEC and CFTC may increase compliance costs, which may be borne by a Portfolio and may affect the Portfolio's returns.
Risk Management —  The actual risk exposure taken by a Portfolio in its investment program will vary over time, depending on various factors including the Adviser’s and Sub-Advisers’ evaluation of issuer, political, regulatory, market, or economic developments. The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. A Portfolio could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Sub-Adviser Selection Risk —  A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.
In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fees the Adviser retains, but also from the sub-advisory fees paid by the Adviser to the affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolios, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates, which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.
Valuation Risk —  The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio uses pricing services to provide values for certain securities, and there is no assurance that a Portfolio will be able to sell an investment at the price provided by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if a Portfolio were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Portfolio’s investments could be impacted. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Additional Information about Risks
Additional information that may be associated with a Portfolio’s principal risks but that may not be principal to a Portfolio’s investment strategies follows. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Portfolio’s performance.
More information on strategies, risks, benchmarks and underlying funds 143

Concentration Risk —  If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Counterparty Risk —  A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.
Industrials Sector Risk —  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio's shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Money Market Risk —  Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. In the event that any money market fund that seeks to maintain a stable $1.00 net asset value fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain money market funds have in the past failed to maintain stable $1.00 net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low- or negative-interest rate environment may prevent a money market fund from providing a positive yield and could negatively impact a money market fund’s ability to maintain a stable $1.00 net asset value per share.
Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. Shares sold utilizing a floating net asset value may be worth more or less than their original purchase price. An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and generally is required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.
Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. Changes in these rules may impact a money market fund’s expenses, operations, returns, liquidity and continued viability.
Portfolio Turnover Risk —  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio's previous and current investment objectives and policies and portfolio management strategies.
Quantitative Investing Risk —  A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Portfolio's securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, a Portfolio may have a lower return than if the Portfolio were managed
144 More information on strategies, risks, benchmarks and underlying funds using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis. There can be no assurance that a quantitative model used in managing a Portfolio will perform as anticipated or enable the Portfolio to achieve its investment objective.
Risks of Investing in Other Investment Companies —  When a Portfolio invests in other investment companies, it will indirectly bear its proportionate share of the fees and expenses incurred by those investment companies. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their respective investment objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. A Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.
Securities Lending Risk —  Securities lending exposes a Portfolio to counterparty risk, market risk on the loaned securities, and reinvestment risk on the cash collateral. A Portfolio may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons in order to earn additional income on those securities. Generally, any such loan of portfolio securities will be contractually required to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal to the value of the securities loaned. A Portfolio may reinvest cash collateral in short-term, highly liquid investments, such as money market funds and repurchase agreements (including for purchases of securities that may be loaned). A Portfolio could lose money on its investment of cash collateral if the assets in which cash collateral is reinvested do not perform as well as the original loaned securities. Because cash collateral received by a Portfolio in securities lending transactions may be invested in money market funds, the investment return on cash collateral so invested by a Portfolio may be affected by investment advisory fees, administrative fees, service fees and other fees that are indirectly borne by the Portfolio, which would be in addition to the fees the Portfolio pays its service providers. Securities lending is a form of leverage, which may magnify both gains and losses. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities, which may result in a loss to a Portfolio. Securities loans are subject to termination by a Portfolio as lender or by the borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. In addition, securities on loan may not be voted by a Portfolio, and there is a risk that a Portfolio may not be able to recall loaned securities in sufficient time to vote on material proxy matters. In addition, a Portfolio typically pays lending fees to the party that serves as the securities lending agent for the Portfolio and arranges loans under the securities lending program.
Structured Securities Risk —  Because structured securities of the type in which a Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
Tax Risk —  A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio's taxable income or gains and distributions.
Unseasoned Companies Risk —  Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.
More information on strategies, risks, benchmarks and underlying funds 145

Benchmarks and other Indexes
The performance of each Portfolio that has annual returns for at least one calendar year, as shown in the section “About the Portfolios — Investments, Risks, and Performance”, is compared to that of a broad-based securities market index and may also be compared to that of one or more additional securities market indexes, including a blended (or composite) index. Each Portfolio’s annualized rates of return are net of: (i) its advisory fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.
A Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.
Securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a securities market index.
In addition, as discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information about these indexes, as well.
EQ/JPMorgan Hedged Equity and Premium Income Index  is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the ICE BofA U.S. 3-Month Treasury Bill Index at a weighting of 40%.
ICE BofA 3-Month U.S. Treasury Bill Index  measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.
Morgan Stanley Capital International (MSCI) World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.
Morgan Stanley Capital International (MSCI) ACWI Energy (Net) Index  includes large and mid-cap securities across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Energy as per the Global Industry Classification Standard (GICS®).
Morgan Stanley Capital International (MSCI) ACWI Utilities (Net) Index captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Utilities sector as per the Global Industry Classification Standard (GICS®).
Morgan Stanley Capital International (MSCI) EAFE® Index  (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
Russell 1000® Growth Index  measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.
Russell 1000® Index  measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.
Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.
Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.
S&P North American Technology Sector Index  is a modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).
Standard & Poor’s 500® Composite Stock Price Index  (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.
146 More information on strategies, risks, benchmarks and underlying funds

“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.
More information on strategies, risks, benchmarks and underlying funds 147

Underlying Funds
The following is additional information regarding the Underlying Funds in which the EQ/JPMorgan Hedged Equity and Premium Income Portfolio currently may invest, including investment objectives, principal investment strategies and principal investment risks identified by the Underlying Funds. If you would like more information about the Underlying Funds, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying Fund’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information. The Adviser may add new Underlying Funds or replace or eliminate existing Underlying Funds without notice or shareholder approval. The Adviser’s selection of Underlying Funds could have a positive or negative impact on its or its affiliates’ revenues and/or profits.
Underlying Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Hedged Equity Fund	Seeks to provide capital appreciation.
Under normal circumstances, the
Fund invests at least 80% of its
Assets in equity securities. “Assets”
means net assets plus the amount
of borrowings for investment
purposes. The Fund uses an
enhanced index strategy to invest
in these equity securities, which
primarily consist of common stocks
of large capitalization U.S.
companies. The Fund will also
systematically purchase and sell
exchange traded put options and
sell exchange traded call options,
employing an option overlay
known as a “Put/Spread Collar”
strategy. The options may be
based on the S&P 500 Index or on
exchange-traded funds that
replicate the S&P 500 Index. The
Fund typically holds options for
three month periods (each, an
“hedge period”) for the purpose of
seeking to provide more
predictable returns in any market
cycle during the applicable hedge
period. The quarterly hedge
periods are based on returns from
the first business day of January
through the last business day of
March; the first business day of
April through the last business day
of June; the first business day of
July through the last business day
of September; and the first
business day of October through
the last business day of December.

• Equity Market Risk
• General Market Risk
• Strategy Risk
• Options Risk
• Large Cap Company Risk
• Mid Cap Company Risk
• Derivatives Risk
• Industry and Sector Focus Risk
• Technology Sector Risk
• Transactions Risk

JPMorgan Hedged Equity 2 Fund	Seeks to provide capital appreciation.
Under normal circumstances, the
Fund invests at least 80% of its
Assets in equity securities. “Assets”
means net assets plus the amount
of borrowings for investment
purposes. The Fund uses an
enhanced index strategy to invest
in these equity securities, which
primarily consist of common stocks
of large capitalization U.S.
companies. The Fund will also

• Equity Market Risk
• General Market Risk
• Strategy Risk
• Options Risk
• Large Cap Company Risk
• Mid Cap Company Risk
• Derivatives Risk
• Industry and Sector Focus Risk
• Technology Sector Risk
• Transactions Risk

148 More information on strategies, risks, benchmarks and underlying funds

Underlying Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks

systematically purchase and sell
exchange traded put options and
sell exchange traded call options,
employing an option overlay
known as a “Put/Spread Collar”
strategy. The options may be
based on the S&P 500 Index or on
exchange-traded funds that
replicate the S&P 500 Index. The
Fund typically holds options for
three month periods (each, an
“hedge period”) for the purpose of
seeking to provide more
predictable returns in any market
cycle during the applicable hedge
period. The quarterly hedge
periods are based on returns from
the first business day of February
through the last business day of
April; the first business day of May
through the last business day of
July; the first business day of
August through the last business
day of October; and the first
business day of November
through the last business day of
January of the following calendar
year.

JPMorgan Hedged Equity 3 Fund	Seeks to provide capital appreciation.
Under normal circumstances, the
Fund invests at least 80% of its
Assets in equity securities. “Assets”
means net assets plus the amount
of borrowings for investment
purposes. The Fund uses an
enhanced index strategy to invest
in these equity securities, which
primarily consist of common stocks
of large capitalization U.S.
companies. The Fund will also
systematically purchase and sell
exchange traded put options and
sell exchange traded call options,
employing an option overlay
known as a “Put/Spread Collar”
strategy. The options may be
based on the S&P 500 Index or on
exchange-traded funds that
replicate the S&P 500 Index. The
Fund typically holds options for
three month periods (each, an
“hedge period”) for the purpose of
seeking to provide more
predictable returns in any market
cycle during the applicable hedge
period. The quarterly hedge
periods are based on returns from
the first business day of March
through the last business day of
May; the first business day of June

• Equity Market Risk
• General Market Risk
• Strategy Risk
• Options Risk
• Large Cap Company Risk
• Mid Cap Company Risk
• Derivatives Risk
• Industry and Sector Focus Risk
• Technology Risk
• Transactions Risk

More information on strategies, risks, benchmarks and underlying funds 149

Underlying Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks

through the last business day of
August; the first business day of
September through the last
business day of November; and
the first business day of December
through the last business day of
February of the following calendar
year.

JPMorgan Equity Premium Income ETF	Seeks current income while maintaining prospects for capital appreciation.
The Fund seeks to achieve its
objective by (1) creating an actively
managed portfolio of equity
securities comprised significantly of
those included in the Fund’s
primary benchmark, the Standard
& Poor’s 500 Total Return Index
(S&P 500 Index) and (2) through
equity-linked notes (ELNs), selling
call options with exposure to the
S&P 500 Index. Under normal
circumstances, the Fund invests at
least 80% of its Assets in equity
securities. “Assets” means net
assets plus the amount of
borrowings for investment
purposes. In order to generate
income, the Fund may invest up to
20% of its net assets in ELNs.

• Equity Market Risk
• General Market Risk
• Strategy Risk
• Equity-Linked Notes Risk
• Covered Call Strategy Risk
• Large Cap Company Risk
• Smaller Company Risk
• Industry and Sector Focus Risk
• Financials Sector Risk
• High Portfolio Turnover Risk
• ETF Shares Trading Risk
• Authorized Participant
Concentration Risk

JPMorgan Nasdaq Equity Premium Income ETF	Seeks current income while maintaining prospects for capital appreciation.
The Fund seeks to achieve its
objective by (1) creating an actively
managed portfolio of equity
securities comprised significantly of
those included in the Fund’s
primary benchmark, the
Nasdaq-100 Index®, and (2)
through equity-linked notes
(ELNs), selling call options with
exposure to the benchmark. Under
normal circumstances, the Fund
invests at least 80% of its Assets in
equity securities. “Assets” means
net assets plus the amount of
borrowings for investment
purposes. In order to generate
income, the Fund may invest up to
20% of its net assets in ELNs.

• Equity Market Risk
• General Market Risk
• Strategy Risk
• Equity-Linked Notes Risk
• Covered Call Strategy Risk
• Data Science Investment Approach
Risk
• Large Cap Company Risk
• Smaller Company Risk
• Industry Concentration Risk
• Industry and Sector Focus Risk
• Technology Exposure Risk
• Non-Diversified Fund Risk
• High Portfolio Turnover Risk
• ETF Shares Trading Risk
• Authorized Participant
Concentration Risk

150 More information on strategies, risks, benchmarks and underlying funds

4. Management of the Trust
The Trust
The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred ten (110) Portfolios, ten (10) of which are authorized to issue Class IA, Class IB and Class K shares, seventy-eight (78) of which are authorized to issue Class IB and Class K shares, eighteen (18) of which are authorized to issue Class IB shares, and four (4) of which are authorized to issue Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of two (2) Portfolios, the Class IB and Class K shares of ten (10) Portfolios, the Class IB shares of one (1) Portfolio, and the Class K shares of one (1) Portfolio. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.
The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Administrator, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.
The Adviser
Equitable Investment Management Group, LLC (“EIM” or “Adviser”), 1345 Avenue of the Americas, New York, New York 10105, is the Adviser to each Portfolio. EIM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. EIM also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, and ATM Large Cap Managed Volatility Portfolio. EIM currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the other Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. EIM is a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”). Equitable Financial is a wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. EIM serves as the investment adviser to mutual funds and other pooled investment vehicles. As of December 31, 2025, EIM and its advisory affiliate Equitable Investment Management, LLC had approximately $128.7 billion in total assets under management. The Trust is part of a fund complex that includes the 1290 Funds, for which Equitable Investment Management, LLC, serves as investment adviser.
The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolios. The Adviser has supervisory responsibility for the management and investment of each Portfolio’s assets and develops the investment objectives and investment policies for the Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of a Portfolio’s assets. As further discussed below, with respect to each sub-advised Portfolio, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.
With respect to the ATM and Hybrid Portfolios, in addition to its managerial responsibilities, the Adviser is responsible for determining the allocation of assets between actively and passively managed portions of the Portfolios, developing and overseeing the proprietary research model used to manage the portions of the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. With respect to the ATM Portfolios and certain of the Hybrid Portfolios, the Adviser also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of the Portfolios. With respect to certain of the Hybrid Portfolios, the Adviser also is responsible for advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest).
With respect to the EQ/JPMorgan Hedged Equity and Premium Income Portfolio, in addition to its managerial responsibilities, the Adviser is responsible for selecting the Underlying Funds in which to invest the Portfolio’s assets and actively managing the allocations among the Underlying Funds to achieve and maintain desired exposures.
Management of the Trust 151

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.
The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers (if any) retained for other allocated portions of the Portfolio. The Adviser also considers the Sub-Adviser’s portfolio management policies, trading practices, procedures for the valuation of portfolio securities, business continuity planning, conflicts of interest, procedures for safeguarding client information, cybersecurity, regulatory and legal issues, and staffing and resources.
The Adviser plays an active role in monitoring each Portfolio and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s investment style and objectives. Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business and changes in investment personnel and senior management. The Adviser conducts ongoing investment reviews with each Sub-Adviser and performs comprehensive due diligence reviews with each Sub-Adviser no less frequently than annually. While the Adviser seeks to obtain information to monitor Sub-Advisers, it is dependent on the availability of timely, complete and accurate data from the Sub-Advisers and other service providers, the timeliness, completeness and accuracy of which is not under the Adviser’s control.
The Adviser seeks to obtain information concerning Portfolio and Sub-Adviser performance and Portfolio operations that is used to supervise and monitor the Sub-Advisers and Portfolio operations. The Adviser has a team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which performance is measured.
The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.
If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio (or a portion thereof) or adjusts the asset allocation among Sub-Advisers to a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser. A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change. Generally, transitions may be implemented before or after the effective date of a new Sub-Adviser’s appointment as a sub-adviser to a Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of a Portfolio is not an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to its investment objective or policies.
The Adviser’s investment personnel are primarily responsible for (i) selecting, monitoring and overseeing a Portfolio’s Sub-Adviser(s); (ii) determining the allocation of assets between the actively and passively managed portions of and developing and overseeing the proprietary modeling tools used to manage the portions of the ATM Large Cap Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, Multimanager Aggressive Equity Portfolio, and Multimanager Technology Portfolio and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees; (iii) developing and overseeing the proprietary modeling tools used to manage the equity exposure of the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, and EQ/500 Managed Volatility Portfolio, (iv) managing the ETF Allocated Portion of and the modeling tools used to manage the ETF Allocated Portion of each of the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio and Multimanager Technology Portfolio; and (v) the day-to-day management of the EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
Kenneth T. Kozlowski, CFP®, CLU, ChFC  has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2012, and as Signatory Officer of Equitable Financial since November 2021. He has been an employee of Equitable Financial since 1999.
Alwi Chan, CFA®  has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since June 2012. He has been an employee of Equitable Financial since 1999.
152 Management of the Trust

Xavier Poutas, CFA®  has served as an Assistant Portfolio Manager of the Adviser since May 2011 and as a Vice President of the Adviser since June 2016. He has been an employee of Equitable Financial since August 2002.
Miao Hu, CFA®  has served as an Assistant Portfolio Manager of the Adviser since May 2016 and as a Vice President of the Adviser since June 2016. She has served as a Director of Portfolio Analytics of the Adviser since December 2014. She has been an employee of Equitable Financial since November 2013.
Kevin McCarthy  has served as an Assistant Portfolio Manager of the Adviser since December 2018 and as a Vice President of the Adviser since July 2022. He has been an employee of Equitable Financial since August 2015.
Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolios is available in the Trust’s SAI.
The Adviser has been granted relief from the SEC that permits the Adviser, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by a Portfolio to the Adviser; any such increase would be subject to the approval of the affected Portfolio’s shareholders.
The Sub-Advisers
Each sub-advised Portfolio's investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each sub-advised Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolio(s) is available in the SAI. Each Sub-Adviser is subject to the oversight of the Adviser.
1832 Asset Management U.S. Inc.  (“1832 Asset Management”), 40 Temperance Street, Toronto, Ontario, Canada M5H 0B4, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. 1832 Asset Management is an indirect wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). Scotiabank is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. Scotiabank is publicly traded on the Toronto and New York Stock Exchanges under the symbol BNS. As of December 31, 2025, 1832 Asset Management had approximately $898.3 million in assets under management.
Noah Blackstein  is primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Mr. Blackstein is a Vice President and Senior Portfolio Manager of 1832 Asset Management and joined 1832 Asset Management in 1997 as a portfolio manager. His investment experience dates from 1993.
AllianceBernstein L.P.  (“AllianceBernstein”), 501 Commerce Street, Nashville, TN 37203, serves as Sub-Adviser to the EQ/International Equity Index Portfolio and to the Index Allocated Portion of each of the Multimanager Aggressive Equity Portfolio and Multimanager Technology Portfolio. AllianceBernstein also serves as Sub-Adviser to the portion of the EQ/500 Managed Volatility Portfolio and ATM Large Cap Managed Volatility Portfolio allocated to AllianceBernstein. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2025, AllianceBernstein had approximately $867 billion in assets under management.
AllianceBernstein’s Passive Equity Investment Team, which is responsible for the management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the EQ/International Equity Index Portfolio and for the portion of the EQ/500 Managed Volatility Portfolio and ATM Large Cap Managed Volatility Portfolio allocated to AllianceBernstein. The Passive Equity Investment Team relies heavily on quantitative tools. The team also is responsible for the investment decisions for the Index Allocated Portion of each of the Multimanager Aggressive Equity Portfolio and Multimanager Technology Portfolio.
Joshua Lisser  is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services.
Management of the Trust 153

Geoff Tomlinson, CFA®  is a Portfolio Manager for Index Strategies at AllianceBernstein. He joined AllianceBernstein in 2006 as an associate in the Institutional Investment Management Sales Group. Prior to transitioning to his current role, from 2011 to 2019, Mr. Tomlinson was a portfolio analyst for Index Strategies, with a focus on custom index and enhanced index strategies.
BlackRock Investment Management, LLC (“BIM”), 1 University Square Drive, Princeton, NJ 08540, serves as Sub-Adviser to the Index Allocated Portion of each of the EQ/International Value Managed Volatility Portfolio and EQ/Large Cap Growth Managed Volatility Portfolio, and as Sub-Adviser to the portion of the ATM Large Cap Managed Volatility Portfolio and EQ/500 Managed Volatility Portfolio allocated to BIM. BIM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BIM is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2025, BIM and its affiliates had approximately $___ trillion in investment company and other portfolio assets under management.
The Index Allocated Portion of each of the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio and ATM Large Cap Managed Volatility Portfolio is managed by Jennifer Hsui, CFA®, Matt Waldron, CFA®, Peter Sietsema, CFA, and Steven White.
Jennifer Hsui, CFA®,  Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011.
Matt Waldron, CFA®,  Managing Director of BlackRock and US Head of International Portfolio Management within BlackRock Global Markets & Index Investments. Mr. Waldron’s service with the firm dates back to 2003.
Peter Sietsema, CFA,  Director and Senior Portfolio Manager within BlackRock’s Index Equity team. Mr. Sietsema is the Head of Sub-Advised, US Institutional, and Canada/LatAm ETF Portfolio Management. Mr. Sietsema’s service with the firm dates back to 2007.
Steven White,  Director of BlackRock and Head of the Active Risk Index ETF team in the Americas, and co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments. Mr. White’s service with the firm began in 2011.
ClearBridge Investments, LLC  (“ClearBridge”), One Madison Avenue, New York, NY 10010, serves as Sub-Adviser to the EQ/ClearBridge Large Cap Growth ESG Portfolio. ClearBridge, an active equity manager offering a broad range of strategies across global developed and emerging markets, local markets, and real assets and income, is a wholly-owned subsidiary of Franklin Resources, Inc. ClearBridge has been committed to delivering long-term results through active management for more than 60 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2025, ClearBridge’s total assets under management were approximately $212.0 billion, including $45.2 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.
Margaret Vitrano and Erica Furfaro  are jointly and primarily responsible for the investment decisions for the EQ/ClearBridge Large Cap Growth ESG Portfolio.
Margaret Vitrano,  Portfolio Manager and Managing Director of ClearBridge. She joined ClearBridge or its predecessor in 1997 and has 30 years of investment industry experience.
Erica Furfaro,  Director and Portfolio Manager of ClearBridge. She joined ClearBridge or its predecessor in 2019 and has 21 years of investment industry experience.
FIAM LLC (“FIAM”),  900 Salem Street, Smithfield, Rhode Island 02917, serves as Sub-Adviser to the EQ/Fidelity Institutional AM® Large Cap Portfolio and as Sub-Adviser to a portion of the Active Allocated Portion of the Multimanager Technology Portfolio. FIAM LLC is an indirectly held subsidiary of FMR LLC. As of December 31, 2025, FIAM LLC managed approximately $347.7 billion in assets.
Chris Lee, Steven Kaye, Ashley Fernandes, CFA®, Chad Colman, Nicola Stafford, Laurie Mundt, Ingrid Chung, Pranay
Kirpalani, Christopher Lin, Matthew Reed and Samuel Wald, CFA  are primarily responsible for the investment decisions for the EQ/Fidelity Institutional AM® Large Cap Portfolio.
Chris Lee  is Head of FMR’s Stock Selector Large Cap and FIAM Global Sector teams. Since joining Fidelity Investments in 2004, Mr. Lee has worked as an analyst, portfolio manager, sector leader, and managing director of research.
Steven Kaye  is a member of FMR’s Stock Selector Large Cap Group (health care sector). Since joining Fidelity Investments in 1985, Mr. Kaye has worked as a research analyst, assistant director of equity research, and portfolio manager.
154 Management of the Trust

Ashley Fernandes, CFA®  is a member of FMR’s Stock Selector Large Cap Group (energy and materials sectors). Since joining Fidelity Investments in 2008, Mr. Fernandes has worked as a global energy analyst, research analyst and portfolio manager.
Chad Colman  is a member of FMR’s Stock Selector Large Cap Group (industrials sector). Since joining Fidelity Investments in 2009, Mr. Colman has worked as a research analyst, portfolio manager, and global sector leader.
Nicola Stafford  is a member of FMR’s Stock Selector Large Cap Group (consumer discretionary sector). Since joining Fidelity Investments in 2001, Ms. Stafford has worked as a research analyst and portfolio manager.
Laurie Mundt  is a member of FMR’s Stock Selector Large Cap Group (consumer staples sector). Since joining Fidelity Investments in 2008, Ms. Mundt has worked as a research analyst and portfolio manager.
Ingrid Chung  is a member of FMR’s Stock Selector Large Cap Group (communication services sector). Since joining Fidelity Investments in 2012, Ms. Chung has worked as a research analyst and portfolio manager.
Pranay Kirpalani  is a member of FMR’s Stock Selector Large Cap Group (utilities sector). Since joining Fidelity Investments in 2019, Mr. Kirpalani has worked as a research analyst and portfolio manager.
Christopher Lin  is a member of FMR’s Stock Selector Large Cap Group (information technology sector). Since joining Fidelity Investments in 2002, Mr. Lin has worked as a portfolio manager.
Matthew Reed  is a member of FMR’s Stock Selector Large Cap Group (financials sector). Since joining Fidelity Investments in 2008, Mr. Reed has worked as a research analyst and portfolio manager.
Samuel Wald, CFA  is a member of FMR’s Stock Selector Large Cap Group (real estate sector). Since joining Fidelity Investments in 1996, Mr. Wald has worked as a research analyst and portfolio manager.
With respect to the Multimanager Technology Portfolio, FIAM has entered into a sub-sub-advisory agreement, whereby FIAM may delegate certain of its investment advisory services to FIL Investment Advisors (“FIA”), located at Pembroke Hall 42 Crow Lane, Pembroke, HM19, Bermuda. FIA, in turn, has entered into a sub-sub-sub-advisory agreement, whereby FIA may delegate certain of its investment advisory services to FIL Investment Advisors (UK) Limited (“FIA (UK)”), an affiliate of FIA, located at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom. FIA and FIA (UK) are registered as investment advisers with the SEC. Subject to FIAM's oversight and supervision, FIA and FIA (UK) are responsible for providing discretionary investment advisory services with respect to the portion of the Multimanager Technology Portfolio allocated to FIAM. FIA and FIA (UK) are neither subsidiaries of nor affiliates of FIAM.
Hyun Ho Sohn  is primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Technology Portfolio. Since joining FIA (UK) and its affiliates in 2006, Mr. Sohn has been an equity research analyst and portfolio manager.
Harris Associates LP  (“Harris”), located at 111 S. Wacker Drive, Chicago, IL 60606, is the Sub-Adviser to the Active Allocated Portion of the EQ/International Value Managed Volatility Portfolio. Harris is an investment adviser that primarily provides discretionary investment advisory services to individuals and institutions, including registered investment companies. As of December 31, 2025, Harris’ total assets under management were over $113 billion. Total assets under management includes assets in accounts for which Harris provides investment models.
David G. Herro, Eric Liu and Anthony Coniaris  are jointly and primarily responsible for the investment decisions for the Active Allocated Portion of the Portfolio.
David G. Herro, CFA®  is a Partner, Deputy Chairman, Co-Chief Investment Officer-International Equities and a Portfolio Manager of Harris. Mr. Herro has 39 years of investment industry experience and has been with Harris since 1992.
Eric Liu, CFA®  is a Partner, Vice President, a Senior International Investment Analyst and a Portfolio Manager of Harris. Mr. Liu has 23 years of investment industry experience and has been with Harris since 2009.
Anthony Coniaris, CFA is a Partner, Chairman, Co-Chief Investment Officer-International Equities and a Portfolio Manager of Harris. Mr. Coniaris has 26 years of investment industry experience and has been with Harris since 1999.
Management of the Trust 155

J.P. Morgan Investment Management Inc.  (“JPMorgan”) 383 Madison Avenue, New York, NY 10179, serves as the Sub-Adviser for the EQ/JPMorgan Growth Stock Portfolio, and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. JPMorgan is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. As of December 31, 2025, JPMorgan and its affiliates had approximately $__ trillion in assets under management.
Giri Devulapally, Holly Morris, Larry H. Lee, Joseph Wilson and Robert Maloney  are the portfolio managers jointly and primarily responsible for the investment decisions for the EQ/JPMorgan Growth Stock Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio.
Mr. Devulapally,  Managing Director of JPMorgan, has been an employee of JPMorgan since 2003. He is a senior member of JPMorgan’s U.S. Equity Growth portfolio management team and the lead portfolio manager for the Large Cap Growth Strategy.
Ms. Morris,  Managing Director of JPMorgan, has been an employee of JPMorgan since 2012. She covers the health care sector and is a co-portfolio manager for the Large Cap Growth Strategy.
Mr. Lee,  Managing Director of JPMorgan, has been an employee of JPMorgan since 2006. He covers the financials and business services sector and is a co-portfolio manager for the Large Cap Growth Strategy.
Mr. Wilson,  Managing Director of JPMorgan, has been an employee of JPMorgan since 2014. He covers the technology sector and is a co-portfolio manager for the Large Cap Growth Strategy.
Mr. Maloney,  Executive Director of JPMorgan, has been an employee of JPMorgan since 2013. He covers the industrials and energy sectors and is a co-portfolio manager for the Large Cap Growth Strategy.
Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), One Financial Center, Boston, MA 02111, serves as the Sub-Adviser to the EQ/Loomis Sayles Growth Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Loomis Sayles was founded in 1926, and is one of the oldest investment advisory firms in the United States. Loomis Sayles is a Delaware limited partnership. Loomis Sayles' sole general partner, Loomis, Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France's second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2025, Loomis Sayles had $431.4 billion in assets under management.
Aziz V. Hamzaogullari  is responsible for the securities selection, research and trading for the EQ/Loomis Sayles Growth Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio.
Aziz V. Hamzaogullari, CFA®  is the Chief Investment Officer and Founder of the Growth Equity Strategies Team, and Portfolio Manager at Loomis Sayles. He is also a member of Loomis Sayles’ Board of Directors. He has 32 years of investment industry experience. He received a B.S. from Bilkent University in Turkey and an M.B.A. from George Washington University.
Massachusetts Financial Services Company d/b/a MFS Investment Management  (“MFS®”), 111 Huntington Avenue, Boston, MA 02199, serves as the Sub-Adviser to the EQ/MFS Utilities Series Portfolio. MFS® is America’s oldest mutual fund organization. MFS® and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2025, assets under management of the MFS® organization were approximately $__ billion.
Claud Davis and J. Scott Walker  are jointly and primarily responsible for the investment decisions for the EQ/MFS Utilities Series Portfolio.
Claud Davis  is an Investment Officer and Portfolio Manager of MFS® and has been employed in the investment area of MFS® since 1994.
J. Scott Walker  is an Investment Officer and Portfolio Manager of MFS® and has been employed in the investment area of MFS® since 2008.
Polen Capital Management, LLC  (“Polen”), 1825 NW Corporate Boulevard, Suite 300, Boca Raton, FL 33431, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Polen is a registered investment
156 Management of the Trust

adviser that was founded in 1979. Polen provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of December 31, 2025, Polen had approximately $__ billion in assets under management.
Damon Ficklin  is Head of Team, Portfolio Manager and Analyst of Polen. Mr. Ficklin joined Polen in 2003.
Dan Davidowitz, CFA®,  is Portfolio Manager and Analyst at Polen. Mr. Davidowitz joined Polen in 2005.
T. Rowe Price Associates, Inc.  (“T. Rowe Price”), 1307 Point Street, Baltimore, MD 21231 is the Sub-Adviser to a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. T. Rowe Price was founded in 1937 and, as of December 31, 2025, T. Rowe Price and its affiliates had approximately $__ trillion in assets under management.
Taymour R. Tamaddon, CFA®,  a vice president of T. Rowe Price Group, Inc., is a member of the team responsible for the security selection, research and trading for a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. He is a Co-Chair of the Investment Advisory Committee for the US Large-Cap Growth Equity Strategy. Mr. Tamaddon joined T. Rowe Price in 2004 and has served as an equity research analyst and as a portfolio manager since 2013.
Jon Michael Friar,  a Co-Portfolio Manager of T. Rowe Price, is a member of the team responsible for the security selection, research and trading for a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. He is a Co-Chair of the Investment Advisory Committee for the US Large-Cap Growth Equity Strategy. Mr. Friar joined T. Rowe Price in 2011.
Wellington Management Company LLP  (“Wellington”), 280 Congress Street, Boston, MA 02210, serves as Sub-Adviser to EQ/Wellington Energy Portfolio and to a portion of the Active Allocated Portion of the Multimanager Technology Portfolio. Wellington is a Delaware limited liability partnership and professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington had investment management authority with respect to approximately $__ trillion in assets.
G. Thomas Levering,  Senior Managing Director, Partner and Global Industry Analyst, is responsible for the investment decisions for EQ/Wellington Energy Portfolio. Mr. Levering joined Wellington as an investment professional in 2000.
Brian Barbetta, Bruce L. Glazer, Tom DeLong and Jeremy Hartman  are jointly and primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Technology Portfolio.
Brian Barbetta  is a Senior Managing Director, Partner and a Global Industry Analyst on the Technology Team at Wellington. His coverage includes software companies across all market caps. Mr. Barbetta joined Wellington in 2012.
Bruce L. Glazer,  Senior Managing Director, Partner and Global Industry Analyst, has been involved in portfolio management and securities analysis for the Portfolio since 2003. His coverage includes Fintech and IT Services. Mr. Glazer joined Wellington as an investment professional in 1997.
Tom DeLong,  Managing Director and Global Industry Analyst, has been involved in portfolio management and securities analysis for the Portfolio since 2023. His coverage includes internet companies across all market caps. Prior to joining Wellington in 2023, Mr. DeLong worked as an analyst at Janus Henderson Investors from 2007 to 2023.
Jeremy Hartman,  Senior Managing Director, Partner and Global Industry Analyst, is a member of the Technology Team. His coverage includes semiconductor and semiconductor capital equipment and technology hardware sectors. Mr. Hartman joined Wellington in 2010.
Westfield Capital Management Company, L.P.  (“Westfield”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Westfield is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Westfield is employee owned. As of December 31, 2025, Westfield had approximately $24.4 billion in assets under management.
Investment decisions for the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio allocated to Westfield are made by consensus of the Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee
Management of the Trust 157

collectively acts as portfolio manager, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for its allocated portion of the Portfolio.
William A. Muggia  is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. In addition to his executive duties, Mr. Muggia chairs the Investment Committee, serves as Market Strategist, and contributes investment ideas primarily within the Health Care and Energy sectors.
Richard D. Lee, CFA®,  is a Managing Partner and Chief Investment Officer. He joined Westfield in 2004, and has been a member of Westfield’s Investment Committee since then. He covers Hardware, Semiconductors and IT Services.
Conflicts of Interest
The Adviser currently serves as the investment adviser for the Trust, which is an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. In addition to currently serving as the administrator for the Trust, the Administrator currently serves as the investment adviser and the administrator for the 1290 Funds, another investment company that is registered under the 1940 Act. The Adviser and its affiliates (including Equitable Financial, Equitable Distributors, LLC, Equitable Holdings, AllianceBernstein L.P., and the Administrator) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.
The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Portfolios’ investment activities and affect their performance.
Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, distribution and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.
Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Portfolios.
158 Management of the Trust

Certain Conflicts Related to the Use of Sub-Advisers
The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolios, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub-Advisers as well as sub-advisory or other fee negotiations.
The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s and/or its Affiliates’ revenues and/or profits.
The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees could create an incentive for the Adviser to select Sub-Advisers where the selection would serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or could provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination would cause the sub-advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio. The aggregation of assets, or the potential to aggregate assets, also could influence the Adviser’s and/or its Affiliates’ sub-advisory or other fee negotiations.
Furthermore, the range of activities, services, and interests of a Sub-Adviser and its personnel could give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a Portfolio that it sub-advises and the Portfolio’s shareholders. For example, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts could give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements could create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also could limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. Please see the Portfolios’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.
Certain Conflicts Related to the Funds of Funds Structure
The Adviser’s selection of Underlying Funds could have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying Funds, or other financial or personal relationships, could influence the Adviser’s selection of Underlying Funds.
Certain Conflicts Related to the Adviser’s Insurance Company Affiliates
The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio could impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios could be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products,
Management of the Trust 159

and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates could be material.
Although the Adviser’s volatility management techniques, including the use of futures and options to manage equity exposure, are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance.
A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds-of-funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates could be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.
The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) or other business relationships with the Adviser’s insurance company Affiliates. These financial arrangements or other business relationships could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.
Certain Conflicts Related to Sales Incentives and Relationships with Financial Intermediaries
Sales incentives and certain related conflicts arising from the Adviser’s and its Affiliates’ financial and other relationships with financial intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”
160 Management of the Trust

5. Shareholder information
Buying and Selling Shares
All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolios reserve the right to suspend or change the terms of purchasing shares.
The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions also may be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of EIM.
The Trust, on behalf of each Portfolio, believes that it is in the best interests of its long-term investors to discourage frequent purchases, redemptions, exchanges and transfers (referred to collectively as “frequent trading”) of Portfolio shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Portfolios.
Frequent trading of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Frequent trading may adversely affect Portfolio performance and the interests of long-term investors by, among other things, requiring a Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest, and the Portfolio’s portfolio management team may have to allocate a significant amount of assets to cash and other short-term investments or sell investments, rather than maintaining investments selected to achieve the Portfolio’s investment objective. In addition, frequent trading of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of frequent trading.
Portfolios (or Underlying ETFs in which a Portfolio invests) that invest  a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. This short-term arbitrage activity can reduce the return received by long-term investors. The Portfolios will seek to minimize these opportunities by using fair value pricing, as described in “How Shares are Priced” below.
In addition, a Portfolio that invests in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid also may be vulnerable to market timing and short-term trading strategies. Traders using such strategies may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the value of the Portfolio’s shares and the latest indications of market values for those securities. For example, high-yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality securities, which could result in pricing inefficiencies. One of the objectives of the Trust’s fair value pricing procedures, as described in “How Shares are Priced” below, is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the Trust’s valuation procedures will be successful in eliminating it.
The Trust has adopted certain policies and procedures discussed below to discourage what it considers to be frequent trading. For Contractholders who have invested in shares of a Portfolio through an insurance company separate account, frequent trading includes frequent transfers between the Portfolios available through the policy or contract. The Trust and the Portfolios discourage frequent trading of Portfolio shares by Contractholders and will not make special arrangements to accommodate such trading. As a general matter, the Trust and each Portfolio reserve the right to reject any transfer request that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.
Shareholder information 161

If EIM, on behalf of the Trust, determines that a Contractholder’s transfer patterns are disruptive to the Trust’s Portfolios, EIM or an affiliate (including the Administrator) may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. The Administrator is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trust, and thus assists in monitoring the Trust’s compliance with applicable requirements pursuant to the policies and procedures described below. EIM or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, EIM or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.
The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive trading activity. In order to reduce disruptive trading activity, the Trust monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolios. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, EIM or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive trading activity and that if such activity continues, EIM or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive trading activity, EIM or an affiliate currently will restrict the availability of voice, fax and automated transaction services. EIM or an affiliate currently will apply such action for the remaining life of each affected Contract. Because EIM or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive trading activity currently receive letters notifying them of EIM’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future.
The policies and procedures described above also apply to retirement plan participants.
The policies and procedures described above do not apply to funds of funds managed by EIM. The Trust generally does not consider trading activity by any funds of funds managed by EIM or trading activity associated with approved asset allocation programs to be disruptive trading activity.
The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:
•  There is no assurance that the methods described above will prevent frequent trading or other trading that may be deemed disruptive. The Trust’s procedures do not eliminate the possibility that frequent trading will occur or that Portfolio performance will be affected by such activity.
•  The design of such policies and procedures involves inherently subjective judgments, which EIM and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.
•  The limits on the ability to monitor potentially disruptive trading mean that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent trading while others will bear the effect of such trading.
Consistent with seeking to discourage potentially disruptive trading, EIM, or an affiliate thereof, or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive trading and its monitoring procedures and thresholds, as well as change its procedures to restrict such trading. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.
Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.
162 Shareholder information

How Shares are Priced
“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:
Net asset value =	Total market value of securities	+	Cash and other assets	-	Liabilities
Number of outstanding shares
The net asset value of Portfolio shares is determined according to this schedule:
•  A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.
•  The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.
•  Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of a Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.
Generally, portfolio securities are valued as follows:
Equity securities (including securities issued by ETFs) —  valued at the last quoted sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service.
Debt securities —  generally valued on the basis of prices provided by an approved pricing service; however, when the prices of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker.
Convertible bonds and unlisted convertible preferred stocks —  valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
Securities traded on foreign exchanges —  valued at the most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that exchange or market that will materially affect its value. In that case, the security will be valued using fair value methods by the Adviser at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.
Options —  exchange traded options are valued at their last sales price or, if not available, at the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods.
Futures —  valued at their last settlement price or, if there is no settlement price, at the latest available bid price.
Investment company securities —  shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.
Repurchase agreements and reverse repurchase agreements —  valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
Swaps —  centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used.
Pursuant to applicable law, the Board of Trustees of the Trust has designated the Adviser as the Portfolios' valuation designee. As the Portfolios' valuation designee, and subject to the Board’s oversight, the Adviser is responsible for determining in good faith the fair value of Portfolio investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, a Portfolio may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities, and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental
Shareholder information 163

analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time a Portfolio’s net asset value is determined, such as with respect to foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the fair valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair value pricing of a Portfolio’s portfolio securities can help to protect the Portfolio by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Portfolio’s net asset value by such traders.
For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.
Dividends and Distributions
Each Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.
Tax Consequences
Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.
It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because Portfolio shareholders that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them (which differ from those that apply to RICs). If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. Therefore, the Trust’s Adviser and Administrator carefully monitor each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.
Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.
164 Shareholder information

6. Distribution arrangements
The Portfolios are distributed by Equitable Distributors, LLC (the “Distributor”), an affiliate of EIM. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, Class IA and Class IB shares are charged a distribution and/or service (12b-1) fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by the Distributor or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IA and Class IB shares, as applicable, is equal to an annual rate of 0.25% of the average daily net assets of the Portfolio attributable to Class IA and Class IB shares. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time, these fees for Class IA and Class IB shares will increase the cost of your investment and may cost you more than paying other types of charges.
The Distributor also may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or their respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.
Compensation to Financial Intermediaries
In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.
The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.
Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.
Distribution arrangements 165

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.
The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places , and each Sub-Adviser is required to place, each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser or a Sub-Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser or the Sub-Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.
You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.
166 Distribution arrangements

7. Financial highlights
The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable, for the fiscal periods indicated. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares, as applicable, of each Portfolio has been derived from each Portfolio’s financial statements, which have been audited by __________, an independent registered public accounting firm. ________’s report on each Portfolio’s financial statements as of December 31, 2025, and the financial statements themselves, are included in the Trust’s Form N-CSR for the fiscal period ended December 31, 2025.
Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements, which are incorporated by reference into the SAI and available upon request.
Financial highlights 167

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Annual and Semi-Annual Reports  —  Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In a Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.
Form N-CSR  —  Additional information about the Portfolios’ investments is available in Form N-CSR. In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.
Statement of Additional Information (SAI)  —  The SAI includes additional information about the Portfolios, has been filed with the SEC, and is incorporated into this Prospectus by reference, which means that it is legally considered to be part of this Prospectus.
Portfolio Holdings Disclosure  —  A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Trust’s website.
To request a free copy of the Portfolios’ SAI, annual or semi-annual reports to shareholders, or financial statements, request other information about the Portfolios, or make shareholder inquiries, contact your financial professional, or call the Trust, toll-free, at 1-877-222-2144. You can also access and download the Portfolios' SAI, annual and semi-annual reports to shareholders, and other information such as the Portfolios' financial statements (as well as a copy of this Prospectus) at the Trust's website: https://equitable-funds.com, free of charge.
Your financial professional or the Trust will also be happy to answer your questions or to provide any additional information that you may require.
Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s website at:
http://www.sec.gov
Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.
EQ Advisors Trust
(Investment Company Act File No. 811-07953)
© 2026 EQ Advisors Trust

EQ Advisors TrustSM
Class IA, Class IB and Class K Shares
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
1290 VT Convertible Securities Portfolio1
1290 VT DoubleLine Opportunistic Bond Portfolio1
1290 VT Equity Income Portfolio1
1290 VT GAMCO Mergers & Acquisitions Portfolio1
1290 VT GAMCO Small Company Value Portfolio1
1290 VT High Yield Bond Portfolio1
1290 VT Micro Cap Portfolio1
1290 VT Moderate Growth Allocation Portfolio2
1290 VT Multi-Alternative Strategies Portfolio1
1290 VT Natural Resources Portfolio1
1290 VT Real Estate Portfolio1
1290 VT Small Cap Value Portfolio1
1290 VT SmartBeta Equity ESG Portfolio1
1290 VT Socially Responsible Portfolio1
ATM International Managed Volatility Portfolio3
ATM Large Cap Managed Volatility Portfolio3
ATM Mid Cap Managed Volatility Portfolio3
ATM Small Cap Managed Volatility Portfolio3
EQ/400 Managed Volatility Portfolio1
EQ/500 Managed Volatility Portfolio1
EQ/2000 Managed Volatility Portfolio1
EQ/AB Dynamic Aggressive Growth Portfolio2
EQ/AB Dynamic Growth Portfolio2
EQ/AB Dynamic Moderate Growth Portfolio2
EQ/AB Short Duration Government Bond Portfolio
EQ/AB Small Cap Growth Portfolio1
EQ/AB Sustainable U.S. Thematic Portfolio1
EQ/Aggressive Allocation Portfolio1
EQ/Aggressive Growth Strategy Portfolio2
EQ/All Asset Growth Allocation Portfolio1
EQ/American Century Mid Cap Value Portfolio1
EQ/American Century Moderate Growth Allocation Portfolio2
EQ/Balanced Strategy Portfolio2
EQ/Capital Group Research Portfolio1
EQ/ClearBridge Large Cap Growth ESG Portfolio1
EQ/ClearBridge Select Equity Managed Volatility Portfolio1
EQ/Common Stock Index Portfolio
EQ/Conservative Allocation Portfolio1
EQ/Conservative-Plus Allocation Portfolio1
EQ/Conservative Growth Strategy Portfolio2
EQ/Conservative Strategy Portfolio2
EQ/Core Bond Index Portfolio1
EQ/Core Plus Bond Portfolio
EQ/Emerging Markets Equity PLUS Portfolio1
EQ/Equity 500 Index Portfolio
EQ/Fidelity Institutional AM® Large Cap Portfolio1
EQ/Franklin Rising Dividends Portfolio1
EQ/Franklin Small Cap Value Managed Volatility Portfolio1
EQ/Global Equity Managed Volatility Portfolio1
EQ/Goldman Sachs Growth Allocation Portfolio2
EQ/Goldman Sachs Mid Cap Value Portfolio1
EQ/Goldman Sachs Moderate Growth Allocation Portfolio2
EQ/Growth Strategy Portfolio2
EQ/Intermediate Corporate Bond Portfolio1
EQ/Intermediate Government Bond Portfolio
EQ/International Core Managed Volatility Portfolio1
EQ/International Equity Index Portfolio
EQ/International Managed Volatility Portfolio1
EQ/International Value Managed Volatility Portfolio1
EQ/Invesco Comstock Portfolio1
EQ/Invesco Global Real Assets Portfolio1
EQ/Invesco Global Portfolio1
EQ/Invesco Moderate Allocation Portfolio2
EQ/Invesco Moderate Growth Allocation Portfolio2
EQ/Janus Enterprise Portfolio1
EQ/JPMorgan Growth Allocation Portfolio2
EQ/JPMorgan Growth Stock Portfolio1
EQ/JPMorgan Hedged Equity and Premium Income Portfolio2,*
EQ/JPMorgan Value Opportunities Portfolio1
EQ/Large Cap Core Managed Volatility Portfolio1
EQ/Large Cap Growth Index Portfolio1
EQ/Large Cap Growth Managed Volatility Portfolio1
EQ/Large Cap Value Index Portfolio1
EQ/Large Cap Value Managed Volatility Portfolio1
EQ/Lazard Emerging Markets Equity Portfolio1
EQ/Long-Term Bond Portfolio1
EQ/Loomis Sayles Growth Portfolio1
EQ/MFS International Growth Portfolio1
EQ/MFS International Intrinsic Value Portfolio1
EQ/MFS Mid Cap Focused Growth Portfolio1
EQ/MFS Technology Portfolio1
EQ/MFS Utilities Series Portfolio1
EQ/Mid Cap Index Portfolio1
EQ/Mid Cap Value Managed Volatility Portfolio1
EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio1
EQ/Moderate Growth Strategy Portfolio2
EQ/Money Market Portfolio
EQ/Morgan Stanley Small Cap Growth Portfolio1
EQ/PIMCO Global Real Return Portfolio1
EQ/PIMCO Real Return Portfolio1
EQ/PIMCO Total Return ESG Portfolio1
EQ/PIMCO Ultra Short Bond Portfolio1
EQ/Quality Bond PLUS Portfolio
EQ/Small Company Index Portfolio1
EQ/T. Rowe Price Health Sciences Portfolio1
EQ/Ultra Conservative Strategy Portfolio2
EQ/Value Equity Portfolio1
EQ/Wellington Energy Portfolio1
Equitable Conservative Growth MF/ETF Portfolio1
Equitable Growth MF/ETF Portfolio1
Equitable Moderate Growth MF/ETF Portfolio1
Multimanager Aggressive Equity Portfolio
Multimanager Core Bond Portfolio1
Multimanager Technology Portfolio1
Target 2015 Allocation Portfolio1
Target 2025 Allocation Portfolio1
Target 2035 Allocation Portfolio1
Target 2045 Allocation Portfolio1
Target 2055 Allocation Portfolio1

1
The Trust offers only Class IB and Class K shares of this Portfolio.
2
The Trust offers only Class IB shares of this Portfolio.
3
The Trust offers only Class K shares of this Portfolio.
*
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses for EQ Advisors Trust (the “Trust”) dated May 1, 2026, as they may be supplemented from time to time (each a “Prospectus” and together the “Prospectuses”), which may be obtained without charge by calling Equitable Financial Life Insurance Company toll-free at 1-877-222-2144 or writing to EQ Advisors Trust (the “Trust”) at 1345 Avenue of the Americas, New York, New York 10105. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.
The Trust’s audited financial statements for the year ended December 31, 2025, including the financial highlights, appearing in the Trust’s Annual Financial Statements and Additional Information on Form N-CSR (available without charge, upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission on _______, 2026 (File No. 811-07953), are incorporated by reference and made a part of this document.

Description of the Trust
EQ Advisors Trust (“Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996, under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)
Equitable Investment Management Group, LLC (the “Adviser” or “EIM”) serves as the investment adviser for the Trust. EIM is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).
This SAI contains information with respect to shares of the one hundred ten (110) portfolios of the Trust listed below (each a “Portfolio” and together the “Portfolios”). Currently, ten (10) of the Portfolios are authorized to issue Class IA, Class IB and Class K shares, seventy-eight (78) of the Portfolios offer only Class IB and Class K shares, eighteen (18) of the Portfolios offer only Class IB shares, and four (4) of the Portfolios offer only Class K shares.
Each of the Portfolios is diversified except for the 1290 VT Natural Resources Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Wellington Energy Portfolio, Multimanager Aggressive Equity Portfolio, and Multimanager Technology Portfolio, each of which is non-diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios or classes.
The assets of the Trust received for the issue or sale of shares of each of its Portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio of the Trust are charged with the liabilities and expenses attributable to such Portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its Portfolios or classes.
1290 VT Convertible Securities Portfolio
1290 VT DoubleLine Opportunistic Bond Portfolio
1290 VT Equity Income Portfolio
1290 VT GAMCO Mergers & Acquisitions Portfolio
1290 VT GAMCO Small Company Value Portfolio
1290 VT High Yield Bond Portfolio
1290 VT Micro Cap Portfolio
1290 VT Moderate Growth Allocation Portfolio
1290 VT Multi-Alternative Strategies Portfolio
1290 VT Natural Resources Portfolio
1290 VT Real Estate Portfolio
1290 VT Small Cap Value Portfolio
1290 VT SmartBeta Equity ESG Portfolio
1290 VT Socially Responsible Portfolio
EQ/AB Dynamic Aggressive Growth Portfolio
EQ/AB Dynamic Growth Portfolio
EQ/AB Dynamic Moderate Growth Portfolio
EQ/AB Short Duration Government Bond Portfolio
EQ/AB Small Cap Growth Portfolio
EQ/AB Sustainable U.S. Thematic Portfolio
EQ/All Asset Growth Allocation Portfolio
EQ/American Century Mid Cap Value Portfolio
EQ/American Century Moderate Growth Allocation Portfolio
EQ/Capital Group Research Portfolio
4

EQ/ClearBridge Large Cap Growth ESG Portfolio
EQ/ClearBridge Select Equity Managed Volatility Portfolio
EQ/Common Stock Index Portfolio
EQ/Core Bond Index Portfolio
EQ/Core Plus Bond Portfolio
EQ/Equity 500 Index Portfolio
EQ/Fidelity Institutional AM® Large Cap Portfolio
EQ/Franklin Rising Dividends Portfolio
EQ/Franklin Small Cap Value Managed Volatility Portfolio
EQ/Global Equity Managed Volatility Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio
EQ/Goldman Sachs Mid Cap Value Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
EQ/Intermediate Corporate Bond Portfolio
EQ/Intermediate Government Bond Portfolio
EQ/International Equity Index Portfolio
EQ/Invesco Comstock Portfolio
EQ/Invesco Global Portfolio
EQ/Invesco Global Real Assets Portfolio
EQ/Invesco Moderate Allocation Portfolio
EQ/Invesco Moderate Growth Allocation Portfolio
EQ/Janus Enterprise Portfolio
EQ/JPMorgan Growth Allocation Portfolio
EQ/JPMorgan Growth Stock Portfolio
EQ/JPMorgan Hedged Equity and Premium Income Portfolio
EQ/JPMorgan Value Opportunities Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Large Cap Value Index Portfolio
EQ/Lazard Emerging Markets Equity Portfolio
EQ/Long-Term Bond Portfolio
EQ/Loomis Sayles Growth Portfolio
EQ/MFS International Growth Portfolio
EQ/MFS International Intrinsic Value Portfolio
EQ/MFS Mid Cap Focused Growth Portfolio
EQ/MFS Technology Portfolio
EQ/MFS Utilities Series Portfolio
EQ/Mid Cap Index Portfolio
EQ/Money Market Portfolio
EQ/Morgan Stanley Small Cap Growth Portfolio
EQ/PIMCO Global Real Return Portfolio
EQ/PIMCO Real Return Portfolio
EQ/PIMCO Total Return ESG Portfolio
EQ/PIMCO Ultra Short Bond Portfolio
EQ/Small Company Index Portfolio
EQ/T. Rowe Price Health Sciences Portfolio
EQ/Value Equity Portfolio
EQ/Wellington Energy Portfolio
Equitable Conservative Growth MF/ETF Portfolio
Equitable Growth MF/ETF Portfolio
Equitable Moderate Growth MF/ETF Portfolio
EQ/Emerging Markets Equity PLUS Portfolio
EQ/International Core Managed Volatility Portfolio
5

EQ/International Value Managed Volatility Portfolio
EQ/Large Cap Core Managed Volatility Portfolio
EQ/Large Cap Growth Managed Volatility Portfolio
EQ/Large Cap Value Managed Volatility Portfolio
EQ/Mid Cap Value Managed Volatility Portfolio
EQ/Quality Bond PLUS Portfolio
(collectively, referred to in this SAI as “Hybrid Portfolios”)
EQ/Conservative Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio
EQ/Aggressive Allocation Portfolio
(collectively, referred to in this SAI as “Allocation Portfolios”)
EQ/Aggressive Growth Strategy Portfolio
EQ/Balanced Strategy Portfolio
EQ/Conservative Growth Strategy Portfolio
EQ/Conservative Strategy Portfolio
EQ/Growth Strategy Portfolio
EQ/Moderate Growth Strategy Portfolio
EQ/Ultra Conservative Strategy Portfolio
(collectively, referred to in this SAI as “Strategic Allocation Portfolios”)
Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio
Target 2055 Allocation Portfolio
(collectively, referred to in this SAI as “Target Allocation Portfolios”)
ATM International Managed Volatility Portfolio
ATM Large Cap Managed Volatility Portfolio
ATM Mid Cap Managed Volatility Portfolio
ATM Small Cap Managed Volatility Portfolio
EQ/400 Managed Volatility Portfolio
EQ/500 Managed Volatility Portfolio
EQ/2000 Managed Volatility Portfolio
EQ/International Managed Volatility Portfolio
(collectively, referred to in this SAI as “EQ Managed Volatility Portfolios”)
Multimanager Aggressive Equity Portfolio
Multimanager Core Bond Portfolio
Multimanager Technology Portfolio
Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IA and Class IB shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests
6

of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the Trust’s multiple-class plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor, as defined later in this SAI, for the Class IA and Class IB shares pursuant to the Rule 12b-1 Distribution Plans.
The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) issued or to be issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans (“Retirement Plans”), and other series of the Trust. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude a separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder (described in the section of this SAI entitled “Taxation”). Class K shares of the Portfolios are sold only to other portfolios of the Trust and certain group annuity and Retirement Plans.
The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable 401(k) Plan (the “Equitable Plan”) or other Retirement Plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or the Equitable Plan or other Retirement Plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other Retirement Plan might withdraw its investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other Retirement Plans and will take whatever remedial action may be necessary.
Each Portfolio (except for the 1290 VT Natural Resources Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Wellington Energy Portfolio, Multimanager Aggressive Equity Portfolio, and Multimanager Technology Portfolio) is classified as a “diversified” portfolio under the 1940 Act. Currently under the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the portfolio’s total assets would be invested in the securities of any one issuer or the portfolio would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a portfolio may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the portfolio.
The EQ/Equity 500 Index Portfolio, EQ/Large Cap Growth Index Portfolio and 1290 VT Socially Responsible Portfolio each intends to be diversified in approximately the same proportion as the index that the Portfolio is designed to track is diversified. Each Portfolio may become “non-diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track. Each Portfolio will continue to track its benchmark index even if it becomes non-diversified as a result, and the Portfolio will not seek shareholder approval to change its classification from diversified to non-diversified under such circumstances.
7

The diversification requirement is applied at the time a Portfolio invests its assets in an issuer. If, subsequent to an investment by a Portfolio, the value of the Portfolio’s position in the issuer increases above the 5% or 10% thresholds described above, the Portfolio may continue to hold the investment and this generally will not result in a violation of the diversification policy. However, appreciation in the value of the position above these thresholds could negatively affect the Portfolio’s flexibility in making additional investments in securities of the applicable issuer. In addition, appreciation in the value of the position could cause the Portfolio to be subject to additional risks. For example, the Portfolio’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence. In addition, to the extent that this results in the Portfolio investing more heavily in one sector, industry, or sub-sector of the market, the Portfolio’s performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market.
Money market funds (including the EQ/Money Market Portfolio) are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex, but generally, immediately after the acquisition of any security, a money market fund other than a single state fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets). The requirements outlined above are subject to a number of qualifications and exceptions.
8

Trust Investment Policies
Fundamental Restrictions
Each Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.
Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.
Each Portfolio will not:
(1)
issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(2)
borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(3)
engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(4)
concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief; except that
a.
the 1290 VT Natural Resources Portfolio will concentrate its investments in the natural resources group of industries.
b.
the 1290 VT Real Estate Portfolio will concentrate its investments in the real estate group of industries.
c.
the EQ/Invesco Global Real Assets Portfolio will concentrate its investments in the securities of domestic and foreign real estate and real estate-related companies.
d.
the EQ/MFS Technology Portfolio will concentrate its investments in the securities of issuers in the industries in the technology sector as defined in the Portfolio’s prospectus.
e.
the EQ/MFS Utilities Series Portfolio will concentrate its investments in the utilities industry as defined in the Portfolio’s prospectus.
f.
the EQ/T. Rowe Price Health Sciences Portfolio will concentrate its investments in the health sciences industry as defined in the Portfolio’s prospectus.
g.
the EQ/Wellington Energy Portfolio will concentrate its investments in the energy industry.
h.
the Multimanager Technology Portfolio will concentrate its investments in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).
(5)
purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.
(6)
purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and
9

any applicable exemptive relief.
(7)
make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
Notations Regarding the Portfolios’ Fundamental Restrictions
Each Portfolio’s fundamental restrictions are written and will be interpreted broadly. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Portfolio’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Portfolio’s fundamental restrictions could change in the future.
The following notations are not considered to be part of a Portfolio’s fundamental restrictions and are subject to change without shareholder approval.
Senior Securities and Borrowing   (notations regarding the fundamental restrictions set forth in (1) and (2) above)
“Senior securities” generally are obligations that have a priority over a portfolio’s shares with respect to the distribution of portfolio assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a portfolio is permitted to borrow money in an amount not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of portfolio transactions and share redemptions. Any Portfolio borrowings that come to exceed these amounts will be reduced in accordance with applicable law.
Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) governs the use of derivatives by registered investment companies. Rule 18f-4 permits a portfolio, provided that the conditions imposed by the rule are met, to engage in derivatives  transactions and certain other transactions that might otherwise create potential future payment obligations. The conditions include complying with a limit on the amount of leverage-related risk that a portfolio may obtain based on value-at-risk limitations (“VaR”) and, for portfolios whose derivatives exposure exceeds 10% of its net assets, adopting a derivatives risk management program. For more information about these practices, see the “Derivatives” section.
Underwriting  (notations regarding the fundamental restriction set forth in (3) above)
A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Portfolios to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Portfolios from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Portfolio may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.
Concentration   (notations with respect to the fundamental restriction set forth in (4) above)
While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolios’ shareholder reports. For Portfolios that disclose their holdings by, for example, security type or country, these Portfolios will classify their holdings for purposes of their respective concentration policies by industry. Industry categories are generally determined by reference to relevant third-party categorization systems, and companies are generally classified at the “industry” level; however, companies may be classified at the sub-industry level based on further analysis by the
10

Adviser or Sub-adviser. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Portfolio may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Portfolio may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction. For purposes of the EQ/Money Market Portfolio’s concentration limitation, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, the Portfolio looks through to the U.S. Government securities.
Commodities   (notations with respect to the fundamental restriction set forth in (6) above)
The 1940 Act generally does not prohibit a portfolio from investing in commodities or commodity-related instruments. A portfolio is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Portfolio may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. A Portfolio will not qualify as a “regulated investment company” under Section 851(a) of the Code (a “RIC”) in any taxable year, however, for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.
Loans   (notations with respect to the fundamental restriction set forth in (7) above)
The fundamental restriction allows each Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Portfolio to temporarily lend cash to another Portfolio, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Portfolios have not applied for interfund lending relief, they may do so in the future.
Non-Fundamental Restrictions
The following investment restrictions generally apply to each Portfolio (unless otherwise indicated) but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.
A Portfolio will not purchase any investment if, as a result, more than 15% of its net assets (5% for the EQ/Money Market Portfolio) would be invested in “illiquid investments” as such term is defined by Rule 22e-4 under the 1940 Act. If, through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% of its net assets (5% for the EQ/Money Market Portfolio) were invested in illiquid investments, the Portfolio, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.
Each Portfolio, except the 1290 VT DoubleLine Opportunistic Bond Portfolio and Multimanager Core Bond Portfolio, will not invest more than 15% of its net assets in collateralized debt obligations or non-agency collateralized mortgage obligations. Each of the 1290 VT DoubleLine Opportunistic Bond Portfolio and Multimanager Core Bond Portfolio may invest in such instruments as a principal strategy, including in an amount greater than 15% of its net assets.
11

If shares of a Portfolio are purchased by another portfolio in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such portfolio, the Portfolio will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
A Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.
In addition, the following non-fundamental restriction applies to the EQ/Money Market Portfolio: The EQ/Money Market Portfolio will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities; (ii) repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and (iii) cash.
The 1290 VT Convertible Securities Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity ESG Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/AB Sustainable U.S. Thematic Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Core Plus Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Equity 500 Index Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Invesco Comstock Portfolio, EQ/Invesco Global Real Assets Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/Long-Term Bond Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Value Equity Portfolio, EQ/Wellington Energy Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, and Multimanager Technology Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Portfolios’ Prospectuses. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio to the extent required by SEC rules.
Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Portfolios’ Prospectuses). Pursuant to the discretion of EIM and a Portfolio’s sub-adviser(s), if any (“Sub-Adviser(s)”), these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the Trust alone. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
Investment Strategies and Risks
In addition to a Portfolio’s principal investment strategies and principal risks discussed in its Prospectus, a Portfolio may engage in other types of investment strategies and may be subject to additional risks as further described below. Because the following
12

is a combined description of investment strategies and risks for all the Portfolios, certain strategies or risks described below may not apply to particular Portfolios. A Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law, by the Portfolio’s own investment policies and restrictions listed in the Prospectus, or under the “Fundamental Restrictions” in this SAI. However, a Portfolio is not required to engage in any particular transaction or purchase any particular type of security or investment even if to do so might benefit the Portfolio. Unless otherwise stated herein, all investment policies of a Portfolio may be changed by the Board without shareholder approval or notice. In addition, a Portfolio may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders. A Portfolio that operates under a “fund of funds” structure, as described below, may have exposure to these investment strategies, instruments or practices, and their associated risks, either directly or indirectly through an underlying investment. Please refer to each Portfolio’s prospectus and investment restrictions for the policies and strategies pertinent to a particular Portfolio.
Each Allocation Portfolio, Strategic Allocation Portfolio and Target Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in securities of other investment companies (“Underlying Funds”) managed by the Adviser. The EQ/All Asset Growth Allocation Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, and Equitable Moderate Growth MF/ETF Portfolio each operate under a “fund of funds” structure under which each Portfolio invests substantially all of its assets in Underlying Funds and exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”). Each of 1290 VT Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in Underlying ETFs. The EQ/JPMorgan Hedged Equity and Premium Income Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in Underlying Funds and Underlying ETFs managed by J.P. Morgan Investment Management Inc. Each of these Portfolios may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law. In addition to bearing directly the fees and expenses associated with a Portfolio, an investor in one of these Portfolios will bear indirectly the fees and expenses of the Underlying Funds and/or Underlying ETFs in which the Portfolio invests. In addition, the performance of each of these Portfolios is directly related to the ability of the Underlying Funds and/or Underlying ETFs to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying Funds and/or Underlying ETFs. Accordingly, the investment performance of each of these Portfolios will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying Funds and/or Underlying ETFs in direct proportion to the amount of assets the Portfolio allocates to the Underlying Funds and/or Underlying ETFs utilizing such strategies. A summary of the investment objectives, strategies and risks of certain of the Underlying Funds and/or Underlying ETFs in which these Portfolios may invest is included in the relevant Prospectuses for the Trust dated May 1, 2026. A description of typical investment strategies or instruments that may apply to the Underlying Funds and/or Underlying ETFs is included in the section below. In this section, the term “a Portfolio” or “Portfolios” may include a Portfolio, an Underlying Fund, an Underlying ETF, or all of the above. The relevant Prospectuses and this SAI for the Trust (1940 Act File No. 811-07953) contain additional information about Underlying Funds that are series of the Trust. For additional information about Underlying Funds that are series of the 1290 Funds, please see the prospectus and statement of additional information of the 1290 Funds (1940 Act File No. 811-22959) dated March 1, 2026, as may be supplemented from time to time. For additional information about the Underlying Funds managed by J.P. Morgan Investment Management Inc. and the Underlying ETFs, please see their respective prospectuses and statements of additional information, which are required to be filed electronically with the SEC and may be obtained from its website (www.sec.gov) and, in many cases, are available from the respective websites associated with the Underlying Funds and Underlying ETFs.
Asset-Backed Securities.   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and
13

the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.
The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Portfolio.
Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Advisers will look for those securities that offer a higher yield to compensate for any variation in average maturity.
Bankruptcy, Workout and Other Restructurings.   In bankruptcy, restructuring, or other workout proceedings, a Portfolio's Adviser or Sub-Adviser may cause the Portfolio to make new investments in a company if it believes it is in the Portfolio’s best interest to do so, including through the acquisition of new or additional debt or equity securities or the acquisition or the making of new or additional loans. Such proceedings may result in a Portfolio providing or supporting new financing or capital to the existing or a restructured company, including in the form of debtor-in-possession loans, exit financings, a committed credit facility, rights offerings, and/or back-stop agreements related to new financings or securities issuances. Participation by a Portfolio in such processes may involve the Portfolio bearing fees and expenses and expose the Portfolio to potential liabilities under the federal bankruptcy laws or other applicable laws. If the Adviser or Sub-Adviser’s assessment of the eventual recovery value of a security proves incorrect or if the actions taken by an Adviser or Sub-Adviser or its designee prove unsuccessful, a Portfolio may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during bankruptcy, restructuring, or other workout proceedings, which may adversely affect the value of the Portfolio’s investment and/or its recovery in the proceedings. A Portfolio could potentially lose more than its
14

original investment to the extent, for example, the Portfolio makes new or additional investments or indemnifies its agents or other third parties for losses they incur in connection with their representation of the Portfolio in a bankruptcy, restructuring, or other workout proceeding.
Bonds.   Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.
Significant securities market disruptions, such as that following the outbreak of the coronavirus disease (COVID-19) pandemic, have led, and may continue to lead, to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which could decrease, and in the past has decreased, liquidity and sharply reduce returns. To the extent that a Portfolio purchases illiquid corporate debt securities or securities which are restricted as to resale, such Portfolio may incur additional risks and costs.
Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by a Portfolio’s management, the Portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world, and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.
Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer.
Collateralized Debt Obligations.   Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.
For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust
15

and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.
As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; but, an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the Portfolios may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a Portfolio could be significantly different from return predicted by financial models; and (vi) the lack of a readily available secondary market for CDOs.
Convertible Securities.   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.
Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
16

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.
Contingent Convertible Securities.   Contingent convertible securities (“CoCos”) have equity and debt characteristics. A CoCo is typically issued by a non-U.S. bank and, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting a Portfolio to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that a Portfolio may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative, and the prices of CoCos may be volatile. There is no guarantee that a Portfolio will receive return of principal on CoCos.
Credit and Liquidity Enhancements.   A Portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a Portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Portfolio to use them when the Portfolio wishes to do so.
Cybersecurity and Operational Risks.   A Portfolio is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems) resulting from cyber attacks. Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, the use of or integration of artificial intelligence technologies, changes in personnel, and errors caused by a Portfolio’s Adviser, Sub-Adviser(s), third-party service providers or counterparties. A Portfolio attempts to mitigate such risks; however, it is not possible to identify all of the risks that may affect a Portfolio.
In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be
17

carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a Portfolio’s Adviser, Sub-Adviser(s) and other service providers (including, but not limited to, Portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which a Portfolio invests, have the ability to cause significant disruptions and impact business operations, potentially resulting in financial losses, interference with a Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Portfolio has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, a Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio and issuers in which the Portfolio invests. In certain situations, a Portfolio, the Adviser, a Sub-Adviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Portfolio from fully implementing its cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. A Portfolio and its shareholders could be negatively impacted as a result.
Artificial intelligence technologies have enhanced the ability of threat actors to amplify the potency, scale, and speed of deliberate cybersecurity attacks. The use of artificial intelligence technologies by any of a Portfolio’s service providers or the issuers in which a Portfolio invests requires the collection and processing of substantial amounts of data, which can include proprietary information that may be a high potential target for cybersecurity attacks. The use of artificial intelligence technologies also relies on a number of different service providers, which increases operational and cybersecurity risks. Regulatory frameworks governing the use of artificial intelligence technologies, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how the technologies are used, which could negatively impact a Portfolio.
Depositary Receipts.   Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are U.S. dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market, and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Investments in Depositary Receipts involve many of the same risks associated with direct investments in the foreign securities. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. Depositary Receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.
Derivatives.   In general terms, a “derivative” instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g. stocks, bonds, commodities, currencies,
18

interest rates and market indexes). If a portfolio manager is incorrect in his or her judgment of market values, interest rates or other economic factors in using a derivative instrument or strategy, a Portfolio may have lower net income and a net loss on the investment. Losses on certain derivative instruments are potentially unlimited. There can be no assurance that using any derivative instrument or derivative strategy will succeed, and a Portfolio might not use any derivative instruments or derivative strategies.
For purposes of its investment policies and restrictions, a Portfolio may value Derivative Instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying its investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors. Derivatives may be difficult to value, difficult for a Portfolio to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset.
Rule 18f-4 permits a Portfolio to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities under Section 18 of the 1940 Act.  Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Portfolio, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any futures contract, forward contract, option (excluding purchased options), swap, security-based swap, any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) any reverse repurchase agreements or similar financing transactions, if a Portfolio elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below). Further information about these instruments and the risks involved in their use is included under the description of each of these instruments in this SAI.
The Derivatives Rule mandates that a Portfolio adopt and/or implement: (i) VaR limitations; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a Portfolio’s derivatives exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a Portfolio is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Under the Derivatives Rule, when a Portfolio trades reverse repurchase agreements or similar financing transactions, it must either (i) aggregate the amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the Portfolio's asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions. Furthermore, under the Derivatives Rule, a Portfolio is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Portfolio reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. In addition, under the Derivatives Rule, a Portfolio may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Portfolio intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Portfolio may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Portfolio treats any such transaction as a Derivatives Transaction for purposes of compliance with the Derivatives Rule.
19

The requirements of the Derivatives Rule are intended to reduce derivatives risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Complying with the Derivatives Rule may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in 2010, initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; rules for derivatives clearing and trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and federal requirements for residential mortgage loans. Many of the implementing regulations mandated by the Dodd-Frank Act have been finalized. However, various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, continue to adopt and implement additional regulations governing derivatives markets.
The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swaps have been and other swaps may be mandated for central clearing under the Dodd-Frank Act. The banking regulators, the SEC, and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. Such rules may require a Portfolio to segregate additional assets in order to meet variation and initial margin requirements when it enters into uncleared swaps. The CFTC adopted regulations so that the minimum transfer amount for margin postings can be measured at the account level rather than the entity level, which may be useful if the Portfolios employ multiple account managers to trade their portfolios.
The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. Regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including derivatives instruments trading agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Portfolio’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Portfolio’s use of derivative instruments.
Pursuant to rules adopted under the Commodity Exchange Act by the CFTC, a Portfolio must either operate within certain guidelines and restrictions with respect to the Portfolio’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). The Adviser serves as a CPO for certain of the Portfolios and claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to others as described in the Prospectuses. To qualify for an exclusion under CFTC Regulation 4.5, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Portfolio’s net asset value (“NAV”) (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Portfolio must satisfy a marketing test, which requires, among other things, that a Portfolio not hold itself out as a vehicle for trading commodity interests.
With respect to those Portfolios for which the Adviser claims an exclusion under CFTC Regulation 4.5, the Adviser intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser’s ability to use derivative instruments as part of these Portfolios’ investment strategies. Although the Adviser expects to be able to execute each of these Portfolio’s investment strategies within the limitations, a Portfolio’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivative instruments, may make the use of derivative instruments by the Portfolios more costly, and may otherwise adversely impact the performance and value of derivative instruments. The Adviser is registered with the SEC as an investment adviser under the Advisers
20

Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns.
Digital Asset Company Investments.   Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies. Companies engaged in the development, enablement and acquisition of digital assets and cryptocurrencies are subject to a number of risks. The technology relating to digital assets, including blockchain, is developing, and the risks associated with digital assets may not fully emerge until the technology is widely used. Cryptocurrencies and blockchain technology are new, and many of their uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies. A lack of expansion in the usage of cryptocurrencies could adversely affect a Portfolio’s investment in a company that seeks a revenue stream related to digital assets, such as companies that trade or mine cryptocurrencies or provide infrastructure or services to cryptocurrency companies.
Currently, there are relatively few companies for which digital assets represent an attributable and significant revenue stream. Therefore, the values of such companies may not be a reflection of their connection to digital assets but may be based on other business operations. Furthermore, companies that are developing applications of digital assets and cryptocurrencies may not in fact do so or may not be able to capitalize on those digital assets. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to a company. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain and/or cryptocurrencies may adversely affect a Portfolio’s investment.
Cryptocurrencies are not backed by any government, corporation, or other identified body. Trading markets for cryptocurrencies are often unregulated and may be more exposed to operational or technical issues as well as the potential for fraud or manipulation than established, regulated exchanges for securities, derivatives and traditional currencies. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware.
Cryptocurrencies have been subject to significant fluctuations in value. The value of a cryptocurrency may fall precipitously (including declining to zero) and unpredictably for a variety of reasons, including, but not limited to: investor perceptions and expectations; regulatory changes; general economic conditions; adoption and use in the retail and commercial marketplace; public opinion regarding the environmental impact of the creation (“minting” or “mining”) of cryptocurrency; confidence in, and the maintenance and development of, its network and open-source software protocols such as blockchain for ensuring the integrity of cryptocurrency transactional data; and general risks tied to the use of information technologies, including cybersecurity risks.
There may be risks posed by the lack of regulation for digital assets, and any future regulatory developments could affect the viability and expansion of the use of digital assets. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.
In addition, because blockchain functionality relies on the Internet, a significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Portfolios. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. A hack or failure of one cryptocurrency may lead to a loss of confidence in, and thus decreased usage and/or value of, other cryptocurrencies.
Environmental, Social and Governance (ESG) Considerations.   Certain of the Portfolios incorporate environmental, social and governance (“ESG”) considerations into their investment practices, as described in the Prospectuses and as further described below. Consideration of ESG factors in the investment process may limit the types and number of investment opportunities available to a Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that
21

do not consider ESG factors or use a different methodology to identify and/or integrate ESG factors. The integration of ESG considerations may affect a Portfolio’s exposure to certain sectors or types of investments and may impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Portfolio temporarily to hold securities that do not comply with the Portfolio’s responsible investment principles. Information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Portfolio’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. There is also a risk that a Portfolio could have indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers that do not meet the relevant ESG criteria used by the Portfolio. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security, as ESG is not a uniformly defined characteristic. As a result, the Portfolio’s ESG criteria may not reflect the values and beliefs of any particular investor. There is no guarantee that the evaluation of ESG considerations will be additive to a Portfolio’s performance. The regulatory landscape for ESG investing in the United States is evolving, and future rules or regulations may require a Portfolio to change its investment process. The following description of ESG considerations of certain Portfolios’ Sub-Advisers supplements the information about their investment practices as described in the relevant Prospectuses.
ClearBridge Investment, LLC (“ClearBridge”) —  As the Sub-Adviser to the Active Allocated Portion of the EQ/ClearBridge Select Equity Managed Volatility Portfolio, ESG considerations are one of a number of factors that ClearBridge examines when considering investments for the fund’s portfolio.
Federated Global Investment Management Corp. (“Federated”) —  As part of the analysis in its security selection process for the EQ/International Core Managed Volatility Portfolio, Federated evaluates, among other factors, whether environmental, social and governance factors could have a positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Portfolio may invest. Federated may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated as an additional input in its primary analysis.
Franklin Advisers, Inc. and Franklin Mutual Advisers, LLC (“Franklin”) —  As the Sub-Adviser to the EQ/Franklin Rising Dividends Portfolio and to the Active Allocated Portion of the EQ/Franklin Small Cap Value Managed Volatility Portfolio, Franklin may consider environmental, social, governance (ESG) and other sustainability issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment.
MFS Investment Management (“MFS”) —  With respect to each Portfolio (or portion of a Portfolio) for which MFS serves as a Sub-Adviser, MFS uses an active bottom-up investment approach to buying and selling investments. Investments are typically selected primarily based on fundamental analysis. Fundamental analysis takes into account an issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices.
Morgan Stanley Investment Management, Inc. (“MSIM”) —  As the Sub-Adviser to the Active Allocated Portion of the EQ/Morgan Stanley Small Cap Growth Portfolio, MSIM actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Sub-Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Sub-Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Sub-Adviser does not treat ESG as a deterministic, reductive screen.
22

Although consideration of ESG factors is incorporated into the investment process, it is only one of many tools the Adviser utilizes to make investment decisions.
The investment process of MSIM, as one of the Sub-Advisers to the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio takes into account information about ESG when making investment decisions. The Sub-Adviser includes ESG issues as a part of the overall fundamental evaluation of a company, focusing on identifying the ESG issues most directly linked to key business drivers and engaging with company management.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) —  As Sub-Adviser to the EQ/T. Rowe Price Health Sciences Portfolio, T. Rowe Price integrates pecuniary ESG factors into its investment research process. T. Rowe Price will focus on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Portfolios it sub-advises.
Equity Securities.   Certain of the Portfolios may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.
While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.
Eurodollar and Yankee Dollar Obligations.   Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include the following: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Event-Linked Bonds.   Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has,
23

occurred. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are generally less liquid than traditional bonds. The lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.
Floaters and Inverse Floaters.   Floaters and inverse floaters are securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, but a Portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”
In addition, a Portfolio may invest in inverse floating rate obligations, which are securities that have coupon rates that vary inversely at a multiple of a designated floating rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.
Foreign Currency.   A Portfolio may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Certain Portfolios may also invest in foreign currency transactions using derivative instruments such as forwards, futures, options (including listed and OTC options), and options on futures, in order to seek to enhance returns or hedge against a change in the value of a currency. Hedging transactions involve costs and may result in losses. Certain of the Portfolios may also write call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).
Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between
24

two parties to buy and sell a specified amount of the currency for a set price on a future date. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. For more information on OTC options, see the section on “Over-the-Counter Options.”
Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. In addition, the price of any foreign currency futures or foreign currency options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a Portfolio’s order is placed and the time it is liquidated, offset or exercised. Whether a foreign currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Adviser or Sub-Adviser to predict future currency exchange rates.
The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.
Options on futures transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.
Participation in foreign currency futures and foreign currency options transactions may involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies to settle obligations. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign currency futures or foreign currency options transaction occurs. For these reasons, when a Portfolio trades foreign currency futures or foreign currency options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Portfolio for foreign currency futures or foreign currency options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.
The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved with such transactions.
Except for the EQ/PIMCO Ultra Short Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Total Return ESG Portfolio, EQ/PIMCO Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, 1290 VT Real Estate Portfolio, and Multimanager Core Bond Portfolio, a Portfolio will not speculate in foreign currency options, futures, or related options. Accordingly, except for the EQ/PIMCO Ultra Short Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Total Return ESG Portfolio, EQ/PIMCO Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, 1290 VT Real Estate Portfolio, and Multimanager Core Bond Portfolio, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see the section on “Swaps.”
25

For information on how Portfolios may use foreign currency forwards, see the section on “Forward Foreign Currency Transactions.” For more information on forwards, futures, and options, see the sections on “Forward Commitments,” “Futures Transactions,” and “Options Transactions.”
Forward Commitments, When-Issued and Delayed Delivery Securities.   Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward-commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Portfolio or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
A Portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Portfolio’s overall exposure, and to enhance the Portfolio’s return. Purchases made in an effort to enhance a Portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).
Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction satisfies the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Forward Foreign Currency Transactions.   A forward foreign currency exchange contract (“FX forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
A Portfolio may enter into FX forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.
26

First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into an FX forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
Second, when a Portfolio’s Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into an FX forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into an FX forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate FX forward contracts for each currency held in a Portfolio.
The precise matching of the FX forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the FX forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers believe that it is important to have the flexibility to enter into such FX forward contracts when they determine that the best interests of the Portfolios will be served.
A Portfolio may enter into FX forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and FX forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another.
At the maturity of an FX forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the FX forward contract (by “rolling” that contract forward) or may initiate a new FX forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in FX forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new FX forward contract to sell the foreign currency.
Should forward prices decline during the period between a Portfolio’s entering into an FX forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Portfolio may engage in a deliverable FX forward contract. The consummation of deliverable FX forward contracts requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because deliverable FX forward contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A deliverable FX forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Portfolio enters into a deliverable FX forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Portfolio may be required to obtain the currency that it must deliver under the deliverable FX forward contract through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. Although FX forward contracts settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions, and all FX forward contracts are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.
27

A Portfolio may engage in non-deliverable FX forward contracts (“NDFs”). NDFs are cash-settled, short-term FX forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to deliverable FX forward contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. See the sections on “Derivatives” and “Foreign Currency.” Although NDFs historically have been traded over-the-counter, currently some NDFs are centrally cleared and are exchange-traded on swap execution facilities and designated contract markets. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see the section on “Swaps” below.
Foreign Securities.   A Portfolio may invest in foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee dollar obligations and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use is contained under the description of each of these instruments in this SAI.
Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Portfolio’s investment securities
28

may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.
The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although a Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.
A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, a Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Adviser believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Adviser believes reflects fair value. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of a Portfolio’s share price) or achieve its investment objective.
Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.
Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
In less liquid and less well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.
The transmission of COVID-19 and efforts to contain its spread resulted in significant volatility and declines in global financial markets, which caused losses for investors. Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of epidemics and pandemics that may arise in the future, could cause a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.
Emerging Market Securities.   Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which a Portfolio can invest do not compare
29

favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries are grappling with severe inflation or recession, high levels of national debt, fluctuations in currency exchange rates and government instability. Investments in countries that have begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Certain emerging market countries may experience the following: (i) less developed securities markets with low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for emerging market securities; (ii) less organized settlement systems for trading securities, resulting in delayed settlements of trades and reduced liquidity for emerging market securities; (iii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (v) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (vi) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.
The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.
The assessment of investment opportunities in certain emerging market securities markets may be more difficult in light of limitations on available information and different accounting, auditing and financial reporting standards. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise
30

engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.
Eastern European and Russian Securities.   Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decades. However, the democratization process is still relatively new in several of the smaller states, and political turmoil and popular uprisings still pose threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. Such risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, unpredictable taxation, corruption, inadequate regulation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital, and especially their continued dependence on the Western European zone for credit and trade, which may have a negative effect on a Portfolio’s investments in the region.
The securities markets of Eastern European countries, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Information and transaction costs, differential taxes, and political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio's ownership rights could be lost. While applicable regulations may impose liability on registrars for certain losses, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.
Additionally, Russia has attempted to assert its influence in the region through economic and even military measures. Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. These events have had and could continue to have significant adverse effects on regional and global economic markets for securities and commodities, including adverse effects on global markets’ performance and liquidity, thereby negatively affecting the value of a Portfolio’s investments beyond any direct exposure to Russian issuers. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, have impacted and may continue to impact Russia’s economy and issuers of securities in which the Portfolios invest. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.
Governments in the United States and many other countries have imposed economic sanctions, which consist of, among other things, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes, banning Russian airlines and ships from using other countries’ airspace and ports, and prohibiting all business dealings with certain Russian individuals, including politicians, and Russian corporate and banking entities. Additionally, the European Union (“EU”) and certain other countries have removed selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. The United States has banned oil and other energy imports from Russia, and the United Kingdom (“U.K.”) phased out oil imports from Russia in January 2023. These and other sanctions, and the imposition or threat of further sanctions, may result in the further decline of the value and liquidity of Russian securities, a further weakening of the ruble, downgrades in Russia’s credit rating or other adverse consequences to the Russian economy.
31

These sanctions have also resulted in asset freezes of Russian securities, commodities, resources, and/or funds invested in prohibited assets, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities and/or assets. As of the date of this SAI, the Portfolios' holdings in Russian securities (if any) are valued at zero, and prospects for recouping any value are remote. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions. As a result, a Portfolio’s performance may be adversely affected.
Even prior to the invasion of Ukraine and consequent imposition of sanctions on Russia, compared to most national stock markets, the Russian securities market suffered from a variety of problems not encountered in more developed markets. The relatively recent formation of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose additional risk, particularly to foreign investors.
The National Settlement Depository (“NSD”) has been a recognized central securities depository of the Russian Federation. In response to Russia's invasion of Ukraine in 2022, the EU, U.K. and United States added the NSD to their lists of sanctioned entities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause an investor in Russian securities to incur losses due to a counterparty’s failure to pay for securities the investor has delivered or an investor’s inability to complete its contractual obligations because of theft or other reasons. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Decreases in the prices of commodities, which have in the past pushed the whole economy into recession, have demonstrated the sensitivity of the Russian economy to such price volatility. In addition to the significant adverse effects stemming from the war in Ukraine discussed above, over the long-term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.
The Russian ruble has been subject to significant devaluation as a result of actions taken in response to the invasion of Ukraine, and there is a risk of significant further devaluation. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.
European Securities.   The EU’s Economic and Monetary Union, which is comprised of EU members that have adopted the euro currency, requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and their trading partners.
The European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. In order to prevent further economic deterioration, certain countries, without prior warning, can institute capital controls. Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Portfolio’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located
32

in other countries and can affect exposures to other EU countries and their financial companies as well. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Portfolio’s investments in the region.
The full impact of the U.K.’s withdrawal from the EU, commonly referred to as “Brexit,” and the nature of the future relationship between the U.K. and the EU remain unclear. The effects of Brexit on the U.K. and EU economies could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the U.K. and the EU. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Until the full economic effects of Brexit become clearer, there remains a risk that Brexit may negatively impact a Portfolio’s investments and cause it to lose money. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as government or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change, and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Portfolio’s investments.
Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, have had and could continue to have a severe adverse effect on both the region and the global economy, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. How long such military action and related events will last cannot be predicted. These events may result in further significant adverse effects on regional and global economic markets for securities and commodities, including adverse effects on global markets’ performance and liquidity, thereby negatively affecting the value of a Portfolio’s investments beyond any direct exposure to Russian issuers.
Latin America
Inflation —  Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Recent persistent inflation and tightening global financial conditions could lead to decelerating economic growth in the region.
Political Instability —  Certain Latin American countries have historically suffered from social, political, and economic instability, and volatility, currency devaluations, government defaults and high unemployment rates. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment
33

is under way. Domestic economies have been deregulated, privatization of state-owned companies is ongoing and foreign trade restrictions have been relaxed.
Nonetheless, there can be no guarantee that such trends will continue or that the desired outcomes of these developments will be successful. In addition, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Portfolio invests and, therefore, the value of Portfolio shares.
Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, the long-term implications of the United States-Mexico-Canada Agreement, the 2020 successor to the North American Free Trade Agreement (i.e., NAFTA), are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of a Portfolio’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and hyperinflation. Further, the impact of the 2026 U.S. military and economic intervention in Venezuela, along with any subsequent intervention in the country, is unclear.
Dependence on Exports and Economic Risk —  Certain Latin American countries depend heavily on exports to the U.S., investments from a small number of countries, and trading relationships with key trading partners including the U.S., Europe, Asia and other Latin American countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports, and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities experienced volatility driven, in part, by a continued slowdown of growth in China and the effects of the COVID-19 pandemic. If growth in China remains slow, or if global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries.
Sovereign Debt —  Latin American economies generally are heavily dependent upon foreign credit and loans, and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition to risk of default, debt repayment may be restructured or rescheduled, which may impair economic activity. Moreover, the debt may be susceptible to high interest rates, which increase the region's debt-servicing costs, and may reach levels that would adversely affect Latin American economies. In addition, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. Low or slowing growth in the global economy may reduce demand for exports from Latin
34

America and limit the availability of foreign credit for some countries in the region. As a result, a Portfolio’s investments in Latin American securities could be harmed if economic recovery in the region is limited.
Pacific Basin Region.   Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.
The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., U.K., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The economies of certain Asian countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Portfolio’s investments.
Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an
35

adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
Chinese Companies.   Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs and could return to the completely centrally planned economy that was in place prior to 1978; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) uncertainty surrounding the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.
Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control in regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” sovereign state and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market and the regional and global economy. Regarding Hong Kong, by treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. As demonstrated by protests in Hong Kong in 2019 and 2020 over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there has been a great deal of political unrest, which may result in economic disruption.
China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
The current political climate has intensified concerns about trade tariffs and volatile trade relations between China and the United States, despite the United States’ signing a partial trade agreement with China in 2020 that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. Following an escalation of U.S. and Chinese rhetoric and tariff-related actions, the countries agreed in late 2025 to a framework deal in an attempt to resolve existing trade conflicts. However, it is
36

unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with existing and future trade deals may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Portfolio.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with operations in China as well as PCAOB-registered auditing firms in China. The Holding Foreign Companies Accountable Act of 2020 (“HFCAA”) requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that the PCAOB determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction (“Commission-Identified Issuers”). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer's shares will be prohibited in U.S. exchange and over-the-counter markets. In August 2022, the PCAOB secured a written agreement with the China Securities Regulatory Commission (“CSRC”) and the Ministry of Finance of the PRC for achieving access by the PCAOB to inspect and investigate firms in mainland China and Hong Kong. The PCAOB has since pursued such inspections and has announced resulting settled disciplinary orders and sanctions. Listing and other regulatory requirements applicable to foreign issuers, including Chinese issuers, are evolving and any future legislation, regulations or rules may require a Portfolio to change its investment process, which could result in substantial investment losses.
The United States has issued executive orders prohibiting U.S. persons from entering into transactions in publicly traded securities, as well as derivatives and securities designed to provide investment exposure to any securities, of issuers designated “Chinese Military-Industrial Complex Companies” by the Department of the Treasury’s Office of Foreign Asset Control. A number of Chinese issuers have been designated under this program, and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive orders have not yet been resolved, and the ultimate application and enforcement of the executive orders may change due to, among other things, changes in the U.S. presidential administration. U.S. investment advisors are permitted to advise non-U.S. funds and non-U.S. persons that purchase and sell such prohibited securities, provided this activity does not indirectly expose U.S. persons to such companies. On August 9, 2023, the United States issued a subsequent executive order intended to restrict investments in certain companies, including certain Chinese companies, operating in specific technology-related industries. The effect of that executive order, and any related regulations or guidance, is not yet known.
Although China adopted a plan in 2019 designed to encourage foreign investment in Chinese financial systems, China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions. There has long been speculation that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.
China A-Shares —  China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Regulations that came into effect on June 6, 2020 superseded certain post-registration rules applicable to QFII and RQFII regimes and removed prior quota restrictions on investment in A-shares. However, there is no guarantee that the quotas will continue to be relaxed.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Portfolio cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Portfolio invests in A-Shares directly, a Portfolio may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
37

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Portfolio, the Chinese government may be less likely to take action that would benefit holders of A-Shares.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of capital, it is uncertain whether and how it will be implemented in practice.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program, though such securities may lose their eligibility at any time. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Portfolios may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Portfolio from investing in A-shares on a timely basis, which could affect a Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
China Variable-Interest Entities —  Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Portfolio, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Portfolio’s returns and net asset value.
38

On December 24, 2021, the CSRC published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, required Chinese companies that pursued listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. On February 17, 2023, the CSRC published new regulations (the “Final Rules”), which took effect on March 31, 2023 and are similar to the Draft Rules. Under the Final Rules, the CSRC is authorized to accept and review applications for overseas offerings and listings to ensure they are consistent with Chinese regulations and policy, and will remain authorized to accept or reject the filings of any overseas offering and listing application after a review process. Because the Final Rules are relatively new, it is uncertain as to how they will be implemented in practice and how they could impact the Portfolios. It is also unclear how the Final Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in “prohibited industries” will be affected, as well as investor appetite for such companies. There is no guarantee that the mainland Chinese government or a mainland Chinese regulator will not interfere with the operation of VIE structures.
China Bond Connect —  A Portfolio may invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Portfolio) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Portfolio to numerous risks, including the risk that a Portfolio may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Portfolio’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects a Portfolio to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Portfolio. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Japan.   Japan may be subject to political, economic, nature disaster, labor, and other risks. In recent years, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. Japan has an aging workforce and has experienced a significant population decline in recent years, which may adversely affect Japan’s economic competitiveness. In addition, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen.
To help sustain Japan’s economic recovery and improve its economic growth, many believe an overhaul of the nation’s financial institutions is necessary. Banks, in particular, may have to reform themselves to become more competitive. While successful financials sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia, internal conflict over the proper way to reform the banking system currently persists.
Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a Portfolio’s holdings in Japanese securities. A natural disaster centered in cities with very high population densities could have a particularly devastating effect on Japan’s financial markets.
Overseas trade is important to Japan’s economy, and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. A significant portion of Japan’s trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and long term.
Futures Transactions.   Futures contracts (a potentially high-risk investment) enable a Portfolio to buy or sell an asset in the future at an agreed upon price. This may include the purchase and sale of foreign currency futures contracts as a hedge against possible variations in foreign exchange rates.
39

A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.
No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the FCM will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will transfer the excess to a Portfolio. These subsequent payments called “variation margin,” to and from the FCM, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Portfolio expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.
A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, as specified in the Prospectuses, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. If a Portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.
The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable
40

positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.
A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.
Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Adviser’s or Sub-Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, a Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.
Interest Rate Futures Contracts.   Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The underlying reference asset for a U.S. Treasury futures contract is a U.S. Treasury security. The underlying reference asset for a Eurodollar futures contract, as of May 1, 2026, is the Secured Overnight Financing Rate (“SOFR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated, and the Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Securities Index Futures Contracts.   A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a Portfolio’s total investment return or to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a Portfolio to avoid
41

potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a Portfolio. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.
By establishing a “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.
A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.
Hybrid Instruments.   Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the
42

hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Portfolio that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Portfolio’s share price and income level.
Various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.
Illiquid Securities or Non-Publicly Traded Securities.   A Portfolio may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities generally are considered illiquid unless the Adviser or Sub-Adviser determines they are liquid. Most such securities held by a Portfolio are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Portfolio may be subject to legal restrictions, which could be costly to the Portfolio.
A Portfolio may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Rule 144A is designed to facilitate trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Portfolio’s illiquidity. A Portfolio may find these investments difficult to value. In addition, a Portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
To the extent that a Portfolio acquires shares of a registered investment company in accordance with Section 12(d)(1)(F) of the 1940 Act, the registered investment company is not obligated to redeem its shares in an amount exceeding 1% of its shares
43

outstanding during any period of less than 30 days. Shares held by a Portfolio in excess of 1% of a registered investment company’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.
Inflation-Indexed Securities.   Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.
In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.
In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Portfolio generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Insured Bank Obligations.   The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Portfolio may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless a Portfolio determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.
Investment Company Securities.   A Portfolio may invest in the securities of other investment companies to the extent permitted by the 1940 Act and the rules thereunder and by any applicable exemptive orders issued by the SEC. Investment company securities include securities of other open-end, management investment companies (commonly called mutual funds), ETFs, closed- end investment companies, and unit investment trusts. Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company (such as a Portfolio) from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company, except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder. The 1940 Act further prohibits an investment company from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Notwithstanding the foregoing restrictions, Rule 12d1-4 under the 1940 Act permits a Portfolio to invest in other investment companies beyond the statutory limits discussed above, subject to certain conditions. Rule 12d1-4 includes conditions related to (i) limits on control and voting; (ii) required evaluations and findings related to investments in other investment companies; (iii) agreements between an acquiring and an acquired investment company; and (iv) limits on complex structures.
44

Each of the EQ/All Asset Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Moderate Growth Allocation Portfolio, Strategic Allocation Portfolios, Allocation Portfolios and Target Allocation Portfolios invest substantially all of their assets in the securities of other investment companies in reliance on rules or exemptions under the 1940 Act that allow the Portfolios to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a Portfolio’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities will be diminished.
ETFs.   ETFs are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange and that hold a portfolio of securities or other financial instruments. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. The 1290 VT Moderate Growth Allocation Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio and EQ/JPMorgan Growth Allocation Portfolio invest substantially all of their assets in ETFs. As discussed above in “Investment Company Securities”, Rule 12d1-4 permits a Portfolio to invest in other investment companies, including ETFs, beyond certain statutory limits in the 1940 Act, subject to certain conditions. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.
Passive Foreign Investment Companies.   Certain Portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such funds. PFICs in which a Portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain federal income tax consequences (see the section of this SAI entitled “Taxation”).
Investment Grade Securities.   Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or Sub-Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser or Sub-Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser or Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a Portfolio.
Non-Investment Grade Securities or “Junk Bonds.”   Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or Sub-Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.
45

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the Portfolio’s investment objective will be more dependent on the Adviser’s or Sub-Adviser’s analysis than would be the case if the Portfolio were investing in higher rated securities.
Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s investment in such securities. If a Portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return.
In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the Adviser or Sub-Adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Adviser. It is the policy of the Adviser and each Sub-Adviser not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.
Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.
Credit Ratings.   Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.
46

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. A Portfolio may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.
In addition to ratings assigned to individual bond issues, the Adviser or the applicable Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.
Loans, Loan Participations, Assignments, and Other Direct Debt Instruments.   Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as corporations and governments. Corporate and sovereign loans typically are structured and negotiated by a group of financial institutions and other investors that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan’s principal. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans and other direct debt instruments may pay fixed rates of interest or may pay floating interest rates that are reset periodically on the basis of a floating base lending rate, a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured. A Portfolio may invest in secured and unsecured loans.
A Portfolio may acquire a loan (1) directly at the time of the loan’s closing, (2) through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (3) through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement.
Participation Interests —  In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. A Portfolio’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
In a participation interest, a Portfolio will usually have a contractual relationship only with the selling institution and not the underlying borrower. A Portfolio normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Portfolio; thus, a Portfolio will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a Portfolio would not likely have any rights against the borrower directly. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In addition, a Portfolio generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
47

In buying a participation interest, a Portfolio might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Portfolio may be subject to delays, expenses and risks that are greater than those that exist when the Portfolio is an original lender or assignee.
Assignments —  When a Portfolio purchases a loan by assignment, the Portfolio typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Portfolio typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Creditworthiness —  A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with loans will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). In evaluating the creditworthiness of borrowers, the Adviser or Sub-Adviser may consider, and may rely in part, on analyses performed by others. Because loan interests may not be rated by independent rating agencies, the decision to invest in a particular loan may depend heavily on the credit analysis of the borrower by the Adviser or Sub-Adviser or the original lending institution. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser or Sub-Adviser will rely on its own credit analysis of the borrower and not solely on a lending institution’s credit analysis of the borrower. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
In buying a participation interest, a Portfolio assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a Portfolio might incur costs and delays in realizing payment and suffer a loss of principal or interest. If a participating lender becomes insolvent, a Portfolio may be treated as a general creditor of that lender. As a general creditor, a Portfolio may not benefit from a right of set off that the lender has against the borrower. A Portfolio acquiring a participation interest will evaluate the creditworthiness of the participating lender or other intermediary participant selling the participation interest.
Agents —  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a Portfolio normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Portfolio might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A Portfolio may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral —  Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which a Portfolio invests can be promptly liquidated or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.
48

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a Portfolio will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a Portfolio will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a Portfolio potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the lending agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a Portfolio will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity —  Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of Portfolio shares, to meet the Portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. To the extent that the Adviser or Sub-Adviser determines that any such investments are illiquid, they will be subject to a Portfolio’s restrictions on investments in illiquid securities.
Prepayment Risk —  The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. The effect of prepayments on a Portfolio’s performance may be mitigated by the receipt of prepayment fees, and the Portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.
Borrower Covenants —  Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. “Covenant lite” loans contain fewer maintenance covenants than traditional loans or no maintenance covenants at all, and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. A Portfolio may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants. As a result, a Portfolio’s exposure to losses on covenant lite loans may be increased, especially during a downturn in the credit cycle.
Available Information —  Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans and certain other forms of direct indebtedness may not be considered “securities” under the federal securities laws, and therefore purchasers of such instruments (such
49

as a Portfolio) may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s or Sub-Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio.
Fees and Expenses —  A Portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, nonuse fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a Portfolio may incur expenses associated with researching and analyzing potential loan investments, including legal fees.
Leveraged Buy-Out Transactions —  Loans purchased by a Portfolio may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Obligations to Make Future Advances —  Certain of the loans and other direct indebtedness acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Master Limited Partnerships.   Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP. Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Mortgage-Backed or Mortgage-Related Securities.   Mortgage-related securities (i.e., mortgage-backed securities) (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by the following: a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private
50

MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government. Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
Fannie Mae and Freddie Mac also securitize reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time they are securitized. For example, in Fannie Mae’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to the length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.
The U.S. Treasury historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entity guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by GSEs or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. In the event of a default on the obligations to noteholders, noteholders have
51

no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities, and a Portfolio investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury agreed to amend the preferred stock purchase agreements for the shares in the Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule. In January 2025, the FHFA and the U.S. Treasury announced an agreement to again amend the preferred stock purchase agreements to help ensure that the eventual release of the GSEs from conservatorship will be orderly and to reflect certain existing practices. Among other things, the agreement restores Treasury’s previous right to consent to a release of the GSEs from conservatorship. In addition, under a separate side letter from FHFA to the U.S. Treasury, FHFA will solicit public input, before releasing a GSE from conservatorship, regarding the potential impacts on the housing market and the GSEs. However, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also were the subject of several class action lawsuits and investigations by federal regulators, which (along with any final resulting financial losses or restatements) may adversely affect the guaranteeing entities. In addition, the future of Fannie Mae and Freddie Mac is in question as Congress may consider reforms of Fannie Mae and Freddie Mac, which could address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Portfolio to lose money.
Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange, and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of
52

the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a Portfolio. This is known as extension risk. If the life of a MBS is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.
MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.
A Portfolio may invest in CMOs and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.
CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.
Stripped MBS are created when a U.S. government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. A Portfolio may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting a Portfolio’s ability to buy or sell those securities at any particular time.
53

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches —  known as support bonds, companion bonds or non-PAC bonds— which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.
A Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property, and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involves many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, and other factors which are beyond the control of a Portfolio or the Adviser or any Sub-Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Municipal Securities.   A Portfolio may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.
The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest,
54

or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Portfolio’s investments in municipal securities.
The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Portfolio’s holdings in municipal securities.
Options Transactions.   A Portfolio may write and purchase put and call options. An option (a potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.
Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. Additionally, these limitations do not apply to the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, the EQ/PIMCO Real Return Portfolio, the EQ/PIMCO Total Return ESG Portfolio, the 1290 VT Real Estate Portfolio, and Multimanager Core Bond Portfolio.
Writing Call Options.   A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.
A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.
Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.
When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase or sale transaction, the Portfolio realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Portfolio realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.
A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular
55

time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.
Writing Put Options.   The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.
A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.
Purchasing Put and Call Options.   A Portfolio may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that a Portfolio intends to purchase pending their ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.
Options on Futures Contracts.   A Portfolio may purchase and write exchange-traded call and put options on futures contracts of the type which the Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.
Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.
Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss
56

suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.
If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.
Securities Index Options.   A Portfolio may write put and call options and purchase call and put options on securities indices for the purpose of increasing the Portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”
Securities index options are subject to exclusive SEC jurisdiction.
A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indices may also be based on an industry or market segment such as the NYSE Arca Oil and Gas Index or the NASDAQ Computer Index.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Portfolio from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a Portfolio’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Portfolio and the determination of the net asset value of the Portfolio’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Portfolio invests; (iv) a Portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Portfolio (due to share purchases or redemptions, for example), potentially resulting in the Portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.
Over-the-Counter Options.   A Portfolio may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and any securities used as “cover” for such options, may be considered illiquid securities. A Portfolio may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that a Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account
57

for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which a Portfolio can repurchase the option at any time. A Portfolio may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Portfolio has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see the section on “Swaps.”
Participatory Notes.   A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Portfolio’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.
Preferred Stocks.   Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.
Precious Metals.   Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.
58

Private Investments in Public Equity (PIPEs).   A Portfolio may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities.
Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of a Portfolio’s investments. Even if the securities acquired in PIPEs become registered, or a Portfolio is able to sell the securities through an exempt transaction, a Portfolio may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities. See “Illiquid Securities or Non-Publicly Traded Securities” for risks related to restricted securities.
Real Estate Industry Investing.   Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio’s investments.
Real Estate Investment Trusts (REITs).   REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a Portfolio that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.
A shareholder in any Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.
59

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”
Recent Market Conditions.   U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Due to concerns regarding high inflation in many sectors of the U.S. and global economies, in 2022 the Fed and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed and certain foreign central banks began to lower interest rates in September 2024, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach (including unexpected interest rate hikes) in the future. It also is difficult to predict the impact that further interest rate changes could have on the markets in which a Portfolio invests, and fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Portfolio’s investments may not keep pace with inflation, and the value of an investment in a Portfolio may be eroded over time by inflation. Changes in government or central bank policies, including changes in federal tax policy or changes in the implementation of specific policy goals, could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money.
The Fed’s or foreign central banks’ actions may result in an economic slowdown in the United States and abroad. There are concerns that monetary policy may provide less support should economic growth slow. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets.
Slowing global economic growth, the prospect of resurgent inflation, the rise in protectionist trade policies (including the imposition or threat of tariffs and other trade barriers and retaliatory countermeasures), and changes to some major international trade agreements could affect the economies of many countries (including the United States) in ways that cannot necessarily be foreseen at the present time. The current political environment has intensified concerns about a global trade war. The United States has developed increasingly strained relations with a number of foreign countries, including major U.S. trading partners. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The United States also has imposed tariffs and other trade barriers on imports of certain categories of goods from China, has restricted exports of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the United States and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of a Portfolio’s investments may go down. In addition, restrictions on immigration could significantly disrupt labor markets and supply chains, creating risks to growth. Moreover, a combination of resurgent inflation and slow or declining growth can be a challenging economic scenario for policymakers to address because traditional monetary and fiscal policies may not be effective in addressing both issues simultaneously.
60

Advancements in technology could adversely impact market movements and liquidity and could affect the overall performance of a Portfolio. For example, the advanced development and increased regulation of artificial intelligence could lead to faster and more efficient markets, but also to higher trading volumes and greater volatility in times of market stress. Because artificial intelligence has the potential to drive significant changes in how businesses and governments provide goods and services, it also could affect economic growth. As artificial intelligence is used more widely, the profitability and growth of a Portfolio’s holdings could be impacted, which could impact the overall performance of a Portfolio.
Recent and potential future bank failures could result in disruption to the broader banking system or markets generally and could decrease investor and consumer confidence in financial institutions, the broader banking system, and the economy as a whole, which may also heighten market volatility and reduce liquidity.
High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the values of markets, sectors and companies in which a Portfolio invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, disagreements over budget, spending and deficit reduction plans, disagreements over government funding, a U.S. government shutdown (or the threat of such a shutdown), disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), and litigation related to these or other events, as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Portfolios’ investments.
Tensions, war, or other open conflicts between nations, such as between Russia and Ukraine, in the Middle East, and in eastern Asia, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities or military actions and the repercussions of such actions are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. The resulting adverse market conditions could be prolonged. These and any related events could significantly impact a Portfolio’s performance and the value of an investment in a Portfolio, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If China were to attempt unification of Taiwan by coercion or force, economies, markets and individual securities may be severely affected both regionally and globally.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Portfolio. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the coronavirus disease (COVID-19) pandemic caused significant volatility and severe losses in global financial markets. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain
61

land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which the Portfolios invest and on the overall performance of a Portfolio.
Repurchase Agreements.   A repurchase agreement is a transaction in which a Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in the Portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period and generally are used as a means of earning a return on cash reserves for periods as short as overnight.
Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of a repurchase agreement, a Portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.
A Portfolio intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Adviser and the Sub-Advisers to present minimal credit risks. A Portfolio generally will not enter into a repurchase agreement maturing in more than seven days. Repurchase agreements that mature in more than seven days are generally considered illiquid.
Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.
Reverse Repurchase Agreements and Sale-Buyback Transactions.   A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks and/or other financial institutions. A Portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements and sale-buyback transactions may be viewed as the borrowing of money by a Portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Portfolio retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a Portfolio’s net asset value.
62

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.
Reverse repurchase agreements and sale-buybacks represent a form of leverage and their use by a Portfolio may increase the Portfolio’s volatility. Reverse repurchase agreements and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In addition, when a Portfolio invests the proceeds it receives in a reverse repurchase agreement or sale-buyback, there is a risk that those investments may decline in value. Reverse repurchase agreements and sale-buybacks also involve the risk that the buyer of the securities sold by a Portfolio might be unable or unwilling to deliver them when that Portfolio seeks to repurchase, which may result in losses to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.
Rule 18f-4 under the 1940 Act permits a Portfolio to enter into reverse repurchase agreements notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Portfolio either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats all such transactions as Derivatives Transactions under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Roll Transactions (Dollar Rolls, Mortgage Dollar Rolls).   A Portfolio may enter into “dollar roll” transactions with brokers, dealers, domestic and foreign banks and/or other financial institutions. In dollar roll transactions, a Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” below.
The use of dollar rolls may be viewed as the borrowing of money by a Portfolio and may increase the Portfolio’s volatility. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Dollar rolls involve risks similar to those of reverse repurchase agreements or sale-buybacks. See the discussion of such risks in “Reverse Repurchase Agreements and Sale-Buyback Transactions.”
A Portfolio may also engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Certain investment restrictions, which normally apply at the time of investment, do not apply to Roll Transactions. A Portfolio will test for compliance at the time of the Portfolio’s initial entry into a position, but percentage limitations and absolute prohibitions may not be applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.
Rule 18f-4 permits a Portfolio to enter into when-issued or forward-settling securities, (dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction satisfies the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement
63

Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
 A Portfolio may enter into mortgage dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s or Sub-Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a Portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the Portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Portfolio’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a Portfolio’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a Portfolio. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a Portfolio’s overall limitations on investments in illiquid securities.
Sectors.   From time to time, based on market or economic conditions, a Portfolio may have significant positions in one or more sectors of the market. To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or subsectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Communication Services Sector —  The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. The communication services sector also includes media, entertainment and select internet-related companies. Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to. Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns. Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.
Consumer Discretionary Sector —  The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.
Consumer Staples Sector —  The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the
64

overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.
Energy Sector —  The energy markets have experienced significant volatility in recent periods, including a historic drop in 2020 in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and energy companies to sustain their historical distribution levels, which in turn, may adversely affect a Portfolio that invests in such companies. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. The Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife, natural disasters or other catastrophes. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. Energy companies also may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity.
Financials Sector —  The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Health Care Sector —  The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.
Industrials Sector —  The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Information Technology Sector —  The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.
65

Materials Sector —  The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Utilities Sector —  The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.
Securities Lending.   Certain Portfolios may lend securities to brokers, dealers, other financial institutions and other eligible persons needing to borrow securities to complete certain transactions. A Portfolio that engages in securities lending remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. However, it does not have the right to vote on securities while they are on loan. A Portfolio has the right to terminate a securities loan at any time, including in order to vote proxies that the Adviser or Sub-Adviser has determined are material to the Portfolio’s interests. If a Portfolio terminates a securities loan, it will forgo any income on the loan after the termination. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. There can be no assurance that securities will be returned following termination in time to permit the Portfolio to vote proxies for the returned securities.
Collateral for securities loans must be maintained in the form of cash or U.S. government or agency securities with a value equal to at least 102% (or 105%, in the case of loans of non-U.S. securities secured by U.S. dollar-denominated collateral) of the current market value of the securities loaned (other than in the case of U.S. Treasury securities, where the value of posted collateral must equal the lesser of 102% of the loaned securities’ current market value or 100% of the loaned securities’ par value). If the collateral consists of cash, a Portfolio will be contractually required to reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment, which could reduce reinvestment earnings on the cash collateral. If the collateral consists of securities, the borrower will be contractually required to pay a Portfolio a loan premium fee. A Portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of a Portfolio derived from lending the Portfolio’s securities. Should the borrower of securities fail financially, a Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Portfolio’s loans are concentrated with a single borrower or a limited number of borrowers. A Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments, such as government money market funds and repurchase agreements.
Subject to the terms of the Trust’s securities lending agreement with the Lending Agent, the Lending Agent is contractually required to indemnify the Portfolios participating in the securities lending program against a borrower’s insolvency or default in performing its obligations under a securities loan. Nevertheless, the Portfolios remain subject to counterparty risk in connection with securities loans, including the risk that the Lending Agent’s indemnity may not be available or the Lending Agent may be unable to perform its obligations under the indemnification arrangement.
See Appendix E for a table setting forth, for the fiscal year ended December 31, 2025, the gross income received by a Portfolio from securities lending activities, the fees and/or other compensation paid by the Portfolio for securities lending activities, and the net income earned by a Portfolio from securities lending activities.
Short Sales.   A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Portfolio. Until the security is replaced, a Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Sub-Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio will incur transaction costs in effecting short sales.
66

A Portfolio may, but is not required to, engage in short sales that are “covered”. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser or Sub-Adviser determines to be liquid in accordance with procedures established by the Portfolio’s Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security.
A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.
A Portfolio must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the rule. For more information about these practices, see the “Derivatives” section.
Short-Term Investments.   Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment generally is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which a Portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. A Portfolio may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions. For cash management purposes, a Portfolio also may invest in money market funds, including money market funds managed by the Adviser. Generally, these investments offer less potential for gains than other types of investments.
Small Company Securities and Micro-Cap Company Securities.   Investing in securities of small companies may involve greater risk than investing in better known, larger companies since securities of smaller companies may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than larger, more established ones, and smaller companies may be dependent for management on one or a few key persons.
Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.
Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require the Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s or Sub-Adviser’s judgment, such disposition is not desirable.
67

Special Purpose Acquisition Companies (“SPACs”).   A Portfolio may invest in stock, rights, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is a company that raises investment capital in the form of a blind pool via an IPO or through private securities offerings for the purpose of acquiring an existing company that is identified subsequent to the SPAC’s IPO. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s initial public offering (IPO) (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, the SPAC may not perform similarly to other equity securities, and this may impact a Portfolio’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses), and any rights or warrants issued by the SPAC expire worthless.
Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case the SPAC's management may have limited experience or knowledge of the market sector, industry or region in which the transaction is contemplated. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Structured Products.   A Portfolio may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes, equity-linked notes, and structured notes, which are potentially high-risk debt securities or derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Portfolio.
Credit-Linked Securities.   Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap
68

is based. If a default occurs, the stream of payments may stop, and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Commodity-Linked Notes.   Commodity-linked notes are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.
Equity-Linked Notes (ELNs).   ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities (e.g., a single stock, a stock index or a basket of stocks (“underlying securities”)) and a related equity derivative. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying securities within the ELN. ELNs can provide a Portfolio with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. Generally, when purchasing an ELN, a Portfolio pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, a Portfolio generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which a Portfolio invested, the Portfolio may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually), varied participation rates (the rate at which a Portfolio participates in the appreciation of the underlying securities), limitations on the appreciation potential of the underlying securities by a maximum payment or call right, and different protection levels on a Portfolio’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. A Portfolio may engage in all types of ELNs, including those that: (1) provide for protection of the Portfolio’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Portfolio to the risk of loss of the Portfolio’s principal investment.
Investing in ELNs may be more costly to a Portfolio than if the Portfolio had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk and, as applicable, foreign securities and currency risk. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. If the ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of an ELN that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying equity security, but typically does not receive voting rights as it would if it directly owned
69

the underlying equity security. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of the ELN will equal the underlying value of the instruments that it seeks to replicate. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing a Portfolio’s turnover rate, transaction costs and tax liability.
Exchange-Traded Notes (ETNs).   ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A Portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Portfolio characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.
Structured Notes.   Structured notes are debt instruments or derivatives, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a Portfolio to sell a structured note could expose the Portfolio to losses and could make structured notes more difficult for the Portfolio to value accurately.
Swaps.   Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and
70

total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.
With respect to swaps, if the underlying reference asset is a broad-based security index (generally, an index of securities having at least 10 component issues), the instrument will generally be classified as a swap, which means that it is fully subject to CFTC jurisdiction. If the underlying reference asset is a narrow-based security index (generally, an index of securities having nine or fewer component issues), the instrument will generally be classified as a “security-based swap,” which is subject to the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.
Swap agreements historically have been individually negotiated, and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). A Portfolio may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Portfolio may only enter into swap transactions where its Adviser or Sub-Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser.
Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet
71

been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.
The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Adviser or Sub-Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including implementing regulations adopted under the Dodd-Frank Act, will adversely affect a Portfolio’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Portfolio’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the SEC, the CFTC and banking regulators that require a Portfolio to post margin on OTC swaps. The CFTC and banking regulators require posting of initial margin if a Portfolio has a “material swaps exposure,” and meets a minimum margin threshold of $50 million. Clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. The SEC requires posting of initial margin once a Portfolio meets a minimum margin threshold of $50 million regardless of “material swaps exposure.” These changes under the Dodd-Frank Act may increase the cost of a Portfolio’s swap investments, which could adversely affect Portfolio investors.
A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).
Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.
Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.
Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.
An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium
72

it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
A Portfolio also may enter into credit default swap agreements or invest in indices of credit default swaps (CDX). The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio).
In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.
CDX indices are benchmark indices made up of credit default swaps that have been issued by North American and emerging market companies. The indices are currently rebalanced every six months. A CDX index is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade, or emerging markets) and provide an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow a Portfolio to obtain the same investment exposure as entering into an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure.  Investment in a CDX index is susceptible to illiquidity risk, counterparty risk, and credit risk, and other risks associated with credit default swap agreements, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.
A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.
73

By entering into a CFD, a Portfolio could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Portfolio would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a Portfolio’s shares, may be reduced.
A Portfolio must comply with Rule 18f-4 under the 1940 Act with respect to its swap and security-based swap transactions, which are considered Derivatives Transactions under the rule. For more information about these practices, see the “Derivatives” section.
Time and Demand Deposits.   Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. A Portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.
Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). Deposits held at U.S. banks are insured up to the insurance limit (currently $250,000 per person per bank) by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government. Any amounts deposited at a bank over $250,000 will not be insured. See “Investment Strategies and Risks - Insured Bank Obligations” above. In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.
U.S. Government Securities.   U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mac); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.
U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U
74

is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time.
U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Both S&P (in August 2011) and Fitch (in August 2023) have downgraded their long-term sovereign credit ratings on the U.S. from “AAA” to “AA+”. Further, on May 16, 2025, Moody’s downgraded its sovereign credit rating for the U.S. from “Aaa” to “Aa1”. Additional downgrades of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.
Variable Rate Notes.   The commercial paper obligations a Portfolio may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. A Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. There are no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.
Warrants.   Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase,
75

and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.
Zero-Coupon Bonds and Payment in-Kind Bonds.   Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Portfolio that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Portfolio Turnover.   The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser or a Sub-Adviser, or when one Sub-Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, within and outside the control of a Portfolio, the Adviser and a Sub-Adviser, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, changes in the Adviser’s or a Sub-Adviser’s investment outlook or changes in the Sub-Adviser managing a Portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by a Portfolio and its shareholders. A Portfolio’s Adviser or Sub-Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or the Sub-Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Portfolio are made by the Adviser or a Sub-Adviser, as applicable, independently.
Portfolio turnover may vary greatly from year to year as well as within a particular year. The following Portfolios experienced significant variation in their portfolio turnover rates over the fiscal years ended December 31, 2024 and December 31, 2025: EQ/Goldman Sachs Moderate Growth Allocation Portfolio and EQ/JPMorgan Hedged Equity and Premium Income Portfolio. With respect to the EQ/Goldman Sachs Moderate Growth Allocation Portfolio, the variation was primarily the result of the implementation of the volatility management strategy in 2025. With respect to the EQ/JPMorgan Hedged Equity and Premium Income Portfolio, the variation was primarily the result of the termination of a sub-adviser and the restructuring of the Portfolio in 2025. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s Prospectus.
Portfolio Holdings Disclosure Policy
The Trust has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern the disclosure of the portfolio holdings of each series of the Trust (each, a “Portfolio” and together, the “Portfolios”). It is the policy of the Trust to protect the confidentiality of material, non-public information about a Portfolio’s portfolio holdings and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements in filings with the SEC, including (i) the Trust’s Annual and Semi-Annual Financial Statements and Additional Information, filed with the SEC on Form N-CSR, which will become available to shareholders within 60 days after the period to which the report relates; (ii) monthly portfolio holdings reports on Form N-PORT, which are filed with the SEC within 60 days after the end of each fiscal quarter (a Portfolio's reports on Form N-PORT for the first and second months of the fiscal quarter are not publicly available, but a Portfolio's report on Form N-PORT for the third month of the fiscal quarter becomes publicly available upon filing); and (iii) for EQ/Money Market Portfolio, monthly schedules of portfolio holdings on Form N-MFP, which are filed with the SEC within five business days after month end. Reports on Forms N-CSR, N-PORT and N-MFP are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semi-annual reports to shareholders are also available without charge on its website at www.equitable-funds.com.
The Trust generally makes publicly available on its website (www.equitable-funds.com) portfolio holdings information for each Portfolio as follows:
76

•
All Portfolios — Each Portfolio will disclose its top portfolio holdings (typically, the Portfolio’s top fifteen (15) holdings) on a quarterly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 15-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 15th day following such quarter-end.
•
Fund-of-Funds Portfolios — Each Portfolio structured as a fund-of-funds will disclose its holdings in exchange-traded funds and/or investment companies (excluding short-term investments) on a daily basis. Copies of such information are also available upon request to the Trust.
•
EQ/Money Market Portfolio — In accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, for a period of not less than six months, beginning no later than the fifth business day of the month, the EQ/Money Market Portfolio will disclose complete portfolio holdings information as of the last business day or subsequent calendar day of the preceding month. A copy of such information is also available upon request to the Trust.
The Trust, through the Adviser, may provide non-public portfolio holdings information to certain third parties prior to the release of such information to the public as described herein. Subject to the limitations described in the Policy, the Trust may provide non-public portfolio holdings information upon request provided that such information is released with a 30-day lag time. In addition, the Adviser currently has ongoing arrangements with the Trust’s Administrator (as defined below), Sub-Administrator and Custodian (JPMorgan Chase Bank, N.A.), a provider of execution management services (Neovest, Inc.), certain third-party data services (Bloomberg PLC), and mutual fund evaluation services (Broadridge Financial Solutions, Inc., Morningstar, Inc. and Refinitiv). Each of these third parties receives portfolio holdings information at month end, with the exception of the Administrator, JPMorgan Chase Bank, N.A., Neovest, Inc. and Bloomberg, which receive such information daily. Third parties receiving non-public portfolio holdings information, either by explicit agreement or by virtue of their respective duties to the Trust, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.
Current non-public portfolio holdings information also may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: Equitable Financial Life Insurance Company; the Adviser; the Sub-Advisers (as defined below); transition managers; the Trust’s independent registered public accounting firm (PricewaterhouseCoopers LLP); counsel to the Portfolios or the non-interested trustees of the Trust (K&L Gates LLP and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; peer analysis services; performance review services (eVestment Alliance); back office services (SunGard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (GTA Babelfish, LLC and FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendors; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking services; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation services (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC, Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401(k) administrator (Fidelity); tax services (PricewaterhouseCoopers LLP, Deloitte); and liquidity risk management services (BlackRock, Inc.). The Sub-Advisers may contract with additional third parties to provide services to the Trust. The entities to which each Portfolio voluntarily provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.
In addition, as part of investment strategies for certain Portfolios that utilize managed volatility strategies (including through investments in other Portfolios) (the “Managed Volatility Portfolios”), the Trust has adopted strategies to seek to manage the volatility of returns for the Managed Volatility Portfolios while limiting the magnitude of potential portfolio losses (the “Volatility Management
77

Strategies”; investments in furtherance of this strategy are referred to as “Volatility Management Investments”). In connection with the Volatility Management Strategies, the Adviser may, at the request of an insurance company that utilizes a Managed Volatility Portfolio as an investment option for its variable annuity or variable life products (the “Insurance Companies”), provide certain analytical non-public information (but not actual portfolio holdings or specific trade information) regarding each Managed Volatility Portfolio’s Volatility Management Investments and other holdings to the Insurance Companies for use in managing their risk under certain guarantees provided under the variable contracts. This information may include information about aggregate long and short exposure and changes in aggregate exposure to types of securities or other instruments, which may be broken down by type of security (e.g., equities, debt, cash, etc.), sector, index (e.g., large-cap, mid-cap, small-cap or foreign securities), country, or other characteristics, and which reflect completed transactions in futures contracts or other derivatives that are part of the Volatility Management Investments. The information may be provided as frequently as reasonably requested by an Insurance Company, including on an intra-day basis, and there need not be any lag between the effective time of the analytical information and the disclosure to an Insurance Company. While information shall not be provided about specific holdings, trades or pending transactions, the Insurance Companies may be able to deduce information about prior trades from the analytical information that is provided. Under procedures approved by the Board, the analytical information shall be provided to the Insurance Companies solely for the limited purpose of helping the Insurance Companies in a hedging program they use for their own accounts to help manage their risks under the guarantees on the variable contracts, and only if each Insurance Company implements procedures that prohibit it and its employees, officers, agents and affiliates who receive such information from disclosing it or using it in any unauthorized fashion, including for personal trading or benefit. The procedures allow the analytical information to be provided under circumstances that are designed to ensure there is no harm to the Managed Volatility Portfolios or other Portfolios, but there is a risk that the Insurance Companies’ hedging programs may adversely affect securities prices and the performance of the Managed Volatility Portfolio or other Portfolios. The release of exposure information described in this paragraph shall be subject to the Trust’s “Portfolio Information Disclosure Procedures” and shall not be governed by the Policy. From time to time, Trust may release similar information to parties other than the Insurance Companies as deemed appropriate, subject to the Policy.
Certain registered investment companies, unregistered products, and other accounts advised by EIM or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to the Portfolios (each, a “Similarly Managed Investment Product”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Portfolio to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Portfolio.
On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or any Vice President, subject to the approval of the Adviser’s and the Administrator’s Legal or Compliance Group (“Legal” or “Compliance”) or the Trust’s Chief Compliance Officer, may disclose additional portfolio holdings information if the disclosure of such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by Legal and Compliance must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure, and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose non-public portfolio holdings information to the media. The receipt of compensation by a Portfolio, the Adviser, a Sub-Adviser or an affiliate as consideration for disclosing a Portfolio’s non-public portfolio holdings information is not deemed a legitimate business purpose.
The Policy also permits certain officers of the Trust, the Adviser and the Administrator, portfolio managers, and other authorized representatives of the Adviser or the Administrator to disclose any views, opinions, judgments, or commentary, or any analytical, accounting related, statistical, performance, or other information, in connection with or relating to a Portfolio or its holdings if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of the Portfolio, and (3) such information does not constitute material nonpublic information. The release of such information must be authorized by Legal or Compliance. Examples of information that may be authorized for release include (1) the allocation of a Portfolio’s holdings among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the portfolio holdings, including duration and credit spreads; (3) the attribution of returns by asset class, sector, industry, or country; (4) the volatility characteristics of a Portfolio; and (5) certain accounting data, such as portfolio assets, net asset values, and fees.
The Adviser, with the assistance of the Administrator, is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with
78

regard to the third parties described above, no such information may be provided to any party without the approval of Legal or Compliance, which approval is subject to the conditions described above.
Legal, Compliance and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board has approved the Policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to the Policy. The Board oversees implementation of the Policy and receives from the Trust’s Chief Compliance Officer quarterly reports regarding any violations of or exceptions to the Policy as deemed necessary that were granted by Legal or Compliance.
Management of the Trust
The Board of Trustees
The Trust’s Board is responsible for the overall management of the Trust and its Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The registered investment companies in the fund complex include the Trust and the 1290 Funds. All of the Trustees are also Trustees of the 1290 Funds. The address of each Trustee is c/o EQ Advisors Trust, 1345 Avenue of the Americas, New York, NY 10105.
The Trustees
Name and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* (1958)	Trustee, Chief Executive Officer, and President	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to February 2023 and September 2023 to present	Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (May 2011 to November 2021 and August 2023 to January 2024) of EIM; Chairman of the Board and Chief Executive Officer (January 2023 to present) and President (August 2023 to January 2024) of Equitable Investment Management, LLC; Chief Investment Officer (April 2017 to April 2024) of Equitable Financial Investment Management, LLC; and employee (September 1999 to present) of Equitable Financial.	118	None.
79

Name and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Michael B. Clement (1957)	Trustee	January 2019 to present	Retired. Previously, Professor of Accounting, University of Texas, from 1997 to 2002 and 2004 to August 2024 (Department of Accounting Chair from 2018 to 2022); Vice President – Global Investment Research, Goldman Sachs, 2002 to 2004; and Visiting Professor, Harvard Business School, 2023.	118	New York Mortgage Trust
Donald E. Foley (1951)	Trustee	January 2014 to present	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	118	Wilmington Funds (10)
Patricia M. Haverland (1956)	Trustee	April 2022 to present	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	118	None.
Marcia Haydel (1962)	Trustee	January 2024 to present	Founding Partner and Managing Director, Performance Equity Management, 2005 to 2024; Portfolio Manager, General Motors Investment Management, 1999 to 2005; Vice President, Alliance Capital Management, 1998 to 1999.	118	Eos Fitness Holdings, LLC
80

Name and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kimberly Thompson Laughton (1963)	Trustee	January 2024 to present	Retired. Previously, President, Schwab Charitable, 2011 to 2021 (and, prior thereto, Vice President from 2007 to 2011); various positions at Charles Schwab Corporation, including Vice President – Mutual Funds enterprise from 2003 to 2005, and Vice President – Fixed Income enterprise from 1999 to 2002.	118	None.
H. Thomas McMeekin (1953)	Trustee	January 2014 to present	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC., 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	118	Wilmington Funds (10)
Jeffery S. Perry (1965)	Trustee	April 2022 to present	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm). Retired, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	118	Fortune Brands Innovations, Inc.; MasterBrand, Inc.
Gary S. Schpero (1953)	Chairman of the Board	Independent Trustee, May 2000 to present; Lead Independent Trustee, September 2011 to September 2017; Chairman of the Board, October 2017 to present.	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	118	Blackstone Funds (3)
81

Name and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kathleen Stephansen (1954)	Trustee	January 2019 to present	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019 and in 2016, Chief Economist; Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management from 2010 to 2016.	118	None.
*
Affiliated with the Adviser and/or the Distributor.
**
Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 76 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.
†
The registered investment companies in the fund complex include the Trust and the 1290 Funds. Mr. Joenk serves as Trustee, Chief Executive Officer, and President for the Trust and the 1290 Funds. Mr. Schpero serves as Chairman of the Board for the Trust and the 1290 Funds.
Qualifications and Experience of the Trustees
In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Portfolio’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.
Interested Trustee
Steven M. Joenk —  Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including other registered investment companies in the fund complex.
Independent Trustees
Michael B. Clement —  Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.
82

Donald E. Foley —  Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.
Patricia M. Haverland —  Ms. Haverland has held senior management positions regarding pension plans for financial services and other companies, multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex, and experience overseeing outside investment managers for pension plans, serving on an advisory council for the U.S. Department of Labor, and serving on the boards of non-profit organizations. Ms. Haverland holds the Chartered Financial Analyst designation.
Marcia Haydel —  Ms. Haydel has a background in the financial services industry, experience in senior management positions with an asset management firm, multiple years of service on the board of a private company, multiple years of service as an advisory board member of private equity companies, and background as a portfolio manager. Prior to her election to the Trust’s Board of Trustees, Ms. Haydel served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.
Kimberly Thompson Laughton —  Ms. Laughton has a background in the financial services industry, experience in senior management positions with a large financial services firm and non-profit donor-advised fund, and multiple years of service on the boards of non-profit organizations. Prior to her election to the Trust’s Board of Trustees, Ms. Laughton served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.
H. Thomas McMeekin —  Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.
Jeffery S. Perry —  Mr. Perry has multiple years of experience as a management consultant, including experience as a partner at a global Big 4 professional services firm, and multiple years of service on the boards of public and non-profit organizations and a college.
Gary S. Schpero —  Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.
Kathleen Stephansen —  Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.
Board Structure
The Board currently is comprised of 10 Trustees, 9 of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). The Board has appointed Gary S. Schpero to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.
The Board holds seven regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference, or by telephone.
The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows
83

all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.
Risk Oversight
The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer (“CCO”) and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Portfolios, as well as reports from the Valuation Designee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisers to the Portfolios, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the Portfolios’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.
Committees of the Board
The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their
84

independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held four meetings during the fiscal year ended December 31, 2025. Mr. Clement serves as the Chair of the Audit Committee.
The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight and review the compensation arrangements of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee will not consider nominees as Trustees recommended by Contract owners. The Governance Committee held five meetings during the fiscal year ended December 31, 2025. Mr. McMeekin serves as the Chair of the Governance Committee.
The Investment Committee’s function is to assist the Board in its oversight of Portfolio investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Adviser and the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with the portfolio managers, as applicable, to the Portfolios during in-person or videoconference presentations made throughout the year. The Investment Committee held five meetings during the fiscal year ended December 31, 2025. Mses. Haverland and Stephansen and Mr. Foley serve as the co-Chairs of the Investment Committee.
Compensation of the Trustees
For services to the Trust and the 1290 Funds, each Independent Trustee receives an annual retainer of $465,000, paid in quarterly installments, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $180,000; the Chair of the Audit Committee receives an annual retainer of $50,000; the Chair of the Governance Committee receives an annual retainer of $70,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $50,000. The Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. The following table sets forth the aggregate compensation paid to the Trustees by the Trust and the total compensation paid by the Trust and the other registered investment companies that were part of the fund complex for the fiscal year ended December 31, 2025.
Trustee Compensation
for the Year Ended December 31, 2025
Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Interested Trustee
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Mark A. Barnard[2]		$$0	$0	$
Michael B. Clement		$$0	$0	$
Donald E. Foley		$$0	$0	$
Patricia M. Haverland		$$0	$0	$
Marcia Haydel		$$0	$0	$
85

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Kimberly Thompson Laughton		$$0	$0	$
H. Thomas McMeekin		$$0	$0	$
Jeffery S. Perry		$$0	$0	$
Gary S. Schpero		$$0	$0	$
Kathleen Stephansen		$$0	$0	$
1
The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 118 series of the two registered investment companies in the fund complex during the fiscal year ended December 31, 2025.
2
Retired from the Board, effective December 31, 2025.
As of December 31, 2025, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, Sub-Advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:
Trustee Ownership of Equity Securities
as of December 31, 2025
Name of Trustee	Dollar Range of Equity Securities in the Portfolios of the Trust	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Fund Complex**
Interested Trustee
Steven M. Joenk	1290 VT GAMCO Small Company Value Portfolio - E	E	E
Independent Trustees
Michael B. Clement	A	A
Donald E. Foley	A	A
Patricia M. Haverland	A	A
Marcia Haydel	A	A
Kimberly Thompson Laughton	A	A
H. Thomas McMeekin	A	A
Jeffery S. Perry	A	A
Gary S. Schpero	A	A
Kathleen Stephansen	A	A
A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000
*
As of December 31, 2025, there are no other registered investment companies in the same family of investment companies as the Trust.
**
The registered investment companies in the fund complex include the Trust and the 1290 Funds.
The Independent Trustees are not permitted to invest directly in shares issued by Portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial, or other affiliated or unaffiliated insurance companies; to The Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the Portfolios indirectly through a Contract.
86

The Trust’s Officers
No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable Financial, EIM, Equitable Investment Management, LLC, and/or Equitable Distributors, LLC (“Equitable Distributors”). The address of each officer is 1345 Avenue of the Americas, New York, NY 10105. The Trust’s officers are:
Name and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chief Executive Officer and President	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; and President from December 2002 to February 2023 and September 2023 to present
Chairman of the Board and Chief
Executive Officer (May 2011 to present)
and President (May 2011 to November
2021 and August 2023 to January
2024) of EIM; Chairman of the Board
and Chief Executive Officer (January
2023 to present) and President (August
2023 to January 2024) of Equitable
Investment Management, LLC; Chief
Investment Officer (April 2017 to April
2024) of Equitable Financial Investment
Management, LLC; and employee
(September 1999 to present) of
Equitable Financial.

Brian Walsh (1968)	Chief Financial Officer and Treasurer	June 2007 to present
Director (February 2011 to present) and
Senior Vice President (May 2011 to
present) of EIM; Senior Vice President
of Equitable Investment Management,
LLC (January 2023 to present); and
Signatory Officer (November 2021 to
present) and employee (February 2003
to present) of Equitable Financial.

Joseph J. Paolo*** (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present
Chief Compliance Officer (June 2007 to
present) and Senior Vice President (May
2011 to present) of EIM; Vice President
and Chief Compliance Officer of
Equitable Investment Management, LLC
(January 2023 to present); and
Signatory Officer (November 2021 to
present) and employee (June 2007 to
present) of Equitable Financial.

Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present
Executive Vice President and Chief
Investment Officer (June 2012 to
present) and Director (May 2017 to
present) of EIM; Executive Vice
President of Equitable Investment
Management, LLC (January 2023 to
present); and Signatory Officer
(November 2021 to present) and
employee (February 2001 to present) of
Equitable Financial.

Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	Senior Vice President and Deputy Chief Investment Officer of EIM (June 2012 to present); and employee of Equitable Financial (June 1999 to present).
87

Name and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Baehr (1982)	Senior Vice President	March 2024 to present
Director and President (February 2024
to present) and Chief Operating Officer
(February 2024 to November 2025) of
EIM and Equitable Investment
Management, LLC; and employee of
Equitable Financial (September 2011 to
present).

James Chen (1988)	Vice President and Director of Risk	August 2022 to present	Vice President of EIM (July 2022 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); employee of Equitable Financial (2015 to present).
James Kelly (1968)	Controller	June 2007 to present	Vice President of EIM (May 2011 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (September 2008 to present).
Andrew Houston (1990)	Vice President	September 2022 to present
Senior Vice President (December 2024
to present), Chief Operating Officer
(November 2025 to present), and Vice
President (July 2022 to November
2024) of EIM; Senior Vice President
(December 2024 to present), Chief
Operating Officer (November 2025 to
present), and Vice President (January
2023 to November 2024) of Equitable
Investment Management, LLC; and
employee of Equitable Financial (2017
to present).

Miao Hu (1978)	Vice President	June 2016 to present	Assistant Portfolio Manager (May 2016 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (November 2013 to present).
Kevin McCarthy (1983)	Vice President	September 2019 to present	Assistant Portfolio Manager (December 2018 to present) and Vice President (July 2022) of EIM; and employee of Equitable Financial (August 2015 to present).
Xavier Poutas (1977)	Vice President	June 2016 to present	Assistant Portfolio Manager (May 2011 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (August 2002 to present).
Shane Daly (1970)	Chief Legal Officer, Senior Vice President and Secretary	March 2023 to present	Executive Vice President, Secretary and General Counsel of EIM and Equitable Investment Management, LLC (March 2023 to present); employee of Equitable Financial (2011 to present).
Maureen E. Kane, Esq. (1962)	Vice President and Assistant Secretary	March 2023 to present
Senior Vice President, Assistant
Secretary and Associate General
Counsel of EIM and Equitable
Investment Management, LLC (March
2023 to present); employee of
Equitable Financial (February 2019 to
present).

88

Name and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Trayne Wheeler, Esq. (1973)	Vice President and Assistant Secretary	April 2024 to present
Senior Vice President, Assistant
Secretary and Associate General
Counsel of EIM and Equitable
Investment Management, LLC (April
2024 to present); employee of
Equitable Financial (April 2024 to
present); and Partner, Investment
Management of K&L Gates LLP
(January 2010 to April 2024).

Victoria Zozulya, Esq. (1983)	Vice President and Assistant Secretary	September 2024 to present
Senior Vice President, Assistant
Secretary and Associate General
Counsel of EIM and Equitable
Investment Management, LLC (July
2024 to present); employee of
Equitable Financial (Sept 2018 to May
2022 and July 2024 to present); and
Counsel at Lord, Abbett & Co. LLC
(May 2022 to June 2024).

Cheryl Cherian (1979)	Vice President and Assistant Secretary	March 2023 to present	Employee of Equitable Financial (April 2019 to present).
Artemis Brannigan (1974)	Vice President	September 2019 to present
Vice President of EIM (August 2019 to
present); Vice President of Equitable
Investment Management, LLC (January
2023 to present); employee of
Equitable Financial (August 2019 to
present); and Director of Prudential
Financial (January 2016 to July 2019).

Aysha Pride (1988)	Vice President	August 2022 to present	Vice President of EIM (July 2022 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (2014 to present).
Helen Lai (1973)	Assistant Vice President	June 2016 to present	Employee of Equitable Financial (March 2013 to present).
Michelle Gallo (1973)	Assistant Controller	March 2023 to present	Employee of Equitable Financial (July 2013 to present)
Roselle Ibanga (1978)	Assistant Controller	March 2009 to present	Vice President of EIM (December 2024 to present); Vice President of Equitable Investment Management, LLC (December 2024 to present); and employee of Equitable Financial (February 2009 to present).
Lisa Perrelli (1974)	Assistant Controller	March 2009 to present	Vice President of EIM (December 2024 to present); Vice President of Equitable Investment Management, LLC (December 2024 to present); and employee of Equitable Financial (November 2012 to present).
Maria Urso (1971)	Assistant Controller	June 2024 to present	Employee of Equitable Financial (October 2015 to present).
Jennifer Mastronardi (1985)	Assistant Vice President	March 2012 to present	Vice President of EIM (April 2015 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (February 2009 to present).
89

Name and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Helen Espaillat (1963)	Assistant Secretary	March 2009 to present
Assistant Vice President and Assistant
Secretary of EIM (March 2015 to
present); Assistant Vice President and
Assistant Secretary of Equitable
Investment Management, LLC (January
2023 to present); and employee of
Equitable Financial (July 2004 to
present).

Lorelei Fajardo (1978)	Assistant Secretary	June 2016 to present	Employee of Equitable Financial (Oct 2006 to present).
Monica Giron (1976)	Assistant Secretary	July 2019 to present	Employee of Equitable Financial (June 2019 to present); and Senior Paralegal at Gemini Fund Services (August 2015 to May 2019).
*
The officers in the table above hold similar positions with the 1290 Funds, the other registered investment company in the fund complex.
**
Each officer is elected on an annual basis.
***
During the fiscal year ended December 31, 2025, the investment companies in the fund complex paid $____ of the Chief Compliance Officer’s compensation, including $____ paid by the Trust.
As of March 31, 2026, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of any class of any Portfolio of the Trust.
Control Persons and Principal Holders of Securities
Equitable Financial may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2026. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.
As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each series resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. See Appendix D to this SAI for a list of control persons and principal holders of securities of each Portfolio.
Investment Advisory and Other Services
The Adviser
EIM serves as the investment adviser for each Portfolio. 1832 Asset Management U.S. Inc. (“1832 Asset Management”), AllianceBernstein L.P. (“AllianceBernstein”), American Century Investment Management, Inc. (“American Century”), Aristotle Capital Management, LLC (“Aristotle Capital”), AXA Investment Managers US Inc. (“AXA IM”), Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors (“Barrow Hanley”), BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Investment Management, LLC (“BlackRock Investment”), Brandywine Global Investment Management, LLC (“Brandywine”), Capital International, Inc. (“Capital International”), ClearBridge Investments, LLC (“ClearBridge”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), DoubleLine Capital L.P. (“DoubleLine”), Dreyfus, a division of Mellon Investments Corporation (“MIC”), EARNEST Partners, LLC (“EARNEST”), Federated Global Investment Management Corp. (“Federated”), FIAM LLC (“FIAM LLC”), Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Mutual Advisers, LLC (“Franklin Mutual”), GAMCO Asset Management Inc. (“GAMCO”), GQG Partners LLC (“GQG”), Goldman Sachs Asset Management, L.P. (“GSAM”), Harris Associates L.P. (“Harris”), Horizon Kinetics Asset Management LLC (“HKAM”), Invesco Advisers, Inc. (“Invesco”), Janus Henderson Investors US LLC (“Janus”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Lazard Asset Management LLC (“Lazard”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Lord, Abbett & Co. LLC (“Lord Abbett”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM”), Pacific Investment Management Company, LLC (“PIMCO”), Polen Capital Management, LLC (“Polen”), Post Advisory Group, LLC (“Post”), SSGA Funds Management,
90

Inc. (“SSGA FM”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Vaughan Nelson Investment Management (“Vaughan Nelson”), Wellington Management Company LLP (“Wellington Management”), Westfield Capital Management Company, L.P. (“Westfield”) (each a “Sub-Adviser,” and together the “Sub-Advisers”) serve as investment sub-advisers to one or more of the Portfolios, as described more fully in the Prospectuses. FIL Investment Advisors (“FIA”) serves as sub-subadviser to a Portfolio and FIL Investment Advisors (UK) Limited (“FIA UK”) serves as sub-sub-subadviser to a Portfolio.
EIM is a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”). Equitable Financial, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of EIM, Equitable Financial and Equitable Holdings are located at 1345 Avenue of the Americas, New York, New York 10105.
The Adviser serves as the investment adviser of the Trust pursuant to an Investment Advisory Agreement with respect to the Portfolios (the “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the Trust, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s governing documents and such Portfolio’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the Trust or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Trustees of the Trust regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the Trust; and (iv) prepare and provide reports to the Trustees of the Trust on the impact of such strategic initiatives on the Trust and its Portfolios. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the Trust, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available.
The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the Trust such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the Trust, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities; and all tax returns.
91

The Advisory Agreement also permits, subject always to the direction and control of the Trustees of the Trust, the Adviser to delegate any of its duties with respect to one or more Portfolios to a Sub-Adviser. Under the Advisory Agreement, the Adviser has, with respect to each sub-advised Portfolio, (i) overall supervisory responsibility for the general management and investment of a Portfolio’s assets; (ii) full discretion to select new or additional Sub-Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; and (iv) full discretion to terminate and replace any Sub-Adviser. In connection with the Adviser’s responsibilities under the Advisory Agreement, the Adviser will oversee the performance of delegated functions by each Sub-Adviser, assess each Portfolio’s investment focus, and furnish the Trustees of the Trust with periodic reports concerning the performance of delegated responsibilities by the Sub-Adviser. The Adviser will also allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-Advisers for such Portfolio and coordinate the activities of all Sub-Advisers. In addition, the Adviser will monitor each Sub-Adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-Adviser. The Adviser will also cause the appropriate Sub-Adviser (i) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request, (ii) to furnish to the Board such periodic and special reports as the Board may reasonably request; and (iii) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose. In addition, the Adviser will take reasonable steps to ensure that the appropriate Sub-Adviser furnishes to third-party data reporting services all currently available standardized performance information and other customary data. The Adviser will also be responsible for compensating the Sub-Adviser in the manner specified in the Sub-Advisory Agreement.
With respect to EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, the EQ Managed Volatility Portfolios, and certain Hybrid Portfolios, the Adviser also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio.
With respect to the Allocation Portfolios, Strategic Allocation Portfolios, Target Allocation Portfolios, EQ/All Asset Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Moderate Growth Allocation Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, the ETF Allocated Portion of the 1290 VT High Yield Bond Portfolio, and certain portions of the Hybrid Portfolios, the Adviser will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Funds and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) apprise the Trust of developments materially affecting the Portfolios; and (iv) carry out the directives of the Board.
Under the Advisory Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:
•  Office space, all necessary office facilities and equipment; and
•  Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions
•
related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or
•
related to the investment advisory services to be provided by any Sub-Adviser pursuant to a sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”).
The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Adviser or its affiliates. However, the Trust pays compensation of the CCO that the Adviser is not obligated to pay under the Advisory Agreement. Amounts paid by the Trust to the CCO during the last fiscal year are described above in the section entitled “The Trust’s Officers.”
92

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust under such Agreement.
After an initial two year period, the continuance of the Advisory Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for such purpose. The Advisory Agreement with respect to each Portfolio may be terminated at any time, without the payment of any penalty, (i) by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).
Each Portfolio pays a fee to the Adviser for its services. The Adviser and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios as set forth in the Prospectuses (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its or its affiliates’ management, administration and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectuses) of each Portfolio are limited to the extent described in the “More Information on Fees and Expenses-Expense Limitation Agreement” section of the Prospectuses.
In addition to the investment advisory fees, the Trust pays all expenses not assumed by the Adviser or by a Sub-Adviser, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “The Distributor,” the Class IA and Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of such shares.
The tables below show the fees paid by each Portfolio and predecessor series, as applicable, to the Adviser during the fiscal years ended December 31, 2023, December 31, 2024, and December 31, 2025, respectively. During the fiscal years ended December 31, 2023, December 31, 2024, and December 31, 2025, the Adviser received $344,830, $214,369, and $______ respectively, in reimbursement for the portfolios comprising the Trust and the predecessor series’ Trust during those years. Portfolios that are no longer operational are not listed in the tables.
93

FISCAL YEAR ENDED DECEMBER 31, 2023
Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities	$204,005	$95,633	$—	$108,372
1290 VT Doubleline Opportunistic Bond	$3,171,357	$553,489	$—	$2,617,868
1290 VT Equity Income	$3,670,252	$897,493	$—	$2,772,759
1290 VT GAMCO Mergers & Acquisitions	$1,515,099	$135,419	$—	$1,379,680
1290 VT GAMCO Small Company Value	$22,811,128	$—	$—	$22,811,128
1290 VT High Yield Bond	$1,326,214	$157,785	$—	$1,168,429
1290 VT Micro Cap	$1,241,789	$301,809	$—	$939,980
1290 VT Moderate Growth Allocation	$975,284	$128,511	$—	$846,773
1290 VT Multi-Alternative Strategies	$38,761	$83,038	$—	$(44,277)
1290 VT Natural Resources	$191,478	$147,444	$—	$44,034
1290 VT Real Estate	$170,799	$127,389	$—	$43,410
1290 VT SmartBeta Equity ESG	$2,353,070	$54,093	$—	$2,298,977
1290 VT Small Cap Value	$2,959,644	$534,046	$—	$2,425,598
1290 VT Socially Responsible	$1,116,198	$—	$—	$1,116,198
ATM International Managed Volatility	$5,719,567	$—	$—	$5,719,567
ATM Large Cap Managed Volatility	$11,953,955	$—	$—	$11,953,955
ATM Mid Cap Managed Volatility	$1,296,156	$111,145	$—	$1,185,011
ATM Small Cap Managed Volatility	$4,203,107	$128,884	$—	$4,074,223
EQ/400 Managed Volatility	$3,763,197	$89,617	$—	$3,673,580
EQ/500 Managed Volatility	$32,859,399	$—	$—	$32,859,399
EQ/2000 Managed Volatility	$13,774,912	$—	$—	$13,774,912
EQ/AB Dynamic Aggressive Growth	$3,383,676	$249,011	$—	$3,134,665
EQ/AB Dynamic Growth	$6,029,873	$190,011	$—	$5,839,862
EQ/AB Dynamic Moderate Growth	$11,424,883	$—	$—	$11,424,883
EQ/AB Short Duration Government Bond	$4,304,027	$463,826	$—	$3,840,201
EQ/AB Small Cap Growth	$9,323,715	$—	$—	$9,323,715
EQ/AB Sustainable U.S. Thematic	$72,239	$108,295	$—	$(36,056)
EQ/Aggressive Allocation*	$2,839,579	$—	$—	$2,839,579
EQ/Aggressive Growth Strategy	$4,458,957	$—	$—	$4,458,957
EQ/All Asset Growth Allocation	$438,887	$3,515	$—	$435,372
EQ/American Century Mid Cap Value	$5,274,356	$1,718,089	$—	$3,556,267
EQ/American Century Moderate Growth Allocation	$797,109	$169,431	$—	$627,678
EQ/Balanced Strategy	$2,961,331	$—	$—	$2,961,331
EQ/Capital Group Research	$3,433,240	$311,520	$—	$3,121,720
EQ/ClearBridge Large Cap Growth ESG	$2,370,959	$126,637	$—	$2,244,322
EQ/ClearBridge Select Equity Managed Volatility	$4,340,599	$423,537	$—	$3,917,062
EQ/Common Stock Index	$19,638,090	$1,086,031	$—	$18,552,059
EQ/Conservative Allocation*	$774,530	$529,999	$—	$244,531
EQ/Conservative-Plus Allocation*	$879,408	$109,844	$—	$769,564
EQ/Conservative Growth Strategy	$1,101,852	$—	$—	$1,101,852
EQ/Conservative Strategy	$605,980	$9,067	$—	$596,913
94

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Core Bond Index	$16,111,659	$2,129,127	$—	$13,982,532
EQ/Core Plus Bond*	$4,485,457	$1,168,418	$—	$3,317,039
EQ/Emerging Markets Equity PLUS	$575,904	$217,993	$—	$357,911
EQ/Equity 500 Index	$16,512,594	$2,295,005	$—	$14,217,589
EQ/Fidelity Institutional AM® Large Cap	$5,356,781	$411,720	$—	$4,945,061
EQ/Franklin Moderate Allocation	$1,876,470	$260,099	$—	$1,616,371
EQ/Franklin Rising Dividends	$1,860,358	$371,450	$—	$1,488,908
EQ/Franklin Small Cap Value Managed Volatility	$1,844,913	$311,448	$—	$1,533,465
EQ/Global Equity Managed Volatility	$11,997,907	$1,205,699	$—	$10,792,208
EQ/Goldman Sachs Growth Allocation	$2,488,788	$506,620	$—	$1,982,168
EQ/Goldman Sachs Mid Cap Value	$1,034,335	$148,722	$—	$885,613
EQ/Goldman Sachs Moderate Growth Allocation	$5,496,997	$687,314	$—	$4,809,683
EQ/Growth Strategy	$4,151,578	$—	$—	$4,151,578
EQ/Intermediate Corporate Bond**	$1,028,297	$367,558	$—	$660,739
EQ/Intermediate Government Bond	$19,214,014	$2,105,296	$—	$17,108,718
EQ/International Core Managed Volatility	$7,084,066	$—	$—	$7,084,066
EQ/International Equity Index	$6,236,788	$900,929	$—	$5,335,859
EQ/International Managed Volatility	$8,723,307	$—	$—	$8,723,307
EQ/International Value Managed Volatility	$6,021,085	$—	$—	$6,021,085
EQ/Invesco Comstock	$1,784,244	$132,555	$—	$1,651,689
EQ/Invesco Global	$3,275,676	$473,199	$—	$2,802,477
EQ/Invesco Global Real Assets	$1,501,609	$7	$—	$1,501,602
EQ/Invesco Moderate Allocation	$2,665,133	$317,021	$—	$2,348,112
EQ/Invesco Moderate Growth Allocation	$2,090,417	$284,914	$—	$1,805,503
EQ/Janus Enterprise	$9,117,461	$17,508	$—	$9,099,953
EQ/JPMorgan Growth Allocation	$4,063,189	$570,374	$—	$3,492,815
EQ/JPMorgan Growth Stock***	$14,162,193	$1,972,475	$—	$12,189,718
EQ/JPMorgan Value Opportunities	$5,661,177	$—	$—	$5,661,177
EQ/Large Cap Core Managed Volatility	$9,344,320	$—	$—	$9,344,320
EQ/Large Cap Growth Index	$6,621,089	$36,876	$—	$6,584,213
EQ/Large Cap Growth Managed Volatility	$18,222,564	$—	$—	$18,222,564
EQ/Large Cap Value Index	$2,688,464	$—	$—	$2,688,464
EQ/Large Cap Value Managed Volatility	$16,887,514	$—	$—	$16,887,514
EQ/Lazard Emerging Markets Equity	$3,882,522	$516,557	$—	$3,365,965
EQ/Long-Term Bond	$7,892,986	$1,364,236	$—	$6,528,750
EQ/Loomis Sayles Growth	$5,708,574	$559,553	$—	$5,149,021
EQ/MFS International Growth	$10,430,278	$1,588,900	$—	$8,841,378
EQ/MFS International Intrinsic Value	$9,153,867	$930,535	$—	$8,223,332
EQ/MFS Mid Cap Focused Growth	$3,470,767	$558,830	$—	$2,911,937
EQ/MFS Technology	$4,630,518	$17,921	$—	$4,612,597
EQ/MFS Utilities Series	$1,537,645	$231,540	$—	$1,306,105
EQ/Mid Cap Index	$7,578,490	$1,280,351	$—	$6,298,139
95

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Mid Cap Value Managed Volatility	$8,521,188	$—	$—	$8,521,188
EQ/Moderate Allocation*	$5,097,050	$—	$—	$5,097,050
EQ/Moderate-Plus Allocation*	$6,352,037	$—	$—	$6,352,037
EQ/Moderate Growth Strategy	$4,944,874	$—	$—	$4,944,874
EQ/Money Market	$6,518,531	$—	$—	$6,518,531
EQ/Morgan Stanley Small Cap Growth	$2,960,180	$351,688	$—	$2,608,493
EQ/PIMCO Global Real Return	$670,960	$323,385	$—	$347,575
EQ/PIMCO Real Return	$408,334	$282,364	$—	$125,970
EQ/PIMCO Total Return ESG	$1,283,963	$520,250	$—	$763,713
EQ/PIMCO Ultra Short Bond	$4,051,217	$731,008	$—	$3,320,209
EQ/Quality Bond PLUS	$4,687,321	$—	$—	$4,687,321
EQ/Small Company Index	$3,150,185	$3,801	$—	$3,146,384
EQ/T. Rowe Price Health Sciences	$1,732,221	$309,399	$—	$1,422,822
EQ/Ultra Conservative Strategy	$2,308,840	$164,898	$—	$2,143,942
EQ/Value Equity	$8,206,628	$—	$—	$8,206,628
EQ/Wellington Energy	$1,174,233	$161,925	$—	$1,012,308
Multimanager Aggressive Equity	$7,720,987	$—	$—	$7,720,987
Multimanager Core Bond	$4,633,422	$1,276,853	$—	$3,356,569
Multimanager Technology	$13,183,969	$2,299,166	$—	$10,884,803
Equitable Conservative Growth MF/ETF	$104,666	$44,445	$—	$60,221
Equitable Growth MF/ETF	$22,932	$107,980	$—	$(85,048)
Equitable Moderate Growth MF/ETF	$20,915	$107,928	$—	$(87,013)
Target 2015 Allocation*	$29,637	$146,337	$—	$(116,700)
Target 2025 Allocation*	$143,981	$63,508	$—	$80,473
Target 2035 Allocation*	$203,488	$—	$—	$203,488
Target 2045 Allocation*	$185,895	$—	$—	$185,895
Target 2055 Allocation*	$84,380	$54,427	$—	$29,953
*
Includes fees paid to the Adviser by the Portfolio’s predecessor series.
**
Commenced operations on April 3, 2023.
***
Effective July 31, 2023, the EQ/T. Rowe Price Growth Stock Portfolio was renamed EQ/JPMorgan Growth Stock Portfolio.
FISCAL YEAR ENDED DECEMBER 31, 2024
Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities	$225,845	$102,387	$—	$123,458
1290 VT Doubleline Opportunistic Bond	$3,227,706	$505,305	$56,551	$2,665,850
1290 VT Equity Income	$3,636,458	$891,803	$—	$2,744,655
1290 VT GAMCO Mergers & Acquisitions	$1,503,503	$147,844	$—	$1,355,659
96

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
1290 VT GAMCO Small Company Value	$24,771,870	$—	$—	$24,771,870
1290 VT High Yield Bond	$1,458,499	$176,603	$—	$1,281,896
1290 VT Micro Cap	$1,312,512	$362,688	$—	$949,824
1290 VT Moderate Growth Allocation	$1,324,479	$175,986	$—	$1,148,493
1290 VT Multi-Alternative Strategies	$43,781	$64,547	$—	$—
1290 VT Natural Resources	$167,186	$204,065	$—	$—
1290 VT Real Estate	$179,009	$185,735	$—	$—
1290 VT SmartBeta Equity ESG	$2,557,357	$9,899	$—	$2,547,458
1290 VT Small Cap Value	$3,172,869	$366,918	$—	$2,805,951
1290 VT Socially Responsible	$1,312,102	$—	$—	$1,312,102
ATM International Managed Volatility	$5,573,470	$26,033	$—	$5,547,437
ATM Large Cap Managed Volatility	$12,821,503	$—	$—	$12,821,503
ATM Mid Cap Managed Volatility	$1,374,569	$163,347	$—	$1,211,222
ATM Small Cap Managed Volatility	$4,475,318	$154,635	$—	$4,320,683
EQ/400 Managed Volatility	$3,938,944	$75,232	$—	$3,863,712
EQ/500 Managed Volatility	$35,002,671	$—	$—	$35,002,671
EQ/2000 Managed Volatility	$14,800,967	$—	$—	$14,800,967
EQ/AB Dynamic Aggressive Growth	$4,941,216	$333,489	$—	$4,607,727
EQ/AB Dynamic Growth	$6,787,932	$185,364	$—	$6,602,568
EQ/AB Dynamic Moderate Growth	$11,891,563	$—	$—	$11,891,563
EQ/AB Short Duration Government Bond	$4,183,657	$455,834	$—	$3,727,823
EQ/AB Small Cap Growth	$10,052,819	$—	$—	$10,052,819
EQ/AB Sustainable U.S. Thematic	$106,257	$103,954	$—	$2,303
EQ/Aggressive Allocation*	$3,050,005	$—	$—	$3,050,005
EQ/Aggressive Growth Strategy	$5,009,707	$—	$—	$5,009,707
EQ/All Asset Growth Allocation	$451,617	$—	$—	$451,617
EQ/American Century Mid Cap Value	$5,513,196	$1,761,667	$—	$3,751,529
EQ/American Century Moderate Growth Allocation	$1,154,690	$206,311	$—	$948,379
EQ/Balanced Strategy	$3,095,006	$—	$—	$3,095,006
EQ/Capital Group Research	$4,061,297	$250,141	$119,246	$3,691,910
EQ/ClearBridge Large Cap Growth ESG	$2,900,873	$125,534	$—	$2,775,339
EQ/ClearBridge Select Equity Managed Volatility	$4,708,385	$446,619	$—	$4,261,766
EQ/Common Stock Index	$22,419,594	$565,672	$—	$21,853,922
EQ/Conservative Allocation*	$702,860	$404,872	$—	$297,988
EQ/Conservative-Plus Allocation*	$837,525	$(86,078)	$—	$923,603
EQ/Conservative Growth Strategy	$1,141,250	$—	$—	$1,141,250
EQ/Conservative Strategy	$596,080	$5,237	$—	$590,843
EQ/Core Bond Index	$16,830,492	$1,766,073	$655,415	$14,409,004
EQ/Core Plus Bond*	$4,514,218	$856,817	$—	$3,657,401
EQ/Emerging Markets Equity PLUS	$658,931	$242,388	$—	$416,543
EQ/Equity 500 Index	$19,501,861	$1,277,479	$279,746	$17,944,636
EQ/Fidelity Institutional AM® Large Cap	$6,507,197	$382,489	$—	$6,124,708
97

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Franklin Moderate Allocation	$2,261,652	$293,782	$—	$1,967,870
EQ/Franklin Rising Dividends	$2,029,339	$392,924	$—	$1,636,415
EQ/Franklin Small Cap Value Managed Volatility	$1,896,109	$334,166	$—	$1,561,943
EQ/Global Equity Managed Volatility	$12,560,404	$1,232,874	$—	$11,327,530
EQ/Goldman Sachs Growth Allocation	$4,040,018	$578,280	$212,376	$3,249,362
EQ/Goldman Sachs Mid Cap Value	$1,193,424	$148,848	$—	$1,044,576
EQ/Goldman Sachs Moderate Growth Allocation	$6,222,571	$541,306	$215,867	$5,465,398
EQ/Growth Strategy	$4,430,289	$—	$—	$4,430,289
EQ/Intermediate Corporate Bond	$5,483,070	$1,065,006	$—	$4,418,064
EQ/Intermediate Government Bond	$14,024,243	$1,563,109	$548,437	$11,912,697
EQ/International Core Managed Volatility	$7,057,128	$—	$—	$7,057,128
EQ/International Equity Index	$6,887,067	$1,230,117	$—	$5,656,950
EQ/International Managed Volatility	$8,567,882	$—	$—	$8,567,882
EQ/International Value Managed Volatility	$5,931,813	$—	$—	$5,931,813
EQ/Invesco Comstock	$1,925,541	$126,431	$—	$1,799,110
EQ/Invesco Global	$4,001,197	$717,706	$—	$3,283,491
EQ/Invesco Global Real Assets	$1,535,014	$—	$—	$1,535,014
EQ/Invesco Moderate Allocation	$2,931,280	$326,904	$—	$2,604,376
EQ/Invesco Moderate Growth Allocation	$2,720,779	$373,599	$—	$2,347,180
EQ/Janus Enterprise	$9,825,866	$(17,508)	$—	$9,843,374
EQ/JPMorgan Growth Allocation	$5,623,773	$801,481	$—	$4,822,292
EQ/JPMorgan Growth Stock	$18,277,782	$2,762,762	$—	$15,515,020
EQ/JPMorgan Value Opportunities	$6,372,018	$—	$—	$6,372,018
EQ/Large Cap Core Managed Volatility	$9,850,456	$—	$—	$9,850,456
EQ/Large Cap Growth Index	$8,191,346	$(6,003)	$—	$8,197,349
EQ/Large Cap Growth Managed Volatility	$20,893,002	$—	$—	$20,893,002
EQ/Large Cap Value Index	$2,959,732	$—	$—	$2,959,732
EQ/Large Cap Value Managed Volatility	$17,545,671	$—	$—	$17,545,671
EQ/Lazard Emerging Markets Equity	$4,303,365	$577,668	$—	$3,725,697
EQ/Long-Term Bond	$8,860,462	$1,401,005	$—	$7,459,457
EQ/Loomis Sayles Growth	$6,208,220	$561,674	$—	$5,646,546
EQ/MFS International Growth	$10,913,308	$1,615,789	$—	$9,297,519
EQ/MFS International Intrinsic Value	$10,048,169	$913,376	$—	$9,134,793
EQ/MFS Mid Cap Focused Growth	$4,206,702	$646,860	$—	$3,559,842
EQ/MFS Technology	$6,918,198	$—	$—	$6,918,198
EQ/MFS Utilities Series	$1,523,087	$218,070	$—	$1,305,017
EQ/Mid Cap Index	$8,458,210	$1,045,191	$397,117	$7,015,902
EQ/Mid Cap Value Managed Volatility	$8,835,972	$—	$—	$8,835,972
EQ/Moderate Allocation*	$5,074,948	$—	$—	$5,074,948
EQ/Moderate-Plus Allocation*	$6,461,528	$—	$—	$6,461,528
EQ/Moderate Growth Strategy	$5,124,970	$—	$—	$5,124,970
EQ/Money Market	$7,537,565	$—	$—	$7,537,565
98

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Morgan Stanley Small Cap Growth	$3,079,339	$350,387	$—	$2,728,952
EQ/PIMCO Global Real Return	$649,157	$302,936	$—	$346,221
EQ/PIMCO Real Return	$393,528	$281,277	$—	$112,251
EQ/PIMCO Total Return ESG	$1,288,599	$520,632	$—	$767,967
EQ/PIMCO Ultra Short Bond	$4,068,286	$734,163	$—	$3,334,123
EQ/Quality Bond PLUS	$4,519,700	$—	$—	$4,519,700
EQ/Small Company Index	$3,598,312	$—	$—	$3,598,312
EQ/T. Rowe Price Health Sciences	$1,751,216	$318,576	$—	$1,432,640
EQ/Ultra Conservative Strategy	$1,919,967	$54,712	$—	$1,865,255
EQ/Value Equity	$8,724,733	$—	$—	$8,724,733
EQ/Wellington Energy	$1,167,702	$157,066	$—	$1,010,636
Multimanager Aggressive Equity	$9,348,607	$—	$—	$9,348,607
Multimanager Core Bond	$4,621,643	$1,319,547	$—	$3,302,096
Multimanager Technology	$16,467,606	$2,000,549	$760,349	$13,706,708
Equitable Conservative Growth MF/ETF	$115,250	$29,588	$—	$85,662
Equitable Growth MF/ETF	$36,323	$91,043	$—	$—
Equitable Moderate Growth MF/ETF	$32,113	$94,032	$—	$—
Target 2015 Allocation*	$26,277	$122,385	$—	$—
Target 2025 Allocation*	$145,795	$18,851	$—	$126,944
Target 2035 Allocation*	$243,407	$—	$—	$243,407
Target 2045 Allocation*	$229,544	$—	$—	$229,544
Target 2055 Allocation*	$115,673	$(21,048)	$—	$136,721
*
Includes fees paid to the Adviser by the Portfolio’s predecessor series.
**
Net of Recoupment.
FISCAL YEAR ENDED DECEMBER 31, 2025
Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities	$	$	$	$
1290 VT Doubleline Opportunistic Bond	$	$	$	$
1290 VT Equity Income	$	$	$	$
1290 VT GAMCO Mergers & Acquisitions	$	$	$	$
1290 VT GAMCO Small Company Value	$	$	$	$
1290 VT High Yield Bond	$	$	$	$
1290 VT Micro Cap	$	$	$	$
1290 VT Moderate Growth Allocation	$	$	$	$
1290 VT Multi-Alternative Strategies	$	$	$	$
99

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
1290 VT Natural Resources	$	$	$	$
1290 VT Real Estate	$	$	$	$
1290 VT SmartBeta Equity ESG	$	$	$	$
1290 VT Small Cap Value	$	$	$	$
1290 VT Socially Responsible	$	$	$	$
ATM International Managed Volatility	$	$	$	$
ATM Large Cap Managed Volatility	$	$	$	$
ATM Mid Cap Managed Volatility	$	$	$	$
ATM Small Cap Managed Volatility	$	$	$	$
EQ/400 Managed Volatility	$	$	$	$
EQ/500 Managed Volatility	$	$	$	$
EQ/2000 Managed Volatility	$	$	$	$
EQ/AB Dynamic Aggressive Growth	$	$	$	$
EQ/AB Dynamic Growth	$	$	$	$
EQ/AB Dynamic Moderate Growth	$	$	$	$
EQ/AB Short Duration Government Bond	$	$	$	$
EQ/AB Small Cap Growth	$	$	$	$
EQ/AB Sustainable U.S. Thematic	$	$	$	$
EQ/Aggressive Allocation*	$	$	$	$
EQ/Aggressive Growth Strategy	$	$	$	$
EQ/All Asset Growth Allocation	$	$	$	$
EQ/American Century Mid Cap Value	$	$	$	$
EQ/American Century Moderate Growth Allocation	$	$	$	$
EQ/Balanced Strategy	$	$	$	$
EQ/Capital Group Research	$	$	$	$
EQ/ClearBridge Large Cap Growth ESG	$	$	$	$
EQ/ClearBridge Select Equity Managed Volatility	$	$	$	$
EQ/Common Stock Index	$	$	$	$
EQ/Conservative Allocation*	$	$	$	$
EQ/Conservative-Plus Allocation*	$	$	$	$
EQ/Conservative Growth Strategy	$	$	$	$
EQ/Conservative Strategy	$	$	$	$
EQ/Core Bond Index	$	$	$	$
EQ/Core Plus Bond*	$	$	$	$
EQ/Emerging Markets Equity PLUS	$	$	$	$
EQ/Equity 500 Index	$	$	$	$
EQ/Fidelity Institutional AM® Large Cap	$	$	$	$
EQ/Franklin Rising Dividends	$	$	$	$
EQ/Franklin Small Cap Value Managed Volatility	$	$	$	$
EQ/Global Equity Managed Volatility	$	$	$	$
EQ/Goldman Sachs Growth Allocation	$	$	$	$
EQ/Goldman Sachs Mid Cap Value	$	$	$	$
100

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Goldman Sachs Moderate Growth Allocation	$	$	$	$
EQ/Growth Strategy	$	$	$	$
EQ/Intermediate Corporate Bond	$	$	$	$
EQ/Intermediate Government Bond	$	$	$	$
EQ/International Core Managed Volatility	$	$	$	$
EQ/International Equity Index	$	$	$	$
EQ/International Managed Volatility	$	$	$	$
EQ/International Value Managed Volatility	$	$	$	$
EQ/Invesco Comstock	$	$	$	$
EQ/Invesco Global	$	$	$	$
EQ/Invesco Global Real Assets	$	$	$	$
EQ/Invesco Moderate Allocation	$	$	$	$
EQ/Invesco Moderate Growth Allocation	$	$	$	$
EQ/Janus Enterprise	$	$	$	$
EQ/JPMorgan Growth Allocation	$	$	$	$
EQ/JPMorgan Growth Stock	$	$	$	$
EQ/JPMorgan Hedged Equity and Premium Income†	$	$	$	$
EQ/JPMorgan Value Opportunities	$	$	$	$
EQ/Large Cap Core Managed Volatility	$	$	$	$
EQ/Large Cap Growth Index	$	$	$	$
EQ/Large Cap Growth Managed Volatility	$	$	$	$
EQ/Large Cap Value Index	$	$	$	$
EQ/Large Cap Value Managed Volatility	$	$	$	$
EQ/Lazard Emerging Markets Equity	$	$	$	$
EQ/Long-Term Bond	$	$	$	$
EQ/Loomis Sayles Growth	$	$	$	$
EQ/MFS International Growth	$	$	$	$
EQ/MFS International Intrinsic Value	$	$	$	$
EQ/MFS Mid Cap Focused Growth	$	$	$	$
EQ/MFS Technology	$	$	$	$
EQ/MFS Utilities Series	$	$	$	$
EQ/Mid Cap Index	$	$	$	$
EQ/Mid Cap Value Managed Volatility	$	$	$	$
EQ/Moderate Allocation*	$	$	$	$
EQ/Moderate-Plus Allocation*	$	$	$	$
EQ/Moderate Growth Strategy	$	$	$	$
EQ/Money Market	$	$	$	$
EQ/Morgan Stanley Small Cap Growth	$	$	$	$
EQ/PIMCO Global Real Return	$	$	$	$
EQ/PIMCO Real Return	$	$	$	$
EQ/PIMCO Total Return ESG	$	$	$	$
EQ/PIMCO Ultra Short Bond	$	$	$	$
101

Portfolio	Advisory Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement**	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Quality Bond PLUS	$	$	$	$
EQ/Small Company Index	$	$	$	$
EQ/T. Rowe Price Health Sciences	$	$	$	$
EQ/Ultra Conservative Strategy	$	$	$	$
EQ/Value Equity	$	$	$	$
EQ/Wellington Energy	$	$	$	$
Multimanager Aggressive Equity	$	$	$	$
Multimanager Core Bond	$	$	$	$
Multimanager Technology	$	$	$	$
Equitable Conservative Growth MF/ETF	$	$	$	$
Equitable Growth MF/ETF	$	$	$	$
Equitable Moderate Growth MF/ETF	$	$	$	$
Target 2015 Allocation*	$	$	$	$
Target 2025 Allocation*	$	$	$	$
Target 2035 Allocation*	$	$	$	$
Target 2045 Allocation*	$	$	$	$
Target 2055 Allocation*	$	$	$	$
*
Includes fees paid to the Adviser by the Portfolio’s predecessor series.
**
Net of Recoupment.
†
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
The Sub-Advisers
The Adviser has entered into one or more Sub-Advisory Agreements with respect to certain Portfolios with the Sub-Advisers identified in the Prospectuses. The Sub-Advisory Agreements obligate the Sub-Advisers to: (i) make investment decisions on behalf of their respective Portfolios (or portions thereof); (ii) place orders for the purchase and sale of investments for their respective Portfolios (or portions thereof) with brokers or dealers selected by the Adviser and/or the Sub-Advisers; and (iii) perform certain related administrative functions in connection therewith.
As discussed in the Prospectuses, a discussion of the basis of the decision by the Trust’s Board to approve the Sub-Advisory Agreements with the Sub-Advisers is available in the Trust’s Annual or Semi-Annual Financial Statements and Additional Information.
The Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolios.
The Adviser recommends Sub-Advisers for the Portfolios to the Trustees based upon the Adviser’s continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.
The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval.
Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular
102

sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Portfolio’s assets to additional sub-advisers subject to approval of the Trust’s Board. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.
The Adviser reserves the right, subject to approval of the Trust’s Board, to appoint more than one Sub-Adviser to manage the assets of each Portfolio. When a Portfolio has more than one Sub-Adviser, the assets of each Portfolio are allocated by the Adviser among the Sub-Advisers selected for the Portfolio.
Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Adviser.
Generally, no Sub-Adviser provides any services to any Portfolio except sub-advisory and related administrative and recordkeeping services as directed by the Adviser. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.
The Adviser may also be subject to potential conflicts of interest in recommending or selecting of Sub-Advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolios, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fees paid by the Adviser to the Affiliated Sub-Adviser. The Adviser or its affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Trust’s Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. When recommending the appointment or continued service of a Sub-Adviser, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectuses. In addition, the appointment of each Sub-Adviser is subject to approval of the Trust’s Board, including a majority of the Trust’s Independent Trustees.
During the years ended December 31, 2023, December 31, 2024, and December 31, 2025, respectively, the Adviser paid the following fees to the Sub-Advisers with respect to the Portfolios and predecessor series listed below pursuant to the Sub-Advisory Agreements:
Portfolio	Sub-Advisory Fee
	2023	2024	2025
1290 VT Convertible Securities	$32,650	$36,143
1290 VT DoubleLine Opportunistic Bond[1]	$1,265,815	$1,288,269
1290 VT Equity Income	$978,653	$969,772
1290 VT GAMCO Mergers & Acquisitions	$723,460	$718,269
1290 VT GAMCO Small Company Value	$10,896,740	$11,799,431
1290 VT High Yield Bond	$779,307	$855,606
1290 VT Micro Cap	$674,425	$706,181
1290 VT Natural Resources	$7,659	$6,686
103

Portfolio	Sub-Advisory Fee
	2023	2024	2025
1290 VT Real Estate	$6,833	$7,160
1290 VT Small Cap Value	$977,431	$1,052,678
1290 VT SmartBeta Equity ESG	$406,885	$438,502
1290 VT Socially Responsible	$44,674	$52,505
ATM International Managed Volatility	$384,285	$368,896
ATM Large Cap Managed Volatility	$812,945	$871,079
ATM Mid Cap Managed Volatility	$87,044	$90,837
ATM Small Cap Managed Volatility	$281,617	$296,712
EQ/400 Managed Volatility	$285,480	$290,796
EQ/500 Managed Volatility	$2,719,225	$2,850,243
EQ/2000 Managed Volatility	$1,066,257	$1,117,643
EQ/AB Dynamic Aggressive Growth	$1,128,348	$1,647,629
EQ/AB Dynamic Growth	$2,020,321	$2,290,925
EQ/AB Dynamic Moderate Growth	$3,955,462	$4,126,823
EQ/AB Short Duration Government Bond	$483,050	$469,038
EQ/AB Small Cap Growth	$5,070,654	$5,398,765
EQ/AB Sustainable U.S. Thematic	$33,358	$49,054
EQ/American Century Mid Cap Value	$2,444,188	$2,550,353
EQ/American Century Moderate Growth Allocation	$224,268	$324,804
EQ/Capital Group Research	$2,043,171	$2,344,414
EQ/ClearBridge Large Cap Growth ESG	$1,277,844	$1,562,707
EQ/ClearBridge Select Equity Managed Volatility	$1,342,284	$1,457,521
EQ/Common Stock Index	$1,485,471	$1,636,915
EQ/Core Bond Index	$855,631	$891,526
EQ/Core Plus Bond[2]	$1,269,272	$1,273,816
EQ/Emerging Markets Equity PLUS	$222,118	$249,493
EQ/Equity 500 Index	$1,755,993	$2,056,210
EQ/Fidelity Institutional AM® Large Cap	$3,039,885	$3,706,570
EQ/Franklin Rising Dividends	$965,431	$838,624
EQ/Franklin Small Cap Value Managed Volatility	$857,616	$519,106
EQ/Global Equity Managed Volatility	$2,697,667	$2,862,710
EQ/Goldman Sachs Growth Allocation[3]	$661,533	$1,027,650
EQ/Goldman Sachs Mid Cap Value	$537,410	$620,058
EQ/Goldman Sachs Moderate Growth Allocation[4]	$1,540,703	$1,699,531
EQ/Intermediate Corporate Bond[5]	$44,109	$234,968
EQ/Intermediate Government Bond	$1,014,539	$751,215
EQ/International Core Managed Volatility	$1,923,764	$1,902,268
EQ/International Equity Index	$311,963	$344,369
EQ/International Managed Volatility	$662,260	$632,546
EQ/International Value Managed Volatility	$1,890,613	$1,758,270
EQ/Invesco Comstock	$1,091,932	$1,173,484
EQ/Invesco Global	$1,292,711	$1,555,018
EQ/Invesco Global Real Assets	$919,473	$939,746
EQ/Invesco Moderate Allocation	$833,071	$916,160
EQ/Invesco Moderate Growth Allocation	$653,471	$850,406
EQ/Janus Enterprise	$4,958,604	$5,340,205
EQ/JPMorgan Growth Allocation	$1,270,117	$1,758,666
104

Portfolio	Sub-Advisory Fee
	2023	2024	2025
EQ/JPMorgan Growth Stock[6]	$4,930,903	$5,205,942
EQ/JPMorgan Hedged Equity and Premium Income[7]	$586,556	$706,864
EQ/JPMorgan Value Opportunities	$2,828,085	$3,151,013
EQ/Large Cap Core Managed Volatility	$2,407,398	$2,494,520
EQ/Large Cap Growth Index	$568,681	$719,535
EQ/Large Cap Growth Managed Volatility	$4,636,266	$5,038,031
EQ/Large Cap Value Index	$122,738	$134,367
EQ/Large Cap Value Managed Volatility	$4,411,509	$4,535,396
EQ/Lazard Emerging Markets Equity	$2,217,085	$2,426,635
EQ/Long-Term Bond	$344,685	$392,938
EQ/Loomis Sayles Growth	$2,672,391	$2,917,561
EQ/MFS International Growth	$4,365,101	$4,548,116
EQ/MFS International Intrinsic Value	$4,675,450	$5,082,896
EQ/MFS Mid Cap Focused Growth	$1,452,757	$1,732,428
EQ/MFS Technology	$2,747,515	$4,015,925
EQ/MFS Utilities Series	$839,411	$832,135
EQ/Mid Cap Index	$336,517	$380,463
EQ/Mid Cap Value Managed Volatility	$2,722,290	$2,774,988
EQ/Money Market	$795,016	$931,894
EQ/Morgan Stanley Small Cap Growth	$1,182,735	$1,196,940
EQ/PIMCO Global Real Return	$279,582	$270,477
EQ/PIMCO Real Return	$204,173	$196,733
EQ/PIMCO Total Return ESG	$642,033	$644,258
EQ/PIMCO Ultra Short Bond	$1,220,177	$1,225,550
EQ/Quality Bond PLUS	$1,082,924	$1,052,647
EQ/Small Company Index	$378,141	$431,834
EQ/T. Rowe Price Health Sciences	$1,094,072	$1,105,948
EQ/Value Equity	$2,754,553	$2,903,472
EQ/Wellington Energy	$533,537	$530,871
Multimanager Aggressive Equity	$2,602,950	$3,234,508
Multimanager Core Bond	$1,720,531	$1,728,139
Multimanager Technology	$2,998,298	$3,760,849
Equitable Conservative Growth MF/ETF	—	—
1
Inclusive of sub-advisory fee waiver in the amount of $55,653, $56,551, and $_____ for 1290 VT DoubleLine Opportunistic Bond Portfolio for 2023, 2024, and 2025, respectively.
2
Sub-advisory fees paid in 2023 include fees paid by the Portfolio’s predecessor series.
3
Inclusive of sub-advisory fee waiver in the amount of $174,955, $212,376, and $_____ for EQ/Goldman Sachs Growth Allocation Portfolio for 2023, 2024, and 2025, respectively.
4
Inclusive of sub-advisory fee waiver in the amount of $115,156, $215,867, and $_____ for EQ/Goldman Sachs Moderate Growth Allocation Portfolio for 2023, 2024, and 2025, respectively.
5
EQ/Intermediate Corporate Bond Portfolio commenced operations on April 3, 2023; accordingly, no sub-advisory fees were paid to AllianceBernstein prior to April 3, 2023.
6
Effective July 31, 2023, the EQ/T. Rowe Price Growth Stock Portfolio was renamed EQ/JPMorgan Growth Stock Portfolio.
7
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
The following table discloses, with respect to each Portfolio’s Sub-Adviser(s), information about persons who control the Sub-Adviser.
105

Portfolio	Name and Control Persons of the Sub-Adviser
1290 VT Natural Resources
1290 VT Real Estate
EQ/AB Dynamic Aggressive Growth
EQ/AB Dynamic Growth
EQ/AB Dynamic Moderate Growth
EQ/AB Short Duration Government Bond
EQ/AB Small Cap Growth
EQ/AB Sustainable U.S. Thematic
EQ/Common Stock Index
EQ/Equity 500 Index
EQ/International Equity Index
EQ/Large Cap Growth Index
EQ/Small Company Index
EQ/Large Cap Value Index
EQ/Long-Term Bond
EQ/Mid Cap Index
EQ/Intermediate Corporate Bond

AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

EQ/American Century Mid Cap Value EQ/American Century Moderate Growth Allocation
American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute
for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

EQ/Value Equity
Aristotle Capital is a registered investment adviser and organized as a limited liability company. Howard
Gleicher, Aristotle Capital’s CEO and Chief Investment Officer and Richard S. Hollander, Aristotle
Capital’s Chairman, are each control persons.

1290 VT SmartBeta Equity ESG	AXA IM is a wholly-owned subsidiary of BNP Paribas Cardif S.A.
1290 VT Equity Income
Barrow Hanley is majority owned by Perpetual Limited (Perpetual Group) (ASX: PPT), a global financial services firm operating a multi-boutique asset management business, as well as wealth management and trustee services businesses.

1290 VT Socially Responsible
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock Inc. (“BlackRock”). BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

EQ/Money Market	Dreyfus, a division of Mellon Investments Corporation, is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly-traded financial services company.
EQ/Capital Group Research
Capital International, Inc. is a wholly-owned subsidiary of Capital Group International, Inc. that is owned by Capital Research and Management Company, a wholly owned subsidiary of The Capital
Group Companies, Inc. and provides investment management services to institutional investors and governmental entities, a registered investment company and other pooled investment vehicles exempt from registration.

EQ/ClearBridge Large Cap Growth ESG	ClearBridge is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry.
1290 VT DoubleLine Opportunistic Bond
DoubleLine is a registered investment adviser, organized as a Delaware limited partnership. Jeffrey E.
Gundlach, DoubleLine’s Chief Executive Officer and Chief Investment Officer, owns a significant percentage of DoubleLine and is deemed to be a control person.

EQ/Fidelity Institutional AM® Large Cap
FIAM LLC is an indirectly held subsidiary of FMR LLC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including
Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The
Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series
B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

106

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Franklin Rising Dividends
Franklin Advisers is a wholly-owned subsidiary of Franklin Resources Inc., a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Franklin Resources Inc.

1290 VT GAMCO Mergers & Acquisitions 1290 VT GAMCO Small Company Value
GAMCO is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GAMI”). Mr. Mario J. Gabelli may be
deemed a controlling person of GAMCO because of his controlling interest in GAMI, the parent company of GAMCO, a financial services company.

EQ/Goldman Sachs Growth Allocation EQ/Goldman Sachs Moderate Growth Allocation EQ/Goldman Sachs Mid Cap Value	GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC.
EQ/Invesco Comstock EQ/Invesco Global EQ/Invesco Moderate Allocation EQ/Invesco Moderate Growth Allocation
Invesco, as successor in interest to multiple investment advisers, is an indirect wholly- owned subsidiary of Invesco Ltd., a publicly-traded company, that through its subsidiaries, engages in the business of investment management on an international basis.

EQ/Invesco Global Real Assets
Invesco, as successor in interest to multiple investment advisers, is an indirect wholly- owned subsidiary of Invesco Ltd., a publicly-traded company, that through its subsidiaries, engages in the business of investment management on an international basis.

EQ/Janus Enterprise
Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc.

EQ/JPMorgan Growth Allocation EQ/JPMorgan Growth Stock EQ/JPMorgan Hedged Equity and Premium Income EQ/JPMorgan Value Opportunities	JPMorgan is a registered investment adviser and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company.
EQ/Lazard Emerging Markets Equity	Lazard is a wholly-owned subsidiary of Lazard, Inc.
EQ/Loomis Sayles Growth
Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles &
Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a
direct subsidiary of Natixis Investment Managers, an international asset management group based in
Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm.
Natixis is wholly-owned by Groupe BPCE, France's second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks.

EQ/MFS International Growth EQ/MFS International Intrinsic Value EQ/MFS Mid Cap Focused Growth EQ/MFS Technology EQ/MFS Utilities Series
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.

1290 VT Convertible Securities EQ/Core Bond Index EQ/Intermediate Government Bond
SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and certain other advisory affiliates of
State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

EQ/PIMCO Ultra Short Bond EQ/PIMCO Global Real Return EQ/PIMCO Real Return EQ/PIMCO Total Return ESG
PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset
Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a
Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset
Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset
Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO
LLC’s managing member and direct parent entity. Through various holding company structures, Allianz
Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its
Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

EQ/T. Rowe Price Health Sciences	T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
EQ/Wellington Energy Portfolio	Wellington Management is a Delaware limited liability partnership whose sole business is investment management.
107

Portfolio	Name and Control Persons of the Sub-Adviser
Multimanager Aggressive Equity	1832 Asset Management is an indirect wholly-owned subsidiary of The Bank of Nova Scotia.
AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
Westfield is 100% employee owned.
Multimanager Technology
AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

FIAM LLC is an indirectly held subsidiary of FMR LLC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including
Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The
Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series
B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment
Advisors and FIL Investment Advisors (UK) Limited. Members of the Johnson family, including Abigail
Johnson, are the predominant owners, directly or indirectly through trusts or other legal structures, of
FIL Limited. While the Johnson family’s ownership of FIL Limited voting stock may fluctuate from time to time as a result of changes in the total number of shares of FIL Limited voting stock outstanding, it normally represents more than 25% of the total votes which may be cast by all holders of FIL Limited voting stock. No natural person, directly or indirectly, owns 25% or more of the shares or holds 25% or more of the voting rights in FIL Limited or directly or indirectly has the right to appoint or remove a majority of the directors of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FIL Limited, FIL Investment Advisors and FIL Investment Advisors (UK) Limited are not subsidiaries of or affiliated with FIAM LLC.
Wellington Management is a Delaware limited liability partnership whose sole business is investment management.
EQ/Large Cap Value Managed Volatility
AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

Aristotle Capital is a registered investment adviser and organized as a limited liability company. Howard
Gleicher, Aristotle Capital’s CEO and Chief Investment Officer and Richard S. Hollander, Aristotle
Capital’s Chairman, are each control persons.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.

EQ/500 Managed Volatility
EQ/400 Managed Volatility
EQ/2000 Managed Volatility
EQ/International Managed Volatility
ATM Large Cap Managed Volatility
ATM Mid Cap Managed Volatility
ATM Small Cap Managed Volatility
ATM International Managed Volatility

AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

108

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Emerging Markets Equity PLUS
AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

EARNEST is owned approximately 87% by Westchester Limited EP, LLC and 13% by EP Partner Pool, LLC.
EQ/Core Plus Bond	AXA IM is a wholly-owned subsidiary of BNP Paribas Cardif S.A.
Brandywine is a wholly-owned, but independently operated, subsidiary of Legg Mason, Inc. Legg
Mason, Inc. is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry.

Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles &
Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a
direct subsidiary of Natixis Investment Managers, an international asset management group based in
Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm.
Natixis is wholly-owned by Groupe BPCE, France's second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks.

EQ/Quality Bond PLUS
AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset
Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a
Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset
Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset
Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO
LLC’s managing member and direct parent entity. Through various holding company structures, Allianz
Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its
Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

EQ/Large Cap Core Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Capital International, Inc. is a wholly-owned subsidiary of Capital Group International, Inc. that is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital
Group Companies, Inc., and provides investment management services to institutional investors and governmental entities, a registered investment company and other pooled investment vehicles exempt from registration.

GQG Partners LLC is a wholly owned subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. The majority owner of GQG Partners Inc. is QVFT LLC, which is controlled by Rajiv Jain, GQG’s Chairman and Chief Investment Officer.

Vaughan Nelson is a wholly-owned subsidiary of Natixis Investment Managers, LLC, which is part of
Natixis Investment Managers, an international asset management group based in Paris, France. Natixis
Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

EQ/ClearBridge Select Equity Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

ClearBridge is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry.
109

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Mid Cap Value Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Diamond Hill, an Ohio corporation, is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded investment adviser.
Wellington Management is a Delaware limited liability partnership whose sole business is investment management.
Multimanager Core Bond
BlackRock Financial is an indirect wholly-owned subsidiary of BlackRock. BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

DoubleLine is a registered investment adviser, organized as a Delaware limited partnership. Jeffrey
E.Gundlach, DoubleLine’s Chief Executive Officer and Chief Investment Officer, owns a significant percentage of DoubleLine and is deemed to be a control person.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset
Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a
Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset
Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset
Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO
LLC’s managing member and direct parent entity. Through various holding company structures, Allianz
Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its
Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and certain other advisory affiliates of
State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.

EQ/International Core Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

EARNEST is owned approximately 87% by Westchester Limited EP, LLC and 13% by EP Partner Pool, LLC.
Federated is a wholly-owned subsidiary of Federated Hermes, Inc., a publicly traded provider of investment management products and related financial services.
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.

EQ/Franklin Small Cap Value Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Franklin Mutual is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.

EQ/International Value Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Harris is a wholly-owned subsidiary of Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers (“Natixis IM”), an international asset management group based in Paris,
France, that is part of the Global Financial Services division of Groupe BPCE. Natixis IM is wholly owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by BPCE,
France’s second largest banking group.

1290 VT High Yield Bond	AXA IM is a wholly-owned subsidiary of BNP Paribas Cardif S.A.
Post is majority owned by Gateway Credit Advisory Holdings LLC, a joint venture of Nexus Capital Management LP and Aranda Principal Strategies, a wholly owned subsidiary of Temasek Holdings Limited.
110

Portfolio	Name and Control Persons of the Sub-Adviser
1290 VT Small Cap Value
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

HKAM is a wholly-owned subsidiary of Horizon Kinetics Holding Corporation, a publicly traded company. Horizon Kinetics Holding Corporation is parent company to one U.S. registered investment adviser, HKAM, and two limited purpose broker-dealers.

EQ/Large Cap Growth Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles &
Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a
direct subsidiary of Natixis Investment Managers, an international asset management group based in
Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm.
Natixis is wholly-owned by Groupe BPCE, France's second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Polen is controlled by Chief Executive Officer Stan Moss, Portfolio Manager & Analyst Dan Davidowitz and Head of Team & Portfolio Manager Damon Ficklin.
JPMorgan is a registered investment adviser and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company.
EQ/Global Equity Managed Volatility
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Invesco, as successor in interest to multiple investment advisers, is an indirect wholly- owned subsidiary of Invesco Ltd., a publicly-traded company, that through its subsidiaries, engages in the business of investment management on an international basis.

MSIM is a subsidiary of Morgan Stanley, a publicly-held financial services company.
1290 VT Micro Cap
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Lord Abbett is owned by its members.
EQ/Morgan Stanley Small Cap Growth
BlackRock Investment, a global investment manager, is an indirect wholly-owned subsidiary of
BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

MSIM is a subsidiary of Morgan Stanley, a publicly held financial services company.
Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix B.
Personal Trading Policies
The Trust, the Adviser, the Administrator (as defined below), and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio for which a Sub-Adviser serves as an investment sub-adviser. The Codes of Ethics of the Trust, the Adviser, the Administrator, the Distributor and the Sub-Advisers have been filed as exhibits to the Trust’s Registration Statement.
The Administrator
Pursuant to a Mutual Funds Service Agreement, Equitable Investment Management, LLC (the “Administrator”) provides the Trust with necessary administrative, fund accounting, and compliance services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required
111

to provide such administrative services to the Trust. For these administrative services, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee, as described below.
With respect to the 1290 VT Convertible Securities Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity ESG Portfolio, 1290 VT Socially Responsible Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/AB Sustainable U.S. Thematic Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Group Research Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Invesco Comstock Portfolio, EQ/Invesco Global Portfolio, EQ/Invesco Global Real Assets Portfolio, EQ/Janus Enterprise Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/Long-Term Bond Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return ESG Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Value Equity Portfolio, and EQ/Wellington Energy Portfolio (collectively, the “Single-Advised Portfolios”), each Portfolio pays the Administrator its proportionate share of an asset-based administration fee of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0900% of the next $5 billion; 0.0775% of the next $10 billion; 0.0750% of the next $30 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Single-Advised Portfolio is subject to a minimum annual fee of $30,000.
With respect to the 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Moderate Growth Allocation Portfolio, 1290 VT Small Cap Value Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Core Plus Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Technology Portfolio, and EQ/All Asset Growth Allocation Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Aggressive Allocation Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the paragraph immediately below); 0.110% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Aggregated Portfolio is subject to a minimum annual fee of $32,500.
112

Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. to provide the Trust with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting support services, subject to the supervision of the Administrator. The Administrator pays JPMorgan Chase Bank, N.A. a fee for these services.
During the fiscal years ended December 31, 2023, December 31, 2024, and December 31, 2025, respectively, the Portfolios and predecessor series paid the following fees to the Administrator for administrative services.
Portfolio	Administration Fee
	2023	2024	2025
1290 VT Convertible Securities	$38,196	$41,431
1290 VT DoubleLine Opportunistic Bond	$494,837	$493,570
1290 VT Equity Income	$458,183	$444,845
1290 VT GAMCO Mergers & Acquisitions	$157,606	$153,262
1290 VT GAMCO Small Company Value	$3,087,540	$3,301,957
1290 VT High Yield Bond	$282,625	$305,507
1290 VT Micro Cap	$186,805	$193,988
1290 VT Moderate Growth Allocation	$178,174	$237,705
1290 VT Multi-Alternative Strategies	$30,000	$30,001
1290 VT Natural Resources	$35,859	$30,683
1290 VT Real Estate	$31,983	$32,844
1290 VT Small Cap Value	$473,044	$498,244
1290 VT SmartBeta Equity ESG	$314,709	$335,142
1290 VT Socially Responsible	$208,979	$240,708
ATM International Managed Volatility	$1,625,227	$1,557,106
ATM Large Cap Managed Volatility	$3,446,204	$3,644,484
ATM Mid Cap Managed Volatility	$368,309	$383,872
ATM Small Cap Managed Volatility	$1,194,337	$1,249,518
EQ/400 Managed Volatility	$1,069,348	$1,100,133
EQ/500 Managed Volatility	$10,181,691	$10,783,068
EQ/2000 Managed Volatility	$3,994,230	$4,227,803
EQ/AB Dynamic Aggressive Growth	$576,949	$827,474
EQ/AB Dynamic Growth	$1,032,992	$1,151,294
EQ/AB Dynamic Moderate Growth	$2,022,492	$2,074,797
EQ/AB Short Duration Government Bond	$904,482	$860,629
EQ/AB Small Cap Growth	$2,308,074	$2,461,147
EQ/AB Sustainable U.S. Thematic	$30,003	$29,999
EQ/Aggressive Allocation	$3,856,794	$4,084,754
EQ/Aggressive Growth Strategy	$6,157,887	$6,835,916
EQ/All Asset Growth Allocation	$561,198	$567,673
EQ/American Century Mid Cap Value	$548,701	$561,953
EQ/American Century Moderate Growth Allocation	$127,423	$181,291
EQ/Balanced Strategy	$4,029,732	$4,147,974
EQ/Capital Group Research	$494,487	$573,040
EQ/ClearBridge Large Cap Growth ESG	$341,430	$409,368
EQ/ClearBridge Select Equity Managed Volatility	$792,899	$845,325
EQ/Common Stock Index	$5,835,422	$6,643,860
EQ/Conservative Allocation	$990,335	$883,771
EQ/Conservative-Plus Allocation	$1,124,456	$1,052,957
EQ/Conservative Growth Strategy	$1,419,495	$1,448,928
113

Portfolio	Administration Fee
	2023	2024	2025
EQ/Conservative Strategy	$774,851	$749,335
EQ/Core Bond Index	$4,715,881	$4,840,907
EQ/Core Plus Bond	$956,236	$946,041
EQ/Emerging Markets Equity PLUS	$105,200	$118,280
EQ/Equity 500 Index	$7,521,758	$9,204,114
EQ/Fidelity Institutional AM® Large Cap	$946,709	$1,138,595
EQ/Franklin Rising Dividends	$290,270	$310,267
EQ/Franklin Small Cap Value Managed Volatility	$337,017	$340,394
EQ/Global Equity Managed Volatility	$2,112,224	$2,178,828
EQ/Goldman Sachs Growth Allocation	$397,875	$634,129
EQ/Goldman Sachs Mid Cap Value	$125,768	$142,163
EQ/Goldman Sachs Moderate Growth Allocation	$878,643	$979,948
EQ/Growth Strategy	$5,720,793	$6,012,605
EQ/Intermediate Corporate Bond	$274,811	$1,437,277
EQ/Intermediate Government Bond	$5,708,004	$3,983,603
EQ/International Core Managed Volatility	$1,533,648	$1,501,950
EQ/International Equity Index	$1,459,727	$1,579,529
EQ/International Managed Volatility	$2,480,185	$2,393,665
EQ/International Value Managed Volatility	$1,297,263	$1,255,971
EQ/Invesco Comstock	$257,000	$271,740
EQ/Invesco Global	$360,740	$431,808
EQ/Invesco Global Real Assets	$191,291	$191,590
EQ/Invesco Moderate Allocation	$425,985	$460,509
EQ/Invesco Moderate Growth Allocation	$334,152	$427,259
EQ/Janus Enterprise	$1,259,237	$1,333,932
EQ/JPMorgan Growth Allocation	$649,505	$883,516
EQ/JPMorgan Growth Stock*	$1,859,788	$2,385,796
EQ/JPMorgan Hedged Equity and Premium Income**	$299,939	$355,240
EQ/JPMorgan Value Opportunities	$899,814	$1,000,052
EQ/Large Cap Core Managed Volatility	$2,495,351	$2,594,379
EQ/Large Cap Growth Index	$1,772,851	$2,198,481
EQ/Large Cap Growth Managed Volatility	$5,125,332	$5,827,006
EQ/Large Cap Value Index	$719,143	$775,671
EQ/Large Cap Value Managed Volatility	$4,723,581	$4,837,754
EQ/Lazard Emerging Markets Equity	$363,464	$394,741
EQ/Long-Term Bond	$2,151,088	$2,403,828
EQ/Loomis Sayles Growth	$714,124	$764,550
EQ/MFS International Growth	$1,176,856	$1,208,400
EQ/MFS International Intrinsic Value	$1,010,852	$1,090,544
EQ/MFS Mid Cap Focused Growth	$382,247	$453,950
EQ/MFS Technology	$577,856	$857,077
EQ/MFS Utilities Series	$197,227	$191,356
EQ/Mid Cap Index	$2,052,995	$2,280,380
EQ/Mid Cap Value Managed Volatility	$2,035,675	$2,079,705
EQ/Moderate Allocation	$7,083,028	$6,931,759
EQ/Moderate-Plus Allocation	$8,917,033	$8,923,210
EQ/Moderate Growth Strategy	$6,860,918	$7,003,310
114

Portfolio	Administration Fee
	2023	2024	2025
EQ/Money Market	$1,890,709	$2,187,726
EQ/Morgan Stanley Small Cap Growth	$473,137	$483,678
EQ/PIMCO Global Real Return	$104,699	$99,271
EQ/PIMCO Real Return	$76,460	$72,213
EQ/PIMCO Total Return ESG	$240,426	$236,451
EQ/PIMCO Ultra Short Bond	$761,480	$749,578
EQ/Quality Bond PLUS	$1,526,673	$1,445,674
EQ/Small Company Index	$1,179,724	$1,320,110
EQ/T. Rowe Price Health Sciences	$170,724	$169,146
EQ/Ultra Conservative Strategy	$3,102,683	$2,510,180
EQ/Value Equity	$1,397,321	$1,459,987
EQ/Wellington Energy	$129,331	$126,043
Multimanager Aggressive Equity	$1,742,813	$2,093,912
Multimanager Core Bond	$1,081,624	$1,060,601
Multimanager Technology	$1,820,573	$2,257,344
Equitable Conservative Growth MF/ETF Portfolio	$89,222	$96,546
Equitable Growth MF/ETF Portfolio	$32,510	$32,519
Equitable Moderate Growth MF/ETF Portfolio	$32,508	$32,509
Target 2015 Allocation	$37,895	$33,037
Target 2025 Allocation	$184,106	$183,284
Target 2035 Allocation	$260,214	$305,853
Target 2045 Allocation	$237,715	$288,396
Target 2055 Allocation	$107,906	$145,302
*
Effective July 31, 2023, the EQ/T. Rowe Price Growth Stock Portfolio was renamed EQ/JPMorgan Growth Stock Portfolio.
**
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
The Distributor
The Trust has distribution agreements with Equitable Distributors (also referred to as the “Distributor”), by which Equitable Distributors serves as the Distributor for the Trust’s Class IA shares, Class IB shares and Class K shares. Equitable Distributors is an indirect wholly owned subsidiary of Equitable Financial and an affiliate of EIM, and its address is 1345 Avenue of the Americas, New York, New York 10105.
The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually (i) by a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any such related agreement, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such Agreements and (ii) by vote of either a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.
The Trust has adopted Rule 12b-1 Distribution Plans in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Distribution Plans, each Portfolio is authorized to pay the Distributor an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IA and Class IB shares. There is no distribution plan with respect to Class K shares and the Portfolios pay no service or distribution fees with respect to those shares.
The Board considered various factors in connection with its decision as to whether to approve the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans would address those
115

circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1 Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.
Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.
Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class IA and Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IA and Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IA and Class IB shares.
The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for expenses incurred and services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’, renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IA and Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IA and Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IA and Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IA and Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IA and Class IB shares.
The Distributor does not receive any underwriting discounts or commissions, compensation on redemptions and repurchases, or brokerage commissions from the Trust.
Equitable Financial and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Sub-Advisers of the Trust’s Portfolios, which may include Underlying Funds in which the Portfolios invest, and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios.
116

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.
The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributor of the Class IA and Class IB shares in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement, cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on the Distribution Agreements. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated as to Class IA and Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IA and Class IB shares of the Portfolio, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class IA or Class IB average daily net assets annually) that may be spent for distribution of Class IA or Class IB shares of any Portfolio without the approval of Class IA or Class IB shareholders of that Portfolio.
The table below shows the amount paid by the Class IA and Class IB shares of each listed Portfolio and predecessor series to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the fiscal year ended December 31, 2025.
	Class IA Distribution Fee Paid to Equitable Distributors	Class IB Distribution Fee Paid to Equitable Distributors	Total Distribution Fees
1290 VT Convertible Securities	$—
1290 VT DoubleLine Opportunistic Bond	$—
1290 VT Equity Income
1290 VT GAMCO Mergers & Acquisitions
1290 VT GAMCO Small Company Value
1290 VT High Yield Bond	$—
1290 VT Micro Cap	$—
1290 VT Moderate Growth Allocation	$—
1290 VT Multi-Alternative Strategies	$—
1290 VT Natural Resources	$—
1290 VT Real Estate	$—
1290 VT Small Cap Value	$—
1290 VT SmartBeta Equity ESG	$—
1290 VT Socially Responsible
EQ/All Asset Growth Allocation
EQ/400 Managed Volatility	$—
EQ/500 Managed Volatility	$—
EQ/2000 Managed Volatility	$—
EQ/AB Dynamic Aggressive Growth	$—
EQ/AB Dynamic Growth	$—
117

	Class IA Distribution Fee Paid to Equitable Distributors	Class IB Distribution Fee Paid to Equitable Distributors	Total Distribution Fees
EQ/AB Dynamic Moderate Growth	$—
EQ/AB Short Duration Government Bond	$—
EQ/AB Small Cap Growth
EQ/AB Sustainable U.S. Thematic	$—
EQ/Aggressive Allocation
EQ/Aggressive Growth Strategy	$—
EQ/American Century Mid Cap Value	$—
EQ/American Century Moderate Growth Allocation	$—
EQ/Balanced Strategy	$—
EQ/Capital Group Research
EQ/ClearBridge Large Cap Growth ESG
EQ/ClearBridge Select Equity Managed Volatility
EQ/Common Stock Index
EQ/Conservative Allocation
EQ/Conservative-Plus Allocation
EQ/Conservative Growth Strategy	$—
EQ/Conservative Strategy	$—
EQ/Core Bond Index
EQ/Core Plus Bond
EQ/Emerging Markets Equity PLUS	$—
EQ/Equity 500 Index
EQ/Fidelity Institutional AM® Large Cap	$—
EQ/Franklin Rising Dividends	$—
EQ/Franklin Small Cap Value Managed Volatility
EQ/Global Equity Managed Volatility
EQ/Goldman Sachs Growth Allocation	$—
EQ/Goldman Sachs Mid Cap Value	$—
EQ/Goldman Sachs Moderate Growth Allocation	$—
EQ/Growth Strategy
EQ/Intermediate Corporate Bond	$—
EQ/Intermediate Government Bond
EQ/International Core Managed Volatility
EQ/International Equity Index
EQ/International Managed Volatility	$—
EQ/International Value Managed Volatility
EQ/Invesco Comstock
EQ/Invesco Global
EQ/Invesco Global Real Assets	$—
EQ/Invesco Moderate Allocation	$—
EQ/Invesco Moderate Growth Allocation	$—
EQ/Janus Enterprise
EQ/JPMorgan Growth Allocation	$—
EQ/JPMorgan Growth Stock
EQ/JPMorgan Hedged Equity and Premium Income*	$—
118

	Class IA Distribution Fee Paid to Equitable Distributors	Class IB Distribution Fee Paid to Equitable Distributors	Total Distribution Fees
EQ/JPMorgan Value Opportunities
EQ/Large Cap Core Managed Volatility
EQ/Large Cap Growth Index
EQ/Large Cap Growth Managed Volatility
EQ/Large Cap Value Index
EQ/Large Cap Value Managed Volatility
EQ/Lazard Emerging Markets Equity	$—
EQ/Long-Term Bond	$—
EQ/Loomis Sayles Growth
EQ/MFS International Growth
EQ/MFS International Intrinsic Value	$—
EQ/MFS Mid Cap Focused Growth	$—
EQ/MFS Technology	$—
EQ/MFS Utilities Series	$—
EQ/Mid Cap Index
EQ/Mid Cap Value Managed Volatility
EQ/Moderate Allocation
EQ/Moderate-Plus Allocation
EQ/Moderate Growth Strategy	$—
EQ/Money Market
EQ/Morgan Stanley Small Cap Growth	$—
EQ/PIMCO Global Real Return	$—
EQ/PIMCO Real Return	$—
EQ/PIMCO Total Return ESG	$—
EQ/PIMCO Ultra Short Bond
EQ/Quality Bond PLUS
EQ/Small Company Index
EQ/T. Rowe Price Health Sciences	$—
EQ/Ultra Conservative Strategy	$—
EQ/Value Equity
EQ/Wellington Energy	$—
Multimanager Aggressive Equity
Multimanager Core Bond
Multimanager Technology
Equitable Conservative Growth MF/ETF	$—
Equitable Growth MF/ETF	$—
Equitable Moderate Growth MF/ETF	$—
Target 2015 Allocation	$—
Target 2025 Allocation	$—
Target 2035 Allocation	$—
Target 2045 Allocation	$—
Target 2055 Allocation	$—
*
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
119

Compensation to Financial Intermediaries
In addition to the distribution and service fees paid by the Portfolios to the Distributor for the purpose of compensating certain financial intermediaries and for other purposes (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of their affiliates, including the Administrator) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”).
As described in the Prospectus and in more detail below, the Adviser and the Distributor (and their affiliates) may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Portfolios and/or support services that benefit Contract owners, plan participants or other investors who purchase through financial intermediaries, to reimburse certain expenses related to processing sales of Portfolio shares and to pay incentives to market the Portfolios, to cooperate with the Distributor’s or financial intermediaries’ promotional efforts or in recognition of financial intermediaries’ marketing support, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by the Portfolios, Contract owners, plan participants or other investors who purchase through financial intermediaries as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in the Portfolios’ Prospectuses.
Subaccounting and Other Payments.   Payments by the Adviser and/or the Distributor (and their affiliates, including the Administrator) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios and participants in retirement plans (collectively referred to as “subaccounting” and Contract owners and participants, “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws. In accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.
Marketing Support Payments.  Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries also may include payments for marketing support services, including: providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of Contract owners that allocate contract value indirectly to one or more Portfolios, plan participants or other investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services.
Other Payments.   From time to time, the Distributor or the Adviser (or an affiliate) at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Portfolio shares. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for financial intermediary representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by financial intermediary representatives and other employees in connection
120

with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.
Payment Amounts.   The payments to financial intermediaries as described above generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Adviser or Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or Distributor (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.
The Adviser or Distributor or its affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial intermediaries at any time without notice. For more specific information about any revenue sharing and/or subaccounting payments made to your financial intermediary, investors should contact their investment professionals.
Brokerage Allocation and Other Strategies
Brokerage Commissions
The Portfolios of the Trust may be charged securities brokers’ commissions, transfer taxes, and similar fees relating to securities transactions. The Adviser and the Sub-Advisers of the Portfolios, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Adviser and the Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.
Investment company securities (including securities of the Underlying Funds, but not including securities of ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.
Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Portfolio for a fixed-income security, the price paid by a Portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.
The Adviser and Sub-Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser or Sub-Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and by policies adopted by the Trustees, the Adviser and Sub-Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Adviser and Sub-Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation
121

to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts for which it exercises investment discretion and that the services provided by a broker provide the Adviser or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio for any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser and the Sub-Advisers or their affiliates may choose to execute futures transactions electronically.
Certain Sub-Advisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Sub-Adviser’s other clients and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.
Certain Sub-Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser and Sub-Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Adviser’s and Sub-Advisers’ expenses in managing the Portfolios.
Securities or other investments held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a Sub-Adviser serves as an investment adviser, or held by the Adviser or a Sub-Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
When the Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In general, the Adviser and the Sub-Advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available
122

cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.
During the years ended December 31, 2023, December 31, 2024 and December 31, 2025 respectively, the Portfolios or a Portfolio’s predecessor, as applicable, listed below paid the amounts indicated in brokerage commissions. Portfolios that were not operational during the periods shown are not included in the tables.
Portfolio†	Brokerage Commissions Paid*
	2023	2024	2025
1290 VT Convertible Securities	$29	$—	$
1290 VT Equity Income	$106,140	$107,307	$
1290 VT GAMCO Mergers & Acquisitions	$135,187	$112,360	$
1290 VT GAMCO Small Company Value	$260,379	$247,452	$
1290 VT High Yield Bond	$1,800	$860	$
1290 VT Micro Cap	$301,521	$270,263	$
1290 VT Moderate Growth Allocation	$5,482	$2,601	$
1290 VT Multi-Alternative Strategies	$2,464	$1,076	$
1290 VT Natural Resources	$1,928	$563	$
1290 VT Real Estate	$973	$1,291	$
1290 VT Small Cap Value	$55,834	$75,102	$
1290 VT SmartBeta Equity ESG	$26,689	$20,360	$
1290 VT Socially Responsible	$2,602	$2,305	$
EQ/All Asset Growth Allocation	$7,504	$2,717	$
ATM International Managed Volatility	$83,550	$67,393	$
ATM Large Cap Managed Volatility	$47,790	$55,316	$
ATM Mid Cap Managed Volatility	$12,750	$15,875	$
ATM Small Cap Managed Volatility	$128,068	$150,028	$
EQ/400 Managed Volatility	$52,063	$42,729	$
EQ/500 Managed Volatility	$142,307	$168,337	$
EQ/2000 Managed Volatility	$517,571	$467,868	$
EQ/AB Dynamic Aggressive Growth	$23,017	$45,211	$
EQ/AB Dynamic Growth	$38,468	$34,919	$
EQ/AB Dynamic Moderate Growth	$114,854	$67,415	$
EQ/AB Short Duration Government Bond	$12,839	$10,561	$
EQ/AB Small Cap Growth	$492,508	$650,674	$
EQ/AB Sustainable U.S. Thematic	$1,142	$2,099	$
EQ/American Century Mid Cap Value	$138,404	$147,287	$
EQ/American Century Moderate Growth Allocation	$9,526	$16,965	$
EQ/Capital Group Research	$84,559	$49,098	$
EQ/ClearBridge Large Cap Growth ESG	$9,954	$15,398	$
EQ/ClearBridge Select Equity Managed Volatility	$73,023	$73,269	$
EQ/Common Stock Index	$55,375	$78,387	$
EQ/Conservative-Plus Allocation	$54,813	$—	$
EQ/Core Bond Index	$20,000	$7,500	$
EQ/Core Plus Bond	$—	$60,223	$
EQ/Emerging Markets Equity PLUS	$10,490	$13,086	$
EQ/Equity 500 Index	$11,920	$10,274	$
EQ/Fidelity Institutional AM® Large Cap	$206,509	$242,036	$
EQ/Franklin Rising Dividends	$8,099	$26,064	$
EQ/Franklin Small Cap Value Managed Volatility	$120,297	$130,272	$
123

Portfolio†	Brokerage Commissions Paid*
	2023	2024	2025
EQ/Global Equity Managed Volatility	$332,800	$355,632	$
EQ/Goldman Sachs Growth Allocation	$14,136	$20,105	$
EQ/Goldman Sachs Mid Cap Value	$62,416	$104,737	$
EQ/Goldman Sachs Moderate Growth Allocation	$22,275	$23,521	$
EQ/Intermediate Government Bond	$57,000	$2,100	$
EQ/International Core Managed Volatility	$451,488	$391,855	$
EQ/International Equity Index	$61,187	$40,642	$
EQ/International Managed Volatility	$122,285	$89,002	$
EQ/International Value Managed Volatility	$123,637	$152,743	$
EQ/Invesco Comstock	$51,614	$68,934	$
EQ/Invesco Global	$87,006	$108,167	$
EQ/Invesco Global Real Assets	$267,050	$292,386	$
EQ/Invesco Moderate Allocation	$2,788	$3,279	$
EQ/Invesco Moderate Growth Allocation	$3,033	$2,856	$
EQ/Janus Enterprise	$216,751	$193,312	$
EQ/JPMorgan Growth Allocation	$51,353	$62,973	$
EQ/JPMorgan Growth Stock††	$374,000	$241,758	$
EQ/JPMorgan Hedged Equity and Premium Income†††	$2,352	$1,948	$
EQ/JPMorgan Value Opportunities	$769,849	$1,025,948	$
EQ/Large Cap Core Managed Volatility	$180,863	$202,213	$
EQ/Large Cap Growth Index	$4,874	$8,168	$
EQ/Large Cap Growth Managed Volatility	$298,776	$293,524	$
EQ/Large Cap Value Index	$3,023	$3,959	$
EQ/Large Cap Value Managed Volatility	$115,202	$123,827	$
EQ/Lazard Emerging Markets Equity	$284,729	$228,807	$
EQ/Loomis Sayles Growth	$49,507	$89,160	$
EQ/MFS International Growth	$191,561	$192,020	$
EQ/MFS International Intrinsic Value	$174,937	$155,059	$
EQ/MFS Mid Cap Focused Growth	$19,793	$22,765	$
EQ/MFS Technology	$33,048	$42,992	$
EQ/MFS Utilities Series	$23,573	$17,660	$
EQ/Mid Cap Index	$18,224	$27,917	$
EQ/Mid Cap Value Managed Volatility	$296,771	$377,259	$
EQ/Morgan Stanley Small Cap Growth	$321,780	$395,535	$
EQ/PIMCO Global Real Return	$8,308	$8,432	$
EQ/PIMCO Real Return	$4,442	$3,748	$
EQ/PIMCO Total Return ESG	$3,797	$6,009	$
EQ/PIMCO Ultra Short Bond	$24,748	$20,505	$
EQ/Quality Bond PLUS	$10,681	$8,482	$
EQ/Small Company Index	$62,691	$64,393	$
EQ/T. Rowe Price Health Sciences	$35,303	$38,952	$
EQ/Value Equity	$131,666	$156,236	$
EQ/Wellington Energy	$16,712	$25,184	$
Multimanager Aggressive Equity	$616,708	$852,067	$
Multimanager Core Bond	$68,280	$55,230	$
Multimanager Technology	$328,975	$290,313	$
Equitable Conservative Growth MF/ETF	$8,213	$2,217	$
124

Portfolio†	Brokerage Commissions Paid*
	2023	2024	2025
Equitable Growth MF/ETF	$1,748	$838	$
Equitable Moderate Growth MF/ETF	$1,780	$802	$
†
The Allocation Portfolios (except for EQ/Conservative-Plus Allocation Portfolio), Strategic Allocation Portfolios, Target Allocation Portfolios, 1290 VT DoubleLine Opportunistic Bond Portfolio, EQ/Core Bond Index Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/Long-Term Bond Portfolio and EQ/Money Market Portfolio are not included in the table above because they did not pay brokerage commissions during the periods indicated.
††
Effective July 31, 2023, the EQ/T. Rowe Price Growth Stock Portfolio was renamed EQ/JPMorgan Growth Stock Portfolio.
†††
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
*
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Adviser, changes in transaction costs and market conditions.
Brokerage Transactions with Affiliates
To the extent permitted by law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Bernstein Institutional Services, LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a Portfolio that has multiple portions advised by different Sub-Advisers and/or the Adviser to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same Portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a Sub-Adviser to a Portfolio for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates.
During the fiscal years ended December 31, 2023, December 31, 2024 and December 31, 2025 respectively, the Portfolios listed below paid the amounts indicated to the affiliated broker-dealers of the Adviser or affiliates of the Sub-Advisers to each Portfolio. Portfolios that were not operational during the periods shown are not included in the tables.
FISCAL YEAR ENDED DECEMBER 31, 2023
Portfolios	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
EQ/American Century Mid Cap Value	Sanford C Bernstein & Co Inc	$16,914	12.22%	15.95%
EQ/American Century Moderate Growth Allocation	Sanford C Bernstein & Co Inc	$1,524	15.99%	16.07%
EQ/ClearBridge Large Cap Growth ESG	Sanford C Bernstein & Co Inc	$186	1.87%	1.33%
EQ/ClearBridge Select Equity Managed Volatility	Sanford C Bernstein & Co Inc	$1,732	2.37%	0.54%
EQ/Fidelity Institutional AM® Large Cap	National Financial Services LLC††	$29,698	14.38%	25.11%
EQ/Franklin Moderate Allocation	Sanford C Bernstein & Co Inc	$2	0.08%	0.02%
EQ/Franklin Rising Dividends	Sanford C Bernstein & Co Inc	$1,430	17.66%	13.71%
EQ/Franklin Small Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$8,663	7.20%	4.51%
EQ/Global Equity Managed Volatility	Invesco Capital Markets, Inc.	$1,410	0.57%	0.18%
EQ/Global Equity Managed Volatility	Sanford C Bernstein & Co Inc	$188	0.08%	0.02%
EQ/Goldman Sachs Mid Cap Value	BTIG LLC	$760	1.22%	0.87%
125

Portfolios	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
EQ/Goldman Sachs Mid Cap Value	Sanford C Bernstein & Co Inc	$1,832	2.93%	1.99%
EQ/Goldman Sachs Mid Cap Value	Liquidnet, Inc. ††	$1,367	2.19%	1.64%
EQ/Goldman Sachs Moderate Growth Allocation	Sanford C Bernstein & Co Inc	$75	0.34%	0.07%
EQ/Invesco Comstock	Invesco Capital Markets, Inc.	$8,466	16.40%	15.24%
EQ/Invesco Global	Invesco Capital Markets, Inc.	$532	0.61%	2.14%
EQ/Invesco Moderate Allocation	Invesco Capital Markets, Inc.	$5	0.18%	0.01%
EQ/Invesco Moderate Growth Allocation	Invesco Capital Markets, Inc.	$23	0.76%	0.07%
EQ/JPMorgan Growth Stock†††	Sanford C Bernstein & Co Inc	$131	0.00%	0.05%
EQ/Large Cap Core Managed Volatility	Sanford C Bernstein & Co Inc	$8,897	4.92%	2.81%
EQ/Large Cap Growth Managed Volatility	Sanford C Bernstein & Co Inc	$12,223	4.09%	0.78%
EQ/Mid Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$356	0.12%	0.01%
EQ/Morgan Stanley Small Cap Growth	Morgan Stanley & Co., Inc.	$236	0.09%	0.01%
EQ/Morgan Stanley Small Cap Growth	Sanford C Bernstein & Co Inc	$164	0.06%	0.15%
EQ/T. Rowe Price Health Sciences	Sanford C Bernstein & Co Inc	$374	1.06%	0.14%
Multimanager Aggressive Equity	Sanford C Bernstein & Co Inc	$5,971	0.97%	0.60%
Multimanager Technology	National Financial Services LLC††	$3,217	0.98%	1.52%
†
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.
††
All or a portion of these commissions may have been paid to executing brokers.
†††
Effective July 31, 2023, the EQ/T. Rowe Price Growth Stock Portfolio was renamed EQ/JPMorgan Growth Stock Portfolio.
FISCAL YEAR ENDED DECEMBER 31, 2024
Portfolios	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
EQ/American Century Mid Cap Value	Bernstein Institutional Services, LLC	$2,881	1.96%	4.58%
EQ/American Century Mid Cap Value	Sanford C Bernstein & Co Inc.	$19,572	13.29%	13.82%
EQ/American Century Moderate Growth Allocation	Bernstein Institutional Services, LLC	$237	1.40%	1.36%
EQ/American Century Moderate Growth Allocation	Sanford C Bernstein & Co Inc	$1,730	10.20%	12.15%
EQ/ClearBridge Select Equity Managed Volatility	Bernstein Institutional Services, LLC	$41	0.06%	0.03%
EQ/ClearBridge Select Equity Managed Volatility	Sanford C Bernstein & Co Inc	$907	1.24%	0.17%
EQ/Fidelity Institutional AM® Large Cap	National Financial Services LLC††	$33,739	13.94%	22.86%
EQ/Franklin Rising Dividends	Bernstein Institutional Services, LLC	$176	0.68%	0.50%
EQ/Franklin Rising Dividends	Sanford C Bernstein & Co Inc	$1,199	4.60%	5.47%
EQ/Franklin Small Cap Value Managed Volatility	Bernstein Institutional Services, LLC	$2,462	1.89%	1.14%
EQ/Franklin Small Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$11,147	8.56%	3.27%
EQ/Global Equity Managed Volatility	Bernstein Institutional Services, LLC	$47	0.02%	0.00%
EQ/Global Equity Managed Volatility	Invesco Capital Markets, Inc.	$835	0.33%	0.12%
EQ/Global Equity Managed Volatility	Sanford C Bernstein & Co Inc	$773	0.30%	0.01%
EQ/Goldman Sachs Mid Cap Value	BTIG LLC	$605	0.58%	0.65%
EQ/Goldman Sachs Mid Cap Value	Sanford C Bernstein & Co Inc	$650	0.62%	0.70%
EQ/Goldman Sachs Mid Cap Value	Liquidnet, Inc. ††	$1,338	1.28%	3.03%
EQ/Invesco Comstock	Invesco Capital Markets, Inc.	$2,852	4.64%	4.10%
EQ/Invesco Global	Invesco Capital Markets, Inc.	$510	0.47%	0.64%
126

Portfolios	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
EQ/Invesco Global	Sanford C Bernstein & Co Inc	$1,412	1.31%	0.32%
EQ/Invesco Global Real Assets	Invesco Capital Markets, Inc.	$13,698	4.68%	13.49%
EQ/Invesco Moderate Allocation	Invesco Capital Markets, Inc.	$13	0.39%	0.01%
EQ/Invesco Moderate Growth Allocation	Invesco Capital Markets, Inc.	$190	6.66%	0.29%
EQ/Large Cap Core Managed Volatility	Bernstein Institutional Services, LLC	$542	0.27%	0.39%
EQ/Large Cap Core Managed Volatility	Sanford C Bernstein & Co Inc	$4,066	2.01%	1.56%
EQ/Large Cap Growth Managed Volatility	Bernstein Institutional Services, LLC	$655	0.22%	0.12%
EQ/Large Cap Growth Managed Volatility	Sanford C Bernstein & Co Inc	$9,102	3.10%	0.50%
EQ/Large Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$678	0.53%	0.09%
EQ/Mid Cap Value Managed Volatility	Bernstein Institutional Services, LLC	$81	0.02%	0.00%
EQ/Mid Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$530	0.14%	0.03%
EQ/Morgan Stanley Small Cap Growth	Bernstein Institutional Services, LLC	$100	0.03%	0.04%
EQ/Morgan Stanley Small Cap Growth	Morgan Stanley & Co., Inc.	$2,980	0.86%	0.47%
EQ/T. Rowe Price Health Sciences	Bernstein Institutional Services, LLC	$11	0.03%	0.04%
EQ/Value Equity	Sanford C Bernstein & Co Inc	$2,846	1.82%	3.76%
Multimanager Aggressive Equity	Bernstein Institutional Services, LLC	$1,404	0.17%	0.12%
Multimanager Aggressive Equity	Sanford C Bernstein & Co Inc	$2,628	0.31%	0.15%
Multimanager Technology	National Financial Services LLC††	$1,956	0.67%	0.98%
†
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.
††
All or a portion of these commissions may have been paid to executing brokers.
FISCAL YEAR ENDED DECEMBER 31, 2025
Portfolios	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
EQ/American Century Mid Cap Value	Bernstein Institutional Services, LLC	$	%	%
EQ/American Century Mid Cap Value	Sanford C Bernstein & Co Inc.	$	%	%
EQ/American Century Moderate Growth Allocation	Bernstein Institutional Services, LLC	$	%	%
EQ/American Century Moderate Growth Allocation	Sanford C Bernstein & Co Inc	$	%	%
EQ/ClearBridge Select Equity Managed Volatility	Bernstein Institutional Services, LLC	$	%	%
EQ/ClearBridge Select Equity Managed Volatility	Sanford C Bernstein & Co Inc	$	%	%
EQ/Fidelity Institutional AM® Large Cap	National Financial Services LLC††	$	%	%
EQ/Franklin Rising Dividends	Bernstein Institutional Services, LLC	$	%	%
EQ/Franklin Rising Dividends	Sanford C Bernstein & Co Inc	$	%	%
EQ/Franklin Small Cap Value Managed Volatility	Bernstein Institutional Services, LLC	$	%	%
EQ/Franklin Small Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$	%	%
EQ/Global Equity Managed Volatility	Bernstein Institutional Services, LLC	$	%	%
EQ/Global Equity Managed Volatility	Invesco Capital Markets, Inc.	$	%	%
EQ/Global Equity Managed Volatility	Sanford C Bernstein & Co Inc	$	%	%
EQ/Goldman Sachs Mid Cap Value	BTIG LLC	$	%	%
EQ/Goldman Sachs Mid Cap Value	Sanford C Bernstein & Co Inc	$	%	%
EQ/Goldman Sachs Mid Cap Value	Liquidnet, Inc. ††	$	%	%
EQ/Invesco Comstock	Invesco Capital Markets, Inc.	$	%	%
EQ/Invesco Global	Invesco Capital Markets, Inc.	$	%	%
127

Portfolios	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
EQ/Invesco Global	Sanford C Bernstein & Co Inc	$	%	%
EQ/Invesco Global Real Assets	Invesco Capital Markets, Inc.	$	%	%
EQ/Invesco Moderate Allocation	Invesco Capital Markets, Inc.	$	%	%
EQ/Invesco Moderate Growth Allocation	Invesco Capital Markets, Inc.	$	%	%
EQ/Large Cap Core Managed Volatility	Bernstein Institutional Services, LLC	$	%	%
EQ/Large Cap Core Managed Volatility	Sanford C Bernstein & Co Inc	$	%	%
EQ/Large Cap Growth Managed Volatility	Bernstein Institutional Services, LLC	$	%	%
EQ/Large Cap Growth Managed Volatility	Sanford C Bernstein & Co Inc	$	%	%
EQ/Large Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$	%	%
EQ/Mid Cap Value Managed Volatility	Bernstein Institutional Services, LLC	$	%	%
EQ/Mid Cap Value Managed Volatility	Sanford C Bernstein & Co Inc	$	%	%
EQ/Morgan Stanley Small Cap Growth	Bernstein Institutional Services, LLC	$	%	%
EQ/Morgan Stanley Small Cap Growth	Morgan Stanley & Co., Inc.	$	%	%
EQ/T. Rowe Price Health Sciences	Bernstein Institutional Services, LLC	$	%	%
EQ/Value Equity	Sanford C Bernstein & Co Inc	$	%	%
Multimanager Aggressive Equity	Bernstein Institutional Services, LLC	$	%	%
Multimanager Aggressive Equity	Sanford C Bernstein & Co Inc	$	%	%
Multimanager Technology	National Financial Services LLC††	$	%	%
†
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.
††
All or a portion of these commissions may have been paid to executing brokers.
Brokerage Transactions Relating to Research Services
For the fiscal year ended December 31, 2025, the Portfolios listed below directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Portfolios paid the brokerage commissions indicated.
Portfolio	Transaction Amount	Related Brokerage Commission Paid
1290 VT Equity Income	$	$
1290 VT Micro Cap	$	$
EQ/Global Equity Managed Volatility	$	$
EQ/International Core Managed Volatility	$	$
EQ/International Value Managed Volatility	$	$
EQ/Large Cap Core Managed Volatility	$	$
EQ/Large Cap Growth Managed Volatility	$	$
EQ/Large Cap Value Managed Volatility	$	$
EQ/Mid Cap Value Managed Volatility	$	$
EQ/AB Dynamic Aggressive Growth	$	$
EQ/AB Dynamic Growth	$	$
EQ/AB Dynamic Moderate Growth	$	$
EQ/AB Small Cap Growth	$	$
EQ/AB Sustainable U.S. Thematic	$	$
EQ/ClearBridge Large Cap Growth ESG	$	$
EQ/Franklin Small Cap Value Managed Volatility	$	$
EQ/JPMorgan Hedged Equity and Premium Income*	$	$
EQ/Janus Enterprise	$	$
EQ/Loomis Sayles Growth	$	$
128

Portfolio	Transaction Amount	Related Brokerage Commission Paid
EQ/Morgan Stanley Small Cap Growth	$	$
EQ/American Century Mid Cap Value	$	$
EQ/ClearBridge Select Equity Managed Volatility	$	$
EQ/Emerging Markets Equity PLUS	$	$
EQ/Fidelity Institutional AM Large Cap	$	$
EQ/Franklin Rising Dividends	$	$
EQ/Goldman Sachs Mid Cap Value	$	$
EQ/Invesco Comstock	$	$
EQ/Invesco Global Real Assets	$	$
EQ/Invesco Global	$	$
EQ/JPMorgan Value Opportunities	$	$
EQ/JPMorgan Growth Allocation	$	$
EQ/JPMorgan Growth Stock	$	$
EQ/Lazard Emerging Markets Equity	$	$
EQ/MFS Technology	$	$
EQ/MFS Utilities Series	$	$
EQ/MFS Mid Cap Focused Growth	$	$
EQ/T. Rowe Price Health Sciences	$	$
EQ/Value Equity	$	$
EQ/Wellington Energy	$	$
Multimanager Aggressive Equity	$	$
Multimanager Technology	$	$
*
Effective October 27, 2025, the EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.
Investments in Regular Broker-Dealers
As of December 31, 2025, the Portfolios listed below owned securities issued by their regular brokers or dealers (or by their parents) as indicated. Portfolios that were not operational during the periods shown are not included in the table.
Portfolios:	Broker or Dealer (or Parent Company)	Type of Security D = Debt E = Equity	Value (000)
1290 VT Convertible Securities	BofA Securities, Inc.	E	$
	J.P. Morgan Securities LLC	D	$
1290 VT DoubleLine Opportunistic Bond	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	UBS Securities LLC	D	$
1290 VT Equity Income	J.P. Morgan Securities LLC	E	$
	Scotia Capital (USA) Inc.	E	$
1290 VT SmartBeta Equity ESG	J.P. Morgan Securities LLC	E	$
	Scotia Capital (USA) Inc.	E	$
1290 VT Socially Responsible	Morgan Stanley & Co. LLC	E	$
129

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security D = Debt E = Equity	Value (000)
ATM International Managed Volatility	Barclays Capital, Inc.	E	$
	Credit Agricole Securities (USA) Inc.	E	$
	Santander Investment S.A.	E	$
	UBS Securities LLC	E	$
ATM Large Cap Managed Volatility	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
ATM Mid Cap Managed Volatility	Jefferies LLC	E	$
EQ/400 Managed Volatility	Jefferies LLC	E	$
EQ/500 Managed Volatility	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/AB Dynamic Aggressive Growth	Barclays Capital, Inc.	E	$
	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Credit Agricole Securities (USA) Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
	Santander Investment S.A.	E	$
	UBS Securities LLC	E	$
EQ/AB Dynamic Growth	Barclays Capital, Inc.	E	$
	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Credit Agricole Securities (USA) Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
	Santander Investment S.A.	E	$
	UBS Securities LLC	E	$
EQ/AB Dynamic Moderate Growth	Barclays Capital, Inc.	E	$
	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Credit Agricole Securities (USA) Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
	Santander Investment S.A.	E	$
	UBS Securities LLC	E	$
EQ/AB Small Cap Growth	Jefferies LLC	E	$
EQ/AB Short Duration Government Bond	Barclays Capital, Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	UBS Securities LLC	D	$
EQ/AB Sustainable U.S. Thematic	Jefferies LLC	E	$
EQ/Capital Group Research	J.P. Morgan Securities LLC	E	$
130

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security D = Debt E = Equity	Value (000)
EQClearBridge Select Equity Managed Volatility	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Common Stock Index	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Jefferies LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Core Bond Index	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Jefferies LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	Scotia Capital (USA) Inc.	D	$
	UBS Securities LLC	D	$
EQ/Core Plus Bond	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Credit Agricole Securities (USA) Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Jefferies LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	UBS Securities LLC	D	$
EQ/Emerging Markets Equity PLUS	Santander Investment S.A.	E	$
EQ/Equity 500 Index	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Fidelity Institutional AM® Large Cap	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
	UBS Securities LLC	E	$
EQ/Franklin Rising Dividends	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Global Equity Managed Volatility	Barclays Capital, Inc.	E	$
	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Credit Agricole Securities (USA) Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
	Santander Investment S.A.	E	$
	UBS Securities LLC	E	$
131

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security D = Debt E = Equity	Value (000)
EQ/Goldman Sachs Moderate Growth Allocation	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Intermediate Corporate Bond	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Jefferies LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	Scotia Capital (USA) Inc.	D	$
EQ/International Core Managed Volatility	Barclays Capital, Inc.	E	$
	Credit Agricole Securities (USA) Inc.	E	$
	Santander Investment S.A.	E	$
	UBS Securities LLC	E	$
EQ/International Equity Index	Barclays Capital, Inc.	E	$
	Santander Investment S.A.	E	$
EQ/International Managed Volatility Portfolio	Barclays Capital, Inc.	E	$
	Credit Agricole Securities (USA) Inc.	E	$
	Santander Investment S.A.	E	$
	UBS Securities LLC	E	$
EQ/International Value Managed Volatility	Barclays Capital, Inc.	E	$
	Santander Investment S.A.	E	$
EQ/Invesco Comstock	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Invesco Moderate Allocation	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Invesco Moderate Growth Allocation	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
		E	$
	Citigroup Global Markets Inc.	D	$
		E	$
	Goldman Sachs & Co. LLC	D	$
		E	$
	J.P. Morgan Securities LLC	D	$
		E	$
	Jefferies LLC	D	$
	Morgan Stanley & Co. LLC	D	$
		E	$
	Santander Investment S.A.	D	$
	Scotia Capital (USA) Inc.	D	$
EQ/JPMorgan Value Opportunities	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
EQ/JPMorgan Growth Stock	Goldman Sachs & Co. LLC	E	$
132

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security D = Debt E = Equity	Value (000)
EQ/Large Cap Core Managed Volatility	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Large Cap Value Index	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Jefferies LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Large Cap Value Managed Volatility	BofA Securities, Inc.	E	$
	Citigroup Global Markets Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	J.P. Morgan Securities LLC	E	$
	Jefferies LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Large Cap Growth Index	Goldman Sachs & Co. LLC	E	$
	Jefferies LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Large Cap Growth Managed Volatility	Goldman Sachs & Co. LLC	E	$
	Jefferies LLC	E	$
	Morgan Stanley & Co. LLC	E	$
EQ/Long-Term Bond	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	UBS Securities LLC	D	$
EQ/MFS International Intrinsic Value	UBS Securities LLC	E	$
EQ/Mid Cap Index	Jefferies LLC	E	$
EQ/Mid Cap Value Managed Volatility	Jefferies LLC	E	$
EQ/PIMCO Global Real Return	Barclays Capital, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	UBS Securities LLC	D	$
EQ/PIMCO Real Return	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Morgan Stanley & Co. LLC	D	$
EQ/PIMCO Total Return ESG	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	UBS Securities LLC	D	$
133

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security D = Debt E = Equity	Value (000)
EQ/PIMCO Ultra Short Bond	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Credit Agricole Securities (USA) Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Scotia Capital (USA) Inc.	D	$
EQ/Quality Bond PLUS	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Credit Agricole Securities (USA) Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	UBS Securities LLC	D	$
Multimanager Aggressive Equity	BofA Securities, Inc.	E	$
	Goldman Sachs & Co. LLC	E	$
	Jefferies LLC	E	$
	Morgan Stanley & Co. LLC	E	$
Multimanager Core Bond	Barclays Capital, Inc.	D	$
	BofA Securities, Inc.	D	$
	Citigroup Global Markets Inc.	D	$
	Credit Agricole Securities (USA) Inc.	D	$
	Goldman Sachs & Co. LLC	D	$
	J.P. Morgan Securities LLC	D	$
	Jefferies LLC	D	$
	Morgan Stanley & Co. LLC	D	$
	Santander Investment S.A.	D	$
	Scotia Capital (USA) Inc.	D	$
	UBS Securities LLC	D	$
Proxy Voting Policies and Procedures
Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. With respect to each Portfolio or allocated portion of a Portfolio for which a Sub-Adviser provides portfolio management (i.e., each Portfolio except the EQ/All Asset Growth Allocation Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, Allocation Portfolios, Strategic Allocation Portfolios, Target Allocation Portfolios and the ETF and fund of funds allocated portions, as applicable, of certain Portfolios) (each, a “Sub-Advised Portfolio”), the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibilities with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting procedures as they relate to a Sub-Advised Portfolio, therefore, is to seek to ensure that each Sub-Adviser has adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. Under certain circumstances, for example, when a Sub-Adviser notifies the Adviser that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Portfolio, due to a potential material conflict of interest of the Sub-Adviser or otherwise, the Adviser has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Adviser’s Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Portfolio and its shareholders.
134

The Adviser is responsible for proxy voting for the EQ/All Asset Growth Allocation Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, the Allocation Portfolios, Strategic Allocation Portfolios, Target Allocation Portfolios and the ETF and fund of funds allocated portions, as applicable, of certain Portfolios (each, a “Fund of Funds Portfolio”). The Adviser will vote a Fund of Funds Portfolio’s shares in other investment companies managed by the Adviser (“Affiliated Underlying Funds”) either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other security holders of the applicable Affiliated Underlying Fund, whether or not the proposal presents an issue as to which the Adviser or its affiliates could be deemed to have a conflict of interest. The Adviser will vote a Fund of Funds Portfolio’s shares in investment companies that are not managed by the Adviser or an affiliate, at its discretion, in the best interest of the relevant Fund of Funds Portfolio and its shareholders.
The Adviser may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate. If the Trust’s CCO determines that an affiliated person of the Adviser has a potential material conflict, that affiliated person will not participate in the voting decision.
Information regarding how the Portfolios and predecessor series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free at 1-877-522-5035, (2) on the Trust’s website at https://equitable-funds.com and (3) on the SEC’s website at https://www.sec.gov. See Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Portfolio’s portfolio securities also is available (i) without charge, upon request, by calling toll-free at 1-877-222-2144 and (ii) on the SEC’s website at http://www.sec.gov.
Conflicts of Interest
The Adviser currently serves as the investment adviser for the Trust, which is an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. In addition to currently serving as the administrator for the Trust, the Administrator currently serves as the investment adviser and the administrator for the 1290 Funds, another investment company that is registered under the 1940 Act. The Adviser and its affiliates (including Equitable Financial, Equitable Distributors, LLC, Equitable Holdings, AllianceBernstein L.P., and the Administrator) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.
The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Portfolios’ investment activities and affect their performance.
135

Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, investment sub-advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts. The Adviser and its Affiliates also face conflicts of interest when the Portfolios select affiliated service providers because services provided by an affiliated service provider may not be equal to services that could be provided by an unaffiliated service provider.
The Adviser also could have a financial incentive to implement (or not to implement) certain changes to the Portfolios. For example, the Adviser may, from time to time, rebalance a Portfolio or recommend a Portfolio combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Portfolio’s having a higher net advisory fee payable to the Adviser and/or administration fee payable to the Administrator, and/or a Portfolio’s being sub-advised by an Affiliate of the Adviser (or a greater portion of a Portfolio’s assets being allocated to an affiliated Sub-Adviser). In addition, the profits derived from the fees payable to the Adviser by a Portfolio after a restructuring could be higher than the profits derived from the fees payable to the Adviser by the Portfolio prior to the restructuring. The Adviser will further benefit to the extent that a Portfolio restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Portfolio. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Portfolio representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Portfolio. A Portfolio restructuring could increase the size of a Portfolio such that the Adviser and/or its Affiliates could redeem shares held in the Portfolio representing such seed money investments. Redeeming seed money from a Portfolio could enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. In addition, since the Adviser pays fees to a Sub-Adviser from the advisory fee that it earns from a Portfolio, the Adviser will benefit to the extent that a Portfolio restructuring leads to changes to a sub-advisory fee that result in an increase in the amount of the advisory fee retained by the Adviser.
In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Portfolios’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Portfolios in various capacities. Such in-sourcing or outsourcing could give rise to additional conflicts of interest.
Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to Equitable Holdings, the Adviser’s publicly traded indirect parent company, and these entities could try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Portfolios. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation
136

(which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Portfolios.
The Adviser and/or its Affiliates also derive ancillary benefits from providing investment advisory, investment sub-advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios, and providing such services to the Portfolios could enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.
Subject to applicable law and regulations, a Portfolio may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Portfolio (including other Portfolios of the Trust), may have an interest that potentially conflicts with the interests of the Portfolio. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Portfolio from engaging in transactions with an affiliate of the Portfolio, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Portfolio participates.
The Adviser and/or an Affiliate also faces conflicts of interest if a Portfolio purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Portfolio’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.
In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, could come into possession of information about certain markets and investments that, if known to the Adviser or, as applicable, an affiliated Sub-Adviser, could cause the Adviser or, as applicable, the affiliated Sub-Adviser, to seek to dispose of, retain, or increase interests in investments held by a Portfolio, acquire certain positions on behalf of a Portfolio, or take other actions. The Adviser or, as applicable, an affiliated Sub-Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Portfolio. Such Affiliates could trade differently from the Portfolios potentially based on information not available to the Adviser or, as applicable, an affiliated Sub-Adviser. If the Adviser or, as applicable, an affiliated Sub-Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Portfolio, until the information has been publicly disclosed or is no longer deemed material. (As discussed below, such an issuer could include an affiliated Underlying Fund.)
Certain Conflicts Related to the Use of Sub-Advisers
The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolios, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates (e.g., relationships between Sub-Advisers and the Adviser's Affiliates regarding management of other assets), or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub-Advisers as well as sub-advisory or other fee negotiations.
137

The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including an affiliated Sub-Adviser, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s and/or its Affiliates’ revenues and/or profits.
The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees could create an incentive for the Adviser to select Sub-Advisers where the selection would serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or could provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination would cause the sub-advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio. The aggregation of assets, or the potential to aggregate assets, also could influence the Adviser’s and/or its Affiliates’ sub-advisory or other fee negotiations.
When recommending the appointment or continued service of a Sub-Adviser, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment and continued service of a Sub-Adviser are subject to the approval of the Trust’s Board of Trustees. Moreover, the Adviser may not enter into a sub-advisory agreement with an Affiliate, such as AllianceBernstein, unless the sub-advisory agreement with the Affiliate, including compensation, is also approved by the affected Portfolio’s shareholders (in the case of a new Portfolio, the initial sole shareholder of the Portfolio, typically the Adviser or an Affiliate, may provide this approval).
Furthermore, the range of activities, services, and interests of a Sub-Adviser and its personnel could give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a Portfolio that it sub-advises and the Portfolio’s shareholders. For example, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts could give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements could create an incentive for a portfolio manager to favor higher-fee funds or accounts.
In addition, a Sub-Adviser or its affiliates or an officer, director, shareholder or employee (including a Sub-Adviser’s portfolio managers) or any member of their families may or may not have an interest (including personal investments, either directly through personal investment accounts or indirectly through funds and accounts managed by the Sub-Adviser) in the securities or other instruments whose purchase or sale the Sub-Adviser recommends to a Portfolio that it sub-advises. A Sub-Adviser or its affiliates or an officer, director, shareholder or employee (including a Sub-Adviser’s portfolio managers) or any member of their families also may take actions different from those recommended to a Portfolio by the Sub-Adviser with respect to the same securities or other instruments. Moreover, a Sub-Adviser may refrain from, or may be precluded from, rendering advice or services concerning securities of companies of which any of its (or its affiliates’ or significant shareholders’) officers, directors or employees (including a Sub-Adviser’s portfolio managers) are officers or directors, or companies as to which the Sub-Adviser or any of its affiliates or significant shareholders or their respective officers, directors or employees (including a Sub-Adviser’s portfolio managers) have a substantial economic interest or possess confidential or material non-public information. To the extent a Sub-Adviser’s policies and procedures prohibit a client account (e.g., a Portfolio) from trading in certain securities or other instruments during certain periods of time (e.g., “black-out periods”), the account could be negatively impacted and the account’s performance may not be what it would have been if the account was permitted to engage in such transactions. In addition, in the event that any of a Sub-Adviser’s officers, directors or employees (including a Sub-Adviser’s portfolio managers) are officers or directors of another company, they have fiduciary and other obligations to both such entities and/or their clients that could give rise to a potentially conflicting division of loyalties and/or responsibilities. In such a situation, if the Sub-Adviser recommends the purchase or sale of the securities or other instruments of such other company to a Portfolio that it sub-advises, the conflict of interest could have an adverse effect on the Portfolio and could benefit such officer, director or employee, the Sub-Adviser, and/or the other company.
138

Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also could limit the investment activities of a Portfolio that it sub-advises and affect the Portfolio’s performance. A Sub-Adviser and/or its affiliates also could derive ancillary benefits from providing investment sub-advisory services to a Portfolio, and providing such services to a Portfolio could enhance the Sub-Adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable the Sub-Adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of Sub-Adviser conflicts of interest.
Certain Conflicts Related to the Funds of Funds Structure
In managing a Portfolio that invests in Underlying Funds and/or Underlying ETFs (that is, a “fund of funds”), the Adviser will have the authority to select and substitute the Underlying Funds and Underlying ETFs. The Adviser is subject to conflicts of interest in selecting, and allocating a Portfolio’s assets among, Underlying Funds and Underlying ETFs because it and its Affiliates earn fees for managing, administering, and providing other services to the affiliated Underlying Funds, but not the unaffiliated Underlying Funds or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in selecting, and allocating a Portfolio’s assets among, the various affiliated Underlying Funds because the revenue and/or profits the Adviser and its Affiliates receive from some of the affiliated Underlying Funds is higher than the revenue and/or profits received from other affiliated Underlying Funds for the services the Adviser and its Affiliates provide.
Because the Adviser’s selection of Underlying Funds and Underlying ETFs could have a positive or negative impact on its (or its Affiliates’) revenues and/or profits, the Adviser has an incentive to select affiliated Underlying Funds for inclusion in a fund of funds and to select affiliated Underlying Funds that are more profitable to the Adviser or its Affiliates. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with affiliated or unaffiliated Sub-Advisers to, or sponsors of, Underlying Funds and Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying Funds and Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Portfolios, which could influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying Funds and Underlying ETFs also could positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous waivers or payments made under the Expense Limitation Agreement.
A Portfolio investing in Underlying Funds may from time to time own or control a significant percentage of an Underlying Fund’s shares. Accordingly, an Underlying Fund is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Fund’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Fund’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Fund’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also could be subject to conflicts of interest in selecting shares of Underlying Funds for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Fund’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Fund’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Fund’s and, in turn, a Portfolio’s expense ratio. In addition, the Adviser could have an incentive to continue to invest a Portfolio’s assets in an underperforming Underlying Fund to protect the Underlying Fund from large-scale outflows, even when the portfolio managers believe that such an investment is not in the best interests of the Portfolio. The Adviser also could have an incentive not to invest a Portfolio’s assets in certain affiliated Underlying Funds, even when the portfolio managers believe that doing so may be in the best interests of the Portfolio, to reserve potential limited capacity for other preferred investors.
139

In the ordinary course of business, the Adviser and/or its Affiliates may from time to time provide seed money to an affiliated Underlying Fund that is newly-formed or has a relatively small asset level to facilitate investment operations and/or maintain a competitive expense ratio. The Adviser could have an incentive to allocate a Portfolio’s assets to an affiliated Underlying Fund to which the Adviser and/or its Affiliates have provided seed money to help increase the affiliated Underlying Fund’s asset level. The Adviser also could have an incentive to allocate a Portfolio’s assets to an affiliated Underlying Fund to reduce or eliminate the need for the Adviser and/or its Affiliates to provide seed money or reduce the length of time such seed money is needed. Redeeming seed money from an affiliated Underlying Fund could enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits.
The portfolio managers of a Portfolio that invests in affiliated Underlying Funds may have access to the holdings of, and may acquire non-public information (e.g., strategy changes, Sub-Adviser changes, or significant or anticipated redemptions) regarding, the affiliated Underlying Funds in connection with their official duties, including in connection with serving as portfolio managers of one or more affiliated Underlying Funds. The portfolio managers therefore face conflicts of interest in the timing and amount of allocations to affiliated Underlying Funds, as well as in the selection of affiliated Underlying Funds.
The Adviser may offer a fund of funds investment option for which a Sub-Adviser provides the day-to-day portfolio management and, subject to applicable law, invests the fund of fund's assets in investment companies and ETFs that are affiliated with the Sub-Adviser. In the case of such an investment option, the Sub-Adviser — in selecting, and allocating the fund of fund's assets among, investment companies and ETFs that are affiliated with the Sub-Adviser — would be subject to conflicts of interest similar to the aforementioned conflicts of interest to which the Adviser is subject in selecting, and allocating a fund of funds Portfolio's assets among, Underlying Funds and Underlying ETFs.
Certain Conflicts Related to the Adviser’s Insurance Company Affiliates
The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company Affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Funds or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio could impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios (including the Adviser’s decisions to implement or not to implement certain changes to the Portfolios) could be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed (or changed) in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates could be material. The performance of a Portfolio also could adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract.
In managing certain Portfolios, the Adviser from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. In addition, certain other Portfolios may invest from time to time in Underlying Funds managed by the Adviser that employ such volatility management techniques. Although the Adviser’s volatility management techniques are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant
140

market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio (or an Underlying Fund, as the case may be). Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio (or an Underlying Fund) invests, directly or indirectly, and could have an adverse impact on a Portfolio’s (or an Underlying Fund’s) performance.
A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its Affiliates also could be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.
The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) or other business relationships with the Adviser’s insurance company Affiliates. These financial arrangements or other business relationships could create an incentive for the Adviser, in its selection process, to favor Underlying Funds and Underlying ETFs and Sub-Advisers that are affiliated with these unaffiliated insurance companies.
Certain Tax Conflicts Related to the Adviser’s Insurance Company and Other Affiliates
The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. For federal income tax purposes, the insurance company Affiliates are considered owners of the Portfolio shares used to fund all or a portion of certain benefits and guarantees available under the Contracts. As regulated investment companies, the Portfolios are required to distribute substantially all of their investment company taxable income (such as dividends and interest received from their portfolio securities) and net capital gain (long-term capital gain in excess of short-term capital loss) each year to their shareholders. By meeting such distribution requirements, the Portfolios avoid federal income tax on the distributed income and gains, which are instead included in the income of the Portfolios’ shareholders for their federal income tax purposes. Due to the federal income tax treatment afforded life insurance companies, however, the insurance company Affiliates and the owners of the Contracts are not subject to federal income tax on such distributions.
Certain distributions by the Portfolios carry out to the shareholders tax benefits related to the sources of income on which the distributions are based. To the extent that a Portfolio’s dividends are based on U.S. corporate dividends received by the Portfolio, a corporate shareholder of the Portfolio is entitled to a dividends received deduction equal to 50% of such dividends. Also, a Portfolio that invests more than 50% of its assets in the stock or securities of foreign corporations can elect to pass through to its shareholders the ability to claim a federal income tax credit for foreign taxes paid by the Portfolio. Even though the insurance company Affiliates are not subject to federal income tax on the dividends and capital gain distributions paid to them by the Portfolios, they are able to apply the dividends received deduction to reduce other income of the insurance companies that might otherwise be subject to income tax. The insurance company Affiliates are also able to apply the foreign tax credits passed through by the Portfolios to reduce their federal income taxes. These tax benefits can and generally do provide significant benefits to the insurance company Affiliates and could present the
141

Adviser with conflicts of interest when choosing between potential investments by the Portfolios and taking other actions with respect to the Portfolios that would result in receipt of such benefits by the insurance companies and alternative investments or other actions that do not have that result.
Although the insurance company Affiliates are not the only shareholders of the Portfolios, their ownership percentages are sufficient to cause the Portfolios also to be considered affiliates of the insurance company Affiliates and the insurance companies’ parent company for certain federal income tax purposes. As a result of this tax affiliation, as described in the following paragraph, certain events or decisions affecting one affiliated company’s tax treatment can impact the tax treatment of the other affiliated companies, including the Portfolios.
If a Portfolio recognizes capital losses during a taxable year exceeding its recognized capital gains for the year, the excess losses are carried forward and can be used to offset capital gains recognized by the Portfolio in later taxable years. A Portfolio’s ability to use such capital loss carryforwards in later years can become subject to annual limitations in the event that there is a change in the shareholders of the Portfolio exceeding certain thresholds (an “ownership change”). Due to the affiliation of the Portfolios with the insurance companies and the insurance companies’ parent company, an ownership change for the parent company also is treated as an ownership change for the Portfolios. An ownership change for the parent company results in annual limitations on the ability of the parent company to use its net operating loss carryforwards and tax credit carryforwards (which are also subject to time limitations), as well as annual limitations on the Portfolios’ ability to use their capital loss carryforwards (which are not subject to time limitations).
These annual limitations with respect to a company following an ownership change are determined under a formula based on the value of that company. In measuring the value of the parent company for purposes of determining its annual limitations, the values of the subsidiary affiliates, including the Portfolios, are required to be subtracted from the parent company’s value. Each subsidiary affiliate uses its own value to determine its own annual limitations following the parent company’s ownership change. Each subsidiary affiliate, however, can elect to restore some or all of its own value to the parent company, resulting in a less restrictive annual limitation for the parent company, but thereby reducing the electing subsidiary’s own value and resulting in a more restrictive annual limitation for the electing subsidiary. The decision regarding a Portfolio’s making such an election to benefit the parent company could present a potential conflict of interest.
If a Portfolio makes such an election to benefit the insurance companies’ parent company, it is possible that this will result in greater net capital gain distributions each year by the Portfolio to its shareholders. Due to the federal income tax treatment afforded life insurance companies, however, the insurance company Affiliates and the owners of the Contracts will not be subject to federal income tax on such increased distributions. The other shareholders of the Portfolios consist of other unaffiliated insurance companies, tax-exempt retirement accounts and fund-of-funds having similar shareholders, and these other shareholders also are not subject to federal income tax on such increased distributions.
Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients
The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Portfolios, market impact, liquidity constraints, or other factors could result in a Portfolio receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Portfolio could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Portfolios. Other funds and accounts could buy or sell positions while a Portfolio is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Portfolio. A position taken by the Adviser and/or its Affiliates on behalf of one or more other funds or accounts could be contrary to a position taken on behalf of a Portfolio or could be adverse to a company or issuer in which a Portfolio has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Portfolio invests. As a result, the
142

Adviser and/or its Affiliates could pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Portfolios have invested. In addition, the Adviser could pursue, or refrain from pursuing, on behalf of one or more of the Portfolios, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.
A Portfolio’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that could compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Portfolios. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Portfolio, the Adviser and/or its Affiliates could have an incentive to allocate more favorable trades to certain funds or accounts, including a Portfolio. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”) It is possible that a Portfolio could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.
In addition, the Adviser or, as applicable, an affiliated Sub-Adviser may restrict the investment policies or the design of a Portfolio or its investment decisions and activities on behalf of a Portfolio in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Portfolios). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Portfolios. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions could impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser or, as applicable, an affiliated Sub-Adviser could be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Portfolio if the purchase would cause the Portfolio and its affiliated investors to exceed an applicable limit, or the Adviser or, as applicable, an affiliated Sub-Adviser could be required to sell securities or other instruments (that it might otherwise prefer that a Portfolio hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.
Shareholders also should be aware that the Trust’s Chief Executive Officer and other principal officers are also principals and/or employees and/or board members of the Adviser and/or its Affiliates, and these principals and employees and board members have obligations to such other entities and/or their clients, and could come into possession of information, that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Portfolio and could benefit the Adviser and/or its Affiliates. For example, the Trust’s Chief Executive Officer serves as Chief Investment Officer for Equitable Financial, and certain of the Trust’s other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. In addition, certain senior officers of the Adviser serve in similar capacities for Equitable Investment Management, LLC, which could give rise to conflicts of interest. For additional information about the principal occupations of the Trust’s Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the Trust.”
Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers
Certain service providers to the Portfolios (including sub-advisers, accountants, custodians, attorneys, lenders, bankers, brokers, security lending agents, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers could be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial
143

counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of the Trust could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or could potentially affect the Adviser in deciding whether to select or recommend such service providers to perform services for the Portfolios or to terminate such service providers. These relationships also could have the appearance of affecting or could potentially affect the Adviser’s and/or its Affiliates’ fee negotiations as well as their investment decisions and activities, including on behalf of a Portfolio.
Certain Conflicts Related to Proxy Voting
The Adviser and the Sub-Advisers have implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of their clients, including the Portfolios, and to help ensure that such decisions are made in accordance with their fiduciary obligations to their clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser and/or the Sub-Advisers in respect of securities held by the Portfolios could have the effect of favoring the interests of the Adviser and/or its Affiliates and/or the Sub-Advisers and/or funds or accounts other than the Portfolios; provided, that the Adviser and/or the Sub-Advisers believe such voting decisions to be in accordance with their fiduciary obligations. Actual proxy voting decisions made by the Adviser and/or the Sub-Advisers in respect of securities held by the Portfolios also could have the effect of favoring the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., with investment advisers to Underlying ETFs). In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Portfolios. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser could vote differently than its Affiliates. Please see Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Portfolio’s portfolio securities is included in Appendix C to this SAI.
Certain Conflicts Related to Securities Lending
A Portfolio may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons in order to earn additional income on those securities. Certain of the Sub-Advisers to the sub-advised Portfolios (or affiliates of these Sub-Advisers) are approved borrowers under the Portfolios’ securities lending program, and certain of these Sub-Advisers or their affiliates manage money market funds that are approved for the reinvestment of cash collateral received by a Portfolio in securities lending transactions.
Certain securities loan termination practices have the potential to benefit corporate shareholders and could have an adverse impact on a lending Portfolio. During the time a portfolio security is on loan, if the issuer of the security makes an interest or dividend payment, the borrower pays the lending Portfolio a substitute payment equal to any interest or dividends the lending Portfolio would have received directly from the issuer of the security had the Portfolio not loaned the security. When a lending Portfolio receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Portfolio to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals, or (ii) the dividends-received deduction in the hands of corporate shareholders. Please see the section of the SAI entitled “Taxation”. The Adviser has implemented processes to ensure that a Portfolio does not engage in securities loan termination practices that would cause the Portfolio to terminate a securities loan – and forgo any income on the loan after the termination – in anticipation of a dividend payment.
Certain Conflicts Related to Personal Securities Transactions
The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Portfolio, which could have an adverse effect on a Portfolio. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates could acquire material non-public information regarding individual securities in connection with their official duties. The Trust, the Adviser, the Administrator, each Sub-Adviser, and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.
144

Certain Conflicts Related to the Valuation of the Portfolios’ Investments
There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation of, the Portfolios’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Portfolios will inflate the value of the investments as well as the performance record of the Portfolios, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there could be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.
Certain Conflicts Related to Trade Errors and Other Operational Mistakes
Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Portfolios. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Portfolio. The Adviser or an Affiliate, including an affiliated Sub-Adviser, could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Portfolio and the Adviser or an Affiliate, including an affiliated Sub-Adviser, is responsible for compensating the Portfolio.
The Adviser’s policies and procedures require that all trade errors affecting a Portfolio’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Portfolio is prohibited. The Adviser will not use Portfolio assets to correct a trading error.
Certain Conflicts Related to Brokerage Transactions, including with Affiliates
To the extent permitted by applicable law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Bernstein Institutional Services, LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. A Portfolio’s portfolio managers may be able to select or influence the Sub-Advisers’ selection of the brokers that are used to execute securities transactions for the Portfolio. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with Sub-Advisers, or other financial or personal relationships, could create an incentive for a Portfolio’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser and the Portfolios’ Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”
Certain Conflicts Related to Distributions of Assets Other Than Cash
With respect to redemptions from the Portfolios, the Portfolios may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser could have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.
Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities
The code of ethics adopted by the Trust, the Adviser, the Administrator, and the Distributor contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential Sub-Advisers, or current or potential service providers or third-party vendors to the Portfolios or the Adviser or its Affiliates, which could have the appearance of affecting or could potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts,
145

meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities could face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization whether affiliated or unaffiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.
Purchase, Redemption and Pricing of Shares
The Trust will offer and sell its shares for cash or securities at a price based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.
The net asset value of the shares of each class of each Portfolio normally will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by each Portfolio and each of its classes will be accrued daily.
The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:
•  The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated in a manner or pursuant to procedures that the Board considers fair and equitable.
•  The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated in a manner or pursuant to procedures that the Board considers fair and equitable.
The value of each Portfolio is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading (usually 4:00 p.m. Eastern Time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Portfolio would still normally be determined as of 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A Portfolio generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Portfolio’s share price is calculated. Generally, the assets of each Portfolio and Underlying Fund, are valued as follows:
•
Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last quoted sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is
146

outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.
•
Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.
•
U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by an approved pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when the price of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.
•
Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or official closing price or, if there is no sale, at the latest available bid price.
•
Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
•
Mortgage-backed and asset-backed securities are valued at prices obtained from an approved pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.
•
Exchange traded options are valued at their last sales price or, if not available, the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.
•
Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.
•
Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.
•
Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
•
Centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided to the Portfolios by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used. Central counterparties and approved pricing services may utilize evaluation techniques including pricing models to provide pricing information.
•
Shares of the Underlying Funds held by the EQ/All Asset Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, and the Strategic Allocation Portfolios, the Allocation
147

Portfolios and the Target Allocation Portfolios as well as shares of open end mutual funds (other than ETFs) held by any other Portfolio or an Underlying Fund, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.
All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the EQ/Money Market Portfolio will be able to do so.
Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Portfolio’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The Adviser has developed a process to approve independent pricing services used by the Portfolios and to periodically review information provided by independent pricing services for all types of securities.
Pursuant to applicable law, the Board of Trustees of the Trust has designated the Adviser as the Portfolios' valuation designee. As the Portfolios' valuation designee, and subject to the Board's oversight, the Adviser is responsible for determining in good faith the fair value of Portfolio investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, the Portfolio may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. A Portfolio may also use these methods to value certain types of illiquid securities and instruments. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time a Portfolio’s net asset value is determined, such as with respect to foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that a Portfolio's net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair valuation of a Portfolio’s securities can help to protect the Portfolio by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Portfolio’s net asset value by such traders.
For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs' prospectuses and statements of additional information.
Redemptions In Kind
The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.
148

The Trust also reserves the right to redeem its shares in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.
Taxation
Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will qualify (in the case of a Portfolio that had not completed a taxable year at the date of this SAI) or continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Code). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.
To qualify or continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements” and, together with the Income Requirement, “Other Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)” that meets certain qualifying income requirements, other than a partnership at least 90% of the gross income of which consists of Qualifying Income.
If a Portfolio failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied all the Other Requirements, or (2) by failing to satisfy one or more of the Other Requirements and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) each “segregated asset account” (i.e, insurance company separate account) (“Separate Account”) invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (c) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual and certain other non-corporate shareholders who meet certain holding period requirements, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts (which apply for 2026 and will be adjusted for inflation annually thereafter); those dividends also would be eligible for the dividends-received deduction available to corporations under
149

certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each Separate Account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to continue to do, then a Separate Account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Fund (that qualifies for treatment as a RIC) in which a Portfolio invests also satisfies those requirements, a Separate Account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Fund’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF (even one that also is treated as a RIC) in which a Portfolio invests, which instead will be treated for those purposes as a single investment.
Because the Trust is used to fund Contracts, each Portfolio and Underlying Fund must meet the diversification requirements imposed by Subchapter L and the regulations thereunder (“Subchapter L Diversification Requirements”) on Separate Accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts for federal tax purposes. (As used in the balance of this “Taxation” section (other than the last paragraph thereof), the word “Portfolio” includes each Underlying Fund and each Underlying ETF that is treated as a RIC.) In general, for a Portfolio (and, therefore, any Separate Account that invests therein) to meet the Subchapter L Diversification Requirements, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the Subchapter L Diversification Requirements is tested on the last day of each quarter of each calendar year (which is each Portfolio’s taxable year). If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.
Many technical rules govern the computation of a Portfolio’s investment company taxable income (or income and deductions, in the case of an ETF that is a grantor trust and not a RIC, such as an ETF that invests primarily in commodities) and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.
A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.
Certain Portfolios may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain from disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.
150

Each Portfolio may elect to “mark to market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.
Certain Portfolios may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) TIPS or other inflation-indexed securities on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular tax year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Certain Portfolios operate under a “fund of funds” structure, under which they invest in securities issued by, among other things, one or more Underlying Funds (which term, as used in this paragraph, includes Underlying ETFs that are RICs) (see the section of this SAI entitled “Investment Strategies and Risks”). Accordingly, such a Portfolio’s income will consist of distributions from the Underlying Fund(s) in which it invests and net gains realized from the disposition of Underlying Fund shares. If an Underlying Fund qualifies for treatment as a RIC, (1) dividends paid to a Portfolio from the Underlying Fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Portfolio as ordinary income to the extent of the Underlying Fund’s current and accumulated earnings and profits (as calculated for federal tax purposes) and (2) distributions paid to a Portfolio from the Underlying Fund’s net capital gain will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the Underlying Fund’s shares. (As noted above, the Portfolio will be able to avoid having to pay entity-level federal income tax on these dividends and other distributions by distributing the amount thereof to its shareholders.) If a Portfolio purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis in the newly purchased shares.
As described above, a Portfolio will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain that it distributes to its shareholders in each taxable year. A Portfolio, however, will be subject to a non-deductible 4% excise tax to the extent that the Portfolio does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Portfolio that is subject to corporate tax will be considered to have been distributed by year-end.
For federal income tax purposes, a Portfolio is permitted to carry forward a net capital loss incurred in any year to offset net capital gains, if any, in any subsequent year until such loss carry forwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Portfolio and would not be distributed as such to shareholders.
A Portfolio’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited if a Portfolio undergoes an ownership change as described in section 382 of the Code. Such an ownership change of a Portfolio can occur if an insurance company holding more than 50% of the Portfolio’s shares in its separate accounts itself undergoes an ownership change. Also, a Portfolio may undergo an ownership change if it is combined with another
151

Portfolio in a reorganization. A Portfolio’s pre-change losses (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) become subject to limitations for purposes of offsetting post-change gains.
When ownership of a RIC with capital loss carryforwards undergoes such an ownership change, the Code imposes annual limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-change gains would generally be determined by multiplying the “federal long-term tax-exempt rate” by the value of the outstanding shares of the Portfolio (possibly subject to adjustment for purposes of these rules) immediately prior to the change.
The amount of realized and unrealized gains and losses of a Portfolio undergoing an ownership change, as well as the size of the Portfolio, at the time of the ownership change will determine the extent to which the Portfolio’s losses, both realized and unrealized, will be available to reduce gains realized by the Portfolio in each year following the change, and consequently the extent to which the Portfolio may be required to distribute gains to its shareholders earlier than would have been the case absent the change.
As a result of an ownership change with respect to Equitable Financial Life Insurance Company that took place in March 2019, there was also an ownership change with respect to the Portfolios as of that date, and the ability of a Portfolio having any pre-change losses to use such losses to offset gains in tax years following the date of the ownership change became subject to the limitations described above. The amount of the annual limitation for each Portfolio having pre-change losses also was reduced as a result of an election made by each Portfolio (except the Target 2055 Allocation Portfolio, 1290 VT DoubleLine Dynamic Allocation Portfolio, EQ/Emerging Markets Equity Plus Portfolio, EQ/Invesco Moderate Allocation Portfolio, and 1290 VT Equity Income Portfolio) that enabled the insurance company to retain potential use of its own (not the Portfolios’) pre-change corporate tax attributes and that was approved by the Trust’s Board of Trustees, including the Independent Trustees. As a result, it is likely that each Portfolio having pre-change losses will be required to distribute its gains, if any, to shareholders earlier than would have been the case absent the ownership change and absent the election. However, the Portfolios’ shareholders are insurance company separate accounts, retirement plans, and other investors eligible to invest under applicable federal income tax regulations. Distributions made by a Portfolio to an insurance company separate account ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions; the holders generally are taxed only on amounts they withdraw from their Contract. Similarly, distributions made by a Portfolio to a retirement plan do not cause the plan participants to recognize income or gain for federal income tax purposes at the time of the distributions; the plan participants generally are taxed only on amounts distributed to them by the retirement plan. Accordingly, it is expected that there will be no adverse impact on the Portfolios or their shareholders (including holders of underlying Contracts and retirement plan participants invested indirectly in the Portfolios) as a result of the application to the Portfolios of Section 382 of the Code and the related election.
Other Information
Delaware Statutory Trust.  The Trust is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and By-laws, as amended and restated. Every shareholder of the Trust, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration of Trust are described below.
Shareholder Liability.  Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and permits notice of such disclaimer to be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the Trust, a series, the Trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Portfolio’s property
152

for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of that Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.
Classes of Shares.  The Declaration of Trust provides that the Board may establish portfolios and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. The Board may change any of those features, terminate any portfolio or class, combine portfolios with other portfolios of the Trust, combine one or more classes of a portfolio with another class in that portfolio or convert the shares of one class into shares of another class.
A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. Due to the differing expenses of the classes, however, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.
Voting Rights.  The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares of each Portfolio will be voted in the aggregate, except when a separate vote of a Portfolio is required by law or when a matter involves an action that the Board has determined will affect only the interests of one or more Portfolio or class. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.
Shareholder Meetings.  The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing by consent of the Board or by vote cast in person or by proxy at a meeting called for that purpose. A meeting may be called to vote on the removal of a Trustee at the written request of holders of at least 10% of the outstanding shares of the Trust.
Class-Specific Expenses.  Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.
Derivative and Direct Actions.  The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. The Declaration of Trust provides that, prior to bringing a derivative action, a demand by no fewer than three unaffiliated and unrelated shareholders must first be made on the Trustees. The Declaration of Trust details information and undertakings that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in their request by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the Portfolios or classes to which such action relates if it does not relate to all Portfolios and classes. The Declaration of Trust provides that the Trustees must be afforded a reasonable amount of time to consider a shareholder request and to investigate the basis of the claim. The Declaration of Trust further provides that the Trustees are entitled to retain counsel or other advisors in considering the merits of a shareholder request and
153

may require an undertaking by the shareholders making a request to reimburse the Trust or the applicable Portfolios for the expense of any such advisors in the event that the Trustees determine not to bring the derivative action.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any Portfolio or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Portfolio or class, generally. A shareholder bringing a direct claim must be a shareholder of the Portfolio or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust also requires that direct or derivative actions by shareholders against the Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that shareholders irrevocably consent to the jurisdiction of such courts and irrevocably waive, to the fullest extent permitted by law, any objection they may have to the laying of venue of any such actions in such courts. The Declaration of Trust further requires that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. The Declaration of Trust further provides that no provision of the Declaration of Trust is effective to waive rights under the 1940 Act, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Amendments to the Declaration of Trust.  A shareholder vote is required for any amendment that would affect shareholders’ right to vote (i) for the election or removal of Trustees as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, the Declaration of Trust, the By-laws or any registration of the Trust with the SEC, or as the Board may consider necessary or desirable. The Board may otherwise restate, amend, or supplement the Declaration of Trust without shareholder approval.
Books and Records of the Trust.  The Declaration of Trust provides that no shareholder shall have any right to inspect any books, records or other documents of the Trust or any Portfolio that are not publicly available, except (1) as conferred by the Trustees in their sole discretion and (2) that, upon reasonable demand for a purpose reasonably related to the shareholder’s ownership interest in a Portfolio and subject to such reasonable standards (including standards governing at what time and location and whose expense the information is made available for inspection) as may be established by the Trustees, a shareholder may inspect the current list of the name and last known address of each record owner of shares of the Portfolio of which the shareholder holds shares.
Availability of Net Asset Values.  Each business day, the Portfolios’ net asset values are transmitted electronically to shareholders (e.g., insurance companies, tax-qualified retirement plans and other eligible investors) and/or are available to shareholders upon request.
Additional Information.  No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Portfolio or any other person or entity regarding the advisability of investing in investment companies generally or in any Portfolio particularly or the ability of any index to track corresponding stock market performance. Indices are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Portfolio or any other person or entity into consideration in determining, composing or calculating indices. Further, no third party index provider has any obligation or liability to the issuer or owners of any Portfolio or any other person or entity in connection with the administration, marketing or offering of a Portfolio.
Third party index providers shall obtain information for inclusion in or for use in the calculation of indices from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios,
154

or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Other Services
Independent Registered Public Accounting Firm
______ (“___”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. ___ is responsible for auditing the annual financial statements of the Trust. In addition to providing audit services, ___ assists in the preparation and/or review of the Portfolios’ federal and state income tax returns.
Custodian
J.P. Morgan Chase Bank, N.A. (“JPMorgan”), 4 Chase Metrotech Center, Brooklyn, New York 11245 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and to make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.
Transfer Agent
Equitable Financial serves as the transfer agent and dividend disbursing agent for the Trust. Equitable Financial receives no additional compensation for providing such services for the Trust. Services provided by Equitable Financial include, but are not limited to, the following: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios; and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.
The shares of certain of the Portfolios are sold to insurance company separate accounts in connection with Contracts issued by insurance companies that are unaffiliated with Equitable Financial. Certain of these unaffiliated insurance companies require that trade placement, clearing and settlement be made through the National Securities Clearing Corporation's (“NSCC”) Fund/SERV system. SS&C GIDS, Inc. (“SS&C”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, is an NSCC member and, in this capacity, provides certain limited transfer agent services on behalf of these Portfolios pursuant to a Transfer Agency and Servicing Agreement (the “Transfer Agency Agreement”) with the Trust. Pursuant to the Transfer Agency Agreement, SS&C is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between applicable shareholders and the Trust, and the payment of dividends and other distributions payable by the applicable Portfolios. Under the Transfer Agency Agreement, SS&C receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month. SS&C currently provides such transfer agent services to the 1290 VT Convertible Securities Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT SmartBeta Equity ESG Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/AB Small Cap Growth Portfolio,
155

EQ/Aggressive Allocation Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Common Stock Index Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Equity Index Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Janus Enterprise Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Money Market Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio, and Multimanager Technology Portfolio.
Securities Lending Agent
JPMorgan serves as securities lending agent for certain Portfolios and in that role administers the Portfolios’ securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of the Portfolios, and JPMorgan (“Securities Lending Agreement”).
The services provided by JPMorgan include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) investing cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (7) ensuring that all dividends and other distributions paid with respect to loaned securities are credited to a Portfolio’s relevant account; (8) at the termination of the loan, returning the collateral to the borrower upon the return of the loaned securities; and (9) establishing and maintaining records and providing periodic statements related to a Portfolio’s securities lending activities.
JPMorgan is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. See Appendix E for a table setting forth, for the year ended December 31, 2025, the gross income received by a Portfolio from securities lending activities, the fees and/or other compensation paid by a Portfolio for securities lending activities, and the net income earned by a Portfolio from securities lending activities.
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.
Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, 02110, serves as counsel to the Independent Trustees of the Trust.
Financial Statements
The Financial Statements for the fiscal year ended December 31, 2025, including the financial highlights for the Portfolios and predecessor series, have been audited by __________, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and appear in the Trust’s Annual Financial Statements and Additional Information on Form N-CSR, filed electronically with the SEC on March __, 2026, (File No. 811-07953), and are incorporated by reference and made a part of this document.
156

Appendix A
Ratings of Corporate Debt Securities
DESCRIPTION OF COMMERCIAL PAPER RATINGS
S&P’s ratings are as follows:
•
A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong or, where the obligation is rated A-1+, extremely strong.
•
Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
•
Issues or issuers rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
•
Issues or issuers rated B are regarded as vulnerable and have significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitments on the obligation but faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
•
Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.
•
The D rating is used when a short-term obligation is in default or in breach of an imputed promise. The D rating will also be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.
Moody’s ratings are as follows:
•
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or supporting institutions rated Prime-1 have a superior ability to repay short-term obligations.
•
Issues or supporting institutions rated Prime-2 (P-2) have a strong ability to repay short-term obligations.
•
Issues or supporting institutions rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.
•
Issues or supporting institutions rated Not Prime (NP) do not fall within any of the above Prime rating categories.
Fitch’s ratings are as follows:
•
Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.
•
Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.
•
Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.
•
Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
•
Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•
RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
•
D indicates a broad-based default event for an entity or the default of a specific short-term obligation.
DESCRIPTION OF BOND RATINGS
Bonds are considered to be “investment grade” if they are in one of the top four ratings.
S&P’s ratings are as follows:
•
Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
•
The obligor of a bond rated AA has a very strong capacity to meet its financial commitments on the obligation.
•
The obligor of a bond rated A has a strong capacity to meet its financial commitments on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
•
Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
•
Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
•
Bonds rated BB are less vulnerable to nonpayment than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
•
Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
•
Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
•
Bonds rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
•
Bonds rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
•
Bonds rated D are in default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s ratings are as follows:
•
Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•
Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.
•
Bonds which are rated A are to be considered as upper-medium grade obligations and are subject to low credit risk.
•
Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.
•
Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
•
Bonds which are rated B are considered speculative and subject to high credit risk.
•
Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
•
Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.
•
Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.
Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally, a “hyb” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Fitch ratings are as follows:
•
AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.
•
AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.
•
A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.
•
BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.
•
BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
•
B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.
•
CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.
•
CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.
•
C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and a default or default-like process has begun.

•
RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.
•
D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.
PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Appendix B
Portfolio Manager Information
This Appendix provides additional information about the Portfolios’ portfolio managers, including information about any material conflicts of interest, compensation, and other accounts managed. All information is as of December 31, 2025, unless otherwise noted. For purposes of this Appendix B, each Portfolio may be referred to as a “Fund.”
As of December 31, 2025, the dollar range of shares of each Portfolio beneficially owned by the Portfolio’s portfolio manager or managers, as applicable, was none.
Equitable Investment Management GROUP, LLC
Description of any Material Conflicts
EIM is responsible for recommending the appointment or termination of sub-advisers, for monitoring and overseeing sub-advisers, and for allocating assets among sub-advisers. These responsibilities may give rise to actual, potential and/or perceived conflicts of interest. For example, since EIM pays fees to the sub-advisers from the advisory fees that it earns from the Portfolios, any increase or decrease in the sub-advisory fees negotiated with proposed or current sub-advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fee retained by EIM. EIM is subject to similar conflicts of interest in allocating assets among sub-advisers. Because EIM pays different fees to the sub-advisers, the allocation of assets to certain sub-advisers could impact EIM’s revenues and profits. As an investment adviser and fiduciary, EIM must put the interests of Portfolio shareholders ahead of its own interests (or the interests of its affiliates). Therefore, when recommending the appointment or continued service of a sub-adviser, EIM relies primarily on qualitative and quantitative factors.
EIM recognizes that other potential conflicts of interest may arise in connection with personal trading by employees, the management of multiple accounts, and the allocation of investment opportunities. EIM has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate such conflicts of interest, including, among others, information barriers, codes of ethics, and pre-clearance and reporting of securities transactions by employees. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolio’s investment activities and affect its performance.
Compensation Information
Because the Portfolio Managers serve as officers and employees of the Adviser and their respective roles are not limited to serving as the Portfolio Managers of the Portfolios and other accounts that they manage, their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level with the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured b various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/All Asset Growth Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Aggressive Growth Strategy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Balanced Strategy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Conservative Growth Strategy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Conservative Strategy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Growth Strategy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Moderate Growth Strategy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Ultra Conservative Strategy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Equitable Conservative Growth MF/ETF Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Equitable Growth MF/ETF Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Equitable Moderate Growth MF/ETF Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Convertible Securities Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT DoubleLine Opportunistic Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Equity Income Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT GAMCO Mergers & Acquisitions Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT GAMCO Small Company Value Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT High Yield Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Micro Cap Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Moderate Growth Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Multi-Alternative Strategies Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Natural Resources Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Real Estate Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Small Cap Value Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT SmartBeta Equity ESG Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
1290 VT Socially Responsible Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
ATM International Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
ATM Large Cap Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
ATM Mid Cap Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
ATM Small Cap Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/400 Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/500 Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/2000 Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/ClearBridge Select Equity Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Franklin Small Cap Value Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Global Equity Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/International Core Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/International Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/International Value Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Core Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Growth Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Value Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Mid Cap Value Managed Volatility Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Technology Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Dynamic Aggressive Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Dynamic Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Dynamic Moderate Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/American Century Moderate Growth Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Goldman Sachs Growth Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Invesco Moderate Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Invesco Moderate Growth Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/JPMorgan Growth Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/JPMorgan Hedged Equity and Premium Income Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Small Cap Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Sustainable U.S. Thematic Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/American Century Mid Cap Value Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Capital Group Research Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/ClearBridge Large Cap Growth ESG Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Common Stock Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Emerging Markets Equity PLUS Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Equity 500 Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Fidelity Institutional AM Large Cap Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Franklin Rising Dividends Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Goldman Sachs Mid Cap Value Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/International Equity Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Invesco Comstock Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Invesco Global Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Janus Enterprise Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/JPMorgan Value Opportunities Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Growth Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Value Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Lazard Emerging Markets Equity Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Loomis Sayles Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/MFS International Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/MFS International Intrinsic Value Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/MFS Mid Cap Focused Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Mid Cap Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Money Market Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Morgan Stanley Small Cap Growth Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Small Company Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/JPMorgan Growth Stock Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Value Equity Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Aggressive Equity Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Short Duration Government Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Core Bond Index Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Intermediate Government Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Long-Term Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/PIMCO Global Real Return Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/PIMCO Real Return Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/PIMCO Total Return ESG Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/PIMCO Ultra Short Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Quality Bond PLUS Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Core Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Invesco Global Real Assets Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/MFS Technology Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/MFS Utilities Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/T. Rowe Price Health Sciences Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Wellington Energy Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Intermediate Corporate Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Core Plus Bond Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Conservative Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Conservative-Plus Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Moderate Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Moderate-Plus Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
EQ/Aggressive Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Target 2015 Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Target 2025 Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Target 2035 Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Target 2045 Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
Target 2055 Allocation Portfolio
Kenneth Kozlowski					0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan					0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas					0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Miao Hu					0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy					0	N/A	0	N/A	0	N/A	0	N/A
1832 Asset Management U.S. Inc.
Description of any Material Conflicts
As is typical for many money managers, potential conflicts of interest may arise related to a portfolio manager’s management of multiple accounts relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, 1832 Asset Management U.S. Inc. (“1832 Asset Management”) believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Form ADV, Part 2 of 1832 Asset Management also contains a description of some of its policies and procedures in this regard.
Compensation Information
Compensation by 1832 Asset Management is designed to attract and retain high-caliber professional employees. The compensation arrangements for members of the investment team promote the interests of 1832 Asset Management’s clients by providing a structure that contributes to retention of key investment professionals and by providing appropriate incentives for long term performance results.
Compensation arrangements, both fixed and variable, are as follows:
Base Salaries
Investment professionals are provided with base salaries which 1832 Asset Management believes to be in line with or above industry standards and the appropriate human resources agencies are consulted to ensure that these levels are maintained.
Bonuses
Portfolio manager bonuses primarily consist of a variable compensation component and a discretionary component. The bonus weighting is typically two thirds variable and one third discretionary.
The variable component is based on performance metrics which may include quartile rankings, performance relative to benchmark, and various risk management measures over various periods of time. As part of the bonus compensation structure for the portfolio managers, typically one third is retained and vests over a 3 year period. Of the amount retained, a minimum of 50% is invested in a portfolio manager’s own funds.
The discretionary component of portfolio managers’ bonuses is based on a review of their contribution to the investment team for investment insights and recommendations as well as their contribution to sales and marketing efforts.
Other considerations include level of assets under management and profitability of the firm.

Stock Purchase Program
Subject to service time requirements, up to 6% of an employee’s salary to a maximum of $6,000 may be used to purchase the stock of the publicly-listed parent company, The Bank of Nova Scotia (Ticker: BNS), and the contribution will be matched 60% by the firm.
Performance Based Fees
Some funds managed by 1832 Asset Management, but not the Multimanager Aggressive Equity Portfolio, incur performance based fees and the portfolio manager shares in a portion of such fees.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
Noah Blackstein
AllianceBernstein L.P.
Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest: When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.

Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.
*****
Employee Personal Trading: AllianceBernstein (“AB”) has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB’s proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm's Policy and Procedures.
The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.
*****
Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
*****
Allocating Investment Opportunities: The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Compensation Information
AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.
Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.
AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.
Other Accounts Managed

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM International Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
ATM Large Cap Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
ATM Mid Cap Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
ATM Small Cap Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/400 Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/500 Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/2000 Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/International Managed Volatility Portfolio
Joshua Lisser
Geoff Tomlinson
1290 VT Natural Resources Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Common Stock Index Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Emerging Markets Equity PLUS Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Equity 500 Index Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/International Equity Index Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Large Cap Growth Index Portfolio
Joshua Lisser

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Geoff Tomlinson
1290 VT Real Estate Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Large Cap Value Index Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Mid Cap Index Portfolio
Joshua Lisser
Geoff Tomlinson
Multimanager Technology Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Small Company Index Portfolio
Joshua Lisser
Geoff Tomlinson
Multimanager Aggressive Equity Portfolio
Joshua Lisser
Geoff Tomlinson
EQ/Large Cap Value Managed Volatility Portfolio
Snezhana Otto
Itay Moshenberg, CFA
Joshua Lisser
Geoff Tomlinson
EQ/AB Dynamic Aggressive Growth Portfolio
Daniel Loewy
Caglasu Altunkopru
Alexander Barenboym
Vinod Chathlani
EQ/AB Dynamic Growth Portfolio
Daniel Loewy
Caglasu Altunkopru
Alexander Barenboym
Vinod Chathlani
EQ/AB Dynamic Moderate Growth Portfolio
Daniel Loewy
Caglasu Altunkopru
Alexander Barenboym
Vinod Chathlani
EQ/AB Short Duration Government Bond Portfolio
Michael Canter

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Matthew Sheridan
EQ/Quality Bond Plus Portfolio
Michael Canter
Matthew Sheridan
EQ/AB Small Cap Growth Portfolio
Samantha Lau
Wen-Tse Tseng
Joshua Lisser
Geoff Tomlinson
EQ/AB Sustainable U.S. Thematic Portfolio
Daniel Roarty
Benjamin Ruegsegger
EQ/Long-Term Bond Portfolio
Matthew Sheridan, CFA
William Smith, CFA
Sonam Dorji
EQ/Intermediate Corporate Bond Portfolio
Matthew Sheridan, CFA
William Smith, CFA
Sonam Dorji
American Century Investment Management, Inc.
Description of any Material Conflicts
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors Funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation Information
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2024, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus, which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Portfolio managers may have responsibility for multiple American Century Investments products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century Investments products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/American Century Mid Cap Value Portfolio
Kevin Toney
Michael Liss
Brian Woglom
Nathan Rawlins
EQ/American Century Moderate Growth Allocation Portfolio
Rich Weiss
Radu C. Gabudean
Vidya Rajappa, CFA®
Scott Wilson, CFA®

Aristotle Capital Management, LLC
Description of any Material Conflicts
Potential conflicts of interest could arise when there is side-by-side management of private fund, separately managed accounts and mutual funds. Additionally, differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.
With regard to portfolio selections and the different positions that Aristotle Capital’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle Capital manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle Capital may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
Compensation Information
All Aristotle Capital investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Value Equity Portfolio
Howard Gleicher

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gregory D. Padilla
EQ/Large Cap Value Managed Volatility Portfolio
Howard Gleicher
Gregory D. Padilla
AXA Investment Managers US Inc.
Description of any Material Conflicts
As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Portfolio. At times, those responsibilities could potentially conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by AXA Investment Managers US Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Portfolio, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Portfolio) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.
In addition, certain AXA IM employees have disclosed to the firm that they have family members that are employed by third party services that support AXA IM and its business. AXA IM manages these conflicts through a comprehensive set of disclosure requirements, as well as through a combination of periodic testing oversight, financial analysis and internal reporting procedures.
Compensation Information
As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. “Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to the performance of the overall investment strategy to which the Portfolio belongs as well as overall firm performance.” In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured. Feedback from the market indicates that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:
•
Employee performance with respect to objectives and responsibilities set
•
Employee contribution to overall firm performance
•
Investment strategy performance
•
Overall firm profitability
Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA IM their incentive compensation is specifically guided depending on their roles within the firm, as described below.
Portfolio Managers or Strategists
The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:
•
Their role in the investment process
•
Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)
Credit Analysts
The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:
•
Quality of industry and issuer coverage
•
Ability to react swiftly to market information
•
Speed with which information is integrated into recommendations
Traders
The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:
•
Trade execution and access to liquidity in the market
•
Synthesis and dissemination of important information flow to the investment team, and
•
Ability to deliver qualitative and quantitative analysis

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT High Yield Bond Portfolio
Robert Houle
Michael Graham
1290 VT SmartBeta Equity ESG Portfolio
Ram Rasaratnam
Cameron Gray
Jonathan White
EQ/Core Plus Bond Portfolio
Michael Graham
Robert Houle
Barrow, Hanley, Mewhinney & Strauss, LLC
Description of any Material Conflicts
Actual or potential conflicts of interest may arise when a Portfolio Manager has management responsibilities for more than one account including mutual fund, CLO, or private commingled fund accounts. When one Client has a relationship or fee arrangement with the adviser that is more valuable or could accelerate the fees due to the adviser than another Client's, the adviser might have an incentive to favor that Client when allocating investment opportunities among multiple Client accounts. Barrow Hanley manages potential conflicts between funds, CLOs, and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by the CCO, directors, and independent third parties. The Firm’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds, CLOs, or accounts participate in investment decisions involving the same securities or issuer.
Compensation Information
Compensation of Barrow Hanley’s investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and performance, and their contributions in other areas, such as meetings with clients and consultants. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance. The final component of compensation of key employees, including portfolio managers and analysts, is their interest in Barrow Hanley’s equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a dividend, which is related to the performance of the entire firm.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT Equity Income Portfolio
Brian Quinn[1]
Brad Kinkelaar[2]
Luis P. Rhi3, *
1
Mr. Quinn manages __ other accounts and $__ million in Barrow Hanley’s DFV strategy.
2
Mr. Kinkelaar is a member of various other equity value teams managing __ other accounts and $__ billion.
3
Mr. Rhi manages __ other accounts and $__ million in Barrow Hanley’s DFV strategy.
* Information for Mr. Rhi is as of February 28, 2026.
BlackRock Financial Management, Inc.
Description of any Material Conflicts
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Chen, Dickstein and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chen, Dickstein and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation Information
The discussion below describes the portfolio managers’ compensation as of December 31, 2022.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation — Ms. Hsui and Messrs. Sietsema and Whitehead
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Messrs. Sietsema and Whitehead is not measured against a specific benchmark.
Discretionary Incentive Compensation –Messrs. Chen, Dickstein and Rogal
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Akiva Dickstein
A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Index,
Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index),
certain customized indices and certain fund industry peer groups.

Chi Chen David Rogal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Core Bond Portfolio
Russell Brownback
Chi Chen
Siddharth Mehta
Sam Summers
BlackRock Investment Management, LLC
Description of any Material Conflicts
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Chen and Messrs. Dickstein and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Chen and Messrs. Dickstein and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Compensation Information
The discussion below describes the portfolio managers’ compensation as of December 31, 2024.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation — Ms. Hsui and Messrs. Sietsema and Whitehead
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Messrs. Sietsema and Whitehead is not measured against a specific benchmark.
Discretionary Incentive Compensation — Ms. Chen and Messrs. Dickstein and Rogal
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Chi Chen David Rogal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Akiva Dickstein
A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Index,
Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index),
certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM International Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
ATM Large Cap Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
ATM Mid Cap Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
ATM Small Cap Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/400 Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/500 Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/2000 Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/Global Equity Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steven White
EQ/International Core Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/International Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/International Value Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/Large Cap Core Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/Large Cap Growth Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/Mid Cap Value Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/Franklin Small Cap Value Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
1290 VT Small Cap Value Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT Micro Cap Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/Morgan Stanley Small Cap Growth Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
EQ/ClearBridge Select Equity Managed Volatility Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
1290 VT Socially Responsible Portfolio
Jennifer Hsui
Matt Waldron, CFA®
Peter Sietsema
Steven White
Brandywine global investment management, llc
Description of any Material Conflicts
Brandywine Global does not anticipate any actual or potential conflicts of interest in providing its investment management services other than those conflicts generally experienced by investment advisers. At times, Brandywine Global manages client accounts that pay performance-based fees alongside client accounts that pay asset based fees and utilize the same investment strategy and invest in the same assets. The simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee creates a conflict of interest as the portfolio manager may have an incentive to favor client accounts with the potential to receive greater fees. Additionally, Brandywine Global may at times be trading identical securities in the opposite direction for multiple client accounts. This typically occurs in accounts that have different investment mandates. In some instances, opposite direction trades may occur in accounts with similar investment mandates due to differing cash flows in client accounts. To address these types of conflicts, Brandywine Global has developed trade allocation policies and procedures. Orders for all accounts seeking to make the same investment are aggregated and executions are allocated pro rata across all participating accounts. Brandywine Global periodically reviews the trading of client accounts to seek to ensure that no account, or group of accounts, is receiving preference in the trading process.
Compensation
Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serves as mechanisms to deter excessive risk-taking. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global’s staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believe leads to responsibility, accountability, and low turnover of people.
Other Accounts Managed
Brandywine Global Investment Management, LLC (“Brandywine Global”)
	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Core Plus Bond Portfolio
Anujeet Sareen
Brian Kloss
Tracy Chen
Capital International, Inc.
Description of any Material Conflicts
Capital International has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital International believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
Compensation Information
Investment analysts are paid competitive salaries, a bonus that is directly tied to individual investment results and may participate in our profit sharing plans. Analysts also receive a subjective bonus that is based on their contribution to the research process. The relative mix of compensation represented by salary, bonuses and profit sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors. The investment bonus is calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods. Increasing weight is placed on each successive measurement period to encourage a long-term approach. For investment analysts, benchmarks include both appropriate industry indices reflecting their areas of expertise and relevant market measures.
Research Portfolio Coordinators are compensated in the manner described above in their role as analyst. For each Portfolio, the relevant benchmarks for the Research Portfolio Coordinators consider include the S&P 500 Index, securities that are eligible to be purchased in the strategy and an average of a customized US Large Cap Core Universe of funds.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Capital Group Research Portfolio
Todd Saligman
Carlos Schonfeld
EQ/Large Cap Core Managed Volatility Portfolio
Todd Saligman
Carlos Schonfeld
1
Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2
Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3
Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4
Reflects other professionally managed accounts held at Capital International or companies affiliated with Capital International. Personal brokerage accounts of portfolio manager and their families are not reflected.
ClearBridge Investments, LLC
Description of any Material Conflicts
Potential conflicts of interest may arise when a Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.
ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
Potential Conflicts of Interest.  Potential conflicts of interest may arise when the Portfolios’ portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolios’ portfolio managers.
The subadviser and the Portfolios have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Investment Opportunities.  If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Portfolios, are treated equitably.
Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Broker/Dealers.  In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Compensation Information
ClearBridge’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio Manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s Portfolio Managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:
•  Cash Incentive Award
•  ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For Portfolio Managers, one-half of this deferral is invested in their primary managed strategy and one-half can be elected to be invested in one or more of ClearBridge’s managed funds. Consequently, Portfolio Managers can have their entire CDIP award invested in their primary managed product.

•  Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.
Several factors are considered by ClearBridge senior management when determining discretionary compensation for Portfolio Managers. These include but are not limited to:
•  Investment performance. A Portfolio Manager’s compensation is linked to the investment performance of the fund/accounts managed by the Portfolio Manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.
•  Appropriate risk positioning that is consistent with the strategy’s investment philosophy and approach to generation of alpha;
•  Overall Firm profitability and performance;
•  Amount and nature of assets managed by the Portfolio Manager;
•  Contributions for asset retention, gathering and client satisfaction;
•  Contribution to mentoring, coaching and/or supervising;
•  Contribution and communication of investment ideas in ClearBridge’s investment meetings and on a day to day basis;
•  Market compensation survey research by independent third parties
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/ClearBridge Select Equity Managed Volatility Portfolio
Aram Green
EQ/ClearBridge Large Cap Growth ESG Portfolio
Margaret Vitrano
Erica Furfaro
Diamond Hill Capital Management, Inc.
Description of any Material Conflicts
Performance Based Fees:  Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As a result of the performance-based fee component, Diamond Hill may receive additional revenue related to the Performance Fee Accounts. None of the portfolio managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate portfolio managers and all staff.
Trade Allocation:  The Sub-Adviser manages numerous accounts in addition to the Portfolios. When a Portfolio and another of the Sub-Adviser’s clients seek to purchase or sell the same security at or about the same time, the Sub-Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Portfolio because of increased volume of the transaction. However, when another of the Sub-Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Sub-Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Portfolios and one or more other accounts where the Sub-Adviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through the Sub-Adviser’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Discretionary trades are not segmented by investment product.
Personal Security Trading by the Portfolio Managers:  Diamond Hill has adopted a Code of Ethics designed to: (1) demonstrate Diamond Hill’s duty at all times to place the interest of clients and Fund shareholders first; (2) align the interests of the portfolio managers with clients and Fund shareholders, and (3) mitigate inherent conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of Diamond Hill, including the portfolio managers, from purchasing any individual equity and most fixed income securities that are eligible to be purchased by client portfolios. The Code of Ethics also prohibits the purchase of third-party mutual funds in the primary Morningstar categories with which Diamond Hill competes. As a result, each of the portfolio managers are significant owners in the Diamond Hill strategies, thus aligning their interest with clients.
Best Execution and Research Services:  The Adviser has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict, we adopted a policy that prohibits us from considering any factor other than best execution when a client trade is placed with a broker-dealer.
Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.
Compensation Information
Diamond Hill portfolio managers are paid a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:
•
The long-term pre-tax investment performance of the fund(s) that they manage and the related investment composite(s) of Diamond Hill,
•
Diamond Hill’s assessment of the investment contribution they make to strategies they do not manage,
•
Diamond Hill’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and
•
Diamond Hill’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities. Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).
Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio Manager compensation is not directly tied to product asset growth or revenue; however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of Diamond Hill’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. Diamond Hill also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Mid Cap Value Managed Volatility Portfolio
Chris Welch
Anthony Philipp
DoubleLine Capital LP
Description of any Material Conflicts
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolios, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Sub-Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, be managed (benchmarked) against the same index the Portfolios track, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.
Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio managers’ management of the Portfolios. Because of their position with the Portfolios, the portfolio managers know the size, timing and possible market impact of the Portfolios’ trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Portfolios.
Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio managers’ management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolios and other accounts managed by the portfolio managers, but securities may not be available in sufficient quantities for both the Portfolios and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolios and another account. The Sub-Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under the Sub-Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Sub-Adviser’s investment outlook, cash availability and a series of other factors. The Sub-Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting the Portfolios’ investment opportunities may also arise when the Portfolios and other clients of the Sub-Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Portfolios owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Sub-Adviser or result in the Sub-Adviser receiving material, non-public information, or the Sub-Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolios’ investment opportunities. Additionally, if the Sub-Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Portfolios or other clients. When making investment decisions where a conflict of interest may arise, the Sub-Adviser will endeavor to act in a fair and equitable manner between the Portfolios and other clients; however, in certain instances the resolution of the conflict may result in the Sub-Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolios.
Investors in the Portfolios may also be advisory clients of the Sub-Adviser or a Portfolio may invest in a product managed or sponsored or otherwise affiliated with the Sub-Adviser. Accordingly, the Sub-Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Portfolios, may render advice to the Portfolios that provides a direct or indirect benefit to the Sub-Adviser or an affiliate of the Sub-Adviser or may manage or advise a product in which the Portfolios is invested in such a way that would not be beneficial to the Fund. For example, the Sub-Adviser may advise a client who has invested in the Portfolios to redeem its investment in the Portfolios, which may cause the Portfolios to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Sub-Adviser could also, for example, make decisions with respect to a structured product managed or sponsored by the Sub-Adviser in a manner that could have adverse effects on investors in the product, including, potentially, the Portfolios. The Sub-Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of certain of the Portfolios, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients.
Related parties of the Sub-Adviser may provide initial funding to or otherwise invest in a Portfolio. The Sub-Adviser could face a conflict if an account it advises is invested in the Portfolios and that account’s interests diverge from those of the Portfolios. When a related party provides “seed capital” or other capital for the Fund, it may do so with the intention of redeeming all or part of its interest in the Portfolios at a future point in time or when it deems that sufficient additional capital has been invested in the Portfolios. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when a Portfolio’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Portfolios will bear a proportionately higher share of Fund expenses following the redemption.
Broad and Wide-Ranging Activities.  The portfolio managers, the Sub-Adviser and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Sub-Adviser and its related parties may engage in activities where the interests of certain divisions of the Sub-Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Portfolios.
Possible Future Activities.  The Sub-Adviser and its related parties may expand the range of services that it provides over time. Except as provided herein, the Sub-Adviser and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Sub-Adviser and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Portfolios. These clients may themselves represent appropriate investment opportunities for the Portfolios or may compete with the Portfolios for investment opportunities.
Performance Fees and Personal Investments.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolios. The Sub-Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and performance fee based accounts on a fair and equitable basis over time.
Compensation Information
The overall objective of the compensation program for the portfolio managers employed by DoubleLine is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward DoubleLine’s portfolio managers for their contributions to the success of their clients and DoubleLine. The DoubleLine Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.
Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio managers’ compensation.
Discretionary Bonus/Guaranteed Minimums.  Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
Equity Incentives.  Some portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio managers’ contribution to the success of DoubleLine.
Other Plans and Compensation Vehicles.  Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to the portfolio managers.
Summary.  As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT DoubleLine Opportunistic Bond Portfolio
Jeffrey Gundlach
Jeffrey Sherman
Multimanager Core Bond Portfolio
Jeffrey Gundlach

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrew Hsu
Ken Shinoda
EARNEST Partners, LLC
Description of any Material Conflicts
The Sub-Adviser may be responsible for managing one or more Funds in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. The Sub-Adviser may manage other client accounts which may have higher fee arrangements than the Portfolios and/or may also have performance-based fees. Side-by-side management of these other client accounts create conflicts of interest which relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
The Sub-Adviser seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that the Sub-Adviser believes to be fair and equitable. The Sub-Adviser has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the conflicts of interest that arise from side-by-side management. Specifically, the Sub-Adviser manages client accounts to model portfolios that are approved by its investment team and aggregates and then allocates securities transactions to client accounts in a manner that the Sub-Adviser believes to be fair and equitable.
Compensation Information
Sub-Adviser personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Sub-Adviser also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager(s). The firm is employee-owned.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Emerging Markets Equity PLUS Portfolio
Paul Viera
Dinkar Singh
EQ/International Core Managed Volatility Portfolio
Paul Viera
Dinkar Singh

Federated Global Investment Management Corp.
Description of any Material Conflicts
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Compensation Information
Federated’s portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the other accounts’ designated peer groups. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, the portfolio managers are also the portfolio managers for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures.
The allocation or weighting given to the performance of the Fund or other accounts for which the portfolio managers are responsible when their compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account may be categorized into multiple IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. Although the performance of each account is considered in calculating the annual incentive amount, the weighting of the IPP group weightings may differ. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/International Core Managed Volatility Portfolio
Richard Winkowski
Dariusz Czoch
FIAM LLC
Compensation Information
Christopher Lee  is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. As of December 31, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.
Steven Kaye  is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services.
Chad Colman  is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services.
As of December 31, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.
Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of EQ/Fidelity Institutional AM® Large Cap is based on the fund’s pre-tax investment performance measured against the S&P 500® Index, the fund’s pre-tax investment performance within the eVestment Alliance Large Cap Core Equity, and the pre-tax investment performance of the portion of the lead account’s fund’s assets managed by each co-manager measured against the benchmark index identified in the table below.
Co-Manager / Benchmark Index(es) Steven Kaye / S&P 500® Health Care Index Pranay Kirpalani / S&P 500® Utilities IndexChad Colman / S&P 500® Industrials Index Ingrid Chung / S&P Communications Services Index Laurie Mundt / S&P Consumer Staples Index Nicola Stafford / S&P Consumer Discretionary Index
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
Ashley Fernandes  is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services.
Each portfolio manager’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FMR or its affiliates. A portion of each portfolio manager’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group assigned to each fund or account, (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager’s bonus that is linked to the investment performance of EQ/Fidelity Institutional AM® Large Cap is based on the fund’s pre-tax investment performance measured against the S&P 500® Index, the fund’s pre-tax investment performance within the eVestment Alliance Large Cap Core Equity, and the pre-tax investment performance of the portion of the lead account’s assets managed by each co-manager measured against the benchmark index identified in the table below. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
Co-Manager / Benchmark Index(es) Ashley Fernandes / S&P 500® Energy Index; S&P 500 Materials Index Christopher Lin / S&P 500® Information Technology Index Pranay Kirpalani / S&P 500® Information Technology Index.
FIA UK
Compensation Information
Hyun Ho Sohn  is the manager of the portion of the Multimanager Technology Portfolio allocated to FIAM, FIA and FIA UK and is remunerated for his services.
FIA UK’s compensation structure is determined within the group-wide compensation framework of FIL Limited (FIL) and is designed to attract, motivate, and retain key talent. FIL has a remuneration committee that oversees all group remuneration activities.
Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIL, as applicable, or at the election of the portfolio manager.
Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIL or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIL. The portion of Hyun Ho Sohn’s bonus that is linked to the investment performance of the portion of the Multimanager Technology Portfolio allocated to FIA UK is based on the pre-tax investment performance of the portion of the fund’s assets the portfolio manager manages measured against the MSCI ACWI Information Technology Index (Net Dividends Reinvested). Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FIL Limited.
A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIA UK or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by FIA UK’s Code of Ethics.
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Fidelity Institutional AM® Large Cap Portfolio
Ashley Fernandes
Steven Kaye
Chris Lee
Chad Colman
Nicola Stafford
Laurie Mundt
Ingrid Chung
Pranay Kirpalani
Christopher Lin
Matthew Reed
Samuel Wald, CFA
Multimanager Technology Portfolio
Hyun Ho Sohn
Franklin Advisers, Inc.
Description of any Material Conflicts
Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation Information
Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary.  Each portfolio manager is paid a base salary.
Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•
Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation.  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits  Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Franklin Rising Dividends Portfolio
Matt Quinlan
Amritha Kasturirangan
Nayan Sheth
Franklin Mutual Advisers, LLC
Description of any Material Conflicts
Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Information
Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary.  Each portfolio manager is paid a base salary.
Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager 39 in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•
Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation.  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits  Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Franklin Small Cap Value Managed Volatility Portfolio
Steven Raineri
Christopher Meeker

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nicholas Karzon
GAMCO Asset Management Inc.
Description of any Material Conflicts
Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
Allocation of Limited Time and Attention.  Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.
Allocation of Limited Investment Opportunities.  If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Portfolios may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.
Pursuit of Differing Strategies.  At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.
Selection of Broker/Dealers.  Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Portfolios even if using the affiliate is not in the best interest of the Portfolios.
Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Sub-Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Sub-Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Sub-Adviser’s compensation (and expenses) for the Portfolios are less than for other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Sub-Adviser and its affiliates. The Sub-Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.
Compensation Information
Mr. Gabelli receives compensation from his employer, GAMCO Investors, Inc., based on the fees received from subadvisory assets. These fees fluctuate with the asset level of the Portfolios. Mr. Gabelli receives incentive-based variable compensation from his employer based on a percentage of net revenues received by the Sub-Adviser for managing Portfolio(s). Net revenues are determined by deducting from gross investment management fees the firm’s expenses

(other than Mr. Gabelli’s compensation) allocable to the Portfolio(s). Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees.
Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Sub-Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Sub-Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options. Mr. Gabelli waived his compensation from August 31, 2024 to October 31, 2024.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT GAMCO Small Company Value Portfolio
Mario Gabelli
1290 VT GAMCO Mergers & Acquisitions Portfolio
Mario Gabelli
Goldman Sachs Asset Management, L.P.
Description of any Material Conflicts
Goldman Sachs Asset Management (“GSAM”) is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities (including portfolio companies) for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As Subadviser of the Fund, GSAM receives subadvisory fees from the Adviser. In addition, GSAM’s affiliates may earn fees from relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.
Potential conflicts are disclosed in further detail in Part 2 of Goldman Sachs Asset Management's Form ADV, which is included as part of this submission.
Compensation Information
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance; his or her contribution to the overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded in part for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
For compensation purposes:
•The benchmark for the EQ/Goldman Sachs Growth Allocation Portfolio is 70% MSCI World / 30% Bloomberg US Corporate Credit 5-10 Year Index
•The benchmark for the EQ/Goldman Sachs Moderate Growth Allocation Portfolio is 60% MSCI World 100% Hedged to USD Index / 40% Bloomberg U.S. 7-10 Year Treasury Bond Index
•The benchmark for the EQ/Goldman Sachs Mid Cap Value Portfolio is Russell Midcap Value Index

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective(s) of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including: (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Goldman Sachs Growth Allocation Portfolio
Oliver Bunn
Momoko Ono
Jay Seo
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
Oliver Bunn
Momoko Ono
Jay Seo
EQ/Goldman Sachs Mid Cap Value Portfolio
Sung Cho
Cecile Origenes
GQG Partners LLC
Description of any Material Conflicts
GQG’s portfolio managers are responsible for managing other account portfolios in addition to the Portfolio, including account portfolios in which a portfolio manager and/or other personnel of GQG have an ownership interest. A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Portfolio and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by a portfolio manager may compensate the Sub-Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Sub-Adviser to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. GQG has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.
Another potential conflict could arise in instances in which securities considered as investments for the Portfolio are also appropriate investments for other investment accounts managed by GQG. When a decision is made to buy or sell a security by the Portfolio and one or more of the other accounts, GQG may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, GQG employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Sub-Adviser has implemented specific policies and procedures to address any potential conflicts.
GQG may invest in securities of companies issued by broker-dealers (or their affiliates) used by GQG to effect transactions for client accounts, including the Portfolio. In addition, from time to time, GQG directs trades to broker-dealers that are clients of GQG (or are affiliated with clients of GQG), that provide investment banking or other financial services to GQG and/or its affiliates (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which GQG provides investment advisory services (or are affiliated with such sponsors). These various business relationships with other companies give rise to rise to conflicts of interest and incentives to favor the interests of these companies when GQG provides services to the Portfolio and its other clients. GQG has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.
Subject to its duty to seek best execution, GQG often selects broker-dealers that furnish GQG with proprietary and/or third-party research and brokerage services (collectively, “Services”) that provide, in GQG’s view, appropriate assistance in the investment decision-making process. These Services may be bundled with the trade execution, clearing, or settlement services provided by a particular broker-dealer and/or, subject to applicable law, GQG may pay for such Services with client commissions (or “soft dollars”). Services received by GQG may include, for example, proprietary and third-party research reports on markets, companies, industries and securities, access to broker-dealer analysts and issuer representatives, and trading software to route orders to market centers. As result, the Fund may pay a commission that is higher than the commission another qualified broker-dealer might charge to effect the same transaction. Use of soft dollars may create a conflict of interest in executing trades for client accounts. Services may be used in servicing any or all of GQG’s clients, and may benefit certain accounts more than others. GQG receives such Services in a manner consistent with the “safe harbor” requirements of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) and has adopted policies and procedures to mitigate conflicts.
Compensation Information
GQG portfolio managers receive a fixed salary, retirement benefits, investment management services from GQG, and, in the case of Messrs. Kersmanc, Murthy and S. Jain, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager’s performance and GQG’s overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the Institutional Shares class of a proprietary mutual fund advised by GQG, calculated gross of management fees but net of other operating expenses. No portfolio manager’s compensation is directly based on the value of assets in a Fund’s portfolio. In addition, from time-to-time, employees of GQG, including Messrs. Kersmanc, Murthy and S. Jain, may receive an award of restricted stock units in GQG’s parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Large Cap Core Managed Volatility Portfolio
Rajiv Jain
Brian Kersmanc
Sudarshan Murthy, CFA
Siddharth Jain
Harris Associates LP
Description of any Material Conflicts
Actual or apparent conflicts may arise when Harris manages the Fund(s) and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the Portfolio and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.
Portfolio managers may be privy to the size, timing and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Fund(s), managed by the Adviser. A portfolio manager may execute transactions for another Fund or account that may be contrary to a Fund’s investments or that may adversely impact the value of a Fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others.
With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund(s).
Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

Harris is a long-only firm, so it does not have the conflicts normally associated with side-by-side management where hedge funds could also be in the market taking opposing positions to those of a long-only fund.
Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.
Compensation Information
Each of Harris’ portfolio managers are compensated solely by Harris, the sub-adviser. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more benchmarks including, but not limited to, S&P 500, S&P Mid-Cap 400, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Bloomberg (60% S&P 500 and 40% Bloomberg Aggregate Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is also measured over short and long-term periods, including one year, three years, five years, ten years, and since an account’s inception or since the portfolio manager has been managing the account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. Mr. Herro, Mr. Manelli and Mr. Liu also serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/International Value Managed Volatility Portfolio
David Herro
Eric Liu
Anthony Coniaris
Horizon Kinetics Asset Management LLC
Description of any Material Conflicts
As an investment adviser, Horizon Kinetics Asset Management LLC (“HKAM”) has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Accordingly, HKAM has adopted policies and procedures reasonably designed to ensure compliance with applicable securities regulations.
As it relates to employee trading, the Firm has adopted a Code of Ethics (the “Code”), which, among other things, governs the manner in which employees (including investment professionals such as portfolio managers) may engage in personal securities transactions. In general, such transactions may raise a potential conflict of interest when an employee trades in a security that is also being traded in client accounts or which is the subject of a research report being generated by the Firm. In such instances, the Firm may restrict or limit the amount of shares that employees may trade. The Firm utilizes My Compliance Office, enterprise grade compliance software, to ensure employee trades are made consistent with the procedures in the Code.
The Firm manages a variety of investment products and strategies. In general, the Firm’s investment professionals have day-to-day responsibility for managing multiple types of pooled products and accounts, some of which may charge a performance or incentive fee while others may not. Moreover, many funds and accounts may employ common investment objectives and strategies. As a result, conflicts of interest may arise. The Firm has thus adopted policies and procedures designed to ensure that all clients are fairly and equitably allocated investment opportunities regardless of fee structure and that trades in the same security for multiple funds or accounts are allocated and aggregated in a fair and equitable (generally pro rata) manner.
In addition to providing investment advisory services, the Firm authors research reports and makes such reports available on a subscription basis to institutional clients. As these situations may present conflicts of interest, the Firm has adopted policies and procedures, which generally restrict or limit trading in employee, proprietary and client accounts during certain periods of time. To the extent an account is prohibited from trading in certain securities, the performance may not be what it would have been if the account was permitted to engage in such transactions.
In addition, the Firm has adopted policies and procedures that generally prohibit employees from trading in a company’s securities, either personally or on behalf of others, while in possession of material non-public information about that company. These policies and procedures also prohibit employees from disclosing material non-public information to anyone outside or inside the Firm, other than to the Firm’s Chief Compliance Officer in accordance with the policies and procedures. To the extent a client account is prohibited from trading in certain securities, the performance may not be what it would have been if the account was permitted to engage in such transactions.
Furthermore, the Firm and its management persons have relationships or arrangements that may be material to the Firm’s advisory business or to investors in the products and accounts managed by the Firm and that present potential or actual conflicts of interest. Murray Stahl, the lead portfolio manager for an allocated portion of the 1290 VT Small Cap Value Portfolio (the “Portfolio”) that is sub-advised by the Firm, is Chief Executive Officer, Chief Investment Officer and Chairman of the Board of the Firm and, among other outside directorships, is a member of the Board of Directors of Texas Pacific Land Corporation (“TPL”), a public company whose shares trade on the New York Stock Exchange. TPL is a significant portfolio holding in many of the advisory accounts managed by the Firm, including the Portfolio. In his roles as Chief Executive Officer, Chief Investment Officer, Chairman of the Board and a portfolio manager of the Firm and as a member of the Board of Directors of TPL, Mr. Stahl has fiduciary and other obligations to both such entities and/or their clients, and may come into possession of information (including confidential or material non-public information regarding TPL securities or the securities of other public companies that have a material business relationship with TPL), that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on the Portfolio and could benefit Mr. Stahl, the Firm and/or TPL. In addition, Mr. Stahl has substantial personal investments in TPL stock – either directly through personal investment accounts or indirectly through products and accounts managed by the Firm. As these situations may present conflicts of interest, in such instances where an investment professional (such as a portfolio manager) of the Firm is a member of the board of directors or a member of an advisory board of a company that is held as an investment in any of the products or accounts managed by the Firm, the Firm’s Code requires that the investment professional abide by specific policies and procedures to ensure that transactions in the subject company are not made using material non-public information that was acquired as a result of the investment professional’s role as a member of the board of directors or a member of the advisory board of such company. Such policies and procedures also include, but are not limited to, requiring another portfolio manager who does not have material non-public information regarding the subject company’s securities to make trading decisions in the subject company’s securities for accounts managed by the investment professional (including the investment professional’s personal accounts). In addition, as discussed above, to the extent the Firm’s policies and procedures prohibit a client account (e.g., the Portfolio) from trading in certain securities (e.g., TPL stock or the stock of a company that has a material business relationship with TPL) during certain periods of time, the account could be negatively impacted and the account’s performance may not be what it would have been if the account was permitted to engage in such transactions. Furthermore, Firm personnel in addition to Mr. Stahl, including personnel who are or may be involved in the management of the Portfolio and other advisory accounts managed by the Firm, have personal investments in TPL stock or the stock of a company that has a material business relationship with TPL, and these personal investments present potential or actual conflicts of interest. As discussed above, the Firm’s Code governs the manner in which employees may engage in personal securities transactions.
Compensation Information
Non-owner Portfolio Managers are compensated with salary and incentive compensation. Salary is typically a function of the skill and experience of the individual portfolio manager. Incentive compensation is typically designed to align the interests of the portfolio manager with that of Fund investors and the overall firm. Portfolio Managers who are owners of the firm participate in the overall profitability of the firm through distributions.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT Small Cap Value Portfolio
Matthew Houk
Murray Stahl

Invesco Advisers, Inc.
Description of any Material Conflicts
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
•
Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
•
The appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation Information
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary.  Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.  The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Sub-Adviser	Performance time period[1]
Invesco[2] Invesco Listed Real Estate Assets Division[2]	One-, Three- and Five-year performance against fund peer group.
1. Rolling time periods based on calendar year-end.
2. Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long-Term Compensation.  Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements.  Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Invesco Moderate Allocation Portfolio
Alessio de Longis
John Burrello
Scott Hixon
Robert Young
Peter Hubbard
EQ/Invesco Moderate Growth Allocation Portfolio
Alessio de Longis
John Burrello

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott Hixon
Robert Young
Peter Hubbard
EQ/Invesco Comstock Portfolio
Kevin Holt
Devin Armstrong
James Warwick
Umang Khetan, CFA®
EQ/Invesco Global Real Assets Portfolio
Ping-Ying Wang
Grant Jackson
EQ/Invesco Global Portfolio
John Delano
EQ/Global Equity Managed Volatility Portfolio
John Delano
1
These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
2
This amount includes one Fund that pays performance-based fees with $___ in total assets under management.
Janus Henderson Investors US LLC
Description of any Material Conflicts
Portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which Janus or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Moreover, portfolio management may also have other roles at Janus Henderson (e.g., research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of Janus and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Funds because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative to one or more other accounts.
A conflict of interest between the Funds and other clients, including one or more Funds, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.
Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.
Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus, best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts.
Janus manages the Funds and the Janus Henderson “funds of funds,” which are funds that invest primarily in other Janus Henderson mutual funds, and exchange-traded funds (the “underlying funds”). Because Janus manages the Janus Henderson “funds of funds” and some of the underlying funds (“affiliated underlying funds”), it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such affiliated underlying funds. For example, Janus has a conflict of interest in selecting investments for an affiliated underlying fund because the affiliated underlying funds, unlike unaffiliated investment companies, pay fees to Janus, and the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. Further, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus for the Janus Henderson funds. Purchases and redemptions of affiliated underlying fund shares by a Janus Henderson “funds of funds” due to reallocations or rebalancing may result in an affiliated underlying fund having to sell securities or invest cash when it otherwise would not do so, which could accelerate the recognition of taxable income or cause actual expenses to increase. In addition, redemptions by a Janus Henderson “funds of funds” could cause actual expenses to increase, or could result in an affiliated underlying fund’s current expense being allocated over a smaller asset base, which may lead to an increase in the affiliated underlying fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “funds of funds” purchases, redeems, or owns a substantial portion of an affiliated underlying fund’s shares.
Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2024.
Portfolio management is compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:
Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation:
Portfolio management’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance fees:
The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated certain products, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.
Deferrals/Firm Ownership:
All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Janus Enterprise Portfolio
Brian Demain
Cody Wheaton
J.P. Morgan Investment Management, Inc.
Description of any Material Conflicts
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients. JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with
JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
Compensation Information
JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
• Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
• The scale and complexity of their investment responsibilities;
• Individual contribution relative to the client’s risk and return objectives;
• Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
• Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision-making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.).
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
• Reducing or altogether eliminating annual incentive compensation;
• Canceling unvested awards (in full or in part);
• Clawback/recovery of previously paid compensation (cash and / or equity);
• Demotion, negative performance rating or other appropriate employment actions; and
• Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:

Name of Fund	Benchmark
EQ/JPMorgan Value Opportunities Portfolio	Russell 1000 Value
EQ/JPMorgan Growth Allocation Portfolio	Custom Benchmark
EQ/JPMorgan Growth Stock Portfolio	Russell 1000 Growth
EQ/Large Cap Growth Managed Volatility Portfolio	Russell 1000 Growth
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account ($MM)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/JPMorgan Value Opportunities Portfolio
Scott Blasdell
John P. Piccard
EQ/JPMorgan Growth Allocation Portfolio
Michael Feser
Grace Koo
Matthew Cummings
EQ/JPMorgan Growth Stock Portfolio
Giri Devulapally
Holly Morris
Larry Lee
Joseph Wilson
Robert Maloney
EQ/Large Cap Growth Managed Volatility Portfolio
Giri Devulapally
Holly Morris
Larry Lee
Joseph Wilson
Robert Maloney
Lazard Asset Management LLC
Description of any Material Conflicts
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Portfolio may invest or that may pursue a strategy similar to the Portfolio’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Portfolio is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the Portfolio and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Portfolio. In addition, the Portfolio is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Portfolio. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Portfolio.
4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolio.
5. The table below notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Portfolio.
6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if the Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Portfolio to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.
8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Portfolio, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Compensation Information
Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Portfolio may invest or pursue a strategy similar to the Portfolio’s strategies. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (M)
EQ/Lazard Emerging Markets Equity Portfolio
James Donald
Rohit Chopra
Monika Shrestha
Ganesh Ramachandran

Loomis, Sayles & Company, L.P.
Description of any Material Conflicts
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation Information (Mr. Hamzaogullari)
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and post-retirement payouts), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met.
Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management review the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be here on the vesting dates in order to receive the deferred bonus.
Compensation Information (Messrs. Harms, Rowe, Conklin, Anderson, Sankaran)
Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although Portfolio Manager compensation is not directly tied to assets under management, a Portfolio Manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other Portfolio Managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the Firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Firm’s Chief Investment Officer (“CIO”) and senior management. The Firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio Managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Firm profitability, and/or investment performance.
General
The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, Firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and Firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the Firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Loomis Sayles Growth Portfolio
Aziz Hamzaogullari
EQ/Large Cap Growth Managed Volatility Portfolio
Aziz Hamzaogullari
EQ/Core Plus Bond Portfolio
Daniel Conklin
Christopher T. Harms
Clifton V. Rowe
Ian Anderson
Barath W. Sankaran
Lord, Abbett & Co. LLC
Description of any Material Conflicts
Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett’s portion of the 1290 VT Micro Cap Portfolio and the investments of the funds and accounts managed by Lord Abbett, including the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented policies and procedures relating to brokerage commissions, soft dollars and investment allocation. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Portfolio. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have or believe they may have material non-public information. Lord Abbett is not affiliated with a full-service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts in the table referenced above.
Compensation Information
When used in this section, the term “Fund” refers to the portion of the 1290 VT Micro Cap Portfolio managed by Lord Abbett’s portfolio managers, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Portfolio’s peer groups (as defined from time to time by third party investment research companies), as well as the Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plans’ earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of the funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT Micro Cap Portfolio
F. Thomas O’Halloran
Matthew DeCicco
Vernon Bice
MFS Investment Management
Description of any Material Conflicts
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation Information
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary —  Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus —  Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
With respect to each portfolio manager except Ms. Kate Mead and Messrs. Greg Johnsen and John Mahoney, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices

(“benchmarks”). As of December 31, 2024, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:
Fund	Portfolio Manager	Benchmark(s)
EQ/MFS International Growth Portfolio	Kevin Dwan	MSCI All Country World (ex-US) Growth Index (net div)
	Matthew Barret	MSCI All Country World (ex-US) Growth Index (net div)
EQ/International Core Managed Volatility Portfolio	Kevin Dwan	MSCI All Country World (ex-US) Growth Index (net div)
	Matthew Barret	MSCI All Country World (ex-US) Growth Index (net div)
EQ/Large Cap Value Managed Volatility Portfolio	Nevin Chitkara	Russell 1000® Value Index
	Katherine Cannan	Russell 1000® Value Index
	Thomas Crowley	Russell 1000® Value Index
EQ/MFS International Intrinsic Value Portfolio	Philip Evans	MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
	Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
EQ/MFS Technology Portfolio	Reinier Dobbelmann	Standard & Poor’s North American Technology Sector Index
EQ/MFS Utilities Portfolio	Claud Davis	MSCI All Country World Utilities Index (net div)
	J. Scott Walker	MSCI All Country World Utilities Index (net div)
EQ/MFS Mid Cap Focused Growth Portfolio	Eric Braz	Russell Midcap® Growth Index
	Eric Fischman	Russell Midcap® Growth Index
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
With respect to Ms. Kate Mead and Messrs. Greg Johnsen and John Mahoney, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance). The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan –  Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/International Core Managed Volatility Portfolio
Kevin Dwan
Matthew Barrett
Greg Johnsen**
EQ/Large Cap Value Managed Volatility Portfolio
Katherine Cannan
Kate Mead**
Thomas Crowley
EQ/MFS International Growth Portfolio
Kevin Dwan
Matthew Barrett
Greg Johnsen**
EQ/MFS International Intrinsic Value Portfolio
Benjamin Stone
Philip Evans
John Mahoney**
EQ/MFS Mid Cap Focused Growth Portfolio
Eric Fischman
Eric Braz
EQ/MFS Technology Portfolio
Reinier Dobbelmann
EQ/MFS Utilities Series Portfolio
Claud Davis
J. Scott Walker
*
Excludes the Portfolio
**
Institutional Portfolio Manager
Advisory fees were not based upon performance of any of the accounts identified in the table above.
Morgan Stanley Investment Management, Inc.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of Morgan Stanley Investment Management Inc. (“MSIM”), engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of an investment fund or account sponsored, managed, advised or sub-advised by MSIM (each, a “MSIM Advised Vehicle”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, advised or sub-advised by MSIM or one of its investment adviser affiliates, the Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with a MSIM Advised Vehicle’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, MSIM and/or MSIM’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a MSIM Advised Vehicle and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests MSIM or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to MSIM in this section include a MSIM Advised Vehicle’s affiliated sub-adviser (if any) unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates whether or not specifically identified.
Material Non-Public and Other Information.  It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The Adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a MSIM Advised Vehicle’s behalf. In addition, MSIM may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a MSIM Advised Vehicle, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with MSIM or its affiliates unrelated to that of a MSIM Advised Vehicle. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of MSIM Advised Vehicles in various circumstances, including because of applicable regulatory requirements or information held by MSIM, MSIM’s investment adviser affiliates or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a MSIM Advised Vehicle due to Morgan Stanley’s activities outside MSIM Advised Vehicles. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, MSIM may not be able to purchase or sell such investment on behalf of a MSIM Advised Vehicle, including for an extended period of time, resulting in a MSIM Advised Vehicle’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a MSIM Advised Vehicle’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.
Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage MSIM Advised Vehicles with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by MSIM Advised Vehicles in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with MSIM.
In other instances, Morgan Stanley personnel, including personnel of MSIM, will have access to information and personnel of its affiliates. For example, MSIM may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of MSIM Advised Vehicles (including purchasing or selling securities that MSIM may otherwise have purchased or sold for a MSIM Advised Vehicle in the absence of the sharing of information). Also, it may adversely affect a MSIM Advised Vehicle's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a MSIM Advised Vehicle. In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply internally within MSIM. As a result, a MSIM Advised Vehicle may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a MSIM Advised Vehicle. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for a MSIM Advised Vehicle, including if a MSIM Advised Vehicle is managed by a portfolio management team other than the team holding such information.
Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with MSIM or personnel involved in decision-making for Affiliated Investment Accounts (including MSIM Advised Vehicles), as applicable, and MSIM may make investment decisions for a MSIM Advised Vehicle that differ from those MSIM would have made if Morgan Stanley, or other parts, of MSIM had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within MSIM may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to MSIM Advised Vehicles.
Investments by Morgan Stanley and its Affiliated Investment Accounts.  In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including MSIM and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a MSIM Advised Vehicle or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both MSIM and one or more of MSIM’s investment adviser affiliates. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a MSIM Advised Vehicle and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a MSIM Advised Vehicle. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a MSIM Advised Vehicle’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a MSIM Advised Vehicle and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a MSIM Advised Vehicle’s advantage. There can be no assurance that a MSIM Advised Vehicle will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a MSIM Advised Vehicle in the same investment or a MSIM Advised Vehicle’s participation in a transaction with such company.

To the extent MSIM utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than MSIM or its affiliates may take for Affiliated Investment Accounts when not utilizing such techniques. This could create conflicts of interest, and it is possible that one or more accounts managed by MSIM will achieve investment results that are substantially more or less favorable than those results achieved by a MSIM Advised Vehicle.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. Each client of MSIM that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by MSIM. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a MSIM Advised Vehicle.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another MSIM Advised Vehicle, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a MSIM Advised Vehicle holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a MSIM Advised Vehicle.
In addition, certain investment professionals who are involved in a MSIM Advised Vehicle’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a MSIM Advised Vehicle’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a MSIM Advised Vehicle.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a MSIM Advised Vehicle may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of MSIM and its affiliates, including a MSIM Advised Vehicle, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and MSIM may face conflicts with respect to the interests involved. As a result, MSIM and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, MSIM and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by MSIM or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that Adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between MSIM’s clients, including a MSIM Advised Vehicle, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.

In addition, in certain circumstances, MSIM restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a MSIM Advised Vehicle even though such other clients’ investment objectives may be similar to those of the Fund and MSIM may make decisions for a MSIM Advised Vehicle that may be more beneficial to one type of shareholder than another.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, MSIM invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a MSIM Advised Vehicle. At times, MSIM may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a MSIM Advised Vehicle, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, MSIM may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate MSIM based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for MSIM in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern MSIM’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between MSIM’s clients, including the Fund, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.
From time to time, MSIM or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a MSIM Advised Vehicle potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a MSIM Advised Vehicle previously invested in the company.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with MSIM. The Morgan Stanley and affiliate trading desks may compete against MSIM trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments.  For MSIM and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.
Morgan Stanley Trading and Principal Investing Activities.  Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a MSIM Advised Vehicle’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a MSIM Advised Vehicle. Furthermore, from time to time, MSIM or its affiliates may invest “seed” capital in a MSIM Advised Vehicle, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a MSIM Advised Vehicle.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a MSIM Advised Vehicle. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a MSIM Advised Vehicle’s interests.
Subject to the limitations of applicable law, a MSIM Advised Vehicle may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities.  Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a MSIM Advised Vehicle and with respect to investments that a MSIM Advised Vehicle may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a MSIM Advised Vehicle. Morgan Stanley may give advice and provide recommendations to persons competing with a MSIM Advised Vehicle and/or any of a MSIM Advised Vehicle’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a MSIM Advised Vehicle’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a MSIM Advised Vehicle’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, MSIM’s flexibility in making investments in such restructurings on a MSIM Advised Vehicle’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a MSIM Advised Vehicle’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a MSIM Advised Vehicle invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by MSIM) with a MSIM Advised Vehicle, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a MSIM Advised Vehicle may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a MSIM Advised Vehicle may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
In addition, in situations where MSIM is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, MSIM may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where MSIM refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or MSIM may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley’s Marketing Activities.  Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a MSIM Advised Vehicle may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a MSIM Advised Vehicle may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with MSIM or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a MSIM Advised Vehicle has an investment may be adverse to MSIM’s or an MSIM Advised Vehicle’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in MSIM’s or a MSIM Advised Vehicle’s best interests. Due to the restrictions of the 1940 Act, a MSIM Advised Vehicle may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.
Client Relationships.  Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a MSIM Advised Vehicle, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a MSIM Advised Vehicle.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by MSIM on a MSIM Advised Vehicle’s behalf.

Principal Investments.  There may be situations in which a MSIM Advised Vehicle’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts.  The companies in which a MSIM Advised Vehicle may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a MSIM Advised Vehicle invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and MSIM Advised Vehicles, investment vehicles and accounts (which may or may not include a MSIM Advised Vehicle) that own an interest in such entity will receive a greater relative benefit from the arrangements than MSIM Advised Vehicles, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a MSIM Advised Vehicle or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds.  To the extent permitted by applicable law, when a MSIM Advised Vehicle invests in certain companies or other entities, other funds affiliated with MSIM may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which a MSIM Advised Vehicle has made an investment. Under such circumstances, a MSIM Advised Vehicle and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by n MSIM Advised Vehicle are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a MSIM Advised Vehicle.
Investments in Other MSIM Advised Vehicles or Affiliated Investment Accounts.  To the extent permitted by applicable law, a MSIM Advised Vehicle may invest in a fund affiliated with MSIM or its affiliates or a fund advised by MSIM or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain MSIM Advised Vehicles that invest in other funds managed by MSIM or its affiliates may pay advisory fees to MSIM or its affiliates that are not reduced by any fees payable by such other funds to MSIM or its affiliates as manager of such other funds (i.e., there may be fees and expenses involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in MSIM Advised Vehicles to such other funds). In such circumstances, as well as in all other circumstances in which MSIM receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to MSIM Advised Vehicles will be required.
The Affiliated Investment Accounts (including MSIM Advised Vehicles) may, individually or in the aggregate, own a substantial percentage of a MSIM Advised Vehicle. Further, MSIM, its affiliates, or another entity (i.e., a seed investor) may invest in MSIM Advised Vehicles at or near the establishment of such MSIM Advised Vehicles, which may facilitate MSIM Advised Vehicles achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a MSIM Advised Vehicle. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of MSIM and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a MSIM Advised Vehicle. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from MSIM and/or its affiliates have ceased. Such redemptions could negatively impact a MSIM Advised Vehicle ’s liquidity, expenses and market price of its shares, as applicable.
Allocation of Expenses.  Expenses may be incurred that are attributable to a MSIM Advised Vehicle and one or more other Affiliated Investment Accounts (including in connection with issuers in which a MSIM Advised Vehicle and such other Affiliated

Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a MSIM Advised Vehicle and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as MSIM deems to be fair and equitable or in such other manner as may be required by applicable law.
Transactions with Affiliates.  The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither MSIM nor any investment sub-adviser will purchase securities on behalf of a MSIM Advised Vehicle from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of a MSIM Advised Vehicle from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a MSIM Advised Vehicle uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Valuation of MSIM Advised Vehicles’ Investments.  MSIM performs certain valuation services related to securities and other assets held by MSIM Advised Vehicles and performs such services in accordance with its valuation policies. The Adviser will face a conflict with respect to valuation of MSIM Advised Vehicles’ investments generally because of the effect of such valuations on MSIM’s fees and other compensation and performance of MSIM Advised Vehicles.
Proxy Voting by MSIM.  MSIM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of MSIM Advised Vehicles and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by MSIM in respect of securities held by MSIM Advised Vehicles may benefit the interests of Morgan Stanley and/or accounts other than MSIM Advised Vehicles. Further, MSIM may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.
Potential Conflict of Interest Related to Use of Sub-Advisers and Delegates.  To the extent MSIM to an engages affiliated sub-advisers or delegates for a MSIM Advised Vehicle, MSIM generally expects to compensate the sub-adviser or delegate out of the advisory fee it receives from the MSIM Advised Vehicle, which creates an incentive for MSIM to select affiliated sub-adviser(s) or delegate(s). In addition, a sub-adviser or delegate may have interests and relationships that create actual or potential conflicts of interest related to their management of a MSIM Advised Vehicle assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Electronic Communication Networks and Alternative Trading Systems.  MSIM’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances, MSIM’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, MSIM may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. MSIM will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where Morgan Stanley or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.
General Process for Potential Conflicts.  All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974 impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Compensation Information
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation.  In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
•  Incentive compensation may include:
•  Cash Bonus.
•  Deferred Compensation:
•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•  Revenue and profitability of the business and/or each fund/account managed by the portfolio manager
•  Revenue and profitability of the Firm
•  Return on equity and risk factors of both the business units and Morgan Stanley
•  Assets managed by the portfolio manager
•  External market conditions
•  New business development and business sustainability

•  Contribution to client objectives
•  Team, product and/or MSIM and its affiliates that are investment advisers performance
•  The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)
•  Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Global Equity Managed Volatility Portfolio
Paul Psaila
Eric Carlson
Amay Hattangadi
EQ/Morgan Stanley Small Cap Growth Portfolio
Dennis Lynch
Sam Chainani
Jason Yeung
Armistead Nash
Alexander Norton
Pacific Investment Management Company LLC
Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Investors should be aware that investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios or to accounts in which a Portfolio invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Portfolio’s investment in an underlying account, or relating to an investing account’s investment in a Portfolio, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Portfolio or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Portfolio that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Portfolio (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Portfolio acting as underlying account.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades.  A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Cross Trades.  A potential conflict of interest may arise in instances where the Portfolio buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Selection of Service Providers.  PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Portfolio, and these relationships may influence PIMCO’s selection of these service providers for a Portfolio. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Portfolio over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Portfolio if the Portfolios determine not to engage or continue to engage these service providers.
Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may  otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Portfolio, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Portfolios) should also be aware that a Portfolio may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Portfolio for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Portfolio investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Portfolios are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Portfolios. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit A2.
Compensation Information
PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.
Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:
Base Salary –  Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Variable Compensation –  In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:
•
performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups; and
•
amount and nature of assets managed by the portfolio manager.
The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO's Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund's partnership agreements are achieved.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/PIMCO Ultra Short Bond Portfolio
Jerome Schneider
Andrew Wittkop
EQ/PIMCO Global Real Return Portfolio
Lorenzo Pagani
Daniel He
Mike Cudzil
EQ/Quality Bond Plus Portfolio
Mohit Mittal
Mike Cudzil
Vinayak Seshasayee
Multimanager Core Bond Portfolio
Mohit Mittal
Mike Cudzil
Vinayak Seshasayee
EQ/PIMCO Total Return ESG Portfolio
Mohit Mittal
Jelle Brons, CFA®
Mike Cudzil
Vinayak Seshasayee
EQ/PIMCO Real Return Portfolio
Daniel He
Daniel He
Mike Cudzil
Polen Capital Management, LLC
Description of any Material Conflicts
Polen Capital manages, at the same time, accounts that are charged a performance-based fee and accounts that are charged a fee only based on assets under management (referred to as “side-by-side” management). As a result, Polen Capital has an incentive to favor accounts for which Polen Capital receives a performance-based fee because such accounts could generate higher compensation. As part of its duties to its clients, Polen Capital endeavors at all times to treat clients fairly without advantaging any client over another or benefiting itself to the detriment of advisory clients.
Polen Capital has in place Ethics Rules (the “Rules”), which are comprised of the Code of Ethics and Insider Trading policies and procedures. The Rules are designed to ensure that its personnel (i) observe applicable legal (including compliance with applicable state and federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of its clients first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to its clients; (v) conduct all personal trading consistent with the Rules and in such a manner as to avoid any actual, potential or perceived conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Rules also establish policies regarding other matters such as outside employment, the giving or receiving of gifts, and safeguarding portfolio holdings information.
Polen Capital client accounts generally invest in many of the same securities. Certain related persons of Polen Capital own and/or otherwise have interests in such securities directly for their own accounts and/or as investors in the funds to which Polen Capital serves as investment manager. In order to avoid conflicts of interest, the Chief Compliance Officer or another designated employee of Polen Capital must pre-approve certain transactions by related persons, and review personal trading by Polen Capital’s related persons on a quarterly or more frequent basis. Polen Capital may occasionally purchase or sell the same security for more than one account on the same trading day. In order to avoid favoring one account over another and/or the personal accounts of related persons, Polen Capital averages the prices of all non-directed trades in the same security at the same broker on the same day when making allocations to each account.
Polen Capital does not have any arrangement that contractually or financially obligates the firm regarding the amount of brokerage commissions directed to a particular broker. However, Polen Capital does accept proprietary research and technology services from broker-dealers and this may be a factor in determining broker-dealer selection. Polen Capital believes that such research and services are generally made available to all institutional investors doing meaningful business with such broker-dealers. Polen Capital does not separately compensate broker-dealers for these services. If Polen Capital determines to purchase any research or technology services, it pays for them using its own resources.
Compensation Information
The following are all components of compensation for both investment and non-investment personnel of Polen Capital:
•
Competitive base salary — Polen Capital uses compensation surveys as well as relative peer comparisons and McLagan data during recruiting to ensure base salaries are competitive.
•
Retirement Savings Plan — At the end of each calendar year or monthly, the firm allocates contributions to country specific retirement savings plans. For U.S. employees, this is an employee match contribution based on their total compensation. These contributions enable our employees, if they so choose, to invest in our funds alongside our clients and strengthen our alignment with clients. Individual contributions are formulaic based on plan documents and country specific governing rules.
•
Individual bonuses — An annual bonus pool is funded based on competitive market analysis. Individual bonuses then are determined based upon a balanced scorecard methodology.
•
Firm Performance Incentives — Each year, the Firm sets goals related to client retention and growth. When the Firm’s goals are achieved, the Firm allocates additional bonus pool funds to all employees who are not commission based or equity participants.
•
Equity owners and phantom equity (long-term incentive plan) participants receive their pro rata allocation of annual profits.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)
EQ/Large Cap Growth Managed Volatility Portfolio
Dan Davidowitz

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)
Damon Ficklin
Post Advisory Group, LLC
Conflicts of Interest
Post Advisory Group, LLC (“Post”) advises client portfolios and funds, whose accounts may purchase or sell the same securities. In addition, Post may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to its other client accounts. Post may also manage funds and accounts that may purchase or sell the same securities. In managing such funds and accounts, a conflict of interest may arise where the financial or other benefits available to a portfolio manager or Post differ among the funds and/or accounts under management. For example, the structure of an investment adviser’s management fee, such as a higher annual fee or performance-based fee arrangement, may create an incentive for Post to recommend investments which may be riskier or more speculative than those which would be recommended under a different fee arrangement. Such fee arrangements also may create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or the adviser and/or its affiliates have a financial interest. Post has policies and procedures in place that are designed to treat clients fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities amongst accounts and funds.
Potential conflicts of interest may exist in instances in which Post determines that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post may hold or sell the security in accordance with those accounts’ investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of certain managed accounts.
Post’s policies and procedures are intended to result in fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post’s policies and procedures are also intended to be consistent with its duty to seek the best execution obtainable under the circumstances for all accounts under its management.
Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the accounts under Post’s management. Post’s Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.
Compensation Information
We believe Post’s compensation package is highly competitive versus similar high yield asset management firms. Compensation is comprised of base salary, cash and deferred bonus as well as profit-based incentive programs. Incentive compensation is determined based on the overall performance of the firm as well as the individual’s value added contribution to the firm.
Post does not offer incentives to our professionals based on the size of assets under management. Post believes that everyone should be motivated to the same goal: the successful investment of our clients’ funds. All employees are eligible to participate in incentive compensation programs and Post’s Board of Directors determines the amount allocated to each individual.

In 2015, Principal Global Investors (PGI), majority owner of Post, and Nippon Life Insurance Company, a minority owner, granted a significant equity stake to members of Post’s senior investment team as part of a long-term equity incentive plan, which accrues annually. As of December 2024, this ownership by selected senior investment professionals represents 6.17% of equity in the firm.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT High Yield Bond Portfolio
Schuyler Hewes
David Kim
Jeffery Stroll
Dan Ross
Iris Shin
James Wolf
SSgA Funds Management, Inc.
Description of any Material Conflicts
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM's and the SSGA Trusts' Code of Ethics.
Compensation Information
SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by:
•
Promoting employee ownership to connect employees directly to the company’s success.
•
Using rewards to reinforce mission, vision, values and business strategy.
•
Seeking to recognize and preserve the firm’s unique culture and team orientation.
•
Providing all employees the opportunity to share in the success of SSGA.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Core Bond Index Portfolio
Michael Przygoda*
James Kramer*
Joanna Madden*
EQ/Intermediate Government Bond Portfolio
Michael Przygoda*
James Kramer*
Joanna Madden*
Multimanager Core Bond Portfolio
Michael Przygoda*
James Kramer*
Joanna Madden*
1290 VT Convertible Securities Portfolio
Michael Brunell*
Christopher DiStefano*
Frank Miethe*
*
Assets are managed on a team basis. This table refers to accounts of the Fixed Income Beta Solutions Group of SSGA.
T. Rowe Price Associates, Inc.
Description of any Material Conflicts
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to the fund. In addition, T. Rowe Price, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the T. Rowe Price funds) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Compensation Information
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
Taymour Tamaddon
Jon Michael Friar
EQ/T. Rowe Price Health Sciences Portfolio
Ziad Bakri
Vaughan Nelson Investment Management, L.P.
Description of any Material Conflicts
Vaughan Nelson has developed rules and reports in the Charles River Development (CRD) compliance system to assist in identifying, researching and documenting the basis on which the affected accounts are undertaking its use of shorts or options.
The firm votes proxies for those clients which have delegated this responsibility to the firm. A situation could arise where the firm is required to vote a proxy for a publicly traded company which is a strategy holding and also client. In such a scenario, Vaughan Nelson defers to the recommendation provided by ISS when voting the proxy if not addressed in our proxy voting guidelines in order to avoid a conflict of interest. The firm’s compliance department is involved in voting each proxy in order to help identify any conflicts of interests.
Vaughan Nelson uses soft dollars to pay for proprietary research and 3rd party research services which benefit the Portfolio. A conflict of interest may arise if the firm is paying unjustifiably high commissions in order to obtain the research and/or services and failing to obtain best execution for the clients. The firm’s compliance department reviews the use of soft dollars to ensure it falls under the parameters of 28(e) and that it is disclosed in the firm’s Form ADV.
Vaughan Nelson manages twenty-five performance fee accounts. A conflict of interest may arise if the firm is seen favoring the account with regards to allocating preferred investment decisions or the timing of the trades for the account. The performance fee accounts are traded along with all other accounts in the same investment strategy; trading as part of a large block of accounts which minimizes any potential preferential treatment.
Compensation Information
The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success. Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.
All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:
•  Performance of the strategy managed (both absolute and relative to peers)
•  Amount of revenue derived from the strategy managed

•  Contribution to the development and execution of the firm’s investment philosophy and process
•  Participation and effectiveness in performing client service activities and marketing initiatives
The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.
The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the federal income tax limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.
There is no distinction for purposes of compensation between the Portfolio and any other accounts managed.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Large Cap Core Managed Volatility Portfolio
Scott Weber
Chris Wallis
Wellington Management Company LLP
Description of any Material Conflicts
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolios’ manager(s) listed in the prospectus who is/are primarily responsible for the portfolio management of the Portfolios (“Portfolio Manager(s)”) generally manage(s) accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Portfolio Manager(s) makes investment decisions for each account, including the Portfolios, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager(s) may purchase or sell securities, including IPOs, for one account and not another account and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Portfolios and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Portfolios.
The Portfolio Manager(s) or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolios, or make investment decisions that are similar to those made for the Portfolios, both of which have the potential to adversely impact the Portfolios depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly the Portfolio Manager(s) may purchase the same security for the Portfolios and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Portfolios’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. Barbetta, DeLong, Glazer, Hartman, and Levering also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager(s). Finally, the Portfolio Manager(s) may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation Information
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and Equitable Investment Management Group, LLC on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relative Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager, compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by each Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington

Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Barbetta, Garabedian, Glazer, Hartman, and Levering are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
EQ/Mid Cap Value Managed Volatility Portfolio	Russell 2500 Value Index
Multimanager Technology Portfolio	S&P North American Tech Sector® Index
EQ/Wellington Energy Portfolio	MSCI All Country World Energy Index effective 5/1/2020; 50% S&P 500 Energy Index/50% S&P 500 Energy Equal Weighted Index prior
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Mid Cap Value Managed Volatility Portfolio
Gregory Garabedian
EQ/Wellington Energy Portfolio
G. Thomas Levering
Multimanager Technology Portfolio
Bruce Glazer
Brian Barbetta
Tom DeLong
Jeremy Hartman
Westfield Capital Management Company, L.P.
Description of any Material Conflicts
The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.
Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.

Compensation Information
Members of the Westfield Investment Committee are eligible to receive various components of compensation:
•
Investment Committee members receive a base salary commensurate with industry standards.
•
Investment Committee members are also eligible to receive an annual performance based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
•
Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus.
Other Accounts Managed
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
William Muggia
Richard Lee

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	TRUSTS’ POLICY STATEMENT

Each Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interest of the Trust. The following policies and procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	TRUSTS’ PROXY VOTING PROGRAM

Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (collectively, “EIM”) serve as the investment advisers to each series of the Trusts (each, a “Portfolio”, and together, the “Portfolios”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to EIM. EIM, through its Proxy Voting Committee, is responsible for monitoring and administering the Program. Equitable Investment Management, LLC (“Administrator”) serves as the administrator of the Trusts and is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trusts, and thus assists in monitoring compliance with applicable requirements pursuant to these Policies and Procedures.

A.	Sub-Advised Portfolios

EIM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including the day-to-day research and stock selection for each sub-advised Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). EIM views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, EIM, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical.

B.	“Fund-of-Funds Portfolios”

EIM provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by EIM (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, EIM retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the policies and procedures set forth in Section III below.

III.	EIM’S PROXY VOTING POLICIES AND PROCEDURES

EIM has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. EIM believes that its proxy voting policies and procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. EIM will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio

(whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest). If there are no security holders of an Underlying Affiliated Portfolio except Fund-of-Funds Portfolio, EIM will vote a Fund-of-Funds’ Portfolios’ shares in Underlying Affiliated Portfolio in its discretion, subject to compliance with other provisions of these Procedures, including Section III.E.2. below regarding resolution of potential conflicts of interest regarding a proposal.

B.	Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios.

a.

With respect to voting proxies of Underlying Unaffiliated Funds and Underlying ETFs where a Portfolio, and other members of its “advisory group” (as defined in Rule 12d1-4 under the Investment Company Act of 1940) in the aggregate (i) hold more than 25% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF as a result of a decrease in the outstanding voting securities of the acquired fund, or (ii) hold more than 10% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF that is a registered closed-end management investment company or business development company, each member of such “advisory group” will vote its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the Underlying Unaffiliated Fund or Unaffiliated ETF are required by the rule or otherwise under Section 12(d)(1) to vote such securities in the same proportion as the vote of all other holders of such securities, the Portfolio will seek instructions from its security holders with regard to the voting of all proxies with respect to such Underlying Unaffiliated Fund or Underlying ETF securities and vote such proxies only in accordance with such instructions.

b.

With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs in all other circumstances, and certain Sub-Advised Portfolios as described in Section III. D below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by EIM based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

EIM, with the assistance of Administrator, may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.E below.

3.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, EIM will not take steps to see that loaned securities are voted. However, if EIM determines that a proxy vote is materially important to the relevant Portfolio, EIM will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking,”[1] EIM may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case EIM may not vote the proxy.

c.	EIM may abstain or vote against ballot issues where EIM has not received sufficient information to make an informed decision.

1.	EIM will include a description of these procedures in each Trust’s Registration Statement.

2.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of EIM’s and Administrator’s Legal and Compliance Department (“Legal and Compliance”).

3.	EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Seed Capital Investments. EIM and any affiliate will vote Portfolio shares they own, including through “seed money” investments in a Portfolio, either for or against a proposal, or abstain, in the same proportion as the vote of all other security holders of the Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest), or as otherwise required under applicable law (e.g., as may be required under a “mixed and shared funding” order). If EIM or an affiliate is the sole shareholder of a Portfolio, EIM or the affiliate will vote the Portfolio’s shares that it owns in its discretion.

D.

Sub-Advised Portfolios; No Delegation. Under certain circumstances EIM may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies EIM that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), EIM will vote such proxy in accordance with these procedures.

E.	EIM and Administrator will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: EIM and Administrator must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If EIM or Administrator becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of Legal and Compliance. If the CCO and/or Legal and Compliance determines that an affiliated person of EIM has a potential material conflict, that affiliated person will not participate in the voting decision.

•

Potential material conflicts may arise between the interests of a Portfolio and EIM or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which EIM or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

•

Equitable Financial Life Insurance Company (“Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that EIM may vote differently than Equitable.

3.

Voting Guidelines: EIM, with the assistance of Administrator, may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, EIM subscribes to the corporate governance and proxy research services of International Shareholder Services (“ISS”), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, EIM has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines. However, EIM’s use of the ISS Guidelines is not intended to constrain EIM’s consideration of any proxy proposal, and so there may be times when EIM deviates from the ISS Guidelines. EIM reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if EIM becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, EIM will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what EIM believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee, with the assistance of Administrator, will maintain records regarding EIM’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe EIM’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: EIM generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: EIM generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: EIM generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

The EIM and Administrator Compliance Department (“Compliance”) will conduct a due diligence review of any proxy voting service (“Proxy Service”) engaged by EIM or Administrator to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with EIM’s instructions; (3) whether the Proxy Service has adequately disclosed to EIM the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. EIM or Administrator will require the Proxy Service to update EIM or Administrator, as applicable, on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that EIM or Administrator becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by EIM and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

4.

Record Retention and Inspection: EIM, or Administrator on EIM’s behalf, will maintain all documentation associated with its proxy voting decisions. Compliance is responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	DUE DILIGENCE AND COMPLIANCE PROGRAM

EIM, with the assistance of Administrator, will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios, EIM, with the assistance of Administrator, will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

V.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts, EIM, and Administrator, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E. Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts, EIM, and Administrator such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts, EIM, or Administrator may reasonably request.

VI.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

EIM and Administrator, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. EIM and Administrator (including, at their option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	PROXY VOTING COMMITTEE

The Proxy Voting Committee is responsible for monitoring and administering the Program. The Proxy Voting Committee is composed of EIM’s and Administrator’ CCO, officers of EIM and Administrator, and/or members of EIM’s or Administrator’s (as applicable) Investment Management Services, Legal and Compliance, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	REPORTS TO TRUSTS’ BOARD OF TRUSTEES

EIM, with the assistance of Administrator, will periodically (but no less frequently than annually) report to the Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ portfolio securities: 2) the proxy voting record of EIM with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of EIM with respect to the portfolio securities of any Sub-Advised Portfolio for which EIM has assumed proxy voting responsibility. In addition, if a material conflict of interest was reported to the CCO and/or the Legal and Compliance during the previous quarter and it was determined that a material conflict of interest did exist, EIM, with the assistance of Administrator, will report such material conflict of interest to the Board of Trustees at the next quarterly meeting. EIM, with the assistance of Administrator, will also provide the Board of Trustees with any other information requested by the Board.

The CCO’s annual written compliance report to the Board of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust (“EQAT”) Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Policies of EQAT and 1290 Funds Combined: July 14, 2014

Revised: April 12-13, 2017

Policies of EQAT and 1290 Funds Combined with EQ Premier VIP Trust: July 18-20, 2017

Revised: September 26, 2019

Revised: December 15, 2020

Revised: August 2021

Revised: December 2021

Revised: January 2023

Revised: November 2023 to remove EQ Premier VIP Trust

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2025
Published January 9, 2025

WWW.ISSGOVERNANCE.COM

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	2 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	3 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	4 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	5 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	6 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	7 of 90

UNITED STATES Proxy Voting Guidelines

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. — incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S. — incorporated, U.S. — listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers — which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) — are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) — which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards — are generally covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

•	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases — including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets — items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

WWW.ISSGOVERNANCE.COM	8 of 90

UNITED STATES Proxy Voting Guidelines

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

WWW.ISSGOVERNANCE.COM	9 of 90

UNITED STATES Proxy Voting Guidelines

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

ISS Classification of Directors — U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the

WWW.ISSGOVERNANCE.COM	10 of 90

UNITED STATES Proxy Voting Guidelines

following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation

WWW.ISSGOVERNANCE.COM	11 of 90

UNITED STATES Proxy Voting Guidelines

exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of

WWW.ISSGOVERNANCE.COM	12 of 90

UNITED STATES Proxy Voting Guidelines

the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

WWW.ISSGOVERNANCE.COM	13 of 90

UNITED STATES Proxy Voting Guidelines

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered; or

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

WWW.ISSGOVERNANCE.COM	14 of 90

UNITED STATES Proxy Voting Guidelines

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

WWW.ISSGOVERNANCE.COM	15 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The trigger threshold and other terms of the pill;

•	The disclosed rationale for the adoption;

•

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

•	A commitment to put any renewal to a shareholder vote;

•	The company’s overall track record on corporate governance and responsiveness to shareholders; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered

[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

WWW.ISSGOVERNANCE.COM	16 of 90

UNITED STATES Proxy Voting Guidelines

case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

WWW.ISSGOVERNANCE.COM	17 of 90

UNITED STATES Proxy Voting Guidelines

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

WWW.ISSGOVERNANCE.COM	18 of 90

UNITED STATES Proxy Voting Guidelines

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

WWW.ISSGOVERNANCE.COM	19 of 90

UNITED STATES Proxy Voting Guidelines

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

WWW.ISSGOVERNANCE.COM	20 of 90

UNITED STATES Proxy Voting Guidelines

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

WWW.ISSGOVERNANCE.COM	21 of 90

UNITED STATES Proxy Voting Guidelines

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

•	The rationale provided for adoption of the term/tenure limit;

•	The robustness of the company’s board evaluation process;

•	Whether the limit is of sufficient length to allow for a broad range of director tenures;

•	Whether the limit would disadvantage independent directors compared to non-independent directors; and

•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

•	The scope of the shareholder proposal; and

•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

WWW.ISSGOVERNANCE.COM	22 of 90

UNITED STATES Proxy Voting Guidelines

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

[12]	A proxy access right that meets the recommended guidelines.
[13]

Indemnification: the condition of being secured against loss or damage.            Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

WWW.ISSGOVERNANCE.COM	23 of 90

UNITED STATES Proxy Voting Guidelines

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

•	If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

WWW.ISSGOVERNANCE.COM	24 of 90

UNITED STATES Proxy Voting Guidelines

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of

WWW.ISSGOVERNANCE.COM	25 of 90

UNITED STATES Proxy Voting Guidelines

votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

WWW.ISSGOVERNANCE.COM	26 of 90

UNITED STATES Proxy Voting Guidelines

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement — the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

WWW.ISSGOVERNANCE.COM	27 of 90

UNITED STATES Proxy Voting Guidelines

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

WWW.ISSGOVERNANCE.COM	28 of 90

UNITED STATES Proxy Voting Guidelines

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

WWW.ISSGOVERNANCE.COM	29 of 90

UNITED STATES Proxy Voting Guidelines

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

WWW.ISSGOVERNANCE.COM	30 of 90

UNITED STATES Proxy Voting Guidelines

•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

WWW.ISSGOVERNANCE.COM	31 of 90

UNITED STATES Proxy Voting Guidelines

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

WWW.ISSGOVERNANCE.COM	32 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

WWW.ISSGOVERNANCE.COM	33 of 90

UNITED STATES Proxy Voting Guidelines

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

WWW.ISSGOVERNANCE.COM	34 of 90

UNITED STATES Proxy Voting Guidelines

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

[14]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

WWW.ISSGOVERNANCE.COM	35 of 90

UNITED STATES Proxy Voting Guidelines

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

WWW.ISSGOVERNANCE.COM	36 of 90

UNITED STATES Proxy Voting Guidelines

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with

WWW.ISSGOVERNANCE.COM	37 of 90

UNITED STATES Proxy Voting Guidelines

transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

WWW.ISSGOVERNANCE.COM	38 of 90

UNITED STATES Proxy Voting Guidelines

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or

•	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

•

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); and

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

WWW.ISSGOVERNANCE.COM	39 of 90

UNITED STATES Proxy Voting Guidelines

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

WWW.ISSGOVERNANCE.COM	40 of 90

UNITED STATES Proxy Voting Guidelines

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail;

•	The use of buybacks to inappropriately manipulate incentive compensation metrics;

•	Threats to the company’s long-term viability; or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

WWW.ISSGOVERNANCE.COM	41 of 90

UNITED STATES Proxy Voting Guidelines

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business; and

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

WWW.ISSGOVERNANCE.COM	42 of 90

UNITED STATES Proxy Voting Guidelines

•	Fairness opinion;

•	How the deal was negotiated; and

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

WWW.ISSGOVERNANCE.COM	43 of 90

UNITED STATES Proxy Voting Guidelines

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction? and

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

WWW.ISSGOVERNANCE.COM	44 of 90

UNITED STATES Proxy Voting Guidelines

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the

WWW.ISSGOVERNANCE.COM	45 of 90

UNITED STATES Proxy Voting Guidelines

“ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate; and

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

WWW.ISSGOVERNANCE.COM	46 of 90

UNITED STATES Proxy Voting Guidelines

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor; and

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

WWW.ISSGOVERNANCE.COM	47 of 90

UNITED STATES Proxy Voting Guidelines

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

•

Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

WWW.ISSGOVERNANCE.COM	48 of 90

UNITED STATES Proxy Voting Guidelines

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes; and

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must

WWW.ISSGOVERNANCE.COM	49 of 90

UNITED STATES Proxy Voting Guidelines

be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

WWW.ISSGOVERNANCE.COM	50 of 90

UNITED STATES Proxy Voting Guidelines

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

WWW.ISSGOVERNANCE.COM	51 of 90

UNITED STATES Proxy Voting Guidelines

•	Realizable pay[20] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

[20]	ISS research reports include realizable pay for S&P1500 companies.

WWW.ISSGOVERNANCE.COM	52 of 90

UNITED STATES Proxy Voting Guidelines

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

WWW.ISSGOVERNANCE.COM	53 of 90

UNITED STATES Proxy Voting Guidelines

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

[21]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

WWW.ISSGOVERNANCE.COM	54 of 90

UNITED STATES Proxy Voting Guidelines

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan; and

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy; and

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

WWW.ISSGOVERNANCE.COM	55 of 90

UNITED STATES Proxy Voting Guidelines

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

WWW.ISSGOVERNANCE.COM	56 of 90

UNITED STATES Proxy Voting Guidelines

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the

WWW.ISSGOVERNANCE.COM	57 of 90

UNITED STATES Proxy Voting Guidelines

company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

WWW.ISSGOVERNANCE.COM	58 of 90

UNITED STATES Proxy Voting Guidelines

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?;

WWW.ISSGOVERNANCE.COM	59 of 90

UNITED STATES Proxy Voting Guidelines

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing — repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting — does the new option vest immediately or is there a black-out period?;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market; and

•	Participants — executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

WWW.ISSGOVERNANCE.COM	60 of 90

UNITED STATES Proxy Voting Guidelines

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

WWW.ISSGOVERNANCE.COM	61 of 90

UNITED STATES Proxy Voting Guidelines

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

WWW.ISSGOVERNANCE.COM	62 of 90

UNITED STATES Proxy Voting Guidelines

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants — Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

WWW.ISSGOVERNANCE.COM	63 of 90

UNITED STATES Proxy Voting Guidelines

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

WWW.ISSGOVERNANCE.COM	64 of 90

UNITED STATES Proxy Voting Guidelines

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure? and

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

•	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan; and

WWW.ISSGOVERNANCE.COM	65 of 90

UNITED STATES Proxy Voting Guidelines

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and

•	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

•	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

WWW.ISSGOVERNANCE.COM	66 of 90

UNITED STATES Proxy Voting Guidelines

•	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

•	Any recent severance-related controversies; and

•	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

WWW.ISSGOVERNANCE.COM	67 of 90

UNITED STATES Proxy Voting Guidelines

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

•	The new quorum threshold requested;

•	The rationale presented for the reduction;

•	The market capitalization of the company (size, inclusion in indices);

•	The company’s ownership structure;

•	Previous voter turnout or attempts to achieve quorum;

•	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

•	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

WWW.ISSGOVERNANCE.COM	68 of 90

UNITED STATES Proxy Voting Guidelines

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

7.	Social and Environmental Issues

Global Approach — E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a

WWW.ISSGOVERNANCE.COM	69 of 90

UNITED STATES Proxy Voting Guidelines

company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

WWW.ISSGOVERNANCE.COM	70 of 90

UNITED STATES Proxy Voting Guidelines

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report; and

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

WWW.ISSGOVERNANCE.COM	71 of 90

UNITED STATES Proxy Voting Guidelines

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

WWW.ISSGOVERNANCE.COM	72 of 90

UNITED STATES Proxy Voting Guidelines

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

WWW.ISSGOVERNANCE.COM	73 of 90

UNITED STATES Proxy Voting Guidelines

approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; or

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

WWW.ISSGOVERNANCE.COM	74 of 90

UNITED STATES Proxy Voting Guidelines

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

WWW.ISSGOVERNANCE.COM	75 of 90

UNITED STATES Proxy Voting Guidelines

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; or

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

WWW.ISSGOVERNANCE.COM	76 of 90

UNITED STATES Proxy Voting Guidelines

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Natural Capital- Related and/or Community Impact Assessment Proposals

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Alignment of current disclosure of applicable company policies, metrics, risk assessment report(s) and risk management procedures with any relevant, broadly accepted reporting frameworks;

WWW.ISSGOVERNANCE.COM	77 of 90

UNITED STATES Proxy Voting Guidelines

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

WWW.ISSGOVERNANCE.COM	78 of 90

UNITED STATES Proxy Voting Guidelines

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

WWW.ISSGOVERNANCE.COM	79 of 90

UNITED STATES Proxy Voting Guidelines

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

WWW.ISSGOVERNANCE.COM	80 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

WWW.ISSGOVERNANCE.COM	81 of 90

UNITED STATES Proxy Voting Guidelines

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

WWW.ISSGOVERNANCE.COM	82 of 90

UNITED STATES Proxy Voting Guidelines

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

•

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

•

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and

•	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

WWW.ISSGOVERNANCE.COM	83 of 90

UNITED STATES Proxy Voting Guidelines

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

WWW.ISSGOVERNANCE.COM	84 of 90

UNITED STATES Proxy Voting Guidelines

•	Experience and skills of director candidates;

•	Governance profile of the company; and

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers; and

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares; and

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

WWW.ISSGOVERNANCE.COM	85 of 90

UNITED STATES Proxy Voting Guidelines

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration; and

•	Consolidation in target industry.

Business Development Companies — Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

WWW.ISSGOVERNANCE.COM	86 of 90

UNITED STATES Proxy Voting Guidelines

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance; and

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation; and

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

WWW.ISSGOVERNANCE.COM	87 of 90

UNITED STATES Proxy Voting Guidelines

•	Required fundamental policies of both states; and

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry; and

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel; and

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

WWW.ISSGOVERNANCE.COM	88 of 90

UNITED STATES Proxy Voting Guidelines

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations; and

•	The performance of other funds under the advisor’s management.

WWW.ISSGOVERNANCE.COM	89 of 90

UNITED STATES Proxy Voting Guidelines

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

WWW.ISSGOVERNANCE.COM	90 of 90

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC

EQUITABLE INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	OVERVIEW

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (together “EIM”) have adopted the Proxy Voting Policies and Procedures set forth below (the “Policies and Procedures”). EIM serve as the investment adviser to each series (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (“EQAT”) and 1290 Funds (each, a “Trust” and together, the “Trusts”). Equitable Investment Management Group, LLC serves as the investment adviser to EQAT and Equitable Investment Management, LLC serves as the investment adviser to the 1290 Funds. Each Trust has delegated proxy voting responsibility with respect to each Portfolio to EIM. Equitable Investment Management, LLC (the “Administrator”) serves as the Administrator for all the Trusts. The Administrator is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trusts, and thus assists in monitoring the Trusts’ compliance with these Policies and Procedures. These Policies and Procedures have been designed to ensure that proxies relating to each Trust’s portfolio securities are voted in the best interest of the Trust.

Equitable Investment Management Group, LLC also serves as the investment adviser to certain other investment advisory accounts, including the EQ Allocation Funds Trust, EQ Offshore Multimanager Funds Trust, and the EQ Model Portfolios LLC (together, “Other Accounts”). To the extent applicable, these Policies and Procedures will apply to such Other Accounts.

II.	TRUSTS’ PROXY VOTING PROGRAM

EIM has established a Proxy Voting Committee that is responsible for monitoring and administering the Trusts’ proxy voting program (the “Program”), as described below. The Administrator, as the administrator, assists with the administration of the Program. The Proxy Voting Committee is composed of EIM’s and the Administrator’s Chief Compliance Officer (“CCO”), officers of EIM and the Administrator, and/or members of EIM’s or the Administrator’s (as applicable) Investment Management Services, Legal Departments and Compliance Departments, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

A.

Sub-Advised Portfolios. EIM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including day-to-day research and stock selection for a Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). EIM views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, EIM, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser.

B.

“Fund-of-Funds” Portfolios. EIM provides the day-to-day portfolio management services to certain Portfolios or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by EIM (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, EIM retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the Policies and Procedures set forth in Section III below.

III.	PROXY VOTING POLICIES AND PROCEDURES

It is EIM’s policy to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. EIM believes that these Policies and Procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. EIM will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest). If there are no security holders of an Underlying Affiliated Portfolio except Fund-of-Funds Portfolio, EIM will vote a Fund-of-Funds’ Portfolios’ shares in Underlying Affiliated Portfolio in its discretion, subject to compliance with other provisions of these Procedures, including Section III.E.2. below regarding resolution of potential conflicts of interest regarding a proposal.

B.	Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios.

a.

With respect to voting proxies of Underlying Unaffiliated Funds and Underlying ETFs where a Portfolio, and other members of its “advisory group” (as defined in Rule 12d1-4 under the Investment Company Act of 1940) in the aggregate (i) hold more than 25% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF as a result of a decrease in the outstanding voting securities of the acquired fund, or (ii) hold more than 10% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF that is a registered closed-end management investment company or business development company, each member of such “advisory group” will vote its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the Underlying Affiliated Fund or Unaffiliated ETF are required by the rule or otherwise under Section 12(d)(1) to vote such securities in the same proportion as the vote of all other holders of such securities, the Portfolio will seek instructions from its security holders with regard to the voting of all proxies with respect to such Underlying Unaffiliated Fund or Underlying ETF securities and vote such proxies in accordance with such instructions.

b.

With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios in all other circumstances as described in Section III.D below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by EIM based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

EIM, with the assistance of Administrator, may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.E below.

3.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

1.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, EIM will not take steps to see that loaned securities are voted. However, if EIM determines that a proxy vote is materially important to the relevant Portfolio, EIM will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking”[1], EIM may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case EIM may not vote the proxy.

c.	EIM may abstain or vote against ballot issues where EIM has not received sufficient information to make an informed decision.

2.	EIM, or the Administrator on EIM’s behalf, provides clients with a copy of these procedures upon request and a description of these procedures is included in EIM’s Form ADV Part 2A.

3.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ CCO or other member of EIM’s and the Administrator Legal Department (“Legal”) and Compliance Department (“Compliance”).

4.	EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Seed Capital Investments. EIM and any affiliate will vote Portfolio shares they own, including through “seed money” investments in a Portfolio, either for or against a proposal, or abstain, in the same proportion as the vote of all other security holders of the Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest), or as otherwise required under applicable law (e.g., as may be required under a “mixed and shared funding” order). If EIM or an affiliate is the sole shareholder of a Portfolio, EIM or the affiliate will vote the Portfolio’s shares that it owns in its discretion.

D.

Sub-Advised Portfolios; No Delegation. Under certain circumstances EIM may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies EIM that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), EIM will vote such proxy in accordance with these procedures.

E.

General Policies. EIM, or the Administrator on EIM’s behalf, provides clients with a copy of these procedures upon request and a description of these procedures is included in EIM’s Form ADV Part 2A. Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ CCO and other member of EIM’s and the Administrator Legal Department (“Legal”) and Compliance Department (“Compliance”). EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

F.

Record Retention and Inspection. EIM and the Administrator will maintain all documentation associated with EIM’s proxy voting decisions. EIM and the Administrator Compliance is responsible for verifying that such documentation is properly maintained in accordance with its procedures and applicable laws and regulations.

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

IV.	CONFLICTS OF INTEREST

If EIM or the Administrator becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that an affiliated person of EIM has a potential material conflict, that affiliated person will not participate in the voting decision.

Potential material conflicts may arise between the interests of a Portfolio and EIM or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which EIM or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

•	Equitable Financial Life Insurance Company (“Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s).

V.	PROXY VOTING SERVICES

EIM, with the assistance of the Administrator, may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, EIM subscribes to the corporate governance and proxy research services of International Shareholder Services (ISS), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, EIM has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines. However, EIM’s use of the ISS Guidelines is not intended to constrain EIM’s consideration of any proxy proposal, and so there may be times when EIM deviates from the ISS Guidelines. EIM reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if EIM becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, EIM will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what EIM believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee, with the assistance of the Administrator, will maintain records regarding EIM’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe EIM’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: EIM generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: EIM generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: EIM generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

Legal and Compliance will conduct a due diligence review of any proxy voting service (“Proxy Service”) to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with EIM’s instructions; (3) whether the

Proxy Service has adequately disclosed to EIM the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. EIM or the Administrator will require the Proxy Service to update them on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that EIM or the Administrator becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by EIM and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

VI.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A.

Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts, EIM, and the Administrator, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C.

Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D.

Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E.	Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.

Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts, EIM, and the Administrator such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts, EIM, or the Administrator may reasonably request.

EIM, with assistance from the Administrator, will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical. As part of its ongoing due diligence and compliance responsibilities, EIM will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. In addition, each Sub-Adviser is required to provide EIM with an annual proxy voting compliance certification.

VII.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

EIM and the Administrator, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. EIM and the Administrator (including, at their option, through third-party service providers) will maintain a system that is reasonably designed to ensure that EIM’s actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

Amended: September 12, 2019

Amended: December 10, 2014

Amended: July 11, 2007

Adopted: August 6, 2003

Amended: December 15, 2020

Amended: August 2021

Amended: December 2021

Amended: January 2023

Amended: July 2023

Amended: November 2023

1832 Asset Management U.S., Inc.

PROXY VOTING GUIDELINES

1832 Asset Management U.S., Inc. (“1832 Asset Management”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

1832 Asset Management is a subsidiary of The Bank of Nova Scotia (“BNS”). BNS is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries.

The purpose of this document is to outline the general guidelines used by 1832 Asset Management for voting proxies received from companies held in Funds managed by 1832 Asset Management.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, 1832 Asset Management, in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, 1832 Asset Management may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, 1832 Asset Management, or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of 1832 Asset Management fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the 1832 Asset Management proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that 1832 Asset Management will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Some of the Funds may hold common shares of BNS or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of 1832 or its employees in connection with the exercise of voting rights of the Funds attached to the shares of BNS or other related entities. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of the shares of BNS or other related entities.

Where proxy voting could give rise to a conflict of interest or perceived conflict of interest, in order to balance the interests of the Funds in voting proxies with the desire to avoid the perception of a conflict of interest, 1832 has instituted procedures to help ensure that a Fund’s proxy is voted:

•	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•	free from any influence by BNS and without taking into account any consideration relevant to BNS or any of its associates or affiliates.

The procedures for voting issuers’ proxies where there may be a conflict of interest include escalation of the issue to members of the Independent Review Committee, all of whom are independent of 1832, for its consideration and recommendation, although the responsibility for deciding how to vote a Fund’s proxies and for exercising the vote remains with 1832.

1832 Asset Management’s fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If 1832 Asset Management, on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

1832 Asset Management will not vote proxies received for issuers of securities that are no longer held in a Fund. 1832 Asset Management, on behalf of a Fund, may vote any of the securities a Fund holds in any of its affiliates or associates. However, 1832 Asset Management, in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where 1832 Asset Management provides sub advisory investment management services to a registered investment company, 1832 Asset Management will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports. 1832 Asset Management will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

Inquiries should be directed to the Compliance Department, 28th Floor, 1 Adelaide Street East, Toronto Ontario, M5C2V9.

American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

(5)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

AllianceBernstein

March 2025

Proxy Voting and Governance Policy

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best financial interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.1

This Policy forms part of a suite of policies and frameworks including AB’s Stewardship Statement that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.

For accounts where proxy voting is directed by clients or newly acquired subsidiary companies, voting decisions may deviate from this Policy. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy. We do not offer different versions of our Proxy Voting and Governance Policy.

Research Services

To facilitate the efficient and accurate voting of our client’s securities, we subscribe to research services from vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.

[1]	Please note that while this Policy is intended to be applied globally, in certain jurisdictions in which we operate, a limited number of votes may vary due to local rules and regulations.

Engagement

In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.

Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes which we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Escalation Strategies

Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.

Shareholder Proposal Assessment Framework

AB’s commitment to maximizing the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Shareholder proposals often address environmental, social and governance (“ESG”) disclosures, which we believe can in some cases help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a comprehensive set of risks and opportunities, including but not limited to material ESG issues, from a long-term shareholder value perspective. The evaluation of a proposal that addresses an ESG issue will consider (among other things) the following core factors, as necessary:

•	The materiality of the mentioned ESG issue for the company’s business

•	The company’s current practice, policy, and framework

•	The prescriptiveness of the proposal — does the shareholder make a request that unreasonably burdens management?

•

The context of the shareholder proposal — is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

•	How does the proposal add value for the shareholders?

We do not vote in favor of all ESG-related proposals. This shareholder proposal assessment framework applies to all proposals slated by shareholders, globally.

Director Elections

AB’s approach to voting on director elections is grounded in the belief that directors should represent shareholder interests and ensure management is maximizing long-term shareholder value. We generally vote in favor of the management-proposed slate of directors, but we consider a number of factors, including local market best practice, when making our decision. Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. These interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we believe that companies should have a majority of independent directors and independent key committees. We will incorporate local market regulation and corporate governance codes into our decision making, though we may support requirements that surpass market regulation and corporate governance codes if we believe they will improve corporate governance practices.

We consider a director to be independent if they meet the criteria for independence set forth by the primary exchange or the best practice code in the country where the company is domiciled. We also take into account affiliations, related party transactions, and prior service to the company.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. We prioritize transparency and disclosure in our analysis of director elections. If there is insufficient information about nominees disclosed in the proxy statement, we may abstain or vote against.

We also take into account compensation, audit, and governance practices when evaluating directors. If a company lacks a formal key committee or has demonstrated poor practices in these areas, we may vote against relevant directors, which may include committee chairs, committees as a whole, or the full board in cases of multi-year concerns.

Finally, we are committed to engaging with company management to resolve issues that arise. We may do so through phone, written, virtual or in-person communication until a satisfactory resolution is reached.

Majority Vote Standard

Sound corporate governance requires that shareholders have a meaningful say in the company’s affairs. We believe that electing directors by a majority of votes cast at an annual meeting is a better method than plurality voting. Under plurality voting standards, a director could be elected by a single affirmative vote even if a majority of shareholders withheld support.

AB also views majority voting provisions as beneficial to director accountability. Therefore, we generally support companies amending their by-laws to require director nominees be elected by an affirmative vote of a majority of the votes cast. However, we recognize that in contested elections where the number of nominees exceeds the number of board seats, a carve-out should be provided to allow for plurality voting. While we generally prefer a majority vote standard, we may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.

Board Leadership

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong lead independent director. AB therefore generally supports the establishment of a lead independent director if the chairman is non-independent. We believe that having a robust lead independent director role with clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, is an effective way to balance governance.

If a company already has a lead independent director in place with robust responsibilities, we will generally oppose proposals that require an independent board chairman, unless there are additional concerns regarding board leadership or broader corporate governance.

Classified Board

Typically, a classified board is divided into three classes, each holding office for a term of three years, with only a portion of the board being elected or replaced each year. We generally favor declassified boards, but we may take a case-by-case approach if certain conditions are met, such as an adequate sunset provision, a justifiable financial reason, or if the issuer is a non-operating company such as closed-end funds.

Board Capacity

We believe that assessing each nominee’s capacity for a board seat is essential for ensuring meaningful board oversight of management. Nominees who are “over-boarded”, or have too many outside board commitments, may be unable to dedicate sufficient time toward their board oversight responsibilities.

•	Non-Executive Directors: AB generally votes against the appointment of non-executive directors who serve on more than four public company boards.

•	Active CEOs: AB generally votes against the appointment of active CEOs who serve on more than two public company boards.

•	Active CEO of the Company Under Voting Consideration: For CEOs of the company under consideration, AB generally votes against their appointment if they serve on more than three public company boards.

Board Diversity

Diversity is an important element of assessing a board’s composition, as it promotes a wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require board-level gender diversity at publicly listed companies. We recommend boards develop, as part of their regular refreshment process, a framework for identifying qualified diverse candidates for all open board positions. We believe diversity is multi-faceted and should incorporate a broad range of factors in order to promote diversity of thought, such as gender, ethnicity, nationality, professional experience, age, and tenure.

Taking into account a board’s size as well as regional considerations, AB may vote against the nominating committee chair, or a relevant incumbent board member such as a nominating committee member if the chair is not up for election, when the board lacks sufficient diversity, unless there are mitigating factors (e.g. the board has articulated plans to diversify board membership, or has made recent improvements). AB generally looks to gender representation and racial/ethnic representation as indicators of board-level diversity, given these are well disclosed and standardized metrics.

Compensation

Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees. Incentives should be aligned with shareholder interests to facilitate long-term value creation and sustainable performance.

Executive Compensation

It is crucial to establish a direct correlation between variable pay and the company’s operational and financial performance, through metrics that are challenging and align with the company’s strategy. Compensation plans are often complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed executive compensation plan within the framework of four guiding principles, each of which ensures a company’s compensation plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a material adverse financial or reputational effect on the company and;

•	In granting awards, management should clearly exhibit integrity and a rigorous decision-making process.

Further, we believe that compensation plans should be sufficiently long-term oriented. Long-term incentive plans should adhere to a minimum of three-year vesting periods and clearly target long-term financial goals. We are generally unsupportive of special bonuses that are not explicitly tied to a company’s financial performance or lack multi-year vesting periods. If a retention grant is awarded, we expect companies to provide a rationale detailing how the award aligns with business needs and overall strategy. In cases where the compensation committee has exercised discretion to adjust pay outcomes, we expect a detailed justification and explanation of the method used to determine the adjustment. Additionally, we expect disclosure on how the revised outcome is consistent with the shareholders’ interests.

We believe that compensation plans should include clawback provisions that require executives to relinquish their awards if their compensation was based on erroneous financial statements or deceitful business practices.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

Equity Compensation Plans

Equity compensation plans (or “omnibus stock plans”) are intended to align the interests of employees and executives with those of shareholders by providing stock-based incentives. While we generally support the use of equity in compensation plans, we assess each plan on a case-by-case basis. Our evaluation criteria include the overall cost of the plan, potential dilution to shareholders, historical burn rates, and the specific design features of the plan. We may vote against equity compensation plans that contain provisions that are misaligned with shareholder interests, such as the ability to reprice options without shareholder approval or the inclusion of evergreen provisions.

Director Compensation

For non-executive directors, we believe that compensation should be structured in such a way that it does not compromise their independence. We will generally oppose performance-based variable remuneration for non-executive directors.

Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation. We recognize that there may be potential conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, we consider the proportion of non-audit fees to total fees and other factors like auditor tenure to assess independence. Excessive non-audit fees may lead us to vote against the auditor and/or audit committee members. In determining what is excessive we exclude non-audit fees related to extraordinary events such as IPOs, bankruptcy emergence, and spin-offs. Additionally, we may vote against or abstain if the audit firm is not disclosed, considering local market practices.

In some markets, companies are required to submit their financial statements for shareholder approval. We generally approve financial statements unless there are reasons to vote otherwise, such as if the information is not made available prior to the meeting. In markets requiring the election of internal statutory auditors (e.g., Japan), we generally support management’s nominees if they meet regulatory requirements. However, we may vote against nominees who are designated independent statutory auditors but serve as executives of a subsidiary or affiliate of the issuer, or if there are other reasons to question their independence. We review proposals to limit auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Transactions and Special Situations

Transactions, Restructurings, Mergers and Acquisitions

Proposals requesting shareholder approval for corporate restructurings, merger and acquisitions, and spin-offs are evaluated on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value. We consider a multitude of factors that could impact the company’s future performance and shareholder returns, including the board’s rationale behind the transaction, the potential financial benefits and risks, the alignment with the company’s long-term strategic goals, and the overall integrity of the transaction process. We may abstain from voting on transactions in instances where there is insufficient information.

Shareholder Rights Plans

Our approach to voting on shareholder rights plans, or poison pills, is grounded in our commitment to protecting shareholder rights and maximizing long-term value. Accordingly, we assess these proposals on a case-by-case basis. We will oppose poison pills that unreasonably seek to impede takeovers or entrench management. We may support proposals which protect shareholders’ right to consider and potentially accept a compelling offer. Additionally, we may support net operating loss rights plans when the protection of a company’s tax assets is material to its financial health and future value. We generally support shareholder proposals that require the company to submit a shareholder rights plan to a shareholder vote, though may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.

Shareholder Rights

Capital Structure

The one share, one vote principle — that voting power is proportional to an one’s economic interest — is preferred to ensure the board is accountable to shareholders. AB’s general expectation of companies with multi-class equity structures carrying unequal voting rights (or “supervoting shares”) is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include a sunset provision or periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class share structures and articulate why the structure is beneficial for long-term shareholders. If a multi-class share structure is in place without adequate safeguards, AB will generally vote against relevant directors.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time for certain companies, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB may refrain from voting against relevant directors if the multi-class capital structure is subject to a formal sunset provision, or if company-specific conditions warrant it.

Proxy Access

Proxy access allows “qualified shareholders” to nominate directors. Our voting stance typically favors proposals for proxy access that adhere to the 2010 SEC proposal (since vacated) which allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees. We may vote against proposals that include requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework. We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

Majority Vote Standard for Charter & Bylaw Amendments

We generally favor the implementation of simple majority vote requirements for charter and bylaw amendments. This means that a proposal would only need to receive a majority of votes cast in order to be approved. We believe that this approach promotes greater shareholder accountability and ensures that the will of the majority is reflected in important decisions affecting the company. As such, we will generally vote for proposals to reduce supermajority voting requirements, though may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.

Special Meetings

We are generally supportive of the right for shareholders to call special meetings, which allows shareholders to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support proposals to establish shareholders’ right to call a special meeting if one is not already in place. When evaluating proposals to reduce the existing special meeting right threshold, we will assess the potential abuse of the right based on the company’s current share ownership structure, and whether the request goes beyond market practice.

Written Consent

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we may oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

Material Environmental and Social Issues

Climate

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potential material risk to the sustainability of a wide range of business activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We evaluate these proposals on a case-by-case basis, taking into account the materiality of the issue to the business and whether the proposal is of added benefit to shareholders. We will additionally consider company specific context as well as our ongoing research and engagements for evaluating the company’s existing policies and practices.

For proposals related to climate change, we will carefully assess the company’s current policies/disclosures and its incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

For issuers with material exposure to climate risk, AB assesses the climate risk management strategy by considering factors such as, but not limited to:

Emissions	Metrics and Targets

•	Does the company have emissions metrics and targets in place for Scopes 1 and 2 emissions?

Climate	Risk Management

•	Does the company perform scenario analysis that includes the use of a widely recognized, scientifically based 1.5 degree scenario?

Governance

•	Does the board provide oversight on the issuer’s climate change strategy?

•	Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk?

Disclosure

•	Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate related Financial Disclosure?

Biodiversity

Companies are increasingly recognizing the importance of managing biodiversity and nature-related factors to generate long-term financial returns for shareholders. This can be achieved by implementing appropriate risk oversight and establishing relevant metrics and targets to manage their reliance on, impact on, and use of natural capital. Companies — particularly those that have significant impacts on local environments or have supply chains exposed to locations with biodiversity-related risk — should disclose how they integrate these factors into their strategy and how they manage material risks and opportunities relating to biodiversity. Additionally, companies should consider engaging with stakeholders, including local communities and conservation organizations, to ensure that their activities do not have a negative impact on biodiversity, which could potentially cause negative reputational or financial risks. Accordingly, we will vote on proposals related to biodiversity on a case-by-case basis.

Political Spending

We believe that increased transparency in political contributions and lobbying expenses is essential for ensuring accountability and promoting responsible corporate citizenship. As such, we generally vote in favor of proposals that request increased disclosure of these expenses, including those paid to trade organizations and political action committees at the federal, state, or local level. By doing so, we can better understand how a company is using its resources to influence political decisions and ensure that these activities align with its stated values and principles and are in the best interests of shareholders. Increased transparency can also help to mitigate reputational risks and promote public trust in the company. We believe that companies have a responsibility to disclose their political contributions and lobbying expenses to their shareholders and the public.

Human Capital Management

Human capital management is a critical component of a company’s long-term success. Best practices in this area include considering diversity, equity, and inclusion in different aspects of the business, from hiring and promotion to training and development. Companies should also provide fair compensation and benefits, as well as opportunities for career growth and advancement. Additionally, companies should prioritize employee health and safety, both physical and mental, and provide a supportive work environment that fosters collaboration and innovation. Effective communication and engagement with employees is also essential for building a strong corporate culture and ensuring that employees feel valued and heard. By prioritizing human capital management, companies can attract and retain top talent, foster innovation and creativity, and ultimately drive long-term value for shareholders. We will vote case-by-case on proposals related to human capital management considering a company’s current practices, policies and disclosures.

Conflicts of Interest

Introduction

As a fiduciary, we must always act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below (see Handling Potential Conflicts of Interest section below) have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

Adherence to Stated Proxy Voting Policies

Subject to client guidelines, votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in the Handing Potential Conflicts of Interest section of the Policy below. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

Disclosure of Conflicts

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

Potential Conflicts

Potential conflicts related to proxy voting may include, but are not limited to, the following:

•	Votes involving publicly traded clients of AB;

•	Votes involving publicly traded companies that distribute AB mutual funds;

•	Votes where investment teams have different views;

•	Votes involving any clients that try to advocate for proxy voting support;

•	Voting contrary to the Policy; and

•	Any other company subject to a material conflict of which a Committee member becomes aware.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in the Handling Potential Conflicts of Interest section below. We document all instances when the Conflicts Officer determines our vote.

Handling Potential Conflicts of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

•	If our proposed vote is consistent with the Policy, no further review is necessary.

•

If our proposed vote is contrary to the Policy, the vote will be presented to AB’s Conflicts Officer. The Conflicts Officer’s review and determination will be documented and presented to the Proxy Voting and Governance Committee. The Conflicts Officer will determine whether the proposed vote is reasonable and in line with our fiduciary duties to clients. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

•	Recuse or “wall-off” certain personnel from the proxy voting process;

•	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

•	Take other actions as the Conflicts Officer deems appropriate.

Review of Third-Party Proxy Service Vendors

AB engages one or more Proxy Service Vendors to provide voting research and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that AB’s primary Proxy Service Vendor(s) is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

Confidential Voting

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on a shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more Investment Stewardship Team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

A Note Regarding AB’s Structure

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

Voting Transparency

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company.

Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

Record Keeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six or more years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Proxy Voting and Governance Policy

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

Proxy Statements Received Regarding Clients’ Securities

For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

Records of Votes Cast on Behalf of Clients

Records of votes cast by AB are retained electronically by our proxy research service vendor.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.

Documents Prepared by AB that Are Material to Voting Decisions

The Investment Stewardship Team is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Investment Stewardship Team.

Proxy Voting Procedures

Voting Administration

To efficiency execute proxy voting for clients’ holdings, AB uses ISS to submit votes electronically.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. AB’s Investment Stewardship Team assesses the proposals via ISS’s web platform, Proxy Exchange, and submits all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. All votes are reviewed real-time by an offshore proxy review team to verify that the executed votes are aligned with our Policy. Votes for significant holdings, as defined by our stake, are additionally reviewed on a monthly basis by the Investment Stewardship Team to ensure their compliance with our Policy.

If necessary, any paper ballots we receive will be voted electronically or via mail or fax.

Share Blocking and Abstaining from Voting Client Securities

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com

Proxy Voting

Responsibility to Vote Proxies

As an investment adviser, Brandywine Global owes its clients a duty of care and loyalty with respect to services undertaken on their behalf, including proxy voting. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interest of its clients.

Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global votes proxies for each client account for which the client has specifically delegated to Brandywine Global the power to vote proxies in the applicable investment management agreement or other written document, or in instances where the client has assigned Brandywine Global investment discretion over their account. Brandywine Global also votes proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the applicable investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to the inception of each client account, Brandywine Global will determine whether it has proxy voting authority over such account. In instances where the client has retained proxy voting responsibility, Brandywine Global will have no involvement in the proxy voting process for that client.

General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value and to protect shareholder interests.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of a client’s investment. As part of its fiduciary duty, Brandywine Global does consider environmental, social, and governance issues that may impact the value of an investment, through introducing opportunity or by creating risk, or both.

How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is no stated position set forth in Appendix A, Brandywine Global votes on a case-by-case basis in accordance with the General Principles.

The general guidelines set forth in Appendix A are not binding on Brandywine Global, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded based on an assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of client accounts. Different

February 2024	1

portfolio management teams within Brandywine Global may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with certain services, including but not limited to, information or recommendations with regard to proxy votes or other administrative support. Brandywine Global is not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information or recommendations with regard to proxy votes, Brandywine Global will periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise as a result of the firm’s business or as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1. Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2. Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee determines whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to

February 2024	2

influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee will be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b. below, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee will determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination will be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

b.

in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote; or

c.	such other method as is deemed appropriate given the particular facts and circumstances.

2. A written record of the method used to resolve a material conflict of interest will be maintained.

Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global may consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may

February 2024	3

request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees will not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees may not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer. Prior approval is not required in instances where Brandywine Global discloses directly to representatives of an issuer how Brandywine Global intends to vote a proxy so long as the disclosure is made solely to representatives of the issuer and Brandywine Global believes that the disclosure is in the best interests of its clients.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global will promptly provide the client with such requested information in writing.

Brandywine Global will deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

February 2024	4

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

Proxy Engagement and Certain Non-Proxy Voting Matters

Brandywine Global may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on a company’s proxy statement from time to time, if and to the extent that Brandywine Global determines that doing so is consistent with law and applicable general fiduciary principles. A company or shareholder may also seek to engage with Brandywine Global in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain proposals.

Absent a specific contrary written agreement with a client or other legal obligation, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global will maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.

a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also will maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

February 2024	5

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global will maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

February 2024	6

Appendix A

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global generally follows when voting proxies for securities held in client accounts. One or more portfolio management teams may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the duty to act solely in the best interest of client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs.

C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles.

D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.	We vote against attempts to increase incentive stock options available if they are excessive, either in total or for one individual.

F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.	We vote for measures that give shareholders a vote on executive compensation.

II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.

February 2024	7

ARISTOTLE CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES & PROCEDURES

Updated 10/03/2023

Reviewed 11/12/2024

Introduction

Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.

Proxy Voting Policies and Procedures

Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Unnecessarily restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. We will review these proposals on a case-by- case basis to determine that shareholders interests are being represented. We are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

6.	Corporate Responsibility and Social Issues

Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:

(a)

vote matters that are specifically covered by this proxy voting policy (e.g., matters where Aristotle Capital’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this policy;

(ii)	Proxy statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)	Records of client requests for proxy voting information.

Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

10.	Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.1

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.2

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.

[1]	Interpretive Bulletin 94-2, July 28, 1994.
[2]	Department of Labor ERISA Rule 404a-1(e)(2)(ii).

1

2

1. PREAMBLE

Our general approach

AXA IM's approach to corporate governance – namely our proxy voting and shareholder engagement work – derives from our strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital.

Corporate governance refers to the system by which a corporation is directed and controlled. It concerns rights, responsibilities of the different stakeholders in the corporation such as the functioning of the Boards, managers, shareholders.

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way. As an investor with a widely diversified portfolio and long-term horizons, we believe that sustainable corporate governance increases the resilience of our investments and creates the framework to ensure that a corporation is managed in the long-term interest of its stakeholders. Voting at Annual General Meetings is a key component with our investee companies, and a right given to the shareholders, as such, we intend to exercise our voting rights and the rights and duties conferred to us by our shareholder's status. We consider this to be part of the fiduciary duty for a fund manager like AXA IM.

As Transition Leaders, we are convinced we have a key role to play in financing the transition to a greener and more sustainable world. Climate action is critical for human progress, and thus, we are committed to tackling the climate-related risks that threaten the future of the planet, through our long-term dialogue with our investee companies. Our belief is that this transition will not succeed if the social and governance pillars are not part of the equation. Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which underpin this aspect of our responsible investment activity to the marketplace.

This policy provides the foundation for AXA IM's proxy voting and company engagement activities, as well as for participation in related public policy discussions.

The building blocks of this policy are based on internationally recognised best-practice principles and our lengthy experience as an asset manager invested and engaging with companies from different regions with heterogenous governance practices and governance of significant ESG risks. AXA IM supports the development of industry standards aimed at guiding our activities as a responsible asset manager. We are notably a member of the United Nations-backed Principles for Responsible Investment (PRI), a supporter of the Taskforce for Climate Related Financial Disclosures and a signatory of the UK Stewardship Code (the Code)[1]. We wish to play a role in defining those standards, and to act in accordance with the principles and best practices as defined by such relevant initiatives.

A flexible policy guided by engagement with the investee companies

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that

[1] The complete list is available in our annual Stewardship report.

3

4

2. COMPANY BOARDS AND DIRECTORS

We consider the Board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company's affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision-making body. Others follow a 'supervisory model' where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in De Facto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

As such, we push investee companies to constitute boards whose approach enables the creation of long-term sustainable value, thus taking into account the management and supervision of strategic, operational and material ESG factors and the interests of key stakeholders. It is essential that the board is able to establish and maintain robust governance to support and sustain the company's strategic objectives. The company's long-term strategy and value creation including ESG factors should be communicated so that shareholders understand how the board identifies, manages and mitigates these risks.

BOARD BALANCE

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business.

The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company's affairs.

The potential for such concentration of powers can occur in several instances including where the positions of Chairman and Chief Executive Officer are held by one person; where the majority of non-executive directors are affiliated to management; or where the Board is dominated by the representatives of a major shareholder(s).

The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

NON-EXECUTIVE DIRECTORS

The key role of non-executive directors is to ensure that management concentrate on optimising long-term shareholder value.

The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company over the longer term. It is nonetheless vital that non-executive directors are truly engaged with the business in their supervisory capacity and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders.

We consider that the role of non-executive directors includes:

- contributing to the right strategy for the company;
- considering material risk issues, including environmental and social issues impacting the company;
- participating in Board discussions on major issues of business development;

5

- appraising the performance of key executives, including the Chief Executive;
- monitoring results and pressing for appropriate corrective action when necessary;
- ensuring that the company has the right executive leadership and appropriate succession plans;
- safeguarding shareholders' funds by using the ability to challenge management and initiate change when necessary;
- ensuring effective company communication with shareholders; and
- carrying out specific corporate governance functions, principally via Board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the Board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

INDEPENDENCE

Boards have to manage the company's relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and regulators. Oftentimes, these stakeholders have directors representing their interest on the Board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise independent judgement when deliberating on the company's affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company. We expect Boards to align with national norms or best practice on independent director participation on board.

An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director's judgement. No checklist of descriptive characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director's judgement and therefore independence include where the director:

- is a former employee of the company within the last five years;
- has (had within the last three years) a material business relationship with the company or is a representative of such interests;
- receives additional remuneration from the company other than in the capacity of a director;
- has close family ties with any of the company's directors, senior employees or company's advisers;
- holds cross directorships with an executive director;
- is or represents a significant shareholder; and
- has served on the Board for a significant length of time, from 9 years to 12 years depending on market practice.

SHAREHOLDER REPRESENTATIVES

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the Board. Major shareholder(s) representatives should not be allowed to dominate the Board simply by virtue of the holdings they represent.

To guard against the domination of the Board by a particular group, a significant number of directors should be independent, and, at a minimum, we expect national norms for independent directors to be respected.

6

BOARD COMPOSITION AND DIVERSITY

The Board should comprise a range of directors who, individually and collectively, understand the company's strategy; can contribute their knowledge and expertise to the development of its businesses; understand the environment in which it operates; have a knowledge of the markets where it conducts its businesses; are aware of the risks associated with the strategy; and have insights into the different stakeholders, including regulators, customers, shareholders and wider society, whose views impact on the company or whose support is necessary for its continued success.

We believe that this requirement naturally points to the need for a diversity of skills, knowledge, experience, gender and nationality amongst the directors on the Board. We signal via our voting on director-related matters or any other relevant resolution reservations around the gender diversity level of investee companies' boards, and are also mindful of all aspects of diversity beyond gender, especially a diversity of origins, ethnicities, and social backgrounds. For markets where this is permissible, we may take action where there is insufficient ethnic representation on the Board.

We will pay particular attention to the election of directors who have the experience and a proven track-record in managing environmental and social issues. In the context of the energy transition, climate change, as well as natural capital degradation and biodiversity loss, these competences of the board members on these issues will be sought as we consider them to be key and essential.

In that context, the TCFD guidance on governance, mainly the disclosure of the board's oversight of climate-related risks and opportunities, and how the board is acting on those, in addition to management's role in assessing and managing climate-related risks, are elements we examine in those companies that are critical for the transition.

This approach would also apply to other ESG risks that might emerge in our investee companies' life cycles, including but not limited to, social issues, and data privacy. On all those issues, engagement remains the first angle of approach to understanding the nomination committee's approach of board appointments. However, robust disclosure on the desired ESG skills, and how nominees contribute to the overall Board's expertise and effective oversight of sustainability matters, is expected.

CHAIRMAN AND CEO

Our general preference is that companies separate the roles of Chief Executive Officer (CEO) and Chairman; with the CEO responsible for leading executives in implementing Board strategy and the Chairman leading the Board's supervision of executive performance. Where these functions are combined there would be no independent person charged with leading the Board's discharge of its oversight responsibilities.

A company's decision to combine these positions will be reviewed on the merits, taking account of the company's circumstances and whether there are checks and balances to mitigate against power being concentrated in the hands of one individual. To guard against this risk, companies who have combined the Chairman/CEO functions should appoint a Senior Independent Director to lead non-executive directors on matters where the Chairman/CEO is conflicted and act as an additional contact point for shareholders. In addition, where roles are combined, we would expect that qualified and experienced independent non-executive directors compose at least 50% of the Board, even in markets where corporate governance norms accept a lower level of board independence.

A decision to combine these functions should be subject to periodic reviews to ensure that it continues to be in the interest of the company and its shareholders.

NOMINATIONS COMMITTEE

The Nomination Committee leads the process for the appointment of directors to the Board. The

7

Nomination Committee should ensure that appointments to the Board are made on merit and that directors have sufficient time to devote to the role and that their track record, and that of the companies they have been associated, is a good one. The Committee should also ensure that the company has a strategy for executive succession.

ISSUES OF CONCERN – BOARDS

We may withhold support from director elections in the following instances:

1/ Information

- *Insufficient information on the Board or where biographical details on proposed directors are not provided.*

2/ Management of ESG issues at a Board level

- *The composition of the Board does not allow for effective management of ESG issues: there are not enough directors with an experience and a proven track-record in managing environmental and social issues.*

3/Independence

The nominee is not considered to be independent, and:

- *Independent directors on the Board constitute less than one third (or the number recommended by local best practice) of the total board (including management, employee directors, etc.).*

4/Commitment to the board:

- *The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;*
- *Concerns about a director(s) execution of their responsibilities;*
- *To signal concerns about the company's governance or performance.*

5/Board structure:

- *The position of Chairman and Chief Executive are held by one person and the risk is not mitigated by a Senior Independent Director and a majority independent Board;*
- *Where a Board has not established audit, remuneration or nomination committees.*

6/Diversity:

- *Composition of the Board does not reflect necessary diversity.*

6/Election

- *Directors do not stand for election by shareholders on a regular basis;*
- *The election of several directors is bundled into one resolution.*

8

3. Remuneration

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term.

The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly. It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive's country of residence.

The remuneration policy should include ESG elements in order to motivate management to move the company towards a more sustainable model. These elements need to be tangible, clearly explained to shareholders, and not be used as a discretionary way of adjusting executive remuneration outcomes.

When setting executive pay, the Remuneration Committee and Board should consider pay and employment conditions for the general workforce. We generally do not support increases to the pay and conditions for senior executives that are out of line with the pay conditions proposed for the general workforce.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

REMUNERATION DISCLOSURE

We expect companies to provide full and comprehensive information on the company's remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.

There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders' behalf. Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

PERFORMANCE RELATED REMUNERATION

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target.

ANNUAL BONUS

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company's strategy. We view favourably the inclusion of tangible, transparent and pertinent ESG targets in the annual bonus structure.

We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

LONG-TERM SHARE SCHEMES

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value.

9

The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company.

The performance conditions may be subject to criteria linked to the company's performance from a financial point of view. However, we also encourage investee companies to introduce criteria linked to the company's non-financial performance. Subordinating a part of the long-term remuneration (i.e., LTIP) of executives to non-financial objectives will accelerate the transition of companies towards more virtuous models.

For companies which belong to the sectors which are the most sensitives to climate considerations, we expect specific criteria to be included in the variable remuneration of the main executives.

For companies impacted by the social, data privacy, biodiversity, issues or any other relevant ESG topics, we expect an integration of material ESG elements related to their ESG strategy.

We will pay attention to a choice of relevant metrics, which are related to the activity of the company, its sector, its strategy, and are measurable, comparable and achievable metrics. Criteria used should be disclosed, detailed, stringent enough. Company performance should be judged over a period that is aligned with the Company's strategy. The minimum period should be no shorter than three years and we actively support longer performance periods that are in tune with the company's longer-term strategy.

All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgement.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year's salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

TERMINATION BENEFITS

Companies should align service contract terms with best practice in their relevant markets and in any case should not exceed the equivalent of 24 months compensation. Boards and remuneration committees should ensure that any compensation paid cannot be viewed as a reward for failure.

CLAW-BACK POLICY

The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly misstated so that bonuses and other incentives should not have been paid.

REMUNERATION COMMITTEE

The Remuneration Committee is responsible for determining the Board's policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value. The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

10

11

4. Reporting and Audit

CORPORATE REPORTING

In a well-functioning market, which enables investors to perform their fiduciary role vis a vis clients' assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information.

Robust disclosure is essential for investors to effectively gauge companies' business practices and strategic planning related to E&S risks and opportunities. Thus, we support the adoption of international frameworks that allow companies to report on sustainability information. This allows us to evaluate how the company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term. The Board should provide sustainability reporting that puts historical performance into context, and portrays the risks, opportunities and prospects for the company in the future, helping investors understand a company's strategic objectives and its progress towards meeting them. This reporting should be easily accessible to shareholders, and should :

- be linked to the company's business model
- be genuinely informative and include forward-looking elements where this will enhance understanding
- describe the company's strategy, and associated risks and opportunities, and explain the board's role in assessing and overseeing strategy and the management of risks and opportunities.
- be accessible and appropriately integrated with other information that enables investors to obtain a picture of the whole company
- include environmental, social and governance related information that is material to the company's strategy and performance
- use key performance indicators that are linked to strategy and facilitate comparisons
- use objective metrics where they apply and evidence-based estimates where they do not
- be strengthened where possible by independent assurance that is carried out annually having regard to established disclosure standards.

Full company accounts, audited by independent external auditors, should be presented to a company's annual general meeting for shareholders' approval.

AUDIT COMMITTEE

The Audit Committee is responsible for exercising oversight of the company's process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting. The Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process.

NON-AUDIT FEES

The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

AUDIT FIRM / AUDIT PARTNER ROTATION

There are now developments in many markets supporting audit firm or audit partner rotation as a means to improve the independence and objectivity of the audit process. We support periodic rotation

12

as a further means to enhance the integrity and reliability of the external audit process.

ISSUES OF CONCERN – Reports & Account & Audit

We may withhold support from approval of Reports & Accounts and audit-related resolutions in the following instances:

1/Disclosure:

- *The company's extra financial disclosure is lacking (e.g. oil major with no TCFD-aligned disclosure);*
- *Non provision of the audited accounts in a timely manner;*
- *Concerns about the integrity of the information reported;*
- *Non-reporting of material ESG performance, particularly in high-risk sectors and or where sectorial peers are able to report.*

2/Audit Integrity

- *Where an executive director is a member of the Audit Committee;*
- *Non-audit fees are significantly higher than audit fees and no reasonable explanation is provided;*
- *The Audit firm has been in place for several years and no retendering of audit services has been conducted by the Company or there has been no audit partner rotation for a significant number of years.*

5. Shareholder Rights

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect Boards to protect and facilitate the exercise of shareholders' ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on.

Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders' rights come in different forms. These include restrictions on shareholders' voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company's governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

VOTING RIGHTS

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company's governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed

13

as the one share, one vote principle. We are therefore opposed to:

- measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;
- proposals that cap shareholders' voting rights once ownership of a certain percentage of shares is reached;
- multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;
- supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;
- voting schemes that do not provide for confidentiality of a shareholders' vote during the election;
- unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

ANTI-TAKEOVER PROVISIONS

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders' ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder.

Devices that cause concerns include:

- poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;
- transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;
- proposed repurchase of the company's shares during a bid period at a price that is significantly higher than the fair market value of the shares; and
- blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

PRE-EMPTION RIGHTS

Issuance of new shares presents a risk of dilution to shareholders' economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a pre-emptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non-pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

- the level of dilution of value and control for existing shareholders;
- the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained - for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities - and how the

14

15

16

17

7. Environmental and Social Issues

We believe that companies which operate without due regard to the environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value and a company's management of relevant environmental and social issues is a lead indicator of success or failure.

We expect companies to align their policies and practices with the Principles of the UN Global Compact on Human Rights, Labour, Environment and Ethical Behaviour and OECD Guidelines for Multi-National Enterprises.

BOARD OVERSIGHT OF E&S ISSUES

We welcome the move by many companies to establish a standing board committee to oversee the company's management of its material environmental and social impacts and to ensure that the company fulfils its reporting obligation to enable shareholders to assess this aspect of the company's performance. We believe that it is increasingly important that boards address and report on this activity as seriously as they do their other functions.

Where we consider that a Board has not managed environmental and social issues appropriately or does not evidence a proper governance of these key risk issues, we will reflect our concerns by voting against relevant directors standing for election or by not supporting the approval of the Reports & Accounts.

CLIMATE

Climate change is a major risk facing society today, and immediate action is required if significant environmental and societal damages are to be avoided. As part of our policy on climate we urge companies to:

- Commit to a net zero emission strategy, with short-, mid- and long-term carbon emissions reduction targets that are based on climate science. There should be a clear explanation of corresponding capital allocation plans;
- Integrate the company's entire value chain in the climate strategy;
- Perform scenario analysis using a scenario where global warming is limited to the Paris Agreement goals; and
- Align executive remuneration to climate change objectives.

BOARD ACCOUNTABILITY

In companies considered to be in risky sectors, particularly exposed to climate issues, the Board may be held responsible for not taking the necessary measures to address them.

A dissenting vote may be cast against the Management, the Board Chairman or the appropriate supervisory element of the governance structure in case risk management shortcomings are proven to have occurred or enough commitments are not made to address issues we raise via our thematic engagements.

In companies which are exposed to biodiversity, social and data privacy risks, the Board may be held responsible for not taking the necessary measures to address them. A dissenting vote might be cast against the CEO, the Board Chairman, or the appropriate supervisory element of the governance structure in case risk management shortcomings are proven to have occurred.

VOTES ON TRANSITION PLANS

While acknowledging strategy as being of the prerogative of management, we welcome the movement by some investee companies to submit an advisory vote on their transition plans, as a space for shareholder dialogue and increased engagement. We welcome regular votes or other means of shareholder communication on the progress against these announced strategies, and their regular

18

19

8. Implementation

8.1. OVERSIGHT

The Corporate Governance and Voting policy is validated by the Corporate Governance Committee and by the Responsible Investment Strategic Committee.

AXA IM has established a Corporate Governance Committee which is charged with upholding good standards of corporate governance in investee companies. The Corporate Governance Committee is chaired by the Chief Investment Officer of AXA IM Paris, the deputy Chair is the Head of AXA IM Group Research. The Committee comprises representatives of Investment teams, who bring their investment perspectives to the Committee's deliberations, as well as representatives from Responsible Investment teams. It is organised by the Corporate Governance team.

In addition, members of our Compliance department are represented on the Committee to ensure that decisions are taken in line with prescribed process, free of conflicts and in the clients' interests. Our Middle Office is also represented on the Committee in view of their important role to ensure that the voting chain and processing of voting instructions works correctly.

The Corporate Governance team implements this policy under the direction of the Committee.

8.2. COMPANY DIALOGUE

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company's strategy, operational performance, acquisition and disposal strategy; executive/Board performance, and management of extra-financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company's management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients' ownership rights to vote against relevant resolutions or, submit resolutions at shareholders' meetings or requisition of an extraordinary general meeting.

Governance engagement is key for us, and part of our engagement policy (link), and portfolio managers, relevant platform are involved in the engagement with the investee companies.

8.3. VOTING

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of our clients.

We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company's particular circumstances.

As far as possible, we do not apply any specific restrictions on voting regarding the type of resolution nor the issuer in question, but the objective is to vote at all possible general meetings. Exceptions to these would be explained in our annual voting report.

AXA IM makes use of the voting information services of Institutional Shareholder Services, Proxinvest, and Institutional Voting Information Service. The research received is used to augment

20

knowledge of companies and resolutions at forthcoming general meetings. All voting decisions are made by the AXA IM Corporate Governance team and are based on our Corporate Governance & Voting Policy.

8.4. STOCK LENDING

Stock lending aids market liquidity and allows clients to maximise revenues from their holdings and is a technique used by AXA Investment Managers. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings.

AXA IM adheres to the following key principles for stock lending:

1. AXA IM intends to recall shares, ahead of record date, in advance of general meetings to exercise voting right for open-ended funds and mandates; and
2. AXA IM will engage in stock lending with a robust responsible investment policy in place as described in AXA IM Responsible Investment policy.

8.5. CONFLICTS OF INTEREST

In relation to our stewardship activities, we have adopted a set of guidelines to identify circumstances which may give rise to conflicts of interests. These guidelines include relationships with listed affiliates such as our parent company, AXA SA, key clients and significant suppliers.

We manage conflicts within our voting activities using the following approach. Firstly, the Corporate Governance Committee has the sole responsibility for taking voting decisions on behalf of clients who have given AXA IM full discretion to vote. Voting decisions are taken prior to any reference or discussions with clients who have not delegated voting rights to the Corporate Governance Committee or have their own Policy. This is to ensure that decisions are free from outside influence.

In addition, where potential conflicts of interests have been identified, recommendations to vote in support of management resolutions contrary to our regular Policy position will be escalated to the Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record and, where appropriate, will be notified to the relevant local internal governance committee and/or Compliance Department.

An independent voting advisory service has been appointed to take voting decisions on behalf of our third-party clients at the general meetings of our parent company, AXA SA.

Our conflict-of-interest policy is available on our website (insert link).

8.6. REPORTING

Our **Voting Records** are accessible to the public and detail how we voted at General Meetings of companies held on our clients' behalf. In addition, we publish a Stewardship Report and a TCFD and Article 173 report on an annual basis and information on responsible investment issues, engagement with companies and aggregated voting records for the relevant year.

Voting and Engagement reports are available on our Fund Center for our ESG, Sustainable and Impact funds. We also provide our clients with detailed quarterly reports on voting and engagement activities upon request.

Information on AXA IM's Responsible Investment activities is available on our dedicated RI website.

21

22

BlackRock Investment Stewardship

Global Principles for Benchmark Policies

Effective as of January 2025

BlackRock®

The purpose of this document is to provide an overarching explanation of BlackRock’s global approach to our responsibilities as a shareholder on behalf of our clients, the principles that guide our dialogue with companies, and our commitments to clients in terms of our own governance and transparency.

BlackRock Investment Stewardship	Global Principles | 2

Introduction to BlackRock Investment Stewardship

BlackRock’s clients depend on us to help them meet their varied investment goals. We consider it one of our responsibilities to be an informed, engaged shareholder on their behalf, given the business decisions that companies make have a direct impact on our clients’ long-term investment outcomes and financial well-being. BlackRock Investment Stewardship (BIS) is a dedicated function within BlackRock, which is responsible for engaging with public companies on behalf of index strategies. Investment Stewardship is one of the ways we fulfill our fiduciary responsibilities as an asset manager to our clients. Our sole objective when conducting our stewardship program is to advance our clients’ long-term financial interests.1

BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1.	Engaging with companies in a two-way dialogue to build our understanding of a company’s practices and inform our voting decisions.

2.	Voting at shareholder meetings on management and shareholder proposals on behalf of clients who have delegated voting authority to BlackRock.

3.	Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4.	Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications and direct reporting.

Philosophy on investment stewardship

Sound governance is critical to the success of a company, the protection of investors’ interests, and long-term financial value creation. Research indicates that high-performing companies will effectively evaluate and address risks and opportunities relevant to their businesses, which supports durable, long-term financial value creation.2

Setting, executing, and overseeing strategy are the responsibility of management and the board. As one of many minority shareholders, BlackRock cannot — and does not try to — direct a company’s strategy or its implementation. Our role, on behalf of BlackRock’s clients as long-term investors, is to better understand how corporate leadership is managing material risks and capitalizing on opportunities to help protect and enhance the company’s ability to deliver long-term financial returns. We aim to take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate.

[1]

BIS’ Benchmark Policies, and the vote decisions made consistent with these policies, take a financial materiality-based approach and are focused solely on advancing clients’ financial interests. BIS’ Benchmark Policies — comprised of the BIS Global Principles, regional voting guidelines, and engagement priorities — apply to clients’ assets invested through index strategies and provide guidance on our position on common corporate governance matters. We take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate. BlackRock offers a wide range of investment products and funds to support our clients’ unique and varied investment objectives. Other materials on the BIS website might also provide useful context.

[2]	PwC, “The 3 things all high-performing companies do”. Harvard Business Review, “6 Strategic Concepts That Set High-Performing Companies Apart”, March 2024.

BlackRock Investment Stewardship	Global Principles | 3

Shareholder rights

Corporate law, regulations and listing rules in most markets establish certain fundamental rights attached to shareholding. Shareholders should have the right to:

•	Elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws.

•

Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure.

•	Access sufficient and timely information on material governance, strategic, and business matters to make informed decisions.

To protect the interest of minority shareholders like BlackRock’s clients, BIS holds the view that shareholder voting rights should be proportionate to economic ownership — the principle of “one share, one vote” helps to achieve this balance.

Stewardship in practice

The assets BlackRock manages belong to our clients, which include public and private pension plans, insurers, official institutions, endowments, universities, charities, family offices, wealth managers, and ultimately, the individual investors that they serve. Through stewardship, we assess how companies are creating long-term financial value to serve our clients, many of whom are saving for long-term goals, such as retirement.

As shareholders of public companies, our clients have the right to vote on matters proposed by a company’s management or its shareholders. Voting is an important mechanism for investors to express support for, or concern about, a company’s performance and most of our clients authorize BlackRock to exercise this right on their behalf. For those clients, and as a fiduciary, BlackRock is legally required to make proxy voting determinations in a manner that is consistent with their investment objectives. BIS does this by casting votes in favor of proposals that, in our assessment, will promote stronger governance and better operating practices and, in turn, potentially enhance long-term shareholder value. Our vote decisions are informed by our in-depth analysis of company disclosures, engagement with boards and management teams, third-party research, and comparisons against a company’s industry peers.

BIS takes a constructive, long-term approach to our engagement with companies, reflecting the investment horizons of the majority of our clients. An engagement is a meeting between BIS and a company’s board and management that helps improve our understanding of the company’s business model and material risks and opportunities, to inform our voting decisions on behalf of clients who authorize us to vote on their behalf. In these two-way conversations, we listen to and learn directly from company directors and executives and ask questions relevant to their business. Either a company or BIS can request an engagement. Many of the engagements are initiated by companies to discuss their long-term strategy, risk and opportunity set, and management’s plan to deliver financial returns through business cycles. The ongoing, multiyear nature of our engagements allows us to build strong relationships with company leadership and mutual understanding on key matters of corporate governance and the drivers of long-term financial performance.

Generally, we support the vote recommendations of the board of directors and management. In case of concerns, we typically raise these through dialogue with board members and management teams first.

When we determine it is in our clients’ financial interests to convey concern to companies through voting, we do so in two forms: we might not support the election of directors or other management proposals, or we might not support management’s voting recommendation on a shareholder proposal.

BlackRock Investment Stewardship	Global Principles | 4

Key themes

While accepted standards and norms of corporate governance can differ between markets, in our experience, there are certain globally applicable fundamental elements of corporate governance that contribute to a company’s ability to create long-term financial value for shareholders. These global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability.

At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market,3 and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation.

These Principles cover seven key subjects:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Executive compensation

•	Material sustainability-related risks and opportunities

•	Other corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets. Alongside the Principles and regional voting guidelines, BIS publishes our engagement priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity. Collectively, these BIS policies set out the core elements of corporate governance that guide our investment stewardship program globally and within each market. The BIS policies are not prescriptive, applied on a pragmatic, case-by-case basis, taking into consideration a number of factors, including the sector, market, and business environment within which a company is operating.

Boards and directors

Companies whose boards are comprised of appropriately qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. A strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance. As part of their responsibilities, board members have a fiduciary duty to shareholders to oversee the strategic direction, operations, and risk management of a company. This is why our investment stewardship efforts have always started with the performance of the board of directors, and why we see engagement with, and the election of, directors as one of our most important responsibilities. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are appropriate given a company’s business model and we take into consideration a number of factors, including the sector, market, and business environment within which a company is operating.

[3]

Our regional voting guidelines, which we publish on the BIS website, reflect these different market standards and norms. Depending on the market, generally accepted practice is informed by corporate law, market regulation, best practices, and industry initiatives, amongst other factors.

BlackRock Investment Stewardship	Global Principles | 5

We view it as good practice when the board establishes and maintains a framework of robust and effective governance mechanisms to support its oversight of the company’s strategy and operations consistent with the long-term economic interests of investors. There should be clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management. Disclosure of material risks that may affect a company’s long-term strategy and financial value creation, including material sustainability-related factors when relevant, is helpful for investors to appropriately understand and assess how effectively management is identifying, managing, and mitigating such risks.

We seek to understand management’s long-term strategy and the milestones against which investors should assess its implementation. If any strategic targets are significantly missed or materially restated, we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board’s role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.

Where a company has not adequately disclosed and demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider voting against the election of directors who, on our assessment, have particular responsibility for the issues. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration its governance, business practices that support durable, long-term financial value creation, and performance. Set out below are factors we may take into consideration.

Regular accountability through director elections

To ensure accountability for their actions on behalf of shareholders, directors should stand for election on a regular basis, ideally annually.4 Annual director elections allow shareholders to reaffirm their support for board members and/or hold them accountable for their decisions in a timely manner. When board members are not elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently.

We encourage companies to regularly review the effectiveness of their board (including its size), and assess directors nominated for election in the context of the composition of the board as a whole. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the breadth and relevance of director experiences and skillsets, and how these collectively contribute to the board’s effectiveness in advising and overseeing management in delivering long-term financial returns.

[4]	In most markets directors stand for re-election on an annual or triennial basis, as determined by corporate law, market regulation or voluntary best practice.

BlackRock Investment Stewardship	Global Principles | 6

Director independence — from management, significant shareholders, or other related parties — is a central tenet of sound corporate governance across markets.5 We encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the decision-making of the board and its ability to oversee management. We generally consider it good practice for independent directors to make a majority of the board, or in the case of controlled companies, at least one-third.

Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to meet with shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors or require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees with a majority of independent directors, depending on market norms and a company’s ownership structure. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board, as well as the particular skill sets of individual directors, aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.

It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the board room. We see it as a means of promoting diversity of thought to avoid “group think” in the board’s exercise of its responsibilities to advise and oversee management.

In assessing board composition, we take a case-by-case approach based on a company’s board size, business model, strategy, location and market capitalization. We look for companies to explain how their approach to board composition supports the company’s governance practices.

[5]

Please see: Tokyo Stock Exchange. “Japan’s Corporate Governance Code.” June 11, 2021; Financial Reporting Council. “UK Corporate Governance Code.” July 16, 2018; Investor Stewardship Group. “Corporate Governance Principles for US Listed Companies.”

BlackRock Investment Stewardship	Global Principles | 7

We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a risk their board composition may be misaligned. We ask boards to disclose, consistent with local laws, how diversity, including professional and personal characteristics, is considered in board composition, given the company’s long-term strategy and business model.6

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities - including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, we look for the assumptions made by management and reviewed by the auditor in preparing the financial statements to be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low-carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and note that international standards setters, such as the International Financial Reporting Standards (IFRS) Board and the International Auditing and Assurance Standards Board (IAASB), continue to develop their guidance to companies.7

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.8 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit, and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.

[6]	Personal characteristics may include, but are not limited to, gender; race/ethnicity; disability; veteran status; LGBTQ+; and national, Indigenous, religious, or cultural identity.
[7]

IFRS, “IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information”, June 2023, and IAASB, “IAASB Launches Public Consultation on Landmark Proposed Global Sustainability Assurance Standard”, August 2023.

[8]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. Please see the Committee of Sponsoring Organizations of the Treadway Commission (COSO), “Enterprise Risk Management”, 2023.

BlackRock Investment Stewardship	Global Principles | 8

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, we look for the fees earned to be disclosed and explained. We look for Audit committees to have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. We look to the audit or risk committee to periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors and management’s steps to address them. In the absence of detailed disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership and a core principle of effective governance. Shareholders, as the residual claimants, have the strongest interest in protecting the financial value of the company, and voting rights should match economic exposure, i.e. one share, one vote.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction should clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We find long-term investors like our clients typically benefit when proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

BlackRock Investment Stewardship	Global Principles | 9

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Executive compensation

In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. Executive compensation is an important tool used by companies to support long-term financial value creation. In our experience, well-structured compensation policies reward the successful delivery of strategic, operational, and/or financial goals, encourage an appropriate risk appetite, and align the interests of shareholders and executives through equity ownership.

We look for there to be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on whether companies should use sustainability-related criteria in compensation structures, but, where they are included, we look to companies to be as rigorous as they would be in setting other financial or operational targets. Long-term incentive plans should encompass timeframes that 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years.

When designing, reviewing, and approving executive compensation policies, board compensation committees — or board members responsible for setting executive compensation — should carefully consider the company’s specific circumstances, such as its risk profile, the environment in which it operates, and the individuals the board is trying to attract, retain and incentivize. We look to the compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices or the company’s business and executive compensation strategies.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we appreciate disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking, rather than also considering rigorous measures of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded performance.

We encourage boards to consider building clawback provisions into incentive plans such that companies could clawback compensation or require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices. We also favor recoupment from or the foregoing of the grant of any awards by any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

In our view, non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation

BlackRock Investment Stewardship	Global Principles | 10

arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

BIS may convey concerns through not supporting management’s proposals to approve compensation, where they are on the agenda. We may also vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses.9 As with all risks and opportunities in a company’s business model, appropriate oversight of material sustainability considerations is a core component of having an effective governance framework that supports durable, long-term financial value creation.

Robust disclosure allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability-related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S210 may prove helpful to companies in preparing this disclosure. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. We recognize that companies may phase in reporting aligned with the ISSB standards over several years. We also recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

We note that climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze, and report this data to investors. That said, while we do not prescribe timelines regarding when companies make these disclosures, we encourage them to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting, to the best of their abilities to provide investors with time to assess the data and make informed decisions.

Companies may also choose to adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may

[9]

By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.

[10]

The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

BlackRock Investment Stewardship	Global Principles | 11

provide useful guidance to companies on best practices and disclosures. While not a voting item, we find it helpful to our understanding of investment risk when companies disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate and nature-related risk

In our view, the transition to a low-carbon economy is one of several mega forces reshaping markets.11 Our research shows that the low-carbon transition is a structural shift in the global economy that will be shaped by changes in government policies, technology, and consumer and investor preferences, which may be material for many companies.12 Yet the path to a low-carbon economy is uncertain and uneven, with different parts of the economy moving at different speeds. BIS recognizes that it can be challenging for companies to predict the impact of climate-related risk and opportunity on their businesses and operating environments. Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. At companies where these climate-related risks are material, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the transition to a low-carbon economy, including where available, their transition plan.13

In our experience, disclosure consistent with the ISSB standards or the TCFD framework can help investors assess company-specific climate-related risks and opportunities, and inform investment decisions.14 Such disclosures also provide investors with insights into how companies are managing the risks associated with climate change by managing their own carbon emissions or emissions intensities to the extent financially practicable. Recognizing the value of these disclosures, in some jurisdictions, like the U.K, large companies must disclose such climate-related financial information on a mandatory basis, while in other jurisdictions these disclosures are viewed as best practice in the market.

[11]	BlackRock Investment Institute, “Mega forces: An investment opportunity”, 2023.
[12]	BlackRock Investment Institute, “Tracking the low-carbon transition”, July 2023.
[13]

We have observed that more companies are developing such plans, and public policymakers in a number of markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union. We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Transition plans are building momentum internationally, with increased focus from policy makers and supervisors, including in the EU, UK, G7, G20, and from the financial industry. While many initiatives across jurisdictions outline a framework for transition plans, there is no consensus on the key elements these plans should contain. We view useful disclosure as one that communicates a company’s approach to managing financially material business relevant risks and opportunities — including climate-related risks — to deliver long-term financial performance, which allows investors to make more informed decisions. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications.

[14]

BlackRock, “Global perspectives on investing in the low-carbon transition”, June 2023. We recognize that companies may phase in reporting aligned with the ISSB standards over several years, depending on local requirements. We also recognize and respect that some companies may report using different local standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies disclose their rationale for reporting in line with the specific disclosure framework chosen and highlight the metrics that are industry- or company-specific.

BlackRock Investment Stewardship	Global Principles | 12

Consistent with the ISSB standards and the TCFD framework, we seek to understand, from company disclosures and engagement, the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios. This includes a scenario in which global warming is limited to well below 2°C, considering ambitions to achieve a limit of 1.5°C, the temperature goal recently reaffirmed by G20 members as part of the 2024 Leader’s Declaration.15

These frameworks also contemplate disclosures on how companies are setting short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.

While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments companies choose to make regarding material scope 3 emissions and recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate-related risks and opportunities.

In addition to climate-related risks and opportunities, the management of nature-related factors is increasingly a component of some companies’ ability to generate durable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availability of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose how they manage any reliance and impact on, as well as use of, natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities. We rely on company disclosures when determining how to vote on shareholder proposals addressing natural capital issues. Our publicly available commentary provides more information on our approach to natural capital.16

Companies’ impact on their workforce, supply chains, and communities

In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they

[15]

In November 2024, G20 members reaffirmed the Paris Agreement temperature goal as part of the Leader’s Declaration. G20 members include the world’s major economies (19 countries and two regional bodies, the European Union and African Union), representing 85% of global Gross Domestic Product, over 75% of international trade, and about two-thirds of the world population.

[16]

16 Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company’s natural capital dependencies and impacts would aid investors’ understanding. In our view, the final recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue.

BlackRock Investment Stewardship	Global Principles | 13

consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested to understand how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy.

Companies should articulate how they address material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.

Other corporate governance matters and shareholder protections

In our view, shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess the effectiveness of the board’s oversight of management and whether investors’ economic interests have been protected. As a general principle, we believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.17 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholder proponents proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ economic interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, considering the company’s individual circumstances and maintaining a singular focus on the proposal’s implications for long-term financial value creation. BIS’ evaluation considers whether a shareholder proposal addresses a material risk that, if left unmanaged, may impact a company’s long-term performance. We look for consistency between

[17]	Corporate form refers to the legal structure by which a business is organized.

BlackRock Investment Stewardship	Global Principles | 14

the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.

In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal.

We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company, are unduly prescriptive or constraining on management. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.

BIS is likely to support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this information is additive given the company’s existing disclosures. We may also support shareholder proposals that are focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term financial value creation.

We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we do not submit or edit proposals or the supporting statements – we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons from those put forth by the proponent, when we believe that, overall, it can advance our clients’ long-term financial interests. We typically explain to the company our rationale for supporting such proposals.

Alternatively, or in addition, we may vote against the election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency to a material risk. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate efforts to address a material risk.

BlackRock’s oversight of its investment stewardship activities

Oversight

BlackRock maintains advisory committees (Stewardship Advisory Committees), generally consisting of senior BlackRock index investment professionals and/or senior employees with practical boardroom experience. The Stewardship Advisory Committees review and advise on amendments to BIS regional proxy voting guidelines (the Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Oversight Committee) is a risk-focused committee, comprised of the Global Head of Investment Stewardship (Global Head), and senior BlackRock executives with legal, risk and other experience relevant to team oversight. The Global Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines.

BlackRock Investment Stewardship	Global Principles | 15

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the Guidelines.

BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may discuss complicated or particularly controversial matters with senior specialists internally, on an advisory basis, prior to making a voting decision.

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BIS will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market, as well as the Principles. The voting guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests. BIS analysts may exercise their professional judgment in determining how to vote if they conclude that the Guidelines do not cover the specific matter raised by a ballot item or that an exception to the Guidelines would be in the long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

BlackRock Investment Stewardship	Global Principles | 16

Voting Choice

BlackRock offers Voting Choice a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, and Canada that utilize certain equity index investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) strategies. In addition, institutional clients in separately managed accounts (SMAs) continue to be eligible for BlackRock Voting Choice regardless of their investment strategies.18 BlackRock also launched a U.S. Program to offer proxy voting to eligible shareholder accounts in a U.S. Fund. 19

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment

[18]

With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

[19]	Read more about BlackRock Voting Choice on our website.

BlackRock Investment Stewardship	Global Principles | 17

or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those

BlackRock Investment Stewardship	Global Principles | 18

securities (based on the information available at the time of recall consideration).20 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Additionally, we make public our regional proxy voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, on a quarterly basis, we publish our vote record for each company that held a shareholder meeting during the period, showing how BIS voted on each proposal and providing our rationale for any votes against management proposals and on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business practices that support durable, long-term financial value creation by companies.

[20]

Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

BlackRock Investment Stewardship	Global Principles | 19

Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

Proxy Voting Policy

Barrow Hanley has accepted responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. Barrow Hanley has adopted this Proxy Voting Policy and maintains written procedures for handling research, voting, reporting of proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients.

It is Barrow Hanley’s policy to vote all clients’ proxies the same based on this Proxy Voting Policy and Barrow Hanley’s Proxy Voting Guidelines. If or when additional costs to clients are identified in association with voting the client’s proxy, Barrow Hanley will determine whether such costs exceed the expected economic benefit of voting the proxy and may determine that abstaining from voting is the better action for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, all proxies will be voted for all clients. Barrow Hanley’s Proxy Voting Guidelines provide a framework for assessing proxy proposals. Disclosure information about the Firm’s Proxy Voting is included in Barrow Hanley’s Form ADV Part 2.

To assist in the proxy voting process, at its own expense Barrow Hanley retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;

•	Proxy voting recommendations, including ESG voting guidelines;

•	Portfolio accounting and reconciliation of shareholdings for voting purposes;

•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•

Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring Barrow Hanley’s proxy voting policy, procedures, disclosures, and recordkeeping, including outlining our voting guidelines in our procedures.

•	The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate.

•	The Proxy Oversight Committee is made up of the CCO, the Responsible Investing Committee Lead, the Head of Investment Operations, the ESG Research Coordinator, and an At-Large Portfolio Manager.

•	Proxy Coordinators are assigned from the Investment Operations department.

•	Proxy Coordinators review and organize the data and recommendations provided by the proxy service.

•	Proxy Coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage.

•

Research Analysts review and evaluate proxy proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best economic interest of the shareholders, our clients.

•	Equity Portfolio Managers are members of the Proxy Voting Committee.

•

Equity Portfolio Managers vote proxy proposals based on shareholders’ economic interests utilizing the Firm’s Proxy Voting Guidelines, internal research recommendations, and the research from Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•	Proxies for the Diversified Small Cap Value accounts are voted in accordance with the proxy service provider’s recommendations for the following reasons:

•	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

•	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

Potential conflicts may arise when:

•

Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares, and because Barrow Hanley has no information about clients’ shares on loan, the proxies for those shares may not be voted.

•	Barrow Hanley invests in equity securities of corporations who are also clients of the Firm; in such cases, Barrow Hanley seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder(s), our clients;

•	Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations; and

•	Documenting the votes of companies who are also clients of the Firm.

•

If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	Barrow Hanley sends a daily electronic transfer of equity positions to the proxy service provider.

•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	Barrow Hanley sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	Barrow Hanley’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

•	Proxy Coordinators retain the following proxy records for at least seven years:

•	These policies and procedures and any amendments;

•	Proxy statements received regarding our clients’ securities;

•	A record of each proxy voted;

•	Proxy voting reports that are sent to clients annually;

•	Any document Barrow Hanley created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

•	Records of any client’s request for proxy voting information.

Clients may elect to participate in securities lending programs through their custodial bank. Typically, Barrow Hanley is not notified of shares on loan, and whether shares are loaned is not considered when our Portfolio Manager’s make and implement investment selection. When we determine a proxy voting issue to be of material significance, Barrow Hanley makes a best-efforts attempt to alert clients and their custodial bank to recall shares from loan so that we can vote the proxies. In this context, Barrow Hanley defines material significance to be any proxy issue deemed by our investment team to have significant economic impact or likely cause a market movement. The ultimate decision on whether or not to recall shares is the responsibility of the client.

Voting Debt and/or Bank Loan Securities

Barrow Hanley has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. Barrow Hanley votes proxies and related interests in the best interest of the securities’ owners, its clients.

Exceptions

Limited exceptions may be permitted based on a client’s circumstances, such as foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.

Proxy Voting Guidelines

Barrow Hanley has adopted the Proxy Voting Guidelines (“Guidelines”) to provide a framework for assessing proposals. Each proposal is evaluated on its merits, based on its facts and circumstances. Barrow Hanley reviews and considers the ESG issues to assess whether these factors might impair the long-term value of the shares we own. Issues may occasionally arise that do not fit the Guidelines framework and the Proxy Voting Committee will evaluate the issue and vote in the best interest of our clients, the shareholders. The Guidelines include the following, among other things, for consideration:

•	Board of Directors

•	Independent Auditors

•	Compensation Issues

•	Corporate Structure and Shareholder Rights

•	Shareholder Proposals and other Environmental, Social and Governance Policy Issues

•	Foreign Markets

The Board of Directors

Election of Directors

Barrow Hanley believes that good corporate governance begins with a board of majority-independent directors and committees including directors who serve on the Audit, Compensation, and Nominating committees.

Barrow Hanley may support the board’s nominees within the following considerations:

Barrow Hanley will generally approve:

•	The slate of nominees is composed of a two/thirds majority of independent directors.

•	All members of the Audit, Compensation and Nominating committees are independent of management.

Barrow Hanley will generally not approve:

•	The slate of nominees results in a board of majority non-independent directors.

•	The Audit, Compensation and Nominating committees include non-independent directors.

•	Any incumbent board member who failed to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.

•

Nominees who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.

•

Nominees whose actions as part of other committees demonstrate serious failures of governance, which may include acting to significantly reduce shareholder rights, or failure to respond to previous vote results for directors and shareholder proposals.

•	An independent director who has had, in the past three years, a material financial, familial or other relationship with the company or its executives,

•

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

•	Members of the nominating committee if the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years

•	Members of the nominating committee in instances where the board lacks diversity. We will attempt to target greater than 30% member diversity for all companies.

Combined Chairman / CEO Role

Barrow Hanley believes a strong lead independent director is necessary when the roles of chairman and CEO are combined. In the case when a lead director is not appointed, Barrow Hanley will support a proposal to separate the roles.

Contested Elections of Directors

Barrow Hanley will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign and determine an outcome that we believe will maximize shareholder value.

Classified Boards

Barrow Hanley may support proposals to declassify existing boards, whether proposed by management or shareholders. In most cases Barrow Hanley will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

Board Diversity

Barrow Hanley believes boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse based on age, race, gender and ethnicity, but also based on geographic knowledge, industry experience, board tenure and culture. Board diversity will be one of many factors considered on a case by case basis when reviewing board elections.

Board Tenure

Barrow Hanley will evaluate the nominees’ tenure on the board to determine director independence. In some cases, director tenure with the board can add significant experience, to the benefit of shareholders.

We believe in the importance of independent directors. Consequently, the independence of directors can diminish over time so Barrow Hanley will generally not consider directors independent after 10 years of service on the board.

Overboarding

Barrow Hanley will review the issue of excessive director commitments on a case by case basis. Barrow Hanley may not support a director who serves as a public company executive while serving on two or more public boards or a non-executive who sits on 4 or more public boards.

Proxy Access

Barrow Hanley believes that long-term investors benefit from having proxy access, or having the opportunity to place director nominees on a company’s proxy ballot within defined limits. While strict percentages are difficult to define, limitations on nominees might include a reasonable percentage ownership, possibly 5%, of a company’s outstanding shares that have been held for reasonable period of time, possibly three years, should enable these shareholders to nominate directors for a portion of the seats, possibly 20%, on the board. Barrow Hanley believes this improves shareholders’ ability to participate in director elections while potentially enhancing boards’ accountability and responsiveness to shareholders.

Barrow Hanley will review proposals regarding proxy access case by case. Other governance provisions and relevant factors will also be considered.

Approval of Independent Auditors

Barrow Hanley believes that the relationship between a company and its independent auditors should be limited primarily to the audit. Barrow Hanley will vote against auditor ratification proposals in instances where a company’s auditor has not been changed for 15 or more years. Other closely related activities by independent auditors may be included that do not appear to impair the auditor’s independence. The majority of fees paid to the independent auditing firm should consist of the audit work, and this independence should not be compromised. Barrow Hanley will evaluate each instance where the audit firm has a substantial non-auditing relationship with the company on a case-by-case basis.

Compensation Issues

Stock-Based Compensation Plans

Stock-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors when appropriately designed. The plans should be administered by an independent committee of the board and approved by the Company’s shareholders. Barrow Hanley may oppose plans that substantially dilute a shareholder’s ownership interest, provide participants with excessive awards, or have inherently objectionable features. We evaluate proposals using several factors that include the company’s: i) industry group; ii) market capitalization; iii) competitors, and/or iv) other factors, on a case-by-case basis.

When evaluating compensation proposals, Barrow Hanley considers the following factors for approval:

•	The company requires senior executives to hold a minimum of company stock, usually a multiple of the executive’s salary;

•	The company requires stock acquired through equity awards to be held for a specific period of time;

•	The compensation program includes performance-vesting awards, indexed options, or other grants that are linked to performance;

•	The concentration of equity grants to senior executives is limited, providing for a broad-based plan;

•	A stock-based compensation plan is clearly used as a substitute for cash in delivering market- competitive total compensation.

Bonus Plans

Barrow Hanley generally supports bonus plans that include the following features:

•	Are submitted periodically for shareholder approval to qualify for the proper deduction under Section 162(m) of the Internal Revenue Code;

•	Performance measures should be carefully selected and should relate to the specific key value drivers of the company’s business.

•	Have maximum awards expressed in dollar amounts.

Barrow Hanley generally will not support bonus plans with awards that are excessive in both absolute terms and relative to a comparative group.

Employee Stock Purchase Plans

Barrow Hanley generally supports the use of employee stock purchase plans to increase the company’s stock ownership by its employees. These plans should provide that the shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan constitute less than 5% of the outstanding shares of the company.

Advisory Votes on Executive Compensation (“Say on Pay”)

Barrow Hanley generally supports overall executive compensation programs, identified as Say on Pay votes, that demonstrate effective links between pay and performance over time and that provide compensation opportunities that are competitive relative to the company’s industry peers. When evaluating these proposals, we consider several factors that include the amount of compensation that is at risk, and the amount of equity-based compensation that is linked to the company’s performance. Barrow Hanley generally will not support compensation programs where significant compensation is guaranteed or insufficiently linked to performance.

Generally such instances include evidence of a pattern of poor pay-for-performance practices, unclear or questionable disclosure regarding the overall compensation structure, questionable adjustments to certain aspects of the overall compensation structure, and/or other egregious compensation practices.

Executive Severance Agreement (“Golden Parachutes”)

Barrow Hanley believes that incentives for an executive’s continued employment should be more significant than severance benefits, however, there are times, particularly in the event of a change in control, when severance arrangements may be appropriate. Barrow Hanley generally supports severance benefits payable upon a change of control and an executive’s termination, referred to as double-trigger plans, where these benefits do not exceed three times salary and bonus. Severance plans that exceed three times salary and bonus should be justified and submitted for shareholder approval. Barrow Hanley generally will not support a guaranteed severance plan that is absent a change in control or arrangement that does not require termination of the executive, referred to as single-trigger plans.

Recoupment Provisions (“Clawbacks”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses if performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Corporate Structure and Shareholder Rights

Barrow Hanley believes that shareholders’ rights, in proportion to economic ownership, are a fundamental privilege of equity ownership and should not be unnecessarily limited. Certain limits may be placed on shareholders’ ability to act by corporate charter or bylaw provisions, or by the adoption of certain takeover provisions. Generally, the market for corporate control should be allowed to function without undue interference from these artificial barriers. Barrow Hanley has considered a number of commonly presented issues in the area of shareholder rights.

Shareholder Right Plans (“Poison Pills”)

A company’s adoption of a poison pill plan effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the targeted company’s board of directors. These plans, along with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, these plans may force a suitor to negotiate with the board and result in the payment of a higher premium for acquisition.

Generally, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This enables the board the ability to put a plan in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval for proposed shareholder rights plans, we will consider the following:

Barrow Hanley will generally approve:

•	A plan that is relatively short-term, defined as 3-5 years;

•	A plan that requires shareholder approval for renewal;

•	A plan that incorporates review by a committee of independent directors at least every three years, referred to as TIDE provisions;

•	A plan that includes permitted bid or qualified offer features, referred to as chewable pills, that require a shareholder vote in certain situations;

•	A reasonable ownership trigger(s) of 15-20%;

•	Highly independent, non-classified boards.

Barrow Hanley generally will not approve:

•	A long-term plan, defined as 5 or more years;

•	The automatic renewal of a plan or a plan that does not require shareholder approval;

•	An ownership trigger(s) of less than 15%;

•	A classified board;

•	A board with limited independence;

Political Contributions and Lobbying

Barrow Hanley will evaluate the current company policy and procedures governing political spending and lobbying. Proposals demonstrating insufficient or absent policies and disclosure will generally be opposed.

An Increase in Authorized Shares

Barrow Hanley generally supports companies seeking to increase authorized share amounts that do not potentially expose shareholders to excessive dilution. Proposals are generally approved for increases of up to 20% of the current share authorization, while considering a company’s specific circumstances and market practices.

Cumulative Voting

Barrow Hanley generally will not support cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to the shareholders’ economic investment in the company.

Supermajority Vote Requirements

Barrow Hanley supports the shareholder’s ability to approve or reject matters presented for a vote based on a simple majority. Proposals to grant these rights will generally be supported while proposals to abridge these rights will generally be opposed.

Confidential Voting

Barrow Hanley believes that the integrity of the voting process is enhanced when shareholders can vote without fear of coercion or retribution based on their votes. As such, Barrow Hanley supports proposals to provide confidential voting.

Dual Classes of Stock

Barrow Hanley is opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic interests. The creation of separate classes with different voting rights will generally be opposed, while the dissolution of such classes will generally be approved.

Shareholder Proposals and other Environmental, Social and Governance Policy Issues

Proposals in this category are usually initiated by shareholders and frequently request that the company disclose or amend certain business practices. These practices may be ordinary business matters that are primarily the responsibility of management. Barrow Hanley has adopted Proxy Voting Guidelines that provide a framework for assessing the financial materiality of corporate governance, environmental and social issues and evaluates these embedded with each vote based on its facts and circumstances. In general, Barrow Hanley supports measures that improve transparency on issues that can be clearly tied to sustainable resource development, environmental compliance, and workplace safety. Issues may occasionally arise that do not fit the Guidelines framework and the Firm will evaluate those issues and vote in the best interest of our clients, the shareholders.

Barrow Hanley subscribes to third party ESG research and scoring databases, including MSCI, Sustainalytics, and SASB as a tool for rating the financial materiality of ESG factors to support our internal research. We may invest in companies that do not always fit the ideal profile for ESG investing or has a lower corporate ranking based on a third party’s profile. When selecting these companies, we believe the best way to engage management and use our influence toward sustainable improvements may well be as a shareholder. Our Analysts work to identify areas of improvement and engage management to improve policies and communication. Barrow Hanley also utilizes an overlay from Glass Lewis that provides us with an ESG voting screen. We use this input alongside our own internal research to arrive at a decision that will always be in the best interest of our clients, the shareholders.

Barrow Hanley evaluates climate risk and disclosure standards for the companies and industries that are the most significantly exposed to climate change to engage with management and the board, so we can understand the risks and opportunities facing these companies. Barrow Hanley will evaluate climate risk proposals in a similar process as mentioned above and vote in the best interest of our clients, the shareholders. If we feel that the company has not considered the impacts of climate change on the sustainability of its business operations, then we will vote in favor of additional disclosure.

Barrow Hanley considers issues related to human capital are the most significant risks and opportunities for companies. Given that, Barrow Hanley believes boards should disclose and be able to discuss efforts to make the companies inclusive, attractive and high-retention environments. Barrow Hanley supports inclusive and diverse working environments and will generally support shareholder proposals seeking to establish comprehensive equal opportunity and anti-discrimination provisions. Barrow Hanley also generally supports efforts to study and report on any discrepancies in compensation based on gender.

Voting in Foreign Markets

Although corporate governance standards, disclosure requirements, and voting mechanisms vary greatly among the markets outside the U.S., Barrow Hanley will evaluate proposals presented to shareholders in context with these guidelines and the Proxy Voting Policy, taking into consideration the local markets’ standards and best practices.

Exceptions

Reasonable and limited exceptions to these guidelines are permitted based on the best interests of the shareholder, our clients. Exceptions are documented and retained in the firm’s proxy voting records.

PROXY VOTING PROCEDURES AND PRINCIPLES

The following summarizes the internal operating procedures and principles adopted by Capital Bank and Trust CompanySM, Capital InternationalSM, Inc., Capital Research and Management CompanySM and their investment advisory affiliates, Capital Group Private Client ServicesSM, Inc., Capital International Asset Management (Canada)SM, Inc., Capital International K.K.SM, Capital International LimitedSM, Capital International Management Company SàrlSM Capital International SàrlSM (the “Advisers”), and Capital Group Investment Management Pte. Ltd. (CGIMPL) for voting (1) proxies of portfolio companies held by mutual funds and exchange traded funds which are registered under the Investment Company Act of 1940 and managed by the Advisers, (2) proxies of portfolio companies held by funds organized under collective investment trusts and other pooled investment vehicles managed by the Advisers, and (3) proxies of securities held in client accounts for which the Advisers have proxy voting authority. These proxy voting procedures and principles are reasonably designed to ensure that proxies are voted in the best interest of the Advisers’ clients and the shareholders of the funds advised or managed by the Advisers.

SUMMARY

The Advisers are committed to acting in the best interests of their clients. We view proxies of companies held in client portfolios as significant assets and proxy voting as an integral part of our engagement and the investment process. The voting process reflects our understanding of a company’s business, its management and its relationship with shareholders over time. In addition to our annual review of specific proxy proposals (including discussions with corporate management representatives), we meet with companies throughout the year to discuss various governance and proxy voting topics. In all cases, the investment objectives and policies of the funds and accounts we manage remain the focus.

These proxy voting procedures and principles (“Principles”) provide an important framework for analysis and decision-making with respect to issues that arise in proxy voting. While we generally adhere to these Principles, we have the flexibility to vote each proposal based on the specific circumstances that we believe are relevant. As a result, each proxy is analyzed and voted on a case-by-case basis.

As a matter of policy, we take an objective approach in assessing and voting on matters, seeking to avoid being influenced by outside sources or business relationships involving interests that may conflict with those of clients. In addition, we do not, as a policy, follow the voting recommendations provided by Institutional Shareholder Services (ISS), Glass-Lewis & Co. or other third-party advisory firms (“Advisory Firms”), which provide research that the Advisers may utilize on a case-by-case basis in addition to our proprietary proxy voting, governance and executive compensation research. We periodically assess the information provided by the Advisory Firms, including information regarding potential conflicts of interest, and report to the applicable governance committees that provide oversight of the application of these Principles.

PROXY VOTING PROCESS

The Advisers seek to vote all U.S. proxies. Proxies for companies outside the U.S. are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the Advisers will generally vote against such proposals in the interest of encouraging improved disclosure for investors.

Revised March 2022

The Advisers may not exercise their voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the Advisers and their affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the Advisers will scale back their votes across all funds and accounts they manage on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The Advisers may choose, due to liquidity issues, not to expose the funds and accounts they manage to such restrictions and may not vote some (or all) shares. Finally, the Advisers may determine not to recall securities on loan to exercise their voting rights when they determine that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy is received, the Advisers’ stewardship and engagement team prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below under “Special review procedures”).

Investment analysts are generally responsible for making voting recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also review initial recommendations made by the Advisers’ stewardship and engagement team for routine matters. Depending on the vote, a second recommendation may be made by a proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. In this way, we seek to bring multiple perspectives to the voting process.

Each of the Advisers’ equity investment divisions has its own proxy voting committee, which is made up of investment professionals within each division. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision. Therefore, if more than one fund or account invests in the same company, certain funds and accounts may vote differently on the same proposal. In addition, while voting recommendations are generally applicable to all accounts managed by the investment division, the Advisers may vote differently depending on the investment objective and strategy of a particular fund or account.

Special review procedures

From time to time the Advisers may vote proxies issued by, or on proposals sponsored or publicly supported by (1) a client with substantial assets managed by the Advisers or their affiliates, (2) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (3) a company with a U.S. mutual fund director on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The Advisers analyze these proxies and proposals on their merits and do not consider these relationships when casting their vote.

The Advisers have developed procedures to identify and address instances where such a relationship may affect the exercise of the Advisers’ best judgment as a fiduciary. Under the procedures, if a potential conflict is identified, the Special Review Committee (“SRC”) of the investment division that is voting the proxy will be provided a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information. If the SRC determines, based on the information provided, that a conflict of interest could affect the Advisers’ best judgement as a fiduciary, the SRC will take appropriate steps to address the conflict of interest, including, if appropriate, engaging an independent, third-party fiduciary to vote the proxy. The SRC includes senior investment professionals and legal and compliance professionals.

2

Allocating votes for comanaged funds

In cases where a fund or an account is comanaged and a security is held by more than one of the Advisers’ equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

Proxy voting for fund of funds and other pooled vehicles

In cases where the underlying fund of an investing fund managed by the Advisers, including a fund of funds, holds a proxy vote, such vote is reviewed by the Special Review Committee based on the procedures described above.

Considerations for accounts held with Capital Group Private Clients Services, Inc. (CGPCS)

CGPCS accepts proxy voting authority from its clients and follows these proxy voting procedures and principles. If CGPCS has voting authority for a client account, it generally does not provide the client the option to direct a proxy vote with respect to a particular solicitation.

Some clients reserve the right to vote proxies and do not give CGPCS the authority to vote on their behalf. In those cases, clients should contact their custodian about receiving proxies. CGPCS would not expect to discuss particular solicitations with clients for whom it does not have proxy voting authority.

PRINCIPLES

The following principles are grouped according to types of proposals usually presented to shareholders in proxy statements.

Director matters

Election of directors

As active fund managers, we value ongoing engagement with our investee companies in advancing the long-term interests of our clients, and proxy voting is an important part of that process. Director elections are of particular importance, as we believe a company’s board of directors plays a key role in the success of the company. In discharging their fiduciary duties, we expect boards to, among other things, be responsive to and act in the best interests of its shareholders and to exercise appropriate oversight over the management and business of the company.

We generally support the annual election of a company’s nominees for director. We may, however, oppose all or some of the company’s nominees if we believe it to be in the best interest of shareholders or if, in our view, they have not otherwise fulfilled their fiduciary duties. In making this determination, we consider, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters.

With respect to capacity, we expect directors to have sufficient time to reflect and make high-quality contributions to the work of the board. As such, we will flag certain situations for additional analysis:

•	A sitting CEO, or other senior executive officer, serving on their company board plus more than one additional outside company board (in a non-executive position), and

•	A non-executive director serving on more than four public company boards, with each non-executive board chair position considered as two board seats.

3

When evaluating board nominees, the Advisers will consider company and individual- specific situations and circumstances. These include and are not limited to company size and complexity, business transformation, board and executive turnover, expertise, employment and controversy. We also acknowledge that service on certain boards, such as a mutual fund board or similar, may not give rise to the same concerns. In addition, we will endeavor to engage in advance of the first instance in which we may consider an adverse vote and to address questions, as appropriate.

Importantly, we may consider opposing all or some of the nominees if the independence of a board does not comply with local regulations, governance codes or reasonable shareholder expectation. Because we expect boards to be collectively accountable for company performance and long-term value creation, we may, albeit rarely, vote against the entire board where we believe they have demonstrably failed in the execution of their duties. Where we feel a specific area has fallen short of our expectations, for example in relation to audit, remuneration or board composition, we may vote against the chair and/or members of the relevant committee.

We evaluate director nominees not only on an individual basis but also in the context of the whole board. We believe boards, as a whole, should have appropriate industry knowledge, skills, business experience and understanding of all relevant stakeholders of the company in order to discharge their duties effectively. This goal is more likely to be met by a board composed of individual directors who can each bring a breadth of experience to their service. Thus, we will generally vote against shareholder proposals that call for director candidates with specialized expertise (e.g., environmental expertise). However, we may vote in favor of such proposals where we believe such expertise would be conducive to the company’s ability to mitigate its specific set of risks and create long-term value. We also believe diversity of expertise, gender and, subject to local norms and expectations, race and ethnicity among board members enhances the overall quality of their decision-making.

Independent board chair/Separation of chair and CEO

We believe board independence is essential to good corporate governance. In addition to having a board’s majority made up of independent members, we generally prefer an independent board chair (i.e., not a current or former executive or other affiliated director) as best practice for structural oversight of the executive team. We recognize that, in some cases, a sufficient level of board independence and leadership can be accomplished via other means. For example, in situations where a board has appointed an independent lead director, we will examine that individual’s duties and interaction with the chair/CEO to determine whether a full separation of the roles is still warranted. We analyze board structure, leadership and overall governance on a case-by-case basis in arriving at decisions on whether to support separation of the chair and CEO roles.

Governance provisions

While we would typically support each of the following proposals as best practices if presented separately, we are aware that often a company may already have adopted several of these governance features. In such situations (such as a proposal to add cumulative voting in cases where directors are elected annually and there is a majority vote provision), we would consider whether the additional protections are necessary, or whether a combination of these features would leave a company vulnerable to coercive actions by shareholders with short-term investment horizons.

Shareholder access to the proxy

Proxy access proposals generally require a company to amend its bylaws to allow a qualifying shareholder or group of shareholders to nominate up to two directors on a company’s proxy ballot. To qualify, an individual or group must have owned a certain percentage (typically 3% to 5%) of the company’s shares for a minimum period of time (typically one to three years).

4

All proposals are reviewed on a case-by-case basis. We generally believe the following:

•

The holding period is the most important component of these proposals, since length of ownership demonstrates a commitment that is more likely to be aligned with our interests as long-term shareholders. As such, three years appears reasonable.

•

The ownership threshold should be set at the right level to avoid misuse of this provision by those without a significant economic interest in a company, so we generally will apply a sliding scale of 5% for small capitalization companies and 3% for large capitalization companies.

•	The number of board seats to be added under these proposals should be capped at a reasonable number (generally 10% to 25%).

•	The number and makeup of parties that may nominate directors should be representative of the broader shareholder base.

We may vote against shareholder proposals to amend existing proxy access bylaws if the company has already adopted a bylaw that meets the general parameters described above.

Classified boards

A classified board is one that elects only a percentage of its members each year. (Usually, one-third of directors are elected to serve a three-year term.) Generally, we support proposals declassifying boards. We believe that declassification (i.e., the annual election of all directors) increases a board’s sense of accountability to shareholders.

Cumulative voting

Under cumulative voting, each shareholder has a number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders can cast all of their votes for a single nominee, thus allowing minority shareholders to elect a director. We generally support the concept of cumulative voting in order to promote management and board accountability, and the opportunity for leadership change.

Majority vote requirement

Generally, we support proposals designed to make director elections more meaningful, either by requiring a majority vote in director elections (more “for” votes than “against”) or by requiring any director receiving more withhold votes to tender their resignation.

Anti-takeover provisions, shareholder rights and reincorporation

Shareholder rights plans (“poison pills”)

“Poison pills” are a defense against unwelcome takeover offers. These plans allow shareholders (other than the shareholder making the unwelcome takeover offer) to purchase stock at significantly discounted prices under certain circumstances.

The plans force would-be acquirers to negotiate with the board, effectively giving the board veto power over any offer. Poison pills can be detrimental to the creation of shareholder value and can help entrench management by thwarting or deterring acquisition offers that are not favored by the board but that may be beneficial to shareholders.

We generally support the elimination of existing poison pills and proposals that would require shareholder approval to adopt prospective poison pills. There may be a few select circumstances, however, where the analyst feels a need for the company to maintain anti-takeover protection. Additionally, if a company has

5

crafted a shareholder-friendly pill, we may not support a shareholder proposal to eliminate or amend the existing provisions. One example of this is the Canadian model, which requires shareholder review and consideration of any acquisition offer.

Change of corporate domicile

•	Reincorporation within the U.S.: We generally leave the state domicile decision to the discretion of company management and its board.

•

Reincorporation outside the U.S.: We consider a company’s specific circumstances with respect to the reasons for the reincorporation. Factors that may influence whether we support a proposal to reincorporate include the potential for both corporate and shareholder-level taxes to be triggered at the time of the event, as well as the potential long-term impact of country-specific tax treaties.

Action by written consent/Right to call a special meeting

We consider several factors relating to these proposals and apply them on a case-by- case basis. These include a company’s market capitalization, composition of the company’s largest shareholders, its responsiveness to previous shareholder proposals and other forms of feedback, any meeting provisions and ownership thresholds currently in place, and its overall governance structure. While we believe that both the right to take action by written consent and to call a special meeting are important tools for shareholders, we will consider a company’s overall governance profile before supporting shareholder proposals to adopt or amend those rights.

The right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, especially in a proxy fight. We generally support adoption of this right in principle and oppose proposals that would prevent shareholders from taking action without a formal meeting or that would take away a shareholder’s right to call a special meeting.

The ability to call a special meeting is also a valuable right for shareholders that we generally support. However, we consider the details of these shareholder proposals, particularly the proposed ownership thresholds, and attempt to assess whether a low limit (e.g., 10%) would allow actions by a relatively small group that might not be in the best interests of the majority of shareholders.

Capitalization

Authorization of new common shares

We generally support reasonable increases in authorized shares when the company has articulated a need (for example, a stock split or recapitalization). Even so, we are aware that new shares may dilute the ownership interest of shareholders. Consequently, other than in the case of stock splits, we generally oppose proposals that would more than double the number of authorized shares.

Authorization of “blank check” preferred shares

“Blank check” preferred shares give the board complete discretion to set terms (including voting rights). Such shares may have voting rights far in excess of those held by common stockholders. We generally oppose proposals that allow a board to issue preferred shares without prior shareholder approval, as well as proposals that allow the board to set the terms and voting rights of preferred shares at their discretion. However, a request for preferred shares with voting rights that are equal to those of existing common stock shares generally would be considered similarly to a request for authorization of new common shares.

6

Compensation and benefit plans

Advisory vote on executive compensation (say on pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) requires companies to allow shareholders to cast advisory (nonbinding) votes on the compensation for named executive officers, as well as the frequency of such votes (every one, two or three years). Under Dodd-Frank, the advisory vote on compensation will cover the Compensation, Discussion and Analysis disclosure, executive compensation tables, and related narrative in company proxy filings.

We generally will ratify executive compensation unless we have specific concerns about the structure or amounts paid at a particular company (based, in part, on the factors outlined below under “Equity incentive plans”). For example, we expect short-term incentives to constitute no more than a third — and long-term incentives to constitute at least two-thirds — of an executive’s overall compensation. We apply additional scrutiny to those companies where we have a history of voting against one or more compensation plans or where we have withheld votes from compensation committee members over the past several years. From time to time, we will vote against say-on-pay proposals if we are dissatisfied with a component of the overall compensation policy (e.g., high dilution, ability to reprice or exchange options, cash bonus caps expressed as a percentage of net income rather than hard dollar stop).

With respect to the frequency of advisory votes on compensation, we historically found the triennial option to be most consistent with our long-term focus at companies that presented no obvious compensation-related concerns. We acknowledge that it is often difficult for companies to make significant changes within a 12-month period and found that we have ongoing engagement with companies even when the say-on-pay votes occur less frequently. Annual votes, however, allow for regular feedback and ongoing monitoring of the impact of any policy changes. Accordingly, we will generally support management recommendation for annual votes. When longer frequencies are proposed (biennial or triennial), we will consider these proposals on a case-by-case basis, taking into account the company’s current practices and any history of concerns related to compensation.

Equity incentive plans

Incentive plans are complicated, and many factors are considered when evaluating a plan. No single factor is determinative; the proxy committees weigh each plan based on protecting shareholder interests and our historical knowledge of the company and its management. Factors include:

•

Pricing: We believe options should be priced to at least 100% of fair market value (the price that shareholders would pay on the open market) on the date they are granted. We do not generally support options priced at a discount to the market.

•

Repricing: An “out-of-the-money” option has an exercise price that is higher than the current price of the stock. We generally have not supported replacing “out-of- the-money” options with new options at a lower exercise price (generally known as “repricing”) because it is not consistent with a policy of offering options as a form of long-term compensation. However, there may be circumstances under which we would consider a limited exchange program (including value-neutral exchanges).

•

Dilution: Dilution is the reduction of the voting power and/or economic interest of existing shareholders due to an increase in shares available for distribution to company employees in lieu of cash compensation. We consider several kinds of dilution: the historical annual dilution of the current plan, the potential dilution of the proposed plan and the cumulative dilution of all option plans. We tend to oppose plans that result in “excessive” dilution for existing shareholders. Acceptable dilution levels are not rigidly defined but will be a function of the (i) stage of the company’s lifecycle (embryonic to mature), (ii) company size (market capitalization), (iii) historical growth rate of sales

7

and earnings, (iv) competitive environment and (v) extenuating circumstances related to the company’s industry. In addition, greater dilution can be tolerated when options are awarded to all employees rather than to top-level management only. We generally oppose evergreen plans (which provide for an automatic annual increase of shares available for awards without shareholder approval).

•	Performance: We prefer linking compensation (cash and equity) to appropriate performance criteria that encourage a long-term focus, consistent with our approach to investing.

•

Shares available for awards: Requests for additional incentive plan shares, where there are a substantial number of shares currently in reserve, will receive additional scrutiny to ensure that a company continues to award equity at an appropriate rate.

•

Option expensing: We generally support option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is nonbinding and does not require the company to adopt a specific expensing methodology.

Restricted stock plans

We support restricted stock plans when such grants replace cash compensation without increasing the historical cash award and when the amount of restricted stock available for distribution represents a reasonable percentage of overall equity awards. We also consider performance criteria and other vesting requirements, as well as the economic value of the restricted stock when compared to options.

Non-employee director compensation

We generally support equity-based compensation for non-employee directors that aligns their interests with shareholders. Such plans must be reasonable in size, have fair- market-value option grants and not create excess total compensation. (They should be subject to the same limitations as executive incentive plans.) We also review the mix of options, stock awards and cash compensation. We believe that compensation packages should be structured to attract, motivate and retain qualified directors, but that excessive board compensation can undermine the board’s independence.

Employee stock purchase plans

We generally support employee stock purchase plans, which are designed to allow employees to purchase stock at a discount price and to receive favorable tax treatment when the stock is sold. In many cases, the price is 85% of the market value of the stock. These plans are broad-based and have relatively low caps on the amount of stock that may be purchased by a single employee.

Shareholder proposals regarding executive compensation

Caps on executive pay

In general, we oppose shareholder proposals that seek to set limits on executive compensation because competitive compensation packages are necessary to attract, motivate and retain executives. Shareholder proposals on this issue tend to specify arbitrary compensation criteria.

Executive pay restrictions or freezes

We generally oppose proposals specifying restrictions on executive pay because they take away compensation committee flexibility. Such proposals include terminating the company’s option or restricted stock programs, freezing executive pay during periods of large layoffs, establishing a maximum ratio between the highest paid executive and lowest paid employee, and linking executive pay to social criteria.

8

Executive severance agreements

Generally, we support proposals that require shareholder approval of executive severance agreements, largely because of the trend toward excessive severance benefits (also known as golden parachutes). If an executive leaves for reasons related to poor performance, allowing a generous “parting gift” seems contrary to good corporate governance. While we typically support proposals asking that such severance be limited to 2.99 times pay and bonus (amounts over this threshold are subject to a 20% excise tax), we may vote against proposals that request a lower limitation.

Other shareholder proposals

General principles

When evaluating shareholder proposals, including those relating to political spending and advocacy and social and environmental issues, we consider their materiality to the company and its ability to generate long-term value in light of the company’s business model and specific operating context. We generally favor transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers. Comparing a company against its peers and against prevailing “best practices” in the relevant sector each provides helpful benchmarking that also informs our voting decisions. In addition, we support increased standardization of disclosures, particularly ones that leverage existing regulatory reporting or industry best practices, to allow for greater comparability among companies.

We will generally avoid supporting proposals that are overly prescriptive, taking into account, among other things, the current policies, practices and regulatory obligations of the company. We consider whether a proxy proposal is nonbinding and may vote in favor of a proposal that addresses either a material shortcoming or an area in which the company has not shown sufficient progress, even if the proposal would benefit from some modification before being implemented.

Where applicable, we will also seek to apply other principles articulated in this document.

Political spending and advocacy

We review shareholder proposals relating to political expenditures on a case-by-case basis. In order to make a voting decision, we consider:

1)	whether there currently is a policy in place regarding political spending;

2)	the level of political spending oversight by the board and management team; and

3)	a company’s current disclosure practices and whether the company has been subject to any previous fines or litigation.

We will generally support company disclosure regarding political spending and advocacy, including industry body membership. This is particularly the case when the current disclosure on political contributions is insufficient or significantly lacking compared to a company’s peers, there are verifiable or credible allegations of funds mismanagement through donations, or either there is no explicit board oversight or there is evidence that board oversight on political expenses is inadequate. On the other hand, we may not support a shareholder proposal if the information requested is already available in another report or the company meets the criteria noted above. We do encourage companies to disclose information relating to their political spending and advocacy against the criteria put forth by the Center for Political Accountability.

Social issues

We know that social issues, such as employee safety, community engagement and human rights (including with respect to a company’s supply chain), are important factors that can affect companies’ long-term

9

prospects for success. As such, they are researched by our investment professionals as part of the investment process and are also considered within the framework described above, under “General principles,” when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of the funds and accounts we manage.

Generally, we believe racial and gender equity and diversity within a company’s workforce, including its management and the board of directors, contribute to the company’s long-term value creation. To that end, subject to local norms and expectations, we expect companies to be able to articulate a strategy or plan to advance these values. Additionally, we support reporting and disclosure of data relating to workforce diversity and equity across various types of roles and levels of seniority, consistent with broadly applicable standards (e.g., Employment Information Report (EEO-1) and U.K. pay gap reporting).

Environmental issues

As with other types of proposals, when reviewing those related to environmental issues (including climate change policy and reporting) we take into account the investment implications and are required to vote in a manner consistent with the objectives of the funds and accounts we manage. We examine each environmental issue within the context of each specific company’s situation, including any potentially negative impact to the company’s business or operations that we feel have not been properly addressed. In formulating a voting decision on these issues, we weigh the set of factors described under “General principles” above: the issue’s materiality to the company, overall value of transparency and standardization of disclosure, the prescriptive and/or nonbinding nature of the proxy proposal, best-in-class practices by peer group companies and best practices in the applicable sector.

We generally believe environmental issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Accordingly, we expect companies to disclose against the standards set forth by the Sustainability Accounting Standards Board (SASB) and the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We also expect companies to issue sustainability reporting. We will generally vote against proposals that call for director candidates with specialized expertise because, in addition to the importance of an individual director’s breadth of experience (as discussed above under “Election of directors”), we believe overly prescriptive proposals can create burdensome limitations on the effectiveness of a company’s oversight. However, where the company is in a sector with particular exposure to climate-related risks and we believe directors with specialized expertise would enhance the company’s ability to mitigate such risks and create long-term value, we will consider voting in favor of such proposals.

10

Proxy Voting Policies and Procedures

Amended as of February 28, 2025

1

Proxy Voting Policies and Procedures

Amended as of February 28, 2025

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Appendix A attached hereto sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

2

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting of proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up-to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

3

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	OTHER CONSIDERATIONS

A.	When Votes May Not be Cast

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

4

ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

B.	Split Votes in Sub-Custodial Accounts (Non-US Markets)

In some non-US markets, where shares across multiple client accounts maybe he held in a joint sub-custodial account, split voting by a manager in such sub-custodial account may not be allowed. In those instances, ClearBridge will vote all shares in accordance with the pre-determined proxy voting guidelines, or if there is no voting policy established in this policy on the particular topic or issue, in accordance with the recommendations of the portfolio manager responsible for the client accounts holding the greatest number of shares of the relevant issuer.

VI.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, and (2) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit or an existing ClearBridge client or its designated agent or representative) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s Chief Compliance Officer and not share any information regarding proxy voting intentions with such persons without obtaining the Chief Compliance Officer’s prior approval.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s Chief Compliance Officer before making or issuing a public statement.

VII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

5

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

6

APPENDIX A

VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

b.	We vote on a case-by-case basis in the following circumstances:

•

Significant Greenhouse Gas (GHG) Emitters - We will vote on a case-by-case basis with respect to the Chair of the board and the Chair of the responsible committee in the case of companies that are significant GHG emitters but are not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short-term and medium-term GHG reduction targets).

•

Nominating Committee Members. We will vote on a case-by-case basis with respect to director nominees who are members of the company’s nominating committee and there is no gender diversity or ethnic/racial diversity on the board (or those currently proposed for election to the board do not meet that criteria).

c.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

7

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally, that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs b., c., and d. below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph c. above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

8

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

9

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

10

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

11

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph B.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

12

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

13

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

10.

We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

14

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

4.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

5.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any

15

life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

6.	Anti-Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

7.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

8.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

9.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

16

10.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

12.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

13.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

14.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

17

15.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1	Mergers and Acquisitions

a.

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2	Corporate Restructuring

a.

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

18

3	Spin-offs

a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4	Asset Sales

a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5	Liquidations

a.

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6	Appraisal Rights

a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7	Changing Corporate Name

a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8	Conversion of Securities

a.

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9	Stakeholder Provisions

a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity;

19

c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

3.	Climate Risk Disclosure

a.

We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4.	Case-by-case E&S proposals (examples):

a.	Animal welfare policies;

b.	Human rights and related company policies;

c.	Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world;

d.	Operations in high-risk or sensitive areas;

e.	Product integrity and marketing; and

f.	Proposals asking a company to conduct an independent racial equity and/or civil rights audit.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

20

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that portfolio holdings that are registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Appendix A, A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge’s Proxy Committee in its sole discretion.

21

Diamond Hill Capital Management, Inc.

Proxy Voting Policy, Procedures and Guidelines

One of the responsibilities of owning stock in a company is the right to vote on issues submitted to a shareholder vote. In order to fulfill its responsibilities under Rule 206(4)-6 of the Investment Advisers Act of 1940, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the long-term value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-today operations and long-term strategic planning of the company, subject to the oversight of the company’s board of directors. While we believe ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have material economic implications for the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Adopted: June 2003 Amended: November 2023

Decision Methods

Our recommendation is for clients to delegate the responsibility of voting proxies to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding proxy voting issues. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal, even in cases where we believe the implementation of a proposal will diminish shareholder value. We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions, and similarly, we believe clients are entitled to an explanation of our voting principles, as both have economic value.

For those clients who prefer to retain the ability to vote the proxies in their account, they will receive proxies from their custodian, transfer agent, or other third-party service provider such as their proxy service provider. They will not receive proxy information from Diamond Hill.

We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions regarding proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and then we vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to the unusual circumstance of voting differently on the same issue in different Funds at Diamond Hill. For instance, the Small Cap Fund may own a company that is the subject of a takeover bid by a company owned in the Large Cap Fund. Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore, the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts of Interest

Conflicts of interest may arise from various sources. Clients may take positions on certain shareholder and/or proxy voting issues that they perceive to be in their own best interests but are inconsistent with our firm’s primary objective of maximizing shareholder value in the long run. We encourage clients who have investment objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client and our interests or the interests of a person affiliated with us. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we would have a vested interest to support that company’s management recommendations, which may not be in the best interests of clients. Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in a certain manner to support that social cause, but it may

Adopted: June 2003

Amended: November 2023

not be best for our clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes themselves. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies are voted. In addition, when we vote contrary to the Proxy Policy or on issues that the Proxy Policy indicates will be analyzed on a case-by-case basis, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1.	We recognize that the right to vote a proxy has economic value.

All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid. Thus, when you buy a share of voting stock, part of the purchase price includes the right to vote in matters concerning the company.

2.	We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.

In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty - We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care - We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence - We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality - We will treat all clients fairly.

Discretion - We will keep client information confidential. Information concerning client-specific requests is held strictly confidential between the client and us.

3.	We believe that a corporation exists to maximize the value for shareholders.

Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize shareholder returns over the long term.

4.	We believe conscientious proxy voting can result in better investment performance.

The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of

Adopted: June 2003

Amended: November 2023

shareholder value. One reason for owning such stock might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we anticipate management will soon alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. In certain circumstances, we may engage with management to discuss our concerns and share ideas. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5.	We believe there is relevant and material investment information contained in the proxy statement.

Closely reviewing a company’s proxy materials may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about the “corporate culture.”

Proxy Voting Guidelines

Each proposal put to a shareholder vote is unique. As a result, while each proposal must be considered individually, there are several types of proxy issues that recur frequently at public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in the manner outlined below on the proposals described.

I.	Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item.” Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we believe key committees should be comprised entirely of independent directors. In cases where a majority of the Board is not independent or a key committee is not entirely independent, we may vote against non-independent directors as well as the nominating and governance committee. When voting non-U.S. proxies, we may take local standards into consideration to determine the appropriate level of independence for both the Board and key committees.

1. Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the Board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest.

Adopted: June 2003

Amended: November 2023

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.

2. Majority vs Plurality Voting

A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, the director only needs one vote to be elected, so an “against” vote is meaningless. We feel that directors should be elected to the Board by a majority vote simply because it gives us a greater ability to elect Board candidates that represent our clients’ best interests. In evaluating majority voting vs. plurality voting, we will vote FOR majority voting proposals. However, we find plurality voting acceptable when the number of director nominees exceeds the number of directors up for election.

3. Absenteeism

Customarily, schedules for regular Board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A director who is found to have a high rate of absenteeism (less than 75% attendance) raises significant doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director who fails to attend at least 75% of the regularly scheduled Board and committee meetings. We may make exceptions when there are extenuating circumstances that prevent a director from attending 75% of the meetings.

4. Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.

While staggering the election of directors on a classified board may maintain a certain level of continuity and stability, a classified Board makes it difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

5. Third-Party Transactions

We will WITHHOLD votes or vote AGAINST directors who may have a conflict of interest, such as receipt of consulting fees from the corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director’s income.

Adopted: June 2003

Amended: November 2023

6. Auditor Ratification

We believe that management is in the best position to choose its accounting firm, and we will generally support management’s recommendation. However, we recognize that there may be conflicts when a company’s independent auditors perform substantial non-audit related services for the company. While we will generally vote FOR management proposals to ratify the selection of auditors, we may vote against the ratification of an auditor if non-audit related fees are excessive relative to fees paid for audit services, or when an auditor fails to identify issues that violate standards of practice intended to protect shareholder interests. Likewise, we may vote against or withhold votes from audit committee members in instances where the committee does not provide sufficient oversight to ensure effective, independent auditing. Examples of auditing concerns that may lead to an against or withhold vote include accounting irregularities or significant financial restatements.

7. Dual Chair/CEO Role

While we prefer the separation of roles between the Board Chair and CEO, there may be times when a dual Chair/CEO role is an effective governance structure at a company. Therefore, we will vote on the separation of Board Chair and CEO on a CASE-BY-CASE basis, taking into consideration the specific circumstances of the company. Factors that we will consider include the existence of a Lead Independent Director, as well as any past or ongoing governance concerns.

8. Director Tenure

We view director tenure as just one data point when considering the overall composition of the Board. While we will not withhold votes from a director based on tenure alone, we will consider the length of a director’s Board service on a CASE-BY-CASE basis. Characteristics such as average tenure across the Board and overall Board independence may affect our support for directors with lengthy tenures. We will consider the qualifications of the directors on the overall Board and the effectiveness of the Board’s existing governance structures as well.

9. Proxy Access

Proxy access is the ability of certain shareholders, or groups of shareholders, to have their own director nominee(s) included in the company’s proxy materials. We will vote CASE-BY-CASE on proxy access proposals, considering multiple aspects, including the binding nature of the proposal, ownership, and duration thresholds, as well as the company’s existing governance structures and historical level of responsiveness to shareholder concerns.

10. Proxy Contests

A proxy contest is a campaign to solicit shareholder votes in opposition to management at an annual or special meeting. Typically, the objective of the shareholder(s) initiating the proxy contest is to elect specific directors to the Board or to approve a specific corporate action. Incumbent directors are those directors that currently sit on the Board, and dissident nominees are those directors that shareholder(s) who oppose a firm’s management and/or policies seek to elect to the Board.

Due to the unique nature of each proxy contest, we review these on a CASE-BY-CASE basis, with the overarching goal of maximizing shareholder value. Among other factors, we will consider the strategic plans of both the incumbents and dissidents and the governance profile of the company.

Adopted: June 2003

Amended: November 2023

11. Board Diversity

At Diamond Hill, we believe strong, effective corporate boards are comprised of directors with a diversity of skills, perspectives and experience. We believe that cognitive diversity, which we define as having a variety of viewpoints, perspectives, and ways of processing information, is beneficial for organizational decision making, problem solving, and remaining competitive over time. Additionally, we believe that a board’s composition should, at a minimum, reflect the diversity of its stakeholders, and boards that include the perspectives of historically under-represented groups including women and minorities can contribute to long-term sustainable value creation and reduce risk over time.

Therefore, we generally oppose the elections and re-elections of Nominating/ Governance Committee members if we can find no evidence of board diversity at a company. We will also generally vote in favor of proposals that encourage the adoption of a diverse director search policy.

B.	Voting/Shareholder Rights

Shareholder rights are an important tool used to hold boards of directors accountable and ensure that they are acting in the best interest of shareholders. While we do not intend to be shareholder activists, there may be times when an expansion of shareholder rights is needed in order to improve alignment of interests and increase the long-term value of a company. Therefore, we view proposals related to shareholder rights, including proposals for the right to call special meetings and the right to act by written consent, on a CASE-BY-CASE basis, taking into consideration each company’s ownership concentration and the governance characteristics of the board of directors.

1. Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

2. Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company, (2) dilution of the acquirer’s voting rights in the target company, or (3) dilution of the acquirer’s equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

While shareholder rights plans can benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board and achieving a higher premium in the event of a purchase, these plans can also lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive. Therefore, we will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison

Adopted: June 2003

Amended: November 2023

pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II.	Compensation Plans

Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre or poor performance, directly reducing the resources available to the company, or misguided incentives that cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A.	Non-Employee Directors

In general, we believe stock-based compensation will better align the interests of directors and shareholders than cash-based compensation. Directors should own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have an incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial to shareholder interests.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock. Likewise, we may vote AGAINST or WITHHOLD votes from directors who sit on the Compensation Committee at companies who do not require non-employee directors to be paid at least half in company stock.

B.	Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination because their economic significance is large and there are many variations among these plans. As a result, we must consider any such plan on a CASE-BY-CASE basis.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance, and these issues require a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (i.e., that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria attached to the award. Additionally, objective measures of the company’s long-term performance will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

Adopted: June 2003

Amended: November 2023

We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. We will vote AGAINST any plan that permits the practice of option repricing.

C.	Compensation

The Securities and Exchange Commission adopted rules in 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern non-binding shareholder votes on executive compensation related to say-on-pay and golden parachutes.

1.	Say-on-Pay Votes

Public companies are required to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Support for or against executive compensation will be determined on a CASE-BY-CASE basis.

2.	Frequency of Votes

Companies are required to provide their shareholders with an advisory vote on how frequently they would like to be presented with say-on-pay votes: every one, two, or three years. We generally believe an ANNUAL advisory vote on executive compensation is appropriate, as annual say-on-pay voting aligns shareholder feedback with the Board’s and Compensation Committee’s decision making. In situations where compensation and performance appear to be misaligned, or we have general concerns about the compensation structures in place to such an extent that we have voted against the advisory say-on-pay vote itself, we may also vote against or withhold votes from directors who sit on the Compensation Committee.

3.	Golden Parachutes

Companies are required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a CASE-BY CASE basis.

4.	Claw back of Incentive Compensation

From time to time, we may consider proposals for policies regarding the recoupment of incentive compensation from senior executives whose compensation was based on faulty financial reporting or fraudulent business practices. This type of behavior not only causes direct financial harm to shareholders, but it also creates reputational risk to the company that may impact its value over time. We review claw back proposals on a CASE-BY-CASE basis, taking into consideration whether the company already has robust policies in place that would address our concerns.

III.	Capital Structure, Classes of Stock, and Recapitalizations

A.	Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project, to make an acquisition for stock, to fund a stock compensation

Adopted: June 2003

Amended: November 2023

program, or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies request shareholder approval for all requests for share authorizations that extend beyond what is currently needed and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

B.	Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax shareholders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

However, multi-class structures may be beneficial to companies for limited periods of time, and in such cases, we will evaluate proposals to ensure they include appropriate sunset provisions or require shareholder reauthorization after a predetermined period of time.

IV.	Environmental and Social Issues

Environment and social issues are often difficult to analyze in terms of their effect on shareholder value. Nonetheless, we expect the companies in which we invest to demonstrate a commitment to a long-term perspective, sustainable competitive advantages, and stakeholder-focused management teams that can add value to the company without impeding the ability of future generations to meet their economic, social, and environmental needs.

Shareholder proposals relating to a company’s activities and policies about certain environmental and social issues are prevalent at annual meetings. Due to the complicated nature of each proposal, we consider these issues on a case-by-case basis. We will vote FOR any proposal that seeks to have a corporation change its activities or policies when we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any proposal that requests a change we believe will result in economic harm. We may ABSTAIN from voting on certain issues where we do not believe we can determine the effect of the proposal.

When voting, we will consider whether or not a shareholder proposal addressing a material environmental or social issue will promote long-term shareholder value in the context of the company’s existing business practices. We will generally support proposals requesting increased transparency or disclosure of workplace diversity, gender pay equity, lobbying and political spending, and climate change and sustainability efforts in instances where a company is not already disclosing sufficient information. We will not support requests for increased disclosure when such information would reveal sensitive or proprietary information that could place the company at a competitive disadvantage, or if increased disclosure is administratively impractical.

V.	Voting Non-US Securities

Voting proxies of non-US issuers can be much different than voting proxies of US-domiciled companies. It can be more difficult due to issues such as share blocking and country requirements for investors to

Adopted: June 2003

Amended: November 2023

obtain power of attorney in local markets. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for non-US issuers will be evaluated and voted, or not voted, on a CASE-BY-CASE basis.

Adopted: June 2003

Amended: November 2023

Dreyfus

Dreyfus offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. Dreyfus also invests in repurchase agreements and bank deposits. Due to the nature of these investments, Dreyfus does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, the firm will seek to make voting decisions that are consistent with this policy and its procedures.

Dreyfus recognizes its duty to vote proxies in a manner consistent with the best financial and economic interests of its clients. Dreyfus seeks to avoid material conflicts of interest through the application of its adopted detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts. The Voting Guidelines were developed based on internal and external research and recommendations provided by an independent proxy advisor, and without consideration of any BNY Mellon client relationship factors. The Voting Guidelines are designed to effect voting recommendations which over time seek to maximize the economic value of the securities of companies held in client accounts (viewed collectively and not individually) as determined in Dreyfus’s discretion.

On behalf of Dreyfus, BNYM Investment Adviser has retained the services of the Proxy Advisors to provide comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. BNYM Investment Adviser has engaged ISS to administer the mechanical, non-discretionary elements of proxy voting and reporting for Dreyfus clients. ISS is directed, in an administrative role, to follow the specified Voting Guideline and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched either will be voted in accordance with the applicable Voting Guideline or will be referred to Dreyfus if the Voting Guideline so requires. The Voting Guidelines require referral to Dreyfus of all proxy proposals or shareholder voting matters for which there is not an established applicable Voting Guideline, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial (as determined by the firm in its discretion).

For items referred to Dreyfus, the firm may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by the Proxy Advisors, or on any independent research and analysis obtained or generated by our portfolio managers, analysts and involved proxy administrative support personnel.

Clients that have granted Dreyfus with voting authority are not permitted to direct the firm on how to vote in a particular solicitation. Clients that have not granted Dreyfus voting authority over securities held in their accounts and choose either to retain proxy voting authority or to delegate proxy voting authority to another firm (whether such retention or delegation applies to all or only a portion of the securities within the client’s account), either the client’s or such other entity’s chosen proxy voting guidelines will apply to those securities. Dreyfus generally does not provide proxy voting recommendations to clients who have not granted the firm voting authority over their securities.

If Dreyfus receives a proxy from a non-U.S. company, the firm will seek to effect a vote decision through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, Dreyfus may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the Firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Dreyfus can hold for clients and the nature of our voting in such securities. The Firm’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person; (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, Dreyfus generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, Dreyfus will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

Dreyfus will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Dreyfus will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine ETF Adviser LP

DoubleLine Funds Trust

DoubleLine ETF Trust

DoubleLine Closed-End Funds

Proxy Voting, Corporate Actions and Class Actions Policy

I.	Background

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers that exercise voting authority with respect to client securities to: (i) adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (ii) provide a concise summary of its proxy voting policies and procedures and, upon request, furnish a copy of the full policies and procedures to its clients; and (iii) disclose how clients may obtain information with respect to how the adviser voted their securities.

This Proxy Voting, Corporate Actions and Class Actions Policy (the “Proxy Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (the “Advisers,” or each applicable “Adviser”) to govern the Advisers’ proxy voting, corporate actions and class actions activities involving client investments, and along with the DoubleLine Funds Trust (“DFT”), the DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”), the DoubleLine Income Solutions Fund (“DSL”), and the DoubleLine Yield Opportunities Fund (“DLY”) (DBL, DSL, and DLY are collectively, the “DoubleLine Closed-End Funds” and together with DFT and DET, each a “Fund,” collectively the “Funds,” and together with the Advisers, “DoubleLine”), to help ensure compliance with applicable disclosure and reporting requirements.

II.	Policy

Employees must handle all proxy voting, corporate actions and class actions (“Proxy Matters”) with reasonable care and diligence, and solely in the best interest of DoubleLine clients. Accordingly, all Proxy Matter proposals must immediately be forwarded to the Trade Management team to ensure that each proposal is processed timely and in accordance with the Proxy Policy.

The Adviser generally will exercise proxy voting, corporate actions and class actions authority on behalf of clients only where the client has expressly delegated such authority in writing. If directed to do so by the client, the Adviser will process each proposal in a manner that seeks to enhance the economic value of client investments.

Proxy Voting Guidelines and Corporate Actions

Designated employees from the Portfolio Management team will review the specific facts and circumstances surrounding each proxy and corporate action proposal to determine a course of action that promotes the best interest of clients (including, if so directed, to maximize the value of client investments). The Advisers adopt the Proxy Voting Guidelines (the “Guidelines,” see Attachment A) as a framework for analyzing proxy and corporate action proposals on a consistent basis.

The Portfolio Management team may, in their discretion, vote proxies and corporate actions in a manner that is inconsistent with the Guidelines (or instruct applicable parties to do so) when they determine, after conducting reasonable due diligence, that doing so is in the best interest of the client. They may consult with the Proxy Voting Committee (the “Proxy Committee”), DoubleLine senior management or a third-party expert such as a proxy voting service provider to make such determinations.

2

Class Actions

In the event that a client investment becomes the subject of a class action lawsuit, the Adviser will assess, among other factors, the potential financial impact of participating in such legal action. If the Adviser determines that participating in the class action is in the best interest of the client, the Adviser will recommend that the client or its custodian submit appropriate documentation on the client’s behalf, subject to contractual or other authority. The Adviser may consider other factors in determining whether participation in a class action lawsuit is in the best interest of the client, including (i) the costs that likely would be incurred by the client, (ii) the resources that likely would be expended in participating in the class action, and (iii) other available options for pursuing legal recourse against the issuer. If appropriate, the Adviser may also notify the client about the class action without making a recommendation as to participation, which would allow clients to decide on how to proceed. The Advisers provide no assurance to former clients that applicable class action information will be delivered to them.

Conflicts of Interest

Employees must be diligent with respect to actual and potential conflicts of interest when handling client investments. This covers conflicts between the interests of DoubleLine, employees and clients, including conflicts between two or more clients. As a general matter, conflicts should be avoided where practicable. In cases where it cannot be avoided, the conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed decision and, where applicable, provide an informed consent. As required under the Code of Ethics and the Outside Business Activities and Affiliations Policy, employees must report, and in some cases request pre-approval for, certain transactions, activities and affiliations that may present a conflict of interest. Moreover, employees from the Portfolio Management and Trade Management teams who are directly involved in the implementation of the Proxy Policy and members of the Proxy Committee should seek to identify, and report to the Proxy Committee, any conflict of interest related to any proposal or the Proxy Policy in general.

If a material conflict involving a client is deemed to exist with respect to a proposal, the Proxy Committee will generally seek to resolve such conflicts in the best interest of the applicable client by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Proxy Committee meeting to assess and implement available measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Committee; (iv) voting (or not voting) in accordance with the instructions of such client; or (v) not voting with respect to the proposal if consistent with the Adviser’s fiduciary obligations.

In the event that an Adviser invests in a Fund with other public shareholders, the Adviser will vote the shares of such Fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Adviser’s potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders.

Client Inquiries

Employees must immediately forward any inquiry about DoubleLine’s proxy voting policy and practices, including historical voting records, to the Trade Management team. The Trade Management team will record the identity of the client, the date of the request, and the disposition of each request and coordinate the appropriate response with the Investor Services team or other applicable party.

The Adviser shall furnish the information requested, free of charge, to the client within ten (10) business days. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and stored in an appropriate file. Clients can require the delivery of the proxy voting record relevant to their accounts for the five-year period prior to their request.

3

The Funds are required to furnish a description of the Proxy Policy within three (3) business days of receipt of a shareholder request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to process such requests.

The Trade Management team shall forward to the Proxy Committee all Proxy Matter inquiries, including proxy solicitations or an Adviser’s voting intention on a pending proposal, from third parties that are not duly authorized by a client.

III.	Third-Party Proxy Agent

To assist in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots related to client investments, evaluates the facts and circumstances relating to each proposal and communicates to the Adviser the recommendation from the issuer’s management (where available) and Glass Lewis’ broad recommendation. The Adviser shall vote on proposals in its discretion and in a manner consistent with the Proxy Policy or instructs Glass Lewis to do so on its behalf.

In the event that DoubleLine determines that a recommendation from Glass Lewis (or from any other third-party proxy voting service provider retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the recommendation, and seek to determine whether the vote or other actions related to the proposal would change in light of the error and whether the service provider is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Proxy Committee of the error to determine if it is a material compliance matter under Rule 206(4)-7 of the Advisers Act or Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), or if further remedial action is necessary.

IV.	Responsible Investment Matters

The Advisers integrate environmental, social and governance (“ESG”) factors into its research and decision-making process to gain a more holistic view of the relevant investment risks, better understand the potential drivers of performance, and strive for better risk-adjusted returns. In particular, the Advisers seek to identify and understand material ESG factors that have a potential financial impact on an issuer and the valuation of client investments. As stewards of client investments, the Advisers view proxy voting as an opportunity to influence the financial impact of such material ESG factors (if applicable) and, through the Guidelines, ensure that proposals are consistently reviewed and voted in a manner that seeks to enhance the economic value of client investments. The Advisers also may consider material ESG factors in determining how to address corporate actions and class actions.

V.	Limitations

Securities on Loan

The Adviser may not be able to take action with respect to a proposal when the client’s relevant securities are on loan in accordance with a securities lending program or are controlled by a securities lending agent or custodian acting independently of DoubleLine. In addition, the Adviser will not recall securities if the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained on loan (such as the interest income from the loan arrangement) or if recalling the securities is otherwise not in the best interest of the client. In the event that the Adviser determines that a proposal could reasonably enhance the economic value of the client’s investment, the Adviser will make reasonable efforts to inform the client and recall the securities. Employees cannot make any representation that any securities on loan will be recalled successfully or in time for submitting a vote on a pending proposal.

4

Foreign Markets

In certain markets, shares of securities may be blocked or frozen at the custodian or other designated depositary for certain periods typically around the shareholder meeting date. In such cases, the Adviser cannot guarantee that the blocked securities can be processed in time for submitting a vote on a pending proposal. In addition, where the Adviser determines that there are unusual costs to the client or administrative difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals involving non-U.S. issuers and foreign markets, the Adviser reserves the right to not vote on the proposal unless the Adviser determines that the potential benefits exceed the anticipated cost to the client.

Proofs-of-Claim

The Advisers do not complete proofs-of-claim on behalf of clients for current or historical holdings other than for the Funds and private funds offered by DoubleLine; however, an Adviser may provide reasonable assistance to other existing clients by sharing related information that is in the Adviser’s possession. The Advisers do not undertake to complete, or provide any assistance for, proofs-of-claim involving securities that had been held by any former client. The Advisers will complete proofs-of-claim for the Funds and private funds offered by DoubleLine or provide reasonable access to the applicable administrator to file such proofs-of-claim when appropriate.

Contractual Obligations

In certain limited circumstances, particularly in the area of structured finance, the Adviser may, on behalf of clients, enter into voting agreements or other contractual obligations that govern proxy and corporate action proposals. In the event of a conflict between any such contractual requirements and the Guidelines, the Adviser will vote in accordance with its contractual obligations.

VI.	Other Regulatory Matters and Responsibilities

Form N-PX Filings

A.

Rule 30b1-4 under the 1940 Act requires open-end and closed-end management investment companies to file an annual record of proxies voted on Form N-PX. The Funds shall file Form N-PX in compliance with Rule 30b1-4, including certain new requirements which include, but are not limited to, the following:

•

Identification of Proxy Voting Matters — funds must use the same language as the issuer’s proxy card (where a proxy card is required under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”); and if the matter relates to an election of directors, identify each director separately in the same order as on the proxy card, even if the election of directors is presented as a single matter.

•

Categorization of Voting Matters — funds are required to categorize the votes reported on Form N-PX consistent with a list of categories outlined in the amended form. The categories will be non-exclusive, and funds must select all categories applicable to each proxy matter.

•

Quantitative Disclosures and Securities Lending — funds must disclose the number of shares voted or instructed to be cast (if the fund had not received confirmation of the actual number of votes cast) and how those shares were voted (e.g., for, against or abstain). If the votes were cast in multiple manners (e.g., both for and against), funds will be required to disclose the number of shares voted or instructed to be voted in each manner. Additionally, funds must disclose the number of shares loaned but not recalled and, therefore, not voted by the fund.

•	Structured Data Language — funds must file their reports using a custom XML format.

5

•

Joint Reporting — funds are permitted to report on its Form N-PX on behalf of a series or a manager so long as the fund presents the complete voting record of each included series separately and provide the required quantitative information for each included manager separately. Funds must also provide certain information (generally, their name and other identifying information such as their legal entity identifier) in the summary page about the included series or managers.

•	Standardized Order — funds must submit information based on the specific Form N-PX format and standardized order of disclosure requirements.

•	Fund Notice Reports — funds are now permitted to indicate on the cover page of Form N-PX if no securities were subject to a vote and, therefore, do not have any proxy votes to report.

•

Website Posting — funds that have a website must make the most recently filed Form N-PX report publicly available as soon as reasonably practicable. Funds may satisfy the requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on EDGAR.

B.

Rule 14Ad-1 under the Exchange Act requires institutional investment managers subject to section 13(f) of the Exchange Act, which may include certain Advisers, to report annually on Form N-PX how the managers voted proxies relating to executive compensation matters (commonly referred to as “say-on-pay” votes). When reporting say-on-pay votes, managers are required to comply with the other requirements of Form N-PX for their say-on-pay votes (including the new requirements as described above, except that a manager is not required to disclose or provide access to its proxy voting records on its website).

The Legal team shall be primarily responsible for DoubleLine’s Form N-PX filings. DoubleLine may rely on the applicable fund administrator or other service provider to prepare and submit required Form N-PX filings. The Trade Management team shall assist the Legal team and, as necessary, the relevant service provider by furnishing complete and accurate information required under Form N-PX (including by causing such information to be provided by any third-party proxy voting service provider). Form N-PX must be filed each year no later than August 31 and must contain applicable proxy voting records for the most recent twelve-month period ending June 30.

Proxy Voting Disclosures

The Legal team will ensure that (i) a concise summary of the Proxy Policy which includes how conflicts of interest are addressed, and (ii) instructions for obtaining a copy of the Proxy Policy and accessing relevant proxy voting records free of charge (e.g., via a toll-free telephone number, the Funds’ website, etc.) are provided within each Adviser’s Form ADV Part 2A and the Funds’ Statement of Additional Information, registration statement and Form N-CSR, in accordance with applicable legal requirements.

VII.	Policy Governance

DoubleLine established the Proxy Voting Committee to help ensure compliance with the Proxy Policy. The Proxy Committee, whose members include the Chief Risk Officer and the Chief Compliance Officer (or their respective designees), meets on an as-needed basis. The Proxy Committee will (i) monitor compliance with the Proxy Policy, including by periodically sampling Proxy Matters for review, (ii) review, no less frequently than annually, the adequacy of the Proxy Policy to ensure it has been effectively implemented and that it continues to be designed to ensure that Proxy Matters are addressed in a manner that promotes the best interest of clients, (iii) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting service provider retained by DoubleLine, and (iv) review conflicts of interest that may arise under the Proxy Policy, including changes to the businesses of DoubleLine or the service provider retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed pursuant to the Proxy Policy.

6

The Proxy Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and any other third-party proxy voting service provider, including overseeing their compliance with the Proxy Policy, as well as reviewing periodically instances in which Glass Lewis does not provide a recommendation with respect to a proposal, or when Glass Lewis commits material errors.

VIII.	Books and Records

The Trade Management team shall maintain all proxy voting records whether internally or through a third party in compliance with Rule 204-2 of the Advisers Act. The Trade Management team will maintain records which include, but are not limited to: (i) copies of each proxy statement that each Adviser receives regarding securities held by clients; (ii) a record of each vote that each Adviser cast on behalf of each client; (iii) any documentation that is material to each Adviser’s decision on voting a proxy or that describes the basis for that decision; (iv) a written description of each Adviser’s analysis when deciding to vote a proxy in a manner inconsistent with the Guidelines or when an Adviser has identified a material conflict of interest, (v) each written request from a client for information about how the Adviser voted proxies; and (vi) the Adviser’s written response to each client oral or written request for such information. The Trade Management team shall also ensure that comparable documentation related to corporate actions and class actions involving client investments is maintained.

The Legal team shall maintain investment management agreements which may include the Adviser’s written authorization to process Proxy Matters or client-specified proxy voting guidelines.

DoubleLine must maintain all books and records described in the Proxy Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years of which shall be onsite at its place of business.

History of Amendments:

Effective as of August 2023

Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: August 17, 2023

Effective as of August 2022

Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022

Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

7

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

8

Attachment A to the Proxy Voting, Corporate Actions and Class Actions Policy

Effective July 1, 2023

Guidelines

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A.	Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For
Uncontested Elections
Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.		For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For
Changes in Board Structure
Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.		For
Stock Ownership Requiring directors to own company shares.	X	Against
Contested Elections
The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.	X	Case-by-Case

B.	Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For

9

Proposal	Shareholder Proposal	Anticipated Vote
Executive Compensation Advisory
Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.	X	Case-by-Case
Golden Parachute Advisory
Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.	X	Case-by-Case

C.	Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For
Non-Audit/Consulting Services
Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.	X	Case-by-Case
Indemnification of Auditors
Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor’s work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.	X	Case-by-Case
Rotation of Auditors
Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor’s tenure with the company, and policies and practices surrounding auditor evaluations.	X	Case-by-Case

D.	Investment Company Matters

When the Advisers invest in a DoubleLine Fund with other public shareholders, the Advisers will vote the shares of such fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Advisers’ potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares.		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against
Investment Restrictions
Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.		Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor’s services and reputation, applicable fees, and other terms of the agreement.		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

10

E.	Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For
Fair Price Provision
Fair price provisions that ensures each shareholder’s securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.	X	For
Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written consent.	X	For
Greenmail
Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company’s ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against
Bundled Proposals
Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.		Case-by-Case
Preemptive Rights
Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.		Case-by-Case
Shareholder Rights Plans (Poison Pills)
Poison pills generally will be assessed based on the company’s governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.	X	Case-by-Case

F.	Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For
Merger, Corporate Restructuring and Spin Offs
Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.		Case-by-Case

11

Proposal	Shareholder Proposal	Anticipated Vote
Debt Restructuring
The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.		Case-by-Case
Liquidations and Asset Sales
As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.		Case-by-Case

G.	Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board’s discretion.		Against
Recapitalization Plans
The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.		Case-by-Case

H.	Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry-specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For
Employee Stock Option Plan (ESOP)
Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans.		For
Recoupment Provisions (Clawbacks)
Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.	X	For
Limits on Executive or Director Compensation
Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.	X	Against

12

Proposal	Shareholder Proposal	Anticipated Vote
Equity-Based and Other Incentive Plans
Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.		Case-by-Case
Severance Agreements for Executives (Golden Parachutes)
Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.		Case-by-Case

I.	Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Quorum Requirements
Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.		For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For
Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For
Proxy Access
Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.	X	For
Independent Directors
Requiring the board chair and a majority of directors to be independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For
Indemnification of Directors and Officers
Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.		For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

13

J.	Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For
Environmental and Climate Policies
Environmental and climate policies generally will be assessed based on the company’s related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.		Case-by-Case

K.	Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For
Human Rights and Labor Policies
Human rights and labor policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.		Case-by-Case

L.	Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case

14

M.	Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote
Political Contribution and Activities
Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.		Case-by-Case
Charitable Contributions
Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.		Case-by-Case

Proxy Policies

As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•

While the Adviser engages with portfolio companies on a regular basis, the Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above, the Adviser’s Proxy Voting Guidelines (currently obtained from Institutional Shareholder Services (ISS)) and the different categories of Clients, as determined by the Adviser. Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

Proxy Voting Guidelines

January 2024

I.	Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II.	Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A.	Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1.	Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2.	There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.

3.	There are no racially or ethnically diverse directors.

4.	The director is a public company CEO who sits on more than two unaffiliated public company boards.

5.	The director, other than a CEO, sits on more than five unaffiliated public company boards.

Page | 1

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1.

The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

2.	The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3.	For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B.	Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1.	Management’s track record and strategic plan for enhancing shareholder value;

2.	The long-term performance of the company compared to its industry peers; and

3.	The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C.	Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D.	Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election.

Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E.	Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

Page | 2

F.	Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G.	Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H.	Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III.	Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A.	Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1.

The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2.	The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

Page | 3

3.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1.

Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2.

Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B.	Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s stock.

IV.	Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

-

The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

Page | 4

-	The alignment of executive compensation and company performance relative to peers; and

-

The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A.	Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.	The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)	The alignment of executive compensation and company performance relative to peers; and

b)	The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2.	The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

3.	Within the last year, and without shareholder approval, a company’s board of directors or compensation committee has either:

a)	Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)	Adopted or extended a golden parachute.

B.	Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

Page | 5

V.	Natural and Human Capital Issues

As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds’ investment objectives and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

•	Address a topic that our research has identified as financially material;

•	Provide disclosure of new or additional information to investors without being overly prescriptive;

•

Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and

•	Are realistic or practical for the company to comply with.

VI.	Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision. Anti-takeover provisions include:

-	classified boards;

-	“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

-	golden parachutes;

-

supermajority provisions (that require a large majority (generally between 67- 90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

-	poison pills;

-	provisions restricting the right to call special meetings;

-	provisions restricting the right of shareholders to set board size; and

-	any other provision that eliminates or limits shareholder rights.

A.	Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Page | 6

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1.	Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2.	Is integral to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5.	Allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B.	Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders’ right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C.	Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders’ right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D.	Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII.	Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

-	All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

-

A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

-

It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

Page | 7

VIII.	Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A.	Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B.	Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C.	Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX.	Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

Page | 8

X.	Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI.	Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII.	Compliance with Legal Obligations and Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with Fidelity’s fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies’ business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII.	Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Page | 9

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

Proxy Voting Policies

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated Global Investment Management Corp. (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally, the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year.

In addition, the Sub-Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chairman of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally, the Sub-Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Generally, the Sub-Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Sub-Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Sub-Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.

Shareholder Proposals on Environmental and Social Issues

The Sub-Adviser’s general approach to analyzing these proposals calls for considering the language of the written proposal, the financial materiality of the proposal’s objective and the practices followed by industry peers. This analysis utilizes research reports from the Sub-Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.

With respect to specific categories of proposals:

Environmental

The Sub-Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives, and oversight mechanisms, related to environmental risks. To reach a final voting decision, we will take into consideration:

•	The company’s current level of publicly available disclosure.

•	Whether the company has formally committed to implementation of a reporting program based on frameworks such as the SASB materiality standards or the TCFD recommendations.

•	Whether the company’s current level of disclosure is comparable to that of industry peers; and

•	Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

The Sub-Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. We will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

The Sub-Adviser will generally support enhanced disclosure of policies, practices, and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Sub-Adviser will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, the Sub-Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Sub-Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans and votes to approve new equity plans or amendments to existing plans. Generally, the Sub-Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives.

With respect to specific categories of proposals:

Say On Pay

The Sub-Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Sub-Adviser supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Sub-Adviser will generally support these proposals unless:

•	The design of the remuneration policy fails to appropriately link executive compensation with corporate performance.

•	Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or

•	There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also have proposals asking shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Sub-Adviser will generally support these proposals unless the level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report. A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the remuneration report at subsequent shareholder meetings.

Equity Plans

The Sub-Adviser will generally vote in favor of equity plan proposals unless they:

•	Result in unreasonable dilution to existing shareholders.

•	Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or

•	Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested – that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder – the Sub-Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

Cost/Benefit Analysis

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Securities Lending Recall

A Fund may elect to participate in their own securities lending arrangements, which would be facilitated by the investment Sub-Adviser for the Fund. To the extent that such securities are out on loan, the Sub-Adviser does not have the right to vote those securities. In general, the Sub-Adviser has no information about the securities that have been lent out pursuant to the Fund’s securities lending program and that are therefore unavailable to be voted. Accordingly, the proxies for those securities that are out on loan may not be voted by the Sub-Adviser.

Issuer Feedback

The Sub-Adviser will consider feedback from issuers on the voting recommendations of the Sub-Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Sub-Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Sub-Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Sub-Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.

The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting and the proxy advisory firm has published a research report with voting recommendations. In another example, a proxy advisory firm consulting client may be a public company for which the proxy advisory firm will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

To avoid concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Sub-Adviser will take the following steps:

◾

A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.

◾

On an annual basis the Director of Proxy Voting will examine a sample of proxy advisory firm’s research reports for that firm’s institutional consulting clients and determine if evidence of bias in recommendations exists. If such evidence is found, the results of the examination will be presented to the Proxy Management Group and a decision would be made as to the further use of that advisory firm’s research reports.

◾

Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report published by a proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or their designee, will review proxy advisory firm reports and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC- registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

In addition, the Investment Manager receives in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the Investment Manager to formally vote in line with these opinions. This research supports the independent vote decision making process and may reduce reliance on third-party advice for certain votes.

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of Franklin Templeton’s Stewardship Team. Full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market;

(ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Equity Group, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV) Franklin Templeton Institutional, LLC

The following Proxy Policies apply to FAV only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy. For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Manager will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision.

Each issue is considered on its own merits, and the Investment Manager will base its decision on its own analysis, proxy guidelines, and its judgment as to what is the best interest of the client. The recommendation of management will be an input into this analysis.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance (“ESG”) issues throughout the year. We take a proactive approach focusing on long-term, financially material ESG risks and opportunities that may affect a company’s valuation and ability to create value.

The Investment Manager may choose engagement as the preferred route to achieving change over voting for a proposal, which may be poorly written or overly burdensome, but where there is a legitimate issue being raised. In such cases, the Investment Manager will consider management’s response to such engagement in future votes.

THE PROXY GROUP

The Proxy Group is part of Franklin Templeton’s Stewardship Team. Full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s), working with the Investment Manager’s ESG professionals and Chief Investment Officer, are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company, the investment objectives of the client if known, and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and believes that key committees such as audit, nominating, and compensation committees should be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight.

In evaluating its vote for directors, the Investment Manager will consider the individual’s qualifications, their ability to devote sufficient time to the Board, and their independence from management, as well as the overall composition of the Board. As it relates to the composition of a Board, the Investment Manager will consider current local market best practices and governance structures. Consideration will be given to the different qualifications and expertise of each director and the relevance of their experience to the company’s operations, how representative the Board is of the company’s operations, diversity of experience and backgrounds and other factors deemed relevant to that specific situation. Additionally, the Investment Manager will consider withholding votes from directors chairing or serving on committees which in its view have not been sufficiently responsive to shareholder concerns.

The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Investment Manager will generally vote in favor of separating Chair and CEO positions, although consideration will be given to whether there is a strong Lead Independent Director as well as the company’s corporate governance performance generally. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation. In control situations, the Investment Manager will consider the specific circumstances of the situation. In general, the Investment Manager will focus on the protection of minority shareholder rights, and the history of the exercise of control by the controlling shareholder(s). While the general proxy voting guidelines generally apply to control situations as well, the Investment Manager will be mindful of the specifics of the situation in evaluating any matter up for vote.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive or include tax gross-ups. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will generally support holding say-on-pay votes annually. The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis. The Investment Manager will consider ISS’s and/or Glass Lewis’s analysis of the plan, the alignment of pay and performance, the overall structure of the plan, the metrics used to judge performance and management performance. This will all be considered in light of current best practice for the local market. The Investment Manager will generally seek strong disclosure of the basis and rationale for pay decisions. Any discretionary elements of the compensation plan will be reviewed on the basis of sound judgement. Repricing of compensation awards, retroactive adjustments favoring management, or discretion which is considered poorly exercised will lead to strong consideration of a vote against the compensation decision. The Investment Manager will generally support the inclusion of material, measurable, and clearly disclosed ESG metrics in executive remuneration.

In addition, the Investment Manager receives in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the Investment Manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile. The Investment Manager will generally support strong rights for shareholders as it relates to calling special meetings and acting by written consent.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager believes that environmental and social issues can have significant impact on a company’s performance over time. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental and social issues. Appropriate oversight and handling of such issues can benefit corporate culture and performance over time. More information on the Investment Manager’s approach to incorporation of ESG issues into its investments can be found at https://www.franklintempleton.com/investor/our-firm/sustainable-investing.

The Investment Manager believes that corporations have a responsibility to provide strong oversight of ESG issues, both at the Board and management level, and that the oversight process should be explained clearly to shareholders. The Investment Manager also believes that corporations should provide strong disclosures of their performance on relevant ESG metrics, which should be based upon one or more of the available reporting frameworks, such as SASB, TCFD, CDP, CDSB, or GRI, but the Investment Manager will consider the overall quality and level of disclosure provided, as well as that planned to be provided, in considering its support for any proposal advocating a specific type of disclosure or report. It is important that shareholders have sufficient information to assess the ESG-related risks and opportunities of the company, and the management of those risks. The Investment Manager may hold directors accountable in situations where disclosures or business practices are deemed inadequate.

Climate Change/Net Zero: The Investment Manager recognizes the impact of climate change and the need for society to accelerate the transition toward global net zero greenhouse gas emissions (“Net Zero”). The Investment Manager believes that corporations have a responsibility to understand and manage the risks associated with the potential for changing regulatory environments and societal preferences as a result of the efforts to accelerate toward Net Zero. The Investment Manager further believes that corporations should take appropriate steps, consistent with the interests of shareholders, to position their business for a Net Zero future. The Investment Manager also recognizes that a Net Zero future does not require every individual asset type to be Net Zero, and that the path to achieve Net Zero is uncertain. Accordingly, the Investment Manager will consider each proposal relating to carbon emissions or Net Zero on its own merits, in light of the relevant regulatory environment(s) and economic impact on the business. The Investment Manager will consider such proposals on the basis of seeking to ensure that companies are exercising strong oversight, considering and disclosing relevant information, and taking reasonable, economic steps to position the business for a Net Zero future.

Political Lobbying: The Investment Manager believes that companies should have strong oversight of lobbying spending and political contributions, with the oversight process clearly explained to shareholders. The Investment Manager believes such spending and contributions should be thoroughly disclosed and readily accessible. The Investment Manager believes all lobbying spending should be consistent with the company’s stated strategies and policies. The Investment Manager will consider any shareholder proposals related to lobbying and political contributions based on the specifics of the situation, with these guidelines in mind.

Human Capital Management & Diversity: The Investment Manager will generally support reasonable shareholder resolutions requesting disclosure of diversity data and targets and disclosure on gender pay gaps within companies, while considering existing policies and procedures of the company, local market norms, and whether the proposed information is useful to shareholders.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: The Investment Manager will consider shareholder proxy access proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the responsiveness of management, the intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above generally apply to the Investment Manager’s proxy voting decisions around the world, subject to local market best practices. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.

However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Manager. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of Franklin Templeton’s Stewardship Team. Full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)

Franklin Advisory Services, LLC (FASL) Franklin Mutual Advisers LLC (FMA)

Franklin Templeton Investments Corp. (FTIC)

Franklin Templeton Investment Management Limited (FTIML) Templeton Asset Management Ltd. (TAML)

The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

In addition, the Investment Managers receive in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

The following Proxy Policies apply to FASL only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

In addition, the investment managers receive in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices.

The following Proxy Policies apply to FTIC only:

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

XIV. Proxy Voting

A.	Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

GQG votes proxies for the majority of its Clients, and therefore has adopted and implemented these Proxy Voting Policies and Procedures.

B.	Policy

It is the policy of GQG to vote proxies in the interest of maximizing value for GQG’s Clients. Proxies are an asset of a Client, which should be treated by GQG with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

C.	Procedures

GQG’s portfolio managers are responsible to ensure proxies of securities held in each account for which they are responsible are timely voted or not voted, in accordance with this Policy. Upon written request, Clients can take responsibility for voting their own proxies, or can give GQG instructions about how to vote their respective shares. For Clients retaining responsibility to vote their own proxies, the Clients must arrange with their custodian to ensure they receive applicable proxies.

GQG has retained Institutional Shareholder Services (“voting agent”) to assist in the coordination and voting of Client proxies. The GQG operations team is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

•

Obtaining proxy materials. GQG instructs Client custodians to deliver proxy materials for accounts of Clients who have given us voting authority. Delivery is made to GQG’s voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for Client holdings.

•

Determining the vote. GQG’s voting policy is to determine its vote based on what is most likely to further the economic value of each investment for the expected holding period. Ultimately each vote is cast on a case-by-case basis, considering the relevant circumstances at the time of each vote. The guidelines GQG has established with its voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management.

48

•

Voting. Using the Internet, GQG’s voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Portfolio managers are responsible to ensure that proxies are voted in accordance with this policy. The issues and the voting agent’s own analysis are reviewed and then each issue is voted in accordance with our policy. GQG analysts most familiar with the security may be consulted.

•

Maintaining records. With the assistance of GQG’s voting agent, GQG maintains records of GQG’s policies and procedures, proxy statements received, each vote cast, any documents GQG creates material to its decision making and any Client’s written request for proxy voting records as well as GQG’s written response to any Client request for such records.

•

Conflicts of interest. Any material conflict between GQG’s interests and those of a Client will be resolved in the best interests of the Client. In the event GQG becomes aware of such a conflict, GQG will (a) disclose the conflict and obtain the Client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of GQG’s voting agent or (c) make other voting arrangements consistent with GQG’s fiduciary obligations.

•

Shares not voted. GQG’s procedures are reasonably designed to assure that GQG votes every eligible share; however, there are circumstances in which GQG may be unable to vote or may determine not to vote a proxy on behalf of one or more Clients. These circumstances include:

•

Share blocking countries restrict share transactions for various periods surrounding the meeting date. GQG has taken the position that share liquidity generally has a higher value than the vote and usually does not vote shares subject to transaction restrictions.

•

Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that GQG not attempt to vote those shares .

•

Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and GQG’s ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally GQG has determined not to attempt to qualify GQG’s proxy votes for these shares.

•	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

•	Certain security lending programs may prevent GQG from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

•

Obtaining additional information. Clients may obtain a report showing how GQG voted their shares upon request. In addition, Clients also may request a copy of GQG’s general Proxy Voting Policy statement and the GQG-specific Proxy Voting Guidelines used by GQG’s voting agent.

D.	General Voting Policy for ERISA Accounts

According to the U.S. Department of Labor (“DOL”), the fiduciary act of managing plan assets that are shares of corporate stock can include the voting of proxies (unless the voting right is properly reserved by the named fiduciary). Unless the applicable controlling documents provide otherwise, the investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should adhere to documented guidelines and are required to maintain accurate voting records.

49

The manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security, and the manager must act prudently and solely in the interest of plan participants and beneficiaries when deciding whether to vote, and when voting, a proxy. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines GQG has established with its voting agent are intended to result in proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines. A certain DOL regulation provides for various specific requirements relating to the voting of proxies. Although (as of May 2021) the DOL has adopted a non-enforcement policy regarding the regulation, this policy does not impede claims by plan participants and beneficiaries and plan fiduciaries.

E.	Applicability of Guidelines for All Accounts

In the absence of unique Client constraints or instructions acceptable in non-fiduciary situations, the guidelines also should serve for voting on all accounts under management.

50

GAMCO INVESTORS, INC. AND AFFILIATES

The Voting of Proxies on Behalf of Clients

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GAMI, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF to provide voting recommendations on the securities held in the portfolio.

A client may always request to vote their own proxies. Clients engaged in securities lending may make additional requests related to the voting of proxies. GAMI will consider those requests on a case-by-case basis and use best efforts to comply with the request.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4.

VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Policy, Procedures and Guidelines for Goldman Sachs Asset Management’s Global Proxy Voting

2024 Edition

March 2024

For further information, please contact GSAM-Stewardship@gs.com.

PART I:

GOLDMAN SACHS ASSET MANAGEMENT1

POLICY AND PROCEDURES ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A:	Our Approach to Proxy Voting

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B:	The Proxy Voting Process

Public Equity Investments

Fundamental Equity Team

The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and

[1]	For purposes of this Policy, “Global Sachs Asset Management” or “we” includes , collectively, to the public investing businesses of the following legal entities to the extent applicable:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs Asset Management (India) Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; Goldman Sachs Asset Management Fund Services Limited; Aptitude Investment Management L.P.; Rocaton Investment Advisors, LLC; GSAM Strategist Portfolios, LLC; Goldman Sachs Asset Management B.V.; Goldman Sachs Asset Management Belgium S.A.; Goldman Sachs Towarzystwo Funduszy Inwestycyjnych S.A.; and Goldman Sachs Investment Management (Singapore) Ltd.

1

other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below). For the managed portfolios that participate in a securities lending program, GSAM will seek to recall shares that are out on loan for the purpose of voting at shareholder meetings, recognizing that the handling of such recall requests is beyond the Portfolio Management Team’s control and may not be satisfied in time for it to vote the shares in question.

Quantitative Investment Strategies (“QIS”) and Quantitative Equity Strategies (“QES”) Portfolio Management Teams

The QIS and QES Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The QIS and QES Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote. For managed portfolios that participate in a securities lending program, GSAM generally will not recall shares that are out on loan for the purpose of voting at shareholder meetings.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

External Investing Group (“XIG”) and Externally Managed Strategies

Where we place client assets with managers outside of Asset Management, for example within our XIG business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. XIG may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent XIG portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested.

C:	Implementation

We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Goldman Sachs Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.

Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio

2

Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are generally voted in the same manner.

Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

While we seek to vote at all eligible shareholder meetings, from time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote at certain shareholder meetings.

We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.

D.	Conflicts of Interest

Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

3

PART II

GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Region: Americas

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Business Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

Reincorporation Proposals

We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive Venue for Shareholder Lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

4

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Amend Articles of Incorporation to Provide for Officer and Director Exculpation

Generally vote FOR management proposals to amend the company’s certificate of incorporation to reflect new Delaware law provisions regarding officer and director exculpation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.

Voting on Director Nominees in Uncontested Elections

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST or WITHHOLD from members of the Nominating Committee:

•

At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market; and

5

•	At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from a minority ethnic group;

Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have any woman directors.

Vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than five public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Director Independence

At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Director Accountability

Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material environmental, social and governance information;

6

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal,, we may still vote against the committee member(s).

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

7

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Compensation Committee

See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.

Nominating/Governance Committee

Generally vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:

•

A company maintains a classified board structure without a sunset provision, has opted into, or failed to opt out of, state laws requiring a classified board structure or has a capital structure with unequal voting rights

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);

8

•	The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses

Other Board Related Proposals (Management and Shareholder)

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Proposals Regarding Board Declassification

We will generally vote FOR management and shareholder proposals regarding the adoption of a declassified board structure.

Majority Vote Shareholder Proposals

We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

We will generally vote FOR shareholder proposals to restore or provide cumulative unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive and Non- Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor

9

pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

We will generally vote FOR management proposals on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

We will generally vote FOR management proposals for an advisory vote on executive compensation considering the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Pay practices that may result in a vote AGAINST management proposals for an advisory vote on executive compensation may include:

•	A disconnect between pay and performance based on a quantitative assessment of the following: pay vs TSR (“Total Shareholder Return”) and company disclosed peers;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;

•	Long term incentive awards consisting of less than 50% performance-based awards;

•	Long term incentive awards evaluated over a time period of less than three years;

•	The Board used discretion without sufficient disclosure;

•	The Board changed the targets and/or performance metrics during the pay period;

•	The Board awarded a multi-year guaranteed cash bonus or non-performance equity award;

•	The Board retested performance goals or awarded a pay for failure pay plan;

•	Lack of the Board’s response to failed MSOP vote the previous year;

•	The plan allows for the single trigger acceleration of unvested equity awards and/or provides excise tax gross ups;

10

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment or retention contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	The Board has adopted other pay practices that may increase risk to shareholders.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Retention Holding Period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

11

Elimination of Accelerated Vesting in the Event of a Change in Control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based Equity Awards and Pay-for-Superior-Performance Proposals

Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

Compensation Committee

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

4.	Shareholders Rights and Defenses

Shareholder	Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Special Meetings Arrangements

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

12

Shareholder Voting Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

5.	Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

13

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

14

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

15

•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	The proponent of the proposal;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

16

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

17

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board meets our board composition expectations; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

18

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

•	The gender and racial minority representation of the company’s board.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Europe, Middle East and Africa (EMEA) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

19

1.	Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

20

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

21

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:

•

At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market;

•	At companies in the FTSE100 if the board composition does not align with the Parker review guidelines.

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

22

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

23

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

24

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

25

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and / or mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.	Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

26

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;

•

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

27

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.	Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.

For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

5.	Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

28

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

29

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

30

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	The proponent of the proposal;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental	Issues

Climate	Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

31

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental	Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other	Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

32

Social Issues

Board and Workforce Demographics

A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board meets our board composition expectations; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

33

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Asia Pacific (APAC) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see the Japan Proxy Items section.

1.	Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

34

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

35

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

36

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:

•

At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market;

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

37

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

38

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

39

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

At companies incorporated in India, vote AGAINST Audit Committee members who are classified as promoters or beneficial owners in the company.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

40

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.	Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;

•

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

41

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.	Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

5.	Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

42

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

43

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

44

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	The proponent of the proposal;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

45

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

46

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board does not meet our board composition expectations; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

47

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

48

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position;

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

2.	Board of Directors and Statutory Auditors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.

49

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.

•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the

50

composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee if the board is not representative relative to the board composition of companies in their market. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.

Director Independence

Classification of Directors

Inside Director

•	Employee or executive of the company;

•	Any director who is not classified as an outside director of the company.

Non-Independent Non-Executive Director (affiliated outsider)

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is/was also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)

•	Individuals who are employees or were previously employed at main lenders/banks of the company;

•	Relative of a current employee of the company or its affiliates;

•	Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)

•	Any director who has served at a company as an outside director for 12 years or more;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent Non-Executive Directors (independent outsider)

•	No material connection, either directly or indirectly, to the company other than a board seat.

At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors. Additionally, if the company is a member of the TOPIX 100 index, vote AGAINST top executives when less than 1/2 of the board consists of outside directors.

At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.

At companies adopting a U.S.-type three committee structure, vote AGAINST members of the Nominating Committee when less than a majority of the board consists of independent outside directors.

At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.

51

Director Accountability

Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;

•	Failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

52

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Statutory Auditor Elections

Statutory Auditor Independence

Vote AGAINST affiliated outside statutory auditors.

For definition of affiliated outsiders, see “Classification of Directors”

Statutory Auditor Appointment

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

53

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.

5.	Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

54

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

55

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

6. Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, requests that a company:

•	Publish a report or additional information related to the company’s business and impact on stakeholders;

•	Disclose policies related to specific business practices and/or services;

•	Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	Whether the subject of the proposal is considered to be material to the company’s business;

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	The proponent of the proposal;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;

56

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the proposal is legally binding for the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

57

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board meets our board composition expectations; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

58

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

59

Harris Associates L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the experience, competence, and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. As a result of this process, we find that in the majority of cases we will agree with management’s recommendations on proxy proposals, and vote in accordance with these. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

Harris Associates L.P.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board	of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

[1]

Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

Harris Associates L.P.

3.

Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity	Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

2.	Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate	Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

Harris Associates L.P.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.

Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.	Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy	Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

•	The shareholders making the proposal have an ownership threshold of 5% of the voting power

•	The shareholders making the proposal each have 3 years of continuous ownership

•	The proposal does not exceed a cap on shareholder nominees of 25% of the board

•	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Environmental, Social, and Governance (ESG) Issues

Harris believes that ESG issues can affect the financial performance of the companies that we invest in (to varying degrees across companies, sectors, and regions). As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote. We are focused on maximizing long-term shareholder value, and believe that the consideration of material ESG factors is an important part of this approach.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

Harris Associates L.P.

given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A. , an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

Harris Associates L.P.

Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris ( a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act ( a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.

V.	CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VI.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

Harris Associates L.P.

implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is comprised of employees of the Security Data Management Team whom are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio. Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

Harris Associates L.P.

Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing. The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 2/25/21, 3/17/21

HARRIS ASSOCIATES L.P.

SUPPLEMENTAL PROXY VOTING GUIDELINES

Effective February 2019

1.	Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.

2.

For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value

3.

Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.[2]

[2]

Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

APPENDIX A8

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION AND OVERVIEW

Horizon Kinetics LLC (“HK”), on behalf of Horizon Kinetics Asset Management LLC (“Horizon”), (Horizon will be referred to as the “Adviser”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Horizon is the investment adviser to retail and institutional separate accounts, various private funds, and a registered investment company, Kinetics Mutual Funds, Inc., which invests all of its investable assets in a corresponding portfolio series of the Kinetics Portfolio Trust (collectively the investment products managed by the Adviser, referred to herein as the “Clients”). Horizon is also sub-adviser to certain UCITs products, a closed-end fund and acts as sub-adviser to registered investment companies.

Pursuant to these Policies and Procedures, the Adviser shall vote proxies (a) on behalf of Kinetics Portfolios Trust (b) the RENN Fund, Inc. and (c) on behalf of their other Clients, for whom the Adviser has been given and agreed to accept voting authority. The fundamental guideline followed by the Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interests of their Clients and the values of the investments.

II.	ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System: The Adviser has delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation.

Responsibilities of ISS:

a.	process all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b.

apply ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Adviser has reviewed, analyzed, and determined to be consistent with the views of the Adviser on the various types of proxy proposals1; and

c.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

[1]	In cases where ISS cannot provide a recommendation, they will notify the Adviser, or otherwise will vote “No.”

Responsibilities of the Adviser:

The Adviser’s Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A and is incorporated herein by reference.

The Adviser, as appropriate, authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Adviser reviews and updates ISS’ Client list on a periodic basis.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, ISS notifies the Adviser’s Proxy Administrator and the Legal and Compliance Department. The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s), to determine whether the Adviser should vote the proxy. In determining whether to vote a particular proxy, the Adviser will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote. If the Adviser determines to vote the proxy, the Proxy Administrator will instruct ISS accordingly

In evaluating how to vote a proxy, the CCO, GC, CIS, or their delegate(s) may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services. The CCO, GC, CIS, or their delegate(s) will use his or her best judgment in voting proxies on behalf of Clients.

Proxy Administrator. The Adviser designates the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”). In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines. Periodically, on request, the Adviser will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Adviser’s Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Adviser and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Adviser’s views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Adviser will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. The Adviser also shall review the Adviser’s Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which the Adviser believes is in the best interests of their clients. The adherence to pre-determined proxy voting guidelines by the Adviser and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Adviser’s Clients.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Adviser, the proxy will be voted strictly in conformity with the recommendation of ISS.

To the extent ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Adviser has established measures reasonably designed to identify and address ISS’ conflicts of interest. The Adviser has contractually agreed with ISS such that ISS is required to immediately notify the Adviser if ISS believes there exists a conflict with its obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Adviser to (a) understand the relationship or interest and the steps taken by ISS to mitigate the conflict, and (b) make an assessment of the reliability or objectivity of the recommendation. The Adviser shall also periodically review the ISS report detailing the reasoning behind particular proposal recommendations and in instances where the Adviser determines the reasoning is biased or otherwise inconsistent with ISS’ obligations, the Adviser shall review and vote such proxy proposals without regard to ISS’ recommendation. Moreover, the Adviser shall conduct periodic due diligence on ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Adviser will memorialize instances where they were conflicted and instances where the Adviser or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Adviser. The CCO, GC or CIS of the Adviser would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of the RENN Fund, Inc., the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by the fund to the Board of Directors of the RENN Fund, Inc. at the next formal meeting of the fund’s Board of Directors.

In the case of accounts and funds other than Kinetics Portfolios Trust and the RENN Fund, Inc., the Adviser: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Adviser who manages proxy voting through ISS shall not be influenced by outside sources.

III.	REPORTING AND RECORD RETENTION

The Adviser or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.	A copy of these Proxy Policies and Procedures.

II.	A copy of the ISS Proxy Voting Guidelines.

III.

A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.

Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Adviser casts its vote on the matter; (viii) how the Adviser casts their votes (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Adviser casts their votes for or against management.

IV.	A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.	A copy of each written Client request for proxy voting information and a copy of any written response by the Adviser.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at www.horizonkinetics.com, as well as www.kineticsfunds.com. Questions related to the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC

Attn: Proxy Administrator

470 Park Avenue South

New York, NY 10016

Updated: January 2012

Updated: October 2014

Updated: July 2017

Updated: July 2019

Invesco’s Policy Statement on Global

Corporate Governance

and Proxy Voting

Effective January 2025

1

I.	Introduction

Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.

A.	Our Approach to Proxy Voting

Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.

A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.

B.	Applicability of Policy

Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd., Invesco Taiwan Limited, Invesco Real Estate Management S.à r.l. and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.

Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.

2

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.

A.	Oversight and Governance

Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:

•	monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;

•	assist Invesco in meeting regulatory obligations;

•	review votes not aligned with our good governance principles; and

•	consider conflicts of interest in the proxy voting process.

In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.

B.	The Proxy Voting Process

At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.

Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.

Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the

3

capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.

C.	Retention and Oversight of Proxy Service Providers

Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.

While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.

Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.

Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.

As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.

D.	Disclosures and Recordkeeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:

•

In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year

4

and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.

•

To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•

In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the European Fund and Asset Management Association Stewardship Code, Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.

•

In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.

•

In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.

•	In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.

•	In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.

Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.

5

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:

•

Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.

•

Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

•

Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.

•

Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.

F.	Securities Lending

Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.

6

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited, to the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

H.	Voting Funds of Funds

Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:

•

When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.

7

•

When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.

•

For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

•

For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

•

Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.

•

Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.

•	Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.

I.	Review of Policy

It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.

Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final

8

voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different investment teams may vote differently on particular proxy votes for the same company. To the extent investment teams choose to vote a proxy in a way that is not aligned with the principles below, rationales are fully documented.

When evaluating proxy issues and determining how to cast our votes, Invesco’s investment teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.

The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.

Our good governance principles are organized around six broad pillars:

A.	Transparency

We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

•

We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity(e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.

External auditor ratification and audit fees:

•

We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

•

We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:

•

disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);

9

•	the transaction must be fair and appropriate, with a sound strategic rationale;

•	the company should provide an independent opinion either from the supervisory board or an external financial adviser;

•	minority shareholders’ interests should be protected; and

•	the transactions should be on an arm’s length basis.

Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:

•	accept or approve a variety of routine reports; and

•	approve provisionary financial budgets and strategy for the current year.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

•

We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

•

We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•

In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

•	We generally support proposals for the removal of anti-takeover provisions.

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.

•

Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:

10

•	Ownership threshold: at least three percent (3%) of the voting power;

•	Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.

•

Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We will not support proposals to prohibit shareholders’ right to call special meetings.

•

Shareholder ability to act by written consent: Generally, assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:

•	Shareholders’ current right to call special meetings; and

•	Investor ownership structure.

•

Supermajority vote requirements: Generally, vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base; especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.

•

Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.

Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.

•

We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).

•

Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

i.	meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

11

ii.

clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;

iii.	disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

iv.	description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.

C.	Board Composition and Effectiveness

Voting on director nominees in uncontested elections

Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

•

We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

•

In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.

•

We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.

•	We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns

12

regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•

We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.

•

We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: In our view, an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which a business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.

•

In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time.

•

It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a diversity of director viewpoints and experience. As stated above, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

•

We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

•

We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

13

•

We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two consecutive years.

•

We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

•

Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.

Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

Director election process: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•

We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.

•	We will generally support shareholder proposals to repeal a classified board and elect all directors annually.

•

When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•

Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.

Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.

Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective. We might oppose amendments to the board size, when such change is deemed diminishing of Invesco’s governance requirements such as an adequate level of independence and diversity on the board.

14

Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.

Voting	on director nominees in contested elections

Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.

D.	Capitalization

Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.

Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.

Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company’s long-term strategic goals.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

15

•

We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies it oversees. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant climate-related risks;

iii.	significant health and safety incidents; and/or

iv.	failure to ensure the protection of human rights.

Reporting of financially material environmental, social and corporate governance (“ESG”) information: Companies should report on their ESG opportunities and risks where material to their business operations.

•

Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris Agreement of 2015-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.

Shareholder proposals addressing environmental and social (“E&S”) issues: We recognize E&S shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis. When considering such proposals, we will consider the following factors, among others: a company’s track record on E&S issues, the efficacy of the proposal’s request, whether the requested action is unduly burdensome, and whether we consider the adoption of such proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.

Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

F.	Executive Compensation and Performance Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

16

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long-term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives; and/or

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.

Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on egregious pay practices.

Exhibit A

Harbourview Asset Management Corporation

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

17

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland, GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Australia Ltd

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco European RR L.P

Invesco Fund Managers Limited

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Loan Manager, LLC

Invesco Managed Accounts, LLC

Invesco Management S.A.

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.à r.l.1

Invesco RR Fund L.P.

Invesco Senior Secured Management, Inc.

Invesco Taiwan Limited*1

Invesco Trust Company

OppenheimerFunds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
[1]	Invesco entities with specific conflicts of interest policies

18

Proxy Voting Policy and Procedures Last Review Date: February 2025

Public

Proxy Voting Policy and Procedures

Public	2

Proxy Voting Policy and Procedures

1	Overview

1.1	Policy Statement

Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client. Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

1.2	Key Principles

•	Janus Henderson Investors will vote proxies in the best interest of each client.

•	Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.

•	Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.

•

Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.

•	Janus Henderson Investors will maintain records supporting its voting decisions.

1.3	Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd, Victory Park Capital Advisors, and Privacore Capital.

1.4	Roles and Responsibilities

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.

Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

Public	3

Proxy Voting Policy and Procedures

Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.

1.5	References

Rule 206(4)-7 of the Investment Advisers Act

Rule 30b1-4 of the Investment Company Act

Rule 239.15 et seq. of the Investment Company Act

Employee Retirement Income Security Act of 1974 (ERISA)

Commission Delegated Regulation (EU) No 231/2013, Article 37

Commission Directive 2010/43/EU, Article 21

FCA COLL 6.6A.6

CSSF Regulation 10-04, Article 23

UN Principles for Responsible Investment

IMAS Singapore Stewardship Principles

SFC Principles of Responsible Ownership

FRC UK Stewardship Code

2	Additional Definitions

Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, Janus Henderson Investors US LLC, and Tabula Investment Management Limited.1

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from Asset Servicing, Compliance, Operational Risk, Responsible Investment and Governance, and equity portfolio management. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

[1]

Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable while Tabula Investment Management Limited has adopted Janus Henderson Investors US LLC’s Proxy Voting Policy and Procedures.

Public	4

Proxy Voting Policy and Procedures

Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street

Trust, and Janus Detroit Street Trust.

Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3	Proxy Voting Procedures

3.1	Voting Generally

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will vote the proxy item consistent with the ISS Benchmark Policy.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

3.2	Abstentions

Janus Henderson Investors recognises that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on

Public	5

Proxy Voting Policy and Procedures

loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.

3.3	Funds of Funds

Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons (“underlying funds”). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 (“advisory group”), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

3.4	Conflicts of Interest

Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.

Public	6

Proxy Voting Policy and Procedures

Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4	Reporting, Oversight and Recordkeeping

4.1	Client and Regulatory Reporting

Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.

[2]	Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.

Public	7

Proxy Voting Policy and Procedures

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement and investment analysis process. Portfolio Management also may indicate to other shareholders how they voted or intend to vote subject to applicable legal and regulatory requirements.

A complete copy of the Policy is available at www.janushenderson.com.

4.2	Proxy Voting and Proxy Voting Service Oversight

The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyse the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

4.3	Record Retention

Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5	Amendments

This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting

Public	8

Proxy Voting Policy and Procedures

Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio

Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.

Public	9

APPENDIX A – Proxy Voting Guidelines

Proxy Voting Guidelines

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognises that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by- case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

•

Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;

Public	10

APPENDIX A – Proxy Voting Guidelines

•

Monitoring the effectiveness of the company’s governance practices and making changes as needed; Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

•	Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;

•	Ensuring a formal and transparent board nomination and election process;

•	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;

•

Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;

•	Monitoring the quality of relationships with key stakeholders; and

•	Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification — Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size — Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence — Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Public	11

APPENDIX A – Proxy Voting Guidelines

Director Indemnification — Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Uncontested Elections —Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:

•	they attend less than 75% of the board and committee meetings without a valid excuse;

•	they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;

•	they are not responsive to advisory votes on executive compensation matters;

•	they fail to provide appropriate oversight of company’s risk management practices;

•	they are non-independent directors and sit on the audit, compensation or nominating committees;

•	they are non-independent directors and the board does not have an audit, compensation, or nominating committee;

•	they are audit committee members and the non-audit fees paid to the auditor are excessive;

•	they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;

•	they serve as directors on an excessive number of boards;

•	they are compensation committee members and the company has poor compensation practices;

•	they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;

•

they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;

•

they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;

•

they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter[3] where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;

•	they amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders

•	the company employs a capital structure with unequal voting rights; and/or

•

they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board where director(s) remain on the board after having received less than the majority of votes cast in the prior election and the company has not provided a sufficient explanation for continuing with such director(s).

[3]	Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

Public	12

APPENDIX A – Proxy Voting Guidelines

Contested Elections — Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting — Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non- audit assignments).

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors — Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:

•	the auditor has a financial interest in or association with the company and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;

•	the auditor is being changed without explanation; or

•	the auditor is not identified by name.

Contested Auditors — Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Public	13

APPENDIX A – Proxy Voting Guidelines

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

•	The overall potential cost of the scheme, including the level of dilution;

•	The issue price of share options relative to the market price;

•	The use of performance conditions aligning the interests of participants with shareholders;

•	The holding period (i.e., the length of time from the award date to the earliest date of exercise); and

•	The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans — Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long- term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity- based compensation plans without shareholder approval.

Long-Term Ownership — Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Director and Officer Loans — Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.

Say-on-Pay — Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements — Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will

Public	14

APPENDIX A – Proxy Voting Guidelines

generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) — Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing — Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock — Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits — Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Public	15

APPENDIX A – Proxy Voting Guidelines

Debt Issuances — Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions — Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation — Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms — Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting — Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting — Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings — Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents — Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.

Proxy Access — Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

Public	16

APPENDIX A – Proxy Voting Guidelines

As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognises that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends — Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans — Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” — Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum — Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organised in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.

Proposals Outside the Guidelines

For proposals not specifically addressed by the Guidelines, Janus Henderson Investors generally provides implementation instructions to the Proxy Voting Service consistent with the principles and approaches outlined herein. Those instructions will frequently utilise or leverage the research and vote recommendations from the Proxy Voting Service. For proposals not specifically addressed by the Guidelines or the implementation instructions, or where Proxy Voting Service does not have research, analysis, and/or a recommendation available, Janus Henderson Investors will generally evaluate such proposals on a case-by- case basis.

Public	17

Global proxy voting guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

March 2023

J.P.Morgan
ASSET MANAGEMENT

2	Global proxy voting guidelines

I.	J.P. Morgan Asset Management Global Proxy Voting

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. This document describes how JPMAM meets that objective.

JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of members and invitees including a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a participant of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below.

J.P. Morgan Asset Management	3

If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). JPMAM has adopted procedures to determine if it should recall securities on loans to vote proxies when it believes a vote is material with respect to an investment such as when JPMAM believes its participation in a vote is necessary to preserve the long-term value of an investment or in highly contested issue for which JPMAM believes its vote is important to the account’s strategy.1

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Guidelines and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating certain proposals identified by the Independent Voting Service as non-routine (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional; escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with an analysis supporting his or her recommendation. Additionally, an attestation will be confirmed noting that (A) He/she is not aware of any actual or potential conflicts of interest associated with this proxy voting matter except as specifically noted in the attestation and (B) He/she has received no communication in regard to the proxy that would violate the J.P. Morgan Chase Safeguard Policy and the Information Safeguarding and Barriers Policy – MNPI Firmwide supplement.

In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting Service including the following: (1) for certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. For the Custom Invest strategies, the Adviser delegates

[1]

In determining whether a vote is material, JPMAM’s determination is informed by its responsibility to act in the account’s best interest. In most cases, JPMAM anticipates that the potential long-term value to a client of voting shares would not be material and therefore would not justify foregoing the potential revenue the loan may provide the account. JPMAM may not vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

4	Global proxy voting guidelines

full proxy voting authority to the Independent Voting Service. These delegations may occur, among other reasons, where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds, (2) where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service (3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.

D.	Conflicts of Interest

Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material and/or potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy – Firmwide, Information Safeguarding and Barriers Policy – Firmwide and Information Safeguarding and Barriers Policy – MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.

Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict.

Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:

1.

management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business;

2.	a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;

3.	The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;

4.	When a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote;

5.	Voting of third-party funds.

Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:

1.	Removing certain Adviser personnel from the proxy voting process;

2.	“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote;

3.	Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

J.P. Morgan Asset Management	5

4

Deferring the vote to an independent third party, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

Potential Conflicts

The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.

1.

JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;

2.

JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;

3.

JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;

4.	JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;

5.	JPMAM may have a different position on corporate governance matters than its parent company (JPMC);

6.	JPMAM clients may want to us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;

7.

JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers / owners on issues relating to the 5 priorities, and / or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

6	Global proxy voting guidelines

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for all records relating to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

•	JPMorgan Chase Bank, N.A.

•	JPMorgan Asset Management (UK) Limited

•	J.P. Morgan Investment Management Inc.

•	JPMorgan Asset Management (Asia Pacific) Limited

•	JPMorgan Asset Management (Singapore) Limited

•	JPMorgan Asset Management (Japan) Ltd.

•	J.P. Morgan Private Investments, Inc.

•	Bear Stearns Asset Management Inc.

J.P. Morgan Asset Management	7

North America contents:

8	Global proxy voting guidelines

II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

A.	North America

1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1.	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2.

adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3.

are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4.

ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5.	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6.

are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.

7.	are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8.	are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph).

J.P. Morgan Asset Management	9

WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9.

are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10.

are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11.	demonstrated history of poor performance or inadequate risk oversight.

12.	and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.

13.

chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.

14.	for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B.	CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2.	Proxy Contests

A.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

10	Global proxy voting guidelines

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.P. Morgan Asset Management	11

C.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

•	Annually elected board,

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent unless the company does not permit the right to call special meetings, or if there are undue restrictions on shareholders’ rights to call special meetings.

F.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

12	Global proxy voting guidelines

5.	Tender Offer Defenses

A.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.P. Morgan Asset Management	13

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/ president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers under current leadership, over the long term.

B.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

14	Global proxy voting guidelines

E.	Hedging/Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I.	Board Size

Vote for proposals to limit the size of the board to 15 members.

J.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

J.P. Morgan Asset Management	15

K.	Zombie Directors

Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

16	Global proxy voting guidelines

J.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation

L.	Virtual Only Annual General Meeting

Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.

8.	Capital Structure

A.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

J.P. Morgan Asset Management	17

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control — Will the transaction result in a change in control of the company?

Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

18	Global proxy voting guidelines

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the longterm and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long term underperformance.

B.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay

J.P. Morgan Asset Management	19

proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

20	Global proxy voting guidelines

I.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.	Recoup Bonuses

1.

Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

2.

Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.

M.	Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

J.P. Morgan Asset Management	21

11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we

22	Global proxy voting guidelines

believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•

would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•

does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

J.P. Morgan Asset Management	23

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

A.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.	Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/ procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/ or product safety in its supply chain.

24	Global proxy voting guidelines

G.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

1.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

2.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

J.P. Morgan Asset Management	25

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.

26	Global proxy voting guidelines

B.	Europe, Middle East, Africa, Central America and South America

J.P. Morgan Asset Management	27

Europe, Middle East, Africa, Central America and South America contents:

29	I. Policy

32	II. Voting Guidelines

	32	Reports & Accounts

	33	Dividends

	33	Board Of Directors

	36	Compensation

	38	Auditors

	39	Issue of Capital

	40	Mergers/Acquisitions

	40	Related-Party Transactions

	40	Voting Rights

	41	Others

28	Global proxy voting guidelines

I.	Policy

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered

J.P. Morgan Asset Management	29

with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy	Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

Stewardship	and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.

JPMAM is a signatory to the UK Stewardship Code 2020, and we believe that our existing stewardship policies meet the standards required under the Code, please see https://www.frc.org.uk/investors/uk-stewardship-code/uk-stewardship-code-signatories

Conflicts	of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

30	Global proxy voting guidelines

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

J.P. Morgan Asset Management	31

II.	Voting Guidelines

1.	Reports & Accounts

Annual	Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration	Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

32	Global proxy voting guidelines

see	Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	BOARD OF DIRECTORS

Board	Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

Board	Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

J.P. Morgan Asset Management	33

Board	Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board	Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review). We also recognize that Investee companies should provide clear disclosure within their financial reports, how they intend on increasing female representation beyond 30%. Investee companies should provide appropriate information explaining how they consider diversity in its widest sense both at board and executive level and throughout the broader business.

We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We will monitor changes of UK Boards in support of the Parker Review, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.

We also expect companies to produce a gender pay gap report and encourage companies to voluntarily produce an ethnicity pay gap report where data is available.

More broadly, from 2023 onwards, we expect, no single-gender boards, and a minimum of 30%, or adherence to the local market best practice, whichever is more stringent on diverse membership on underrepresented members.

Board	Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

34	Global proxy voting guidelines

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.

See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director	Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s	Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple	Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

J.P. Morgan Asset Management	35

Investment	Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’	Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive	Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

36	Global proxy voting guidelines

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive	Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed	Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable	Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of

J.P. Morgan Asset Management	37

company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor	Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor	Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.

38	Global proxy voting guidelines

Auditor	Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor	Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see	Audit Committee

6.	ISSUE OF CAPITAL

Issue	of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue	of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share	Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

J.P. Morgan Asset Management	39

7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	RELATED-PARTY TRANSACTIONS

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

40	Global proxy voting guidelines

10.	OTHERS

Poison	Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock).

Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite	Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social	/ Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and

J.P. Morgan Asset Management	41

its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer	Considerations

•	asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal	Considerations

•

would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•

does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent

42	Global proxy voting guidelines

development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

Shareholder	Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable time-frame. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

Charitable	Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political	Issues

JPMAM does not support the use of shareholder funds for political donations.

Virtual	Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management

London Proxy Committee

1st April 2023

J.P. Morgan Asset Management	43

C.	Asia ex Japan

44	Global proxy voting guidelines

Asia ex Japan contents:

46	I. Corporate Governance Principles

47	II. Policy and Procedures

49	III. Policy Voting Guidelines

J.P. Morgan Asset Management	45

I.	Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.

Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

Sustainability

All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and

46	Global proxy voting guidelines

responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.

Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II.	Policy and Procedures

Proxy Voting

JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.

JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these

J.P. Morgan Asset Management	47

instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

Stewardship and Engagement

As long term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.

JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles including:

•	Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange,

•	Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong,

•	Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia.

For more information on our stewardship activities, please refer to our Investment Stewardship Report. https://am.jpmorgan.com/content/dam/jpm-am-aem/global/en/sustainable-investing/investment-stewardship-report.pdf

48	Global proxy voting guidelines

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.

III.	Policy Voting Guidelines

1.	Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.

J.P. Morgan Asset Management	49

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.

Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

2.	Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3.	Board and Directors

Board Oversight Responsibilities

To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.

We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.

The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

50	Global proxy voting guidelines

Board Independence

We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.

At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:

•	The Chairman and CEO role is combined, or

•	The Chairman and CEO are family members, or

•	The Chairman is not independent.

Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.

Board Diversity

We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.

J.P. Morgan Asset Management	51

At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.

We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses. Investee companies should provide appropriate information explaining how their companies consider diversity in its widest sense both at board level, executive level and throughout the broader business.

As a minimum standard, for all Asia ex Japan markets, we expect no single-gender boards, and 25% gender diverse representation, and 30% before 2030 (and follow the local market practice, whichever is more stringent). We will utilise our voting power to bring about change where companies are lagging and will vote against the Nomination Chair as well as engage with Nominations Committees where appropriate.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.

52	Global proxy voting guidelines

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.

At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.

In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

J.P. Morgan Asset Management	53

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4.	Remuneration

Key Principles

The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element—set by reference to the external market—and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.

We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we

54	Global proxy voting guidelines

recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at-median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.

We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance

J.P. Morgan Asset Management	55

criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

5.	Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.

Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the reappointment of the auditor.

If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.

Auditor Indemnification

We are opposed to the use of shareholders’ funds to indemnify auditors.

6.	Capital Management

Issue of Equity

Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for

56	Global proxy voting guidelines

authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the re-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:

•	An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

•	Details of placements made under the general mandate during the preceding three years,

•	Details of alternative methods of financing that may have been considered by the board.

JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Debt	Issuance

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.

Share	Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.

7.	Mergers, Acquisitions and Related Party Transactions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and

J.P. Morgan Asset Management	57

where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related	Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8.	Voting Rights

Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.

To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.

Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the reelection of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.

Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.

58	Global proxy voting guidelines

9.	Environmental and Social Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—

Issuer	Considerations

•	asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company;

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•

would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•

does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

J.P. Morgan Asset Management	59

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

10.	Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11.	Other Corporate Governance Matters

Amendments to Articles of Association

These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.

Anti-takeover Devices

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to

60	Global proxy voting guidelines

purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

We do not support the use of shareholder funds for political purposes.

Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management

Asia ex Japan Proxy Committee

1st April 2022

J.P. Morgan Asset Management	61

D.	Japan

62	Global proxy voting guidelines

Japan contents:

64	I. Basic Policy on Corporate Governance

	64	Purpose of proxy voting

	64	Proxy voting principles

65	II. Voting Guidelines

	65	Distribution of income/ Dividends and share buybacks

	65	Boards and Directors

	68	Director’s Remuneration

	69	Appointment of external audit firms

	69	Poorly performing companies

	70	Efforts to improve capital efficiency

	70	Anti-social activities

	70	Cross-shareholdings

	70	Adoption of anti-hostile takeover measures

	71	Capital Structure

	71	Mergers/Acquisitions

	71	Virtual Only Annual General Meeting

	71	Social and Environmental Issues

	73	Conflicts of Interest

	73	Shareholder proposals

J.P. Morgan Asset Management	63

Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1.	Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.

2.	Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•	We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.

•

We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.

•

If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

1st, April 2023

JPMorgan Asset Management (Japan) Ltd.

Japan Proxy Committee

64	Global proxy voting guidelines

II.	Voting Guidelines

1.	Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.

2.	Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. In principle, we expect external board members to hold no more than four directorships of listed companies. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

J.P. Morgan Asset Management	65

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors

We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

Composition of the Board of Directors

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.

Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We believe directors with diverse backgrounds should make up a majority of the board, and will work toward that goal over time.

We feel that gender equality is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. Our current policy is to vote against the election of the representative directors, such as the president of the company if there are no female directors. Beginning in 2024 we will require more

66	Global proxy voting guidelines

than one female director, and at least 30% gender diversity before 2030.

We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management level and disclose appropriate information in line with this expectation.

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.

1.	Was or is employed at an affiliate company

2.	Was or is employed at a large shareholder or major business partner

3.

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.	An external director whose tenure exceeds 10 years.

6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Board Effectiveness

Board effectiveness is essential to the functioning of a governance system and to the oversight of the delivery of business objectives. We encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by independent external professional governance consultants on occasion, as a best practice.

Election of Statutory Auditors

We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.

J.P. Morgan Asset Management	67

1.	Was or is employed at an affiliate company

2.	Was or is employed at a large shareholder or major business partner

3.

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.	An external statutory auditor whose tenure exceeds 10 years.

6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

3.	Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

1.	Golden parachutes

2.	Retirement bonus payments to external directors, directors who are audit and supervisory committee members and statutory auditors.

68	Global proxy voting guidelines

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options and Equity Remuneration Plans

In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.

We will vote against the proposal in the following cases

1.

The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.

2.	In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.

3.	Transaction bonuses, or other retrospective ex-gratia payments, should not be made

4.	We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.

5.	External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.

6.	Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.

4.	Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5.	Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

J.P. Morgan Asset Management	69

6.	Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7.	Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8.	Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

9.	Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

70	Global proxy voting guidelines

10.	Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

11.	Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12.	Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

13.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact

J.P. Morgan Asset Management	71

of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•

would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•

does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

72	Global proxy voting guidelines

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

14.	Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

15.	Shareholder proposals

When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

JPM54084 | 03/23 | 0903c02a81f9660c

Lazard Proxy Voting

Policy and Procedures Overview

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). 1

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

HB24676	C-486

2

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

3.	Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such

3

cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal.

Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

•	issues relating to the timing or conduct of annual meetings;

•	provisionary financial budgets and strategy for the current year;

•	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

•	proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

•	changes to a company’s name.

2.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the

4

amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

•	there is no disclosure on the proposed amendments or full text of the amended bylaw; or

•	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

3.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees[2]

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•	a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;

•	proposals seeking to de-classify a board;

•	the implementation of director stock retention/holding periods;

•	proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

•	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

•	the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•	proposals to require an independent board chair or the separation of chairman and CEO; and

•	establishment of shareholder advisory committees.

Lazard has Approved Guidelines generally to vote AGAINST the following:

•	proposals seeking to classify a board

•	the election of directors where the board does not have independent “key committees” or sufficient board independence;

5

•	non-independent directors who serve on key committees that are not sufficiently independent;

•	proposals relating to cumulative voting;

•	proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

•	release of restrictions on competitive activities of directors[3] if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;

•	the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties;[4] and

•	the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:

•	Board effectiveness – supporting board structure, diversity of cognitive thought, independence and avoiding over-boarding.

•	Accountability – in conjunction with the immediately preceding bullet point, emphasizing individual accountability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.
b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements or increase vote requirements;

•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and

•	“blank check” preferred stock

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;

•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	efforts to eliminate or restrict right of shareholders to act by written consent; and

•	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

6

4.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	stock splits and reverse stock splits;

•	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;[5]

•	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;

•	management proposals to adopt or amend dividend reinvestment plans; and

•	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;
•	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);

•	the use of proceeds and the company’s past share issuances;[6]

•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and

•	loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

•	changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

•	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

•	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis

7

of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

•	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;

•	proposals to submit severance agreements to shareholders for approval;

•	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

•	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

•	restricted stock plans that do not define performance criteria; and

•	proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

•	proposals to re-price underwater options;

•	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of share- holders; and

•	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:

•	the level of dissent on previous Say on Pay votes; and

•	individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.
6.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

7.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

•	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);

8

•	seeking the approval of anti-discrimination policies;

•	which are considered socially responsible agenda items;

•	which improve an investee company’s ESG risk management and related disclosures; and

•	deemed to be in the long-term interests of shareholders.

8.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

•	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;

•	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;

•	seek to improve the diversity of the board;

•	seek improved disclosures on the diversity of the board and the wider workforce;

•	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;

•	seek to eliminate or restrict severance agreements, or

•	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

•	seek to infringe excessively on management’s decision-making flexibility;
•	seek to establish additional board committees (absent demonstrable need);

•	seek to establish term limits for directors if this is unnecessary;

•	seek to change the size of a board (unless this facilitates improved board diversity);

•	seek to require two candidates for each board seat; or

•	are considered not to be in the long-terms interests of shareholders.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker-dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial

9

advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the

Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority

10

recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

11

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Notes

1

In accordance with this Policy, Lazard’s exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients’ pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard’s commitment to act in the best interest of our clients.

2	Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.

3	This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

4	For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious gover- nance issues.

5

Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

6	Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

Important Information

All sources Lazard Asset Management unless otherwise noted.

Published in June 2023

This document reflects the views of Lazard Asset Management LLC or its affiliates (“Lazard”) based upon information believed to be reliable as of the date hereof. There is no guarantee that any forecast or opinion will be realized. This document is provided by Lazard Asset Management LLC or its affiliates (“Lazard”) for informational purposes only. Nothing herein constitutes investment advice or a recommendation relating to any security, commodity, derivative, investment management service or investment product. Investments in securities, derivatives and commodities involve risk, will fluctuate in price, and may result in losses. Certain assets held in Lazard’s investment portfolios, in particular alternative investment portfolios, can involve high degrees of risk and volatility when compared to other assets. Similarly, certain assets held in Lazard’s investment portfolios may trade in less liquid or efficient markets, which can affect investment performance. Past performance does not guarantee future results. The views expressed herein are subject to change, and may differ from the views of other Lazard investment professionals.

This document is intended only for persons residing in jurisdictions where its distribution or availability is consistent with local laws and Lazard’s local regulatory authorizations. Please visit www.lazardassetmanagement.com/globaldisclosure for the specific Lazard entities that have issued this document and the scope of their authorized activities.

Proxy Voting Policies and Procedures

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-498

Proxy Voting Policies and Procedures

(a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

•

The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

•

The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-499

Proxy Voting Policies and Procedures

contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

•

Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

•

The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities[1].

•	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

[1]	Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-500

Proxy Voting Policies and Procedures

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-501

Proxy Voting Policies and Procedures

(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.

If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances,

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-502

Proxy Voting Policies and Procedures

Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.	PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-503

Proxy Voting Policies and Procedures

Director and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B.

Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-504

Proxy Voting Policies and Procedures

E.

When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.

In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-505

Proxy Voting Policies and Procedures

D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-506

Proxy Voting Policies and Procedures

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.

D.	Vote for an annual review of executive compensation.

E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-507

Proxy Voting Policies and Procedures

ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-508

Proxy Voting Policies and Procedures

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.	Change in Control — Will the transaction result in a change in control of the company?

C.	Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D.

Potential Conflicts of Interest — For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

C.

Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-509

Proxy Voting Policies and Procedures

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-510

Proxy Voting Policies and Procedures

clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-511

Proxy Voting Policies and Procedures

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-512

Proxy Voting Policies and Procedures

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-513

Proxy Voting Policies and Procedures

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-514

November 2022 The information contained herein is the property of Lord Abbett and may not copied, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Lord Abbett without prior written permission.

Contents Sustainable Investment Policy 3 Introduction 3 Governance of Sustainable Investing 4 Fundamental Analysis 4 Engagement 7 Corporate Governance Guidelines 8 Proxy Voting Policies 9 ESG 10 Board of Directors 12 Compensation and Benefits 15 Shareholder Rights 17 Corporate Matters 19 Auditors 20 Proxy Voting Process 21 Overview 21 Retention and Oversight of Proxy Service Provider 22 Conflicts of Interest 22 Securities Lending 23 Shareholder Resolutions 23 Share Blocking 23 Appendix - Targeted Exclusions Policy 24

Sustainable Investment Policy Introduction We consider ESG factors as part of the mosaic of information our investment professionals develop for each security. To maximize our potential, it is essential to provide our investors with access to powerful tools and extensive data. We consider ESG factors as key inputs to fundamental research. Our investment professionals assess relevant ESG considerations during their due diligence and monitoring processes.

Engaging with issuers is instrumental to our ability to develop a full understanding of each issuer's business and strategy. We leverage various forms of engagement, including proxy voting, with the intent of understanding, exchanging and potentially influencing perspectives on ESG issues. Lord Abbett is a signatory to the United Nations-supported Principles for Responsible Investment ("PRI"). We support the PRI framework in its efforts to understand the investment implications of ESG factors and to support its signatories in incorporating these factors into investment and ownership decisions. Our definition of responsible investing is aligned with the PRI definition, which is a strategy and practice to incorporate environmental, social and governance factors in investment decisions and active ownership. In accordance with PRI guidance, we seek to use responsible investment to enhance returns and better manage risks. The intent of our Sustainable Investing & Proxy Voting Policy is to express our commitment to sustainable investing, and to outline the key pillars of our approach across all investment strategies. Our sustainable investing policy informs our investment process across all asset classes, and we regularly review it to ensure its continued relevance. Governance of Sustainable Investing Three governance committees guide and oversee our approach to sustainable investing: Executive Committee: One of two committees focused on leading and operating the firm, this committee provides leadership, strategic direction, and risk management for the organization. Investment Committee: One of two committees focused on leading and operating the firm, this committee is responsible for fostering a culture of trust and respect that empowers the investment teams to operate at peak performance. Global Corporate Citizenship Committee: This committee is responsible for serving as steward of our mission and ensuring our ongoing progress against our sustainability commitments. Fundamental Analysis We strive to deliver superior long-term, risk-adjusted investment performance across all strategies. We recognize that ESG Risk factors can materially impact the investment performance of our portfolios. Our investment teams therefore focus on the ESG Risk factors that are material to each issuer, industry, and asset class, incorporating the analysis into our investment process to fully assess both the risk and return potential of all investments. We utilize quantitative risk scoring to facilitate comparative analysis across issuers, industries, and sectors. We incorporate ESG risk scores, controversy scores, and other relevant ESG-related metrics offered by third-party research providers to supplement our own analysis. In segments of the market where external ESG research is not available or does not cover the full spectrum of our holdings, we have developed proprietary scoring methodologies that are unique to each asset class. We expect our approach to the integration of ESG factors to continue to evolve, as the availability of data improves, and as research and regulatory standards and expectations regarding ESG issues continue to evolve.

Corporate Issuers When analyzing the risk/reward profile of a security, we evaluate the impact of ESG risks on the operations and enterprise value and, as with any other risks, seek to ensure that the expected return for every investment is commensurate with those risks. Our investment professionals rely on information from various sources, including companies' filings, financial press, third party ESG research providers, and rating agencies. ESGscores - proprietary and provided by third party vendors - supplement our qualitative analysis. ESG risk and controversy scores are available to our investment professionals in our proprietary systems. Additionally, regular engagement with management teams provides important insights into the material ESG risk factors impacting the company as well as a better understanding of the initiatives in place to mitigate these risks. Sovereign Issuers Our ESG integration approach for sovereign issuers is also rooted in three process pillars: quantitative data, qualitative analysis, and engagement. ESG considerations are important factors in our analysis of global macro drivers and country selection, and company and sector fundamentals. When evaluating environmental risks, we assess each country's vulnerability to climate change and other natural disaster risks, evaluating each country's performance on various metrics, including natural resource management, emissions, and energy use. When assessing social factors, we consider measures of human development, inequality, employment, health, and education/literacy. In our assessments of governance, we focus our review on government effectiveness, political stability/rule of law, human rights, and the economic environment. Our systematic sovereign risk assessments include quantitative analysis based on ESG data derived from third-party providers. We review historical trends and assess countries on a relative basis against regional and rating peers. These country level data are also available in our proprietary systems and can be easily accessed by our investment professionals. We also incorporate a qualitative analysis of ESG factors to complement the data, leveraging our country visits and interactions with government officials, academic institutions, regulators, and multilateral organizations. Municipal Issuers We developed a proprietary framework for municipal bonds that assigns ESG ratings to all credits held in portfolios we manage. In developing this framework, we created a series of matrices for municipal bond sectors. Each matrix includes a list of ESG subfactors we deem material and a series of metrics that we track and evaluate. These factors and metrics are weighted based on materiality and ultimately enable us to assign an ESG rating to each credit. In addition to providing ESG ratings, we evaluate use of proceeds for each credit. The ESG proprietary ratings are captured in our proprietary platform and are easily accessible by analysts and portfolio managers. As for the other asset classes, our municipal bond ESG integration process is fluid, as research regarding ESG issues continues to evolve. Many of the metrics that we consider to be meaningful today may change in the future. Therefore, we continue to study ESG trends in each sector and review our framework periodically to ensure efficacy.

Securitized Products We developed a proprietary framework to incorporate ESG Risk considerations in our analysis of securitized products that focuses on governance and long-term sustainability. It is our long-term objective to invest in securities that will outperform on the basis of our variant perception on ESG factors and in turn lower the cost of capital for the issuers of those securities. The process begins with an assessment of key parties related to the securitization, including servicer, sponsor, manager, and originator. Our approach includes asset-class adjustments to account for inherent risks that are generally difficult to mitigate. We then perform security-level evaluation based on various factors we deem material and assess market structure by examining the economic drivers of each sector, including major stakeholder behavior, regulatory frameworks, and liquidity in end markets. Our process relies on the analys is of deal disclosure documents and filings, ratings agency reports, collateral datafiles, relevant historical asset performance, financial statements and presentations of related parties, pricing and commentary on related securities, web searches, and engagement with company management. Collectively, the insights derived from these steps enable us to assign an ESG score to each issue. Our ESG scoring system is accessible in our proprietary system and available to our investment professionals.

Engagement Engaging with issuers allows us to develop a more complete understanding of each company's business and offers us the potential to positively influence long-term performance. In addition to corporate governance, we focus on topics that we believe represent the greatest sources of risk and opportunity facing our global society: Methods of Engagement We utilize several methods of engagement in our stewardship efforts. The teams involved, frequency of engagements, and method used vary by situation, but typically depend on the issuer, issue, and asset class. Company Meetings: Our investment teams routinely engage directly with issuers on ESG issues as part of our approach to fundamental research. These meetings enable us to develop a more complete understanding of each company's business and offer us the potential to positively influence long-term performance. We approach engagement as a strategic partnership with the issuers in which we invest. Collective Engagements: When significant ESG risk has been identified, Lord Abbett may work in collaboration with external organizations, such as Climate Action 100+, to join like-minded investors in our engagement efforts. Collective engagement presents an opportunity to address key issues, while enabling us to contribute to and learn from industry peers. Written Communications: In instances when direct engagement is difficult or impractical, we may utilize more formal written communications to convey our polices or solicit information. Examples include letters to company management, governmental or regulatory bodies, and surveys/ questionnaires. Published Works: We value transparency and, therefore, seek to publish policies and other content that signal our positions on key ESG-related topics. These published works augment our direct engagement efforts and allow issuers and other stakeholders to gain an understanding of our values, priorities, and beliefs. Proxy Voting: Proxy Voting is a key lever of engagement that is used to influence company behavior and signal our positions on key ESG issues. We evaluate and vote proxies in a manner that we believe maximizes shareholder value.

Corporate Governance Guidelines Lord Abbett believes that companies with strong corporate governance practices are better positioned for long-term success. Our fundamental research process includes a thorough review of companies' corporate governance profiles, with a particular focus on the following key factors: Board of Directors - An independent and effective board is critical to the long-term success of a company. Particular attention is paid to board composition, including: Director Independence Diversity (background, gender, race, etc.) Board Committees and Leadership Auditors - Independent auditors are necessary to ensure the accuracy and legitimacy of company finances and disclosures. Capital Structure - Companies should make capital structure and allocation decisions with the goal of maximizing long-term shareholder value. Compensation - Executive compensation, including equity-based incentive plans, should be aligned with long-term shareholder objectives. Shareholder Rights - Shareholders should be afforded certain rights, including the right to vote, to ensure accountability of the board to the company's shareholders. Disclosure - Companies should provide robust public disclosure of relevant information to allow for a full and accurate assessment of a security by investors. As an active manager, we incorporate each of these corporate governance factors into our fundamental analysis and decision-making process.

Proxy Voting Policies Under the Investment Advisers Act of1940, asamended, Lord Abbett acts as a fiduciary that owes each of its clients' duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the "Funds") and their shareholders. We take a long-term perspective in investing our clients' assets and employ the same perspective in voting proxies on their behalf. We view proxy voting as a critical form of engagement that enables us to use our voice together with other levers of engagement. We evaluate all proxy proposals based on their potential effects on our clients' long-term interests and incorporate vote themes into our ongoing engagement with issuers. Set forth below are the policies and principles we apply in voting proxies on our clients' behalf.

Environmental, Social, and Governance Proposals related to ESG issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett will vote for proposals related to ESG factors when they seek useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or which impose substantial costs on a company with no countervailing economic benefits to the company's shareholders. We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, we may vote similar proposals differently based on the particular facts and circumstances. When voting, we will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue. Climate The transition to a low carbon economy is driving innovation and creating investment opportunities. As investors, it is critical to understand and participate in this significant transformation. We incorporate risks associated with the transition to a low carbon economy into our investment process and we expect companies to publicly disclose material data related to climate-related risk and opportunities. Lord Abbett is a supporter of Climate Action 100+, and expects that companies in carbon intensive industries will: Implement a governance framework which clearly articulates board oversight of climate-related risks and opportunities; Disclose a climate transition plan or roadmap for reduced emissions; Maintain disclosure in-line with the recommendations of the Task Force on Climate-related Financial Disclosures ("TCFD"). Lord Abbett generally supports proposals that request a company to disclose greenhouse gas ("GHG") emissions or report on plans to reduce GHG emissions. In evaluating climate-related proposals, Lord Abbett will consider current company disclosures, a company's current GHG emissions, GHG reduction goals, peer disclosures, engagement, and other climate-related commitments, among other factors. Equity Lord Abbett believes that closing opportunity gaps for underrepresented communities is imperative for a more inclusive future and that equity is vital to a company's long-term, sustainable success. We believe that organizations with inclusive environments that embrace diversity of thought, background, and experience are more successful in attracting and retaining talent and generally more agile, more impactful, and better prepared for the future. Given the importance of equity, Lord Abbett expects and encourages companies to have clear diversity policies, and strategies in place to facilitate equity within their organizations, as well as a broader range of stakeholders, including local and global communities. Further, we expect companies to disclose milestones and targets towards achieving stated equity goals. Lord Abbett also expects the disclosure of workforce diversity metrics consistent with data provided on EEO- 1 reports or other comparable data and will generally support proposals requesting additional disclosure of these metrics and initiatives.

In evaluating proposals related to equity, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and diversity-related controversies, among other factors. Well-Being Lord Abbett believes that companies that nurture holistic well-being - physical, emotional, and financial - as a mindset, skill, and measurable strategic priority will build morere silient workforces and contribute to a more resilient global economy. Lord Abbett expects companies to implement strategies and governance structures to facilitate well-being and disclose existing initiatives. Further, we expect companies to comply with the principles laid out by the U.N. Global Compact Initiative, specifically the principles focused on labor and human rights. We agree with the principles that businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining, the elimination of all forms of forced labor, the effective abolition of child labor, and the elimination of discrimination in respect of employment. We believe it is important to consider the human rights impact that companies can have on employees, such as through the supply chain and their communities, as well as consumers, through the products and services they provide. We call on companies to support and respect the protection of internationally proclaimed human rights and ensure that they are not complicit in human rights abuses. Lord Abbett encourages companies to articulate the role that they play in fostering well-being within their local and global communities. Lord Abbett generally supports proposals requesting disclosure of well-being initiatives and related metrics. In evaluating proposals related to well-being, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors. Governance Investors have benefited from positive changes in corporate governance that have benefited businesses and their investors. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating our approach, we are focused on best practice standards for governance, including industry approved frameworks and guidance. Given the materiality of certain ESG factors, we also believe that companies should formalize oversight of ESG within their governance structures through board and management level committees. Political Contributions and Lobbying Lord Abbett recognizes that companies may participate in the political process within legal limits to help shape public policy consistent with a company's strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight. Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, engagement, and reputational or legal risks, among other factors.

Board of Directors The board of directors of a company oversees all aspects of the company's business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee's experience, qualifications, attributes, and skills, as disclosed in the company's proxystatement; (2)the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of the company's management; (4) the nominee's board meeting attendance; (5) the nominee's history of representing shareholder interests on the company's board or other boards; (6) the total number of outside board positions held by the nominee;

(7) the nominee's investment in the company; (8) the company's long-term performance relative to a relevant market index; and (9) takeover activity. Lord Abbett may withhold votes for some or all a company's director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee's candidacy, Lord Abbett will consider additional factors related to the specific committee's oversight responsibilities. Board Diversity A growing body of research has found that companies that are more diverse and inclusive outperform companies that are less diverse and inclusive. Lord Abbett believes companies that draw from a larger pool of perspectives and attract, inspire, and retain talent from many backgrounds are better positioned for long-term, sustainable success. We believe that a company's tone on diversity and inclusion must be set at the top, including maintaining a diverse board of directors. Diversity is multidimensional, and we therefore encourage companies to consider a wide range of diverse characteristics within board composition, including age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation, and skills, among other factors. Lord Abbett has vocalized support for NASDAQ's board diversity expectations for listed companies and believes strongly in the ideals expressed in this proposal which calls for increased board diversity and disclosure. Lord Abbett believes that companies with diverse boards are better positioned for long-term success, and therefore expects companies to maintain a minimum of 30% gender diversity. We expect companies below this threshold to articulate a plan to increase board diversity, and we will actively partner with companies through engagement to encourage and monitor progress. In 2022, Lord Abbett will consider voting against the nominating committee or other relevant directors if there is less than 20% women on the board and no plan has been articulated to diversify board membership. Lord Abbett will also consider voting against the nominating committee or other relevant directors at companies in the Russell 3000, S&P 1500, and FTSE 100 indices if there is no apparent racial or ethnic diversity represented on the board. We expect these minimum thresholds to increase as market standards evolve. Lord Abbett values transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett strongly encourages the reporting of board diversity statistics, including gender, racial and ethnic diversity, in a clear, consistent manner, and will treat a lack of disclosure as an indication that the board lacks diversity. Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for advancing diversity on the board. Overboarding Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. We believe it is important that directors not be "overboarded" to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against directors that we deem to be "overboarded" and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO who sits on more than two outside public company boards. Governance Structure Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or super majority vote standards, among others.

Environmental and Social Factors Lord Abbett believes that boards should maintain oversight over material ESG risks and opportunities, and clearly articulate board and committee responsibilities related to ESG matters. Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated risks associated with climate, equity or well-being that the company and its board have failed to address. Majority Voting Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard. Board Classification Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1)the company's long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts. Board Independence Lord Abbett believes that independent board oversight is key to a company's long-term performance and believes that a majority of board members should be independent from the company. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and federal securities laws, a director generally is determined to qualify as independent if the director is not employed by the company and does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent. Independent Board Chair Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company's risk-taking behavior by requiring that the role of the chair of the company's board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company's governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors' spokesperson.

Compensation and Benefits Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company's compensation structure. Lord Abbett reviews all issues related to compensation on a case-by-case basis and may oppose management if: (1) we deem a company's compensation to be excessive or inconsistent with that of its peers; (2) we believe a company's compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation "Say-on-pay" proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation. Equity Compensation Plans Equity compensation plans are intended to reward an executive's performance through various stock-based incentives and should be designed to align an executive's compensation with a company's long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock's volatility, management's rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant. Clawback Provisions Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company's risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive's or the company's performance, or accounting irregularities, among other factors we may deem relevant. Tax Gross-ups Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive's tax liability with respect to compensation, perquisites, and other benefits. Severance Agreements Severance or so-called "golden parachute" payments are sometimes made to departing executives after termination or upon a company's change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive's or the company's poor performance, or materially amended shortly before a triggering event. Employee Stock Purchase Plans Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors. Advisory Vote on Executive Compensation "Say-on-pay" proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation. Equity Compensation Plans Equity compensation plans are intended to reward an executive's performance through various stock-based incentives and should be designed to align an executive's compensation with a company's long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock's volatility, management's rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant. Clawback Provisions Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company's risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive's or the company's performance, or accounting irregularities, among other factors we may deem relevant. Tax Gross-ups Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive's tax liability with respect to compensation, perquisites, and other benefits. Severance Agreements Severance or so-called "golden parachute" payments are sometimes made to departing executives after termination or upon a company's change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive's or the company's poor performance, or materially amended shortly before a triggering event. Employee Stock Purchase Plans Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

Shareholder Rights Proxy access Proxy access proposals advocate permitting shareholders to have their nominees for election to a company's board of directors included in the company's proxy statement in opposition to the company's own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law ("proxy fix-it"proposals)on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place. Shareholder Rights Plans Shareholder rights plans or "poison pills" are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

Rights to Call Special Shareholder Meetings Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company's annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place. Rights to Act by Written Consent Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold. Supermajority Vote Requirements A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. Lord Abbett typically supports shareholders' ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them. Cumulative Voting Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder, or group of shareholders, using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals. Confidential Voting Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders' anonymity. Reimbursing Proxy Solicitation Expenses Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest. Transacting Other Business Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.

Corporate Matters Charter Amendments A company's charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company's organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines. Capital Structure A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company's number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect. Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights and will typically vote for proposals to eliminate a dual or multi-class voting structure. Reincorporation We generally follow management's recommendation regarding proposals to change a company's state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders' interests. Mergers, Acquisitions, and Restructurings Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.

Auditors Auditors are responsible for examining, correcting, and verifying the accuracy of a company's financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders' best economic interests, among other factors we may deem relevant.

Proxy Voting Process Overview Lord Abbett encourages good governance and sustainable corporate practices, which contribute to long-term shareholder value creation. We have procedures in place to ensure that we vote proxies in the best interest of our clients. With this in mind, Lord Abbett has implemented the following approach to the proxy voting process: The Investment Stewardship team provides recommendations on how to vote the security to the relevant investment team, who makes the final decision for their client portfolios, absent a material conflict of interest, as described in the "Conflicts of Interest" section included herein. From time to time, there may be votes that the Investment Stewardship team deems appropriate to address with members of the Executive and Investment Committees, and/or other leadership teams.The votes are presented, and a final decision is agreed upon. Once a voting decision has been made, the Investment Stewardship team is responsible for submitting Lord Abbett's vote. When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the Investment Stewardship team, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as "Taft- Hartley plans," Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client. These guidelines provide a general summary of Lord Abbett's views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds, and their shareholders. Many different types of proposals may arise under the broad categories discussed in this document, and we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

Retention and Oversight of Proxy Service Provider Lord Abbett has retained an independent third party service provider (the "Proxy Service Provider") to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett's conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider's recommendations. Lord Abbett monitors theProxy Service Provider's capacity, competency, and conflictsof interest to ensure that we continue to vote proxies in the best interests of our clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include ESG thought leadership, conflicts of interest, methodologies for developing vote recommendations, changes in leadership and control, and resources, among other things. Conflicts of Interest Conflicts of interest may arise in the proxy voting process. Such a conflict may exist, for example, when a client's account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients' best interests rather than our own. These safeguards include, but are not limited to, the following: Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds' independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds' ESG & Proxy Committee2 (the "Committee") and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider's recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Committee regarding the company. Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a"significant business relationship" means: (1) a broker dealer firm that is responsible for one percent or more of the Funds' total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett's separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett's knowledge, holds at least $5 million in shares of the Funds;and/ or (5) a retirement plan client that, to Lord Abbett's knowledge, has at least $5 million invested in the Funds. 1 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider. 2 The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to An ESG & Proxy Committee comprised solely of independent directors or trustees. The ESG & Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett's actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett's policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

If a Fund owns shares of a company with a significant business relationship ("ConflictShares") and Lord Abbett seeks to vote contrary to the Proxy Service Provider's recommendation, then Lord Abbett will notify the Funds' Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett's proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds' Conflict Shares in accordance with the Proxy Service Provider's recommendation. Lord Abbett periodically will report to the Funds' Committee its record of voting the Funds' Conflict Shares in accordance with Committee member instructions. Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client's Conflict Shares in the manner it votes the Funds' Conflict Shares. To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients' investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the investment team acting on behalf of the second account. Securities Lending The Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for several reasons, including if Lord Abbett does not receive timely notice of a meeting, or if Lord Abbett deems the opportunity for a Fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting. Shareholder Resolutions Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective. Share Blocking Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company's stock during a specified period before the company's shareholder meeting. Lord Abbett believes that inthese situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett's general policy to not vote securities in cases where share blocking restrictions apply.

Appendix A Targeted Exclusion Policy Controversial Weapons Lord Abbett is committed to supporting and upholding conventions that seek to ban the production of controversial weapons. We, therefore, seek to exclude investment in private or public companies involved in the production, development, sale, or maintenance of controversial weapons. For purposes of this policy, we define controversial weapons as: ANTI-PERSONNEL MINES- as defined by the 1997 Ottawa (MineBan) Treaty. BIOLOGICAL AND CHEMICAL WEAPONS- as defined by the 1972 Biological and Toxin Weapons Convention and the 1993 Chemical Weapons Convention. CLUSTER WEAPONS - as defined by the 2008 Convention on Cluster Munitions. Lord Abbett has entered into an agreement with an independent, global, third-party ESG research firm to identify companies deemed to be involved in theproduction, development sale or maintenance of controversial weapons. This information is supplemented with our own proprietary fundamental research. Implementation of our Controversial Weapons Exclusion Policy is managed by our internal Compliance Department. Investments in companies deemed to be involved in controversial weapons are restricted on a pre-trade basis. This Controversial Weapons Exclusion Policy is applicable to all Lord Abbett Funds and portfolios domiciled in Europe. Other Exclusions Lord Abbett is committed to complying with all economic sanctions issued by the United States Department of theTreasury - Office of Foreign Assets Control ("OFAC"). Investments in individuals, groups or entities deemed Specially Designated Nationals and, thus, subject to OFAC's sanction lists, are restricted on a pre-trade basis. These restrictions are applied across all investment portfolios and products.

LORD ABETT

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2025

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.

Our approach to proxy voting is guided by the following additional principles:

1.

Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2.

Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3.

Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

4.

Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5.

Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

A.	VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.

These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.

Board structure and performance

MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:

Director independence

MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion)1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominating committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.

As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder

[1]	MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or of a third party (e.g., proxy advisory firm).

representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee’s election these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors or is not majority independent for those companies listed on the Prime Market with a controlling shareholder.

MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of “independent” directors. For Canada and US companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Australia, Benelux, Ireland, New Zealand, Switzerland, and UK companies MFS generally votes against any non-independent nominee that would cause the audit or compensation/remuneration committee to not be fully independent. For Korea companies, MFS generally votes against any non-independent nominee or other relevant director that would cause the audit committee to not be fully independent, would result in the chair of the nominating and compensation/remuneration committee to not be independent, or would cause the nominating and compensation/remuneration committees to be less than majority independent. In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.

While there are currently markets where we accept lower levels of independence, we expect to expand these independence guidelines to all markets over time.

Independent chairs

MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.

Tenure in leadership roles

We may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if progress on refreshment is not made or being considered by the company’s board or we identify other concerns that suggest more immediate refreshment is necessary, such as the director’s role on a key committee.

Overboarding

All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances.

MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

As a general guideline, MFS will generally vote against a director’s election if they:

•

Are not a CEO or executive chair of a public company but serve on more than four (4) public company boards in total at US companies and more than five (5) public boards for companies in other non-US markets.

•

Are a CEO or executive chair of a public company and serve on more than two (2) public company boards in total at US companies and two (2) outside public company boards for companies in non-US markets. In these cases, MFS would likely only apply a vote against at the meetings of the companies where the director is non-executive.

MFS may consider exceptions to this guideline if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law), or iii) after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.

Diversity

MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.

Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting guideline.

On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting guideline towards this over time.

Currently, where data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:

•	At US, Canadian, European, Australian, New Zealand companies: less than 24%.

•	At Brazilian companies: less than 20%.

•	At Chinese, Hong Kong, Indian, Japanese, Korean, other Latin American companies: less than 10%.

As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.

MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.

For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.

Board size

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.

Other concerns related to director election:

MFS may also not support some or all nominees standing for election to a board if we determine:

•	There are concerns with a director or board regarding performance, governance or oversight, which may include:
o

Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;

o

A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer’s charter documents, or the introduction of shareholder unfriendly provisions or actions; or

o	Allowing the hedging and/or significant pledging of company shares by executives.

•	A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;

•	The board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders;

•

The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda (including those related to net-operating loss carry-forwards); or

•	In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.

Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.

Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Proxy contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.

Other items related to board accountability:

Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent:

MFS believes a threshold of 15-25% is an appropriate balance of shareholder and company interests, with thresholds of 15% for large and widely held companies.

MFS will generally support management proposals to establish these rights where they do not currently exist. MFS will generally support shareholder proposals to adjust existing rights to within the thresholds described above. MFS may also support shareholder proposals to establish the right at a threshold of 10% or above if no existing right exists and no right is presented for vote by management within the threshold range described above.

MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.

Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

Items related to shareholder rights:

Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach. For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Items related to capitalization proposals, capital allocation and corporate actions:

Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted below under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.

MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.

Independent Auditors

MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where we believe:

•	The plan is aligned with the company’s current strategic priorities with a focused set of clear, suitably ambitious and measurable performance conditions;

•

Practices of concern may include an incentive plan without financial performance conditions, without a substantial majority weighting to quantitative metrics or that vests substantially below median performance.

•	Meaningful portions of awards are paid in shares and based on long performance periods (e.g., at least three years);

•	Practices of concern may include low executive share ownership in the context of total pay and tenure.

•	Awards and potential future awards, reflect the nature of the business, value created and the executive’s performance;

•	Practices of concern may include large windfall gains or award increases without justification.

•	Awards are fair, not detrimental to firm culture and reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative); and

•

Practices of concern may include one-off awards without justification or robust performance conditions, equity awards repriced without shareholder approval, substantial executive or director share pledging, egregious perks or substantial internal pay imbalances.

•	The calculation and justification for awards is sufficiently transparent for investors to appraise alignment with performance and future incentives.

MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern by using both internal research and the research of third-party service providers. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:

•	The incentives should be tied to issues that are financially material for the issuer in question.

•	They should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures.

•	The weighting of incentives should be appropriately balanced with other strategic priorities.

We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.

Stock Plans

MFS may oppose stock option programs and restricted stock plans if they:

•

Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

•	Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.

•

Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.

In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.

MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:

•	MFS votes against consecutive pay votes;

•

MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly;

•	MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that we believe are detrimental the long-term success of the company; or

•	An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

Shareholder Proposals on Executive Compensation

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.

MFS may support reasonably crafted shareholder proposals that:

•

Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;

•

Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;

•	Expressly prohibit the backdating of stock options; or,

•	Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental and Social Proposals

Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.

Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis.

For example, MFS may support reasonably crafted proposals:

•

On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company’s data; or request appropriately robust and ambitious plans or targets.

•

Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.

•

On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.

•	On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).

•	On tax: that request reporting in line with the GRI 207 Standard on Tax.

•	On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.

MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.	GOVERNANCE OF PROXY VOTING ACTIVITIES

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.

2.	Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS identifies and evaluates a potentially concerning executive compensation issue in relation to an advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst for proposals relating to a merger, an acquisition, a sale of company assets or other similar transactions (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above

[2]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.3

3.	Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

C.	OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1.	Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs

[3]

MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.

In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.	Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.4 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3.	Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4.	Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some

[4]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

D.	ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact proxyteam@mfs.com.

E.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

F.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regard to environmental, social or governance issues.

Morgan Stanley Investment Management Equity Proxy Voting Policy and Procedures

1.	General Proxy Voting Guidelines

Morgan Stanley Investment Management (“MSIM”) and its affiliates1 will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary duties, including beneficiaries of and participants in a client’s benefit plan(s) for which MSIM manages assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy.2

MSIM has a decentralized approach towards investment management, consisting of independent investment teams. Accordingly, this Policy serves as guidance for MSIM investment teams addressing a broad range of issues, and general voting parameters on proposals that arise most frequently.

MSIM investment teams endeavor to integrate this Policy with their investment goals and client expectations, using their vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

As such, MSIM investment teams seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different vehicles/products and clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter.

Voting Proxies for Certain Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. Institutional Shareholder Services (“ISS”) has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending

MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting.

[1]

The MSIM entities covered by this Equity Proxy Voting Policy and Procedures (the “Policy”) currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, Morgan Stanley Eaton Vance CLO CM LLC and FundLogic SAS (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

[2]

This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed-income instruments (collectively, “Fixed Income Instruments”). Instead, MSIM’s Policy for Exercising Consents Related to Fixed Income Instruments applies to MSIM’s exercise of discretionary authority or other investment management services, to the extent MSIM has been granted authority to exercise consents for an account with respect to any Fixed Income Instruments held therein.

However, in certain circumstances a portfolio manager may seek to recall shares for the purposes of voting. In this event, the handling of such recall requests would be on a best efforts basis.

A.	Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

-	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

-	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review. We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

MSIM is supportive of the use of technology to conduct virtual shareholder meetings in parallel with physical meetings, for increased investor participation. However, adoption of a ‘virtual-only’ approach would restrict meaningful exchange between the company and shareholders. Therefore, MSIM is generally not supportive of proposals seeking authority to conduct virtual-only shareholder meetings.

B.	Board of Directors

a.	Election of Directors

Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

◾

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other matters we believe could be financially material.

◾

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger

2

independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

1.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. However, in markets where board independence is not the norm, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

2.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

◾

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

◾	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

◾

We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

◾

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

◾

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

◾	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

◾

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

◾

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than four public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

3

◾

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

b.	Discharge of Directors’ Duties

In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

c.	Board Independence

We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2⁄3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

d.	Board Diversity

We believe that board diversity is a potentially financially material issue. As such we generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and / or chair (or other resolutions when the nomination chair is not up for re-election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

e.	Majority Voting

We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

f.	Proxy Access

We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

g.	Reimbursement for Dissident Nominees

We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

4

h.	Proposals to Elect Directors More Frequently

In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

i.	Cumulative Voting

We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

j.	Separation of Chairman and CEO Positions

We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

k.	Director Retirement Age and Term Limits

Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

l.	Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors

Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

5

E.	Changes in Capital Structure

We generally support the following:

-	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

-

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

-

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

-

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

-	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

-	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

-	Management proposals to effect stock splits.

-

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

-	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

We generally oppose the following (notwithstanding management support):

-	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

-

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

-

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

-	Proposals relating to changes in capitalization by 100% or more.

6

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights

-	Shareholder Rights Plans

We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

-	Supermajority Voting Requirements

We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

-	Shareholders Right to Call a Special Meeting

We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

-	Written Consent Rights

In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

-	Reincorporation

We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

-	Anti-greenmail Provisions

Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7

-	Bundled Proposals

We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration

We generally support the following:

-

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

-

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

-

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

-	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally

8

support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.	Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. Relevant social and environmental issues, including principal adverse sustainability impacts, may influence long-term risk and return. Consequently, investment teams may consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the extent to which they believe the social and environmental issues identified in the proposal could impact shareholder value. In reviewing proposals on such issues, investment teams may consider the financial materiality, including the company’s exposure to the risk or opportunity, the management of such issues and a company’s current disclosures. In assessing and prioritizing proposals, we carefully reflect on the potential financial materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place. Investment teams may seek to balance concerns on reputational, operational, litigation and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. Investment teams may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and may oppose proposals that intrude excessively on management prerogatives and/or board discretion. Investment teams may generally vote against proposals requesting reports or actions they believe are duplicative, related to matters not considered by the investment team to be financially material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company’s business and commercial context and recognise that there is no one size fits all that can apply to all companies.

9

Environmental	Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures) for companies for which such issues may be financially material. We also generally support proposals that aim to ensure companies communicate credibly on their commitments to manage reputational risks. As such, we generally support proposals that aim to encourage companies to use independently verified Science Based Targets to ensure emissions are in line with the Paris Agreement on Climate Change, which should ultimately help companies who seek to manage long-term climate-related risks do so in a way that remains credible. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Social	Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors, for companies where such issues could be considered by the investment teams as financially material. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

-

Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity in line with local rules.

-	Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

-	Seek disclosure of relevant diversity policies and meaningful workforce diversity data, including EEO-1 data.

We consider proposals on other social issues on a case-by-case basis but generally support proposals that: Seek to enhance transparency through disclosures on supply chain management, particularly in cases where this is a financially material risk.

We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.

J.	Funds of Funds

Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

10

Voting Conditions Triggered Under Rule 12d1-4

Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”). In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open-or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open-or closed-end fund.

Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund. In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.

3.	Administration of the Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients’ objectives, portfolio managers and other members of investment staff play a key role in proxy voting, individual investment teams are responsible for determining decisions on proxy votes and may, where relevant, consult the GST. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process. As noted below, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and may amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard following consultation and approval from the investment teams.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these

11

accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. The Committee will review developing issues, as appropriate, as requested by the GST.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

•	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

•	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

•

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

•

One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

•	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

•

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

•	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

12

C.	Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.

MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

D. Retention and Oversight of Proxy Advisory Firms

ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Recordkeeping

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

13

Retention	and Oversight of Outsourced Proxy Voting

Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.

Policy	Statement

The Policy, with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

-

With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

-

For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

-

For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

-

In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

-

Certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed below do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

14

Appendix	A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

15

Proxy Voting Policy

April 2025

Policy

It is PIMCO’s policy (the “Policy”) to exercise any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority consistent with PIMCO’s fiduciary obligations and applicable law.1

PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies.3 PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.

A.	General Policy Statement

The Policy is reasonably designed to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department. the Conflicts Committee or the Proxy Working Group has determined that it is consistent with PIMCO’s fiduciary obligations not to vote4.

PIMCO will take reasonable steps to submit votes on behalf of clients; however, there may be operational circumstances that prevent PIMCO’s proxy vote elections from being processed.

B.	Conflicts of Interest

1.	Identification of Conflicts of Interest

Actual or potential conflicts of interest could arise when PIMCO votes client proxies, including but not limited to: (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM/Analyst responsible for voting a proxy has a personal5 or business relationship unrelated to PIMCO’s current business with the issuer; and (iii) if PIMCO clients have divergent interests in the proxy vote.

[1]

Voting or consent rights shall not include matters that are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

[2]

Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[3]

PIMCO generally will not, however, vote proxies subject to securities lending arrangements directed by clients unless PIMCO accepts express contractual authority over the client’s securities lending activities and this authority includes the ability to recall loaned securities.

[4]

This includes instances when PIMCO does not have proxy voting authority under applicable provisions of relevant investment management agreements for retail separately managed accounts, and/or PIMCO is prohibited from taking action on a proxy voting matter due to applicable global economic sanctions that restrict investment decisions with respect to a particular issuer or company.

[5]	Personal relationships include employee and immediate family member interests with an issuer.

GLOBAL PROXY VOTING POLICY  | APRIL 2025

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving or mitigating them as described in this Policy.

Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any disclosed conflicts of interest identified by the ISP to PIMCO.

Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting. If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client. If a potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the procedures described in section 2, below, shall be followed.

2.	Resolution of Potential/ Identified Conflicts of Interest

Equity Securities.6 PIMCO has retained an ISP7 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. Such research and voting recommendations are provided to the PM/Analyst who is responsible for voting on a proxy on behalf of each client. Each PM/analyst is responsible for evaluating and voting proxies based on such information determined to be relevant to the proxy vote. By following the guidelines of an ISP, PIMCO seeks to mitigate potential conflicts of interest the firm may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review each proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation. In each case, the determination will be made in the client’s best interest and consistent with PIMCO’s fiduciary duties.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian.

When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

[6]

The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[7]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services , Inc., (“ISS”).

GLOBAL PROXY VOTING POLICY  | APRIL 2025

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:

•

If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM’s/Analyst’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•

If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of each client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

Affiliated Fund Considerations

PIMCO will vote client (including ERISA account) proxies relating to an underlying PIMCO-affiliated fund in accordance with the offering disclosure, or governing documents or any applicable contract for the client holding shares of the underlying PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will generally vote client proxies relating to an underlying PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy,8 unless such practice is prohibited by law, regulation, or the contractual arrangements between the account and PIMCO.

The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may, as an alternative to “echo” or “mirror” voting, determine, in its sole discretion, to resolve a conflict of interest with respect to a client holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. PIMCO may, in its sole discretion, elect not to follow a recommendation of the ISP relating to PIMCO-affiliated fund shares when doing so is in a particular client’s best interest and consistent with PIMCO’s fiduciary duties. In such cases, PIMCO will follow the conflict review procedures referenced above.

3.	Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including but not limited to:

•	The extent and nature of the actual or potential conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) where it may be appropriate to give guidance to PIMCO;

•	The nature of the relationship of the issuer with the PM/Analyst or PIMCO (if any);

[8]

“Echo” or “mirror” voting generally means that PIMCO will vote shares held by the client in the same proportion as all other third-party shareholders of the underlying PIMCO-affiliated fund. If only clients for which PIMCO retains proxy voting discretion are expected to vote on a matter for the underlying PIMCO-affiliated fund and such clients are voting on a similar matter as the underlying PIMCO-affiliated fund, then the clients will vote their shares of the underlying PIMCO-affiliated fund in the same proportion as the clients’ third-party shareholders voted shares of the client on the matter. If only clients for which PIMCO retains proxy voting discretion are expected to vote on a matter for the underlying PIMCO-affiliated fund and such clients are not voting on a similar matter, then such clients will seek to vote in the same proportion as the third-party shareholders of the trust or other entity of which the underlying PIMCO-affiliated fund is a series.

GLOBAL PROXY VOTING POLICY  | APRIL 2025

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and

•	Whether the direction of the proposed vote would appear to benefit the PM/Analyst (including any personal relationship), PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol. The Working Group may elect to meet and review proxy related matters in lieu of establishing a protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C.	ISP Oversight

Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: i) the ISP’s operational processes and ability to provide proxy voting research and recommendations9 and ii) the ISP’s compliance program.

D.	Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a sub-adviser to provide portfolio management services to certain PIMCO-affiliated funds. Consistent with its management responsibilities, the Sub-Adviser may assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

E.	Reporting and Disclosure Requirements and the Availability of Proxy Voting Records[10]

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will seek to ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also seek to ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its Form N-CSR and N-CSRS report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website. PIMCO’s Americas Fund, Client and Legal Operations department is responsible for confirming that this information is posted on each fund’s website. PIMCO will seek to ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and Form N-CSR and N-CSRS reports describing (or, in the case of

[9]	This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.
[10]

For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will seek to ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

GLOBAL PROXY VOTING POLICY  | APRIL 2025

Form N-CSR and N-CSRS reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. PIMCO will make the information disclosed in each applicable fund’s most recently filed report on Form N-PX publicly available on or through the fund’s website as soon as reasonably practicable after filing the report with the SEC in accordance with applicable law.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO’s Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

F.	Records

PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with PIMCO’s Records Management Policy.

Effective:	August 2003

Revised:	May 2007	November 2017
	May 2010	April 2020
	October 2012	April 2025
June 2014

GLOBAL PROXY VOTING POLICY  | APRIL 2025

POLEN CAPITAL MANAGEMENT LLC PROXY VOTING POLICY

Proxy Voting Disclosure

Polen Capital Management, LLC and/or Polen Capital UK LLP (collectively, the “Firm” or “Polen Capital”) will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies, or the client does not retain voting authority. The Firm currently has client accounts over which it has proxy voting authority.

The Firm exercises proxy voting to fulfill its fiduciary duty and directly influence corporate policy in a way that the Firm believes will maximize shareholder value. The investment teams are responsible for proxy voting and undertake review and consideration of all proxy votes for governance matters and shareholder proposal issues.

The Firm utilizes a third-party service provider (currently Institutional Shareholder Services or “ISS”) for research and recommendations on proxy issues facilitating the processing of the Firm’s ultimate selections for each proxy vote. The Firm specifically uses ISS’s Sustainability Voting Guidelines currently, which we believe generally supports positive corporate ESG actions that promote practices that present new opportunities or mitigate related financial and reputational risks.

In voting proxies, the Firm currently consults ISS’s Sustainability Voting Guidelines but makes an independent decision for each vote. If the Firm disagrees with ISS’s recommendation, the reasons are documented internally.

Additional information about ISS and the ISS Sustainability Voting Guidelines is available at http://www.issgovernance.com/policy.

The Chief Compliance Officer of Polen Capital has been delegated the authority for ensuring voting decisions are documented in accordance with these policies and ensuring there are processes in place to facilitate the voting of proxies in a timely manner.

Polen Capital relies on ISS to maintain proxy statements and records of proxy votes cast and can provide a client with an annual proxy voting summary upon request. The Chief Compliance Officer of Polen Capital maintains a list of those companies which issue publicly traded securities and with which the Firm (or its affiliates) has such a relationship that proxies presented with respect to those companies may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:

•	Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;

•	Companies affiliated with officers, or immediate family members of officers of the Firm or of affiliates of the Firm; and

•

Companies that maintain significant business relationships with the Firm or of affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Firm or an affiliate due to increased or additional fees or other charges to be paid by the client, would also be considered a vote where the Firm has a conflict of interest. The Chief Compliance Officer of Polen Capital will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to voting proxies in the best interests of client accounts, how the proxy will be handled. The Chief Compliance Officer will perform one of the following duties as a result:

1.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;

2.	Employ ISS to advise in the voting of the proxy;

3.	Employ ISS to vote the proxy on behalf of the Firm and its clients; or

4.	Decline to vote the proxy because of the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

To request a copy of how a proxy was voted, please contact compliance@polencapital.com.

Proxy and Corporate Action Voting Policy

Dated March 2020

Policy

When voting proxies or acting on corporate actions for clients, Post will decide based on the best interests of its clients. Post shall act in a prudent and diligent manner and make voting decisions Post believes enhance the value of the assets of client accounts. With respect to ERISA accounts, plan beneficiaries and participants, voting will be in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder. Unless a client specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote proxies or act on other actions received in sufficient time prior to their deadlines as part of its discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

Background

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-ended investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does occasionally hold a limited amount of voting securities or securities for which shareholder action is solicited in a client account.

Responsibility

The Chief Compliance Officer (CCO) is responsible for establishing this policy, ensuring that this policy is consistent with applicable federal securities laws and regulations, updating this policy based on changes to federal securities laws and regulations and providing effective disclosure of this policy as applicable. Additionally, the Compliance Department (Compliance) is responsible for evaluating this policy no less frequently than annually. Compliance is also responsible for restricting securities with pending corporate actions in Charles River.

Post’s Operations Department is responsible for voting proxies in a timely manner and consistently across portfolios as well as handling clients’ corporate actions.

Proxy Voting Procedures

Operations will consider each proxy issue individually and vote in a manner which Post believes enhances the value of client accounts overall. Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

Corporate Actions Procedures

The following procedures are following in addressing corporate actions:

•	Operations will receive notifications of corporate actions from State Street.

•	Operations will request and receive instructions from the relevant PM or Analyst covering the security.

•	Operations will vote consistent with the instructions in State Street’s CApTAIN system and send confirmatory documentation back to the relevant PM or Analyst.

•	For mandatory calls, Operations will add the positions to the cash sheet and Compliance will add those securities to a restricted list in Charles River.

•	State Street will automatically execute exchanges due to standing instructions from Post.

Record Retention

All records associated with this policy that require retention shall be maintained according to the record retention obligations enumerated in the attached Recordkeeping Policy.

1

March 2025
Global Proxy Voting and Engagement Policy

State Street Global Advisors is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Global Advisors votes its clients’ proxies where the client has delegated proxy voting authority to it, and State Street Global Advisors votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.[1]

When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients’ assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Global Advisors Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Global Advisors will only apply in jurisdictions where permitted by local law and regulations. State Street Global Advisors will not apply any policies contained herein in any jurisdictions where State Street Global Advisors believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.

1 This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

2

Introduction

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. Our primary fiduciary obligation to our clients is to maximize the long-term value of their investments. State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to a firm’s business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.

Our Asset Stewardship Program

State Street Global Advisors’ Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, the Policy, and for monitoring the delivery of voting objectives.

In order to facilitate the execution of our proxy votes, we retain Institutional Shareholder Services Inc. (“ISS”). We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Policy, and (3) provide research and analysis relating to general corporate governance issues and specific proxy items. State Street Global Advisors does not follow the voting recommendations of any policy offered by ISS or any other proxy voting policy provider in implementing the Policy.

All voting decisions and engagement activities for which State Street Global Advisors has been given voting discretion are undertaken in accordance with this Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetings in cases where:

•

Power of attorney documentation is required.

3

•

Voting would have a material impact on our ability to trade the security.

•

Voting is not permissible due to sanctions affecting a company or individual.

•

Issuer-specific special documentation is required or various market or issuer certifications are required.

•

Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).

•

Unless a client directs otherwise in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians used by our clients do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

Voting authority attached to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.

The State Street Global Advisors Proxy Voting Choice Program

In addition to the option of delegating proxy voting authority to State Street Global Advisors pursuant to this Policy, clients may alternatively choose to participate in the State Street Global Advisors Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Choice Program to apply to the vote of the client’s pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.

Securities Not Voted Pursuant to the Policy	Where clients have asked State Street Global Advisors to vote the client’s shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Global Advisors, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Global

4

Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Global Advisors pursuant to this Policy.

Regional Nuances

When voting and engaging with companies, we may consider market-specific nuances that may be relevant to that company. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes, and to publicly disclose their level of compliance with the applicable provisions and requirements. Except where specified, this Policy applies globally.

Our Proxy Voting and Engagement Principles	State Street Global Advisors’ proxy voting and engagement program focuses on three broad principles:

1. Effective Board Oversight: We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and experience to manage risks and operating structures that are often complex and industry-specific.

2. Disclosure: It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies

5

should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

3. Shareholder Protection: State Street Global Advisors believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders’ right to exercise their proxy vote on matters that are important to the protection of their investment, such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.

Application of Principles

These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Global Advisors’ proxy voting decisions. When voting at portfolio companies in different markets, State Street Global Advisors may apply the principles in ways that are specific to a given market based on factors such as availability of data, resources, disclosure practices, and size of holdings in our clients’ accounts.

Shareholder Proposals

When voting our clients’ proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. For proposals related to commonly requested disclosure topics, we have developed the criteria found in Appendix A to assess the effectiveness of disclosure on such topics in connection with these types of proposals.

Engagement

We conduct engagements with individual issuers to communicate the principles set forth in this Policy and to learn more about companies’ strategy, board oversight and disclosure practices. We do not seek to change or influence control of any portfolio company through these engagements. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

6

Section I. Effective Board Oversight

Director Independence

We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We have developed criteria for determining director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:

•

Participation in related-party transactions or other material business relations with the company

•

Employment history with the company

•

Status as founder or member of the founding family

•

Government representative

•

Excessive tenure and preponderance of long-tenured directors

•

Relations with significant shareholders

•

Close family ties with any of the company’s advisers, directors or senior employees

•

Cross-directorships

•

Receipt of non-board related compensation from the issuer, its auditors or advisors

•

Company’s own classification of a director as non-independent

In some cases, State Street Global Advisors’ criteria may be more rigorous than applicable local or listing requirements.

Majority Independent Board

We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests.

Separation of Chair/CEO

Our primary focus is to ensure there is strong independent leadership of the board, in accordance with the principles discussed above. We generally believe the board is best placed to choose the governance structure that is most appropriate for that company.

Board Committees	We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for determining committee

7

independence as we do for determining director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.

Refreshment and Tenure

We believe that average board tenure should generally align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures and the business cycle for the industry in which a company operates.

Director Time Commitments

We believe a company’s nominating committee is best placed to determine appropriate time commitments for the company’s directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.

Board Composition

We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of backgrounds, experiences, and perspectives, which may include a range of characteristics such as skills, gender, race, ethnicity, and age. By having a critical mass of diverse perspectives, boards could experience the benefits that may lead to innovative ideas and foster more robust conversations about a company’s strategy.

We recognize that many factors may influence board composition, including board size, geographic location, and local regulations, among others. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective, independent oversight of a company’s long-term strategy. We believe nominating committees are best placed to determining the most effective board composition and we encourage companies to ensure that there are sufficient levels of diverse experiences and perspectives represented in the boardroom.

Board Expertise	We believe board members should have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including sustainability-related issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. We believe nominating committees are best positioned to evaluate the skillset and expertise of both existing and prospective board members. However, we may take such considerations into account in certain circumstances.

8

Board Accountability	Oversight of Strategy and Risk We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients’ portfolios, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

When evaluating a board’s oversight of risks and opportunities, we assess the following factors, based on disclosures by, and engagements with, portfolio companies:
1. Oversees Long-term Strategy
• Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy
• Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy
2. Demonstrates an Effective Oversight Process
• Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
• Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level
• Utilizes KPIs or metrics to assess the effectiveness of risk management processes
• Engages with key stakeholders including employees and investors
3. Ensures Effective Leadership
• Holds management accountable for progress on relevant metrics and targets

9

•

Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company’s business or operations

• Conducts a periodic effectiveness review
4. Ensures Disclosures of Material Information

• Ensures publication of relevant disclosures, including those regarding material topics

Compliancewith Corporate Governance Principles

Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders’ long-term interests.

We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.

ProxyContests

We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the skills and expertise to fulfill the duties of board members, and to act as effective fiduciaries. While our default position is to support the committees’ judgement, we consider the following factors when evaluating dissident nominees:

• Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board

• Effectiveness, quality, and experience of the management slate

• Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board

• Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure

• Company performance and, if applicable, the merit of a recovery plan

• Expertise of board members with respect to company industry and strategy

10

BoardOversight of Geopolitical Risk

As stewards of our clients’ assets, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. We expect portfolio companies that may be impacted by geopolitical risk to:

• Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions-related, regulatory, and/or reputational risks, among others;

• Strengthen board oversight of these efforts; and

• Describe these efforts in public disclosures.

Compensationand Remuneration

We consider it the board’s responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.

For example, criteria we may consider include the following:

•

Overall quantum relative to company performance

•

Vesting periods and length of performance targets

•

Mix of performance, time and options-based stock units

•

Use of special grants and one-time awards

•

Retesting and repricing features

•

Disclosure and transparency

11

Board Meeting Attendance

We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.

Section II. Disclosure

It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Reporting

Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company’s financial condition.

Sustainability-related Disclosures

We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies’ oversight, strategy, and business practices related to these sustainability issues identified as material.

We look to companies to provide disclosure on sustainability-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.

Climate-related Disclosures

We believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhancing investor-useful disclosure related to this topic.

For companies that have identified climate risk as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities

12

relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.

•

We encourage the disclosure of Scope 1 and Scope 2 emissions and related targets. However, State Street Global Advisors is not prescriptive in how a company sets its targets. We expect companies that have adopted net zero ambitions to disclose interim climate targets. In each case, if a company chooses not to disclose any climate targets, we expect the company to provide an explanation of how the company measures and monitors progress on managing climate-related risks and opportunities.

•

We do not expect any company to set Scope 3 targets. We encourage companies to identify and disclose the most relevant categories of Scope 3 emissions. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty. Therefore, if a company determines that categories of Scope 3 emissions are impracticable to estimate, we encourage the company to explain the relevant limitations. We also encourage companies to explain any efforts to address Scope 3 emissions, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.

Say-on-Climate Proposals

While we generally believe in the importance of effective disclosure of climate-related risks a company has deemed material to its business, we do not endorse annual advisory climate votes. Where management chooses to include a Say-on-Climate vote, we assess the company’s climate-related disclosure in accordance with the criteria listed in Appendix A.

Board and Workforce Demographics

We expect disclosure on the composition of both the board and workforce.

Section III. Shareholder Protection

Capital

Share Capital Structure

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

13

Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:

• Increase in Authorized Common Shares

• Increase in Authorized Preferred Shares

• Unequal Voting Rights

• Share Repurchase Programs

Dividend Payouts (Japan Only)

For Japanese issuers, we are generally supportive of dividend payouts that constitute 30 percent or more of net income; however we consider whether the payment may damage the company’s long-term financial health.

Reorganization,Mergers and Acquisitions

The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations.

We evaluate mergers and structural reorganizations on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:

•

Offer premium

•

Strategic rationale

•

Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•

Offers made at a premium and where there are no other higher bidders

•

Offers in which the secondary market price is substantially lower than the net asset value

We also consider the following:

•

Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•

Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

14

•

The current market price of the security exceeds the bid price at the time of voting

Related-PartyTransactions

Some companies have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Cross-Shareholdings(Japan Only)

“Cross-shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Shareholder Rights

ProxyAccess

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving flexibility for management to design a process that is appropriate for the company’s circumstances.

Vote Standards

•

Annual Elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

•

Majority Voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.

Shareholder Meetings

•

Special Meetings and Written Consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate. We believe an appropriate threshold for both calling a special meeting and acting by written consent can be 25% of outstanding shares or less.

15

•

Notice Period to Convene a General Meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least 14 days.

•

Virtual/Hybrid Shareholder Meetings: We believe the right to hold shareholder meetings in a virtual or hybrid format is appropriate with the following best practices:

•

Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

•

Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

•

Provide a written record of all questions posed during the meeting, and

•

Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

Governance Documents & Miscellaneous Items

Article Amendments

We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote.

We believe a majority voting standard is generally appropriate.

We generally believe companies should have a fixed board size, or designate a range for the board size.

Anti-Takeover Issues

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.

Accounting and Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

16

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

State Street Global Advisors believes that a company’s external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We believe a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.

Indemnification and Liability

Generally, we believe directors should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section IV. Shareholder Proposals

We believe that company boards do right by investors and are responsible for overseeing strategy and company management. Towards that end, we generally do not support shareholder proposals that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line or if it is not a topic that the company has deemed to be material in their public disclosure documents.

When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:

1. Effective board oversight

17

2. Quality disclosure 3. Shareholder protection

We will consider supporting a shareholder proposal if:

•

the request is focused on enhanced disclosure of the company’s governance and/or risk oversight

•

the adoption of the request would protect our clients’ interests as minority shareholders; or

•

for common proposal topics for which we have developed assessment criteria, the extent to which the request satisfies the criteria found in Appendix B.

Section V. Engagement

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with portfolio companies. Our stewardship prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate risks in our client’s portfolios. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. We do not seek to change or influence control of any portfolio company through engagement.

Equity Engagements

In general, there are three types of engagements that State Street Global Advisors may hold on behalf of equity holders:

1. Engagements with Portfolio Companies in Connection with a Ballot Item or Other Topic In our Policy: Engagements held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy. Such engagements generally, but not necessarily, occur during “proxy season.” They may be held at the request of State Street Global Advisors or the portfolio company.

2. Off-Season Engagement at the Request of a Portfolio Company: From time-to-time, portfolio companies may seek to engage with State Street Global Advisors in the ‘off-season’ to discuss a particular topic.

3. Off-Season Proactive Engagement Campaigns: Each year, State Street Global Advisors will identify thematic engagement campaigns on important topics for which we are seeking more information to potentially inform our future voting positions.

Fixed Income Engagements	From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Global Advisors to discuss

18

matters pertaining to the debt instruments that State Street Global Advisors holds on behalf of its clients. In such instances, State Street Global Advisors may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Global Advisors’ Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.

In addition, State Street Global Advisors may identify themes for engagement campaigns with issuers on topics that it believes may affect value of its clients’ debt investments. State Street Global Advisors may proactively engage with portfolio companies and other issuers on these topics to help inform our views on the subject.

Where such themes align with those relating to equities, such engagements may be carried out jointly on behalf of both equity and fixed income holdings where there is mutual benefit for both asset classes. Such engagements are led by the State Street Global Advisors Asset Stewardship Team, but may also be attended by the relevant portfolio management teams.

Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Contested Shareholder Meetings, Vote-No Campaigns, or Shareholder Proposals

While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.

Our primary purpose of engaging with investors is:

1.  To gain a better understanding of their position or concerns at investee companies.

2.  In proxy contest situations:

•

To assess possible director candidates where investors are seeking board representation in proxy contest situations

•

To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder

Any information about our vote decisions are available in this document and on our website. All requests for engagement should be sent to GovernanceTeam@ssga.com.

19

Section VI. Other Matters

Securities on Loan	As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting

We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

Appendix A:

Assessment Criteria for Common Disclosure Topics	As outlined above, the pillars of our Asset Stewardship Program rest on effective board oversight, quality disclosure and shareholder protection. We are frequently asked to evaluate proposals on various topics, including requests for enhanced disclosure. Where a company receives a proposal

20

on a topic that the company has determined is material to its business, we will assess the proposal in accordance with the below criteria that we believe represent quality disclosure on commonly requested disclosure topics. In each case, in assessing the proposal against the applicable criteria, we may review the company’s relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).

Climate Disclosure Criteria	For companies that have identified climate-related risks or opportunities as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company, as described in the section related to Climate-Related Disclosures above.

Additionally, where a company is among the highest emitters, we consider whether the company discloses:
• Scenario-planning on relevant risk assessment and strategic planning processes;
• The company’s plans to achieve stated climate-related targets, if any, including information on timelines and expected emissions reductions; and
• Incorporation of relevant climate considerations in financial planning and/or capital allocation decisions.

Climate Transition Plan Disclosure Criteria for Companies that have Adopted a Climate Transition Plan

We do not expect or require companies to adopt net zero ambitions or join relevant industry initiatives. For companies that have adopted a net zero ambition and/or climate transition plan and that receive a related proposal, we assess the proposal against the disclosure criteria set out below. Given that climate related risks present differently across industries, our assessment of the below criteria may vary to account for best practices in specific industries.

General Climate-related Disclosures

• Description of approach to identifying and assessing climate-related risks and opportunities

• Disclosure of resilience of the company’s strategy taking into consideration a range of climate-related scenarios

• Disclosure of Scope 1, Scope 2, and relevant categories of Scope 3 emissions and any assurance

21

Ambition

• Disclosure of long-term climate ambitions

Targets

• Disclosure of short- and/or medium-term interim climate targets

• Disclosure of alignment of climate targets with relevant jurisdictional commitments, specific temperature pathways, and/or sectoral decarbonization approaches

DecarbonizationStrategy

• Disclosure of plans and actions to support stated climate targets and ambitions

• Disclosure of emissions management efforts within the company’s operations and, as applicable, across the value chain

• Disclosure of carbon offsets utilization, if any

• Disclosure of the role of climate solutions (e.g., carbon capture and storage)

• Disclosure of potential social risks and opportunities related to climate transition plan, if any

CapitalAllocation

• Disclosure integration of relevant climate considerations in financial planning

• Disclosure of total actual and planned capital deployed toward climate transition plan

• Disclosure of approach to assessing and prioritizing investments toward climate transition plan (e.g. marginal abatement cost curves, internal carbon pricing, if any)

ClimatePolicy Engagement

• Disclosure of position on climate-related topics relevant to the company’s decarbonization strategy

•

Disclosure of assessment of stated positions on relevant climate-related topics versus those of associations and other relevant policy-influencing entities, such as trade associations, industry bodies, or coalitions, to which the company belongs, and any efforts taken as a result of this review to address potential misalignment.

22

ClimateGovernance

• Disclosure of the board’s role in overseeing climate transition plan

• Disclosure of management’s role in overseeing climate transition plan

PhysicalRisk

• Disclosure of assessment of climate-related physical risks

• Disclosure of approach to managing identified climate-related physical risks

StakeholderEngagement

• Disclosure of engagement with relevant internal stakeholders related to climate transition plan (e.g., workforce training, cross-functional collaboration)

• Disclosure of engagement with relevant external stakeholders related to climate transition plan (e.g., industry collaboration, customer engagement)

Methane Disclosure Criteria	Where a company has determined that methane emissions-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:

•

Disclosure of methane emissions detection and monitoring efforts

•

An explanation of efforts to enhance measurement, reporting, and verification

•

A description of the company’s strategy to manage methane emissions

•

Disclosure of any methane-related metrics and targets utilized

Nature-Related Disclosures: Biodiversity, Deforestation and other Land-Use, Water Management, Pollution and Waste

Where a company has determined that one or more nature-related risks and opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:

•

Governance: Board oversight of the material nature-related risks and opportunities

•

Risk Management: Approach to identifying, assessing, monitoring, and mitigating the material nature-related risks and opportunities

23

•

Strategy: Consideration of material nature-related risks and opportunities in business strategy, resiliency, and planning

•

Metrics and Targets (when relevant): Metrics used to assess, monitor, and manage nature-related risks and opportunities

Human Capital Management Disclosure Criteria

Where a company has determined that human capital management-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:

•

Board Oversight: Methods outlining how the board oversees human capital-related risks and opportunities;

•

Strategy: Approaches to human capital management and how these advance the long-term business strategy;

•

Compensation: Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

•

Voice: Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

•

Workforce Demographics: Role of the board in overseeing workforce demographics efforts

Diversity Equity and Inclusion Disclosure Criteria

Where a company has determined that diversity, equity and inclusion-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:

•

Board Oversight: Describe how the board executes its oversight role in risks and opportunities related to diversity, equity and inclusion

•

Strategy: Articulate the role that diversity, equity, and inclusion plays in the company’s broader human capital management practices and long-term strategy, as well as how the company intends to implement that strategy

•

Metrics: Provide disclosure on the company’s global employee base and board demographics, where permitted

• Board Composition: Articulate the role of diversity of skills, backgrounds, experiences, and perspectives in the board’s nominating process

24

Pay Equity Disclosure Criteria (United States and United Kingdom Only)	Where a company has determined that pay equity-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:

•

Disclosure of adjusted pay gaps related to race and gender within the company (disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the United Kingdom market at this time);

• Disclosure of strategy to achieve and maintain pay equity; and

• Disclosure of the role of the board in overseeing pay strategies as well as diversity-related efforts

Civil Rights Disclosure Criteria (United States Only)	Where a company has determined that civil rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:

• Disclosure of risk related to civil rights, including risks associated with products, practices, and services;

• Disclosure of plans to manage and mitigate these risks; and

• Disclosure of processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

Human Rights Disclosure Criteria	Where a company has determined that human rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:

• Human rights-related risks the company considers more relevant;

• Plans to manage and mitigate these risks;

• Board oversight of these risks; and

• Assessment of the effectiveness of the human rights risk management program.

Political Contributions Disclosure Criteria (United States Only)	For all companies that receive a shareholder proposal related to political contributions, we will assess the proposal in accordance with the following disclosure criteria:

•

Disclosure of all contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and

25

• Disclosure of the role of the board in oversight of political contributions.

Lobbying Disclosure Criteria (United States Only)	For all companies that receive a shareholder proposal related to lobbying disclosure, we will assess the proposal in accordance with the following disclosure criteria:

• Disclosure of membership in United States trade associations (to which payments are above $50,000 per year) and

• Disclosure of the role of the board in overseeing lobbying activities.

Trade Association Alignment Disclosure Criteria	For all companies that receive a shareholder proposal related to trade association alignment, we will assess the proposal in accordance with the following disclosure criteria:

• Disclosure of the board’s role in overseeing the company’s participation in the political process, including membership in trade associations or other policy-influencing entities; and

•

Whether the company regularly performs a gap analysis of its stated positions on relevant issues versus those of the trade associations or other policy-influencing organizations of which it is a member, and

• Whether the company disclosed a list of its trade association memberships

Note: We believe that management is best suited to take positions on the matters related to their company and therefore we do not recommend any specific position. Our support of these types of shareholder proposals, if any, solely reflect our support for enhanced disclosure on assessing alignment between stated company positions and the positions of associations and other relevant policy-influencing entities to which the company belongs in line with market expectations and effective risk management.

About State Street Global Advisors

For over four decades, State Street Global Advisors has served the world’s governments, institutions, and financial advisors. With a rigorous, risk-aware approach built on research, analysis, and market-tested experience, and as pioneers in index and ETF investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $4.72 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2023.

† This figure is presented as of December 31, 2024 and includes ETF AUM of $1,577.74 billion USD of which approximately $82.19 billion USD in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com	© 2025 State Street Corporation. All Rights Reserved.	ID2658960 Exp. Date: 03/31/2026

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT

ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and — most importantly — our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

[1]

This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“TRPA ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the TRPA ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the TRPA ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The TRPA ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the TRPA ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The TRPA ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the TRPA ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The TRPA ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the TRPA ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the TRPA ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the TRPA ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPA ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPA ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or TRPA ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2

[2]	The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

REPORTING, RECORD RETENTION AND OVERSIGHT

The TRPA ESG Committee, and certain personnel under the direction of the TRPA ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, TRPA ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Vaughan Nelson Investment Management, L.P.

Description of Proxy Voting Policy and Procedures

Policy

Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) undertakes to vote all client proxies in a manner reasonably expected to ensure that, where it has voting authority, the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists. The Policy and Procedures, as implemented by the Vaughan Nelson Proxy Voting Committee (PVC), are intended to support good corporate governance, including those corporate practices that address environmental, social and governmental issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline, reviewed annually, is the work product of Vaughan Nelson’s Investment Team and it considers the nature of its business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm Institutional Shareholder Services (ISS), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances, the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson uses ISS in a limited capacity to collect proxy ballots for clients, provide a platform in which to indicate our vote, provide company research as a point of information and assist our firm in generating proxy voting reports.

Vaughan Nelson, in executing its duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, and the types of securities managed. Notwithstanding, if a conflict of interest arises, Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, ISS. If a conflict involves ISS, Vaughan Nelson will take that into consideration when evaluating a proxy item that is not addressed in the firm’s recurring Proxy Voting Guideline. All issues presented for shareholder vote are subject to the oversight of the Proxy Voting Committee, either directly or by application of this Policy and Guideline.

Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company, is restricted from voting the shares it has invested in banking entities on the fund’s behalf in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding share class of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct ISS, an independent third party, to vote the proxies in line with ISS’s recommendation.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Small Combined Holdings / Unsupervised Securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan (voting rights have been passed to the borrower), or 6) securities held on record date but divested prior to meeting date.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of the portfolio.

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1)

Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as required by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020

Wellington’s Philosophy

Wellington Management are long-term stewards of clients’ assets and aim to vote proxies for which we have voting authority in the best interest of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.

It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is judged to represent the best interest of its clients.

Our approach to stewardship

The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.

The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.

Stewardship extends to any area that may affect the long-term sustainability of an investment, including the considerations of environmental, social, and governance (ESG) issues. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.

Our approach to voting

We vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.

Generally, issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proxy proposals on their merits and take voting action in a manner that best serves the interests of our clients. While manual votes are often resolved by ESG analysts, grounded in their sector and company research, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above

1

2023 Global Proxy Voting Guidelines

all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of-boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

When voting on shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we may provide clarification via direct engagement.

Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.

Detailed below are the principles which we consider when deciding how to vote.

Voting guidelines

Board composition and role of directors

Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.

We consider shareholders’ ability to elect directors annually an important right and accordingly, generally support proposals to enable annual director elections and declassify boards.

We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.

Time commitments

We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. We reserve the right to vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.

We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.

Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reason.

Succession planning and board refreshment

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.

2
As of December 2022

2023 Global Proxy Voting Guidelines

We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.

Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.

In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.

To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two- thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board is less than one-third independent.

In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non- independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.

We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.

Board diversity

We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.

We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We expect for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.

3
As of December 2022

2023 Global Proxy Voting Guidelines

We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective or when the gender-diverse representation is below 20% at companies in major indices. Outside of these major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.

We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and provide clear and compelling reason why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ‘‘withhold’’ votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

We generally support proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

Compensation

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

•	Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance

4
As of December 2022

2023 Global Proxy Voting Guidelines

metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

•

Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

•

Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

•

Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ‘‘evergreen’’ feature).

Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.

Non-executive director compensation

We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

5
As of December 2022

2023 Global Proxy Voting Guidelines

Severance arrangements

We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.

Retirement bonuses (Japan)

Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.

Claw-back policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Shareholder Rights

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.

Multiple voting rights

We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.

We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time

6
As of December 2022

2023 Global Proxy Voting Guidelines

after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.

Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.

Proxy access

We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.

Special meeting rights

We believe the right to call a special meeting is a shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support proposals lowering thresholds where the current level exceeds 15% and the shareholder proposals calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Capital structure and capital allocation

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients.

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Capital allocation (Japan)

We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.

7
As of December 2022

2023 Global Proxy Voting Guidelines

Cross-shareholdings (Japan)

Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.

Environmental topics

We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.

Climate change

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is a key tool we use for managing climate risks, as part of our stewardship escalation process.

We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate- related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations for those companies.

Emissions disclosure

We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions — upstream and downstream — with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.

We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies, Climate Action 100+ companies, as well as companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material. We will expand this expectation to large cap companies in Emerging Markets in 2024.

Net-zero targets

As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization

8
As of December 2022

2023 Global Proxy Voting Guidelines

glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For Climate Action 100+ companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).

We generally support shareholder proposals asking for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

Other environmental shareholder proposals

For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material impact and in our view is of benefit to investors. When voting on any shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue.

Social topics

Corporate culture, human capital, and diversity, equity, & inclusion

Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.

A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.

9
As of December 2022

2023 Global Proxy Voting Guidelines

Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.

Stakeholders and risk management

In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management, including racial equity audits.

Human rights

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Political contributions and lobbying

We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.

10
As of December 2022

2023 Global Proxy Voting Guidelines

Important Information

Wellington Management Company LLP (WMC) is an independently owned investment adviser registered with the US Securities and Exchange Commission (SEC). WMC is also registered with the US Commodity Futures Trading Commission (CFTC) as a commodity trading advisor (CTA) and serves as a CTA to certain clients including commodity pools operated by registered commodity pool operators. WMC provides commodity trading advice to all other clients in reliance on exemptions from CTA registration. WMC, along with its affiliates (collectively, Wellington Management), provides investment management and investment advisory services to institutions around the world. Located in Boston, Massachusetts, Wellington Management also has offices in Chicago, Illinois; Radnor, Pennsylvania; San Francisco, California; Frankfurt; Hong Kong; London; Luxembourg; Madrid, Milan; Shanghai; Singapore; Sydney; Tokyo; Toronto; and Zurich.

This material is prepared for, and authorized for internal use by, designated institutional and professional investors and their consultants or for such other use as may be authorized by Wellington Management. This material and/or its contents are current at the time of writing and may not be reproduced or distributed in whole or in part, for any purpose, without the express written consent of Wellington Management. This material is not intended to constitute investment advice or an offer to sell, or the solicitation of an offer to purchase shares or other securities. Investors should always obtain and read an up-to-date investment services description or prospectus before deciding whether to appoint an investment manager or to invest in a fund. Any views expressed herein are those of the author(s), are based on available information, and are subject to change without notice. Individual portfolio management teams may hold different views and may make different investment decisions for different clients.

©2022 Wellington Management Company LLP. All rights reserved.

11
As of December 2022

Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight	of Proxy Voting Function

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:

•	oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	distribute proxy reports prepared by the vendor for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.

Proxy	Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. Westfield is required to disclose all say-on-pay votes on an annual basis in its Form N-PX filing to the SEC.

Westfield Capital Management Company, L.P. Date Approved: 03/03/2025

Proxy Voting

Proxy	Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts	of Interest

Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.

Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Proxy	Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

Westfield Capital Management Company, L.P. Date Approved: 03/03/2025

Proxy Voting

•	meeting agenda

•	how the account voted on each agenda item

•	how management recommended the vote to be cast on each agenda item

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

•

electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR)system);

•	records of each vote cast for each client;

•

documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

Westfield Capital Management Company, L.P. Date Approved: 03/03/2025

UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2025
Published January 15, 2025

WWW.ISSGOVERNANCE.COM

UNITED STATES Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

WWW. ISSGOVERNANCE.COM	2 of 24

UNITED STATES Proxy Voting Guidelines

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

WWW. ISSGOVERNANCE.COM	3 of 24

UNITED STATES Proxy Voting Guidelines

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

WWW. ISSGOVERNANCE.COM	4 of 24

UNITED STATES Proxy Voting Guidelines

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The trigger threshold and other terms of the pill;

•	The disclosed rationale for the adoption;

•

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

•	A commitment to put any renewal to a shareholder vote;

•	The company’s overall track record on corporate governance and responsiveness to shareholders; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

WWW. ISSGOVERNANCE.COM	5 of 24

UNITED STATES Proxy Voting Guidelines

in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding

WWW. ISSGOVERNANCE.COM	6 of 24

UNITED STATES Proxy Voting Guidelines

shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

WWW. ISSGOVERNANCE.COM	7 of 24

UNITED STATES Proxy Voting Guidelines

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

WWW. ISSGOVERNANCE.COM	8 of 24

UNITED STATES Proxy Voting Guidelines

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

WWW. ISSGOVERNANCE.COM	9 of 24

UNITED STATES Proxy Voting Guidelines

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

WWW. ISSGOVERNANCE.COM	10 of 24

UNITED STATES Proxy Voting Guidelines

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Shareholder Rights & Defenses

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

[12]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

WWW. ISSGOVERNANCE.COM	11 of 24

UNITED STATES Proxy Voting Guidelines

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

Capital/Restructuring

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

[13]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

WWW. ISSGOVERNANCE.COM	12 of 24

UNITED STATES Proxy Voting Guidelines

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

WWW. ISSGOVERNANCE.COM	13 of 24

UNITED STATES Proxy Voting Guidelines

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

WWW. ISSGOVERNANCE.COM	14 of 24

UNITED STATES Proxy Voting Guidelines

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

WWW. ISSGOVERNANCE.COM	15 of 24

UNITED STATES Proxy Voting Guidelines

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:

1.	Peer Group[15] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[16] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

[14]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[15]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[16]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

WWW. ISSGOVERNANCE.COM	16 of 24

UNITED STATES Proxy Voting Guidelines

•	Realizable pay[17] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

[17]	ISS research reports include realizable pay for S&P1500 companies.

WWW. ISSGOVERNANCE.COM	17 of 24

UNITED STATES Proxy Voting Guidelines

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

WWW. ISSGOVERNANCE.COM	18 of 24

UNITED STATES Proxy Voting Guidelines

General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

[18]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

WWW. ISSGOVERNANCE.COM	19 of 24

UNITED STATES Proxy Voting Guidelines

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19 , taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

[19]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

WWW. ISSGOVERNANCE.COM	20 of 24

UNITED STATES Proxy Voting Guidelines

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

WWW. ISSGOVERNANCE.COM	21 of 24

UNITED STATES Proxy Voting Guidelines

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; or

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

WWW. ISSGOVERNANCE.COM	22 of 24

UNITED STATES Proxy Voting Guidelines

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

WWW. ISSGOVERNANCE.COM	23 of 24

UNITED STATES Proxy Voting Guidelines

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

WWW. ISSGOVERNANCE.COM	24 of 24

UNITED STATES

TAFT-HARTLEY PROXY VOTING GUIDELINES

2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

WWW. ISSGOVERNANCE.COM	2 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees, communities, and the environment; and

•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

WWW. ISSGOVERNANCE.COM	3 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1, Taft- Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Board Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional

[1]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

WWW. ISSGOVERNANCE.COM	4 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

Board Diversity

Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company’s board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members2 .

Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice regarding the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

[2]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

WWW. ISSGOVERNANCE.COM	5 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with several considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).

WWW. ISSGOVERNANCE.COM	6 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company’s stock on the national stock exchanges, or if there is substantial doubt about the company’s ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two-class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments — such as fixed dividend payments and seniority of claims to common stock — and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Share Repurchase Programs

While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

WWW. ISSGOVERNANCE.COM	7 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

Auditor Ratification

Auditor Independence

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one- quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Mergers, Acquisitions, and Restructurings

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.

Mergers and Acquisitions

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company’s governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

WWW. ISSGOVERNANCE.COM	8 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Executive Compensation

Equity Incentive Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company — and shareholders — prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation — Management Say-on-Pay Proposals (MSOP)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, or the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

WWW. ISSGOVERNANCE.COM	9 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in- control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will evaluate golden parachutes compensation and shareholder proposals to have all golden parachute agreements submitted for shareholder ratification on a case-by-case basis, consistent with Taft- Hartley Advisory Services’ policies on problematic pay practices related to severance packages.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals, and performance.

Corporate Responsibility & Accountability

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company’s human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

WWW. ISSGOVERNANCE.COM	10 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility, and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Practices and Human Rights

Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.

WWW. ISSGOVERNANCE.COM	11 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Environmental Justice

Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change. Taft-Hartley Advisory Services generally supports shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.

Just Transition

Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks. Taft-Hartley Advisory Services generally supports shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.

WWW. ISSGOVERNANCE.COM	12 of 13

EXECUTIVE SUMMARY 2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

WWW. ISSGOVERNANCE.COM	13 of 13

UNITED STATES

SRI PROXY VOTING GUIDELINES
2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

EXECUTIVE SUMMARY 2025 SRI PROXY VOTING GUIDELINES

WWW. ISSGOVERNANCE.COM	2 of 8

EXECUTIVE SUMMARY 2025 SRI PROXY VOTING GUIDELINES

Introduction

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies as our frame of reference. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as a voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

WWW. ISSGOVERNANCE.COM	3 of 8

EXECUTIVE SUMMARY 2025 SRI PROXY VOTING GUIDELINES

The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities1 or at least 20 percent racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it has been determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist and where boards have not been accountable or responsive to their shareholders.

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

WWW. ISSGOVERNANCE.COM	4 of 8

EXECUTIVE SUMMARY 2025 SRI PROXY VOTING GUIDELINES

Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm if the request includes a timetable of five years or more.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

WWW. ISSGOVERNANCE.COM	5 of 8

EXECUTIVE SUMMARY 2025 SRI PROXY VOTING GUIDELINES

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.

Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

WWW. ISSGOVERNANCE.COM	6 of 8

EXECUTIVE SUMMARY 2025 SRI PROXY VOTING GUIDELINES

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, animal welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management’s oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

WWW. ISSGOVERNANCE.COM	7 of 8

EXECUTIVE SUMMARY 2025 SRI PROXY VOTING GUIDELINES

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

WWW. ISSGOVERNANCE.COM	8 of 8

UNITED STATES

SUSTAINABILITY PROXY VOTING GUIDELINES

2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

EXECUTIVE SUMMARY 2025 SUSTAINABILITY PROXY VOTING GUIDELINES

WWW. ISSGOVERNANCE.COM	2 of 8

EXECUTIVE SUMMARY 2025 SUSTAINABILITY PROXY VOTING GUIDELINES

Introduction

ISS’ Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

WWW. ISSGOVERNANCE.COM	3 of 8

EXECUTIVE SUMMARY 2025 SUSTAINABILITY PROXY VOTING GUIDELINES

The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

ISS’ Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

WWW. ISSGOVERNANCE.COM	4 of 8

EXECUTIVE SUMMARY 2025 SUSTAINABILITY PROXY VOTING GUIDELINES

Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

WWW. ISSGOVERNANCE.COM	5 of 8

EXECUTIVE SUMMARY 2025 SUSTAINABILITY PROXY VOTING GUIDELINES

Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

WWW. ISSGOVERNANCE.COM	6 of 8

EXECUTIVE SUMMARY 2025 SUSTAINABILITY PROXY VOTING GUIDELINES

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated — better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

WWW. ISSGOVERNANCE.COM	7 of 8

EXECUTIVE SUMMARY 2025 SUSTAINABILITY PROXY VOTING GUIDELINES

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

WWW. ISSGOVERNANCE.COM	8 of 8

Appendix D
EQ ADVISORS TRUST
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Equitable Financial may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2026. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.
As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.
To the Trust’s knowledge, as of March 31, 2026, no persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of any Portfolio.
To the Trust’s knowledge, as of March 31, 2026, the following persons owned Contracts entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of any Portfolio.
Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Quality Bond PLUS – Class IA			%
EQ/Intermediate Government Bond – Class IA			%
EQ/Money Market – Class IA			%
EQ/Money Market – Class IA			%
EQ/Money Market – Class IA			%
EQ/Money Market – Class IA			%
EQ/AB Small Cap Growth – Class IA			%
EQ/AB Small Cap Growth – Class IA			%
EQ/AB Small Cap Growth – Class IA			%
EQ/AB Small Cap Growth – Class IA			%
EQ/AB Small Cap Growth – Class K			%
EQ/Global Equity Managed Volatility – Class K			%
EQ/Large Cap Value Managed Volatility – Class IA			%
EQ/Large Cap Value Managed Volatility – Class IA			%
EQ/Large Cap Value Managed Volatility – Class IA			%
EQ/Large Cap Value Managed Volatility – Class K			%
EQ/Core Bond Index – Class IB			%
EQ/Core Bond Index – Class K			%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/ClearBridge Large Cap Growth ESG – Class K			%
EQ/ClearBridge Large Cap Growth ESG – Class K			%
EQ/Large Cap Growth Index – Class K			%
EQ/International Core Managed Volatility – Class K			%
EQ/Mid Cap Index – Class K			%
Multimanager Technology – Class K			%
Multimanager Technology – Class K			%
Multimanager Core Bond – Class K			%
Multimanager Core Bond – Class K			%
Multimanager Core Bond – Class K			%
Multimanager Core Bond – Class K			%
Multimanager Core Bond – Class K			%
EQ/Aggressive Allocation – Class K			%
EQ/Aggressive Allocation – Class K			%
EQ/Conservative Allocation – Class K			%
EQ/Conservative Allocation – Class K			%
EQ/Conservative Allocation – Class K			%
EQ/Conservative Allocation – Class K			%
EQ/Conservative Allocation – Class K			%
EQ/Conservative Allocation – Class K			%
EQ/Conservative-Plus Allocation – Class K			%
EQ/Moderate-Plus Allocation – Class K			%
1290 VT Equity Income – Class K			%
1290 VT Equity Income – Class K			%
1290 VT Equity Income – Class K			%
1290 VT GAMCO Mergers & Acquisitions – Class K			%
1290 VT GAMCO Mergers & Acquisitions – Class K			%
1290 VT GAMCO Mergers & Acquisitions – Class K			%
1290 VT GAMCO Mergers & Acquisitions – Class K			%
EQ/MFS International Growth – Class K			%
EQ/Long-Term Bond – Class IB			%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Long-Term Bond – Class IB			%
EQ/Long-Term Bond – Class IB			%
EQ/Long-Term Bond – Class IB			%
EQ/Long-Term Bond – Class IB			%
EQ/Invesco Comstock – Class K			%
EQ/Janus Enterprise – Class K			%
EQ/Invesco Global – Class IA			%
Target 2015 Allocation – Class IB			%
Target 2015 Allocation – Class K			%
Target 2015 Allocation – Class K			%
Target 2015 Allocation – Class K			%
Target 2015 Allocation – Class K			%
Target 2015 Allocation – Class K			%
Target 2015 Allocation – Class K			%
Target 2025 Allocation – Class IB			%
Target 2025 Allocation – Class K			%
Target 2025 Allocation – Class K			%
Target 2025 Allocation – Class K			%
Target 2035 Allocation – Class IB			%
Target 2035 Allocation – Class K			%
Target 2035 Allocation – Class K			%
Target 2035 Allocation – Class K			%
Target 2035 Allocation – Class K			%
Target 2045 Allocation – Class IB			%
Target 2045 Allocation – Class K			%
Target 2045 Allocation – Class K			%
Target 2045 Allocation – Class K			%
Equitable Conservative Growth MF/ETF – Class K			%
Equitable Conservative Growth MF/ETF – Class K			%
Equitable Conservative Growth MF/ETF – Class K			%
Equitable Conservative Growth MF/ETF – Class K			%
EQ/PIMCO Global Real Return – Class K			%
EQ/PIMCO Global Real Return – Class K			%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/PIMCO Global Real Return – Class K			%
EQ/PIMCO Global Real Return – Class K			%
1290 Convertible Securities – Class IB			%
Target 2055 Allocation – Class IB			%
Target 2055 Allocation – Class K			%
Target 2055 Allocation – Class K			%
Target 2055 Allocation – Class K			%
Target 2055 Allocation – Class K			%
Target 2055 Allocation – Class K			%
Target 2055 Allocation – Class K			%
1290 VT Multi-Alternative Strategies – Class IB			%
Equitable Growth MF/ETF – Class IB			%
Equitable Growth MF/ETF – Class IB			%
Equitable Growth MF/ETF – Class IB			%
Equitable Growth MF/ETF – Class IB			%
Equitable Moderate Growth MF/ETF – Class IB			%
Equitable Moderate Growth MF/ETF – Class IB			%
EQ/Intermediate Corporate Bond – Class IB			%
EQ/Intermediate Corporate Bond – Class IB			%
EQ/Intermediate Corporate Bond – Class IB			%
EQ/Intermediate Corporate Bond – Class IB			%
EQ/Intermediate Corporate Bond – Class K			%
EQ/Intermediate Corporate Bond – Class K			%
EQ/Intermediate Corporate Bond – Class K			%
EQ/Intermediate Corporate Bond – Class K			%
EQ/All Asset Growth Allocation – Class K			%
EQ/All Asset Growth Allocation – Class K			%
EQ/All Asset Growth Allocation – Class K			%
EQ/All Asset Growth Allocation – Class K			%
EQ/All Asset Growth Allocation – Class K			%
EQ/All Asset Growth Allocation – Class K			%
EQ/All Asset Growth Allocation – Class K			%

To the Trust’s knowledge, as of March 31, 2026, the following Portfolios of the Trust owned shares of record in the following Portfolios of the Trust entitling such Portfolios to give voting instructions regarding 5% or more of the outstanding shares of any class of such Portfolios:
Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Conservative Allocation	1290 VT DoubleLine Opportunistic Bond		%
	1290 VT High Yield Bond		%
	EQ/Core Plus Bond		%
	EQ/PIMCO Ultra Short Bond		%
	EQ/Quality Bond PLUS		%
	Multimanager Core Bond		%
EQ/Conservative-Plus Allocation	1290 VT DoubleLine Opportunistic Bond		%
	1290 VT High Yield Bond		%
	ATM Mid Cap Managed Volatility		%
	EQ/Core Plus Bond		%
	EQ/PIMCO Ultra Short Bond		%
	EQ/Quality Bond PLUS		%
	Multimanager Core Bond		%

Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Moderate Allocation	1290 VT DoubleLine Opportunistic Bond		%
	1290 VT Equity Income		%
	1290 VT GAMCO Small Company Value		%
	1290 VT High Yield Bond		%
	1290 VT Micro Cap		%
	1290 VT Small Cap Value		%
	ATM International Managed Volatility		%
	ATM Large Cap Managed Volatility		%
	ATM Mid Cap Managed Volatility		%
	ATM Small Cap Managed Volatility		%
	EQ/AB Small Cap Growth		%
	EQ/American Century Mid Cap Value		%
	EQ/ClearBridge Select Equity Managed Volatility		%
	EQ/Core Bond Index		%
	EQ/Core Plus Bond		%
	EQ/Franklin Small Cap Value Managed Volatility		%
	EQ/Global Equity Managed Volatility		%
	EQ/Intermediate Government Bond		%
	EQ/International Core Managed Volatility		%
	EQ/International Equity Index		%
	EQ/International Value Managed Volatility		%
	EQ/Janus Enterprise		%
	EQ/JPMorgan Growth Stock		%
	EQ/JPMorgan Value Opportunities		%
	EQ/Large Cap Core Managed Volatility		%
	EQ/Large Cap Value Managed Volatility		%
	EQ/Long-Term Bond		%
	EQ/Loomis Sayles Growth		%
	EQ/MFS International Growth		%
	EQ/Morgan Stanley Small Cap Growth		%
	EQ/PIMCO Ultra Short Bond		%
	EQ/Quality Bond PLUS		%
	EQ/Value Equity		%
	Multimanager Core Bond		%

Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Moderate-Plus Allocation	1290 VT DoubleLine Opportunistic Bond		%
	1290 VT Equity Income		%
	1290 VT GAMCO Small Company Value		%
	1290 VT High Yield Bond		%
	1290 VT Micro Cap		%
	1290 VT Small Cap Value		%
	ATM International Managed Volatility		%
	ATM Large Cap Managed Volatility		%
	ATM Mid Cap Managed Volatility		%
	ATM Small Cap Managed Volatility		%
	EQ/AB Small Cap Growth		%
	EQ/American Century Mid Cap Value		%
	EQ/ClearBridge Select Equity Managed Volatility		%
	EQ/Core Bond Index		%
	EQ/Core Plus Bond		%
	EQ/Franklin Small Cap Value Managed Volatility		%
	EQ/Global Equity Managed Volatility		%
	EQ/Intermediate Government Bond		%
	EQ/International Core Managed Volatility		%
	EQ/International Equity Index		%
	EQ/International Value Managed Volatility		%
	EQ/Janus Enterprise		%
	EQ/JPMorgan Growth Stock		%
	EQ/JPMorgan Value Opportunities		%
	EQ/Large Cap Core Managed Volatility		%
	EQ/Large Cap Value Managed Volatility		%
	EQ/Long-Term Bond		%
	EQ/Loomis Sayles Growth		%
	EQ/MFS International Growth		%
	EQ/Morgan Stanley Small Cap Growth		%
	EQ/PIMCO Ultra Short Bond		%
	EQ/Quality Bond PLUS		%
	EQ/Value Equity		%
	Multimanager Core Bond		%

Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Aggressive Allocation	1290 VT Equity Income		%
	1290 VT GAMCO Small Company Value		%
	1290 VT Micro Cap		%
	1290 VT Small Cap Value		%
	ATM International Managed Volatility		%
	ATM Large Cap Managed Volatility		%
	ATM Mid Cap Managed Volatility		%
	ATM Small Cap Managed Volatility		%
	EQ/AB Small Cap Growth		%
	EQ/American Century Mid Cap Value		%
	EQ/ClearBridge Select Equity Managed Volatility		%
	EQ/Franklin Small Cap Value Managed Volatility		%
	EQ/Global Equity Managed Volatility		%
	EQ/International Core Managed Volatility		%
	EQ/International Equity Index		%
EQ/International Value Managed Volatility
	EQ/Janus Enterprise		%
	EQ/JPMorgan Growth Stock		%
	EQ/JPMorgan Value Opportunities		%
	EQ/Large Cap Core Managed Volatility		%
	EQ/Large Cap Value Managed Volatility		%
	EQ/Loomis Sayles Growth		%
	EQ/MFS International Growth		%
	EQ/Morgan Stanley Small Cap Growth		%
	EQ/Value Equity		%

Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/All Asset Growth Allocation	1290 VT Convertible Securities		%
	1290 VT GAMCO Mergers and Acquisitions		%
	1290 VT GAMCO Small Company Value		%
	1290 VT High Yield Bond		%
	1290 VT Natural Resources		%
	1290 VT Real Estate		%
	1290 VT SmartBeta Equity ESG		%
	EQ/AB Small Cap Growth		%
	EQ/Emerging Markets Equity PLUS		%
	EQ/International Equity Index		%
	EQ/Invesco Comstock		%
	EQ/JPMorgan Growth Stock		%
	EQ/JPMorgan Value Opportunities		%
	EQ/Loomis Sayles Growth		%
	EQ/MFS International Growth		%
	EQ/PIMCO Global Real Return		%
	EQ/Value Equity		%
Target 2025 Allocation	1290 VT High Yield Bond		%
	EQ/Emerging Markets Equity PLUS		%
	EQ/Equity 500 Index		%
	EQ/International Equity Index		%
	EQ/Small Company Index		%
	Multimanager Aggressive Equity		%
Target 2035 Allocation	1290 VT High Yield Bond		%
	EQ/American Century Mid Cap Value		%
	EQ/Emerging Markets Equity PLUS		%
	EQ/Equity 500 Index		%
	EQ/International Equity Index		%
	EQ/Small Company Index		%
	Multimanager Aggressive Equity		%
Target 2045 Allocation	EQ/American Century Mid Cap Value		%
	EQ/Emerging Markets Equity PLUS		%
	EQ/Equity 500 Index		%
	EQ/International Equity Index		%
	EQ/Small Company Index		%
	Multimanager Aggressive Equity		%

Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
Target 2055 Allocation	EQ/Emerging Markets Equity PLUS		%
	EQ/Equity 500 Index		%
	EQ/International Equity Index		%
	EQ/Small Company Index		%
	Multimanager Aggressive Equity		%
EQ/Ultra Conservative Strategy	EQ/Intermediate Corporate Bond		%
	EQ/Intermediate Government Bond		%
	EQ/Long-Term Bond		%
EQ/Conservative Strategy	EQ/AB Short Duration Government Bond		%
	EQ/Intermediate Corporate Bond		%
EQ/Conservative Growth Strategy	EQ/AB Short Duration Government Bond		%
	EQ/Core Bond Index		%
	EQ/Intermediate Corporate Bond		%
EQ/Balanced Strategy	EQ/2000 Managed Volatility		%
	EQ/400 Managed Volatility		%
	EQ/500 Managed Volatility		%
	EQ/AB Short Duration Government Bond		%
	EQ/Core Bond Index		%
	EQ/Intermediate Corporate Bond		%
	EQ/Intermediate Government Bond		%
	EQ/International Managed Volatility		%
	EQ/Long-Term Bond		%
EQ/Moderate Growth Strategy	EQ/2000 Managed Volatility		%
	EQ/400 Managed Volatility		%
	EQ/500 Managed Volatility		%
	EQ/AB Short Duration Government Bond		%
	EQ/Core Bond Index		%
	EQ/Intermediate Corporate Bond		%
	EQ/Intermediate Government Bond		%
	EQ/International Managed Volatility		%
	EQ/Long-Term Bond		%

Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Growth Strategy	EQ/2000 Managed Volatility		%
	EQ/400 Managed Volatility		%
	EQ/500 Managed Volatility		%
	EQ/AB Short Duration Government Bond		%
	EQ/Core Bond Index		%
	EQ/Intermediate Corporate Bond		%
	EQ/Intermediate Government Bond		%
	EQ/International Managed Volatility		%
	EQ/Long-Term Bond		%
EQ/Aggressive Growth Strategy	EQ/2000 Managed Volatility		%
	EQ/400 Managed Volatility		%
	EQ/500 Managed Volatility		%
	EQ/AB Short Duration Government Bond		%
	EQ/Core Bond Index		%
	EQ/Intermediate Corporate Bond		%
	EQ/International Managed Volatility		%
	EQ/Long-Term Bond		%
	EQ/Intermediate Government Bond		%

Appendix E
EQ ADVISORS TRUST
SECURITIES LENDING ACTIVITIES
For the fiscal year ended December 31, 2025, the Portfolios listed in the table below received the following amounts of gross income1 from securities lending activities; paid the following amounts of fees and/or other compensation for securities lending activities; and earned the following amounts of net income from securities lending activities. The Portfolios do not pay cash collateral management fees, administrative fees, indemnification fees, or other fees not reflected below.
Portfolios	Gross income from securities lending activities (including income from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Rebate (Paid to Borrower)	Aggregate fees/compensation for securities lending activities and related services	Net income from securities lending activities
1290 VT Convertible Securities Portfolio	$	$	$	$	$
1290 VT DoubleLine Opportunistic Bond Portfolio	$	$	$	$	$
1290 VT Equity Income Portfolio	$	$	$	$	$
1290 VT GAMCO Mergers & Acquisitions Portfolio	$	$	$	$	$
1290 VT GAMCO Small Company Value Portfolio	$	$	$	$	$
1290 VT High Yield Bond Portfolio	$	$	$	$	$
1290 VT Micro Cap Portfolio	$	$	$	$	$
1290 VT Moderate Growth Allocation Portfolio	$	$	$	$	$
1290 VT Multi-Alternative Strategies Portfolio	$	$	$	$	$
1290 VT Natural Resources Portfolio	$	$	$	$	$
1290 VT Real Estate Portfolio	$	$	$	$	$
1290 VT Small Cap Value Portfolio	$	$	$	$	$
1290 VT SmartBeta Equity ESG Portfolio	$	$	$	$	$
1290 VT Socially Responsible Portfolio	$	$	$	$	$
ATM Large Cap Managed Volatility Portfolio	$	$	$	$	$
ATM Mid Cap Managed Volatility Portfolio	$	$	$	$	$
ATM Small Cap Managed Volatility Portfolio	$	$	$	$	$
ATM International Managed Volatility Portfolio	$	$	$	$	$
EQ/400 Managed Volatility Portfolio	$	$	$	$	$
EQ/500 Managed Volatility Portfolio	$	$	$	$	$
EQ/2000 Managed Volatility Portfolio	$	$	$	$	$
EQ/AB Dynamic Aggressive Growth Portfolio	$	$	$	$	$
EQ/AB Dynamic Growth Portfolio	$	$	$	$	$
EQ/AB Dynamic Moderate Growth Portfolio	$	$	$	$	$
EQ/AB Short Duration Government Bond Portfolio	$	$	$	$	$
EQ/AB Small Cap Growth Portfolio	$	$	$	$	$
EQ/AB Sustainable U.S. Thematic Portfolio	$	$	$	$	$
EQ/All Asset Growth Allocation Portfolio	$	$	$	$	$
EQ/American Century Mid Cap Value Portfolio	$	$	$	$	$
EQ/American Century Moderate Growth Allocation Portfolio	$	$	$	$	$
EQ/Capital Group Research Portfolio	$	$	$	$	$
EQ/ClearBridge Large Cap Growth ESG Portfolio	$	$	$	$	$
EQ/ClearBridge Select Equity Managed Volatility Portfolio	$	$	$	$	$
EQ/Common Stock Index Portfolio	$	$	$	$	$
EQ/Core Bond Index Portfolio	$	$	$	$	$
EQ/Core Plus Bond Portfolio	$	$	$	$	$

Portfolios	Gross income from securities lending activities (including income from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Rebate (Paid to Borrower)	Aggregate fees/compensation for securities lending activities and related services	Net income from securities lending activities
EQ/Emerging Markets Equity PLUS Portfolio	$	$	$	$	$
EQ/Equity 500 Index Portfolio	$	$	$	$	$
EQ/Fidelity Institutional AM® Large Cap Portfolio	$	$	$	$	$
EQ/Franklin Rising Dividends Portfolio	$	$	$	$	$
EQ/Franklin Small Cap Value Managed Volatility Portfolio	$	$	$	$	$
EQ/Global Equity Managed Volatility Portfolio	$	$	$	$	$
EQ/Goldman Sachs Growth Allocation Portfolio	$	$	$	$	$
EQ/Goldman Sachs Mid Cap Value Portfolio	$	$	$	$	$
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	$	$	$	$	$
EQ/Intermediate Corporate Bond Portfolio	$	$	$	$	$
EQ/Intermediate Government Bond Portfolio	$	$	$	$	$
EQ/International Core Managed Volatility Portfolio	$	$	$	$	$
EQ/International Equity Index Portfolio	$	$	$	$	$
EQ/International Managed Volatility Portfolio	$	$	$	$	$
EQ/International Value Managed Volatility Portfolio	$	$	$	$	$
EQ/Invesco Comstock Portfolio	$	$	$	$	$
EQ/Invesco Global Portfolio	$	$	$	$	$
EQ/Invesco Global Real Assets Portfolio	$	$	$	$	$
EQ/Invesco Moderate Allocation Portfolio	$	$	$	$	$
EQ/Invesco Moderate Growth Allocation Portfolio	$	$	$	$	$
EQ/Janus Enterprise Portfolio	$	$	$	$	$
EQ/JPMorgan Hedged Equity and Premium Income Portfolio (formerly, EQ/Franklin Moderate Allocation Portfolio	$	$	$	$	$
EQ/Large Cap Core Managed Volatility Portfolio	$	$	$	$	$
EQ/Large Cap Growth Index Portfolio	$	$	$	$	$
EQ/Large Cap Value Index Portfolio	$	$	$	$	$
EQ/Large Cap Value Managed Volatility Portfolio	$	$	$	$	$
EQ/Lazard Emerging Markets Equity Portfolio	$	$	$	$	$
EQ/Long-Term Bond Portfolio	$	$	$	$	$
EQ/Loomis Sayles Growth Portfolio	$	$	$	$	$
EQ/Mid Cap Index Portfolio	$	$	$	$	$
EQ/Mid Cap Value Managed Volatility Portfolio	$	$	$	$	$
EQ/Morgan Stanley Small Cap Growth Portfolio	$	$	$	$	$
EQ/Quality Bond PLUS Portfolio	$	$	$	$	$
EQ/Small Company Index Portfolio	$	$	$	$	$
EQ/T. Rowe Price Health Sciences Portfolio	$	$	$	$	$
EQ/Value Equity Portfolio	$	$	$	$	$
EQ/Wellington Energy Portfolio	$	$	$	$	$
Multimanager Aggressive Equity Portfolio	$	$	$	$	$
Multimanager Core Bond Portfolio	$	$	$	$	$
Multimanager Technology Portfolio	$	$	$	$	$
Equitable Conservative Growth MF/ETF Portfolio	$	$	$	$	$
Equitable Growth MF/ETF Portfolio	$	$	$	$	$
Equitable Moderate Growth MF/ETF Portfolio	$	$	$	$	$

1
Gross income from securities lending activities includes any income from cash collateral reinvestment and any negative rebate (i.e., a rebate paid by a borrower to a Portfolio).

PART C: OTHER INFORMATION
Item 28. Exhibits
(a)(1)	Third Amended and Restated Agreement and Declaration of Trust.[72]
(a)(2)	Certificate of Trust.[1]
(a)(2)(i)	Certificate of Amendment to the Certificate of Trust.[2]
(b)	Fourth Amended and Restated By-Laws.[72]
(c)	None, other than Exhibits (a)(1) and (b).
(d)	Investment Advisory Contracts
(d)(1)	Amended and Restated Investment Advisory Agreement dated as of July 16, 2020, between EQ Advisors Trust (the “Trust”) and Equitable Investment Management Group, LLC (“EIM”).[63]
(d)(1)(i)	Amendment No. 1 dated February 1, 2021, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[63]
(d)(1)(ii)	Amendment No. 2 dated February 26, 2021, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[65]
(d)(1)(iii)	Amendment No. 3 dated June 23, 2021, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[66]
(d)(1)(iv)	Amendment No. 4 dated July 22, 2021, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[67]
(d)(1)(v)	Amendment No. 5 dated October 1, 2021, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[68]
(d)(1)(vi)	Amendment No. 6 dated January 13, 2022 to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[69]
(d)(1)(vii)	Amendment No. 7 effective as of August 19, 2022 to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[75]
(d)(1)(viii)	Amendment No. 8 dated as of October 1, 2022 to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[75]
(d)(1)(ix)	Amendment No. 9 dated as of October 31, 2022 to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[75]
(d)(1)(x)	Amendment No. 10 dated March 16, 2023, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM. [74]
(d)(1)(xi)	Amendment No. 11 dated July 31, 2023, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[78]
(d)(1)(xii)	Amendment No. 12 effective November 12, 2023, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[80]
(d)(1)(xiii)	Amendment No. 13 effective May 1, 2025, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM.[81]
(d)(1)(xiv)	Amendment No. 14 effective as of October 27, 2025, to the Amended and Restated Investment Advisory Agreement dated as of July 16, 2020 between the Trust and EIM. (filed herewith)
(d)(2)(i)	Investment Sub-Advisory Agreement between EIM and T. Rowe Price Associates, Inc. (“T. Rowe Price”) dated as of July 16, 2020.[63]
(d)(2)(ii)	Amendment No. 1 effective as of August 1, 2021, to the Investment Sub-Advisory Agreement between EIM and T. Rowe Price dated as of July 16, 2020.[75]
(d)(2)(iii)	Amendment No. 2 dated as of July 31, 2023, to the Investment Sub-Advisory Agreement between EIM and T. Rowe Price dated as of July 16, 2020.[78]
1

(d)(3)(i)	Investment Sub-Advisory Agreement between EIM and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFS”) dated as of July 16, 2020.[63]
(d)(3)(ii)	Amendment No. 1 dated January 1, 2021, to the Investment Sub-Advisory Agreement between EIM and MFS dated as of July 16, 2020.[62]
(d)(3)(iii)	Amendment No. 2 dated August 18, 2022, to the Investment Sub-Advisory Agreement between EIM and MFS dated as of July 16, 2020.[75]
(d)(3)(iv)	Amendment No. 3 effective January 1, 2026, to the Investment Sub-Advisory Agreement between EIM and MFS dated as of July 16, 2020. (filed herewith)
(d)(4)(i)	Investment Sub-Advisory Agreement between EIM and Morgan Stanley Investment Management Inc. (“MSIM”) dated as of July 16, 2020.[63]
(d)(4)(ii)	Amendment No. 1 effective as of July 27, 2023, to the Investment Sub-Advisory Agreement between EIM and MSIM dated as of July 16, 2020.[80]
(d)(4)(iii)	Sub-Advisory Agreement between MSIM and Morgan Stanley Investment Management Company dated July 16, 2020.[65]
(d)(5)(i)	Investment Sub-Advisory Agreement between EIM and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) dated as of July 16, 2020.[63]
(d)(5)(ii)	Amendment No. 1 dated as of July 31, 2023, to the Investment Sub-Advisory Agreement between EIM and J.P. Morgan dated as of July 16, 2020.[78]
(d)(5)(iii)	Amendment No. 2 dated as of October 29, 2024, to the Investment Sub-Advisory Agreement between EIM and J.P. Morgan dated as of July 16, 2020.[81]
(d)(6)(i)	Investment Sub-Advisory Agreement between EIM and AllianceBernstein L.P. (“AllianceBernstein”) dated as of July 16, 2020.[63]
(d)(6)(ii)	Amendment No. 1 dated December 1, 2020, to the Investment Sub-Advisory Agreement between EIM and AllianceBernstein dated as of July 16, 2020.[62]
(d)(6)(iii)	Amendment No. 2 dated July 30, 2021, to the Investment Sub-Advisory Agreement between EIM and AllianceBernstein dated as of July 16, 2020.[67]
(d)(6)(iv)	Amendment No. 3 effective as of February 15, 2022, to the Investment Sub-Advisory Agreement between EIM and AllianceBernstein dated as of July 16, 2020. [71]
(d)(6)(v)	Amendment No. 4 effective as of March 1, 2022, to the Investment Sub-Advisory Agreement between EIM and AllianceBernstein dated as of July 16, 2020. [71]
(d)(6)(vi)	Amendment No. 5 effective as of October 1, 2022, to the Investment Sub-Advisory Agreement between EIM and AllianceBernstein dated as of July 16, 2020.[75]
(d)(6)(vii)	Amendment No. 6 effective as of April 3, 2023, to the Investment Sub-Advisory Agreement between EIM and AllianceBernstein dated as of July 16, 2020. [74]
(d)(6)(viii)	Amendment No. 7 effective May 1, 2026, to the Investment Sub-Advisory Agreement between EIM and AllianceBernstein dated as of July 16, 2020. (filed herewith)
(d)(7)(i)	Investment Sub-Advisory Agreement between EIM and Capital International, Inc. (“Capital International”) dated as of July 16, 2020.[63]
(d)(8)(i)	Investment Sub-Advisory Agreement between EIM and Pacific Investment Management Company, LLC (“PIMCO”) dated as of July 16, 2020.[63]
(d)(8)(ii)	Amendment No. 1 effective as of March 21, 2022, to the Investment Sub-Advisory Agreement between EIM and PIMCO dated as of July 16, 2020. [71]
(d)(8)(iii)	Amendment No. 2 effective as of October 1, 2023, to the Investment Sub-Advisory Agreement between EIM and PIMCO dated as of July 16, 2020.[80]
(d)(9)(i)	Investment Sub-Advisory Agreement between EIM and Wellington Management Company, LLP (“Wellington”) dated as of July 16, 2020.[63]
2

(d)(10)(i)	Investment Sub-Advisory Agreement between EIM and GAMCO Asset Management, Inc. (“GAMCO”) dated as of July 16, 2020.[63]
(d)(10)(ii)	Amendment No. 1 effective as of March 1, 2022, to the Investment Sub-Advisory Agreement between EIM and GAMCO dated as of July 16, 2020. [71]
(d)(11)(i)	Investment Sub-Advisory Agreement between EIM and SSgA Funds Management, Inc. (“SSgA FM”) dated as of July 16, 2020.[63]
(d)(11)(ii)	Amendment No. 1 dated June 23, 2021, to the Investment Sub-Advisory Agreement between EIM and SSgA FM dated as of July 16, 2020.[66]
(d)(12)(i)	Investment Sub-Advisory Agreement between EIM and Lord Abbett & Co. LLC (“Lord Abbett”) dated as of August 1, 2020.[63]
(d)(13)(i)	Investment Sub-Advisory Agreement between EIM and BNY Mellon Investment Adviser, Inc. dated as of July 16, 2020.[63]
(d)(13)(ii)
Novation Agreement dated as of September 1, 2023, by and among Mellon Investments Corporation, acting by and through its Dreyfus division, BNY Mellon Investment Adviser, Inc. and Equitable Investment Management Group,
LLC.[80]

(d)(14)(i)	Investment Sub-Advisory Agreement between EIM and Franklin Mutual Advisers, LLC (“Franklin Mutual”) dated as of July 16, 2020.[63]
(d)(14)(ii)	Amendment No. 1 dated June 18, 2021, to the Investment Sub-Advisory between EIM and Franklin Mutual dated as of July 16, 2020.[67]
(d)(15)(i)	Investment Sub-Advisory Agreement between EIM and Franklin Advisers, Inc. (“Franklin Advisers”) dated as of July 16, 2020.[63]
(d)(15)(ii)	Amendment No. 1 dated June 18, 2021, to the Investment Sub-Advisory Agreement between EIM and Franklin Advisers dated as of July 16, 2020.[66]
(d)(15)(iii)	Amendment No. 2 effective as of November 11, 2022, to the Investment Sub-Advisory Agreement between EIM and Franklin Advisers dated as of July 16, 2020.[75]
(d)(16)(i)	Investment Sub-Advisory Agreement between EIM and BlackRock Investment Management, LLC (“BlackRock Investment”) dated as of July 16, 2020.[63]
(d)(16)(ii)	Amendment No. 1 dated February 1, 2021, to the Investment Sub-Advisory Agreement between EIM and BlackRock Investment dated as of July 16, 2020.[65]
(d)(16)(iii)	Amendment No. 2 dated June 18, 2021, to the Investment Sub-Advisory Agreement between EIM and BlackRock Investment dated as of July 16, 2020.[66]
(d)(17)(i)	Investment Sub-Advisory Agreement between EIM and Invesco Advisers, Inc. (“Invesco”) dated as of July 16, 2020.[63]
(d)(17)(ii)	Amendment No. 1 dated May 1, 2021, to the Investment Sub-Advisory Agreement between EIM and Invesco dated as of July 16, 2020.[65]
(d)(17)(iii)	Amendment No. 2 dated October 1, 2022, to the Investment Sub-Advisory Agreement between EIM and Invesco dated as of July 16, 2020.[75]
(d)(17)(iv)	Amendment No. 3 effective as of November 11, 2022, to the Investment Sub-Advisory Agreement between EIM and Invesco dated as of July 16, 2020.[75]
(d)(17)(v)	Amendment No. 4 effective as of July 27, 2023, to the Investment Sub-Advisory Agreement between EIM and Invesco dated as of July 16, 2020.[80]
(d)(18)(i)	Investment Sub-Advisory Agreement between EIM and Harris Associates LP (“Harris Associates”) dated as of July 16, 2020.[63]
(d)(18)(ii)	Amendment No. 1 effective as of May 1, 2024, to the Investment Sub-Advisory Agreement between EIM and Harris Associates dated as of July 16, 2020.[81]
(d)(19)(i)	Investment Sub-Advisory Agreement between EIM and EARNEST Partners, LLC (“Earnest”) dated as of July 16, 2020.[63]
3

(d)(20)(i)	Investment Sub-Advisory Agreement between EIM and AXA Investment Managers US Inc. (formerly AXA Investment Managers, Inc.) (“AXA IM”) dated as of July 16, 2020.[63]
(d)(20)(ii)	Amendment No. 1 dated April 12, 2021, to the Investment Sub-Advisory Agreement between EIM and AXA IM dated as of July 16, 2020.[62]
(d)(20)(iii)	Amendment No. 2 dated April 30, 2021, to the Investment Sub-Advisory Agreement between EIM and AXA IM dated as of July 16, 2020.[66]
(d)(20)(iv)	Amendment No. 3 effective as of January 1, 2022, to the Investment Sub-Advisory Agreement between EIM and AXA IM dated as of July 16, 2020.[69]
(d)(20)(v)	Amendment No. 4 effective as of March 21, 2022, to the Investment Sub-Advisory Agreement between EIM and AXA IM dated as of July 16, 2020. [71]
(d)(20)(vi)	Amendment No. 5 effective as of November 4, 2022, to the Investment Sub-Advisory Agreement between EIM and AXA IM dated as of July 16, 2020.[75]
(d)(20)(vii)	Amendment No. 6 effective as of November 12, 2023, to the Investment Sub-Advisory Agreement between EIM and AXA IM dated as of July 16, 2020.[80]
(d)(21)(i)	Investment Sub-Advisory Agreement between EIM and Diamond Hill Capital Management, Inc. (“Diamond Hill”) dated as of July 16, 2020.[63]
(d)(22)(i)	Investment Sub-Advisory Agreement between EIM and BlackRock Financial Management, Inc. (“BlackRock Financial”), dated as of July 16, 2020.[63]
(d)(22)(ii)	Amendment No. 1 effective as of July 27, 2023, to the Investment Sub-Advisory Agreement between EIM and BlackRock Financial dated as of July 16, 2020.[80]
(d)(23)(i)	Investment Sub-Advisory Agreement between EIM and ClearBridge Investments LLC (“ClearBridge”) dated as of July 31, 2020.[63]
(d)(23)(ii)	Amendment No. 1 effective March 21, 2022, to the Investment Sub-Advisory Agreement between EIM and ClearBridge dated as of July 31, 2020. [71]
(d)(23)(iii)	Amendment No. 2 effective as of August 31, 2022, to the Investment Sub-Advisory Agreement between EIM and ClearBridge dated as of July 31, 2020.[75]
(d)(24)(i)	Investment Sub-Advisory Agreement between EIM and Horizon Kinetics Asset Management, LLC (“Horizon Kinetics”) dated as of July 16, 2020.[63]
(d)(25)(i)	Investment Sub-Advisory Agreement between EIM and Westfield Capital Management Company (“Westfield”) dated as of July 16, 2020.[63]
(d)(26)(i)	Investment Sub-Advisory Agreement between EIM and Post Advisory Group, LLC (“Post”) dated as of July 16, 2020.[63]
(d)(27)(i)	Investment Sub-Advisory Agreement between EIM and DoubleLine Capital L.P. (“DoubleLine”), dated as of July 16, 2020.[63]
(d)(28)(i)	Investment Sub-Advisory Agreement between EIM and Goldman Sachs Asset Management, L.P. (“Goldman”) dated as of July 16, 2020.[63]
(d)(28)(ii)	Amendment No. 1 effective October 1, 2022, to the Investment Sub-Advisory Agreement between EIM and Goldman dated as of July 16, 2020.[75]
(d)(29)(i)	Investment Sub-Advisory Agreement between EIM and Loomis, Sayles & Company, L.P. (“Loomis”) dated as of July 16, 2020.[63]
(d)(29)(ii)	Amendment No. 1 dated April 12, 2021, to the Investment Sub-Advisory Agreement between EIM and Loomis dated as of July 16, 2020.[62]
(d)(29)(iii)	Amendment No. 2 dated April 30, 2021, to the Investment Sub-Advisory Agreement between EIM and Loomis dated as of July 16, 2020.[66]
(d)(29)(iv)	Amendment No. 3 effective as of November 12, 2023, to the Investment Sub-Advisory Agreement between EIM and Loomis dated as of July 16, 2020.[80]
4

(d)(30)(i)	Investment Sub-Advisory Agreement between EIM and Federated Global Investment Management Corp. (“Federated”) dated as of July 16, 2020.[63]
(d)(31)(i)	Investment Sub-Advisory Agreement between EIM and Vaughan Nelson Investment Management (“Vaughan Nelson”) dated as of July 16, 2020.[63]
(d)(32)(i)	Investment Sub-Advisory Agreement between EIM and Polen Capital Management, LLC (“Polen Capital”) dated as of July 16, 2020.[63]
(d)(33)(i)	Investment Sub-Advisory Agreement between EIM and Janus Capital Management LLC dated as of July 16, 2020.[63]
(d)(33)(ii)
Amendment No. 1 dated as of July 12, 2022, to the Investment Sub-Advisory Agreement between EIM and Janus
Henderson Investors US LLC (formerly, Janus Capital Management LLC) (“Janus”) dated as of July 16, 2020.[75]

(d)(34)(i)	Investment Sub-Advisory Agreement between EIM and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) dated as of November 17, 2020.[63]
(d)(35)(i)	Investment Sub-Advisory Agreement between EIM and American Century Investment Management, Inc. (“American Century”) dated as of July 16, 2020.[63]
(d)(36)(i)	Amended and Restated Investment Sub-Advisory Agreement between EIM and FIAM LLC (“FIAM”) dated as of February 10, 2023.[75]
(d)(36)(ii)	Amendment No. 1 dated as of January 27, 2025, to the Amended and Restated Investment Sub-Advisory Agreement between EIM and FIAM dated as of February 10, 2023.[81]
(d)(37)(i)	Investment Sub-Sub-Advisory Agreement dated as of February 10, 2023 by and between FIAM and FIL Investment Advisors (“FIA”).[75]
(d)(38)(i)	Investment Sub-Sub-Sub Advisory Agreement dated as of February 10, 2023 by and between FIA and FIL Investment Advisors (UK) Limited.[75]
(d)(39)(i)	Investment Sub-Advisory Agreement between EIM and Lazard Asset Management LLC (“Lazard”) dated as of August 1, 2020.[63]
(d)(40)(i)	Investment Sub-Advisory Agreement between EIM and 1832 Asset Management U.S. Inc. (“1832 Asset Management”) dated as of July 16, 2020.[63]
(d)(41)(i)	Investment Sub-Advisory Agreement between EIM and GQG Partners LLC (“GQG Partners”) dated as of July 1, 2020.[63]
(d)(42)(i)	Investment Sub-Advisory Agreement between EIM and Aristotle Capital Management, LLC (“Aristotle”) dated February 1, 2021.[62]
(d)(43)(i)	Investment Sub-Advisory Agreement between EIM and Brandywine Global Investment Management, LLC (“Brandywine”) dated as of November 12, 2023.[80]
(e)	Underwriting Contracts
(e)(1)(i)	Distribution Agreement between the Trust and Equitable Distributors, LLC (“EDL”), dated as of July 16, 2020, with respect to Class IB shares.[63]
(e)(1)(ii)	Amendment No. 1 dated February 1, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares.[63]
(e)(1)(iii)	Amendment No. 2 dated February 26, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB Shares.[65]
(e)(1)(iv)	Amendment No. 3 dated July 22, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares.[67]
(e)(1)(v)	Amendment No. 4 dated as of January 13, 2022, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares. [71]
(e)(1)(vi)	Amendment No. 5 dated as of August 8, 2022, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares.[75]
(e)(1)(vii)	Amendment No. 6 dated as of October 31, 2022, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares.[75]
5

(e)(1)(viii)	Amendment No. 7 dated as of March 16, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares. [74]
(e)(1)(ix)	Amendment No. 8 dated as of July 31, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares.[78]
(e)(1)(x)	Amendment No. 9 dated as of November 12, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares.[80]
(e)(1)(xi)	Amendment No. 10 dated as of October 27, 2025, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IB shares. (filed herewith)
(e)(2)(i)	Distribution Agreement between the Trust and EDL dated as of July 16, 2020, with respect to Class K shares.[63]
(e)(2)(ii)	Amendment No. 1 dated February 1, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[63]
(e)(2)(iii)	Amendment No. 2 dated February 26, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[65]
(e)(2)(iv)	Amendment No. 3 dated July 22, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[67]
(e)(2)(v)	Amendment No. 4 dated as of January 13, 2022, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares. [71]
(e)(2)(vi)	Amendment No. 5 dated as of August 8, 2022, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[75]
(e)(2)(vii)	Amendment No. 6 dated as of October 31, 2022, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[75]
(e)(2)(viii)	Amendment No. 7 dated as of March 16, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares. [74]
(e)(2)(ix)	Amendment No. 8 dated as of July 31, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[78]
(e)(2)(x)	Amendment No. 9 dated as of November 12, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[80]
(e)(2)(xi)	Amendment No. 10 dated as of December 20, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class K shares.[80]
(e)(3)(i)	Distribution Agreement between the Trust and EDL dated as of July 16, 2020, with respect to Class IA shares.[63]
(e)(3)(ii)	Amendment No. 1 dated February 1, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IA shares.[63]
(e)(3)(iii)	Amendment No. 2 dated February 26, 2021, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IA shares.[65]
(e)(3)(iv)	Amendment No. 3 dated as of July 31, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IA shares.[78]
(e)(3)(v)	Amendment No. 4 dated as of November 12, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IA shares.[80]
(e)(3)(vi)	Amendment No. 5 dated as of December 20, 2023, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IA shares.[80]
(e)(3)(vii)	Amendment No. 6 dated as of June 21, 2024, to the Distribution Agreement dated July 16, 2020, between the Trust and EDL with respect to Class IA shares.[81]
(f)	Form of Deferred Compensation Plan.[3]
(g)	Custodian Agreements
6

(g)(1)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[5]
(g)(1)(ii)	Amendment No. 1 dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]
(g)(1)(iii)	Amendment No. 2 dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]
(g)(1)(iv)	Amendment No. 3 dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]
(g)(1)(v)	Amendment No. 4 dated May 1, 2005, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[10]
(g)(1)(vi)	Amendment No. 5 dated September 30, 2005, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[11]
(g)(1)(vii)	Amendment No. 6 dated August 1, 2006, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[14]
(g)(1)(viii)	Amendment No. 7 dated May 1, 2007, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[15]
(g)(1)(ix)	Amendment No. 8 dated April 1, 2007, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[16]
(g)(1)(x)	Amendment No. 9 dated January 1, 2008, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[17]
(g)(1)(xi)	Amendment No. 10 dated May 1, 2008, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[20]
(g)(1)(xii)	Amendment No. 11 dated July 1, 2008, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[20]
(g)(1)(xiii)	Amendment No. 12 dated January 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[21]
(g)(1)(xiv)	Amendment No. 13 dated May 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[22]
(g)(1)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[24]
(g)(1)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[24]
(g)(1)(xvii)	Amendment No. 16 dated as of August 16, 2010, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[27]
(g)(1)(xviii)	Amendment No. 17 dated as of December 15, 2010, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[27]
(g)(1)(xix)	Amendment No. 18 dated as of December 7, 2010, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[28]
(g)(1)(xx)	Amendment No. 19 dated as of May 1, 2011, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[29]
(g)(1)(xxi)	Amendment No. 20 dated as of July 12, 2011, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[29]
(g)(1)(xxii)	Amendment No. 21 dated as of April 30, 2012, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[34]
(g)(1)(xxiii)	Amendment No. 22 dated as of June 1, 2013, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[39]
7

(g)(1)(xxiv)	Amendment No. 23 dated as of October 21, 2013, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[39]
(g)(1)(xxv)	Amendment No. 24 dated as of April 4, 2014, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[43]
(g)(1)(xxvi)	Amendment No. 25 dated as of June 1, 2014, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[43]
(g)(1)(xxvii)	Amendment No. 26 dated as of July 16, 2014, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[44]
(g)(1)(xxviii)	Amendment No. 27 dated as of April 30, 2015, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[46]
(g)(1)(xxvix)	Amendment No. 28 dated as of December 21, 2015, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[48]
(g)(1)(xxx)	Amendment No. 29 dated as of December 9, 2016, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[51]
(g)(1)(xxxi)	Amendment No. 30 dated as of May 1, 2017, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[52]
(g)(1)(xxxii)	Amendment No. 31 dated as of November 1, 2017, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[54]
(g)(1)(xxxiii)	Amendment No. 32 dated as of February 21, 2018, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[56]
(g)(1)(xxxiv)	Amendment No. 33 dated as of June 14, 2018, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[56]
(g)(1)(xxxv)	Amendment No. 34 dated as of December 6, 2018, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[59]
(g)(1)(xxxvi)	Amendment No. 35 dated as of February 19, 2019, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[59]
(g)(1)(xxxvii)	Amendment No. 36 dated as of July 16, 2020, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[63]
(g)(1)(xxxviii)	Amendment No. 37 dated as of January 1, 2021, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[66]
(g)(1)(xxxix)	Amendment No. 38 dated as of April 12, 2021, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[66]
(g)(1)(xl)	Amendment No. 39 dated as of July 16, 2021, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[67]
(g)(1)(xli)	Amendment No. 40 dated as of January 24, 2022, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [71]
(g)(1)(xlii)	Amendment No. 41 dated as of August 19, 2022, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[75]
(g)(1)(xliii)	Amendment No. 42 dated as of November 17, 2022, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[75]
(g)(1)(xliv)	Amendment No. 43 dated as of March 16, 2023, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [74]
(g)(1)(xlv)	Amendment No. 44 dated as of July 31, 2023, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[78]
(g)(1)(xlvi)	Amendment No. 45 dated as of November 12, 2023, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[80]
8

(g)(1)(xlvii)	Amendment No. 46 dated as of October 27, 2025, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. (filed herewith)
(h)	Other Material Contracts
(h)(1)(i)	Mutual Funds Service Agreement dated January 1, 2023, between the Trust, Equitable Investment Management, LLC (“Administrator”), Equitable Financial Investment Management, LLC (“EFIM”) and EIM.[73]
(h)(1)(ii)	Amendment No. 1 dated as of March 16, 2023, to the Mutual Funds Service Agreement dated January 1, 2023, between the Trust, the Administrator and EIM. [74]
(h)(1)(iii)	Amendment No. 2 dated as of July 31, 2023, to the Mutual Funds Service Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[78]
(h)(1)(iv)	Amendment No. 3 effective November 12, 2023, to the Mutual Funds Service Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[80]
(h)(1)(v)	Amendment No. 4 effective May 1, 2025, to the Mutual Funds Service Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[81]
(h)(1)(vi)	Amendment No. 5 effective October 27, 2025, to the Mutual Funds Service Agreement dated January 1, 2023, between the Trust, the Administrator and EIM. (filed herewith)
(h)(2)(i)	Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[73]
(h)(2)(ii)	Amendment No. 1 dated March 16, 2023, to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM. [74]
(h)(2)(iii)	Amendment No. 2 dated as of July 31, 2023, to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[78]
(h)(2)(iv)	Amendment No. 3 dated October 1, 2023 to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[80]
(h)(2)(v)	Amendment No. 4 effective November 12, 2023 to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[80]
(h)(2)(vi)	Amendment No. 5 effective December 20, 2023 to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[80]
(h)(2)(vii)	Amendment No. 6 effective June 21, 2024, to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[81]
(h)(2)(viii)	Amendment No. 7 effective May 1, 2025, to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM.[81]
(h)(2)(ix)	Amendment No. 8 effective October 27, 2025, to the Expense Limitation Agreement dated January 1, 2023, between the Trust, the Administrator and EIM. (filed herewith)
(h)(4)(i)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[38]
(h)(4)(ii)	Amendment No. 1 dated as of June 4, 2013, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[39]
(h)(4)(iii)	Amendment No. 2 dated as of October 21, 2013, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[39]
(h)(4)(iv)	Amendment No. 3 dated as of April 4, 2014, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[43]
(h)(4)(v)	Amendment No. 4 dated as of June 1, 2014, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[43]
(h)(4)(vi)	Amendment No. 5 dated as of July 16, 2014, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[44]
(h)(4)(vii)	Amendment No. 6 dated as of April 30, 2015, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[45]
9

(h)(4)(viii)	Amendment No. 7 dated as of December 21, 2015, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[48]
(h)(4)(ix)	Amendment No. 8 dated as of December 9, 2016, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[51]
(h)(4)(x)	Amendment No. 9 dated as of May 1, 2017, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[52]
(h)(4)(xi)	Amendment No. 10 dated as of November 1, 2017, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[53]
(h)(4)(xii)	Amendment No. 11 dated as of July 12, 2018, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[56]
(h)(4)(xiii)	Amendment No. 12 dated as of December 6, 2018, to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, EIM and AXA Distributors dated May 23, 2012.[59]
(h)(4)(xiv)	Amendment No. 13 dated as of July 16, 2020, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012.[63]
(h)(4)(xv)	Amendment No. 14 dated as of February 1, 2021, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL ated May 23, 2012.[63]
(h)(4)(xvi)	Amendment No. 15 dated as of February 26, 2021, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012.[65]
(h)(4)(xvii)	Amendment No. 16 dated as of July 22, 2021, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012.[67]
(h)(4)(xviii)	Amendment No. 17 dated as of January 13, 2022, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012. [71]
(h)(4)(xix)	Amendment No. 18 effective as of August 19, 2022, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012.[75]
(h)(4)(xx)	Amendment No. 19 dated as of November 17, 2022, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012.[75]
(h)(4)(xxi)	Amendment No. 20 dated as of March 16, 2023, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012. [74]
(h)(4)(xxii)	Amendment No. 21 dated as of July 31, 2023, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012.[78]
(h)(4)(xxiii)	Amendment No. 22 dated as of November 12, 2023, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012.[80]
(h)(4)(xxiv)	Amendment No. 23 dated as of October 27, 2025, to the Second Amended and Restated Participation Agreement among the Trust, Equitable, EIM and EDL dated May 23, 2012. (filed herewith)
(h)(5)(i)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012.[36]
(h)(5)(ii)
Amendment No. 1 dated as of September 1, 2014, to the Second Amended and Restated Retirement Plan Participation
Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26,
2012.[44]

(h)(5)(iii)
Amendment No. 2 dated as of April 30, 2015, to the Second Amended and Restated Retirement Plan Participation
Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26,
2012.[46]

(h)(5)(iv)
Amendment No. 3 dated as of May 1, 2017, to the Second Amended and Restated Retirement Plan Participation
Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26,
2012.[62]

(h)(5)(v)
Amendment No. 4 dated as of February 1, 2021, to the Second Amended and Restated Retirement Plan Participation
Agreement among the Trust, EDL, the Equitable 401(k) Plan and Equitable dated April 26, 2012.[62]

10

(h)(6)(i)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013.[40]
(h)(6)(ii)	Amendment No. 1 dated as of April 4, 2014, to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[43]
(h)(6)(iii)	Amendment No. 2 dated as of June 1, 2014, to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[43]
(h)(6)(iv)	Amendment No. 3 dated as of July 16, 2014, to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[44]
(h)(6)(v)	Amendment No. 4 dated as of April 30, 2015, to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013.[47]
(h)(6)(vi)	Amendment No. 5 dated as of December 9, 2016, to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013.[51]
(h)(6)(vii)	Amendment No. 6 dated as of May 1, 2017, to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[54]
(h)(6)(viii)	Amendment No. 7 dated as of July 13, 2018, to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[56]
(h)(6)(ix)	Amendment No. 8 dated July 16, 2020, to the Participation Agreement among the Trust, MONY and EDL effective as of October 1, 2013.[63]
(h)(6)(x)	Amendment No. 9 dated July 22, 2021, to the Participation Agreement among the Trust, MONY and EDL effective as of October 1, 2013.[67]
(h)(6)(xi)	Amendment No. 10 dated as of July 31, 2023, to the Participation Agreement among the Trust, MONY and EDL effective as of October 1, 2023.[78]
(h)(7)(i)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012.[40]
(h)(7)(ii)	Amendment No. 1 dated as of June 4, 2013, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[40]
(h)(7)(iii)	Amendment No. 2 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[40]
(h)(7)(iv)	Amendment No. 3 dated as of November 1, 2013, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[42]
(h)(7)(v)	Amendment No. 4 dated as of April 4, 2014, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[43]
(h)(7)(vi)	Amendment No. 5 dated as of June 1, 2014, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[43]
(h)(7)(vii)	Amendment No. 6 dated as of July 16, 2014, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[44]
(h)(7)(viii)	Amendment No. 7 dated as of April 30, 2015, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[45]
(h)(7)(ix)	Amendment No. 8 dated as of December 21, 2015, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[48]
(h)(7)(x)	Amendment No. 9 dated as of December 9, 2016, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[51]
(h)(7)(xi)	Amendment No. 10 dated as of May 1, 2017, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[52]
(h)(7)(xii)	Amendment No. 11 dated as of November 1, 2017, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[53]
11

(h)(7)(xiii)	Amendment No. 12 dated as of July 12, 2018, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[56]
(h)(7)(xiv)	Amendment No. 13 dated as of December 6, 2018, to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[59]
(h)(7)(xv)
Amendment No. 14 dated as of July 16, 2020, to the Amended and Restated Participation Agreement among the Trust,
Equitable Financial Life Insurance Company of America (“EFLOA”) (formerly, MONY Life Insurance Company of
America) and EDL dated as of May 23, 2012.[63]

(h)(7)(xvi)	Amendment No. 15 dated as of February 1, 2021, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[63]
(h)(7)(xvii)	Amendment No. 16 dated as of February 26, 2021, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[65]
(h)(7)(xviii)	Amendment No. 17 dated as of July 22, 2021, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[67]
(h)(7)(xix)	Amendment No. 18 dated as of January 13, 2022, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012. [71]
(h)(7)(xx)	Amendment No. 19 dated as of August 19, 2022, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[75]
(h)(7)(xxi)	Amendment No. 20 dated as of November 17, 2022, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[75]
(h)(7)(xxii)	Amendment No. 21 dated as of March 16, 2023, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012. [74]
(h)(7)(xxiii)	Amendment No. 22 dated as of July 31, 2023, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[78]
(h)(7)(xxiv)	Amendment No. 23 dated as of October 20, 2023, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[80]
(h)(7)(xxv)	Amendment No. 24 dated as of November 12, 2023, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012.[81]
(h)(7)(xxvi)	Amendment No. 25 dated as of October 27, 2025, to the Amended and Restated Participation Agreement among the Trust, EFLOA and EDL dated as of May 23, 2012. (filed herewith)
(h)(8)(i)	Securities Lending Agreement dated April 11, 2016, with JPMorgan Chase Bank National Association.[68]
(h)(8)(ii)	Amendment No. 1 dated as of October 18, 2021, to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[68]
(h)(8)(iii)	Amendment No. 2 effective as of March 16, 2022, to the Securities Lending Agreement with JPMorgan Chase Bank National Association. [71]
(h)(8)(iv)	Amendment No. 3 effective as of July 11, 2022, to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[75]
(h)(8)(v)	Amendment No. 4 effective as of August 19, 2022, to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[75]
(h)(8)(vi)	Amendment No. 5 dated as of November 17, 2022, to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[75]
(h)(8)(vii)	Amendment No. 6 dated as of March 16, 2023, to the Securities Lending Agreement with JPMorgan Chase Bank National Association. [74]
(h)(8)(viii)	Amendment No. 7 dated as of September 12, 2023, to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[78]
(h)(8)(ix)	Amendment No. 8 effective as of November 29, 2023, to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[80]
12

(h)(8)(x)	Amendment No. 9 dated as of September 20, 2024, to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[81]
(h)(8)(xi)	Amendment No. 10 effective as of May 31, 2025, to the Securities Lending Agreement with JPMorgan Chase Bank National Association. (filed herewith)
(h)(8)(xii)	Amendment No. 11 dated September 18, 2025, to the Securities Lending Agreement with JPMorgan Chase Bank National Association. (filed herewith)
(h)(9)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and AB Cap Fund, Inc. [71]
(h)(9)(ii)	Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and AB Cap Fund, Inc.[75]
(h)(9)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and AB Cap Fund, Inc.[75]
(h)(9)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and AB Cap Fund, Inc.[78]
(h)(9)(v)	Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and AB Cap Fund, Inc.[80]
(h)(10)(i)
Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and BlackRock ETF
Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust. [71]

(h)(10)(ii)
Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust.[75]

(h)(10)(iii)
Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust.[75]

(h)(10)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust.[78]

(h)(10)(v)
Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust.[80]

(h)(11)(i)
Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and The Bank of
New York Mellon, solely in its capacity as Trustee and on behalf of the SPDR S&P MidCap 400 ETF Trust. [74]

(h)(11)(ii)
Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the
SPDR S&P MidCap 400 ETF Trust.[75]

(h)(11)(iii)
Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the
SPDR S&P MidCap 400 ETF Trust.[75]

(h)(11)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the
SPDR S&P MidCap 400 ETF Trust.[78]

(h)(11)(v)
Amendment No. 4 dated November 30, 2023, to the Fund of Funds Investment Agreement dated as of January 19,
2022, among the Trust, 1290 Funds and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the SPDR S&P MidCap 400 ETF Trust.[80]

(h)(12)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and IndexIQ ETF Trust. [71]
(h)(12)(ii)	Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and IndexIQ ETF Trust.[75]
13

(h)(12)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and IndexIQ ETF Trust.[75]
(h)(12)(iv)	Amendment No. 3 dated October 19, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and IndexIQ ETF Trust.[78]
(h)(12)(v)	Amendment No. 4 dated December 20, 2023, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and IndexIQ ETF Trust.[80]
(h)(12)(vi)	Amendment No. 5 dated April 1, 2025 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, 1290 Funds and New York Life Investments ETF Trust.[81]
(h)(13)(i)
Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and the Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity
Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust. [71]

(h)(13)(ii)
Amendment No. 1 dated October 18, 2022 to the Funds of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II,
Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund
Trust.[75]

(h)(13)(iii)
Amendment No. 2 dated March 16, 2023 to the Funds of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II,
Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund
Trust.[78]

(h)(13)(iv)
Amendment No. 3 dated October 13, 2023 to the Funds of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II,
Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund
Trust.[78]

(h)(13)(v)
Amendment No. 4 dated November 30, 2023, to the Fund of Funds Investment Agreement dated as of January 19,
2022, among the Trust, 1290 Funds and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust
II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund
Trust.[80]

(h)(14)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and the J.P. Morgan Exchange-Traded Fund Trust. [71]
(h)(14)(ii)	Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and J.P. Morgan Exchange-Traded Fund Trust.[75]
(h)(14)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and the J.P. Morgan Exchange-Traded Fund Trust.[75]
(h)(14)(iv)	Amendment No. 3 dated October 18, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and J.P. Morgan Exchange-Traded Fund Trust.[78]
(h)(14)(v)	Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and J.P. Morgan Exchange-Traded Fund Trust.[80]
(h)(14)(vi)	Amendment No. 5 dated July 28, 2025 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and J.P. Morgan Exchange-Traded Fund Trust. (filed herewith)
(h)(15)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and ProShares Trust. [71]
(h)(15)(ii)	Amendment No. 1 dated October 28, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and ProShares Trust.[75]
(h)(15)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and ProShares Trust.[78]
14

(h)(15)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and ProShares Trust.[78]
(h)(15)(v)	Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and ProShares Trust.[80]
(h)(16)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and The Select Sector SPDR Trust. [71]
(h)(16)(ii)	Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and The Select Sector SPDR Trust.[75]
(h)(16)(iii)	Amendment No. 2 dated May 3, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and The Select Sector SPDR Trust.[78]
(h)(16)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and The Select Sector SPDR Trust.[78]
(h)(16)(v)	Amendment No. 4 effective December 20, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and The Select Sector SPDR Trust.[80]
(h)(17)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust. [71]
(h)(17)(ii)
Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust.[75]

(h)(17)(iii)
Amendment No. 2 dated May 3, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust.[78]

(h)(17)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust.[78]

(h)(17)(v)
Amendment No. 4 effective as of December 19, 2023 to the Fund of Funds Investment Agreement dated as of
January 19, 2022, among the Trust, 1290 Funds, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active
Trust.[80]

(h)(18)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust. [71]
(h)(18)(ii)
Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust.[75]

(h)(18)(iii)
Amendment No. 2 dated May 3, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust.[78]

(h)(18)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust.[78]

(h)(18)(v)
Amendment No. 4 effective December 20, 2023 to the Fund of Funds Investment Agreement dated as of January 19,
2022, among the Trust, 1290 Funds, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust.[80]

(h)(19)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and certain Vanguard Funds. [71]
(h)(19)(ii)	Amended Schedule A dated October 28, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and Vanguard Funds.[75]
(h)(19)(iii)	Amended Schedule A dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and Vanguard Funds. [74]
(h)(19)(iv)	Amended Schedule A dated July 31, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and Vanguard Funds.[78]
(h)(19)(v)	Amended Schedule A dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and Vanguard Funds.[80]
(h)(20)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and WisdomTree Trust. [71]
15

(h)(20)(ii)	Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and WisdomTree Trust.[75]
(h)(20)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and WisdomTree Trust.[75]
(h)(20)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and WisdomTree Trust.[78]
(h)(20)(v)	Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, 1290 Funds and WisdomTree Trust.[80]
(h)(21)(i)	Fund of Funds Investment Agreement dated as of February 8, 2023, among the Trust, 1290 Funds and Litman Gregory Funds Trust. [74]
(h)(22)(i)	Fund of Funds Investment Agreement dated as of January 1, 2023, between the Trust and 1290 Funds.[75]
(h)(22)(ii)	Amendment No. 1 dated November 13, 2023 to the Fund of Funds Investment Agreement dated as of January 1, 2023, between the Trust and 1290 Funds.[78]
(h)(23)(i)	Fund of Funds Investment Agreement dated as of January 15, 2025, among the Trust, 1290 Funds and the Bank of New York Mellon on behalf of the Invesco QQQ Trust, Series 1.[81]
(h)(24)(i)
Fund of Funds Investment Agreement dated as of July 28, 2025, among the Trust, JPMorgan Trust I, JPMorgan Trust
II, JPMorgan Trust IV, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Mutual Fund Investment Trust and
JPMorgan Undiscovered Managers Fund. (filed herewith)

(h)(25)(i)	Transfer Agency and Service Agreement dated as of October 29, 2014 between 1290 Funds and Boston Financial Data Services, Inc. (“BFDS”).[81]
(h)(25)(ii)
Amendment No. 6 entered into as of January 24, 2019, among the Trust, 1290 Funds, and DST Asset Manager
Solutions, Inc. (“DST AMS”), to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290
Funds and DST AMS (formerly, BFDS).[81]

(h)(25)(iii)	Amendment No. 7 entered into as of November 4, 2020, among the Trust, 1290 Funds, and DST AMS, to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST AMS.[81]
(h)(25)(iv)	Amendment No. 8 entered into as of July 1, 2021, among the Trust, 1290 Funds, and DST AMS, to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST AMS.[81]
(h)(25)(v)	Amendment No. 11 entered into as of January 1, 2023, among the Trust, 1290 Funds, and DST AMS, to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST AMS.[81]
(h)(25)(vi)
Amendment No. 12 effective November 29, 2023, among the Trust, 1290 Funds, and SS&C GIDS, Inc. to the Transfer
Agency and Service Agreement dated October 29, 2014 between 1290 Funds and SS&C GIDS, Inc. (formerly DST
AMS).[81]

(h)(25)(vii)
Amendment No. 13 effective January 21, 2025, among the Trust, 1290 Funds and SS&C GIDS, Inc., to the Transfer
Agency and Service Agreement dated October 29, 2014 between 1290 Funds and SS&C GIDS, Inc.[81]

(i)	Legal Opinion
(i)(1)	Opinion and Consent of K&L Gates LLP. (to be filed by subsequent amendment)
(j)	Other Consents
(j)(1)	Consent of Independent Registered Public Accounting Firm. (to be filed by subsequent amendment)
(k)	None
(l)	None
(m)	Distribution Plans
(m)(1)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 16-18, 2019. (filed herewith)
(m)(2)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [77]
16

(n)	Multiple Class Plan
(n)(1)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, updated November 2024.[81]
(p)	Codes of Ethics
(p)(1)	Code of Ethics of the Trust, the Administrator, EIM and Equitable Distributors, revised as of September 2024.[81]
(p)(2)	Code of Business Conduct and Ethics of AllianceBernstein, revised January 2025. (filed herewith)
(p)(3)	Code of Ethics of Capital International, revised September 19, 2023.[80]
(p)(4)	Code of Ethics of J.P. Morgan, effective April 26, 2023.[78]
(p)(5)	Code of Ethics of MFS, revised April 2, 2025. (filed herewith)
(p)(6)	Code of Ethics of MSIM, revised as of December 12, 2024.[81]
(p)(7)	Code of Ethics of T. Rowe Price, effective July 1, 2025. (filed herewith)
(p)(8)	Code of Ethics of PIMCO, revised as of January 1, 2025.[81]
(p)(9)	Code of Ethics of Wellington, revised December 1, 2023.[80]
(p)(10)	Code of Ethics of GAMCO, revised as of March 15, 2018.[59]
(p)(11)	Code of Ethics of SSgA FM, revised October 29, 2024.[81]
(p)(12)	Code of Ethics of Lord Abbett, revised February 2020.[64]
(p)(13)	Personal Securities Trading Policy of BNY Mellon, effective January 29, 2024.[81]
(p)(14)	Personal Investments and Insider Trading Policy of Franklin Templeton, revised September 9, 2024.[81]
(p)(15)	Global Personal Trading Policy of BlackRock, revised as of March 31, 2025. (filed herewith)
(p)(16)	Code of Ethics of Invesco, revised as of January 2, 2024.[81]
(p)(17)	Code of Ethics of Harris Associates, as amended January 1, 2024.[81]
(p)(18)	Code of Ethics of EARNEST, revised July 10, 2018.[59]
(p)(19)	Code of Ethics of AXA IM, revised as of February 9, 2024.[81]
(p)(20)	Code of Ethics of Diamond Hill, revised August 21, 2024.[81]
(p)(21)	Code of Ethics of ClearBridge, amended as of March 2025. (filed herewith)
(p)(22)	Code of Ethics of Horizon, updated September 2024.[81]
(p)(23)	Code of Ethics of 1832 Asset Management, revised September 2019.[60]
(p)(24)	Code of Ethics of Westfield, revised October 21, 2024.[81]
(p)(25)	Code of Ethics of Post, revised November 2020. [71]
(p)(26)	Code of Ethics of DoubleLine, revised as of February 15, 2022.[75]
(p)(27)	Code of Ethics of Goldman, revised August 29, 2019.[60]
(p)(28)	Code of Ethics of Loomis, revised as of May 25, 2022.[75]
(p)(29)	Code of Ethics of Federated, revised November 13, 2024.[81]
(p)(30)	Code of Ethics of Vaughan Nelson, effective August 27, 2024.[81]
(p)(31)	Code of Ethics of Janus, revised January 1, 2024.[81]
(p)(32)	Code of Ethics of Polen, revised December 2023.[80]
(p)(33)	Code of Ethics of Barrow Hanley, revised March 1, 2022.[75]
(p)(34)	Code of Ethics of American Century, revised January 1, 2025.[81]
17

(p)(35)	Code of Ethics of FIAM, revised February 18, 2025. (filed herewith)
(p)(36)	Code of Ethics of Lazard.[56]
(p)(37)	Code of Ethics of GQG Partners, revised January 4, 2023.[80]
(p)(38)	Code of Ethics of Aristotle, revised November 12, 2024.[81]
(p)(39)	Code of Ethics of Brandywine, revised February 2023.[77]
Other Exhibits:
Powers of Attorney. (filed herewith)

1.
Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.
Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.
Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
5.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).
6.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
7.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
8.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
10.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
11.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
12.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
14.
Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
15.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
16.
Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
17.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
20.
Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
21.
Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
22.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
24.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
26.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
27.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
28.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).
29.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
18

30.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
31.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
33.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
34.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
36.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013 (File No. 333-17217).
38.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013 (File No. 333-17217).
39.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013 (File No. 333-17217).
40.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014 (File No. 333-17217).
42.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on April 11, 2014 (File No. 333-17217).
43.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on April 30, 2014 (File No. 333-17217).
44.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on February 5, 2015 (File No. 333-17217).
45.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 113 to the Registrant’s Registration Statement filed on April 17, 2015 (File No. 333-17217).
46.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 114 to the Registrant’s Registration Statement filed on April 24, 2015 (File No. 333-17217).
47.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on December 17, 2015 (File No. 333-17217).
48.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on February 11, 2016 (File No. 333-17217).
49.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 121 to the Registrant’s Registration Statement filed on April 25, 2016 (File No. 333-17217).
50.
Incorporated by reference and/or previously filed with Registrant’s Registration Statement on Form N-14 filed on January 17, 2017 (File No. 333-17217).
51.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 123 to the Registrant’s Registration Statement filed on January 31, 2017 (File No. 333-17217).
52.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed on April 28, 2017 (File No. 333-17217).
53.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 128 to the Registrant’s Registration Statement filed on October 27, 2017 (File No. 333-17217).
54.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 130 to the Registrant’s Registration Statement filed on January 26, 2018 (File No. 333-17217).
55.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 132 to the Registrant’s Registration Statement filed on April 26, 2018 (File No. 333-17217).
56.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 135 to the Registrant’s Registration Statement filed on July 31, 2018 (File No. 333-17217).
57.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 138 to the Registrant’s Registration Statement filed on December 20, 2018 (File No. 333-17217).
58.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 140 to the Registrant’s Registration Statement filed on February 8, 2019 (File No. 333-17217).
59.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 142 to the Registrant’s Registration Statement filed on April 26, 2019 (File No. 333-17217).
60.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 144 to the Registrant’s Registration Statement filed on February 7, 2020 (File No. 333-17217).
61.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 146 to the Registrant’s Registration Statement filed on April 28, 2020 (File No. 333-17217).
62.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 151 to the Registrant’s Registration Statement filed on February 5, 2021 (File No. 333-17217).
19

63.
Incorporated by reference and/or previously filed with Registrant’s Registration Statement on Form N-14 filed on March 12, 2021 (File No. 333-254202).
64.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 152 to the Registrant’s Registration Statement filed on April 2, 2021 (File No. 333-17217).
65.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 154 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2021 (File No. 333-17217).
66.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 156 to the Registrant’s Registration Statement on Form N-1A filed on July 13, 2021 (File No. 333-17217).
67.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A filed on September 24, 2021 (File No. 333-17217).
68.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A filed on December 9, 2021 (File No. 333-17217).
69.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2022 (File No. 333-17217).
70.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 161 to the Registrant’s Registration Statement on Form N-1A filed on April 1, 2022 (File No. 333-17217).
71.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 162 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2022 (File No. 333-17217).
72.
Incorporated by reference and/or previously filed with Registrant’s Registration Statement on Form N-14 filed on November 17, 2022 (File No. 333-265918).
73.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 164 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2023 (File No. 333-17217).
74.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 166 to the Registrant's Registration Statement on Form N-1A filed on March 29, 2023 (File No. 333-17217).
75.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A filed on April 26, 2023 (File No. 333-17217).
76.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 170 to the Registrant's Registration Statement on Form N-1A filed on July 17, 2023 (File No. 333-17217).
77.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 174 to the Registrant's Registration Statement on Form N-1A filed on October 31, 2023 (File No. 333-17217).
78.
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A filed on February 5, 2024 (File No. 333-17217).
79
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 176 to the Registrant’s Registration Statement on Form N-1A filed on April 3, 2024 (File No. 333-17217).
80
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 177 to the Registrant’s Registration Statement on Form N-1A filed on April 26, 2024 (File No. 333-17217).
81
Incorporated by reference and/or previously filed with Post-Effective Amendment No. 178 to the Registrant's Registration Statement on Form N-1A filed on April 28, 2025 (File No. 333-17217).
Item 29.  Persons Controlled by or Under Common Control with the Trust
Equitable Financial Life Insurance Company (“Equitable”) controls the Trust by virtue of its ownership of a substantial majority of the Trust’s shares. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust may in the future offer its shares to insurance companies affiliated and unaffiliated with Equitable, to the Equitable 401(k) Plan, to other tax-qualified retirement plans, to other series of the Trust, and to other investors eligible under applicable tax regulations.
Equitable is a New York stock life insurance corporation and is a wholly owned subsidiary of Equitable Holdings, Inc. (“EQH”). EQH is a publicly-owned company. EIM is a wholly owned subsidiary of Equitable.
Item 30.  Indemnification
Registrant’s Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) states:
Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person, other than to the Trust, a Series or a Shareholder to the extent expressly provided in this Article VII. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer as described
20

herein, and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the Trust shall not be responsible or liable in any event for any neglect or wrongdoing of any person, including any other Trustee, officer, agent, employee, Manager, or Principal Underwriter of the Trust or any Series.” Article VII, Section 4 of the Trust’s Declaration of Trust states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.” Article VII, Section 5 of the Trust’s Declaration of Trust further states:
(a) Subject to the exceptions and limitations contained in subsection (b) below:
(i) every person who is, or has been, a Trustee or an officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.
(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or
(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
Registrant’s Amended and Restated Investment Advisory Agreement states:
Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.
Registrant’s Investment Sub-Advisory Agreements generally state:
6. LIABILITY AND INDEMNIFICATION
A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.
21

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.
Section 14 of the Registrant’s Distribution Agreements states:
The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].
[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.
Section 6 of the Registrant’s Mutual Funds Service Agreement states:
(a) Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on Administrator’s part (or on the part of any third party to whom Administrator has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Administrator (or by such third party) of its obligations and duties under this Agreement (in the case of Administrator) or under an agreement with Administrator (in the case of such third party) or, subject to Section 10 below, Administrator’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of Administrator) or an agreement with Administrator (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Administrator) or under an agreement with Administrator (in the case of such third party). In no event shall Administrator (or such third party) be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Administrator (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.
(b) Except to the extent that Administrator may be held liable pursuant to Section 6(a) above, Administrator shall not be responsible for, and the Trust shall indemnify and hold Administrator harmless from and against, any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:
(i) any and all actions of Administrator or its officers or agents required to be taken pursuant to this Agreement;
(ii) the reliance on or use by Administrator or its officers or agents of information, records, or documents which are received by Administrator or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;
22

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;
(iv) the breach of any representation or warranty of the Trust hereunder;
(v) the reliance on or the carrying out by Administrator or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;
(vi) any delays, inaccuracies, errors in or omissions from information or data provided to Administrator by data services, including data services providing information in connection with any third-party computer system licensed to Administrator, and by any corporate action services, pricing services or securities brokers and dealers;
(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;
(viii) any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;
(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Adviser, its investment sub-advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply; and
(x) all actions, inactions, omissions, or errors caused by third parties to whom Administrator or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Fund, investment sub-advisers, or Trust distributors. The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Administrator pursuant to this Agreement.
(c) In connection with the termination of the Prior Mutual Funds Service Agreement, Administrator hereby assumes any obligation of EFIM to indemnify the Trust under Section 6(a) of the Prior Mutual Funds Service Agreement.
(d) Until such time as Administrator becomes the investment adviser to the Trust, in connection with the indemnity provided to the Trust by the Administrator pursuant to Sections 6(a) and 6(c) hereof, and solely in the event that Administrator fails to pay any indemnity properly due and owing to the Trust after the passage of a reasonable amount of time after the Trust’s written demand upon Administrator in accordance with Section 9 hereof, upon a written demand upon EIM pursuant to Section 9 hereof setting forth in detail the basis for an indemnity being required of EIM, EIM shall reimburse the Trust for any shortfall properly due and owing to the Trust by Administrator.
Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:
(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.
Article VIII of the Registrant’s Participation Agreement states:
8.1(a). Equitable Financial Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:
23

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or
(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or
(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or
(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or
(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;
as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…
8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:
(i)  arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or
(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or
(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or
(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or
24

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;
as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…
8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:
(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or
(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;
as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…
Article VII of the Registrant’s Second Amended and Restated Retirement Plan Participation Agreement states:
7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, Equitable and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:
(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;
(ii) the sale or acquisition of the Class K shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to Equitable or the Plan for use in connection with the sale or distribution of Class K shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of Equitable or the Plan or any of such, with respect to the sale or distribution of Class K shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by Equitable or the Plan or persons under their control; or
(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or
(iv) arise out of or result from any material breach of any representation and/or warranty made by Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable or the Plan.
7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon
25

(i) the sale or acquisition of Class K shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class K shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or
(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or
(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.
7.3. Indemnification by the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:
(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in this Agreement); or
(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust
UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.  Business and Other Connections of the Adviser and Sub-Advisers
EIM is a registered investment adviser and serves as investment adviser for all portfolios of the Registrant. The descriptions of EIM and each of the sub-advisers, as applicable, under the caption “Management of the Trust—The Adviser” or “About the Investment Portfolios” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of the Trust’s Registration Statement are incorporated herein by reference.
The information as to the directors and officers of EIM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-72220) and is incorporated herein by reference.
EIM, with the approval of the Registrant’s Board of Trustees, selects sub-advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for such portfolios.
The information as to the directors and officers of MFS is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.
26

The information as to the directors and officers of MSIM is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.
The information as to the directors and officers of J. P. Morgan is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.
The information as to the directors and officers of AllianceBernstein is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.
The information as to the directors and officers of Capital International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.
The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.
The information as to the directors and officers of GQG Partners is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-107734) and is incorporated herein by reference.
The information as to the directors and officers of Wellington is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.
The information as to the directors and officers of PIMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) and is incorporated herein by reference.
The information as to the directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.
The information as to the directors and officers of Mellon Investments Corporation is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-19785) and is incorporated herein by reference.
The information as to the directors and officers of Franklin Mutual is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-53068) and is incorporated herein by reference.
The information as to the directors and officers of Franklin Advisers is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.
The information as to the directors and officers of BlackRock Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56972) and is incorporated herein by reference.
The information as to the directors and officers of T. Rowe Price is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) and is incorporated herein by reference.
The information as to the directors and officers of SSgA FM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.
The information as to the directors and officers of Invesco is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949) and is incorporated herein by reference.
The information as to the directors and officers of EARNEST is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56189) and is incorporated herein by reference.
The information as to the directors and officers of AXA IM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) and is incorporated herein by reference.
The information as to the directors and officers of Diamond Hill is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32176) and is incorporated herein by reference.
The information as to the directors and officers of BlackRock Financial is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48433) and is incorporated herein by reference.
The information as to the directors and officers of ClearBridge is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-64710) and is incorporated herein by reference.
The information as to the directors and officers of Horizon Kinetics is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47515) and is incorporated herein by reference.
27

The information as to the directors and officers of 1832 Asset Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61257) and is incorporated herein by reference.
The information as to the directors and officers of Westfield is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69413) and is incorporated herein by reference.
The information as to the directors and officers of Post is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57939) and is incorporated herein by reference.
The information as to the directors and officers of DoubleLine is set forth in its Form ADV filed with the Securities and Exchange Commission (File Nos. 801-70942 and 801-77611, respectively) and is incorporated herein by reference.
The information as to the directors and officers of Goldman is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-37591) and is incorporated herein by reference.
The information as to the directors and officers of Loomis is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-170) and is incorporated herein by reference.
The information as to the directors and officers of Federated is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-62500) and is incorporated herein by reference.
The information as to the directors and officers of Vaughan Nelson is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51795) and is incorporated herein by reference.
The information as to the directors and officers of Polen is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15180) and is incorporated herein by reference.
The information as to the directors and officers of Janus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) and is incorporated herein by reference.
The information as to the directors and officers of Barrow Hanley is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31237) and is incorporated herein by reference.
The information as to the directors and officers of American Century is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-08174) and is incorporated herein by reference.
The information as to the directors and officers of FIAM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-63658) and is incorporated herein by reference.
The information as to the directors and officers of Lazard is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61701) and is incorporated herein by reference.
The information as to the directors and officers of Harris Associates is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-50333) and is incorporated herein by reference.
The information as to the directors and officers of Aristotle is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60014) and is incorporated herein by reference.
The information as to the directors and officers of Brandywine is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-27797) and is incorporated herein by reference.
Item 32.  Principal Underwriter.
(a) Equitable Distributors is the principal underwriter of the Trust’s shares. Equitable Distributors also serves as a principal underwriter for Separate Account No. 49 of Equitable.
(b) Set forth below is certain information regarding the directors and officers of Equitable Distributors, the principal underwriter of the Trust’s shares. The business address of each person listed below is 1345 Avenue of the Americas, New York, New York 10105.
Equitable Distributors, LLC
Name	Positions and Offices with Equitable Distributors, LLC	Positions and Offices with the Trust
Directors
Nicholas B. Lane	Director	None
28

Equitable Distributors, LLC
Name	Positions and Offices with Equitable Distributors, LLC	Positions and Offices with the Trust
James Kais	Director	None
Stephen Scanlon	Director	None
Officers
Nicholas B. Lane	Chairman of the Board, President and Chief Executive Officer	None
Ursula Carty	Head of Commercial Line Marketing	None
James Kais	Head of Group Retirement	None
James O’Connor	Head of Business Development and Key Accounts Group Retirement	None
Stephen Scanlon	Head of Individual Retirement and Signatory Officer	None
Alfred D’Urso	Chief Compliance Officer and Signatory Officer	None
James Brown	Deputy Chief Compliance Officer	None
Prabha (“Mary”) Ng	Chief Information Security Officer and Signatory Officer	None
Candace Scappator	Chief Financial Officer, Principal Financial Officer, Principal Operations Officer and Signatory Officer	None
Yun (“Julia”) Zhang	Chief Risk Officer and Signatory Officer	None
Gina Jones	Financial Crime Officer and Signatory Officer	None
Peter Tian	Treasurer and Signatory Officer	None
Paul (“Scott”) Peterson	Assistant Treasurer and Signatory Officer	None
Julien Zusslin	Assistant Treasurer and Signatory Officer	None
David Kahal	Signatory Officer	None
Page Long	Signatory Officer	None
Fred Makonnen	Signatory Officer	None
Arielle D’Auguste	General Counsel and Signatory Officer	None
Steven Junge	National Sales Manager – 1290 Funds	None
Jessica Baehr	Signatory Officer	Senior Vice President
Peter Golden	Signatory Officer	None
Francesca Divone	Secretary	None
Michael Brudoley	Assistant Secretary	None
Christine Medy	Assistant Secretary	None
(c) Inapplicable.
Item 33.  Location of Accounts and Records
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:
(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, New York 11245
(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Adviser, Administrator or Sub-Administrator:
Equitable Investment Management Group, LLC*
Equitable Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
29

J.P. Morgan Chase Bank, N.A.
70 Fargo Street
Boston, MA 02210
(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser, Principal Underwriter, or Sub-Advisers:
Equitable Investment Management Group, LLC*
1345 Avenue of the Americas
New York, NY 10105
Equitable Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
AllianceBernstein, L.P.
501 Commerce Street
Nashville, TN 37203
1832 Asset Management U.S. Inc.
1 Adelaide Street East
Toronto, Ontario
Canada M5C2V9
American Century Investment Management, Inc.
4500 Main Street
Kansas City, MO 64111
Aristotle Capital Management, LLC
11100 Santa Monica Blvd.
Suite 1700
Los Angeles, CA 90025
AXA Investment Managers US Inc.
400 Atlantic Street, Suite 100
Stamford, CT 06901
Barrow, Hanley, Mewhinney & Strauss, LLC
2200 Ross Avenue, 31st Flr.
Dallas, TX 75201-2761
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022
BlackRock Investment Management LLC
P.O. Box 9011
Princeton, NJ 08543-9011
Brandywine Global Investment Management, LLC
1735 Market Street, Suite 1800
Philadelphia, PA 19103
Capital International, Inc.
11100 Santa Monica Boulevard
17th Floor
Los Angeles, CA 90025
ClearBridge Advisors LLC
620 Eighth Avenue
New York, NY 10018
Diamond Hill Capital Management, Inc.
325 John H. McConnell Blvd., Suite 200
Columbus, OH 43215
DoubleLine Capital LP
333 South Grand Avenue, 18th Flr.
Los Angeles, CA 90071
Dreyfus, a division of Mellon Investments Corporation
500 Ross Street
Pittsburgh, PA 15258
EARNEST Partners, LLC
1180 Peachtree Street, NE
Atlanta, GA, 30309
FIAM LLC
900 Salem Street
Smithfield, RI 02917
Federated Global Investment Corp.
101 Park Avenue, Suite 4100
New York, NY 10178-0002
Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078
GQG Partners, LLC
350 East Las Olas Boulevard
18th Floor
Fort Lauderdale, FL 33301
GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580
Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282
Harris Associates LP
111 S. Wacker Drive, Suite 4600
Chicago, IL 60606
Horizon Kinetics Asset Management, LLC
470 Park Avenue South
New York, NY 10016
30

Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Janus Henderson Investors US LLC
151 Detroit Street
Denver, Colorado
80206-4805
JPMorgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
Lord Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302
MFS Investment Management
111 Huntington Avenue
Boston, MA 02199
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020
Pacific Investment Management Company, LLC
840 Newport Center Drive
Newport Beach, CA 92660
Polen Capital Management
1825 NW Corporate Boulevard, Suite 300
Boca Raton, FL 33431
Post Advisory Group, LLC
11755 Wilshire Boulevard
Suite 1400
Los Angeles, CA 90025
SSgA Funds Management
One Lincoln Street
Boston, MA 02111
T. Rowe Price Associates, Inc.
1307 Point Street
Baltimore, MD 21231
Vaughan Nelson Investment Management, LP
600 Travis Street, Suite 6300
Houston, TX 77002-3071
Wellington Management Company LLP
75 State Street
Boston, MA 02109
Westfield Capital Management Company
One Financial Center
Boston, MA 02111
*
Equitable Investment Management Group, LLC may maintain certain books and records at the offices of its parent, Equitable Financial Life Insurance Company, at 1345 Avenue of the Americas, New York, NY 10105 and at offsite storage facilities, including: Access Storage locations, 2010 Route 57 West, Franklin, NJ 07882; 2067 Route 57 East, Franklin Township, NJ 07882; 180 Moody Road, Enfield, CT 06082; 2 Lakeside Drive, Delano, PA 18220; and 100 Ernie Preate Drive, Moosic, PA 18507.
Item 34.  Management Services
None.
Item 35.  Undertakings
Inapplicable.
31

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 179 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on February 6, 2026.
EQ ADVISORS TRUST
By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, President and Chief Executive Officer
Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Steven M. Joenk	Trustee, President and Chief Executive Officer	February 6, 2026
Steven M. Joenk
/s/ Gary S. Schpero*	Trustee and Chairman of the Board	February 6, 2026
Gary S. Schpero
/s/ Donald E. Foley*	Trustee	February 6, 2026
Donald E. Foley
/s/ H. Thomas McMeekin*	Trustee	February 6, 2026
H. Thomas McMeekin
/s/ Michael Clement*	Trustee	February 6, 2026
Michael Clement
/s/ Kathleen Stephansen*	Trustee	February 6, 2026
Kathleen Stephansen
/s/ Patricia M. Haverland*	Trustee	February 6, 2026
Patricia M. Haverland
/s/ Jeffery S. Perry*	Trustee	February 6, 2026
Jeffery S. Perry
/s/ Marcia Haydel*	Trustee	February 6, 2026
Marcia Haydel
/s/ Kimberly Thompson Laughton*	Trustee	February 6, 2026
Kimberly Thompson Laughton
/s/ Brian Walsh*	Treasurer and Chief Financial Officer (Chief Accounting Officer)	February 6, 2026
Brian Walsh

* By:	/s/ Steven M. Joenk
Steven M. Joenk (Attorney-in-Fact)
32